As filed with the Securities and Exchange Commission on February 26, 2010

File No. 333-02381/811-07589

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 82	☒

and/or

REGISTRATION STATEMeENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 84	☒

THE HARTFORD MUTUAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

P. O. Box 2999, Hartford, Connecticut  06104-2999

(Address of Principal Executive Offices)

Registrant’s Telephone Number including Area Code: (860) 843-9934

Edward P. Macdonald, Esquire

The Hartford Financial Services Group, Inc.

Life Law – Mutual Funds Unit

200 Hopmeadow Street

Simsbury, Connecticut  06089

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, Massachusetts 02116-5021

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on March 1, 2010 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (Date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE HARTFORD MUTUAL FUNDS

The Hartford Advisers Fund

Prospectus

March 1, 2010

Class	Ticker
A	ITTAX
B	IHABX
C	HAFCX
R3	ITTRX
R4	ITTSX
R5	ITTTX
Y	IHAYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD ADVISERS FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	R3	R4	R5	Y
Management fees	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	0.25%	—	—
Other expenses	0.40%	0.58%	0.31%	0.67%	0.21%	0.18%	0.09%
Total annual fund operating expenses	1.32%	2.25%	1.98%	1.84%	1.13%	0.85%	0.76%
Less: Contractual expense reimbursement(1)	0.14%	0.21%	—	0.41%	—	0.02%	—
Net operating expenses(1)	1.18%	2.04%	1.98%	1.43%	1.13%	0.83%	0.76%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.18% (Class A), 1.43% (Class R3), 1.13% (Class R4) and 0.83% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

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EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$664	$932	$1,221	$2,041
B	$707	$983	$1,386	$2,334
C	$301	$621	$1,068	$2,306
R3	$146	$539	$957	$2,125
R4	$115	$359	$622	$1,375
R5	$85	$269	$469	$1,047
Y	$78	$243	$422	$942

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$664	$932	$1,221	$2,041
B	$207	$683	$1,186	$2,334
C	$201	$621	$1,068	$2,306
R3	$146	$539	$957	$2,125
R4	$115	$359	$622	$1,375
R5	$85	$269	$469	$1,047
Y	$78	$243	$422	$942

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by allocating its assets among equity securities, debt securities, and money market instruments.  The Fund will normally invest in a portfolio of between 50% and 70% equity securities, with the balance of its assets invested in debt securities and cash instruments.  The Fund will not normally hold more than 10% in cash or cash equivalents.  The Fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to evaluate a security for purchase or sale by the Fund.  The debt securities (other than money market instruments) in which the Fund invests

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include U.S. Government securities, including its agencies and instrumentalities, and other debt securities rated investment grade, including corporate bonds, mortgage-backed securities, asset-backed securities, and taxable municipal bonds, or if unrated, securities deemed by Wellington Management to be of comparable quality.  The Fund is not restricted to any specific maturity term.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them

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worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·      Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest       14.83% (2nd quarter, 2009)    Lowest  -16.96% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

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The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

	1 Year	5 Years	10 Years
Share Classes
Class A - Return Before Taxes	23.13%	0.80%	0.52%
- After Taxes on Distributions	22.43%	-0.49%	-0.56%
- After Taxes on Distributions and Sale of Fund Shares	14.97%	0.06%	-0.12%
Share Classes (Return Before Taxes)
Class B	24.21%	0.78%	0.49%
Class C	28.21%	1.21%	0.39%
Class R3	30.04%	1.97%	1.34%
Class R4	30.30%	2.15%	1.43%
Class R5	30.77%	2.34%	1.52%
Class Y	30.85%	2.39%	1.55%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%
Barclays Capital Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.52%	4.71%	6.34%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Steven T. Irons, CFA	Senior Vice President and Equity Portfolio Manager	2005
Peter I. Higgins, CFA	Senior Vice President and Equity Portfolio Manager	2005
John C. Keogh	Senior Vice President and Fixed Income Portfolio Manager	2004
Christopher L. Gootkind, CFA	Vice President and Fixed Income Portfolio Manager	2006

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PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by allocating its assets among equity securities, debt securities, and money market instruments.  The Fund will normally invest in a portfolio of between 50% and 70% equity securities, with the balance of its assets invested in debt securities and cash instruments.  The Fund will not normally hold more than 10% in cash or cash equivalents.  The Fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to evaluate a security for purchase or sale by the Fund.  The debt securities (other than money market instruments) in which the Fund invests include U.S. Government securities, including its agencies and instrumentalities, and other debt securities rated investment grade, including corporate bonds, mortgage-backed securities, asset-backed securities, and taxable municipal bonds, or if unrated, securities deemed by Wellington Management to be of comparable quality.  The Fund is not restricted to any specific maturity term.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Allocation decisions within asset categories are at the discretion of Wellington Management and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.  Wellington Management does not attempt to engage in short-term market timing among asset categories.  As a result, shifts in asset allocation are expected to be gradual.

The Fund’s diversified portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale.  Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the Fund seeks to invest in companies that, in Wellington Management’s opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position.  The Fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.

Investment grade securities are those rated at least “BBB” by Standard & Poor’s Corporation (“S&P”) or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Fitch, Inc. (“Fitch”), or if unrated, securities deemed by Wellington

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Management to be of comparable quality.  These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities.

As of December 31, 2009, the market capitalization of companies included in the S&P 500 Index ranged from approximately $1 billion to $324 billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

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Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

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·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·         Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

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·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·         Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

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Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

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·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This

16

requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will

17

publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the fund since 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005.

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John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since 2006 and for clients of the firm for at least the past five years. Mr. Gootkind joined Wellington Management as an investment professional in 2000.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.67% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.690% of the first $500 million, 0.625% of the next $500 million, 0.575% of the

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next $4 billion, 0.5725% of the next $5 billion and 0.570% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

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effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

27

through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

28

value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans – Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

32

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

33

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

34

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares – $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares – no investment minimum and no subsequent investment minimum.

·                  Class Y shares – $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To:	Send Payments To:	Phone Number:
The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

44

the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

46

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

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procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

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than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Government/Credit Bond Index) is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Advisers Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.80	$18.52	$16.74		$15.34	$14.57
Investment Operations:
Net investment income (loss)	0.21	0.26	0.30		0.31	0.26
Payment from (to) Affiliate	—	—	0.01		—	—
Net realized and unrealized gain (loss) on investments	1.94	(5.74)	1.87		1.38	0.80
Total from investment operations	2.15	(5.48)	2.18		1.69	1.06
Distributions:
Net investment income	(0.28)	(0.25)	(0.31)		(0.29)	(0.29)
Net realized gain on investments	—	(1.99)	(0.09)		—	—
Total distributions	(0.28)	(2.24)	(0.40)		(0.29)	(0.29)
Net asset value, end of period	$12.67	$10.80	$18.52		$16.74	$15.34
Total Return(b)	20.47%	(33.24)%	13.23	%(c)	11.16%	7.30%
Net assets at end of period (in thousands)	$580,354	$593,816	$1,088,361		$1,110,324	$1,222,944
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.32%	1.18%	1.15%		1.17%	1.21%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.15%	1.18%	1.10%		1.12%	1.19%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.15%	1.18%	1.10%		1.12%	1.19%
Ratio of net investment income to average net assets	1.90%	1.75%	1.67%		1.86%	1.73%
Portfolio turnover rate(e)	73%	79%	84%		99%	66%

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57

The Hartford Advisers Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.69	$18.34	$16.57		$15.19	$14.43
Investment Operations:
Net investment income (loss)	0.12	0.15	0.16		0.18	0.14
Payment from (to) Affiliate	—	—	0.02		—	—
Net realized and unrealized gain (loss) on investments	1.92	(5.70)	1.84		1.37	0.79
Total from investment operations	2.04	(5.55)	2.02		1.55	0.93
Distributions:
Net investment income	(0.19)	(0.11)	(0.16)		(0.17)	(0.17)
Net realized gain on investments	—	(1.99)	(0.09)		—	—
Total distributions	(0.19)	(2.10)	(0.25)		(0.17)	(0.17)
Net asset value, end of period	$12.54	$10.69	$18.34		$16.57	$15.19
Total Return(b)	19.42%	(33.80)%	12.32	%(c)	10.25%	6.48%
Net assets at end of period (in thousands)	$73,778	$103,632	$248,020		$341,772	$437,462
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.25%	2.03%	1.96%		1.96%	1.99%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	2.04%	2.00%	1.91%		1.91%	1.98%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	2.04%	2.00%	1.91%		1.91%	1.98%
Ratio of net investment income to average net assets	1.06%	0.93%	0.85%		1.07%	0.95%
Portfolio turnover rate(e)	73%	79%	84%		99%	66%

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59

The Hartford Advisers Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.80	$18.51	$16.73		$15.34	$14.56
Investment Operations:
Net investment income (loss)	0.12	0.16	0.18		0.19	0.16
Payment from (to) Affiliate	—	—	0.01		—	—
Net realized and unrealized gain (loss) on investments	1.94	(5.73)	1.87		1.38	0.80
Total from investment operations	2.06	(5.57)	2.06		1.57	0.96
Distributions:
Net investment income	(0.19)	(0.15)	(0.19)		(0.18)	(0.18)
Net realized gain on investments	—	(1.99)	(0.09)		—	—
Total distributions	(0.19)	(2.14)	(0.28)		(0.18)	(0.18)
Net asset value, end of period	$12.67	$10.80	$18.51		$16.73	$15.34
Total Return(b)	19.46%	(33.68)%	12.44	%(c)	10.32%	6.63%
Net assets at end of period (in thousands)	$98,891	$106,819	$206,799		$219,580	$253,605
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.98%	1.87%	1.83%		1.87%	1.91%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.98%	1.87%	1.78%		1.82%	1.89%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.98%	1.87%	1.78%		1.82%	1.89%
Ratio of net investment income to average net assets	1.08%	1.06%	0.98%		1.16%	1.06%
Portfolio turnover rate(e)	73%	79%	84%		99%	66%

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61

The Hartford Advisers Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)	2008	2007(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.92	$18.70	$17.24
Investment Operations:
Net investment income (loss)	0.18	0.21	0.21
Net realized and unrealized gain (loss) on investments	1.97	(5.78)	1.44
Total from investment operations	2.15	(5.57)	1.65
Distributions:
Net investment income	(0.26)	(0.22)	(0.19)
Net realized gain on investments	—	(1.99)	—
Total distributions	(0.26)	(2.21)	(0.19)
Net asset value, end of period	$12.81	$10.92	$18.70
Total Return(b)	20.20%	(33.39)%	9.62	%(g)
Net assets at end of period (in thousands)	$13	$9	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.84%	1.57%	1.45	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.32%	1.43%	1.40	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.32%	1.43%	1.40	%(h)
Ratio of net investment income to average net assets	1.65%	1.49%	1.38	%(h)
Portfolio turnover rate(e)	73%	79%	84%

62

The Hartford Advisers Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)	2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.92	$18.70	$17.24
Investment Operations:
Net investment income (loss)	0.17	0.26	0.25
Net realized and unrealized gain (loss) on investments	2.01	(5.78)	1.44
Total from investment operations	2.18	(5.52)	1.69
Distributions:
Net investment income	(0.29)	(0.27)	(0.23)
Net realized gain on investments	—	(1.99)	—
Total distributions	(0.29)	(2.26)	(0.23)
Net asset value, end of period	$12.81	$10.92	$18.70
Total Return(b)	20.47%	(33.16)%	9.88	%(g)
Net assets at end of period (in thousands)	$1,275	$113	$53
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.13%	1.11%	1.11	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.13%	1.11%	1.06	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.13%	1.11%	1.06	%(h)
Ratio of net investment income to average net assets	1.61%	1.80%	1.68	%(h)
Portfolio turnover rate(e)	73%	79%	84%

63

The Hartford Advisers Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)	2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.93	$18.71	$17.24
Investment Operations:
Net investment income (loss)	0.24	0.31	0.31
Net realized and unrealized gain (loss) on investments	1.97	(5.79)	1.43
Total from investment operations	2.21	(5.48)	1.74
Distributions:
Net investment income	(0.32)	(0.31)	(0.27)
Net realized gain on investments	—	(1.99)	—
Total distributions	(0.32)	(2.30)	(0.27)
Net asset value, end of period	$12.82	$10.93	$18.71
Total Return(b)	20.83%	(32.96)%	10.17	%(g)
Net assets at end of period (in thousands)	$9	$7	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.85%	0.79%	0.85	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.83%	0.79%	0.80	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.83%	0.79%	0.80	%(h)
Ratio of net investment income to average net assets	2.18%	2.13%	1.98	%(h)
Portfolio turnover rate(e)	73%	79%	84%

64

The Hartford Advisers Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.93	$18.71	$16.91		$15.50	$14.72
Investment Operations:
Net investment income (loss)	0.28	0.33	0.38		0.38	0.33
Payment from (to) Affiliate	—	—	0.01		—	—
Net realized and unrealized gain (loss) on investments	1.95	(5.80)	1.89		1.40	0.81
Total from investment operations	2.23	(5.47)	2.28		1.78	1.14
Distributions:
Net investment income	(0.33)	(0.32)	(0.39)		(0.37)	(0.36)
Net realized gain on investments	—	(1.99)	(0.09)		—	—
Total distributions	(0.33)	(2.31)	(0.48)		(0.37)	(0.36)
Net asset value, end of period	$12.83	$10.93	$18.71		$16.91	$15.50
Total Return(b)	20.98%	(32.91)%	13.73	%(c)	11.63%	7.78%
Net assets at end of period (in thousands)	$1,610	$11,347	$19,948		$17,710	$15,342
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.76%	0.70%	0.69%		0.71%	0.75%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.76%	0.70%	0.64%		0.66%	0.74%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.76%	0.70%	0.64%		0.66%	0.74%
Ratio of net investment income to average net assets	2.49%	2.22%	2.13%		2.32%	2.13%
Portfolio turnover rate(e)	73%	79%	84%		99%	66%

65

66

The Hartford Advisers Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Total return without the inclusion of the Payments from (to) Affiliate can be found in the Payments From Affiliate chart.
(d)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	R3 shares commenced operations on December 22, 2006.
(g)	Not annualized.
(h)	Annualized.
(i)	R4 shares commenced operations on December 22, 2006.
(j)	R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006	October 31, 2005
A	1.14%	1.17%	1.09%		1.11%	1.18%
B	2.03%	2.00%	1.90%		1.90%	1.96%
C	1.98%	1.86%	1.78%		1.81%	1.88%
R3	1.32%	1.43%	1.40	%(a)
R4	1.12%	1.11%	1.05	%(b)
R5	0.82%	0.79%	0.80	%(c)
Y	0.76%	0.70%	0.63%		0.65%	0.73%

(a)	Commencement of operations on December 22, 2006.
(b)	Commencement of operations on December 22, 2006.
(c)	Commencement of operations on December 22, 2006.

67

Payments from Affiliates

The total return in the financial highlights includes payment from affiliates.  Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007
Class A	0.07%	13.15%
Class B	0.08%	12.24%
Class C	0.07%	12.36%
Class Y	0.07%	13.65%

68

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

69

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-AD10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Balanced Allocation Fund

Prospectus

March 1, 2010

Class	Ticker
A	HBAAX
B	HBABX
C	HBACX
I	HBAIX
R3	HBARX
R4	HBASX
R5	HBATX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD BALANCED ALLOCATION FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation and income.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5
Management fees	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—
Other expenses	0.19%	0.28%	0.20%	0.14%	0.32%	0.20%	0.15%
Acquired Fund fees and expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Total annual fund operating expenses	1.33%	2.17%	2.09%	1.03%	1.71%	1.34%	1.04%
Less: Contractual expense reimbursement(1)	—	0.02%	—	—	—	—	—
Net operating expenses(1)	1.33%	2.15%	2.09%	1.03%	1.71%	1.34%	1.04%

(1)

The Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.40% (Class A), 2.15% (Class B), 2.15% (Class C), 1.15% (Class I), 1.78% (Class R3), 1.48% (Class R4) and 1.18% (Class R5). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual

4

arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$678	$948	$1,239	$2,063
B	$718	$977	$1,363	$2,288
C	$312	$655	$1,124	$2,421
I	$105	$328	$569	$1,259
R3	$174	$539	$928	$2,019
R4	$136	$425	$734	$1,613
R5	$106	$331	$574	$1,271

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$678	$948	$1,239	$2,063
B	$218	$677	$1,163	$2,288
C	$212	$655	$1,124	$2,421
I	$105	$328	$569	$1,259
R3	$174	$539	$928	$2,019
R4	$136	$425	$734	$1,613
R5	$106	$331	$574	$1,271

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy. Under normal market conditions, Hartford Investment Management Company (“Hartford Investment Management”) adjusts the Fund’s investments in the Underlying Funds to achieve approximately 60% of assets in equity funds and approximately 40% of assets in

5

fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future

6

results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest       14.23% (2nd quarter, 2009)   Lowest    -16.04% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending 12/31/09
(including sales charges)

			Lifetime
Share Classes	1 Year	5 Years	(since 05/28/04)
Class A - Return Before Taxes	20.56%	1.67%	3.05%
- After Taxes on Distributions	19.93%	0.55%	2.00%
- After Taxes on Distributions and Sale of Fund Shares	13.33%	0.91%	2.13%
Share Classes (Return Before Taxes)
Class B	21.66%	1.70%	3.15%
Class C	25.72%	2.09%	3.34%
Class I	28.11%	3.05%	4.30%
Class R3	27.33%	2.59%	3.88%
Class R4	27.73%	2.82%	4.09%
Class R5	27.95%	2.99%	4.24%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	1.98%
Barclays Capital U.S Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	5.31%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since

Ed Caputo, CFA	Vice President	2007

Hugh Whelan, CFA	Managing Director	2006

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

8

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy. Under normal market conditions, Hartford Investment Management Company (“Hartford Investment Management”) adjusts the Fund’s investments in the Underlying Funds to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

In seeking the Fund’s investment objective, the investment strategies of Hartford Investment Management include:

·      Allocating the Fund’s assets among Class Y shares of Underlying Funds based on the Fund’s investment objective and on internally generated research.

·      Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·      Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities.  The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others.  The Underlying Funds may invest in securities of domestic and/or foreign companies.  The Underlying Funds may invest in debt securities, primarily of U.S. issuers.  The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management.  The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.  The Underlying Funds may invest primarily in securities of domestic companies.

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As of December 31, 2009, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds
The Hartford Capital Appreciation Fund	The Hartford Floating Rate Fund
The Hartford Capital Appreciation II Fund	The Hartford High Yield Fund
The Hartford Disciplined Equity Fund	The Hartford Income Fund
The Hartford Dividend and Growth Fund	The Hartford Inflation Plus Fund
The Hartford Equity Income Fund	The Hartford Short Duration Fund
The Hartford Fundamental Growth Fund	The Hartford Strategic Income Fund
The Hartford Growth Fund	The Hartford Total Return Bond Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund	ETFs
The Hartford Select MidCap Value Fund	Powershares DB Commodity Index Tracking Fund ETF
The Hartford Select SmallCap Value Fund	Powershares Emerging Markets Sovereign Debt Portfolio ETF
The Hartford Small Company Fund	SPDR DJ Wilshire International Real Estate ETF
The Hartford Small/Mid Cap Equity Fund	SPDR DJ REIT ETF
The Hartford Value Fund
The Hartford Value Opportunities Fund

Global and International Equity Funds
The Hartford Global Growth Fund
The Hartford Global Research Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordmutualfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders.  For future information regarding the asset allocation among the Underlying Funds, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times.  However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

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MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s and the Underlying Funds’ investment policies and risks.

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Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

ETF Risk - An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than

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stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”).  The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds.  Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds is intended to be managed according to its asset allocation strategy without trading actively among the Underlying Funds or attempting to capture short-term market opportunities.  However, a fund’s asset allocation strategy or its selection of Underlying Funds may be modified if it is believed that doing so would better enable the fund to pursue its investment goal.  Other than

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the Checks and Balances Fund, Underlying Funds are expected to be reallocated quarterly, although they may be rebalanced more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

·      Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.

·      By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.

·      A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·      Rebalancing Underlying Funds may increase transaction costs.

·      Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

·      The investment allocation limitations of the Checks and Balances Fund and the Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, the Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·      Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·      Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·      Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

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·      Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·      If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·      The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·      Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·      Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·      Securities of foreign issuers and loans of foreign borrowers, including

·      companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·      foreign governments and agencies or instrumentalities of foreign governments

·      issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·      Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·      changes in currency rates

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·      changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·      decreased liquidity

·      substantially less volume on foreign stock markets and other securities markets

·      higher commissions and dealer mark-ups

·      inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·      less uniform accounting, auditing and financial reporting standards

·      less publicly available information about a foreign issuer or borrower

·      less government regulation

·      unfavorable foreign tax laws

·      political or social instability or diplomatic developments in a foreign country

·      differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·      illiquidity

·      increased price volatility

·      smaller market capitalizations

·      less government regulation

·      less extensive and less frequent accounting, financial and other reporting requirements

·      Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·      less certain growth prospects

·      lower degree of liquidity in the markets for such stocks

·      thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·      limited product lines, markets or financial resources

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·      dependence on a few key management personnel

·      increased susceptibility to losses and bankruptcy

·      increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·      acquire more than 3% of the voting shares of any other investment company,

·      invest more than 5% of a fund’s total assets in securities of any one investment company, and

·      invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·      the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·      the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·      price fluctuation, resulting in a loss to the fund

·      the risk that an ETF may trade at a discount to its NAV

·      the risk that an active market for an ETF’s shares may not develop or be maintained

·      the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·      In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can

18

reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·      Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·      Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar

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days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers. The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE. The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.14% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the Fund’s average daily net assets.

ACQUIRED FUND FEES AND EXPENSES. The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes. Certain share classes are not available for all Hartford Mutual Funds or to all investors. No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund (2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund(2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)	A member of the group of funds referred to as the Asset Allocation Funds
(2)	Non-diversified fund
(3)	A member of the group of funds referred to as the Hartford Fixed Income Funds
(4)	A member of the group of funds referred to as the Target Retirement Funds
(5)	Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares. As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

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effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program. These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares. Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·      Class Y shares are offered to institutional investors, which include, but are not limited to:

·      Certain qualified employee benefit plans and other retirement savings plans

·      Non-profit organizations, charitable trusts, foundations and endowments

·      Accounts registered to bank trust departments, trust companies, and investment companies

·      Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account. Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·      Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds. This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

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Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)  As a percentage of the Fund’s average net assets.

(2)  Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)  No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)   Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

29

value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

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(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

31

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

33

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

34

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

35

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·      Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·      “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·      “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·      Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·      Provision of educational programs, including information and related support materials;

·      Hardware and software; and

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·      Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.     Read this prospectus carefully.

2.     Determine how much you want to invest.  The minimum initial investment is as follows:

·      Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·      Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·      Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.     Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.     Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·      On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·      By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·      In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·      By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·      On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·      By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·      By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·      By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·      IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·      403(b) — 403(b) Distribution Request Form.

·      Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·      Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·      Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·      Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·      Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To:	Send Payments To:	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.
The Hartford Mutual Funds	The Hartford Mutual Funds
P.O. Box 64387	P.O. Box 9140
St. Paul, MN 55164-0387	Minneapolis, MN 55480-9140
FAX: 888-802-0039	FAX: 888-802-0039

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

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example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

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procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.  Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

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Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Return of the index is from 5/31/2004 — 12/31/2009.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Balanced Allocation Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.48	$13.10	$12.01	$10.95	$10.30
Investment Operations:
Net investment income (loss)	0.19	0.26	0.27	0.18	0.13
Net realized and unrealized gain (loss) on investments	1.30	(3.83)	1.45	1.12	0.64
Total from investment operations	1.49	(3.57)	1.72	1.30	0.77
Distributions:
Net investment income	(0.18)	(0.47)	(0.36)	(0.22)	(0.12)
Net realized gain on investments	—	(0.58)	(0.27)	(0.02)	—
Total distributions	(0.18)	(1.05)	(0.63)	(0.24)	(0.12)
Net asset value, end of period	$9.79	$8.48	$13.10	$12.01	$10.95
Total Return(a)	18.01%	(29.35)%	14.95%	11.98%	7.47%
Net assets at end of period (in thousands)	$483,316	$439,955	$608,443	$453,492	$262,878
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.58%	0.53%	0.54%	0.62%	0.66%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.58%	0.53%	0.54%	0.62%	0.60%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.58%	0.53%	0.54%	0.62%	0.60%
Ratio of net investment income to average net assets	2.20%	2.23%	2.09%	1.52%	1.26%
Portfolio turnover rate(c)	17%	18%	34%	15%	2%

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The Hartford Balanced Allocation Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.45	$13.06	$11.98	$10.92	$10.28
Investment Operations:
Net investment income (loss)	0.12	0.16	0.18	0.10	0.06
Net realized and unrealized gain (loss) on investments	1.30	(3.81)	1.44	1.11	0.62
Total from investment operations	1.42	(3.65)	1.62	1.21	0.68
Distributions:
Net investment income	(0.11)	(0.38)	(0.27)	(0.13)	(0.04)
Net realized gain on investments	—	(0.58)	(0.27)	(0.02)	—
Total distributions	(0.11)	(0.96)	(0.54)	(0.15)	(0.04)
Net asset value, end of period	$9.76	$8.45	$13.06	$11.98	$10.92
Total Return(a)	17.15%	(29.95)%	14.03%	11.22%	6.66%
Net assets at end of period (in thousands)	$95,125	$92,829	$135,541	$109,117	$72,619
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.42%	1.35%	1.36%	1.44%	1.47%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.38%	1.35%	1.33%	1.36%	1.31%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.38%	1.35%	1.33%	1.36%	1.31%
Ratio of net investment income to average net assets	1.41%	1.47%	1.34%	0.82%	0.55%
Portfolio turnover rate(c)	17%	18%	34%	15%	2%

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The Hartford Balanced Allocation Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.45	$13.06	$11.98	$10.92	$10.28
Investment Operations:
Net investment income (loss)	0.12	0.17	0.18	0.11	0.06
Net realized and unrealized gain (loss) on investments	1.30	(3.81)	1.44	1.11	0.62
Total from investment operations	1.42	(3.64)	1.62	1.22	0.68
Distributions:
Net investment income	(0.12)	(0.39)	(0.27)	(0.14)	(0.04)
Net realized gain on investments	—	(0.58)	(0.27)	(0.02)	—
Total distributions	(0.12)	(0.97)	(0.54)	(0.16)	(0.04)
Net asset value, end of period	$9.75	$8.45	$13.06	$11.98	$10.92
Total Return(a)	17.07%	(29.91)%	14.07%	11.24%	6.66%
Net assets at end of period (in thousands)	$169,306	$160,167	$225,155	$171,073	$103,248
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.34%	1.29%	1.29%	1.38%	1.41%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.34%	1.29%	1.29%	1.36%	1.31%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.34%	1.29%	1.29%	1.36%	1.31%
Ratio of net investment income to average net assets	1.46%	1.49%	1.35%	0.78%	0.56%
Portfolio turnover rate(c)	17%	18%	34%	15%	2%

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The Hartford Balanced Allocation Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009	2008	2007	2006(d)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.47	$13.09	$12.00	$11.66
Investment Operations:
Net investment income (loss)	0.24	0.33	0.26	0.05
Net realized and unrealized gain (loss) on investments	1.28	(3.86)	1.50	0.34
Total from investment operations	1.52	(3.53)	1.76	0.39
Distributions:
Net investment income	(0.21)	(0.51)	(0.40)	(0.05)
Net realized gain on investments	—	(0.58)	(0.27)	—
Total distributions	(0.21)	(1.09)	(0.67)	(0.05)
Net asset value, end of period	$9.78	$8.47	$13.09	$12.00
Total Return(a)	18.39%	(29.15)%	15.35%	3.35	%(e)
Net assets at end of period (in thousands)	$2,079	$2,238	$927	$353
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.28%	0.22%	0.22%	0.39	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.28%	0.22%	0.22%	0.39	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.28%	0.22%	0.22%	0.39	%(f)
Ratio of net investment income to average net assets	3.01%	1.59%	1.88%	1.47	%(f)
Portfolio turnover rate(c)	17%	18%	34%	15%

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The Hartford Balanced Allocation Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009	2008	2007(g)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.44	$13.08	$11.89
Investment Operations:
Net investment income (loss)	0.15	0.26	0.08
Net realized and unrealized gain (loss) on investments	1.30	(3.88)	1.25
Total from investment operations	1.45	(3.62)	1.33
Distributions:
Net investment income	(0.15)	(0.44)	(0.14)
Net realized gain on investments	—	(0.58)	—
Total distributions	(0.15)	(1.02)	(0.14)
Net asset value, end of period	$9.74	$8.44	$13.08
Total Return(a)	17.52%	(29.74)%	11.29	%(e)
Net assets at end of period (in thousands)	$1,381	$358	$115
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.96%	0.92%	0.93	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.96%	0.92%	0.93	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.96%	0.92%	0.93	%(f)
Ratio of net investment income to average net assets	1.47%	0.86%	0.94	%(f)
Portfolio turnover rate(c)	17%	18%	34%

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The Hartford Balanced Allocation Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009	2008	2007(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.47	$13.10	$11.89
Investment Operations:
Net investment income (loss)	0.19	0.38	0.14
Net realized and unrealized gain (loss) on investments	1.30	(3.96)	1.23
Total from investment operations	1.49	(3.58)	1.37
Distributions:
Net investment income	(0.18)	(0.47)	(0.16)
Net realized gain on investments	—	(0.58)	—
Total distributions	(0.18)	(1.05)	(0.16)
Net asset value, end of period	$9.78	$8.47	$13.10
Total Return(a)	18.04%	(29.44)%	11.61	%(e)
Net assets at end of period (in thousands)	$13,518	$8,535	$2,679
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.59%	0.59%	0.66	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.59%	0.59%	0.66	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.59%	0.59%	0.66	%(f)
Ratio of net investment income to average net assets	2.08%	1.54%	1.23	%(f)
Portfolio turnover rate(c)	17%	18%	34%

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The Hartford Balanced Allocation Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009	2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.48	$13.10	$11.89
Investment Operations:
Net investment income (loss)	0.21	0.41	0.14
Net realized and unrealized gain (loss) on investments	1.31	(3.95)	1.25
Total from investment operations	1.52	(3.54)	1.39
Distributions:
Net investment income	(0.21)	(0.50)	(0.18)
Net realized gain on investments	—	(0.58)	—
Total distributions	(0.21)	(1.08)	(0.18)
Net asset value, end of period	$9.79	$8.48	$13.10
Total Return(a)	18.37%	(29.16)%	11.79	%(e)
Net assets at end of period (in thousands)	$13,104	$4,135	$725
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.29%	0.29%	0.36	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.29%	0.29%	0.36	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.29%	0.29%	0.36	%(f)
Ratio of net investment income to average net assets	2.22%	1.54%	1.54	%(f)
Portfolio turnover rate(c)	17%	18%	34%

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The Hartford Balanced Allocation Fund

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(b)	Expense ratios do not include expenses of the underlying funds.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	I shares commenced operations on August 31, 2006.
(e)	Not annualized.
(f)	Annualized.
(g)	R3 shares commenced operations on December 22, 2006.
(h)	R4 shares commenced operations on December 22, 2006.
(i)	R5 shares commenced operations on December 22, 2006.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-BA10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Balanced Income Fund

Prospectus

March 1, 2010

Class	Ticker
A	HBLAX
B	HBLBX
C	HBLCX
I	HBLIX
Y	HBLYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD BALANCED INCOME FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to provide current income with growth of capital as a secondary objective.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None
Exchange fees	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	Y
Management fees	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	—
Other expenses	0.34%	0.53%	0.37%	0.34%	0.21%
Total annual fund operating expenses	1.32%	2.26%	2.10%	1.07%	0.94%
Less: Contractual expense reimbursement(1)	0.07%	0.26%	0.10%	0.07%	0.04%
Net operating expenses(1)	1.25%	2.00%	2.00%	1.00%	0.90%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class A), 2.00% (Class B), 2.00% (Class C), 1.00% (Class I) and 0.90% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

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EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$670	$939	$1,227	$2,047
B	$703	$981	$1,386	$2,338
C	$303	$648	$1,120	$2,423
I	$102	$333	$583	$1,299
Y	$92	$296	$516	$1,151

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$670	$939	$1,227	$2,047
B	$203	$681	$1,186	$2,338
C	$203	$648	$1,120	$2,423
I	$102	$333	$583	$1,299
Y	$92	$296	$516	$1,151

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments.  Under normal circumstances, the Fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%.  Allocation decisions within these bands are at the discretion of the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.  The equity portion of the Fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion.  The Fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.  The Fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-

5

investment grade debt.  The Fund may also invest up to 25% of the fixed income portion of the portfolio in non-US dollar denominated debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

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PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   12.64% (2nd quarter, 2009)   Lowest  -7.51% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending 12/31/09

(including sales charges)

		Lifetime
Share Classes	1 Year	(since 07/31/06)
Class A - Return Before Taxes	15.69%	1.60%
- After Taxes on Distributions	14.14%	0.19%
- After Taxes on Distributions and Sale of Fund Shares	10.09%	0.53%
Share Classes (Return Before Taxes)
Class B	16.55%	1.72%
Class C	20.55%	2.51%
Class I	15.69%	1.60%
Class Y	22.78%	3.62%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-4.81%
Barclays Capital Corporate Index (reflects no deduction for fees, expenses or taxes)	18.68%	6.29%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Lucius T. Hill, III	Senior Vice President and Fixed Income Portfolio Manager	2006
Scott I. St. John, CFA	Vice President and Fixed Income Portfolio Manager	2006
W. Michael Reckmeyer, III, CFA	Senior Vice President and Equity Portfolio Manager	2007
Karen H. Grimes, CFA	Senior Vice President and Equity Portfolio Manager	2007
Ian R. Link, CFA	Vice President and Equity Portfolio Manager	2007

8

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to provide current income with growth of capital as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments.  Under normal circumstances, the Fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%.  Allocation decisions within these bands are at the discretion of the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.  The equity portion of the Fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion.  The Fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.  The Fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt.  The Fund may also invest up to 25% of the fixed income portion of the portfolio in non-US dollar denominated debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities.

Wellington Management does not attempt to engage in short-term market timing among asset categories.  As a result, shifts in asset allocation are expected to be gradual.

The fixed income portion of the Fund will invest primarily in investment grade debt (securities rated at least “BBB” by S&P or “Baa” by Moody’s or “BBB” by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality).  The fixed income portion of the Fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt.  Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.”

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes

10

generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Dividend Yielding Investment Risk — A focus on dividend yielding investments significantly influences performance. High dividend yielding

11

investments as a group can fall out of favor with the market, causing the fund to underperform funds that do not focus on dividends. The fund’s focus on dividend yielding investments may cause the fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus on dividend yielding investments. The fund’s focus on dividend yielding investments may result in the underperformance of the fund relative to broad market indices.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

12

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

13

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

14

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

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In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Lucius T. Hill, III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income portion of the fund since its inception in 2006 and for clients of the firm for at least the past five years. Mr. Hill joined Wellington Management as an investment professional in 1993.

Scott I. St. John, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fixed income portion of the fund since its inception in

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2006 and for clients of the firm for at least the past five years.  Mr. St. John joined Wellington Management as an investment professional in 2003.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the fund since 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since 2007 and for clients of the firm for the past four years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion

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regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.67% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.725% of the first $250 million, 0.700% of the next $250 million, 0.675% of the next $500 million, 0.650% of the next $4 billion, 0.6475% of the next $5 billion and 0.645% in excess of $10 billion annually of the Fund’s average daily net assets.

EXPENSE CAPS AND WAIVERS.  The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.”

Effective October 1, 2009, HIFSCO has voluntarily agreed to waive 0.50% of its management fees until October 31, 2010.  While such waiver is in effect, HIFSCO voluntarily agrees to reimburse expenses to the extent necessary to maintain the total annual operating expenses you may pay if you buy and hold Class A, ,Class B, Class C, Class I and Class Y shares of the fund at 0.75%, 1.50%, 1.50%, 0.50% and 0.40%, respectively.  The voluntary management fee waiver and voluntary expense reimbursements may be changed or terminated at any time.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund (2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

22

effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

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Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

26

through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

27

value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

41

are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

43

the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

45

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

46

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

49

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

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than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares had not yet commenced operations as of the date of this prospectus.  Performance shown for Class I shares is that of the Fund’s Class A shares, which had different operating expenses.

Indices:

The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

The Barclays Capital Corporate Index (formerly known as the Lehman Brothers Corporate Index) is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays Capital U.S. Aggregate Bond Index.

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FINANCIAL HIGHLIGHTS

No financial highlights are provided for Class I shares as that class had not yet commenced operations as of the date of this Prospectus.  However, the financial highlights below reflect information for Class A, B, C, and Y shares of the Fund.  The financial highlights for the Fund’s Class I shares for the periods presented below would have been substantially similar to that shown because all of the Fund’s shares are invested in the same portfolio of securities. However, the actual financial highlights of the Class I shares for the periods presented below would have been different than the information shown because of differences in the expenses borne by each class of shares.

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Balanced Income Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008	2007	2006(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.22	$11.02	$10.42	$10.00
Investment Operations:
Net investment income (loss)	0.38	0.40	0.34	0.09
Net realized and unrealized gain (loss) on investments	1.23	(2.75)	0.59	0.39
Total from investment operations	1.61	(2.35)	0.93	0.48
Distributions:
Net investment income	(0.39)	(0.41)	(0.33)	(0.06)
Net realized gain on investments	—	(0.04)	—	—
Total distributions	(0.39)	(0.45)	(0.33)	(0.06)
Net asset value, end of period	$9.44	$8.22	$11.02	$10.42
Total Return(c)	20.29%	(22.01)%	9.07%	4.78	%(d)
Net assets at end of period (in thousands)	$59,923	$36,544	$40,501	$11,513
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.32%	1.25%	1.33%	1.58	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.19%	1.25%	1.19%	1.26	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.19%	1.25%	1.19%	1.26	%(f)
Ratio of net investment income to average net assets	4.56%	4.10%	3.57%	3.48	%(f)
Portfolio turnover rate(g)	63%	44%	27%	8%

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The Hartford Balanced Income Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008	2007	2006(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.20	$10.98	$10.41	$10.00
Investment Operations:
Net investment income (loss)	0.31	0.33	0.26	0.07
Net realized and unrealized gain (loss) on investments	1.23	(2.74)	0.59	0.38
Total from investment operations	1.54	(2.41)	0.85	0.45
Distributions:
Net investment income	(0.34)	(0.33)	(0.28)	(0.04)
Net realized gain on investments	—	(0.04)	—	—
Total distributions	(0.34)	(0.37)	(0.28)	(0.04)
Net asset value, end of period	$9.40	$8.20	$10.98	$10.41
Total Return(c)	19.37%	(22.53)%	8.22%	4.54	%(d)
Net assets at end of period (in thousands)	$3,681	$1,945	$2,280	$304
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.26%	2.14%	2.21%	2.34	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.90%	2.00%	2.00%	2.00	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.90%	2.00%	2.00%	2.00	%(f)
Ratio of net investment income to average net assets	3.80%	3.35%	2.76%	2.73	%(f)
Portfolio turnover rate(g)	63%	44%	27%	8%

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The Hartford Balanced Income Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008	2007	2006(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.19	$10.97	$10.41	$10.00
Investment Operations:
Net investment income (loss)	0.31	0.33	0.26	0.06
Net realized and unrealized gain (loss) on investments	1.23	(2.74)	0.58	0.40
Total from investment operations	1.54	(2.41)	0.84	0.46
Distributions:
Net investment income	(0.33)	(0.33)	(0.28)	(0.05)
Net realized gain on investments	—	(0.04)	—	—
Total distributions	(0.33)	(0.37)	(0.28)	(0.05)
Net asset value, end of period	$9.40	$8.19	$10.97	$10.41
Total Return(c)	19.44%	(22.55)%	8.17%	4.56	%(d)
Net assets at end of period (in thousands)	$6,409	$4,007	$4,256	$400
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.10%	2.04%	2.14%	2.39	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.94%	2.00%	2.00%	2.00	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.94%	2.00%	2.00%	2.00	%(f)
Ratio of net investment income to average net assets	3.81%	3.34%	2.76%	2.67	%(f)
Portfolio turnover rate(g)	63%	44%	27%	8%

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The Hartford Balanced Income Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)	2008	2007	2006(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.24	$11.03	$10.42	$10.00
Investment Operations:
Net investment income (loss)	0.42	0.44	0.41	0.10
Net realized and unrealized gain (loss) on investments	1.22	(2.75)	0.56	0.38
Total from investment operations	1.64	(2.31)	0.97	0.48
Distributions:
Net investment income	(0.42)	(0.44)	(0.36)	(0.06)
Net realized gain on investments	—	(0.04)	—	—
Total distributions	(0.42)	(0.48)	(0.36)	(0.06)
Net asset value, end of period	$9.46	$8.24	$11.03	$10.42
Total Return(c)	20.67%	(21.67)%	9.43%	4.83	%(d)
Net assets at end of period (in thousands)	$108	$90	$115	$105
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	0.94%	0.91%	1.04%	1.31	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	0.85%	0.90%	0.90%	0.90	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	0.85%	0.90%	0.90%	0.90	%(f)
Ratio of net investment income to average net assets	4.96%	4.43%	3.86%	3.86	%(f)
Portfolio turnover rate(g)	63%	44%	27%	8%

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The Hartford Balanced Income Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	A shares commenced operations on July 31, 2006.
(c)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(f)	Annualized.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	B shares commenced operations on July 31, 2006.
(i)	C shares commenced operations on July 31, 2006.
(j)	Y shares commenced operations on July 31, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006
A	1.19%	1.25%	1.19%	1.25	%(a)
B	1.89%	2.00%	2.00%	2.00	%(b)
C	1.94%	2.00%	2.00%	2.00	%(c)
Y	0.85%	0.90%	0.90%	0.90	%(d)

(a)   Commencement of operations on July 31, 2006.

(b)   Commencement of operations on July 31, 2006.

(c)   Commencement of operations on July 31, 2006.

(d)   Commencement of operations on July 31, 2006.

59

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

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Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-BI10 March 1, 2010

61

THE HARTFORD MUTUAL FUNDS

The Hartford Capital Appreciation Fund

Prospectus

March 1, 2010

Class	Ticker
A	ITHAX
B	IHCAX
C	HCACX
I	ITHIX
R3	ITHRX
R4	ITHSX
R5	ITHTX
Y	HCAYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD CAPITAL APPRECIATION FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.32%	0.42%	0.28%	0.24%	0.31%	0.22%	0.16%	0.07%
Total annual fund operating expenses	1.22%	2.07%	1.93%	0.89%	1.46%	1.12%	0.81%	0.72%
Less: Contractual expense reimbursement(1)	—	0.05%	—	—	—	—	—	—
Net operating expenses(1)	1.22%	2.02%	1.93%	0.89%	1.46%	1.12%	0.81%	0.72%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.29% (Class A), 1.04% (Class I), 1.54% (Class R3), 1.24% (Class R4) and 0.94% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual

4

arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$667	$916	$1,183	$1,946
B	$705	$944	$1,309	$2,178
C	$296	$606	$1,042	$2,254
I	$91	$284	$493	$1,096
R3	$149	$462	$797	$1,746
R4	$114	$356	$617	$1,363
R5	$83	$259	$450	$1,002
Y	$74	$230	$401	$894

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$667	$916	$1,183	$1,946
B	$205	$644	$1,109	$2,178
C	$196	$606	$1,042	$2,254
I	$91	$284	$493	$1,096
R3	$149	$462	$797	$1,746
R4	$114	$356	$617	$1,363
R5	$83	$259	$450	$1,002
Y	$74	$230	$401	$894

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation.  The Fund normally invests at least 65% of its total assets in common stocks of medium and large companies.  The Fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded

5

principally on exchanges in emerging markets.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·      Assume reinvestment of all dividends and distributions

6

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   24.16% (2nd quarter, 2009)   Lowest  -26.09% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending 12/31/09
(including sales charges)

	1 Year	5 Years	10 Years
Share Classes
Class A - Return Before Taxes	34.97%	2.39%	3.80%
- After Taxes on Distributions	34.97%	1.26%	2.58%
- After Taxes on Distributions and Sale of Fund Shares	22.73%	1.79%	2.73%
Share Classes (Return Before Taxes)
Class B	36.71%	2.42%	3.78%
Class C	40.85%	2.82%	3.68%
Class I	43.37%	3.78%	4.50%
Class R3	42.52%	3.54%	4.67%
Class R4	43.03%	3.76%	4.77%
Class R5	43.47%	3.94%	4.86%
Class Y	43.57%	4.02%	4.90%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	28.34%	0.76%	-0.20%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since

Saul J. Pannell, CFA	Senior Vice President and Equity Portfolio Manager	1996

Frank D. Catrickes, CFA, CMT	Senior Vice President and Equity Portfolio Manager	1998

8

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A	$2,000 for all accounts except:	$50
Class C Class I	$250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50
Class I shares are offered only through advisory fee-based wrap programs

Class B	Closed to new investments	N/A

Class R3	No minimum initial investment	None
Class R4	Offered only to employer- sponsored retirement plans
Class R5

Class Y	$1 million	None
Offered to certain institutional investors and certain employer-sponsored retirement plans

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation.  The Fund normally invests at least 65% of its total assets in common stocks of medium and large companies.  The Fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry.

Wellington Management’s strategy is sometimes referred to as a “bottom up” approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. Due to its current size, the Fund generally will not invest in securities of issuers with market capitalizations less than $2 billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

10

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

11

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

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Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

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Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

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In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see “Valuation of Shares”

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 1996. Mr. Pannell joined Wellington Management as an investment professional in 1974.

Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 1998.  Mr. Catrickes joined Wellington Management as an investment professional in 1998.

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Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.65% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.800% of the first $500 million, 0.700% of the next $500 million, 0.650% of the next $4 billion, 0.6475% of the next $5 billion and 0.645% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)                    A member of the group of funds referred to as the Asset Allocation Funds

(2)                    Non-diversified fund

(3)                    A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)                    A member of the group of funds referred to as the Target Retirement Funds

(5)                    Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

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so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

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Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)                    As a percentage of the Fund’s average net assets.

(2)                    Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)                    No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

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value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)          after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2009, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2009, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2009, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

39

are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

43

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

44

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

47

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

49

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y shares performance and operating expenses.

Indices:

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Capital Appreciation Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008(a)	2007(a)		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$23.43	$46.08	$39.67		$36.51	$30.80
Investment Operations:
Net investment income (loss)	0.14	0.20	0.16		0.15	0.09
Net realized and unrealized gain (loss) on investments	4.76	(19.12)	9.42		6.43	5.62
Total from investment operations	4.90	(18.92)	9.58		6.58	5.71
Distributions:
Net investment income	(0.31)	—	(0.13)		—	—
Net realized gain on investments	—	(3.73)	(3.04)		(3.42)	—
Total distributions	(0.31)	(3.73)	(3.17)		(3.42)	—
Net asset value, end of period	$28.02	$23.43	$46.08		$39.67	$36.51
Total Return(b)	21.40%	(44.46)%	26.15	%(c)	19.56%	18.54%
Net assets at end of period (in thousands)	$9,038,634	$8,682,603	$13,684,583		$9,312,766	$6,071,891
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.22%	1.12%	1.11%		1.18%	1.26%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.22%	1.12%	1.11%		1.18%	1.26%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.22%	1.12%	1.11%		1.18%	1.26%
Ratio of net investment income to average net assets	0.58%	0.54%	0.39%		0.47%	0.31%
Portfolio turnover rate(e)	77%	82%	72%		74%	93%

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The Hartford Capital Appreciation Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008(a)	2007(a)		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$20.77	$41.59	$36.25		$33.90	$28.82
Investment Operations:
Net investment income (loss)	(0.05)	(0.09)	(0.15)		(0.10)	(0.15)
Net realized and unrealized gain (loss) on investments	4.28	(17.00)	8.53		5.87	5.23
Total from investment operations	4.23	(17.09)	8.38		5.77	5.08
Distributions:
Net investment income	(0.05)	—	—		—	—
Net realized gain on investments	—	(3.73)	(3.04)		(3.42)	—
Total distributions	(0.05)	(3.73)	(3.04)		(3.42)	—
Net asset value, end of period	$24.95	$20.77	$41.59		$36.25	$33.90
Total Return(b)	20.44%	(44.90)%	25.15	%(c)	18.59%	17.63%
Net assets at end of period (in thousands)	$1,027,505	$1,064,188	$2,209,870		$1,868,359	$1,631,199
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.07%	1.92%	1.92%		1.97%	2.03%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	2.02%	1.92%	1.92%		1.97%	2.03%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	2.02%	1.92%	1.92%		1.97%	2.03%
Ratio of net investment income to average net assets	(0.22)%	(0.29)%	(0.40)%		(0.31)%	(0.45)%
Portfolio turnover rate(e)	77%	82%	72%		74%	93%

54

The Hartford Capital Appreciation Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008(a)	2007(a)		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$20.91	$41.82	$36.40		$34.00	$28.88
Investment Operations:
Net investment income (loss)	(0.03)	(0.06)	(0.12)		(0.07)	(0.11)
Net realized and unrealized gain (loss) on investments	4.29	(17.12)	8.58		5.89	5.23
Total from investment operations	4.26	(17.18)	8.46		5.82	5.12
Distributions:
Net investment income	(0.10)	—	—		—	—
Net realized gain on investments	—	(3.73)	(3.04)		(3.42)	—
Total distributions	(0.10)	(3.73)	(3.04)		(3.42)	—
Net asset value, end of period	$25.07	$20.91	$41.82		$36.40	$34.00
Total Return(b)	20.54%	(44.86)%	25.28	%(c)	18.69%	17.73%
Net assets at end of period (in thousands)	$2,905,481	$2,637,037	$4,411,286		$2,968,472	$1,834,562
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.93%	1.84%	1.83%		1.90%	1.94%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.93%	1.84%	1.83%		1.90%	1.94%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.93%	1.84%	1.83%		1.90%	1.94%
Ratio of net investment income to average net assets	(0.15)%	(0.19)%	(0.32)%		(0.25)%	(0.37)%
Portfolio turnover rate(e)	77%	82%	72%		74%	93%

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The Hartford Capital Appreciation Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009(a)	2008(a)	2007(a)		2006(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$23.41	$45.90	$39.69		$37.53
Investment Operations:
Net investment income (loss)	0.14	0.28	0.26		—
Net realized and unrealized gain (loss) on investments	4.82	(19.04)	9.39		2.16
Total from investment operations	4.96	(18.76)	9.65		2.16
Distributions:
Net investment income	(0.43)	—	(0.40)		—
Net realized gain on investments	—	(3.73)	(3.04)		—
Total distributions	(0.43)	(3.73)	(3.44)		—
Net asset value, end of period	$27.94	$23.41	$45.90		$39.69
Total Return(b)	21.84%	(44.27)%	26.49	%(c)	5.76	%(g)
Net assets at end of period (in thousands)	$2,616,775	$438,528	$156,616		$5,193
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.89%	0.81%	0.79%		0.88	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.89%	0.81%	0.79%		0.88	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.89%	0.81%	0.79%		0.88	%(h)
Ratio of net investment income to average net assets	0.59%	0.87%	0.65%		0.17	%(h)
Portfolio turnover rate(e)	77%	82%	72%		74%

56

The Hartford Capital Appreciation Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)	2008(a)	2007(a),(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$24.92	$48.91	$40.22
Investment Operations:
Net investment income (loss)	0.05	0.09	0.01
Net realized and unrealized gain (loss) on investments	5.07	(20.35)	8.68
Total from investment operations	5.12	(20.26)	8.69
Distributions:
Net investment income	(0.37)	—	—
Net realized gain on investments	—	(3.73)	—
Total distributions	(0.37)	(3.73)	—
Net asset value, end of period	$29.67	$24.92	$48.91
Total Return(b)	21.08%	(44.64)%	21.61	%(g)
Net assets at end of period (in thousands)	$30,633	$7,809	$41
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.46%	1.46%	1.47	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.46%	1.46%	1.47	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.46%	1.46%	1.47	%(h)
Ratio of net investment income to average net assets	0.19%	0.28%	0.04	%(h)
Portfolio turnover rate(e)	77%	82%	72%

57

The Hartford Capital Appreciation Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)	2008(a)	2007(a),(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$25.08	$49.05	$40.22
Investment Operations:
Net investment income (loss)	0.15	0.22	0.02
Net realized and unrealized gain (loss) on investments	5.12	(20.46)	8.81
Total from investment operations	5.27	(20.24)	8.83
Distributions:
Net investment income	(0.39)	—	—
Net realized gain on investments	—	(3.73)	—
Total distributions	(0.39)	(3.73)	—
Net asset value, end of period	$29.96	$25.08	$49.05
Total Return(b)	21.53%	(44.46)%	21.95	%(g)
Net assets at end of period (in thousands)	$189,912	$75,127	$15,618
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.12%	1.12%	1.14	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.12%	1.12%	1.14	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.12%	1.12%	1.14	%(h)
Ratio of net investment income to average net assets	0.60%	0.60%	0.06	%(h)
Portfolio turnover rate(e)	77%	82%	72%

58

The Hartford Capital Appreciation Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)	2008(a)	2007(a),(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$25.21	$49.15	$40.22
Investment Operations:
Net investment income (loss)	0.20	0.34	0.08
Net realized and unrealized gain (loss) on investments	5.17	(20.55)	8.85
Total from investment operations	5.37	(20.21)	8.93
Distributions:
Net investment income	(0.43)	—	—
Net realized gain on investments	—	(3.73)	—
Total distributions	(0.43)	(3.73)	—
Net asset value, end of period	$30.15	$25.21	$49.15
Total Return(b)	21.89%	(44.30)%	22.20	%(g)
Net assets at end of period (in thousands)	$173,619	$35,734	$1,165
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.81%	0.83%	0.85	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.81%	0.83%	0.85	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.81%	0.83%	0.85	%(h)
Ratio of net investment income to average net assets	0.75%	0.93%	0.25	%(h)
Portfolio turnover rate(e)	77%	82%	72%

59

The Hartford Capital Appreciation Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)	2008(a)	2007(a)		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$25.28	$49.23	$42.19		$38.47	$32.29
Investment Operations:
Net investment income (loss)	0.27	0.36	0.34		0.30	0.21
Net realized and unrealized gain (loss) on investments	5.14	(20.58)	10.06		6.84	5.97
Total from investment operations	5.41	(20.22)	10.40		7.14	6.18
Distributions:
Net investment income	(0.45)	—	(0.32)		—	—
Net realized gain on investments	—	(3.73)	(3.04)		(3.42)	—
Total distributions	(0.45)	(3.73)	(3.36)		(3.42)	—
Net asset value, end of period	$30.24	$25.28	$49.23		$42.19	$38.47
Total Return(b)	22.01%	(44.24)%	26.66	%(c)	20.07%	19.14%
Net assets at end of period (in thousands)	$1,474,927	$1,074,711	$1,035,754		$414,259	$245,163
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.72%	0.72%	0.72%		0.75%	0.78%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.72%	0.72%	0.72%		0.75%	0.78%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.72%	0.72%	0.72%		0.75%	0.78%
Ratio of net investment income to average net assets	1.05%	0.95%	0.78%		0.90%	0.76%
Portfolio turnover rate(e)	77%	82%	72%		74%	93%

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The Hartford Capital Appreciation Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b )

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Total return without the inclusion of the Payments from (to) Affiliate can be found in the Payments From Affiliate chart.
(d)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	I shares commenced operations on August 31, 2006.
(g)	Not annualized.
(h)	Annualized.
(i)	R3 shares commenced operations on December 22, 2006.
(j)	R4 shares commenced operations on December 22, 2006.
(k)	R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006		October 31, 2005
A	1.21%	1.11%	1.11%		1.17%		1.22%
B	2.01%	1.92%	1.91%		1.96%		1.99%
C	1.92%	1.84%	1.83%		1.88%		1.91%
I	0.88%	0.81%	0.78%		0.88	%(a)
R3	1.45%	1.46%	1.47	%(b)
R4	1.11%	1.12%	1.13	%(c)
R5	0.80%	0.82%	0.84	%(d)
Y	0.71%	0.72%	0.71%		0.73%		0.75%

(a)     Commencement of operations on August 31, 2006.

(b)     Commencement of operations on December 22, 2006.

(c)     Commencement of operations on December 22, 2006.

(d)     Commencement of operations on December 22, 2006.

61

Payments from Affiliates

The total return in the financial highlights includes payment from affiliates.  Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007

Class A	0.03%	26.11%
Class B	0.04%	25.10%
Class C	0.04%	25.23%
Class I	0.03%	26.45%
Class Y	0.03%	26.62%

62

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

63

On The Internet:

www.hartfordmutualfunds.com

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-CA10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Capital Appreciation II Fund

Prospectus

March 1, 2010

Class	Ticker
A	HCTAX
B	HCTBX
C	HFCCX
I	HCTIX
R3	HCTRX
R4	HCTSX
R5	HCTTX
Y	HCTYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD CAPITAL APPRECIATION II FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.35%	0.50%	0.31%	0.22%	0.37%	0.24%	0.20%	0.08%
Total annual fund operating expenses	1.54%	2.44%	2.25%	1.16%	1.81%	1.43%	1.14%	1.02%
Less: Contractual expense reimbursement(1)	—	0.13%	—	—	—	—	—	—
Net operating expenses(1)	1.54%	2.31%	2.25%	1.16%	1.81%	1.43%	1.14%	1.02%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.60% (Class A), 2.35% (Class B), 2.35% (Class C), 1.35% (Class I), 1.85% (Class R3), 1.55% (Class R4), 1.25% (Class R5) and 1.25% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per

4

fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$698	$1,010	$1,343	$2,284
B	$734	$1,048	$1,489	$2,544
C	$328	$703	$1,205	$2,585
I	$118	$368	$638	$1,409
R3	$184	$569	$980	$2,127
R4	$146	$452	$782	$1,713
R5	$116	$362	$628	$1,386
Y	$104	$325	$563	$1,248

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$698	$1,010	$1,343	$2,284
B	$234	$748	$1,289	$2,544
C	$228	$703	$1,205	$2,585
I	$118	$368	$638	$1,409
R3	$184	$569	$980	$2,127
R4	$146	$452	$782	$1,713
R5	$116	$362	$628	$1,386
Y	$104	$325	$563	$1,248

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 168% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by normally investing at least 65% of its assets in common stocks of small, medium and large companies.  The Fund may also invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded

5

principally on exchanges in emerging markets.  The Fund may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to select stocks on the basis of potential for capital appreciation.

The Fund employs a multiple portfolio manager structure and is organized into three broad strategies, each of which includes one or more specific portfolio management approaches: Opportunistic Growth, Opportunistic Value, and Broad/Special Opportunities.  The fund seeks to obtain its objective by combining these different strategies into a single fund.  Each approach is focused on total return or growth of capital and is managed according to a distinct investment process to identify securities for purchase or sale.  Together the strategies represent an opportunistic, flexible and diversified Fund profile representing a wide range of investment philosophies, companies, industries and market capitalizations.  The sub-adviser is responsible for allocating among the component sleeves.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

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Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

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Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   20.20% (2nd quarter, 2009)   Lowest  -22.59% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09

(including sales charges)

		Lifetime
Share Classes	1 Year	(since 04/29/05)
Class A - Return Before Taxes	33.29%	5.03%
- After Taxes on Distributions	33.29%	4.27%
- After Taxes on Distributions and Sale of Fund Shares	21.64%	3.97%
Share Classes (Return Before Taxes)
Class B	35.15%	5.14%
Class C	39.12%	5.57%
Class I	41.65%	6.58%
Class R3	40.74%	6.22%
Class R4	41.22%	6.48%
Class R5	41.74%	6.67%
Class Y	41.82%	6.76%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	28.34%	1.78%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

The Fund has employed a multiple portfolio manager structure since its inception in 2005.  The portfolio managers with the most significant responsibilities are set forth below:

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Portfolio Manager	Title	Involved with Fund Since

Kent M. Stahl, CFA	Senior Vice President and Director, Investments and Risk Management	2010

Michael T. Carmen, CFA, CPA	Senior Vice President and Equity Portfolio Manager	2005

David W. Palmer, CFA	Vice President and Equity Portfolio Manager	2005

Frank D. Catrickes, CFA, CMT	Senior Vice President and Equity Portfolio Manager	2005

Nicolas M. Choumenkovitch	Senior Vice President and Equity Portfolio Manager	2005

Saul J. Pannell, CFA	Senior Vice President and Equity Portfolio Manager	2005

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer-sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-

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deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by normally investing at least 65% of its assets in common stocks of small, medium and large companies.  The Fund may also invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to select stocks on the basis of potential for capital appreciation.

The Fund employs a multiple portfolio manager structure and is organized into three broad strategies, each of which includes one or more specific portfolio management approaches: Opportunistic Growth, Opportunistic Value, and Broad/Special Opportunities.  The fund seeks to obtain its objective by combining these different strategies into a single fund.  Each approach is focused on total return or growth of capital and is managed according to a distinct investment process to identify securities for purchase or sale.  Together the strategies represent an opportunistic, flexible and diversified Fund profile representing a wide range of investment philosophies, companies, industries and market capitalizations.  The sub-adviser is responsible for allocating among the component sleeves.

The Fund’s diversified portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential.

The Fund is organized as follows:

Opportunistic Growth: The Opportunistic Growth strategy seeks growth of capital by investing primarily in common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Opportunistic Value: The Opportunistic Value strategy seeks growth of capital by investing primarily in common stocks covering a broad range of industries, companies, and market capitalizations that Wellington Management believes are undervalued and have the potential for appreciation.

Broad/Special Opportunities: The Broad/Special Opportunities strategy seeks growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued

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at current price levels. In the aggregate, the managers will invest in companies across a range of market capitalizations, industries and countries.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

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Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

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·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

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·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

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·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic

16

or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their

17

risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The Fund has employed a multiple portfolio manager structure since its inception in 2005.  The portfolio managers with the most significant responsibilities are set forth below.

Kent M. Stahl, CFA, Senior Vice President, and Director of Investments and Risk Management of Wellington Management, oversees the allocation of assets among the sleeves.  Mr. Stahl has served in this capacity since January 2010.  Prior to 2007, Mr. Stahl served as the director of Equity Product Management for

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Wellington Management.  Mr. Stahl joined Wellington Management as an investment professional in 1998.

Michael T. Carmen, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005.  Mr. Carmen joined Wellington Management as an investment professional in 1999.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005.  Mr. Palmer joined Wellington Management as an investment professional in 1998.

Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005.  Mr. Catrickes joined Wellington Management as an investment professional in 1998.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005.  Mr. Choumenkovitch joined the firm as an investment professional in 1995.

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005.  Mr. Pannell joined Wellington Management as an investment professional in 1974.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of

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the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, The Fund paid HIFSCO an effective management fee equal to 0.94% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 1.000% of the first $250 million, 0.950% of the next $250 million, 0.900% of the next $500 million, 0.850% of the next $4 billion, 0.8475% of the next $5 billion and 0.845% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

23

so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

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Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

27

through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

28

value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)          after separation from service for employer sponsored retirement plans, and

29

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

30

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

32

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

33

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

46

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

47

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

49

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

50

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

52

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y shares performance and operating expenses.

Index:

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Capital Appreciation II Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008	2007	2006	2005(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.73	$16.95	$13.13	$11.07	$10.00
Investment Operations:
Net investment income (loss)	—	0.02	—	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	2.01	(7.07)	4.13	2.22	1.08
Total from investment operations	2.01	(7.05)	4.13	2.21	1.07
Distributions:
Net realized gain on investments	—	(1.17)	(0.31)	(0.15)	—
Total distributions	—	(1.17)	(0.31)	(0.15)	—
Net asset value, end of period	$10.74	$8.73	$16.95	$13.13	$11.07
Total Return(b)	23.02%	(44.43)%	32.15%	20.21%	10.70	%(c)
Net assets at end of period (in thousands)	$497,959	$479,795	$821,428	$241,238	$56,981
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.54%	1.40%	1.44%	1.66%	1.99	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.54%	1.40%	1.44%	1.60%	1.60	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.54%	1.40%	1.44%	1.60%	1.60	%(e)
Ratio of net investment income to average net assets	0.02%	0.12%	—%	(0.13)%	(0.30	)%(e)
Portfolio turnover rate(f)	168%	159%	102%	113%	46%

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The Hartford Capital Appreciation II Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008	2007	2006	2005(g)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.47	$16.62	$12.99	$11.02	$10.00
Investment Operations:
Net investment income (loss)	(0.06)	(0.09)	(0.07)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments	1.94	(6.89)	4.01	2.19	1.05
Total from investment operations	1.88	(6.98)	3.94	2.12	1.02
Distributions:
Net realized gain on investments	—	(1.17)	(0.31)	(0.15)	—
Total distributions	—	(1.17)	(0.31)	(0.15)	—
Net asset value, end of period	$10.35	$8.47	$16.62	$12.99	$11.02
Total Return(b)	22.20%	(44.92)%	31.01%	19.48%	10.20	%(c)
Net assets at end of period (in thousands)	$72,940	$66,057	$104,908	$29,169	$6,343
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.44%	2.27%	2.29%	2.54%	2.97	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	2.22%	2.27%	2.29%	2.35%	2.35	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	2.22%	2.27%	2.29%	2.35%	2.35	%(e)
Ratio of net investment income to average net assets	(0.67)%	(0.75)%	(0.86)%	(0.88)%	(1.10	)%(e)
Portfolio turnover rate(f)	168%	159%	102%	113%	46%

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The Hartford Capital Appreciation II Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008	2007	2006	2005(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.50	$16.66	$13.00	$11.04	$10.00
Investment Operations:
Net investment income (loss)	(0.06)	(0.07)	(0.06)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	1.95	(6.92)	4.03	2.17	1.07
Total from investment operations	1.89	(6.99)	3.97	2.11	1.04
Distributions:
Net realized gain on investments	—	(1.17)	(0.31)	(0.15)	—
Total distributions	—	(1.17)	(0.31)	(0.15)	—
Net asset value, end of period	$10.39	$8.50	$16.66	$13.00	$11.04
Total Return(b)	22.23%	(44.87)%	31.22%	19.35%	10.40	%(c)
Net assets at end of period (in thousands)	$297,280	$269,662	$415,688	$97,678	$19,494
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.25%	2.14%	2.16%	2.37%	2.82	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	2.25%	2.14%	2.16%	2.33%	2.35	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	2.25%	2.14%	2.16%	2.33%	2.35	%(e)
Ratio of net investment income to average net assets	(0.70)%	(0.62)%	(0.73)%	(0.86)%	(1.12	)%(e)
Portfolio turnover rate(f)	168%	159%	102%	113%	46%

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The Hartford Capital Appreciation II Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009	2008	2007	2006(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.80	$17.02	$13.14	$12.51
Investment Operations:
Net investment income (loss)	0.03	0.04	0.02	—
Net realized and unrealized gain (loss) on investments	2.03	(7.09)	4.17	0.63
Total from investment operations	2.06	(7.05)	4.19	0.63
Distributions:
Net realized gain on investments	—	(1.17)	(0.31)	—
Total distributions	—	(1.17)	(0.31)	—
Net asset value, end of period	$10.86	$8.80	$17.02	$13.14
Total Return(b)	23.41%	(44.23)%	32.60%	5.04	%(c)
Net assets at end of period (in thousands)	$95,280	$79,436	$83,905	$3,316
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.16%	1.08%	1.11%	1.46	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.16%	1.08%	1.11%	0.80	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.16%	1.08%	1.11%	0.80	%(e)
Ratio of net investment income to average net assets	0.37%	0.43%	0.31%	0.45	%(e)
Portfolio turnover rate(f)	168%	159%	102%	113%

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The Hartford Capital Appreciation II Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009	2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.73	$17.00	$13.52
Investment Operations:
Net investment income (loss)	(0.03)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	2.01	(7.09)	3.51
Total from investment operations	1.98	(7.10)	3.48
Distributions:
Net realized gain on investments	—	(1.17)	—
Total distributions	—	(1.17)	—
Net asset value, end of period	$10.71	$8.73	$17.00
Total Return(b)	22.68%	(44.60)%	25.74	%(c)
Net assets at end of period (in thousands)	$8,057	$4,148	$452
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.81%	1.77%	1.85	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.81%	1.77%	1.85	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.81%	1.77%	1.85	%(e)
Ratio of net investment income to average net assets	(0.30)%	(0.28)%	(0.43	)%(e)
Portfolio turnover rate(f)	168%	159%	102%

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The Hartford Capital Appreciation II Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009	2008	2007(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.79	$17.05	$13.52
Investment Operations:
Net investment income (loss)	—	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	2.03	(7.10)	3.54
Total from investment operations	2.03	(7.09)	3.53
Distributions:
Net realized gain on investments	—	(1.17)	—
Total distributions	—	(1.17)	—
Net asset value, end of period	$10.82	$8.79	$17.05
Total Return(b)	23.09%	(44.40)%	26.11	%(c)
Net assets at end of period (in thousands)	$5,308	$1,232	$14
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.43%	1.43%	1.47	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.43%	1.43%	1.47	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.43%	1.43%	1.47	%(e)
Ratio of net investment income to average net assets	0.04%	0.08%	(0.06	)%(e)
Portfolio turnover rate(f)	168%	159%	102%

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The Hartford Capital Appreciation II Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009	2008	2007(l)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.84	$17.10	$13.52
Investment Operations:
Net investment income (loss)	0.02	0.04	—
Net realized and unrealized gain (loss) on investments	2.05	(7.13)	3.58
Total from investment operations	2.07	(7.09)	3.58
Distributions:
Net realized gain on investments	—	(1.17)	—
Total distributions	—	(1.17)	—
Net asset value, end of period	$10.91	$8.84	$17.10
Total Return(b)	23.42%	(44.26)%	26.48	%(c)
Net assets at end of period (in thousands)	$816	$151	$136
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.14%	1.16%	1.22	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.14%	1.16%	1.22	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.14%	1.16%	1.22	%(e)
Ratio of net investment income to average net assets	0.29%	0.37%	0.03	%(e)
Portfolio turnover rate(f)	168%	159%	102%

62

The Hartford Capital Appreciation II Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009	2008	2007	2006	2005(m)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.86	$17.12	$13.20	$11.08	$10.00
Investment Operations:
Net investment income (loss)	0.04	—	0.06	0.12	0.02
Net realized and unrealized gain (loss) on investments	2.06	(7.09)	4.17	2.15	1.06
Total from investment operations	2.10	(7.09)	4.23	2.27	1.08
Distributions:
Net realized gain on investments	—	(1.17)	(0.31)	(0.15)	—
Total distributions	—	(1.17)	(0.31)	(0.15)	—
Net asset value, end of period	$10.96	$8.86	$17.12	$13.20	$11.08
Total Return(b)	23.70%	(44.20)%	32.75%	20.74%	10.80	%(c)
Net assets at end of period (in thousands)	$54,222	$21,827	$158	$119	$332
Ratios/Supplemental Data: Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.02%	1.01%	1.02%	1.20%	1.41	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.02%	1.01%	1.02%	1.15%	1.15	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.02%	1.01%	1.02%	1.15%	1.15	%(e)
Ratio of net investment income to average net assets	0.49%	0.51%	0.44%	0.39%	0.29	%(e)
Portfolio turnover rate(f)	168%	159%	102%	113%	46%

63

The Hartford Capital Appreciation II Fund

Financial Highlights - Footnotes

(a)	A shares commenced operations on April 29, 2005.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(e)	Annualized.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	B shares commenced operations on April 29, 2005.
(h)	C shares commenced operations on April 29, 2005.
(i)	I shares commenced operations on August 31, 2006.
(j)	R3 shares commenced operations on December 22, 2006.
(k)	R4 shares commenced operations on December 22, 2006.
(l)	R5 shares commenced operations on December 22, 2006.
(m)	Y shares commenced operations on April 29, 2005.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006		October 31, 2005
A	1.52%	1.40%	1.43%		1.59%		1.60	%(a)
B	2.21%	2.27%	2.29%		2.34%		2.35	%(b)
C	2.24%	2.14%	2.16%		2.32%		2.35	%(c)
I	1.14%	1.08%	1.10%		0.80	%(d)
R3	1.80%	1.76%	1.86	%(e)
R4	1.42%	1.42%	1.47	%(f)
R5	1.12%	1.15%	1.22	%(g)
Y	1.00%	1.00%	1.01%		1.13%		1.15	%(h)

(a)	Commencement of operations on April 29, 2005.
(b)	Commencement of operations on April 29, 2005.
(c)	Commencement of operations on April 29, 2005.
(d)	Commencement of operations on August 31, 2006.
(e)	Commencement of operations on December 22, 2006.
(f)	Commencement of operations on December 22, 2006.
(g)	Commencement of operations on December 22, 2006.
(h)	Commencement of operations on April 29, 2005.

64

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-CAII10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Checks and Balances Fund

Prospectus

March 1, 2010

Class	Ticker
A	HCKAX
B	HCKBX
C	HCKCX
I	HCKIX
R3	HCKRX
R4	HCKSX
R5	HCKTX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD CHECKS AND BALANCES FUND

SUMMARY SECTION

INVESTMENT GOAL.  The Fund seeks long-term capital appreciation and income.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5
Management fees	—	—	—	—	—	—	—
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—
Other expenses	0.21%	0.31%	0.22%	0.20%	0.37%	0.24%	0.17%
Acquired Fund fees and expenses	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Total annual fund operating expenses(1)	1.13%	1.98%	1.89%	0.87%	1.54%	1.16%	0.84%

(1)         The Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class A), 2.00% (Class B), 2.00% (Class C), 1.00% (Class I), 1.55% (Class R3), 1.25% (Class R4) and 1.05% (Class R5). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

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EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$659	$889	$1,138	$1,849
B	$701	$921	$1,268	$2,086
C	$292	$594	$1,021	$2,212
I	$89	$278	$482	$1,073
R3	$157	$486	$839	$1,834
R4	$118	$368	$638	$1,409
R5	$86	$268	$466	$1,037

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$659	$889	$1,138	$1,849
B	$201	$621	$1,068	$2,086
C	$192	$594	$1,021	$2,212
I	$89	$278	$482	$1,073
R3	$157	$486	$839	$1,834
R4	$118	$368	$638	$1,409
R5	$86	$268	$466	$1,037

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of Hartford Mutual Funds (“Underlying Funds”):  The Hartford Capital Appreciation Fund, which invests primarily in stocks selected on the basis of potential for capital appreciation; The Hartford Dividend and Growth Fund, which invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields; and The Hartford Total Return Bond Fund, which under normal circumstances invests at least 80% of its assets in bonds.  The Fund will make equal allocations (one-third each) of its assets to the Underlying Funds.  The Fund’s asset allocation and rebalancing strategy provides a system of “checks and balances” that provides diversification and prevents a single investment strategy from dominating the Fund.  The Fund will not be actively managed, and the

5

Fund’s assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Fixed Allocation Risk — Because the fund has set limitations on the amount of assets that may be allocated to each Underlying Fund, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                 Assume reinvestment of all dividends and distributions

·                 Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                 Shows how the Fund’s total return has varied from year to year

·                 Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

6

·                 Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest           14.71% (2nd quarter, 2009)   Lowest  -15.26% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending 12/31/09
(including sales charges)

		Lifetime
Share Classes	1 Year	(since 05/31/07)
Class A - Return Before Taxes	19.42%	-4.80%
- After Taxes on Distributions	18.77%	-5.62%
- After Taxes on Distributions and Sale of Fund Shares	12.57%	-4.52%
Share Classes (Return Before Taxes)
Class B	20.53%	-4.49%
Class C	24.54%	-3.40%
Class I	26.83%	-2.45%
Class R3	26.04%	-2.83%
Class R4	26.50%	-2.65%
Class R5	26.86%	-2.51%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	6.53%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	28.34%	-9.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	-9.49%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.

The fund is managed by HIFSCO’s Investment Oversight Committee, overseen by Vernon Meyer.

Portfolio Manager	Title	Involved with Fund Since
Vernon J. Meyer, CFA	Senior Vice President of HIFSCO and Chairman of the HIFSCO Investment Oversight Committee	2007

8

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50
Class B	Closed to new investments	N/A
Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL.  The Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of Hartford Mutual Funds (“Underlying Funds”):  The Hartford Capital Appreciation Fund, which invests primarily in stocks selected on the basis of potential for capital appreciation; The Hartford Dividend and Growth Fund, which invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields; and The Hartford Total Return Bond Fund, which under normal circumstances invests at least 80% of its assets in bonds.  The Fund will make equal allocations (one-third each) of its assets to the Underlying Funds.  The Fund’s asset allocation and rebalancing strategy provides a system of “checks and balances” that provides diversification and prevents a single investment strategy from dominating the Fund.  The Fund will not be actively managed, and the Fund’s assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

Each Underlying Fund’s investment goal and principal investment strategy are summarized below.  The Fund may add to or change the Underlying Funds in which the Fund invests without the approval of shareholders.  For further details regarding each of the Underlying Funds, please refer to each Underlying Fund’s prospectus.  You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordinvestor.com.

The Hartford Capital Appreciation Fund’s goal is growth of capital.  The Fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation.  The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. T he fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  Wellington Management Company, LLP (“Wellington Management Company”) utilizes fundamental analysis to identify companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry.

The Hartford Dividend and Growth Fund’s goal is a high level of current income consistent with growth of capital. The fund invests primarily in a portfolio of common stocks that are broadly diversified by company and industry and that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions, at least 65% of the fund’s total assets are invested in dividend paying equity securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund.

10

The Hartford Total Return Bond Fund’s goal is a competitive total return, with income as a secondary objective. The Fund, under normal circumstances, the fund invests at least 80% of its assets in bonds that Hartford Investment Management Company considers to be attractive from a total return perspective. The fund normally invests at least 70% of its portfolio in investment grade debt securities and may invest up to 20% of its total assets in securities rated below investment grade (also referred to as “junk bonds”). The fund normally invests at least 65% of its total assets in debt securities with a maturity of at least one year. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities. The fund may utilize derivatives to manage portfolio risk or for other investment purposes and may also invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. Additionally, the fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities. The fund may trade securities actively.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fixed Allocation Risk — Because the fund has set limitations on the amount of assets that may be allocated to each Underlying Fund, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include

11

credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

12

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”).  The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds.  Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

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Each fund of funds is  intended to be managed according to its asset allocation strategy without trading actively among the Underlying Funds or attempting to capture short-term market opportunities.  However, a fund’s asset allocation strategy or its selection of Underlying Funds may be modified if it is believed that doing so would better enable the fund to pursue its investment goal.  Other than the Checks and Balances Fund, Underlying Funds are expected to be reallocated quarterly, although they may be rebalanced more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

·                 Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.

·                 By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.

·                 A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                 Rebalancing Underlying Funds may increase transaction costs.

·                 Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

·                 The investment allocation limitations of the Checks and Balances Fund and the Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, the Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                 Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                 Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

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Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                 Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                 Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                 If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                 The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                 Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                 Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                 Securities of foreign issuers and loans of foreign borrowers, including

·                 companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                 foreign governments and agencies or instrumentalities of foreign governments

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·                 issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                 Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                 changes in currency rates

·                 changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                 decreased liquidity

·                 substantially less volume on foreign stock markets and other securities markets

·                 higher commissions and dealer mark-ups

·                 inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                 less uniform accounting, auditing and financial reporting standards

·                 less publicly available information about a foreign issuer or borrower

·                 less government regulation

·                 unfavorable foreign tax laws

·                 political or social instability or diplomatic developments in a foreign country

·                 differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                 illiquidity

·                 increased price volatility

·                 smaller market capitalizations

·                 less government regulation

·                 less extensive and less frequent accounting, financial and other reporting requirements

·                 Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

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Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                 less certain growth prospects

·                 lower degree of liquidity in the markets for such stocks

·                 thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                 limited product lines, markets or financial resources

·                 dependence on a few key management personnel

·                 increased susceptibility to losses and bankruptcy

·                 increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                 acquire more than 3% of the voting shares of any other investment company,

·                 invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                 invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                 the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                 the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                 price fluctuation, resulting in a loss to the fund

·                 the risk that an ETF may trade at a discount to its NAV

·                 the risk that an active market for an ETF’s shares may not develop or be maintained

·                 the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

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In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                 In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                 Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                 Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

The Fund is managed by HIFSCO’s Investment Oversight Committee, overseen by Vernon Meyer.

Vernon J. Meyer, CFA, Senior Vice President of HIFSCO and Chairman of the HIFSCO Investment Oversight Committee, has overseen the management of the fund since its inception (2007).  Mr. Meyer has over 19 years of professional investment experience managing the money manager evaluation, selection and overall due diligence process.  Prior to joining The Hartford in 2004, Mr. Meyer served as a vice president and managing director of MassMutual.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in

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advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund does not pay a monthly management fee to HIFSCO.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For fiscal year ended October 31, 2009, The Fund paid HIFSCO an effective management fee equal to 0.00% of the Fund’s average daily net assets.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

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effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                 Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                 Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                 Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

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Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                 Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                 Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

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value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

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(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                 selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                 financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                 current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                 welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                 participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                 one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                 college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

33

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

34

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                 Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                 “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                 “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                 Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                 Provision of educational programs, including information and related support materials;

·                 Hardware and software; and

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·                 Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

37

James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum initial investment is as follows:

·                 Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                 Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                 Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                 On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                 By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                 In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                 By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                 On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                 By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                 By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                 By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                 Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                 Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

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example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

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procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                 after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                 after any changes of name or address of the registered owner(s)

·                 in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                 Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                 Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                 Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                 Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                 Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                 Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                 Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.  Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

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Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

53

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on February 29, 2008.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on August 29, 2008.  Class R3, Class R4 and Class R5 share performance prior to August 29, 2008 reflects Class A shares performance and operating expenses, adjusted to reflect the fact that Class R3, Class R4 and Class R5 have no sales charges.

Indices:

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

54

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

55

The Hartford Checks and Balances Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008	2007(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.32	$10.51	$10.00
Investment Operations:
Net investment income (loss)	0.19	0.21	0.05
Net realized and unrealized gain (loss) on investments	1.03	(3.17)	0.51
Total from investment operations	1.22	(2.96)	0.56
Distributions:
Net investment income	(0.20)	(0.23)	(0.05)
Net realized gain on investments	(0.05)	—	—
Total distributions	(0.25)	(0.23)	(0.05)
Net asset value, end of period	$8.29	$7.32	$10.51
Total Return(b)	17.34%	(28.70)%	5.56	%(c)
Net assets at end of period (in thousands)	$1,073,060	$649,297	$172,572
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.46%	0.42%	0.43	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.46%	0.41%	0.43	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.46%	0.41%	0.43	%(e)
Ratio of net investment income to average net assets	2.45%	2.08%	1.77	%(e)
Portfolio turnover rate(f)	3%	6%	—

56

The Hartford Checks and Balances Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008	2007(g)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.29	$10.49	$10.00
Investment Operations:
Net investment income (loss)	0.13	0.15	0.03
Net realized and unrealized gain (loss) on investments	1.04	(3.19)	0.49
Total from investment operations	1.17	(3.04)	0.52
Distributions:
Net investment income	(0.15)	(0.16)	(0.03)
Net realized gain on investments	(0.05)	—	—
Total distributions	(0.20)	(0.16)	(0.03)
Net asset value, end of period	$8.26	$7.29	$10.49
Total Return(b)	16.56%	(29.32)%	5.24	%(c)
Net assets at end of period (in thousands)	$141,845	$88,364	$19,750
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.31%	1.26%	1.26	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.23%	1.23%	1.25	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.23%	1.23%	1.25	%(e)
Ratio of net investment income to average net assets	1.68%	1.22%	0.96	%(e)
Portfolio turnover rate(f)	3%	6%	—

57

The Hartford Checks and Balances Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008	2007(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.29	$10.49	$10.00
Investment Operations:
Net investment income (loss)	0.13	0.15	0.03
Net realized and unrealized gain (loss) on investments	1.04	(3.18)	0.49
Total from investment operations	1.17	(3.03)	0.52
Distributions:
Net investment income	(0.15)	(0.17)	(0.03)
Net realized gain on investments	(0.05)	—	—
Total distributions	(0.20)	(0.17)	(0.03)
Net asset value, end of period	$8.26	$7.29	$10.49
Total Return(b)	16.56%	(29.29)%	5.23	%(c)
Net assets at end of period (in thousands)	$298,931	$211,502	$55,105
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.22%	1.17%	1.18	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.22%	1.17%	1.18	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.22%	1.17%	1.18	%(e)
Ratio of net investment income to average net assets	1.76%	1.26%	1.02	%(e)
Portfolio turnover rate(f)	3%	6%	—

58

The Hartford Checks and Balances Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009	2008(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.32	$9.89
Investment Operations:
Net investment income (loss)	0.21	0.14
Net realized and unrealized gain (loss) on investments	1.03	(2.57)
Total from investment operations	1.24	(2.43)
Distributions:
Net investment income	(0.22)	(0.14)
Net realized gain on investments	(0.05)	—
Total distributions	(0.27)	(0.14)
Net asset value, end of period	$8.29	$7.32
Total Return(b)	17.68%	(23.71	)%(c)
Net assets at end of period (in thousands)	$19,988	$8,293
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.20%	0.16	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.20%	0.16	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.20%	0.16	%(e)
Ratio of net investment income to average net assets	2.61%	2.09	%(e)
Portfolio turnover rate(f)	3%	6%

59

The Hartford Checks and Balances Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009	2008(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.31	$9.38
Investment Operations:
Net investment income (loss)	0.17	0.03
Net realized and unrealized gain (loss) on investments	1.04	(2.06)
Total from investment operations	1.21	(2.03)
Distributions:
Net investment income	(0.18)	(0.04)
Net realized gain on investments	(0.05)	—
Total distributions	(0.23)	(0.04)
Net asset value, end of period	$8.29	$7.31
Total Return(b)	17.18%	(21.19	)%(c)
Net assets at end of period (in thousands)	$598	$80
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.87%	0.81	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.78%	0.80	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.78%	0.80	%(e)
Ratio of net investment income to average net assets	1.46%	1.93	%(e)
Portfolio turnover rate(f)	3%	6%

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The Hartford Checks and Balances Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009	2008(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.32	$9.38
Investment Operations:
Net investment income (loss)	0.19	0.03
Net realized and unrealized gain (loss) on investments	1.03	(2.05)
Total from investment operations	1.22	(2.02)
Distributions:
Net investment income	(0.20)	(0.04)
Net realized gain on investments	(0.05)	—
Total distributions	(0.25)	(0.04)
Net asset value, end of period	$8.29	$7.32
Total Return(b)	17.30%	(21.06	)%(c)
Net assets at end of period (in thousands)	$112	$79
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.49%	0.51	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.48%	0.50	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.48%	0.50	%(e)
Ratio of net investment income to average net assets	2.48%	2.23	%(e)
Portfolio turnover rate(f)	3%	6%

61

The Hartford Checks and Balances Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009	2008(l)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.32	$9.38
Investment Operations:
Net investment income (loss)	0.21	0.03
Net realized and unrealized gain (loss) on investments	1.03	(2.04)
Total from investment operations	1.24	(2.01)
Distributions:
Net investment income	(0.22)	(0.05)
Net realized gain on investments	(0.05)	—
Total distributions	(0.27)	(0.05)
Net asset value, end of period	$8.29	$7.32
Total Return(b)	17.65%	(21.04	)%(c)
Net assets at end of period (in thousands)	$98	$79
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.17%	0.21	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.17%	0.21	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.17%	0.21	%(e)
Ratio of net investment income to average net assets	2.84%	2.52	%(e)
Portfolio turnover rate(f)	3%	6%

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The Hartford Checks and Balances Fund

Financial Highlights - Footnotes

(a)         A shares commenced operations on May 31, 2007.

(b)        Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(c)         Not annualized.

(d)        Expense ratios do not include expenses of the underlying funds.

(e)         Annualized.

(f)           Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(g)        B shares commenced operations on May 31, 2007.

(h)        C shares commenced operations on May 31, 2007.

(i)            I shares commenced operations on February 29, 2008.

(j)            R3 shares commenced operations on August 29, 2008.

(k)         R4 shares commenced operations on August 29, 2008.

(l)            R5 shares commenced operations on August 29, 2008.

63

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

64

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-CB10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Conservative Allocation Fund

Prospectus

March 1, 2010

Class	Ticker
A	HCVAX
B	HCVBX
C	HCVCX
I	HCVIX
R3	HCVRX
R4	HCVSX
R5	HCVTX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD CONSERVATIVE ALLOCATION FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks current income and long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5
Management fees	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—
Other expenses	0.22%	0.31%	0.24%	0.21%	0.37%	0.26%	0.21%
Acquired Fund fees and expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Total annual fund operating expenses	1.32%	2.16%	2.09%	1.06%	1.72%	1.36%	1.06%
Less: Contractual expense reimbursement(1)	—	0.06%	—	—	—	—	—
Net operating expenses(1)	1.32%	2.10%	2.09%	1.06%	1.72%	1.36%	1.06%

(1)

The Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.35% (Class A), 2.10% (Class B), 2.10% (Class C), 1.10% (Class I), 1.78% (Class R3), 1.48% (Class R4) and 1.18% (Class R5). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency

4

fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·      Your investment has a 5% return each year

·      The Fund’s operating expenses remain the same

·      You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$677	$945	$1,234	$2,053
B	$713	$970	$1,354	$2,275
C	$312	$655	$1,124	$2,421
I	$108	$337	$585	$1,294
R3	$175	$542	$933	$2,030
R4	$138	$431	$745	$1,635
R5	$108	$337	$585	$1,294

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$677	$945	$1,234	$2,053
B	$213	$670	$1,154	$2,275
C	$212	$655	$1,124	$2,421
I	$108	$337	$585	$1,294
R3	$175	$542	$933	$2,030
R4	$138	$431	$745	$1,635
R5	$108	$337	$585	$1,294

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of Funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds.  The equity fund allocation is intended to add diversification and enhance returns.  It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  Under normal market conditions, the sub-adviser, Hartford Investment

5

Management Company (“Hartford Investment Management”), adjusts the Fund’s investments in the Underlying Funds to achieve approximately 40% of assets in equity funds and approximately 60% of assets in fixed income funds, although these percentages may vary from time to time.  The equity component will be comprised of domestic and international equity funds while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

6

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·      Assume reinvestment of all dividends and distributions

·      Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·      Shows how the Fund’s total return has varied from year to year

·      Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·      Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   11.93% (2nd quarter, 2009)   Lowest  -12.74% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending 12/31/09

(including sales charges)

			Lifetime
Share Classes	1 Year	5 Years	(since 05/28/04)
Class A - Return Before Taxes	18.81%	2.05%	3.02%
- After Taxes on Distributions	17.78%	0.69%	1.73%
- After Taxes on Distributions and Sale of Fund Shares	12.17%	1.05%	1.92%
Share Classes (Return Before Taxes)
Class B	19.80%	2.12%	3.18%
Class C	23.81%	2.49%	3.36%
Class I	26.07%	3.39%	4.23%
Class R3	25.21%	2.93%	3.82%
Class R4	25.71%	3.18%	4.04%
Class R5	26.05%	3.35%	4.20%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	1.98%
Barclays Capital U.S Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	5.31%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since

Ed Caputo, CFA	Vice President	2007

Hugh Whelan, CFA	Managing Director	2006

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

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The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of Funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds.  The equity fund allocation is intended to add diversification and enhance returns.  It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  Under normal market conditions, the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the Fund’s investments in the Underlying Funds to achieve approximately 40% of assets in equity funds and approximately 60% of assets in fixed income funds, although these percentages may vary from time to time.  The equity component will be comprised of domestic and international equity funds while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

In seeking the Fund’s investment objective, the investment strategies of Hartford Investment Management include:

·      Allocating the Fund’s assets among Class Y shares of Underlying Funds based on the Fund’s investment objective and on internally generated research.

·      Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·      Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade (also referred to as “junk bonds”), and unrated securities determined to be of comparable quality by Hartford Investment Management. The Fund will invest in Underlying Funds that have a growth, value or blend investment

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orientation.  The Underlying Funds may invest primarily in securities of domestic companies.

As of December 31, 2009, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds
The Hartford Capital Appreciation Fund	The Hartford Floating Rate Fund
The Hartford Capital Appreciation II Fund	The Hartford High Yield Fund
The Hartford Disciplined Equity Fund	The Hartford Income Fund
The Hartford Dividend and Growth Fund	The Hartford Inflation Plus Fund
The Hartford Equity Income Fund	The Hartford Money Market Fund
The Hartford Fundamental Growth Fund	The Hartford Short Duration Fund
The Hartford Growth Opportunities Fund	The Hartford Strategic Income Fund
The Hartford MidCap Fund	The Hartford Total Return Bond Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund	ETFs
The Hartford Select SmallCap Value Fund	Powershares DB Commodity Index Tracking Fund ETF
The Hartford Small/Mid Cap Equity Fund	Powershares Emerging Markets Sovereign Debt Portfolio ETF
The Hartford Value Fund	SPDR DJ Wilshire International Real Estate ETF
The Hartford Value Opportunities Fund	SPDR Dow Jones REIT ETF

Global and International Equity Funds
The Hartford Global Growth Fund
The Hartford Global Research Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordmutualfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

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MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.

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Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

ETF Risk - An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

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Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”).  The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds.  Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds is  intended to be managed according to its asset allocation strategy without trading actively among the Underlying Funds or attempting to capture short-term market opportunities.  However, a fund’s asset allocation strategy or its selection of Underlying Funds may be modified if it is believed that doing so would better enable the fund to pursue its investment goal.  Other than the Checks and Balances Fund, Underlying Funds are expected to be reallocated quarterly, although they may be rebalanced more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

·      Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.

·      By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.

·      A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·      Rebalancing Underlying Funds may increase transaction costs.

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·      Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

·      The investment allocation limitations of the Checks and Balances Fund and the Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, the Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·      Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·      Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·      Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·      Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio

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investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·      If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·      The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·      Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·      Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·      Securities of foreign issuers and loans of foreign borrowers, including

·      companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·      foreign governments and agencies or instrumentalities of foreign governments

·      issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·      Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·      changes in currency rates

·      changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·      decreased liquidity

·      substantially less volume on foreign stock markets and other securities markets

·      higher commissions and dealer mark-ups

·      inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·      less uniform accounting, auditing and financial reporting standards

·      less publicly available information about a foreign issuer or borrower

·      less government regulation

·      unfavorable foreign tax laws

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·      political or social instability or diplomatic developments in a foreign country

·      differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·      illiquidity

·      increased price volatility

·      smaller market capitalizations

·      less government regulation

·      less extensive and less frequent accounting, financial and other reporting requirements

·      Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·      less certain growth prospects

·      lower degree of liquidity in the markets for such stocks

·      thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·      limited product lines, markets or financial resources

·      dependence on a few key management personnel

·      increased susceptibility to losses and bankruptcy

·      increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·      acquire more than 3% of the voting shares of any other investment company,

·      invest more than 5% of a fund’s total assets in securities of any one investment company, and

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·      invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·      the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·      the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·      price fluctuation, resulting in a loss to the fund

·      the risk that an ETF may trade at a discount to its NAV

·      the risk that an active market for an ETF’s shares may not develop or be maintained

·      the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·      In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·      Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·      Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of

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Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

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A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.15% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the Fund’s average daily net assets.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

23

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

24

effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·      Class Y shares are offered to institutional investors, which include, but are not limited to:

·      Certain qualified employee benefit plans and other retirement savings plans

·      Non-profit organizations, charitable trusts, foundations and endowments

·      Accounts registered to bank trust departments, trust companies, and investment companies

·      Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·      Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

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Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)   As a percentage of the Fund’s average net assets.

(2)   Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)   No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)   Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

28

through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·      Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·      Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

29

value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·      to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·      for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·      under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·      for retirement plans under the following circumstances:

(1)   to return excess contributions,

(2)   hardship withdrawals as defined in the plans,

(3)   under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)   to meet minimum distribution requirements under the Internal Revenue Code,

(5)   to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)   after separation from service for employer sponsored retirement plans, and

30

(7)   for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·      selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·      financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·      current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·      welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·      participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·      one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

31

·      college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

33

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

34

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·      Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·      “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·      “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·      Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·      Provision of educational programs, including information and related support materials;

·      Hardware and software; and

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·      Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.     Read this prospectus carefully.

2.     Determine how much you want to invest.  The minimum initial investment is as follows:

·      Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·      Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·      Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.     Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.     Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·      On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·      By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·      In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·      By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·      On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·      By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·      By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·      By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·      IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·      403(b) — 403(b) Distribution Request Form.

·      Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·      Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·      Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·      Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·      Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To:	Send Payments To:	Phone Number:
The Hartford Mutual Funds	The Hartford Mutual Funds	1-888-THE STAG (843-7824)or
P.O. Box 64387	P.O. Box 9140	contact your financial
St. Paul, MN 55164-0387	Minneapolis, MN 55480-9140	representative or plan
FAX: 888-802-0039	FAX: 888-802-0039	administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·      Name, date of birth, residential address, and social security number.

·      The Fund name, share class and account number.

·      The amount of the transaction (in dollars or shares).

·      Signatures of all owners exactly as registered on the account (for mail requests).

·      Medallion signature guarantee or Signature Validation Program stamp (if required).

·      Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

47

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

48

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·      after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·      after any changes of name or address of the registered owner(s)

·      in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·      Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·      Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·      Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·      Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·      Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·      Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·      Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

51

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.  Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

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Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Return of the index is from 5/31/2004 — 12/31/2009.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Conservative Allocation Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)		2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.30		$11.63	$11.16	$10.57	$10.27
Investment Operations:
Net investment income (loss)	0.25		0.33	0.33	0.26	0.23
Net realized and unrealized gain (loss) on investments	1.28		(2.84)	0.81	0.76	0.28
Total from investment operations	1.53		(2.51)	1.14	1.02	0.51
Distributions:
Net investment income	(0.26)		(0.42)	(0.38)	(0.31)	(0.21)
Net realized gain on investments	—		(0.40)	(0.29)	(0.12)	—
Total distributions	(0.26)		(0.82)	(0.67)	(0.43)	(0.21)
Net asset value, end of period	$9.57		$8.30	$11.63	$11.16	$10.57
Total Return(b)	18.90%		(22.99)%	10.64%	9.85%	4.96%
Net assets at end of period (in thousands)	$134,824		$107,922	$121,488	$93,504	$70,533
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.62%		0.57%	0.59%	0.64%	0.63%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.62%		0.57%	0.59%	0.63%	0.60%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.62%		0.57%	0.59%	0.63%	0.60%
Ratio of net investment income to average net assets	3.00%		3.09%	2.91%	2.41%	2.25%
Portfolio turnover rate(d)	20	%(e)	27%	40%	29%	23%

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The Hartford Conservative Allocation Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)		2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.30		$11.62	$11.16	$10.56	$10.26
Investment Operations:
Net investment income (loss)	0.19		0.24	0.25	0.19	0.16
Net realized and unrealized gain (loss) on investments	1.27		(2.82)	0.80	0.76	0.28
Total from investment operations	1.46		(2.58)	1.05	0.95	0.44
Distributions:
Net investment income	(0.19)		(0.34)	(0.30)	(0.23)	(0.14)
Net realized gain on investments	—		(0.40)	(0.29)	(0.12)	—
Total distributions	(0.19)		(0.74)	(0.59)	(0.35)	(0.14)
Net asset value, end of period	$9.57		$8.30	$11.62	$11.16	$10.56
Total Return(b)	18.01%		(23.55)%	9.81%	9.19%	4.26%
Net assets at end of period (in thousands)	$24,438		$20,703	$25,903	$20,782	$14,525
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.46%		1.40%	1.42%	1.48%	1.48%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.38%		1.40%	1.28%	1.31%	1.26%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.38%		1.40%	1.28%	1.31%	1.26%
Ratio of net investment income to average net assets	2.26%		2.29%	2.25%	1.73%	1.60%
Portfolio turnover rate(d)	20	%(e)	27%	40%	29%	23%

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The Hartford Conservative Allocation Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)		2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.29		$11.62	$11.15	$10.56	$10.26
Investment Operations:
Net investment income (loss)	0.19		0.23	0.25	0.19	0.16
Net realized and unrealized gain (loss) on investments	1.27		(2.81)	0.81	0.76	0.28
Total from investment operations	1.46		(2.58)	1.06	0.95	0.44
Distributions:
Net investment income	(0.19)		(0.35)	(0.30)	(0.24)	(0.14)
Net realized gain on investments	—		(0.40)	(0.29)	(0.12)	—
Total distributions	(0.19)		(0.75)	(0.59)	(0.36)	(0.14)
Net asset value, end of period	$9.56		$8.29	$11.62	$11.15	$10.56
Total Return(b)	18.04%		(23.57)%	9.91%	9.10%	4.26%
Net assets at end of period (in thousands)	$46,279		$40,054	$46,433	$36,123	$27,453
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.39%		1.33%	1.35%	1.41%	1.42%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.38%		1.33%	1.28%	1.31%	1.26%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.38%		1.33%	1.28%	1.31%	1.26%
Ratio of net investment income to average net assets	2.28%		2.23%	2.17%	1.67%	1.56%
Portfolio turnover rate(d)	20	%(e)	27%	40%	29%	23%

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The Hartford Conservative Allocation Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009(a)		2008	2007	2006(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.29		$11.61	$11.16	$10.94
Investment Operations:
Net investment income (loss)	0.26		0.39	0.38	0.07
Net realized and unrealized gain (loss) on investments	1.29		(2.86)	0.78	0.22
Total from investment operations	1.55		(2.47)	1.16	0.29
Distributions:
Net investment income	(0.28)		(0.45)	(0.42)	(0.07)
Net realized gain on investments	—		(0.40)	(0.29)	—
Total distributions	(0.28)		(0.85)	(0.71)	(0.07)
Net asset value, end of period	$9.56		$8.29	$11.61	$11.16
Total Return(b)	19.19%		(22.73)%	10.86%	2.69	%(g)
Net assets at end of period (in thousands)	$908		$418	$1,502	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.36%		0.31%	0.27%	0.72	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.36%		0.31%	0.27%	0.41	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.36%		0.31%	0.27%	0.41	%(h)
Ratio of net investment income to average net assets	3.17%		4.43%	2.64%	2.07	%(h)
Portfolio turnover rate(d)	20	%(e)	27%	40%	29%

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The Hartford Conservative Allocation Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)		2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.28		$11.61	$10.95
Investment Operations:
Net investment income (loss)	0.17		0.32	0.16
Net realized and unrealized gain (loss) on investments	1.32		(2.86)	0.70
Total from investment operations	1.49		(2.54)	0.86
Distributions:
Net investment income	(0.16)		(0.39)	(0.20)
Net realized gain on investments	—		(0.40)	—
Total distributions	(0.16)		(0.79)	(0.20)
Net asset value, end of period	$9.61		$8.28	$11.61
Total Return(b)	18.22%		(23.28)%	7.93	%(g)
Net assets at end of period (in thousands)	$680		$269	$20
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.02%		0.97%	1.05	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.02%		0.97%	1.03	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.02%		0.97%	1.03	%(h)
Ratio of net investment income to average net assets	2.06%		2.01%	1.87	%(h)
Portfolio turnover rate(d)	20	%(e)	27%	40%

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The Hartford Conservative Allocation Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)		2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.29		$11.62	$10.95
Investment Operations:
Net investment income (loss)	0.25		0.34	0.20
Net realized and unrealized gain (loss) on investments	1.27		(2.85)	0.70
Total from investment operations	1.52		(2.51)	0.90
Distributions:
Net investment income	(0.25)		(0.42)	(0.23)
Net realized gain on investments	—		(0.40)	—
Total distributions	(0.25)		(0.82)	(0.23)
Net asset value, end of period	$9.56		$8.29	$11.62
Total Return(b)	18.89%		(23.01)%	8.25	%(g)
Net assets at end of period (in thousands)	$8,078		$4,900	$429
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.66%		0.63%	0.75	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.66%		0.63%	0.75	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.66%		0.63%	0.75	%(h)
Ratio of net investment income to average net assets	2.94%		2.21%	2.26	%(h)
Portfolio turnover rate(d)	20	%(e)	27%	40%

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The Hartford Conservative Allocation Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)		2008	2007(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.30		$11.63	$10.95
Investment Operations:
Net investment income (loss)	0.26		0.39	0.24
Net realized and unrealized gain (loss) on investments	1.29		(2.87)	0.68
Total from investment operations	1.55		(2.48)	0.92
Distributions:
Net investment income	(0.28)		(0.45)	(0.24)
Net realized gain on investments	—		(0.40)	—
Total distributions	(0.28)		(0.85)	(0.24)
Net asset value, end of period	$9.57		$8.30	$11.63
Total Return(b)	19.22%		(22.81)%	8.53	%(g)
Net assets at end of period (in thousands)	$4,895		$2,097	$695
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.36%		0.34%	0.48	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.36%		0.34%	0.46	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.36%		0.34%	0.46	%(h)
Ratio of net investment income to average net assets	3.10%		2.84%	2.41	%(h)
Portfolio turnover rate(d)	20	%(e)	27%	40%

63

The Hartford Conservative Allocation Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the underlying funds.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)

During the year ended October 31, 2009, The Hartford Conservative Allocation Fund incurred $0.2 million in sales associated with the transition of assets from The Hartford Retirement Income Fund, which merged into The Fund on February 20, 2009. These sales are excluded from the portfolio turnover rate calculation.

(f)	I shares commenced operations on August 31, 2006.
(g)	Not annualized.
(h)	Annualized.
(i)	R3 shares commenced operations on December 22, 2006.
(j)	R4 shares commenced operations on December 22, 2006.
(k)	R5 shares commenced operations on December 22, 2006.

64

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-CAL10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Disciplined Equity Fund

Prospectus

March 1, 2010

Class	Ticker
A	HAIAX
B	HGIBX
C	HGICX
R3	HGIRX
R4	HGISX
R5	HGITX
Y	HGIYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD DISCIPLINED EQUITY FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	R3	R4	R5	Y
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	0.25%	—	—
Other expenses	0.58%	0.90%	0.47%	0.79%	0.29%	0.20%	0.11%
Total annual fund operating expenses	1.58%	2.65%	2.22%	2.04%	1.29%	0.95%	0.86%
Less: Contractual expense reimbursement(1)	0.23%	0.55%	0.12%	0.44%	—	—	—
Net operating expenses(1)	1.35%	2.10%	2.10%	1.60%	1.29%	0.95%	0.86%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.35% (Class A), 2.10% (Class B), 2.10% (Class C), 1.60% (Class R3), 1.30% (Class R4), 1.00% (Class R5) and 0.95% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$680	$1,000	$1,343	$2,307
B	$713	$1,071	$1,556	$2,682
C	$313	$683	$1,179	$2,545
R3	$163	$597	$1,058	$2,334
R4	$131	$409	$708	$1,556
R5	$97	$303	$525	$1,166
Y	$88	$274	$477	$1,061

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$680	$1,000	$1,343	$2,307
B	$213	$771	$1,356	$2,682
C	$213	$683	$1,179	$2,545
R3	$163	$597	$1,058	$2,334
R4	$131	$409	$708	$1,556
R5	$97	$303	$525	$1,166
Y	$88	$274	$477	$1,061

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks based on the combined ratings of the sub-adviser’s, Wellington Management Company, LLP (“Wellington Management”), team of global industry analysts and proprietary quantitative stock selection models. The Fund’s portfolio is broadly diversified by industry and company. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. Wellington Management

5

uses fundamental and quantitative analysis to evaluate a security for purchase or sale by the Fund.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·      Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

6

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  14.59% (2nd quarter, 2003)  Lowest  -21.17% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

Share Classes	1 Year	5 Years	10 Years
Class A - Return Before Taxes	18.49%	-1.15%	-1.77%
- After Taxes on Distributions	18.02%	-1.34%	-2.05%
- After Taxes on Distributions and Sale of Fund Shares	12.02%	-1.08%	-1.63%
Share Classes (Return Before Taxes)
Class B	19.81%	-1.02%	-1.77%
Class C	23.35%	-0.75%	-1.91%
Class R3	25.07%	0.03%	-0.94%
Class R4	25.24%	0.18%	-0.86%
Class R5	25.63%	0.38%	-0.76%
Class Y	25.81%	0.46%	-0.72%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

7

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Mammen Chally, CFA	Vice President and Equity Portfolio Manager	1998

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

8

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks based on the combined ratings of the sub-adviser’s, Wellington Management Company, LLP (“Wellington Management”), team of global industry analysts and proprietary quantitative stock selection models. The Fund’s portfolio is broadly diversified by industry and company. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. Wellington Management uses fundamental and quantitative analysis to evaluate a security for purchase or sale by the Fund.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive valuation, momentum, balance sheet and situations and events factors. Valuation factors capture cheapness. Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase. Balance sheet factors analyze the quality of earnings and capital. Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations.

As of December 31, 2009, the market capitalization of companies included in the S&P 500 Index ranged from approximately $1 billion to $324 billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

9

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

10

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

11

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure – Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

12

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

13

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and

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its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 1998.  Mr. Chally joined Wellington Management in 1994 and has been an investment professional since 1996.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the

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“1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.75% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.750% of the first $500 million, 0.675% of the next $500 million, 0.625% of next $4 billion, 0.6225% of next $5 billion and 0.620% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares – Class A and Class C shares have no eligibility requirements.

Class B Shares – Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

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effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares – You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·      Class Y shares are offered to institutional investors, which include, but are not limited to:

·      Certain qualified employee benefit plans and other retirement savings plans

·      Non-profit organizations, charitable trusts, foundations and endowments

·      Accounts registered to bank trust departments, trust companies, and investment companies

·      Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·      Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

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Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)   As a percentage of the Fund’s average net assets.

(2)   Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)   No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)   Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers – Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·      Accumulation Privilege – lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·      Letter Of Intent – lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

25

value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·      to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·      for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·      under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·      for retirement plans under the following circumstances:

(1)   to return excess contributions,

(2)   hardship withdrawals as defined in the plans,

(3)   under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)   to meet minimum distribution requirements under the Internal Revenue Code,

(5)   to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)   after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans – Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

29

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

30

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

31

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) – Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone – First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check – Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I – As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 – Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) – Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone – Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire – For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter – In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

39

are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) – Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) – 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts – Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts – Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 – You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

41

the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

43

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

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procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements – Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y – In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I – You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 – You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services – Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

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than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Index:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Disciplined Equity Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.31	$14.91	$13.19		$11.78	$10.67
Investment Operations:
Net investment income (loss)	0.12	0.05	0.04		0.04	0.10
Payment from (to) Affiliate	—	—	0.01		—	—
Net realized and unrealized gain (loss) on investments	1.06	(5.63)	1.77		1.39	1.09
Total from investment operations	1.18	(5.58)	1.82		1.43	1.19
Distributions:
Net investment income	(0.05)	(0.02)	(0.10)		(0.02)	(0.08)
Total distributions	(0.05)	(0.02)	(0.10)		(0.02)	(0.08)
Net asset value, end of period	$10.44	$9.31	$14.91		$13.19	$11.78
Total Return(b)	12.82%	(37.46)%	13.87	%(c)	12.13%	11.19%
Net assets at end of period (in thousands)	$85,080	$92,476	$177,170		$189,375	$209,721
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.58%	1.44%	1.40%		1.40%	1.41%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.17%	1.40%	1.40%		1.40%	1.40%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.17%	1.40%	1.40%		1.40%	1.40%
Ratio of net investment income to average net assets	1.27%	0.36%	0.32%		0.39%	0.81%
Portfolio turnover rate(e)	59%	69%	72%		67%	61%

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The Hartford Disciplined Equity Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.80	$14.16	$12.53		$11.25	$10.20
Investment Operations:
Net investment income (loss)	0.08	(0.05)	(0.07)		(0.03)	(0.02)
Payment from (to) Affiliate	—	—	0.01		—	—
Net realized and unrealized gain (loss) on investments	1.01	(5.31)	1.70		1.31	1.08
Total from investment operations	1.09	(5.36)	1.64		1.28	1.06
Distributions:
Net investment income	—	—	(0.01)		—	(0.01)
Total distributions	—	—	(0.01)		—	(0.01)
Net asset value, end of period	$9.89	$8.80	$14.16		$12.53	$11.25
Total Return(b)	12.39%	(37.85)%	13.14	%(c)	11.38%	10.35%
Net assets at end of period (in thousands)	$8,165	$11,931	$29,968		$35,673	$39,806
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.65%	2.39%	2.31%		2.30%	2.34%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.60%	1.95%	2.08%		2.07%	2.15%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.60%	1.95%	2.08%		2.07%	2.15%
Ratio of net investment income to average net assets	0.86%	(0.18)%	(0.35)%		(0.28)%	0.06%
Portfolio turnover rate(e)	59%	69%	72%		67%	61%

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The Hartford Disciplined Equity Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.80	$14.17	$12.54		$11.26	$10.22
Investment Operations:
Net investment income (loss)	0.04	(0.06)	(0.07)		(0.04)	(0.02)
Payment from (to) Affiliate	—	—	0.01		—	—
Net realized and unrealized gain (loss) on investments	1.00	(5.31)	1.70		1.32	1.07
Total from investment operations	1.04	(5.37)	1.64		1.28	1.05
Distributions:
Net investment income	—	—	(0.01)		—	(0.01)
Total distributions	—	—	(0.01)		—	(0.01)
Net asset value, end of period	$9.84	$8.80	$14.17		$12.54	$11.26
Total Return(b)	11.82%	(37.90)%	13.07	%(c)	11.37%	10.29%
Net assets at end of period (in thousands)	$12,025	$13,691	$26,479		$29,153	$33,690
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.22%	2.13%	2.09%		2.10%	2.11%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	2.03%	2.13%	2.09%		2.10%	2.11%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	2.03%	2.13%	2.09%		2.10%	2.11%
Ratio of net investment income to average net assets	0.41%	(0.36)%	(0.37)%		(0.31)%	0.12%
Portfolio turnover rate(e)	59%	69%	72%		67%	61%

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The Hartford Disciplined Equity Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)	2008	2007(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.56	$15.33	$13.89
Investment Operations:
Net investment income (loss)	0.09	0.01	—
Net realized and unrealized gain (loss) on investments	1.11	(5.78)	1.44
Total from investment operations	1.20	(5.77)	1.44
Distributions:
Net investment income	(0.05)	—	—
Total distributions	(0.05)	—	—
Net asset value, end of period	$10.71	$9.56	$15.33
Total Return(b)	12.65%	(37.64)%	10.37	%(g)
Net assets at end of period (in thousands)	$20	$11	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.04%	1.87%	1.65	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.38%	1.65%	1.65	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.38%	1.65%	1.65	%(h)
Ratio of net investment income to average net assets	0.98%	0.12%	(0.03	)%(h)
Portfolio turnover rate(e)	59%	69%	72%

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The Hartford Disciplined Equity Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)	2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.60	$15.37	$13.89
Investment Operations:
Net investment income (loss)	0.10	0.06	0.03
Net realized and unrealized gain (loss) on investments	1.09	(5.79)	1.45
Total from investment operations	1.19	(5.73)	1.48
Distributions:
Net investment income	(0.11)	(0.04)	—
Total distributions	(0.11)	(0.04)	—
Net asset value, end of period	$10.68	$9.60	$15.37
Total Return(b)	12.65%	(37.37)%	10.66	%(g)
Net assets at end of period (in thousands)	$55	$8	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.29%	1.28%	1.34	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.29%	1.28%	1.34	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.29%	1.28%	1.34	%(h)
Ratio of net investment income to average net assets	1.09%	0.48%	0.28	%(h)
Portfolio turnover rate(e)	59%	69%	72%

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The Hartford Disciplined Equity Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)	2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.62	$15.41	$13.89
Investment Operations:
Net investment income (loss)	0.14	0.10	0.07
Net realized and unrealized gain (loss) on investments	1.10	(5.81)	1.45
Total from investment operations	1.24	(5.71)	1.52
Distributions:
Net investment income	(0.11)	(0.08)	—
Total distributions	(0.11)	(0.08)	—
Net asset value, end of period	$10.75	$9.62	$15.41
Total Return(b)	13.12%	(37.23)%	10.94	%(g)
Net assets at end of period (in thousands)	$8	$7	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.95%	0.99%	1.05	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.95%	0.99%	1.05	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.95%	0.99%	1.05	%(h)
Ratio of net investment income to average net assets	1.47%	0.77%	0.57	%(h)
Portfolio turnover rate(e)	59%	69%	72%

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The Hartford Disciplined Equity Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.64	$15.43	$13.58		$12.12	$10.99
Investment Operations:
Net investment income (loss)	0.15	0.12	0.19		0.14	0.15
Payment from (to) Affiliate	—	—	0.01		—	—
Net realized and unrealized gain (loss) on investments	1.09	(5.81)	1.75		1.40	1.12
Total from investment operations	1.24	(5.69)	1.95		1.54	1.27
Distributions:
Net investment income	(0.12)	(0.10)	(0.10)		(0.08)	(0.14)
Total distributions	(0.12)	(0.10)	(0.10)		(0.08)	(0.14)
Net asset value, end of period	$10.76	$9.64	$15.43		$13.58	$12.12
Total Return(b)	13.13%	(37.09)%	14.45	%(c)	12.76%	11.62%
Net assets at end of period (in thousands)	$62,100	$67,966	$111,098		$169,614	$81,582
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.86%	0.89%	0.88%		0.89%	0.90%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.86%	0.89%	0.88%		0.89%	0.90%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.86%	0.89%	0.88%		0.89%	0.90%
Ratio of net investment income to average net assets	1.57%	0.88%	0.86%		0.88%	0.97%
Portfolio turnover rate(e)	59%	69%	72%		67%	61%

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The Hartford Disciplined Equity Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Total return without the inclusion of the Payments from (to) Affiliate can be found in the Payments From Affiliate chart.
(d)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	R3 shares commenced operations on December 22, 2006.
(g)	Not annualized.
(h)	Annualized.
(i)	R4 shares commenced operations on December 22, 2006.
(j)	R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006	October 31, 2005
A	1.17%	1.40%	1.40%		1.39%	1.38%
B	1.60%	1.94%	2.08%		2.07%	2.13%
C	2.03%	2.12%	2.09%		2.09%	2.10%
R3	1.38%	1.65%	1.65	%(a)
R4	1.29%	1.28%	1.34	%(b)
R5	0.95%	0.99%	1.05	%(c)
Y	0.86%	0.88%	0.88%		0.88%	0.89%

(a)	Commencement of operations on December 22, 2006.
(b)	Commencement of operations on December 22, 2006.
(c)	Commencement of operations on December 22, 2006.

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Payments from Affiliates

The total return in the financial highlights includes payment from affiliates.  Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007

Class A	0.08%	13.78%
Class B	0.08%	13.05%
Class C	0.08%	12.98%
Class Y	0.07%	14.37%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

62

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-DE10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Diversified International Fund

Prospectus

March 1, 2010

Class	Ticker
A	HDVAX
B	HDVBX
C	HDVCX
I	HDVIX
R3	HDVRX
R4	HDVSX
R5	HDVTX
Y	HDVYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	1.85%	1.80%	1.80%	1.70%	1.89%	1.84%	1.80%	1.70%
Total annual fund operating expenses	3.10%	3.80%	3.80%	2.70%	3.39%	3.09%	2.80%	2.70%
Less: Contractual expense reimbursement(1)	1.45%	1.40%	1.40%	1.40%	1.49%	1.44%	1.40%	1.40%
Net operating expenses(1)	1.65%	2.40%	2.40%	1.30%	1.90%	1.65%	1.40%	1.30%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.65% (Class A), 2.40% (Class B), 2.40% (Class C), 1.40% (Class I), 1.90% (Class R3), 1.65% (Class R4), 1.40% (Class R5) and 1.30% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the

4

average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$709	$1,326	$1,966	$3,678
B	$743	$1,332	$2,040	$3,794
C	$343	$1,032	$1,840	$3,947
I	$132	$705	$1,305	$2,929
R3	$193	$903	$1,637	$3,576
R4	$168	$819	$1,495	$3,301
R5	$143	$736	$1,355	$3,027
Y	$132	$705	$1,305	$2,929

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$709	$1,326	$1,966	$3,678
B	$243	$1,032	$1,840	$3,794
C	$243	$1,032	$1,840	$3,947
I	$132	$705	$1,305	$2,929
R3	$193	$903	$1,637	$3,576
R4	$168	$819	$1,495	$3,301
R5	$143	$736	$1,355	$3,027
Y	$132	$705	$1,305	$2,929

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 161% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its goal by investing primarily in foreign equity securities.  The Fund will seek to outperform the MSCI All Country World ex US Index, which is currently comprised of forty-eight countries.  The Fund diversifies its investments among a broad range of companies in a number of different countries throughout the world, with no limit on the

5

amount of assets that may be invested in each country.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.  The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may invest in companies of any market capitalization, and may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to select equity securities on the basis of potential for capital appreciation.

The Fund employs a multiple portfolio manager structure and is organized into three broad strategies: Broad/Special Opportunities, Opportunistic Growth, and Opportunistic Value.  Each strategy includes one or more specific portfolio management approaches that independently seek to provide total return or capital appreciation.  The Fund seeks to achieve its objective by combining these different strategies into a single fund.  The Fund does not allocate a set percentage to any specific strategy but instead seeks a flexible and diversified fund profile that maintains a significant allocation of investments across all three strategies.  Each approach is managed according to a distinct investment process to identify securities for purchase or sale.  Together the strategies represent a wide range of investment philosophies, companies, industries, and market capitalizations.  The sub-adviser is responsible for allocations among the component sleeves in order to meet the objective.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government

6

regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows the Fund’s total return for the first full calendar year of operation

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

7

Highest      23.93% (2nd quarter, 2009)   Lowest  —11.84% (1st quarter, 2009)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09

(including sales charges)

		Lifetime
Share Classes	1 Year	(since 06/30/08)
Class A - Return Before Taxes	25.79%	-18.46%
- After Taxes on Distributions	25.33%	-18.76%
- After Taxes on Distributions and Sale of Fund Shares	16.76%	-15.75%
Share Classes (Return Before Taxes)
Class B	27.06%	-18.20%
Class C	31.37%	-15.92%
Class I	33.63%	-15.05%
Class R3	32.73%	-15.56%
Class R4	33.24%	-15.34%
Class R5	33.52%	-15.13%
Class Y	33.63%	-15.04%
MSCI All Country World Free ex US Index (reflects no deduction for fees, expenses or taxes)	42.14%	-9.33%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

The Fund has employed a multiple portfolio manager structure since its inception in 2008.  The portfolio managers with the most significant responsibilities are set forth below:

8

Portfolio Manager	Title	Involved with Fund Since

Kent M. Stahl, CFA	Senior Vice President and Director, Investments and Risk Management	2010

Cheryl M. Duckworth, CFA	Senior Vice President and Director, Research Portfolios	2008

Jean-Marc Berteaux	Senior Vice President and Equity Portfolio Manager	2010

Theodore B.P. Jayne, CFA	Director and Equity Portfolio Manager	2008

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as

9

a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

10

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its goal by investing primarily in foreign equity securities.  The Fund will seek to outperform the MSCI All Country World ex US Index, which is currently comprised of forty-eight countries.  The Fund diversifies its investments among a broad range of companies in a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.  The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may invest in companies of any market capitalization, and may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to select equity securities on the basis of potential for capital appreciation.

The Fund employs a multiple portfolio manager structure and is organized into three broad strategies: Broad/Special Opportunities, Opportunistic Growth, and Opportunistic Value.  Each strategy includes one or more specific portfolio management approaches that independently seek to provide total return or capital appreciation.  The Fund seeks to achieve its objective by combining these different strategies into a single fund.  The Fund does not allocate a set percentage to any specific strategy but instead seeks a flexible and diversified fund profile that maintains a significant allocation of investments across all three strategies.  Each approach is managed according to a distinct investment process to identify securities for purchase or sale.  Together the strategies represent a wide range of investment philosophies, companies, industries, and market capitalizations.  The sub-adviser is responsible for allocations among the component sleeves in order to meet the objective.

Wellington Management chooses the equity securities in which the Fund invests using what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential.

The three broad strategies the Fund will pursue are:

Broad/Special Opportunities: The Broad/Special Opportunities strategy seeks growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In the aggregate, the managers will invest in companies across or within a range of market capitalizations, industries and/or countries.

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Opportunistic Growth: The Opportunistic Growth strategy seeks growth of capital by investing primarily in a diversified portfolio of equity securities covering a broad range of industries, companies, market capitalizations and countries that the managers believe have superior growth potential.

Opportunistic Value: The Opportunistic Value strategy seeks growth of capital by investing primarily in a diversified portfolio of equity securities covering a broad range of industries, companies, market capitalizations and countries that the managers believe are undervalued and have the potential for appreciation.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

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Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and

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thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

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·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have

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an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

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·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

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About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The Fund has employed a multiple portfolio manager structure since its inception in 2008.  The portfolio managers with the most significant responsibilities are set forth below.

Kent M. Stahl, CFA, Senior Vice President, and Director of Investments and Risk Management of Wellington Management, oversees the allocation of assets among the sleeves.  Mr. Stahl has served in this capacity since 2010 and for clients of the firm for the past three years.  Prior to 2007, Mr. Stahl served as the director of

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Equity Product Management for Wellington Management.  Mr. Stahl joined Wellington Management as an investment professional in 1998.

Cheryl M. Duckworth, CFA, Senior Vice President and Director, Research Portfolios of Wellington Management coordinates a team of global industry analysts that are involved in portfolio management and securities analysis for the fund and has served in this capacity for the fund since its inception in 2008 and for other clients of the firm for at least the past five years.  Ms. Duckworth joined Wellington Management as an investment professional in 1994.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since 2010 and for other clients of the firm for at least the past 5 years.  Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Theodore B.P. Jayne, CFA, Director and Equity Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception in 2008 and for other clients of the firm for at least the past five years.  Mr. Jayne joined Wellington Management as an investment professional in 1998.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion

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regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 1.00% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 1.000% of the first $500 million, 0.950% of the next $500 million, 0.900% of the next $4 billion, 0.8975% of the next $5 billion and 0.8950% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

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so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

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Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

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value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

34

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.             Read this prospectus carefully.

2.             Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.             Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.             Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To:	Send Payments To:	Phone Number:

The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

46

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

47

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

50

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

51

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

52

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

53

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Index:

The MSCI AC (All Country) World Free ex US Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

54

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009 and October 31, 2008 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

55

The Hartford Diversified International Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.88	$10.00
Investment Operations:
Net investment income (loss)	0.06	0.01
Net realized and unrealized gain (loss) on investments	1.43	(4.13)
Total from investment operations	1.49	(4.12)
Distributions:
Net investment income	(0.02)	—
Total distributions	(0.02)	—
Net asset value, end of period	$7.35	$5.88
Total Return(c)	25.40%	(41.20	)%(d)
Net assets at end of period (in thousands)	$8,740	$2,528
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	3.10%	2.01	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.65%	1.57	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.65%	1.57	%(f)
Ratio of net investment income to average net assets	0.99%	0.26	%(f)
Portfolio turnover rate(g)	161%	67%

56

The Hartford Diversified International Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.87	$10.00
Net investment income (loss)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	1.42	(4.12)
Total from investment operations	1.44	(4.13)
Net asset value, end of period	$7.31	$5.87
Total Return(c)	24.53%	(41.30	)%(d)
Net assets at end of period (in thousands)	$989	$591
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	3.80%	2.74	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	2.40%	2.31	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	2.40%	2.31	%(f)
Ratio of net investment income to average net assets	0.34%	(0.48	)%(f)
Portfolio turnover rate(g)	161%	67%

57

The Hartford Diversified International Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.87	$10.00
Net investment income (loss)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	1.42	(4.12)
Total from investment operations	1.44	(4.13)
Net asset value, end of period	$7.31	$5.87
Total Return(c)	24.53%	(41.30	)%(d)
Net assets at end of period (in thousands)	$1,127	$611
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	3.80%	2.75	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	2.40%	2.32	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	2.40%	2.32	%(f)
Ratio of net investment income to average net assets	0.36%	(0.49	)%(f)
Portfolio turnover rate(g)	161%	67%

58

The Hartford Diversified International Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009(a)	2008(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.89	$10.00
Investment Operations:
Net investment income (loss)	0.10	0.01
Net realized and unrealized gain (loss) on investments	1.41	(4.12)
Total from investment operations	1.51	(4.11)
Distributions:
Net investment income	(0.02)	—
Total distributions	(0.02)	—
Net asset value, end of period	$7.38	$5.89
Total Return(c)	25.84%	(41.10	)%(d)
Net assets at end of period (in thousands)	$755	$589
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.70%	1.74	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.30%	1.30	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.30%	1.30	%(f)
Ratio of net investment income to average net assets	1.55%	0.53	%(f)
Portfolio turnover rate(g)	161%	67%

59

The Hartford Diversified International Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)	2008(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.87	$10.00
Net investment income (loss)	0.06	—
Net realized and unrealized gain (loss) on investments	1.42	(4.13)
Total from investment operations	1.48	(4.13)
Net asset value, end of period	$7.35	$5.87
Total Return(c)	25.26%	(41.30	)%(d)
Net assets at end of period (in thousands)	$735	$588
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	3.39%	2.44	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.90%	1.90	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.90%	1.90	%(f)
Ratio of net investment income to average net assets	0.96%	(0.07	)%(f)
Portfolio turnover rate(g)	161%	67%

60

The Hartford Diversified International Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)	2008(l)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.88	$10.00
Investment Operations:
Net investment income (loss)	0.07	—
Net realized and unrealized gain (loss) on investments	1.42	(4.12)
Total from investment operations	1.49	(4.12)
Distributions:
Net investment income	(0.01)	—
Total distributions	(0.01)	—
Net asset value, end of period	$7.36	$5.88
Total Return(c)	25.43%	(41.20	)%(d)
Net assets at end of period (in thousands)	$745	$588
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	3.09%	2.14	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.65%	1.65	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.65%	1.65	%(f)
Ratio of net investment income to average net assets	1.20%	0.18	%(f)
Portfolio turnover rate(g)	161%	67%

61

The Hartford Diversified International Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)	2008(m)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.88	$10.00
Investment Operations:
Net investment income (loss)	0.09	0.01
Net realized and unrealized gain (loss) on investments	1.42	(4.13)
Total from investment operations	1.51	(4.12)
Distributions:
Net investment income	(0.02)	—
Total distributions	(0.02)	—
Net asset value, end of period	$7.37	$5.88
Total Return(c)	25.81%	(41.20	)%(d)
Net assets at end of period (in thousands)	$740	$588
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.80%	1.84	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.40%	1.40	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.40%	1.40	%(f)
Ratio of net investment income to average net assets	1.46%	0.43	%(f)
Portfolio turnover rate(g)	161%	67%

62

The Hartford Diversified International Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)	2008(n)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.89	$10.00
Investment Operations:
Net investment income (loss)	0.10	0.01
Net realized and unrealized gain (loss) on investments	1.42	(4.12)
Total from investment operations	1.52	(4.11)
Distributions:
Net investment income	(0.03)	—
Total distributions	(0.03)	—
Net asset value, end of period	$7.38	$5.89
Total Return(c)	25.86%	(41.10	)%(d)
Net assets at end of period (in thousands)	$7,408	$5,886
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.70%	1.74	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.30%	1.30	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.30%	1.30	%(f)
Ratio of net investment income to average net assets	1.55%	0.52	%(f)
Portfolio turnover rate(g)	161%	67%

63

The Hartford Diversified International Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	A shares commenced operations on June 30, 2008.
(c)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(f)	Annualized.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	B shares commenced operations on June 30, 2008.
(i)	C shares commenced operations on June 30, 2008.
(j)	I shares commenced operations on June 30, 2008.
(k)	R3 shares commenced operations on June 30, 2008.
(l)	R4 shares commenced operations on June 30, 2008.
(m)	R5 shares commenced operations on June 30, 2008.
(n)	Y shares commenced operations on June 30, 2008.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008
A	1.65%	1.57	%(a)
B	2.39%	2.30	%(b)
C	2.39%	2.31	%(c)
I	1.29%	1.29	%(d)
R3	1.90%	1.89	%(e)
R4	1.65%	1.64	%(f)
R5	1.39%	1.39	%(g)
Y	1.30%	1.30	%(h)

(a)	Commencement of operations on June 30, 2008.
(b)	Commencement of operations on June 30, 2008.
(c)	Commencement of operations on June 30, 2008.
(d)	Commencement of operations on June 30, 2008.
(e)	Commencement of operations on June 30, 2008.
(f)	Commencement of operations on June 30, 2008.
(g)	Commencement of operations on June 30, 2008.
(h)	Commencement of operations on June 30, 2008.

64

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-DI10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Dividend and Growth Fund

Prospectus

March 1, 2010

Class	Ticker
A	IHGIX
B	ITDGX
C	HDGCX
I	HDGIX
R3	HDGRX
R4	HDGSX
R5	HDGTX
Y	HDGYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD DIVIDEND AND GROWTH FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks a high level of current income consistent with growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.29%	0.51%	0.29%	0.22%	0.34%	0.21%	0.17%	0.06%
Total annual fund operating expenses	1.17%	2.14%	1.92%	0.85%	1.47%	1.09%	0.80%	0.69%
Less: Contractual expense reimbursement(1)	—	0.15%	—	—	—	—	—	—
Net operating expenses(1)	1.17%	1.99%	1.92%	0.85%	1.47%	1.09%	0.80%	0.69%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class A), 1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4) and 0.90% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency

4

fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$663	$901	$1,158	$1,892
B	$702	$956	$1,335	$2,213
C	$295	$603	$1,037	$2,243
I	$87	$271	$471	$1,049
R3	$150	$465	$803	$1,757
R4	$111	$347	$601	$1,329
R5	$82	$255	$444	$990
Y	$70	$221	$384	$859

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$663	$901	$1,158	$1,892
B	$202	$656	$1,135	$2,213
C	$195	$603	$1,037	$2,243
I	$87	$271	$471	$1,049
R3	$150	$465	$803	$1,757
R4	$111	$347	$601	$1,329
R5	$82	$255	$444	$990
Y	$70	$221	$384	$859

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund invests primarily in a portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management Company LLP (“Wellington Management”).  The Fund’s portfolio is broadly diversified by company and industry.  Under normal market and

5

economic conditions, at least 65% of the Fund’s total assets are invested in dividend paying equity securities.  The Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.  Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·      Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

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Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest                                     15.76% (2nd quarter, 2009)   Lowest -18.58% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average annual total returns for periods ending 12/31/09
(including sales charges)

Share Classes	1 Year	5 Years	10 Years
Class A - Return Before Taxes	16.89%	1.56%	3.20%
- After Taxes on Distributions	16.23%	0.51%	2.35%
- After Taxes on Distributions and Sale of Fund Shares	10.92%	1.01%	2.44%
Share Classes (Return Before Taxes)
Class B	17.63%	1.49%	3.16%
Class C	21.71%	1.96%	3.06%
Class I	24.02%	2.93%	3.89%
Class R3	23.21%	2.66%	4.04%
Class R4	23.74%	2.90%	4.16%
Class R5	24.02%	3.08%	4.25%
Class Y	24.22%	3.16%	4.29%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Edward P. Bousa, CFA	Senior Vice President and Equity Portfolio Manager	2001

Donald J. Kilbride	Senior Vice President and Equity Portfolio Manager	2010

Matthew G. Baker	Vice President and Equity Research Analyst	2010

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PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY.  The Fund invests primarily in a portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management Company LLP (“Wellington Management”).  The Fund’s portfolio is broadly diversified by company and industry.  Under normal market and economic conditions, at least 65% of the Fund’s total assets are invested in dividend paying equity securities.  The Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.  Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.  As a key component of its fundamental analysis, Wellington Management evaluates a company’s ability to sustain and potentially increase its dividend payments.  The Fund also favors securities that appear to be undervalued in the marketplace.

As of December 31, 2009, the market capitalization of companies within the S&P 500 Index ranged from approximately $1 billion to $324 billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

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Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Dividend Yielding Investment Risk — A focus on dividend yielding investments significantly influences performance. High dividend yielding investments as a group can fall out of favor with the market, causing the fund to underperform funds that do not focus on dividends. The fund’s focus on dividend yielding investments may cause the fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus on dividend yielding investments. The fund’s focus on dividend yielding investments may result in the underperformance of the fund relative to broad market indices.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected,

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which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern,

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certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

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·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

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Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except

15

where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

Donald J. Kilbride, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved with portfolio management and securities analysis for the fund since 2010 and for clients of the firm for at least the past five years.  Mr. Kilbride joined Wellington Management as an investment professional in 2002.

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Matthew G. Baker, Vice President and Equity Research Analyst of Wellington Management, has been involved with portfolio management and securities analysis for the fund since 2010 and for clients of the firm for at least the past four years.  Mr. Baker joined Wellington Management as an investment professional in 2004.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.63% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.750% of the first $500 million, 0.650% of the next $500 million, 0.600% of the next $4 billion, 0.5975% of the next $5 billion  and 0.595% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

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so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

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Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

24

through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

25

value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)          after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

27

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

29

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

30

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

31

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.             Read this prospectus carefully.

2.             Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.             Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.             Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

43

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

44

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

45

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

46

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

47

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

48

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

49

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y shares performance and operating expenses.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

52

The Hartford Dividend and Growth Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009		2008	2007		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.56		$23.12	$21.48		$19.10	$17.79
Investment Operations:
Net investment income (loss)	0.26		0.31	0.29		0.26	0.23
Payment from (to) Affiliate	—		—	0.01		—	—
Net realized and unrealized gain (loss) on investments	1.47		(7.32)	2.95		3.14	1.51
Total from investment operations	1.73		(7.01)	3.25		3.40	1.74
Distributions:
Net investment income	(0.26)		(0.31)	(0.27)		(0.26)	(0.24)
Net realized gain on investments	—		(1.24)	(1.34)		(0.76)	(0.19)
Total distributions	(0.26)		(1.55)	(1.61)		(1.02)	(0.43)
Net asset value, end of period	$16.03		$14.56	$23.12		$21.48	$19.10
Total Return(b)	12.17%		(32.24)%	16.20	%(c)	18.63%	9.87%
Net assets at end of period (in thousands)	$2,635,571		$2,214,358	$3,236,757		$2,626,634	$2,109,617
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.17%		1.09%	1.09%		1.14%	1.17%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.17%		1.09%	1.09%		1.14%	1.17%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.17%		1.09%	1.09%		1.14%	1.17%
Ratio of net investment income to average net assets	1.88%		1.62%	1.35%		1.32%	1.25%
Portfolio turnover rate(e)	33	%(f)	36%	24%		29%	26%

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The Hartford Dividend and Growth Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009		2008	2007		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.32		$22.76	$21.17		$18.84	$17.56
Investment Operations:
Net investment income (loss)	0.14		0.14	0.11		0.09	0.08
Payment from (to) Affiliate	—		—	0.01		—	—
Net realized and unrealized gain (loss) on investments	1.44		(7.21)	2.90		3.10	1.48
Total from investment operations	1.58		(7.07)	3.02		3.19	1.56
Distributions:
Net investment income	(0.14)		(0.13)	(0.09)		(0.10)	(0.09)
Net realized gain on investments	—		(1.24)	(1.34)		(0.76)	(0.19)
Total distributions	(0.14)		(1.37)	(1.43)		(0.86)	(0.28)
Net asset value, end of period	$15.76		$14.32	$22.76		$21.17	$18.84
Total Return(b)	11.22%		(32.85)%	15.22	%(c)	17.63%	8.92%
Net assets at end of period (in thousands)	$236,026		$222,732	$395,552		$365,678	$343,650
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.14%		1.97%	1.95%		1.99%	2.01%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.99%		1.97%	1.95%		1.99%	2.01%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.99%		1.97%	1.95%		1.99%	2.01%
Ratio of net investment income to average net assets	1.10%		0.73%	0.50%		0.48%	0.41%
Portfolio turnover rate(e)	33	%(f)	36%	24%		29%	26%

54

The Hartford Dividend and Growth Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009		2008	2007		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.28		$22.72	$21.13		$18.81	$17.53
Investment Operations:
Net investment income (loss)	0.15		0.17	0.13		0.12	0.10
Payment from (to) Affiliate	—		—	0.01		—	—
Net realized and unrealized gain (loss) on investments	1.45		(7.21)	2.91		3.08	1.48
Total from investment operations	1.60		(7.04)	3.05		3.20	1.58
Distributions:
Net investment income	(0.16)		(0.16)	(0.12)		(0.12)	(0.11)
Net realized gain on investments	—		(1.24)	(1.34)		(0.76)	(0.19)
Total distributions	(0.16)		(1.40)	(1.46)		(0.88)	(0.30)
Net asset value, end of period	$15.72		$14.28	$22.72		$21.13	$18.81
Total Return(b)	11.37%		(32.80)%	15.42	%(c)	17.75%	9.08%
Net assets at end of period (in thousands)	$286,465		$221,895	$365,443		$317,139	$280,967
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.92%		1.83%	1.82%		1.87%	1.89%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.92%		1.83%	1.82%		1.87%	1.89%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.92%		1.83%	1.82%		1.87%	1.89%
Ratio of net investment income to average net assets	1.13%		0.87%	0.62%		0.60%	0.54%
Portfolio turnover rate(e)	33	%(f)	36%	24%		29%	26%

55

The Hartford Dividend and Growth Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009		2008	2007		2006(a),(g)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.52		$23.07	$21.46		$20.48
Investment Operations:
Net investment income (loss)	0.33		0.34	0.36		0.03
Net realized and unrealized gain (loss) on investments	1.44		(7.27)	2.98		1.03
Total from investment operations	1.77		(6.93)	3.34		1.06
Distributions:
Net investment income	(0.31)		(0.38)	(0.39)		(0.08)
Net realized gain on investments	—		(1.24)	(1.34)		—
Total distributions	(0.31)		(1.62)	(1.73)		(0.08)
Net asset value, end of period	$15.98		$14.52	$23.07		$21.46
Total Return(b)	12.52%		(32.02)%	16.67	%(c)	5.20	%(h)
Net assets at end of period (in thousands)	$658,690		$167,989	$1,899		$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.85%		0.82%	0.77%		1.08	%(i)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.85%		0.82%	0.77%		0.98	%(i)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.85%		0.82%	0.77%		0.98	%(i)
Ratio of net investment income to average net assets	1.96%		1.77%	1.50%		0.59	%(i)
Portfolio turnover rate(e)	33	%(f)	36%	24%		29%

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The Hartford Dividend and Growth Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009		2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.71		$23.37	$21.14
Investment Operations:
Net investment income (loss)	0.25		0.23	0.15
Net realized and unrealized gain (loss) on investments	1.46		(7.40)	2.25
Total from investment operations	1.71		(7.17)	2.40
Distributions:
Net investment income	(0.24)		(0.25)	(0.17)
Net realized gain on investments	—		(1.24)	—
Total distributions	(0.24)		(1.49)	(0.17)
Net asset value, end of period	$16.18		$14.71	$23.37
Total Return(b)	11.84%		(32.53)%	11.38	%(h)
Net assets at end of period (in thousands)	$5,171		$455	$177
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.47%		1.58%	1.40	%(i)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.47%		1.50%	1.40	%(i)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.47%		1.50%	1.40	%(i)
Ratio of net investment income to average net assets	1.26%		1.16%	0.63	%(i)
Portfolio turnover rate(e)	33	%(f)	36%	24%

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The Hartford Dividend and Growth Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009		2008	2007(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.73		$23.39	$21.14
Investment Operations:
Net investment income (loss)	0.28		0.32	0.21
Net realized and unrealized gain (loss) on investments	1.48		(7.42)	2.26
Total from investment operations	1.76		(7.10)	2.47
Distributions:
Net investment income	(0.27)		(0.32)	(0.22)
Net realized gain on investments	—		(1.24)	—
Total distributions	(0.27)		(1.56)	(0.22)
Net asset value, end of period	$16.22		$14.73	$23.39
Total Return(b)	12.27%		(32.25)%	11.70	%(h)
Net assets at end of period (in thousands)	$19,372		$8,410	$1,994
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.09%		1.09%	1.09	%(i)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.09%		1.09%	1.09	%(i)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.09%		1.09%	1.09	%(i)
Ratio of net investment income to average net assets	1.85%		1.63%	0.72	%(i)
Portfolio turnover rate(e)	33	%(f)	36%	24%

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The Hartford Dividend and Growth Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009		2008	2007(l)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.75		$23.41	$21.14
Investment Operations:
Net investment income (loss)	0.33		0.35	0.26
Net realized and unrealized gain (loss) on investments	1.47		(7.40)	2.26
Total from investment operations	1.80		(7.05)	2.52
Distributions:
Net investment income	(0.31)		(0.37)	(0.25)
Net realized gain on investments	—		(1.24)	—
Total distributions	(0.31)		(1.61)	(0.25)
Net asset value, end of period	$16.24		$14.75	$23.41
Total Return(b)	12.55%		(32.06)%	11.99	%(h)
Net assets at end of period (in thousands)	$1,947		$310	$193
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.80%		0.80%	0.82	%(i)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.80%		0.80%	0.82	%(i)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.80%		0.80%	0.82	%(i)
Ratio of net investment income to average net assets	2.07%		1.94%	0.98	%(i)
Portfolio turnover rate(e)	33	%(f)	36%	24%

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The Hartford Dividend and Growth Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009		2008	2007		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.75		$23.41	$21.72		$19.30	$17.97
Investment Operations:
Net investment income (loss)	0.35		0.37	0.37		0.35	0.32
Net realized and unrealized gain (loss) on investments	1.48		(7.40)	3.02		3.18	1.53
Total from investment operations	1.83		(7.03)	3.39		3.53	1.85
Distributions:
Net investment income	(0.33)		(0.39)	(0.36)		(0.35)	(0.33)
Net realized gain on investments	—		(1.24)	(1.34)		(0.76)	(0.19)
Total distributions	(0.33)		(1.63)	(1.70)		(1.11)	(0.52)
Net asset value, end of period	$16.25		$14.75	$23.41		$21.72	$19.30
Total Return(b)	12.73%		(31.99)%	16.68	%(c)	19.15%	10.36%
Net assets at end of period (in thousands)	$746,004		$494,110	$255,138		$133,376	$114,777
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.69%		0.69%	0.69%		0.71%	0.73%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.69%		0.69%	0.69%		0.71%	0.73%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.69%		0.69%	0.69%		0.71%	0.73%
Ratio of net investment income to average net assets	2.30%		2.01%	1.72%		1.75%	1.64%
Portfolio turnover rate(e)	33	%(f)	36%	24%		29%	26%

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The Hartford Dividend and Growth Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Total return without the inclusion of the Payments from (to) Affiliate can be found in the Payments From Affiliate chart.
(d)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)

During the year ended October 31, 2009, The Hartford Dividend and Growth Fund incurred $236.4 million in sales associated with the transition of assets from The Hartford Stock Fund, which merged into the Fund on October 2, 2009. These sales are excluded from the portfolio turnover rate calculation.

(g)	I shares commenced operations on August 31, 2006.
(h)	Not annualized.
(i)	Annualized.
(j)	R3 shares commenced operations on December 22, 2006.
(k)	R4 shares commenced operations on December 22, 2006.
(l)	R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006		October 31, 2005
A	1.16%	1.08%	1.09%		1.13%		1.16%
B	1.98%	1.97%	1.95%		1.98%		2.01%
C	1.92%	1.83%	1.82%		1.86%		1.88%
I	0.85%	0.81%	0.76%		0.98	%(a)
R3	1.47%	1.50%	1.40	%(b)
R4	1.09%	1.09%	1.09	%(c)
R5	0.80%	0.79%	0.82	%(d)
Y	0.69%	0.68%	0.68%		0.70%		0.72%

(a)	Commencement of operations on August 31, 2006.
(b)	Commencement of operations on December 22, 2006.
(c)	Commencement of operations on December 22, 2006.
(d)	Commencement of operations on December 22, 2006.

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Payments from Affiliates

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007
Class A	0.03%	16.17%
Class B	0.03%	15.19%
Class C	0.03%	15.39%
Class I	0.03%	16.64%
Class Y	0.03%	16.65%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

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Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-DG10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Equity Growth Allocation Fund

Prospectus

March 1, 2010

Class	Ticker
A	HAAAX
B	HAABX
C	HAACX
I	HAAIX
R3	HAARX
R4	HAASX
R5	HAATX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD EQUITY GROWTH ALLOCATION FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5
Management fees	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—
Other expenses	0.39%	0.53%	0.38%	0.13%	0.31%	0.25%	0.19%
Acquired Fund fees and expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Total annual fund operating expenses	1.64%	2.53%	2.38%	1.13%	1.81%	1.50%	1.19%
Less: Contractual expense reimbursement(1)	0.04%	0.18%	0.03%	—	—	—	—
Net operating expenses(1)	1.60%	2.35%	2.35%	1.13%	1.81%	1.50%	1.19%

(1)   The Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.60% (Class A), 2.35% (Class B), 2.35% (Class C), 1.35% (Class I), 1.85% (Class R3), 1.55% (Class R4) and 1.25% (Class R5). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual

4

arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·      Your investment has a 5% return each year

·      The Fund’s operating expenses remain the same

·      You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$704	$1,035	$1,389	$2,384
B	$738	$1,070	$1,529	$2,634
C	$338	$740	$1,268	$2,714
I	$115	$359	$622	$1,375
R3	$184	$569	$980	$2,127
R4	$153	$474	$818	$1,791
R5	$121	$378	$654	$1,443

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$704	$1,035	$1,389	$2,384
B	$238	$770	$1,329	$2,634
C	$238	$740	$1,268	$2,714
I	$115	$359	$622	$1,375
R3	$184	$569	$980	$2,127
R4	$153	$474	$818	$1,791
R5	$121	$378	$654	$1,443

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds —the Underlying Funds— as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy. Under normal market conditions, the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”),  allocates the Fund’s investments in the Underlying Funds to achieve 100% of assets in equity funds that it believes will provide the most favorable outlook for

5

achieving the Fund’s investment goal, although this percentage may vary from time to time.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·      Assume reinvestment of all dividends and distributions

·      Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·      Shows how the Fund’s total return has varied from year to year

·      Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

6

·      Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   19.77% (2nd quarter, 2009)   Lowest  -23.12% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending 12/31/09
(including sales charges)

			Lifetime
Share Classes	1 Year	5 Years	(since 05/28/04)
Class A - Return Before Taxes	23.84%	0.15%	2.33%
- After Taxes on Distributions	23.75%	-0.67%	1.57%
- After Taxes on Distributions and Sale of Fund Shares	15.50%	-0.11%	1.77%
Share Classes (Return Before Taxes)
Class B	25.09%	0.26%	2.51%
Class C	28.95%	0.57%	2.63%
Class I	31.45%	1.54%	3.60%
Class R3	30.69%	1.14%	3.23%
Class R4	31.02%	1.32%	3.39%
Class R5	31.39%	1.50%	3.56%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	1.98%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Ed Caputo, CFA	Vice President	2007
Hugh Whelan, CFA	Managing Director	2006

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds

8

transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds —the Underlying Funds— as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy. Under normal market conditions, the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”),  allocates the Fund’s investments in the Underlying Funds to achieve 100% of assets in equity funds that it believes will provide the most favorable outlook for achieving the Fund’s investment goal, although this percentage may vary from time to time.

In seeking the Fund’s investment objective, the investment strategies of Hartford Investment Management include:

·      Allocating the Fund’s assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the Fund’s investment objective and on internally generated research.

·      Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·      Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments and others. The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2009, the Fund allocated assets to the following Underlying Funds and ETFs:

10

Domestic Equity Funds

The Hartford Capital Appreciation Fund

The Hartford Capital Appreciation II Fund

The Hartford Disciplined Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Fundamental Growth Fund

The Hartford Growth Fund

The Hartford Growth Opportunities Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund

The Hartford Small/Mid Cap Equity Fund

The Hartford Value Fund

The Hartford Value Opportunities Fund

Global and International Equity Funds

The Hartford Global Growth Fund

The Hartford Global Research Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

ETFs

Powershares DB Commodity Index Tracking Fund ETF

SPDR DJ Wilshire International Real Estate ETF

SPDR Dow Jones REIT ETF

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordmutualfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund

11

underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.

ETF Risk - An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more

12

volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”).  The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds.  Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds is  intended to be managed according to its asset allocation strategy without trading actively among the Underlying Funds or attempting to capture short-term market opportunities.  However, a fund’s asset allocation strategy or its selection of Underlying Funds may be modified if it is believed that doing so would better enable the fund to pursue its investment goal.  Other than the Checks and Balances Fund, Underlying Funds are expected to be reallocated quarterly, although they may be rebalanced more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

13

·      Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.

·      By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.

·      A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·      Rebalancing Underlying Funds may increase transaction costs.

·      Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

·      The investment allocation limitations of the Checks and Balances Fund and the Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, the Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·      Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·      Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·      Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·      Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

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Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·      If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·      The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·      Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·      Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·      Securities of foreign issuers and loans of foreign borrowers, including

·      companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·      foreign governments and agencies or instrumentalities of foreign governments

·      issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·      Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·      changes in currency rates

·      changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

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·      decreased liquidity

·      substantially less volume on foreign stock markets and other securities markets

·      higher commissions and dealer mark-ups

·      inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·      less uniform accounting, auditing and financial reporting standards

·      less publicly available information about a foreign issuer or borrower

·      less government regulation

·      unfavorable foreign tax laws

·      political or social instability or diplomatic developments in a foreign country

·      differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·      illiquidity

·      increased price volatility

·      smaller market capitalizations

·      less government regulation

·      less extensive and less frequent accounting, financial and other reporting requirements

·      Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·      less certain growth prospects

·      lower degree of liquidity in the markets for such stocks

·      thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·      limited product lines, markets or financial resources

·      dependence on a few key management personnel

·      increased susceptibility to losses and bankruptcy

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·      increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·      acquire more than 3% of the voting shares of any other investment company,

·      invest more than 5% of a fund’s total assets in securities of any one investment company, and

·      invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·      the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·      the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·      price fluctuation, resulting in a loss to the fund

·      the risk that an ETF may trade at a discount to its NAV

·      the risk that an active market for an ETF’s shares may not develop or be maintained

·      the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·      In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With

17

respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·      Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·      Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote

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of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, The Fund paid HIFSCO an effective management fee equal to 0.15% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the fund’s average daily net assets.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)   A member of the group of funds referred to as the Asset Allocation Funds

(2)   Non-diversified fund

(3)   A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)   A member of the group of funds referred to as the Target Retirement Funds

(5)   Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

23

effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·      Class Y shares are offered to institutional investors, which include, but are not limited to:

·      Certain qualified employee benefit plans and other retirement savings plans

·      Non-profit organizations, charitable trusts, foundations and endowments

·      Accounts registered to bank trust departments, trust companies, and investment companies

·      Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·      Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)   As a percentage of the Fund’s average net assets.

(2)   Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)   No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)   Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·      Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·      Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

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value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·      to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·      for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·      under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·      for retirement plans under the following circumstances:

(1)   to return excess contributions,

(2)   hardship withdrawals as defined in the plans,

(3)   under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)   to meet minimum distribution requirements under the Internal Revenue Code,

(5)   to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

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(7)   for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·      selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·      financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·      current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·      welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·      participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·      one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·      college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

32

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

33

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

34

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·      Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·      “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·      “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·      Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·      Provision of educational programs, including information and related support materials;

·      Hardware and software; and

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·      Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.     Read this prospectus carefully.

2.     Determine how much you want to invest.  The minimum initial investment is as follows:

·      Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·      Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·      Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.     Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.     Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·      On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·      By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·      In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·      By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·      On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·      By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·      By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·      By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·      IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·      403(b) — 403(b) Distribution Request Form.

·      Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·      Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·      Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·      Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·      Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·      Name, date of birth, residential address, and social security number.

·      The Fund name, share class and account number.

·      The amount of the transaction (in dollars or shares).

·      Signatures of all owners exactly as registered on the account (for mail requests).

·      Medallion signature guarantee or Signature Validation Program stamp (if required).

·      Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

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example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

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procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·      after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·      after any changes of name or address of the registered owner(s)

·      in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·      Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·      Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·      Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·      Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·      Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·      Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·      Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.  Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

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Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

53

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Index:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Return of the index is from 5/31/2004 – 12/31/2009.

54

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

55

The Hartford Equity Growth Allocation Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008(a)	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.29	$15.55	$13.21	$11.46	$10.38
Investment Operations:
Net investment income (loss)	0.08	0.01	0.03	0.02	(0.02)
Net realized and unrealized gain (loss) on investments	1.14	(5.82)	2.83	1.83	1.12
Total from investment operations	1.22	(5.81)	2.86	1.85	1.10
Distributions:
Net investment income	(0.08)	(0.55)	(0.24)	(0.09)	(0.02)
Net realized gain on investments	(0.08)	(0.90)	(0.28)	(0.01)	—
Total distributions	(0.16)	(1.45)	(0.52)	(0.10)	(0.02)
Net asset value, end of period	$9.35	$8.29	$15.55	$13.21	$11.46
Total Return(b)	15.20%	(40.92)%	22.39%	16.18%	10.60%
Net assets at end of period (in thousands)	$123,640	$113,006	$173,379	$116,198	$58,087
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.79%	0.69%	0.69%	0.79%	0.85%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.72%	0.68%	0.69%	0.72%	0.68%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.72%	0.68%	0.69%	0.72%	0.68%
Ratio of net investment income to average net assets	1.03%	0.05%	(0.06)%	(0.34)%	(0.43)%
Portfolio turnover rate(d)	26%	10%	37%	14%	9%

56

The Hartford Equity Growth Allocation Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008(a)	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.19	$15.40	$13.10	$11.37	$10.35
Investment Operations:
Net investment income (loss)	0.03	(0.09)	(0.07)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	1.13	(5.76)	2.81	1.88	1.10
Total from investment operations	1.16	(5.85)	2.74	1.76	1.02
Distributions:
Net investment income	—	(0.46)	(0.16)	(0.02)	—
Net realized gain on investments	(0.08)	(0.90)	(0.28)	(0.01)	—
Total distributions	(0.08)	(1.36)	(0.44)	(0.03)	—
Net asset value, end of period	$9.27	$8.19	$15.40	$13.10	$11.37
Total Return(b)	14.51%	(41.40)%	21.58%	15.43%	9.88%
Net assets at end of period (in thousands)	$30,159	$28,322	$47,743	$33,295	$20,155
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.68%	1.52%	1.52%	1.62%	1.64%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.34%	1.49%	1.37%	1.37%	1.33%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.34%	1.49%	1.37%	1.37%	1.33%
Ratio of net investment income to average net assets	0.41%	(0.72)%	(0.72)%	(0.93)%	(1.08)%
Portfolio turnover rate(d)	26%	10%	37%	14%	9%

57

The Hartford Equity Growth Allocation Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008(a)	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.19	$15.39	$13.10	$11.37	$10.35
Investment Operations:
Net investment income (loss)	0.04	(0.08)	(0.07)	(0.12)	(0.07)
Net realized and unrealized gain (loss) on investments	1.10	(5.76)	2.80	1.88	1.09
Total from investment operations	1.14	(5.84)	2.73	1.76	1.02
Distributions:
Net investment income	(0.02)	(0.46)	(0.16)	(0.02)	—
Net realized gain on investments	(0.08)	(0.90)	(0.28)	(0.01)	—
Total distributions	(0.10)	(1.36)	(0.44)	(0.03)	—
Net asset value, end of period	$9.23	$8.19	$15.39	$13.10	$11.37
Total Return(b)	14.33%	(41.35)%	21.50%	15.43%	9.88%
Net assets at end of period (in thousands)	$50,218	$45,209	$74,047	$51,936	$32,718
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.53%	1.43%	1.42%	1.51%	1.53%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.47%	1.43%	1.37%	1.37%	1.34%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.47%	1.43%	1.37%	1.37%	1.34%
Ratio of net investment income to average net assets	0.56%	(0.66)%	(0.72)%	(0.92)%	(1.08)%
Portfolio turnover rate(d)	26%	10%	37%	14%	9%

58

The Hartford Equity Growth Allocation Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009(a)	2008(a)	2007	2006(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.31	$15.59	$13.22	$12.59
Investment Operations:
Net investment income (loss)	0.89	(0.03)	0.19	(0.01)
Net realized and unrealized gain (loss) on investments	0.36	(5.75)	2.71	0.64
Total from investment operations	1.25	(5.78)	2.90	0.63
Distributions:
Net investment income	(0.12)	(0.60)	(0.25)	—
Net realized gain on investments	(0.08)	(0.90)	(0.28)	—
Total distributions	(0.20)	(1.50)	(0.53)	—
Net asset value, end of period	$9.36	$8.31	$15.59	$13.22
Total Return(b)	15.77%	(40.73)%	22.75%	5.00	%(f)
Net assets at end of period (in thousands)	$626	$668	$64	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.28%	0.30%	0.39%	0.71	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.28%	0.30%	0.37%	0.48	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.28%	0.30%	0.37%	0.48	%(g)
Ratio of net investment income to average net assets	9.91%	(0.29)%	(0.15)%	(0.45	)%(g)
Portfolio turnover rate(d)	26%	10%	37%	14%

59

The Hartford Equity Growth Allocation Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)	2008(a)	2007(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.25	$15.52	$13.24
Investment Operations:
Net investment income (loss)	0.06	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	1.14	(5.80)	2.33
Total from investment operations	1.20	(5.82)	2.28
Distributions:
Net investment income	(0.06)	(0.55)	—
Net realized gain on investments	(0.08)	(0.90)	—
Total distributions	(0.14)	(1.45)	—
Net asset value, end of period	$9.31	$8.25	$15.52
Total Return(b)	15.05%	(41.10)%	17.22	%(f)
Net assets at end of period (in thousands)	$933	$699	$952
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.96%	0.95%	0.97	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.96%	0.95%	0.96	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.96%	0.95%	0.96	%(g)
Ratio of net investment income to average net assets	0.76%	(0.13)%	(0.91	)%(g)
Portfolio turnover rate(d)	26%	10%	37%

60

The Hartford Equity Growth Allocation Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)	2008(a)	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.27	$15.56	$13.24
Investment Operations:
Net investment income (loss)	0.07	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	1.15	(5.74)	2.34
Total from investment operations	1.22	(5.79)	2.32
Distributions:
Net investment income	(0.09)	(0.60)	—
Net realized gain on investments	(0.08)	(0.90)	—
Total distributions	(0.17)	(1.50)	—
Net asset value, end of period	$9.32	$8.27	$15.56
Total Return(b)	15.40%	(40.92)%	17.52	%(f)
Net assets at end of period (in thousands)	$4,482	$2,389	$456
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.65%	0.64%	0.71	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.65%	0.64%	0.69	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.65%	0.64%	0.69	%(g)
Ratio of net investment income to average net assets	0.82%	(0.40)%	(0.64	)%(g)
Portfolio turnover rate(d)	26%	10%	37%

61

The Hartford Equity Growth Allocation Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)	2008(a)	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.31	$15.60	$13.24
Investment Operations:
Net investment income (loss)	0.10	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	1.15	(5.76)	2.37
Total from investment operations	1.25	(5.79)	2.36
Distributions:
Net investment income	(0.12)	(0.60)	—
Net realized gain on investments	(0.08)	(0.90)	—
Total distributions	(0.20)	(1.50)	—
Net asset value, end of period	$9.36	$8.31	$15.60
Total Return(b)	15.73%	(40.78)%	17.82	%(f)
Net assets at end of period (in thousands)	$5,704	$1,526	$77
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.34%	0.34%	0.42	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.34%	0.34%	0.38	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.34%	0.34%	0.38	%(g)
Ratio of net investment income to average net assets	1.26%	(0.26)%	(0.33	)%(g)
Portfolio turnover rate(d)	26%	10%	37%

62

The Hartford Equity Growth Allocation Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the underlying funds.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	I shares commenced operations on August 31, 2006.
(f)	Not annualized.
(g)	Annualized.
(h)	R3 shares commenced operations on December 22, 2006.
(i)	R4 shares commenced operations on December 22, 2006.
(j)	R5 shares commenced operations on December 22, 2006.

63

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

64

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-EGA10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Equity Income Fund

Prospectus

March 1, 2010

Class	Ticker
A	HQIAX
B	HQIBX
C	HQICX
I	HQIIX
R3	HQIRX
R4	HQISX
R5	HQITX
Y	HQIYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD EQUITY INCOME FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks a high level of current income consistent with growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.27%	0.45%	0.24%	0.22%	0.39%	0.22%	0.15%	0.07%
Total annual fund operating expenses	1.26%	2.19%	1.98%	0.96%	1.63%	1.21%	0.89%	0.81%
Less: Contractual expense reimbursement(1)	0.01%	0.19%	—	—	0.03%	—	—	—
Net operating expenses(1)	1.25%	2.00%	1.98%	0.96%	1.60%	1.21%	0.89%	0.81%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class A), 2.00% (Class B), 2.00% (Class C), 1.00% (Class I), 1.60% (Class R3), 1.30% (Class R4), 1.00% (Class R5) and 0.90% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28,

4

2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$670	$927	$1,203	$1,988
B	$703	$967	$1,357	$2,273
C	$301	$621	$1,068	$2,306
I	$98	$306	$531	$1,178
R3	$163	$511	$884	$1,930
R4	$123	$384	$665	$1,466
R5	$91	$284	$493	$1,096
Y	$83	$259	$450	$1,002

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$670	$927	$1,203	$1,988
B	$203	$667	$1,157	$2,273
C	$201	$621	$1,068	$2,306
I	$98	$306	$531	$1,178
R3	$163	$511	$884	$1,930
R4	$123	$384	$665	$1,466
R5	$91	$284	$493	$1,096
Y	$83	$259	$450	$1,002

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its goal by investing at least 80% of its assets in equity securities.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify securities that offer above average yields, below average valuations and the potential for dividend increases in the future.  The Fund invests primarily in equity securities of companies with market

5

capitalizations above $2 billion.  At the time of investment, every equity security in which the Fund invests must pay a dividend or be expected to pay a dividend within the next 12 months.  The Fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·      Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

6

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  14.49% (2nd quarter, 2009)   Lowest  -15.60% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending 12/31/09
(including sales charges)

			Lifetime
Share Classes	1 Year	5 Years	(since 08/28/03)
Class A - Return Before Taxes	11.85%	1.44%	4.48%
- After Taxes on Distributions	10.97%	0.41%	3.52%
- After Taxes on Distributions and Sale of Fund Shares	7.63%	0.77%	3.41%
Share Classes (Return Before Taxes)
Class B	12.48%	1.39%	4.57%
Class C	16.40%	1.84%	4.67%
Class I	18.63%	2.79%	5.58%
Class R3	18.08%	2.56%	5.55%
Class R4	18.27%	2.74%	5.70%
Class R5	18.70%	2.93%	5.86%
Class Y	18.97%	3.03%	5.93%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	4.24%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
W. Michael Reckmeyer, III, CFA	Senior Vice President and Equity Portfolio Manager	2007
Karen H. Grimes, CFA	Senior Vice President and Equity Portfolio Manager	2007
Ian R. Link, CFA	Vice President and Equity Portfolio Manager	2007

8

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A	$2,000 for all accounts except:	$50
Class C Class I	$250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs

Class B	Closed to new investments	N/A

Class R3	No minimum initial investment	None
Class R4	Offered only to employer- sponsored retirement plans
Class R5

Class Y	$1 million	None
Offered to certain institutional investors and certain employer-sponsored retirement plans

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its goal by investing at least 80% of its assets in equity securities.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify securities that offer above average yields, below average valuations and the potential for dividend increases in the future.  The Fund invests primarily in equity securities of companies with market capitalizations above $2 billion.  At the time of investment, every equity security in which the Fund invests must pay a dividend or be expected to pay a dividend within the next 12 months.  The Fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The Fund’s investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios.  Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.  The Fund uses a contrarian approach focused on longer term economic fundamentals.  The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals.  Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions.  Portfolio construction is driven primarily by security selection.  Limited consideration is given to economic analysis in establishing sector and industry weightings.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

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Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Dividend Yielding Investment Risk — A focus on dividend yielding investments significantly influences performance. High dividend yielding investments as a group can fall out of favor with the market, causing the fund to underperform funds that do not focus on dividends. The fund’s focus on dividend yielding investments may cause the fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus on dividend yielding investments. The fund’s focus on dividend yielding investments may result in the underperformance of the fund relative to broad market indices.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

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·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

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Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

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Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

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In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

15

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and

16

its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

17

THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least

18

the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for the past four years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.74% of the fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.750% of the first $500 million, 0.700% of the next $500 million, 0.650% of the next $4 billion, 0.6475% of the next $5 billion and 0.645% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

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so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)        As a percentage of the Fund’s average net assets.

(2)        Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)        No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

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value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)          after separation from service for employer sponsored retirement plans, and

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(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.            Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To:	Send Payments To:	Phone Number:
The Hartford Mutual Funds	The Hartford Mutual Funds	1-888-THE STAG (843-7824)or contact
P.O. Box 64387	P.O. Box 9140	your financial representative or plan
St. Paul, MN 55164-0387	Minneapolis, MN 55480-9140	administrator for instructions and
FAX: 888-802-0039	FAX: 888-802-0039	assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

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example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

45

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

46

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

47

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

48

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

49

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

50

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

51

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 shares performance prior to December 22, 2006 reflects Class Y shares performance and operating expenses.

Index:

The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

Return of the index is from 8/31/2003 - 12/31/2009.

52

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

53

The Hartford Equity Income Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.35	$15.16	$14.00	$12.09	$11.28
Investment Operations:
Net investment income (loss)	0.24	0.32	0.27	0.26	0.27
Net realized and unrealized gain (loss) on investments	0.41	(4.42)	1.69	1.96	0.82
Total from investment operations	0.65	(4.10)	1.96	2.22	1.09
Distributions:
Net investment income	(0.26)	(0.31)	(0.26)	(0.28)	(0.26)
Net realized gain on investments	—	(0.40)	(0.54)	(0.03)	(0.02)
Total distributions	(0.26)	(0.71)	(0.80)	(0.31)	(0.28)
Net asset value, end of period	$10.74	$10.35	$15.16	$14.00	$12.09
Total Return(b)	6.62%	(28.08)%	14.68%	18.70%	9.74%
Net assets at end of period (in thousands)	$639,106	$563,703	$758,905	$529,664	$379,604
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.26%	1.19%	1.22%	1.30%	1.34%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.25%	1.14%	1.12%	1.00%	0.51%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.25%	1.14%	1.12%	1.00%	0.51%
Ratio of net investment income to average net assets	2.51%	2.49%	1.93%	2.02%	2.41%
Portfolio turnover rate(d)	37%	53%	20%	24%	23%

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The Hartford Equity Income Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.33	$15.12	$13.97	$12.07	$11.26
Investment Operations:
Net investment income (loss)	0.18	0.21	0.16	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.40	(4.41)	1.67	1.94	0.82
Total from investment operations	0.58	(4.20)	1.83	2.10	0.99
Distributions:
Net investment income	(0.19)	(0.19)	(0.14)	(0.17)	(0.16)
Net realized gain on investments	—	(0.40)	(0.54)	(0.03)	(0.02)
Total distributions	(0.19)	(0.59)	(0.68)	(0.20)	(0.18)
Net asset value, end of period	$10.72	$10.33	$15.12	$13.97	$12.07
Total Return(b)	5.91%	(28.67)%	13.69%	17.67%	8.84%
Net assets at end of period (in thousands)	$34,086	$32,097	$52,424	$43,198	$33,989
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.19%	2.06%	2.07%	2.14%	2.18%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.92%	2.00%	1.97%	1.84%	1.38%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.92%	2.00%	1.97%	1.84%	1.38%
Ratio of net investment income to average net assets	1.86%	1.63%	1.09%	1.19%	1.53%
Portfolio turnover rate(d)	37%	53%	20%	24%	23%

55

The Hartford Equity Income Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.34	$15.14	$13.99	$12.08	$11.27
Investment Operations:
Net investment income (loss)	0.17	0.23	0.18	0.17	0.20
Net realized and unrealized gain (loss) on investments	0.41	(4.42)	1.67	1.96	0.81
Total from investment operations	0.58	(4.19)	1.85	2.13	1.01
Distributions:
Net investment income	(0.19)	(0.21)	(0.16)	(0.19)	(0.18)
Net realized gain on investments	—	(0.40)	(0.54)	(0.03)	(0.02)
Total distributions	(0.19)	(0.61)	(0.70)	(0.22)	(0.20)
Net asset value, end of period	$10.73	$10.34	$15.14	$13.99	$12.08
Total Return(b)	5.85%	(28.61)%	13.80%	17.88%	9.00%
Net assets at end of period (in thousands)	$47,708	$43,493	$72,690	$61,572	$53,435
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.98%	1.92%	1.94%	2.01%	2.03%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.98%	1.87%	1.84%	1.71%	1.23%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.98%	1.87%	1.84%	1.71%	1.23%
Ratio of net investment income to average net assets	1.79%	1.76%	1.23%	1.33%	1.70%
Portfolio turnover rate(d)	37%	53%	20%	24%	23%

56

The Hartford Equity Income Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009(a)	2008	2007	2006(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.33	$15.12	$13.99	$13.52
Investment Operations:
Net investment income (loss)	0.22	0.35	0.31	0.08
Net realized and unrealized gain (loss) on investments	0.46	(4.39)	1.69	0.46
Total from investment operations	0.68	(4.04)	2.00	0.54
Distributions:
Net investment income	(0.29)	(0.35)	(0.33)	(0.07)
Net realized gain on investments	—	(0.40)	(0.54)	—
Total distributions	(0.29)	(0.75)	(0.87)	(0.07)
Net asset value, end of period	$10.72	$10.33	$15.12	$13.99
Total Return(b)	6.98%	(27.80)%	14.96%	4.05	%(f)
Net assets at end of period (in thousands)	$5,946	$1,449	$907	$106
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap (c)	0.96%	0.90%	0.92%	1.37	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap (c)	0.96%	0.85%	0.82%	0.80	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap (c)	0.96%	0.85%	0.82%	0.80	%(g)
Ratio of net investment income to average net assets	2.28%	2.80%	2.18%	1.32	%(g)
Portfolio turnover rate(d)	37%	53%	20%	24%

57

The Hartford Equity Income Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)	2008	2007(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.39	$15.21	$13.97
Investment Operations:
Net investment income (loss)	0.15	0.27	0.17
Net realized and unrealized gain (loss) on investments	0.47	(4.41)	1.24
Total from investment operations	0.62	(4.14)	1.41
Distributions:
Net investment income	(0.23)	(0.28)	(0.17)
Net realized gain on investments	—	(0.40)	—
Total distributions	(0.23)	(0.68)	(0.17)
Net asset value, end of period	$10.78	$10.39	$15.21
Total Return(b)	6.31%	(28.26)%	10.11	%(f)
Net assets at end of period (in thousands)	$506	$78	$95
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.63%	1.55%	1.60	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.60%	1.50%	1.50	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.60%	1.50%	1.50	%(g)
Ratio of net investment income to average net assets	1.62%	2.14%	1.51	%(g)
Portfolio turnover rate(d)	37%	53%	20%

58

The Hartford Equity Income Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)	2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.40	$15.22	$13.97
Investment Operations:
Net investment income (loss)	0.18	0.32	0.23
Net realized and unrealized gain (loss) on investments	0.47	(4.43)	1.22
Total from investment operations	0.65	(4.11)	1.45
Distributions:
Net investment income	(0.27)	(0.31)	(0.20)
Net realized gain on investments	—	(0.40)	—
Total distributions	(0.27)	(0.71)	(0.20)
Net asset value, end of period	$10.78	$10.40	$15.22
Total Return(b)	6.58%	(28.03)%	10.44	%(f)
Net assets at end of period (in thousands)	$1,456	$8	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.21%	1.18%	1.28	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.21%	1.13%	1.18	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.21%	1.13%	1.18	%(g)
Ratio of net investment income to average net assets	1.84%	2.50%	1.84	%(g)
Portfolio turnover rate(d)	37%	53%	20%

59

The Hartford Equity Income Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)	2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.40	$15.22	$13.97
Investment Operations:
Net investment income (loss)	0.28	0.36	0.27
Net realized and unrealized gain (loss) on investments	0.40	(4.43)	1.21
Total from investment operations	0.68	(4.07)	1.48
Distributions:
Net investment income	(0.29)	(0.35)	(0.23)
Net realized gain on investments	—	(0.40)	—
Total distributions	(0.29)	(0.75)	(0.23)
Net asset value, end of period	$10.79	$10.40	$15.22
Total Return(b)	6.96%	(27.82)%	10.67	%(f)
Net assets at end of period (in thousands)	$8	$8	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.89%	0.90%	0.99	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.89%	0.85%	0.89	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.89%	0.85%	0.89	%(g)
Ratio of net investment income to average net assets	2.88%	2.78%	2.13	%(g)
Portfolio turnover rate(d)	37%	53%	20%

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The Hartford Equity Income Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.40	$15.23	$14.07	$12.15	$11.33
Investment Operations:
Net investment income (loss)	0.29	0.39	0.31	0.30	0.32
Net realized and unrealized gain (loss) on investments	0.42	(4.46)	1.72	1.98	0.83
Total from investment operations	0.71	(4.07)	2.03	2.28	1.15
Distributions:
Net investment income	(0.30)	(0.36)	(0.33)	(0.33)	(0.31)
Net realized gain on investments	—	(0.40)	(0.54)	(0.03)	(0.02)
Total distributions	(0.30)	(0.76)	(0.87)	(0.36)	(0.33)
Net asset value, end of period	$10.81	$10.40	$15.23	$14.07	$12.15
Total Return(b)	7.22%	(27.80)%	15.12%	19.18%	10.22%
Net assets at end of period (in thousands)	$59,703	$62,258	$130,262	$7,593	$784
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.81%	0.80%	0.83%	0.88%	0.91%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.81%	0.75%	0.73%	0.58%	0.11%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.81%	0.75%	0.73%	0.58%	0.11%
Ratio of net investment income to average net assets	3.00%	2.90%	2.30%	2.26%	2.79%
Portfolio turnover rate(d)	37%	53%	20%	24%	23%

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The Hartford Equity Income Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	I shares commenced operations on August 31, 2006.
(f)	Not annualized.
(g)	Annualized.
(h)	R3 shares commenced operations on December 22, 2006.
(i)	R4 shares commenced operations on December 22, 2006.
(j)	R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006		October 31, 2005
A	1.24%	1.14%	1.12%		1.00%		0.50%
B	1.91%	2.00%	1.96%		1.84%		1.38%
C	1.98%	1.87%	1.83%		1.70%		1.22%
I	0.96%	0.84%	0.81%		0.80	%(a)
R3	1.59%	1.50%	1.50	%(b)
R4	1.20%	1.13%	1.18	%(c)
R5	0.88%	0.84%	0.89	%(d)
Y	0.81%	0.74%	0.73%		0.57%		0.10%

(a)	Commencement of operations on August 31, 2006.
(b)	Commencement of operations on December 22, 2006.
(c)	Commencement of operations on December 22, 2006.
(d)	Commencement of operations on December 22, 2006.

62

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

The Hartford Mutual Funds

500 Bielenberg Drive

Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

63

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-EI10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Floating Rate Fund

Prospectus

March 1, 2010

Class	Ticker
A	HFLAX
B	HFLBX
C	HFLCX
I	HFLIX
R3	HFLRX
R4	HFLSX
R5	HFLTX
Y	HFLYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD FLOATING RATE FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks a high level of current income, with capital appreciation as a secondary objective.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	3.00%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.14%	0.23%	0.15%	0.13%	0.30%	0.24%	0.36%	0.07%
Total annual fund operating expenses	1.00%	1.84%	1.76%	0.74%	1.41%	1.10%	0.97%	0.68%
Less: Contractual expense reimbursement(1)	—	0.09%	0.01%	—	0.16%	0.10%	0.12%	—
Net operating expenses(1)	1.00%	1.75%	1.75%	0.74%	1.25%	1.00%	0.85%	0.68%

(1)  Hartford Investment Financial Services, LLC (“HIFSCO”) has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class B), 1.75% (Class C),  0.75% (Class I), 1.25% (Class R3), 1.00% (Class R4), 0.85% (Class R5) and 0.75% (Class Y). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  HASCO’s contractual arrangement will remain in effect until February 28,

4

2011, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$399	$609	$836	$1,488
B	$678	$870	$1,187	$1,931
C	$278	$553	$953	$2,072
I	$76	$237	$411	$918
R3	$127	$431	$756	$1,677
R4	$102	$340	$597	$1,331
R5	$87	$297	$525	$1,179
Y	$69	$218	$379	$847

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$399	$609	$836	$1,488
B	$178	$570	$987	$1,931
C	$178	$553	$953	$2,072
I	$76	$237	$411	$918
R3	$127	$431	$756	$1,677
R4	$102	$340	$597	$1,331
R5	$87	$297	$525	$1,179
Y	$69	$218	$379	$847

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the Fund’s assets are invested in below-investment-grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities selected by the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”).  The Fund normally invests primarily in interests in senior Floating Rate Loans and may invest in securities of any maturity.  The Fund may purchase second lien loans, fixed rate loans and unsecured loans and debt securities. Senior

5

Floating Rate Loans hold the most senior position in the capital structure of a business entity (“Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower.  The Fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.  Additionally, the Fund may invest up to 25% its total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of its total assets in foreign loans or securities that are denominated in a foreign currency.  The Fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value.  This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments

6

in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk — Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers.  Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

Not FDIC Insured Risk - An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

7

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest           16.00% (2nd quarter, 2009)  Lowest -24.71% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

8

Average annual total returns for periods ending 12/31/09

(including sales charges)

		Lifetime
Share Classes	1 Year	(since 04/29/05)
Class A - Return Before Taxes	39.30%	1.77%
- After Taxes on Distributions	36.64%	-0.33%
- After Taxes on Distributions and Sale of Fund Shares	25.33%	0.28%
Share Classes (Return Before Taxes)
Class B	37.40%	1.29%
Class C	41.63%	1.66%
Class I	43.96%	2.64%
Class R3	43.42%	2.39%
Class R4	43.67%	2.50%
Class R5	43.63%	2.60%
Class Y	44.12%	2.72%
Credit Suisse Leveraged Loan Index
(reflects no deduction for fees, expenses or taxes)	44.89%	3.46%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Michael Bacevich	Managing Director	2005

Frank Ossino	Senior Vice President	2007

9

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

10

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks a high level of current income, with capital appreciation as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the Fund’s assets are invested in below-investment-grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities selected by the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”).  The Fund normally invests primarily in interests in senior Floating Rate Loans and may invest in securities of any maturity.  The Fund may purchase second lien loans, fixed rate loans and unsecured loans and debt securities. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (“Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower.  The Fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.  Additionally, the Fund may invest up to 25% its total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of its total assets in foreign loans or securities that are denominated in a foreign currency.  The Fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds.  The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.

Like loans, debt securities are used to borrow money.  The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security.  Some debt securities do not pay current interest but are sold at a discount from their face values.  Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch are below investment grade.  Securities which are unrated but determined by the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as “high yield - high risk” or “junk bonds”.

11

To achieve its goal of a high level of current income, Hartford Investment Management relies on a “bottom-up,” fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions.  Hartford Investment Management’s process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team.  Hartford Investment Management also evaluates each loan’s and each security’s structural features, covenants, underlying collateral and price compared to its long-term value.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value.  This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of

12

bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk — Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers.  Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

Not FDIC Insured Risk - An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Agent Insolvency Risk - In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower’s insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

13

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

14

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

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Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

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·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

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Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Michael Bacevich, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management in 2004. Previously Mr. Bacevich was the head of the Leveraged Loan Team at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Frank Ossino, Senior Vice President of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since November 2007. Mr. Ossino joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Ossino was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan

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borrowers and portfolio management from 2002 until joining Hartford Investment Management.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.61% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.650% of the first $500 million, 0.600% of the next $4.5 billion, 0.580% of the next $5 billion and 0.570% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

1.  A member of the group of funds referred to as the Asset Allocation Funds

2.  Non-diversified fund

3.  A member of the group of funds referred to as the Hartford Fixed Income Funds

4.  A member of the group of funds referred to as the Target Retirement Funds

5.  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

23

so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$ 50,000 — $ 99,999	2.50%	2.56%	2.00%
$100,000 — $249,999	2.25%	2.30%	1.75%
$250,000 — $499,999	1.75%	1.78%	1.25%
$500,000 — $999,999	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

27

through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

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value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

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(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

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example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

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procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates

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on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y shares performance and operating expenses.

Index:

Credit Suisse Leverage Loan Index is designed to mirror the investible universe of the United States dollar-denominated leveraged loan market.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Floating Rate Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008	2007	2006	2005(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.13	$9.79	$10.11	$10.09	$10.00
Investment Operations:
Net investment income (loss)	0.42	0.55	0.66	0.62	0.22
Net realized and unrealized gain (loss) on investments	1.19	(2.68)	(0.31)	0.02	0.08
Total from investment operations	1.61	(2.13)	0.35	0.64	0.30
Distributions:
Net investment income	(0.44)	(0.53)	(0.67)	(0.62)	(0.21)
Total distributions	(0.44)	(0.53)	(0.67)	(0.62)	(0.21)
Net asset value, end of period	$8.30	$7.13	$9.79	$10.11	$10.09
Total Return(b)	23.65%	(22.71)%	3.54%	6.56%	3.06	%(c)
Net assets at end of period (in thousands)	$1,277,011	$728,882	$1,996,644	$1,500,394	$169,485
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.00%	0.99%	0.96%	0.98%	1.03	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.00%	0.99%	0.96%	0.50%	0.29	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.00%	0.99%	0.96%	0.50%	0.29	%(e)
Ratio of net investment income to average net assets	5.69%	6.02%	6.61%	6.71%	5.68	%(e)
Portfolio turnover rate(f)	55%	18%	62%	33%	15%

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The Hartford Floating Rate Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008	2007	2006	2005(g)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.13	$9.79	$10.11	$10.08	$10.00
Investment Operations:
Net investment income (loss)	0.37	0.47	0.58	0.54	0.19
Net realized and unrealized gain (loss) on investments	1.19	(2.67)	(0.31)	0.03	0.08
Total from investment operations	1.56	(2.20)	0.27	0.57	0.27
Distributions:
Net investment income	(0.39)	(0.46)	(0.59)	(0.54)	(0.19)
Total distributions	(0.39)	(0.46)	(0.59)	(0.54)	(0.19)
Net asset value, end of period	$8.30	$7.13	$9.79	$10.11	$10.08
Total Return(b)	22.60%	(23.30)%	2.72%	5.79%	2.66	%(c)
Net assets at end of period (in thousands)	$47,635	$40,440	$71,403	$42,182	$5,659
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.84%	1.81%	1.80%	1.83%	1.89	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.75%	1.75%	1.75%	1.35%	1.04	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.75%	1.75%	1.75%	1.35%	1.04	%(e)
Ratio of net investment income to average net assets	5.00%	5.23%	5.84%	5.84%	4.91	%(e)
Portfolio turnover rate(f)	55%	18%	62%	33%	15%

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The Hartford Floating Rate Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008	2007	2006	2005(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.13	$9.78	$10.11	$10.08	$10.00
Investment Operations:
Net investment income (loss)	0.36	0.47	0.59	0.55	0.18
Net realized and unrealized gain (loss) on investments	1.19	(2.66)	(0.32)	0.03	0.09
Total from investment operations	1.55	(2.19)	0.27	0.58	0.27
Distributions:
Net investment income	(0.39)	(0.46)	(0.60)	(0.55)	(0.19)
Total distributions	(0.39)	(0.46)	(0.60)	(0.55)	(0.19)
Net asset value, end of period	$8.29	$7.13	$9.78	$10.11	$10.08
Total Return(b)	22.60%	(23.24)%	2.67%	5.86%	2.67	%(c)
Net assets at end of period (in thousands)	$1,204,826	$876,501	$1,870,911	$828,910	$92,710
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.76%	1.75%	1.74%	1.77%	1.79	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.75%	1.75%	1.74%	1.28%	1.02	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.75%	1.75%	1.74%	1.28%	1.02	%(e)
Ratio of net investment income to average net assets	4.99%	5.25%	5.86%	5.93%	5.03	%(e)
Portfolio turnover rate(f)	55%	18%	62%	33%	15%

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The Hartford Floating Rate Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009	2008	2007	2006(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.13	$9.79	$10.11	$10.11
Investment Operations:
Net investment income (loss)	0.43	0.57	0.70	0.12
Net realized and unrealized gain (loss) on investments	1.21	(2.68)	(0.32)	—
Total from investment operations	1.64	(2.11)	0.38	0.12
Distributions:
Net investment income	(0.46)	(0.55)	(0.70)	(0.12)
Total distributions	(0.46)	(0.55)	(0.70)	(0.12)
Net asset value, end of period	$8.31	$7.13	$9.79	$10.11
Total Return(b)	23.93%	(22.51)%	3.84%	1.21	%(c)
Net assets at end of period (in thousands)	$594,705	$171,007	$406,906	$61,805
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.74%	0.74%	0.71%	0.74	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.74%	0.74%	0.71%	0.43	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.74%	0.74%	0.71%	0.43	%(e)
Ratio of net investment income to average net assets	5.94%	6.28%	6.88%	7.99	%(e)
Portfolio turnover rate(f)	55%	18%	62%	33%

59

The Hartford Floating Rate Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009	2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.14	$9.79	$10.09
Investment Operations:
Net investment income (loss)	0.40	0.52	0.54
Net realized and unrealized gain (loss) on investments	1.19	(2.66)	(0.31)
Total from investment operations	1.59	(2.14)	0.23
Distributions:
Net investment income	(0.42)	(0.51)	(0.53)
Total distributions	(0.42)	(0.51)	(0.53)
Net asset value, end of period	$8.31	$7.14	$9.79
Total Return(b)	23.17%	(22.80)%	2.31	%(c)
Net assets at end of period (in thousands)	$2,863	$544	$285
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.41%	1.45%	1.75	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.25%	1.25%	1.25	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.25%	1.25%	1.25	%(e)
Ratio of net investment income to average net assets	5.36%	5.63%	6.59	%(e)
Portfolio turnover rate(f)	55%	18%	62%

60

The Hartford Floating Rate Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009	2008	2007(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.13	$9.78	$10.09
Investment Operations:
Net investment income (loss)	0.42	0.54	0.56
Net realized and unrealized gain (loss) on investments	1.19	(2.66)	(0.32)
Total from investment operations	1.61	(2.12)	0.24
Distributions:
Net investment income	(0.44)	(0.53)	(0.55)
Total distributions	(0.44)	(0.53)	(0.55)
Net asset value, end of period	$8.30	$7.13	$9.78
Total Return(b)	23.50%	(22.63)%	2.42	%(c)
Net assets at end of period (in thousands)	$1,367	$515	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.10%	1.15%	1.18	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.00%	1.00%	1.00	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.00%	1.00%	1.00	%(e)
Ratio of net investment income to average net assets	5.70%	5.71%	6.58	%(e)
Portfolio turnover rate(f)	55%	18%	62%

61

The Hartford Floating Rate Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009	2008	2007(l)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.15	$9.81	$10.09
Investment Operations:
Net investment income (loss)	0.48	0.56	0.58
Net realized and unrealized gain (loss) on investments	1.12	(2.68)	(0.29)
Total from investment operations	1.60	(2.12)	0.29
Distributions:
Net investment income	(0.45)	(0.54)	(0.57)
Total distributions	(0.45)	(0.54)	(0.57)
Net asset value, end of period	$8.30	$7.15	$9.81
Total Return(b)	23.32%	(22.55)%	2.90	%(c)
Net assets at end of period (in thousands)	$26	$90	$205
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waiversand reimbursements and including expenses not subject to the cap(d)	0.97%	0.86%	0.86	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.85%	0.85%	0.85	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.85%	0.85%	0.85	%(e)
Ratio of net investment income to average net assets	5.99%	6.24%	6.81	%(e)
Portfolio turnover rate(f)	55%	18%	62%

62

The Hartford Floating Rate Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009	2008	2007	2006	2005(m)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.13	$9.78	$10.11	$10.08	$10.00
Investment Operations:
Net investment income (loss)	0.45	0.57	0.69	0.66	0.23
Net realized and unrealized gain (loss) on investments	1.17	(2.66)	(0.32)	0.02	0.08
Total from investment operations	1.62	(2.09)	0.37	0.68	0.31
Distributions:
Net investment income	(0.46)	(0.56)	(0.70)	(0.65)	(0.23)
Total distributions	(0.46)	(0.56)	(0.70)	(0.65)	(0.23)
Net asset value, end of period	$8.29	$7.13	$9.78	$10.11	$10.08
Total Return(b)	23.87%	(22.39)%	3.73%	7.00%	3.10	%(c)
Net assets at end of period (in thousands)	$87,907	$98,315	$104,762	$50,896	$10,062
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.68%	0.69%	0.68%	0.65%	0.73	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.68%	0.69%	0.68%	0.15%	0.01	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.68%	0.69%	0.68%	0.15%	0.01	%(e)
Ratio of net investment income to average net assets	6.12%	6.23%	6.92%	6.89%	6.06	%(e)
Portfolio turnover rate(f)	55%	18%	62%	33%	15%

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The Hartford Floating Rate Fund

Financial Highlights - Footnotes

(a)	A shares commenced operations on April 29, 2005.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(e)	Annualized.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	B shares commenced operations on April 29, 2005.
(h)	C shares commenced operations on April 29, 2005.
(i)	I shares commenced operations on August 31, 2006.
(j)	R3 shares commenced operations on December 22, 2006.
(k)	R4 shares commenced operations on December 22, 2006.
(l)	R5 shares commenced operations on December 22, 2006.
(m)	Y shares commenced operations on April 29, 2005.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006		October 31, 2005
A	1.00%	0.99%	0.96%		0.50%		0.29	%(a)
B	1.75%	1.75%	1.75%		1.35%		1.04	%(b)
C	1.75%	1.75%	1.74%		1.28%		1.02	%(c)
I	0.74%	0.74%	0.71%		0.43	%(d)
R3	1.25%	1.25%	1.24	%(e)
R4	1.00%	1.00%	1.00	%(f)
R5	0.85%	0.85%	0.85	%(g)
Y	0.68%	0.69%	0.68%		0.15%		0.01	%(h)

(a)	Commencement of operations on April 29, 2005.
(b)	Commencement of operations on April 29, 2005.
(c)	Commencement of operations on April 29, 2005.
(d)	Commencement of operations on August 31, 2006.
(e)	Commencement of operations on December 22, 2006.
(f)	Commencement of operations on December 22, 2006.
(g)	Commencement of operations on December 22, 2006.
(h)	Commencement of operations on April 29, 2005.

64

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-FR10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Fundamental Growth Fund

Prospectus

March 1, 2010

Class	Ticker
A	HFFAX
B	HFFBX
C	HFFCX
Y	HFFYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD FUNDAMENTAL GROWTH FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	Y
Management fees	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—
Other expenses	0.53%	0.73%	0.51%	0.19%
Total annual fund operating expenses	1.63%	2.58%	2.36%	1.04%
Less: Contractual expense reimbursement(1)	0.18%	0.38%	0.16%	—
Net operating expenses(1)	1.45%	2.20%	2.20%	1.04%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.45% (Class A), 2.20% (Class B), 2.20% (Class C) and 1.05% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$689	$1,019	$1,372	$2,362
B	$723	$1,066	$1,536	$2,654
C	$323	$721	$1,246	$2,684
Y	$106	$331	$574	$1,271

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$689	$1,019	$1,372	$2,362
B	$223	$766	$1,336	$2,654
C	$223	$721	$1,246	$2,684
Y	$106	$331	$574	$1,271

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in equity securities of large capitalization growth companies which include companies with market capitalizations similar to companies in the Russell 1000 Growth Index. The Fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities, and may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify market-leading companies in industry niches that offer high growth prospects and attractive market dynamics.

5

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Includes the Fund’s performance when it pursued a different strategy

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

6

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes would differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest 18.22% (2nd quarter, 2009)   Lowest  —25.82% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending 12/31/09
(including sales charges)

			Lifetime
Share Classes	1 Year	5 Years	(since 05/24/01)
Class A - Return Before Taxes	34.85%	1.82%	0.80%
- After Taxes on Distributions	34.85%	1.02%	0.33%
- After Taxes on Distributions and Sale of Fund Shares	22.65%	1.17%	0.46%
Share Classes (Return Before Taxes)
Class B	36.91%	1.90%	0.77%
Class C	40.75%	2.22%	0.73%
Class Y	43.24%	3.46%	1.94%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	-0.26%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since

Francis J. Boggan, CFA	Senior Vice President and Equity Portfolio Manager	2007

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred

8

arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in equity securities of large capitalization growth companies which include companies with market capitalizations similar to companies in the Russell 1000 Growth Index. The Fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities, and may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify market-leading companies in industry niches that offer high growth prospects and attractive market dynamics.

Wellington Management’s strategy is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale.  The “bottom-up” approach utilizes proprietary fundamental research to identify high-quality, proven companies with price-to-earnings valuations comparable to the company’s long-term, sustainable growth rate.  Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, growth prospects, relative valuation, balance sheet, income statement, and anticipated earnings and revenues.

As of December 31, 2009, the market capitalization of companies included in the Russell 1000 Growth Index ranged from approximately $263 million to $324 billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

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Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

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·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

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·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

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·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due

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to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

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Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Francis J. Boggan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Boggan joined Wellington Management as an investment professional in 2001.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the

17

“1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.85% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.850% of the first $500 million, 0.800% of the next $500 million, 0.750% of the next $4 billion, 0.7475% of the next $5 billion and 0.745% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)          A member of the group of funds referred to as the Asset Allocation Funds

(2)          Non-diversified fund

(3)          A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)          A member of the group of funds referred to as the Target Retirement Funds

(5)          Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

20

effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

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value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007.  Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

29

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

30

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

31

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

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example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

44

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

47

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

48

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

49

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Includes the Fund’s performance when it invested primarily, prior to March 30, 2007, in equity securities of typically 20-40 large capitalization companies.

Index:

The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

Return of the index is from 5/31/2001 — 12/31/2009.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Fundamental Growth Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.57	$13.95	$11.02		$10.26	$9.14
Investment Operations:
Net investment income (loss)	0.01	(0.01)	(0.04)		0.02	0.08
Payment from (to) Affiliate	—	—	0.04		—	—
Net realized and unrealized gain (loss) on investments	1.50	(4.85)	2.93		0.81	1.04
Total from investment operations	1.51	(4.86)	2.93		0.83	1.12
Distributions:
Net investment income	—	—	—		(0.07)	—
Net realized gain on investments	—	(1.52)	—		—	—
Total distributions	—	(1.52)	—		(0.07)	—
Net asset value, end of period	$9.08	$7.57	$13.95		$11.02	$10.26
Total Return(a)	19.95%	(38.66)%	26.59	%(b)	8.07%	12.31%
Net assets at end of period (in thousands)	$27,915	$23,989	$39,831		$40,215	$50,067
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.63%	1.48%	1.50%		1.68%	1.65%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.40%	1.45%	1.47%		1.50%	1.60%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.40%	1.45%	1.47%		1.50%	1.60%
Ratio of net investment income to average net assets	0.15%	(0.06)%	(0.30)%		0.14%	0.68%
Portfolio turnover rate(d)	113%	110%	159%		123%	112%

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The Hartford Fundamental Growth Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.18	$13.40	$10.66		$9.94	$8.92
Investment Operations:
Net investment income (loss)	(0.03)	(0.09)	(0.14)		(0.06)	(0.01)
Payment from (to) Affiliate	—	—	0.04		—	—
Net realized and unrealized gain (loss) on investments	1.41	(4.61)	2.84		0.78	1.03
Total from investment operations	1.38	(4.70)	2.74		0.72	1.02
Distributions:
Net realized gain on investments	—	(1.52)	—		—	—
Total distributions	—	(1.52)	—		—	—
Net asset value, end of period	$8.56	$7.18	$13.40		$10.66	$9.94
Total Return(a)	19.22%	(39.11)%	25.70	%(b)	7.24%	11.44%
Net assets at end of period (in thousands)	$3,943	$6,254	$12,307		$13,162	$15,156
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.58%	2.30%	2.30%		2.47%	2.45%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.95%	2.19%	2.22%		2.25%	2.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.95%	2.19%	2.22%		2.25%	2.35%
Ratio of net investment income to average net assets	(0.33)%	(0.80)%	(1.04)%		(0.61)%	(0.09)%
Portfolio turnover rate(d)	113%	110%	159%		123%	112%

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The Hartford Fundamental Growth Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.18	$13.41	$10.67		$9.94	$8.92
Investment Operations:
Net investment income (loss)	(0.05)	(0.09)	(0.13)		(0.07)	(0.01)
Payment from (to) Affiliate	—	—	0.04		—	—
Net realized and unrealized gain (loss) on investments	1.42	(4.62)	2.83		0.80	1.03
Total from investment operations	1.37	(4.71)	2.74		0.73	1.02
Distributions:
Net realized gain on investments	—	(1.52)	—		—	—
Total distributions	—	(1.52)	—		—	—
Net asset value, end of period	$8.55	$7.18	$13.41		$10.67	$9.94
Total Return(a)	19.08%	(39.16)%	25.68	%(b)	7.34%	11.44%
Net assets at end of period (in thousands)	$8,103	$8,276	$13,703		$13,065	$16,737
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.36%	2.21%	2.22%		2.39%	2.36%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.17%	2.20%	2.20%		2.25%	2.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.17%	2.20%	2.20%		2.25%	2.35%
Ratio of net investment income to average net assets	(0.61)%	(0.81)%	(1.04)%		(0.61)%	(0.05)%
Portfolio turnover rate(d)	113%	110%	159%		123%	112%

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The Hartford Fundamental Growth Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.82	$14.27	$11.22		$10.44	$9.28
Investment Operations:
Net investment income (loss)	0.05	—	0.02		0.04	0.13
Payment from (to) Affiliate	—	—	0.04		—	—
Net realized and unrealized gain (loss) on investments	1.54	(4.93)	2.99		0.85	1.06
Total from investment operations	1.59	(4.93)	3.05		0.89	1.19
Distributions:
Net investment income	—	—	—		(0.11)	(0.03)
Net realized gain on investments	—	(1.52)	—		—	—
Total distributions	—	(1.52)	—		(0.11)	(0.03)
Net asset value, end of period	$9.41	$7.82	$14.27		$11.22	$10.44
Total Return(a)	20.34%	(38.24)%	27.18	%(b)	8.57%	12.86%
Net assets at end of period (in thousands)	$14,000	$10,872	$390		$487	$473
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.04%	0.96%	1.02%		1.18%	1.16%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.04%	0.96%	1.02%		1.07%	1.16%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.04%	0.96%	1.02%		1.07%	1.16%
Ratio of net investment income to average net assets	0.56%	0.36%	0.17%		0.56%	1.27%
Portfolio turnover rate(d)	113%	110%	159%		123%	112%

56

57

The Hartford Fundamental Growth Fund

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(b)	Total return without the inclusion of the Payments from (to) Affiliate can be found in the Payments From Affiliate chart.
(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
A	1.39%	1.45%	1.47%	1.48%	1.57%
B	1.95%	2.18%	2.22%	2.23%	2.32%
C	2.17%	2.20%	2.20%	2.23%	2.32%
Y	1.03%	0.96%	1.02%	1.05%	1.13%

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Payments from Affiliates

The total return in the financial highlights includes payment from affiliates.  Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007
Class A	0.28%	26.24%
Class B	0.29%	25.34%
Class C	0.29%	25.32%
Class Y	0.28%	26.83%

59

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

60

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-FG10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Global Enhanced Dividend Fund

Prospectus

March 1, 2010

Class	Ticker
A	N/A
B	N/A
C	N/A
I	N/A
R3	N/A
R4	N/A
R5	N/A
Y	N/A

The Fund is currently closed to new investors

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

SUMMARY SECTION

INVESTMENT GOAL.  The Fund seeks a high level of current income.  Capital appreciation is a secondary objective.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	C	I	R3	R4	R5	Y
Management fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	—	0.50%	0.25%	—	—
Other expenses
Interest expense	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
All other expenses	0.63%	0.63%	0.63%	0.83%	0.78%	0.73%	0.63%
Total other expenses	1.08%	1.08%	1.08%	1.28%	1.23%	1.18%	1.08%
Total annual fund operating expenses	2.33%	3.08%	2.08%	2.78%	2.48%	2.18%	2.08%
Less: Contractual expense reimbursement(1)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net operating expenses(1)	1.33%	2.08%	1.08%	1.78%	1.48%	1.18%	1.08%

*                 The fund’s prime broker charges certain service fees in connection with the administration of the fund’s short positions.  This amount also includes payments to lenders as substitute dividends on securities borrowed (“dividend expense”).  Dividend expenses will vary based on dividends paid by the securities the fund sells short.

4

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has voluntarily agreed to limit the total operating expenses of the Fund (exclusive of taxes, interest expense, dividend expense, short sales program expenses, brokerage commissions, acquired fund fees and extraordinary expenses) to the extent necessary to maintain total annual operating expenses as follows: 1.60% (Class A), 2.35% (Class C), 1.35% (Class I), 1.85% (Class R3), 1.60% (Class R4), 1.35% (Class R5) and 1.25% (Class Y).  This policy may be discontinued at any time. In addition, Hartford Administrative Services Company (“HASCO”), the fund’s transfer agent, has agreed under a voluntary  undertaking to waive any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes.  This undertaking may be amended or withdrawn at any time.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$678	$1,147	$1,641	$2,997
C	$311	$857	$1,529	$3,323
I	$110	$555	$1,027	$2,331
R3	$181	$768	$1,381	$3,036
R4	$151	$677	$1,230	$2,741
R5	$120	$586	$1,078	$2,435
Y	$110	$555	$1,027	$2,331

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$678	$1,147	$1,641	$2,997
C	$211	$857	$1,529	$3,323
I	$110	$555	$1,027	$2,331
R3	$181	$768	$1,381	$3,036
R4	$151	$677	$1,230	$2,741
R5	$120	$586	$1,078	$2,435
Y	$110	$555	$1,027	$2,331

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by taking long and short positions in domestic equity securities and foreign equity securities listed on U.S. exchanges, which can include American Depositary Receipts or

5

“ADRs”. Dividend yield is a primary consideration in selecting stocks.  Under normal circumstances, the Fund invests at least 80% of its assets in dividend paying equity securities. The Fund will focus its investments on companies with market capitalizations similar to the Russell 3000 Index and a diverse selection of ADRs available across countries and sectors.  Under normal market conditions, the Fund’s investments in foreign companies will range from 40% to 70% of the Fund’s net assets (including investments in emerging market countries). The Fund will take long positions in equity securities that the sub-adviser, Hartford Investment Management (“Hartford Investment Management”), believes offer the potential for above average dividend yields and for attractive returns.  The Fund will sell short equity securities that Hartford Investment Management believes offer the potential for a below average dividend yield and which are likely to underperform.  The Fund will generally hold long positions equal to approximately 140% of the Fund’s net assets and short positions equal to approximately 40% of the Fund’s net assets.  However, the long and short positions held by the Fund may change as market conditions change. The Fund’s long positions may range from 100% to 150% of the Fund’s net assets and its short positions may range from 0% to 50% of its net assets.  The Fund seeks to enhance yield by using the proceeds from short sales to purchase additional equity securities that provide an above average dividend yield.  The Fund may engage in frequent and active trading of equity securities to achieve its investment objective.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

ADRs Risk — American Depositary Receipts, or ADRs are subject to the same risks as investments in foreign securities. Also, if there is a rise in demand for the ADR’s underlying security and it becomes less available to the market, the price of the ADR may rise, causing the fund to pay a premium in order to obtain the desired ADR. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the ADR.

Dividend Yielding Investment Risk — A focus on dividend yielding investments significantly influences performance. High dividend yielding investments as a group can fall out of favor with the market, causing the fund to underperform funds that do not focus on dividends. The fund’s focus on dividend yielding investments may cause the fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus on dividend yielding investments. The fund’s focus on dividend yielding investments may result in the underperformance of the fund relative to broad market indices.

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Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Short Sales and Leverage Risk - In a short sale, the fund sells a borrowed security.  After selling the borrowed security, the fund is obligated to “cover” the short sale by purchasing and returning the security to the lender. If a security sold short increases in price, the seller may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.  The fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the fund may be unable to implement its investment strategy due to, among other reasons, the lack of available stocks.

By investing the proceeds received from selling securities short, the fund is employing a form of leverage. The use of leverage may increase the fund’s exposure to long equity positions and make any change in the fund’s NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the fund will leverage its portfolio, or if it does, that the fund’s leveraging strategy will be successful. The fund cannot guarantee that the use of leverage will produce a higher return on an investment, and the use of short sales may result in the underperformance of the fund relative to broad market indices.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Past Performance.  The performance information below indicates the risks of investing in the Fund.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Returns for the Fund’s other classes would have been substantially similar to those shown for the Fund’s Class A shares because all of the Fund’s shares are invested in the same portfolio of

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securities, and would have differed only to the extent that the classes do not have the same expenses

The Fund is currently not offered to the public and does not process subscriptions and redemptions at this time.  Had the Fund been offered to the public upon commencement of operations, performance may have been lower.

Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutual funds.com.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest                                     18.47% (2nd quarter, 2009)   Lowest  -20.54% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average annual total returns for periods ending 12/31/09
(including sales charges)

		Lifetime
Share Classes	1 Year	(since 11/30/07)
Class A - Return Before Taxes	10.83%	-14.14%
- After Taxes on Distributions	8.63%	-16.08%
- After Taxes on Distributions and Sale of Fund Shares	6.87%	-8.85%
Share Classes (Return Before Taxes)
Class C	15.44%	-12.40%
Class I	17.37%	-11.57%
Class R3	16.78%	-12.16%
Class R4	17.11%	-11.91%
Class R5	17.45%	-11.66%
Class Y	17.37%	-11.57%
MSCI World Value Index (reflects no deduction for fees, expenses or taxes)	27.70%	-12.66%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Paul Bukowski, CFA	Senior Vice President	2007
Hugh Whelan, CFA	Managing Director	2007

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PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL.  The Fund seeks a high level of current income.  Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by taking long and short positions in domestic equity securities and foreign equity securities listed on U.S. exchanges, which can include American Depositary Receipts or “ADRs”. Dividend yield is a primary consideration in selecting stocks.  Under normal circumstances, the Fund invests at least 80% of its assets in dividend paying equity securities. The Fund will focus its investments on companies with market capitalizations similar to the Russell 3000 Index and a diverse selection of ADRs available across countries and sectors.  Under normal market conditions, the Fund’s investments in foreign companies will range from 40% to 70% of the Fund’s net assets (including investments in emerging market countries). The Fund will take long positions in equity securities that the sub-adviser, Hartford Investment Management (“Hartford Investment Management”), believes offer the potential for above average dividend yields and for attractive returns.  The Fund will sell short equity securities that Hartford Investment Management believes offer the potential for a below average dividend yield and which are likely to underperform.  The Fund will generally hold long positions equal to approximately 140% of the Fund’s net assets and short positions equal to approximately 40% of the Fund’s net assets.  However, the long and short positions held by the Fund may change as market conditions change. The Fund’s long positions may range from 100% to 150% of the Fund’s net assets and its short positions may range from 0% to 50% of its net assets.  The Fund seeks to enhance yield by using the proceeds from short sales to purchase additional equity securities that provide an above average dividend yield.  The Fund may engage in frequent and active trading of equity securities to achieve its investment objective.

When the Fund takes a long position, it purchases an equity security outright.  When the Fund takes a short position, it sells at the current market price an equity security that it does not own but has borrowed in anticipation that the market price of the equity security will decline.  To complete, or close out, the short sale transaction, the Fund purchases the same equity security in the market and returns it to the lender.  The Fund makes money when the market price of the borrowed equity security goes down and the Fund is able to replace it for less than the Fund earned by selling the equity security short.  Conversely, if the price of the equity security goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed equity security than the Fund received when it sold the equity security short.

The Fund may take long and short positions in domestic equity securities and foreign equity securities listed on U.S. exchanges, which can include “ADRs”. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank.  ADRs are traded on a U.S. securities exchange, or on an over-the-counter market, and are denominated in U.S. dollars.

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As of December 31, 2009, the market capitalization of companies within the Russell 3000 Index ranged from approximately $13 million to $324 billion.

Dividend yield is a primary consideration in selecting stocks.  In addition to yield, Hartford Investment Management also uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.  These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality.  The fundamentals used may vary by industry sector.  Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

ADRs Risk — American Depositary Receipts, or ADRs are subject to the same risks as investments in foreign securities. Also, if there is a rise in demand for the ADR’s underlying security and it becomes less available to the market, the price of the ADR may rise, causing the fund to pay a premium in order to obtain the desired ADR. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the ADR.

Dividend Yielding Investment Risk — A focus on dividend yielding investments significantly influences performance. High dividend yielding investments as a group can fall out of favor with the market, causing the fund to underperform funds that do not focus on dividends. The fund’s focus on dividend yielding investments may cause the fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus on dividend yielding investments. The fund’s focus on dividend yielding investments may result in the underperformance of the fund relative to broad market indices.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

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Short Sales and Leverage Risk - In a short sale, the fund sells a borrowed security.  After selling the borrowed security, the fund is obligated to “cover” the short sale by purchasing and returning the security to the lender. If a security sold short increases in price, the seller may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.  The fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the fund may be unable to implement its investment strategy due to, among other reasons, the lack of available stocks.

By investing the proceeds received from selling securities short, the fund is employing a form of leverage. The use of leverage may increase the fund’s exposure to long equity positions and make any change in the fund’s NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the fund will leverage its portfolio, or if it does, that the fund’s leveraging strategy will be successful. The fund cannot guarantee that the use of leverage will produce a higher return on an investment, and the use of short sales may result in the underperformance of the fund relative to broad market indices.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies,

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interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Use of Short Sales

In a short sale, Global Enhanced Dividend Fund sells a borrowed security (typically from a broker or other institution).  The use of short sales is subject to the following risks:

·                  The fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

·                  If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  Such loss is theoretically unlimited.

·                  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve the following potential additional costs:

·                  repayment to the lender of any dividends or interest that accrue while the loan is outstanding

·                  premiums

·                  transaction costs.

In addition, until the fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the

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fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The fund may take a short position in a security at the same time that other accounts managed by the fund’s sub-adviser take a long position in the same security, or vice versa. In addition, the fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an exchange traded fund (“ETF”) which includes such particular equity security as a constituent. These and other transactions undertaken on behalf of other accounts managed by the fund’s sub-adviser may adversely impact the fund. Transactions on behalf of other accounts managed by the fund’s sub-adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the fund.

The SEC and financial industry regulatory authorities in other countries have in the past imposed temporary prohibitions and restrictions on certain types of short sale transactions.  These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the sub-adviser to sell securities short on behalf of a fund.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

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·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

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·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

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·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it

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invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Paul Bukowski, CFA, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception.  Mr. Bukowski joined Hartford Investment Management in 2005.  Before joining Hartford Investment Management, he was a senior quantitative portfolio analyst for ING’s large-cap growth strategy (2004-2005).  Prior to 2004, Mr. Bukowski was with Callard & Ogden Investment Management where he managed several core and growth portfolios and was responsible for quantitative research.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in

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2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, The Fund paid HIFSCO an effective management fee equal to 0.00% of the fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 1.00% of the first $500 million, 0.95% of the next $500 million, 0.90% of the next $4 billion, 0.88% of the next $5 billion and 0.87% in excess of $10 billion annually of the Fund’s average daily net assets.

EXPENSE CAPS AND WAIVERS.  The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.”

HIFSCO has agreed to waive 100% of the management fee through February 28, 2011.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select MidCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Enhanced Dividend Fund(6)	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X		X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)          A member of the group of funds referred to as the Asset Allocation Funds

(2)          Non-diversified fund

(3)          A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)          A member of the group of funds referred to as the Target Retirement Funds

(5)          Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments.

(6)          The Fund is currently closed to new investors.

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

23

so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

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Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

27

through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

28

value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

29

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

30

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B.  Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

45

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

46

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

47

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your  shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

48

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

49

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

50

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

52

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Index:

The Morgan Stanley Capital International World Value Index (“MSCI World Value Index”) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

54

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009 and October 31, 2008 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Global Enhanced Dividend Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.34	$10.00
Investment Operations:
Net investment income (loss)	0.35	0.74
Net realized and unrealized gain (loss) on investments	0.09	(3.84)
Total from investment operations	0.44	(3.10)
Distributions:
Net investment income	(0.36)	(0.56)
Total distributions	(0.36)	(0.56)
Net asset value, end of period	$6.42	$6.34
Total Return(b)	7.90%	(32.37	)%(c)
Net assets at end of period (in thousands)	$5,767	$5,343
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	2.33%	2.09	%(d)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.33%	1.09	%(d)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.88%	0.58	%(d)
Ratio of net investment income to average net assets	6.21%	9.20	%(d)
Portfolio turnover rate(e)	46%	70%

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The Hartford Global Enhanced Dividend Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.33	$10.00
Investment Operations:
Net investment income (loss)	0.31	0.68
Net realized and unrealized gain (loss) on investments	0.09	(3.84)
Total from investment operations	0.40	(3.16)
Distributions:
Net investment income	(0.32)	(0.51)
Total distributions	(0.32)	(0.51)
Net asset value, end of period	$6.41	$6.33
Total Return(b)	7.12%	(32.86	)%(c)
Net assets at end of period (in thousands)	$216	$202
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(g)	3.08%	2.84	%(d)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(g)	2.08%	1.84	%(d)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(g)	1.63%	1.33	%(d)
Ratio of net investment income to average net assets	5.46%	8.45	%(d)
Portfolio turnover rate(e)	46%	70%

57

The Hartford Global Enhanced Dividend Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009	2008(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.34	$10.00
Investment Operations:
Net investment income (loss)	0.36	0.76
Net realized and unrealized gain (loss) on investments	0.11	(3.84)
Total from investment operations	0.47	(3.08)
Distributions:
Net investment income	(0.38)	(0.58)
Total distributions	(0.38)	(0.58)
Net asset value, end of period	$6.43	$6.34
Total Return(b)	8.33%	(32.24	)%(c)
Net assets at end of period (in thousands)	$220	$203
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(g)	2.08%	1.84	%(d)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(g)	1.08%	0.84	%(d)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(g)	0.63%	0.33	%(d)
Ratio of net investment income to average net assets	6.45%	9.45	%(d)
Portfolio turnover rate(e)	46%	70%

58

The Hartford Global Enhanced Dividend Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009	2008(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.34	$10.00
Investment Operations:
Net investment income (loss)	0.32	0.71
Net realized and unrealized gain (loss) on investments	0.10	(3.84)
Total from investment operations	0.42	(3.13)
Distributions:
Net investment income	(0.34)	(0.53)
Total distributions	(0.34)	(0.53)
Net asset value, end of period	$6.42	$6.34
Total Return(b)	7.42%	(32.60	)%(c)
Net assets at end of period (in thousands)	$217	$202
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(g)	2.78%	2.54	%(d)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(g)	1.78%	1.54	%(d)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(g)	1.33%	1.03	%(d)
Ratio of net investment income to average net assets	5.76%	8.75	%(d)
Portfolio turnover rate(e)	46%	70%

59

The Hartford Global Enhanced Dividend Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009	2008(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.34	$10.00
Investment Operations:
Net investment income (loss)	0.34	0.73
Net realized and unrealized gain (loss) on investments	0.09	(3.84)
Total from investment operations	0.43	(3.11)
Distributions:
Net investment income	(0.35)	(0.55)
Total distributions	(0.35)	(0.55)
Net asset value, end of period	$6.42	$6.34
Total Return(b)	7.74%	(32.44	)%(c)
Net assets at end of period (in thousands)	$218	$203
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(g)	2.48%	2.24	%(d)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(g)	1.48%	1.24	%(d)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(g)	1.03%	0.73	%(d)
Ratio of net investment income to average net assets	6.06%	9.05	%(d)
Portfolio turnover rate(e)	46%	70%

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The Hartford Global Enhanced Dividend Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009	2008(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.34	$10.00
Investment Operations:
Net investment income (loss)	0.36	0.75
Net realized and unrealized gain (loss) on investments	0.10	(3.84)
Total from investment operations	0.46	(3.09)
Distributions:
Net investment income	(0.37)	(0.57)
Total distributions	(0.37)	(0.57)
Net asset value, end of period	$6.43	$6.34
Total Return(b)	8.22%	(32.29	)%(c)
Net assets at end of period (in thousands)	$220	$203
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(g)	2.18%	1.94	%(d)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(g)	1.18%	0.94	%(d)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(g)	0.73%	0.43	%(d)
Ratio of net investment income to average net assets	6.35%	9.35	%(d)
Portfolio turnover rate(e)	46%	70%

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The Hartford Global Enhanced Dividend Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009	2008(l)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.34	$10.00
Investment Operations:
Net investment income (loss)	0.36	0.76
Net realized and unrealized gain (loss) on investments	0.11	(3.84)
Total from investment operations	0.47	(3.08	.
Distributions:
Net investment income	(0.38)	(0.58)
Total distributions	(0.38)	(0.58)
Net asset value, end of period	$6.43	$6.34
Total Return(b)	8.33%	(32.24	)%(c)
Net assets at end of period (in thousands)	$220	$203
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(g)	2.08%	1.84	%(d)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(g)	1.08%	0.84	%(d)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(g)	0.63%	0.33	%(d)
Ratio of net investment income to average net assets	6.45%	9.45	%(d)
Portfolio turnover rate(e)	46%	70%

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The Hartford Global Enhanced Dividend Fund

Financial Highlights - Footnotes

(a)	A shares commenced operations on November 30, 2007.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	C shares commenced operations on November 30, 2007.
(g)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(h)	I shares commenced operations on November 30, 2007.
(i)	R3 shares commenced operations on November 30, 2007.
(j)	R4 shares commenced operations on November 30, 2007.
(k)	R5 shares commenced operations on November 30, 2007.
(l)	Y shares commenced operations on November 30, 2007.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008
A	0.88%	0.58	%(a)
C	1.63%	1.33	%(b)
I	0.63%	0.33	%(c)
R3	1.33%	1.03	%(d)
R4	1.03%	0.73	%(e)
R5	0.73%	0.43	%(f)
Y	0.63%	0.33	%(g)

(a)	Commencement of operations on November 30, 2007.
(b)	Commencement of operations on November 30, 2007.
(c)	Commencement of operations on November 30, 2007.
(d)	Commencement of operations on November 30, 2007.
(e)	Commencement of operations on November 30, 2007.
(f)	Commencement of operations on November 30, 2007.
(g)	Commencement of operations on November 30, 2007.

63

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

64

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc.  811-07589

The Hartford Mutual Funds II, Inc.  811-00558

THE HARTFORD MUTUAL FUNDS

The Hartford Global Growth Fund

Prospectus

March 1, 2010

Class	Ticker
A	HALAX
B	HGLBX
C	HGLCX
R3	HALRX
R4	HALSX
R5	HALTX
Y	HGLYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD GLOBAL GROWTH FUND

SUMMARY SECTION

INVESTMENT GOAL.  The Fund seeks growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	R3	R4	R5	Y
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	0.25%	—	—
Other expenses	0.73%	1.05%	0.60%	0.47%	0.27%	0.20%	0.09%
Total annual fund operating expenses	1.83%	2.90%	2.45%	1.82%	1.37%	1.05%	0.94%
Less: Contractual expense reimbursement(1)	0.35%	0.67%	0.22%	0.09%	—	—	—
Net operating expenses(1)	1.48%	2.23%	2.23%	1.73%	1.37%	1.05%	0.94%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.48% (Class A), 2.23% (Class B), 2.23% (Class C), 1.73% (Class R3), 1.43% (Class R4), 1.13% (Class R5) and 1.13% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$692	$1,062	$1,455	$2,553
B	$726	$1,135	$1,669	$2,921
C	$326	$743	$1,286	$2,770
R3	$176	$564	$977	$2,130
R4	$139	$434	$750	$1,646
R5	$107	$334	$579	$1,283
Y	$96	$300	$520	$1,155

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$692	$1,062	$1,455	$2,553
B	$226	$835	$1,469	$2,921
C	$226	$743	$1,286	$2,770
R3	$176	$564	$977	$2,130
R4	$139	$434	$750	$1,646
R5	$107	$334	$579	$1,283
Y	$96	$300	$520	$1,155

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies.  Under normal market and economic conditions, the Fund invests at least 65% of its total assets in common stocks of growth companies located worldwide and will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States; however, the Fund has no limit on the amount of assets that may be invested in each country.  The Fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations greater than $2 billion.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both

5

U.S. and foreign markets.  The Fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to select securities for the Fund.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow

6

product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  20.63% (2nd quarter, 2003)  Lowest -26.93% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

7

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

Share Classes	1 Year	5 Years	10 Years
Class A - Return Before Taxes	27.42%	-2.90%	-1.73%
- After Taxes on Distributions	27.29%	-3.61%	-2.15%
- After Taxes on Distributions and Sale of Fund Shares	17.82%	-2.46%	-1.49%
Share Classes (Return Before Taxes)
Class B	29.06%	-2.76%	-1.76%
Class C	32.62%	-2.54%	-1.88%
Class R3	34.30%	-1.76%	-0.89%
Class R4	34.64%	-1.65%	-0.83%
Class R5	35.10%	-1.42%	-0.71%
Class Y	35.16%	-1.34%	-0.67%
MSCI World Growth Index (reflects no deduction for fees, expenses or taxes)	33.85%	2.90%	-2.23%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Matthew D. Hudson, CFA	Vice President and Equity Portfolio Manager	2006
Jean-Marc Berteaux	Senior Vice President and Equity Portfolio Manager	2001

8

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL.  The Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The Fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies.  Under normal market and economic conditions, the Fund invests at least 65% of its total assets in common stocks of growth companies located worldwide and will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States; however, the Fund has no limit on the amount of assets that may be invested in each country.  The Fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations greater than $2 billion.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.  The Fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to select securities for the Fund.

The Fund’s investment process emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

10

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and

11

thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

12

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure – Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have

13

an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

14

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

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About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2007 and has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past five years.  Mr. Hudson joined Wellington Management as an investment professional in 2005.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and

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securities analysis for the fund since 2001.  Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.85% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.850% of the first $500 million, 0.750% of the next $500 million, 0.700% of the next $4 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares – Class A and Class C shares have no eligibility requirements.

Class B Shares – Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

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effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares – You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares – Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·      Class Y shares are offered to institutional investors, which include, but are not limited to:

·      Certain qualified employee benefit plans and other retirement savings plans

·      Non-profit organizations, charitable trusts, foundations and endowments

·      Accounts registered to bank trust departments, trust companies, and investment companies

·      Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·      Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)   As a percentage of the Fund’s average net assets.

(2)   Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)   No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)   Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

24

through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers – Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·      Accumulation Privilege – lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·      Letter Of Intent – lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

25

value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·      to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·      for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·      under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·      for retirement plans under the following circumstances:

(1)   to return excess contributions,

(2)   hardship withdrawals as defined in the plans,

(3)   under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)   to meet minimum distribution requirements under the Internal Revenue Code,

(5)   to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)   after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

27

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans – Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

29

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

30

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

31

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

34

James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.             Read this prospectus carefully.

2.             Determine how much you want to invest.  The minimum initial investment is as follows:

·                 Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                 Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                 Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.             Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.             Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                 On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                 By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                 By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                 On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                 By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                 By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

39

are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                 IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                 403(b) — 403(b) Distribution Request Form.

·                 Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                 Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                 Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                 Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                 Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

41

the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                 Name, date of birth, residential address, and social security number.

·                 The Fund name, share class and account number.

·                 The amount of the transaction (in dollars or shares).

·                 Signatures of all owners exactly as registered on the account (for mail requests).

·                 Medallion signature guarantee or Signature Validation Program stamp (if required).

·                 Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

43

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

44

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                 after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                 after any changes of name or address of the registered owner(s)

·                 in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                 Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                 Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                 Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                 Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                 Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                 Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                 Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

49

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y shares performance and operating expenses.

Index:

The MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Global Growth Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008(a)	2007		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.50	$24.97	$19.35		$16.80	$16.49
Investment Operations:
Net investment income (loss)	0.04	(0.03)	(0.14)		(0.05)	0.08
Payment from (to) Affiliate	—	—	0.05		—	—
Net realized and unrealized gain (loss) on investments	1.99	(11.78)	6.69		2.81	0.23
Total from investment operations	2.03	(11.81)	6.60		2.76	0.31
Distributions:
Net investment income	—	—	—		(0.02)	—
Net realized gain on investments	—	(2.66)	(0.98)		(0.19)	—
Total distributions	—	(2.66)	(0.98)		(0.21)	—
Net asset value, end of period	$12.53	$10.50	$24.97		$19.35	$16.80
Total Return(b)	19.33%	(52.57)%	35.85	%(c)	16.58%	1.88%
Net assets at end of period (in thousands)	$234,971	$212,910	$492,466		$417,840	$419,648
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.83%	1.49%	1.48%		1.53%	1.58%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.13%	1.43%	1.48%		1.48%	1.48%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.13%	1.43%	1.48%		1.48%	1.48%
Ratio of net investment income to average net assets	0.38%	(0.18)%	(0.62)%		(0.25)%	0.41%
Portfolio turnover rate(e)	82%	82%	85%		125%	270%

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The Hartford Global Growth Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008(a)	2007		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.64	$23.27	$18.23		$15.93	$15.77
Investment Operations:
Net investment income (loss)	—	(0.14)	(0.32)		(0.17)	(0.08)
Payment from (to) Affiliate	—	—	0.06		—	—
Net realized and unrealized gain (loss) on investments	1.82	(10.83)	6.28		2.66	0.24
Total from investment operations	1.82	(10.97)	6.02		2.49	0.16
Distributions:
Net realized gain on investments	—	(2.66)	(0.98)		(0.19)	—
Total distributions	—	(2.66)	(0.98)		(0.19)	—
Net asset value, end of period	$11.46	$9.64	$23.27		$18.23	$15.93
Total Return(b)	18.88%	(52.83)%	34.81	%(c)	15.80%	1.02%
Net assets at end of period (in thousands)	$18,333	$23,614	$78,931		$74,805	$78,986
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.90%	2.42%	2.40%		2.44%	2.51%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.57%	2.01%	2.19%		2.18%	2.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.57%	2.01%	2.19%		2.18%	2.35%
Ratio of net investment income to average net assets	(0.05)%	(0.79)%	(1.33)%		(0.95)%	(0.45)%
Portfolio turnover rate(e)	82%	82%	85%		125%	270%

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The Hartford Global Growth Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008(a)	2007		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.68	$23.40	$18.31		$16.01	$15.84
Investment Operations:
Net investment income (loss)	(0.05)	(0.16)	(0.28)		(0.17)	(0.06)
Payment from (to) Affiliate	—	—	0.05		—	—
Net realized and unrealized gain (loss) on investments	1.82	(10.90)	6.30		2.66	0.23
Total from investment operations	1.77	(11.06)	6.07		2.49	0.17
Distributions:
Net realized gain on investments	—	(2.66)	(0.98)		(0.19)	—
Total distributions	—	(2.66)	(0.98)		(0.19)	—
Net asset value, end of period	$11.45	$9.68	$23.40		$18.31	$16.01
Total Return(b)	18.29%	(52.94)%	34.94	%(c)	15.72%	1.07%
Net assets at end of period (in thousands)	$27,064	$30,334	$75,742		$66,121	$71,623
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.45%	2.16%	2.15%		2.20%	2.25%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	2.01%	2.16%	2.15%		2.20%	2.25%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	2.01%	2.16%	2.15%		2.20%	2.25%
Ratio of net investment income to average net assets	(0.49)%	(0.92)%	(1.29)%		(0.98)%	(0.34)%
Portfolio turnover rate(e)	82%	82%	85%		125%	270%

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The Hartford Global Growth Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009	2008(a)	2007(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.97	$26.02	$20.00
Investment Operations:
Net investment income (loss)	(0.02)	(0.08)	(0.14)
Net realized and unrealized gain (loss) on investments	2.09	(12.31)	6.16
Total from investment operations	2.07	(12.39)	6.02
Distributions:
Net realized gain on investments	—	(2.66)	—
Total distributions	—	(2.66)	—
Net asset value, end of period	$13.04	$10.97	$26.02
Total Return(b)	18.87%	(52.69)%	30.10	%(g)
Net assets at end of period (in thousands)	$113	$10	$13
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.82%	1.88%	1.65	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.73%	1.73%	1.65	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.73%	1.73%	1.65	%(h)
Ratio of net investment income to average net assets	(0.41)%	(0.42)%	(0.78	)%(h)
Portfolio turnover rate(e)	82%	82%	85%

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The Hartford Global Growth Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009	2008(a)	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.01	$26.09	$20.00
Investment Operations:
Net investment income (loss)	0.01	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	2.09	(12.37)	6.18
Total from investment operations	2.10	(12.42)	6.09
Distributions:
Net realized gain on investments	—	(2.66)	—
Total distributions	—	(2.66)	—
Net asset value, end of period	$13.11	$11.01	$26.09
Total Return(b)	19.07%	(52.66)%	30.45	%(g)
Net assets at end of period (in thousands)	$59	$7	$13
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.37%	1.58%	1.34	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.37%	1.43%	1.34	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.37%	1.43%	1.34	%(h)
Ratio of net investment income to average net assets	0.16%	(0.57)%	(0.47	)%(h)
Portfolio turnover rate(e)	82%	82%	85%

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The Hartford Global Growth Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009	2008(a)	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.10	$26.15	$20.00
Investment Operations:
Net investment income (loss)	0.05	0.05	(0.03)
Net realized and unrealized gain (loss) on investments	2.11	(12.44)	6.18
Total from investment operations	2.16	(12.39)	6.15
Distributions:
Net realized gain on investments	—	(2.66)	—
Total distributions	—	(2.66)	—
Net asset value, end of period	$13.26	$11.10	$26.15
Total Return(b)	19.46%	(52.40)%	30.75	%(g)
Net assets at end of period (in thousands)	$7	$12	$13
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.05%	1.06%	1.05	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.05%	1.06%	1.05	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.05%	1.06%	1.05	%(h)
Ratio of net investment income to average net assets	0.46%	0.26%	(0.17	)%(h)
Portfolio turnover rate(e)	82%	82%	85%

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The Hartford Global Growth Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009	2008(a)	2007		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.14	$26.19	$20.14		$17.46	$17.06
Investment Operations:
Net investment income (loss)	0.07	0.07	—		0.06	0.13
Payment from (to) Affiliate	—	—	0.06		—	—
Net realized and unrealized gain (loss) on investments	2.11	(12.46)	6.97		2.91	0.27
Total from investment operations	2.18	(12.39)	7.03		2.97	0.40
Distributions:
Net investment income	—	—	—		(0.10)	—
Net realized gain on investments	—	(2.66)	(0.98)		(0.19)	—
Total distributions	—	(2.66)	(0.98)		(0.29)	—
Net asset value, end of period	$13.32	$11.14	$26.19		$20.14	$17.46
Total Return(b)	19.57%	(52.31)%	36.61	%(c)	17.25%	2.34%
Net assets at end of period (in thousands)	$177,096	$135,673	$195,998		$169,270	$83,896
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.94%	0.90%	0.89%		0.93%	0.97%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.94%	0.90%	0.89%		0.93%	0.97%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.94%	0.90%	0.89%		0.93%	0.97%
Ratio of net investment income to average net assets	0.59%	0.36%	(0.01)%		0.31%	0.87%
Portfolio turnover rate(e)	82%	82%	85%		125%	270%

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The Hartford Global Growth Fund

Financial Highlights - Footnotes

(a)        Per share amounts have been calculated using average shares outstanding method.

(b)        Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(c)         Total return without the inclusion of the Payments from (to) Affiliate can be found in the Payments From Affiliate chart.

(d)        Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)

(e)         Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)          R3 shares commenced operations on December 22, 2006.

(g)         Not annualized.

(h)        Annualized.

(i)            R4 shares commenced operations on December 22, 2006.

(j)           R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006	October 31, 2005
A	1.13%	1.43%	1.47%		1.45%	1.36%
B	1.56%	2.01%	2.18%		2.15%	2.23%
C	2.00%	2.16%	2.14%		2.18%	2.13%
R3	1.72%	1.72%	1.65	%(a)
R4	1.36%	1.43%	1.34	%(b)
R5	1.05%	1.05%	1.05	%(c)
Y	0.93%	0.90%	0.89%		0.91%	0.85%

(a)     Commencement of operations on December 22, 2006.

(b)     Commencement of operations on December 22, 2006.

(c)     Commencement of operations on December 22, 2006.

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Payments from Affiliates

The total return in the financial highlights includes payment from affiliates.  Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007
Class A	0.26%	35.50%
Class B	0.27%	34.45%
Class C	0.27%	34.58%
Class Y	0.25%	36.28%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

62

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO- GG10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Global Health Fund

Prospectus

March 1, 2010

Class	Ticker
A	HGHAX
B	HGHBX
C	HGHCX
I	HGHIX
R3	HGHRX
R4	HGHSX
R5	HGHTX
Y	HGHYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD GLOBAL HEALTH FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.43%	0.64%	0.38%	0.37%	0.39%	0.25%	0.21%	0.09%
Total annual fund operating expenses	1.58%	2.54%	2.28%	1.27%	1.79%	1.40%	1.11%	0.99%
Less: Contractual expense reimbursement(1)	0.03%	0.24%	—	—	—	—	—	—
Net operating expenses(1)	1.55%	2.30%	2.28%	1.27%	1.79%	1.40%	1.11%	0.99%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.60% (Class A), 2.35% (Class B), 2.35% (Class C),  1.35% (Class I), 1.85% (Class R3), 1.55% (Class R4), 1.25% (Class R5) and 1.20% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO,

4

respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$699	$1,019	$1,360	$2,323
B	$733	$1,068	$1,529	$2,622
C	$331	$712	$1,220	$2,615
I	$129	$403	$697	$1,534
R3	$182	$563	$970	$2,105
R4	$143	$443	$766	$1,680
R5	$113	$353	$612	$1,352
Y	$101	$315	$547	$1,213

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$699	$1,019	$1,360	$2,323
B	$233	$768	$1,329	$2,622
C	$231	$712	$1,220	$2,615
I	$129	$403	$697	$1,534
R3	$182	$563	$970	$2,105
R4	$143	$443	$766	$1,680
R5	$113	$353	$612	$1,352
Y	$101	$315	$547	$1,213

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide as selected by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  The focus of the Fund’s investment process is stock selection through fundamental analysis.  The Fund takes a broad approach to investing in the health care sector.  It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery,

5

medical products, medical services, managed health care, health information services and emerging health-related subsectors.  The Fund’s assets will be allocated across the major subsectors of the health care sector, with some representation typically maintained in each major subsector.  The Fund will invest in securities of issuers located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country.  The Fund may invest in securities of companies of any market capitalization.  The Fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Health Care-Related Sector Risk — The fund’s focus on the health care-related sector increases the fund’s exposure to the risks associated with that sector, including changes in laws or regulations, lawsuits and regulatory proceedings, patent considerations, intense competition and rapid technological change and obsolescence.

Industry Concentration Risk - The fund’s investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in one of those sectors.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers.  Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future

6

results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest    22.15% (2nd quarter, 2003)   Lowest  -17.06% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending 12/31/09
(including sales charges)

			Lifetime
Share Classes	1 Year	5 Years	(since 05/01/00)
Class A - Return Before Taxes	14.80%	2.18%	7.53%
- After Taxes on Distributions	14.80%	1.28%	6.63%
- After Taxes on Distributions and Sale of Fund Shares	9.62%	1.61%	6.27%
Share Classes (Return Before Taxes)
Class B	15.84%	2.25%	7.48%
Class C	19.59%	2.59%	7.38%
Class I	21.74%	3.58%	8.29%
Class R3	21.20%	3.34%	8.45%
Class R4	21.63%	3.59%	8.59%
Class R5	22.02%	3.79%	8.70%
Class Y	21.97%	3.83%	8.72%
S&P North American Health Care Sector Index (reflects no deduction for fees, expenses or taxes)	22.49%	3.67%	3.63%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.90%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Portfolio Manager	Title	Involved with Fund Since
Jean M. Hynes, CFA	Senior Vice President and Global Industry Analyst	2000
Ann C. Gallo	Senior Vice President and Global Industry Analyst	2000
Kirk J. Mayer, CFA	Senior Vice President and Global Industry Analyst	2000
Robert L. Deresiewicz	Senior Vice President and Global Industry Analyst	2004

8

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50
Class B	Closed to new investments	N/A
Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None
Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide as selected by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  The focus of the Fund’s investment process is stock selection through fundamental analysis.  The Fund takes a broad approach to investing in the health care sector.  It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors.  The Fund’s assets will be allocated across the major subsectors of the health care sector, with some representation typically maintained in each major subsector.  The Fund will invest in securities of issuers located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country.  The Fund may invest in securities of companies of any market capitalization.  The Fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

The Fund’s approach to investing in the health care sector is based on an in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises.  The Fund will seek to exploit favorable trends for the health care sector including demographics, and will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.  The sub-adviser, Wellington Management, seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The Fund will be relatively focused with regard to both position size and the industries comprising the health care sector.  Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices.

Stocks considered for purchase by the Fund typically share one or more of the following attributes:

·                  the company’s business franchise is temporarily mispriced,

·                  the market under-values the new product pipelines,

·                  the company has opportunities due to changes in reimbursement policies (for example, the privatization of health care services abroad), or

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·                  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the Fund when:

·                  target prices are achieved,

·                  fundamental expectations are not met,

·                  a company’s prospects become less appealing, or

·                  equity securities of other comparable issuers in an industry are available at more attractive prices.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Health Care-Related Sector Risk — The fund’s focus on the health care-related sector increases the fund’s exposure to the risks associated with that sector, including changes in laws or regulations, lawsuits and regulatory proceedings, patent considerations, intense competition and rapid technological change and obsolescence.

Industry Concentration Risk - The fund’s investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in one of those sectors.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers.  Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying

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degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

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·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

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Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

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Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

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In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance. Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and

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its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the

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pharmaceutical and biotechnology sectors.  Ms. Hynes joined Wellington Management in 1991 and has been an investment professional since 1993.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the healthcare services sector.  Ms. Gallo joined Wellington Management as an investment professional in 1998.

Kirk J. Mayer, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the medical technology sectors.  Mr. Mayer joined Wellington Management as an investment professional in 1998.

Robert L. Deresiewicz, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector.  Mr. Deresiewicz joined Wellington Management as an investment professional in 2000.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment

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management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, The Fund paid HIFSCO an effective management fee equal to 0.90% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.900% of the first $500 million, 0.850% of the next $500 million, 0.800% of the next $4 billion, 0.7975% of the next $5 billion and 0.795% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

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so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

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Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

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value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

33

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To:	Send Payments To:	Phone Number:
The Hartford Mutual Funds	The Hartford Mutual Funds	1-888-THE STAG (843-7824)or
P.O. Box 64387	P.O. Box 9140	contactyour financial
St. Paul, MN 55164-0387	Minneapolis, MN 55480-9140	representative or plan
FAX: 888-802-0039	FAX: 888-802-0039	administrator for instructions and
assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

46

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

47

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

50

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

51

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

52

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

53

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y shares performance and operating expenses.

Indices:

The S&P North American Health Care Sector Index (formerly known as the S&P GSSI Healthcare Index) is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Return of the index is from 4/30/2000 — 12/31/2009.

54

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Global Health Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.69	$18.85	$17.84		$16.50	$15.00
Investment Operations:
Net investment income (loss)	(0.02)	(0.03)	(0.04)		(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	1.01	(4.83)	1.73		2.41	2.35
Total from investment operations	0.99	(4.86)	1.69		2.34	2.27
Distributions:
Net realized gain on investments	(0.61)	(1.30)	(0.68)		(1.00)	(0.77)
Total distributions	(0.61)	(1.30)	(0.68)		(1.00)	(0.77)
Net asset value, end of period	$13.07	$12.69	$18.85		$17.84	$16.50
Total Return(b)	8.48%	(27.59)%	9.96	%(c)	14.96%	15.67%
Net assets at end of period (in thousands)	$234,603	$299,699	$509,341		$370,285	$209,835
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.58%	1.41%	1.41%		1.61%	1.71%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.55%	1.41%	1.41%		1.60%	1.60%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.55%	1.41%	1.41%		1.60%	1.60%
Ratio of net investment income to average net assets	(0.18)%	(0.18)%	(0.25)%		(0.53)%	(0.55)%
Portfolio turnover rate(e)	80%	67%	41%		30%	50%

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The Hartford Global Health Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.74	$17.67	$16.92		$15.81	$14.50
Investment Operations:
Net investment income (loss)	(0.08)	(0.18)	(0.20)		(0.20)	(0.20)
Net realized and unrealized gain (loss) on investments	0.93	(4.45)	1.63		2.31	2.28
Total from investment operations	0.85	(4.63)	1.43		2.11	2.08
Distributions:
Net realized gain on investments	(0.61)	(1.30)	(0.68)		(1.00)	(0.77)
Total distributions	(0.61)	(1.30)	(0.68)		(1.00)	(0.77)
Net asset value, end of period	$11.98	$11.74	$17.67		$16.92	$15.81
Total Return(b)	7.95%	(28.17)%	8.92	%(c)	14.10%	14.86%
Net assets at end of period (in thousands)	$31,746	$45,475	$82,932		$80,574	$71,204
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.54%	2.32%	2.30%		2.45%	2.52%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	2.11%	2.24%	2.29%		2.32%	2.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	2.11%	2.24%	2.29%		2.32%	2.35%
Ratio of net investment income to average net assets	(0.75)%	(1.02)%	(1.15)%		(1.27)%	(1.30)%
Portfolio turnover rate(e)	80%	67%	41%		30%	50%

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The Hartford Global Health Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.78	$17.71	$16.93		$15.81	$14.51
Investment Operations:
Net investment income (loss)	(0.10)	(0.14)	(0.15)		(0.18)	(0.19)
Net realized and unrealized gain (loss) on investments	0.92	(4.49)	1.61		2.30	2.26
Total from investment operations	0.82	(4.63)	1.46		2.12	2.07
Distributions:
Net realized gain on investments	(0.61)	(1.30)	(0.68)		(1.00)	(0.77)
Total distributions	(0.61)	(1.30)	(0.68)		(1.00)	(0.77)
Net asset value, end of period	$11.99	$11.78	$17.71		$16.93	$15.81
Total Return(b)	7.66%	(28.10)%	9.11	%(c)	14.17%	14.78%
Net assets at end of period (in thousands)	$74,424	$93,208	$137,101		$97,956	$72,546
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.28%	2.15%	2.15%		2.31%	2.36%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	2.28%	2.15%	2.15%		2.31%	2.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	2.28%	2.15%	2.15%		2.31%	2.35%
Ratio of net investment income to average net assets	(0.91)%	(0.92)%	(0.99)%		(1.25)%	(1.30)%
Portfolio turnover rate(e)	80%	67%	41%		30%	50%

58

The Hartford Global Health Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009(a)	2008	2007		2006(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.81	$18.96	$17.86		$17.34
Investment Operations:
Net investment income (loss)	0.01	0.01	0.01		—
Net realized and unrealized gain (loss) on investments	1.02	(4.86)	1.77		0.52
Total from investment operations	1.03	(4.85)	1.78		0.52
Distributions:
Net realized gain on investments	(0.61)	(1.30)	(0.68)		—
Total distributions	(0.61)	(1.30)	(0.68)		—
Net asset value, end of period	$13.23	$12.81	$18.96		$17.86
Total Return(b)	8.73%	(27.36)%	10.48	%(c)	3.00	%(g)
Net assets at end of period (in thousands)	$15,934	$43,036	$15,017		$785
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.27%	1.11%	1.07%		1.26	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.27%	1.11%	1.07%		1.15	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.27%	1.11%	1.07%		1.15	%(h)
Ratio of net investment income to average net assets	0.04%	0.10%	0.08%		(0.20	)%(h)
Portfolio turnover rate(e)	80%	67%	41%		30%

59

The Hartford Global Health Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)	2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.19	$19.59	$18.27
Investment Operations:
Net investment income (loss)	(0.05)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	1.04	(5.07)	1.34
Total from investment operations	0.99	(5.10)	1.32
Distributions:
Net realized gain on investments	(0.61)	(1.30)	—
Total distributions	(0.61)	(1.30)	—
Net asset value, end of period	$13.57	$13.19	$19.59
Total Return(b)	8.15%	(27.78)%	7.22	%(g)
Net assets at end of period (in thousands)	$1,330	$503	$112
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.79%	1.91%	1.75	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.79%	1.85%	1.75	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.79%	1.85%	1.75	%(h)
Ratio of net investment income to average net assets	(0.36)%	(0.67)%	(0.50	)%(h)
Portfolio turnover rate(e)	80%	67%	41%

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The Hartford Global Health Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)	2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.29	$19.66	$18.27
Investment Operations:
Net realized and unrealized gain (loss) on investments	1.06	(5.07)	1.39
Total from investment operations	1.06	(5.07)	1.39
Distributions:
Net realized gain on investments	(0.61)	(1.30)	—
Total distributions	(0.61)	(1.30)	—
Net asset value, end of period	$13.74	$13.29	$19.66
Total Return(b)	8.64%	(27.52)%	7.61	%(g)
Net assets at end of period (in thousands)	$6,147	$3,921	$494
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.40%	1.35%	1.41	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.40%	1.35%	1.41	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.40%	1.35%	1.41	%(h)
Ratio of net investment income to average net assets	—%	(0.02)%	—	%(h)
Portfolio turnover rate(e)	80%	67%	41%

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The Hartford Global Health Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)	2008	2007(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.38	$19.70	$18.27
Investment Operations:
Net investment income (loss)	0.03	0.03	—
Net realized and unrealized gain (loss) on investments	1.07	(5.05)	1.43
Total from investment operations	1.10	(5.02)	1.43
Distributions:
Net realized gain on investments	(0.61)	(1.30)	—
Total distributions	(0.61)	(1.30)	—
Net asset value, end of period	$13.87	$13.38	$19.70
Total Return(b)	8.89%	(27.18)%	7.83	%(g)
Net assets at end of period (in thousands)	$1,412	$1,449	$434
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.11%	1.05%	1.14	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.11%	1.05%	1.14	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.11%	1.05%	1.14	%(h)
Ratio of net investment income to average net assets	0.27%	0.27%	—	%(h)
Portfolio turnover rate(e)	80%	67%	41%

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The Hartford Global Health Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.40	$19.74	$18.57		$17.05	$15.41
Investment Operations:
Net investment income (loss)	0.01	0.05	0.04		(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.10	(5.09)	1.81		2.53	2.42
Total from investment operations	1.11	(5.04)	1.85		2.52	2.41
Distributions:
Net realized gain on investments	(0.61)	(1.30)	(0.68)		(1.00)	(0.77)
Total distributions	(0.61)	(1.30)	(0.68)		(1.00)	(0.77)
Net asset value, end of period	$13.90	$13.40	$19.74		$18.57	$17.05
Total Return(b)	8.95%	(27.23)%	10.45	%(c)	15.56%	16.19%
Net assets at end of period (in thousands)	$1,813	$155,104	$213,110		$192,814	$169,698
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.99%	0.95%	0.95%		1.08%	1.08%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.99%	0.95%	0.95%		1.08%	1.08%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.99%	0.95%	0.95%		1.08%	1.08%
Ratio of net investment income to average net assets	0.11%	0.28%	0.20%		(0.03)%	(0.12)%
Portfolio turnover rate(e)	80%	67%	41%		30%	50%

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The Hartford Global Health Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Total return without the inclusion of the Payments from (to) Affiliate can be found in the Payments From Affiliate chart.
(d)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	I shares commenced operations on August 31, 2006.
(g)	Not annualized.
(h)	Annualized.
(i)	R3 shares commenced operations on December 22, 2006.
(j)	R4 shares commenced operations on December 22, 2006.
(k)	R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006		October 31, 2005
A	1.54%	1.41%	1.40%		1.60%		1.58%
B	2.10%	2.24%	2.29%		2.31%		2.33%
C	2.26%	2.14%	2.14%		2.31%		2.33%
I	1.26%	1.10%	1.08%		1.14	%(a)
R3	1.78%	1.85%	1.77	%(b)
R4	1.39%	1.35%	1.45	%(c)
R5	1.09%	1.05%	1.17	%(d)
Y	0.99%	0.95%	0.95%		1.08%		1.06%

(a)	Commencement of operations on August 31, 2006.
(b)	Commencement of operations on December 22, 2006.
(c)	Commencement of operations on December 22, 2006.
(d)	Commencement of operations on December 22, 2006.

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Payments from Affiliates

The total return in the financial highlights includes payment from affiliates.  Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007

Class A	0.01%	9.94%
Class B	0.01%	8.90%
Class C	0.01%	9.09%
Class I	0.01%	10.46%
Class Y	0.01%	10.44%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

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Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

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at the SEC’s Public Reference Room in Washington, DC

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Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

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SEC File Numbers:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-GH10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Global Research Fund
(formerly The Hartford Global Equity Fund)

Prospectus

March 1, 2010

Class	Ticker Symbol
A	HLEAX
B	HLEBX
C	HLECX
I	HLEJX
R3	HLERX
R4	HLESX
R5	HLETX
Y	HLEYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD GLOBAL RESEARCH FUND (FORMERLY THE HARTFORD GLOBAL EQUITY FUND)

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.99%	0.88%	0.72%	0.96%	1.17%	1.11%	1.06%	0.56%
Total annual fund operating expenses	2.14%	2.78%	2.62%	1.86%	2.57%	2.26%	1.96%	1.46%
Less: Contractual expense reimbursement(1)	0.64%	0.53%	0.37%	0.61%	0.82%	0.76%	0.71%	0.31%
Net operating expenses(1)	1.50%	2.25%	2.25%	1.25%	1.75%	1.50%	1.25%	1.15%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.50% (Class A), 2.25% (Class B), 2.25% (Class C),  1.25% (Class I), 1.75% (Class R3), 1.50% (Class R4), 1.25% (Class R5) and 1.15% (Class Y).  In addition,

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Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$694	$1,125	$1,581	$2,839
B	$728	$1,112	$1,622	$2,917
C	$328	$779	$1,357	$2,927
I	$127	$526	$949	$2,130
R3	$178	$722	$1,292	$2,844
R4	$153	$633	$1,141	$2,536
R5	$127	$547	$992	$2,228
Y	$117	$431	$768	$1,720

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$694	$1,125	$1,581	$2,839
B	$228	$812	$1,422	$2,917
C	$228	$779	$1,357	$2,927
I	$127	$526	$949	$2,130
R3	$178	$722	$1,292	$2,844
R4	$153	$633	$1,141	$2,536
R5	$127	$547	$992	$2,228
Y	$117	$431	$768	$1,720

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 217% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in equity securities.  The Fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide.  The Fund’s diversified

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portfolio of equity securities is constructed by allocating the Fund’s assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of the sub-adviser’s, Wellington Management Company, LLP (“Wellington Management”), team of global industry analysts.  The Fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index.  The MSCI All Country World Index is currently comprised of forty-eight countries.  The Fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.  The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may trade securities actively.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than

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stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·      Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows the Fund’s total return for the first full calendar year of operation

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   22.89% (2nd quarter, 2009)   Lowest -8.68% (1st quarter, 2009)

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AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

		Lifetime
Share Classes	1 Year	(since 02/29/08)
Class A - Return Before Taxes	32.30%	-9.53%
- After Taxes on Distributions	32.26%	-9.75%
- After Taxes on Distributions and Sale of Fund Shares	21.00%	-8.19%
Share Classes (Return Before Taxes)
Class B	34.07%	-9.43%
Class C	38.07%	-7.40%
Class I	40.43%	-6.48%
Class R3	39.71%	-7.01%
Class R4	39.87%	-6.80%
Class R5	40.31%	-6.57%
Class Y	40.30%	-6.51%
MSCI AC World Index (reflects no deduction for fees, expenses or taxes)	35.41%	-8.21%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Mark D. Mandel, CFA	Senior Vice President and Director of Global Industry Research	2008
Cheryl M. Duckworth, CFA	Senior Vice President and Director of Research Portfolios	2008

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PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in equity securities.  The Fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide.  The Fund’s diversified portfolio of equity securities is constructed by allocating the Fund’s assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of the sub-adviser’s, Wellington Management Company, LLP (“Wellington Management”), team of global industry analysts.  The Fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index.  The MSCI All Country World Index is currently comprised of forty-eight countries.  The Fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.  The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may trade securities actively.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale.  Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.  Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the

10

fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

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·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

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·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

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Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may

14

rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

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A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

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Mark D. Mandel, CFA, Senior Vice President and Director of Global Industry Research of Wellington Management, supervises and coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since its inception in 2008 and for other clients of the firm for at least the past five years.  Mr. Mandel joined Wellington Management as an investment professional in 1994.

Cheryl M. Duckworth, CFA, Senior Vice President and Director of Research Portfolios of Wellington Management, coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since its inception in 2008 and for other clients of the firm for at least the past five years.  Ms. Duckworth joined Wellington Management as an investment professional in 1994.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.95% of the Fund’s average daily net assets

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The management fee set forth in the Fund’s investment advisory agreement is 0.900% of the first $500 million, 0.875% of the next $500 million, 0.850% of the next $4 billion, 0.8475% of the next $5 billion and 0.845% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund (2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

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so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

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value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)          after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

29

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

43

the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

45

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

46

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

49

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

51

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Index:

The MSCI AC (All Country) World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 48 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009 and October 31, 2008 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Global Research Fund (formerly The Hartford Global Equity Fund) Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)		2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.55		$10.00
Investment Operations:
Net investment income (loss)	0.03		0.05
Net realized and unrealized gain (loss) on investments	1.50		(3.50)
Total from investment operations	1.53		(3.45)
Distributions:
Net investment income	(0.07)		—
Total distributions	(0.07)		—
Net asset value, end of period	$8.01		$6.55
Total Return(c)	23.65%		(34.50	)%(d)
Net assets at end of period (in thousands)	$47,527		$12,746
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.19%		1.92	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.59%		1.56	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.59%		1.56	%(f)
Ratio of net investment income to average net assets	0.44%		0.78	%(f)
Portfolio turnover rate(g)	217	%(h)	56%

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The Hartford Global Research Fund (formerly The Hartford Global Equity Fund) Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)		2008(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.51		$10.00
Investment Operations:
Net investment income (loss)	(0.05)		—
Net realized and unrealized gain (loss) on investments	1.53		(3.49)
Total from investment operations	1.48		(3.49)
Distributions:
Net investment income	(0.02)		—
Total distributions	(0.02)		—
Net asset value, end of period	$7.97		$6.51
Total Return(c)	22.89%		(34.90	)%(d)
Net assets at end of period (in thousands)	$8,964		$223
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.83%		2.70	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	2.24%		2.34	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	2.24%		2.34	%(f)
Ratio of net investment income to average net assets	(0.82)%		0.03	%(f)
Portfolio turnover rate(g)	217	%(h)	56%

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The Hartford Global Research Fund (formerly The Hartford Global Equity Fund) Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)		2008(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.51		$10.00
Investment Operations:
Net investment income (loss)	(0.06)		—
Net realized and unrealized gain (loss) on investments	1.54		(3.49)
Total from investment operations	1.48		(3.49)
Distributions:
Net investment income	(0.02)		—
Total distributions	(0.02)		—
Net asset value, end of period	$7.97		$6.51
Total Return(c)	22.91%		(34.90	)%(d)
Net assets at end of period (in thousands)	$14,297		$225
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.67%		2.71	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	2.39%		2.34	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	2.39%		2.34	%(f)
Ratio of net investment income to average net assets	(0.99)%		0.02	%(f)
Portfolio turnover rate(g)	217	%(h)	56%

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The Hartford Global Research Fund (formerly The Hartford Global Equity Fund) Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009(a)		2008(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.56		$10.00
Investment Operations:
Net investment income (loss)	0.07		0.07
Net realized and unrealized gain (loss) on investments	1.47		(3.51)
Total from investment operations	1.54		(3.44)
Distributions:
Net investment income	(0.08)		—
Total distributions	(0.08)		—
Net asset value, end of period	$8.02		$6.56
Total Return(c)	23.97%		(34.40	)%(d)
Net assets at end of period (in thousands)	$317		$199
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.91%		1.67	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.32%		1.31	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.32%		1.31	%(f)
Ratio of net investment income to average net assets	1.00%		1.06	%(f)
Portfolio turnover rate(g)	217	%(h)	56%

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The Hartford Global Research Fund (formerly The Hartford Global Equity Fund) Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)		2008(l)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.53		$10.00
Investment Operations:
Net investment income (loss)	0.03		0.03
Net realized and unrealized gain (loss) on investments	1.48		(3.50)
Total from investment operations	1.51		(3.47)
Distributions:
Net investment income	(0.04)		—
Total distributions	(0.04)		—
Net asset value, end of period	$8.00		$6.53
Total Return(c)	23.36%		(34.70	)%(d)
Net assets at end of period (in thousands)	$248		$196
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.62%		2.36	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.90%		1.90	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.90%		1.90	%(f)
Ratio of net investment income to average net assets	0.52%		0.47	%(f)
Portfolio turnover rate(g)	217	%(h)	56%

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The Hartford Global Research Fund (formerly The Hartford Global Equity Fund) Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)		2008(m)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.54		$10.00
Investment Operations:
Net investment income (loss)	0.04		0.04
Net realized and unrealized gain (loss) on investments	1.49		(3.50)
Total from investment operations	1.53		(3.46)
Distributions:
Net investment income	(0.06)		—
Total distributions	(0.06)		—
Net asset value, end of period	$8.01		$6.54
Total Return(c)	23.70%		(34.60	)%(d)
Net assets at end of period (in thousands)	$243		$196
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.31%		2.06	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.65%		1.65	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.65%		1.65	%(f)
Ratio of net investment income to average net assets	0.78%		0.72	%(f)
Portfolio turnover rate(g)	217	%(h)	56%

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The Hartford Global Research Fund (formerly The Hartford Global Equity Fund) Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)		2008(n)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.55		$10.00
Investment Operations:
Net investment income (loss)	0.07		0.06
Net realized and unrealized gain (loss) on investments	1.48		(3.51)
Total from investment operations	1.55		(3.45)
Distributions:
Net investment income	(0.08)		—
Total distributions	(0.08)		—
Net asset value, end of period	$8.02		$6.55
Total Return(c)	24.05%		(34.50	)%(d)
Net assets at end of period (in thousands)	$244		$196
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.01%		1.76	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.40%		1.40	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.40%		1.40	%(f)
Ratio of net investment income to average net assets	1.03%		0.97	%(f)
Portfolio turnover rate(g)	217	%(h)	56%

61

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund) Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)		2008(o)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.56		$10.00
Investment Operations:
Net investment income (loss)	0.02		0.07
Net realized and unrealized gain (loss) on investments	1.52		(3.51)
Total from investment operations	1.54		(3.44)
Distributions:
Net investment income	(0.09)		—
Total distributions	(0.09)		—
Net asset value, end of period	$8.01		$6.56
Total Return(c)	23.85%		(34.40	)%(d)
Net assets at end of period (in thousands)	$5,241		$197
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.51%		1.66	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.30%		1.30	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.30%		1.30	%(f)
Ratio of net investment income to average net assets	0.26%		1.07	%(f)
Portfolio turnover rate(g)	217	%(h)	56%

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The Hartford Global Research Fund (formerly The Hartford Global Equity Fund) Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	A shares commenced operations on February 29, 2008.
(c)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(f)	Annualized.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)

During the year ended October 31, 2009, The Hartford Global Research Fund incurred $50.9 million in sales associated with the transition of assets from The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund, which merged into The Fund on August 28, 2009. These sales are excluded from the portfolio turnover calculation.

(i)	B shares commenced operations on February 29, 2008.
(j)	C shares commenced operations on February 29, 2008.
(k)	I shares commenced operations on February 29, 2008.
(l)	R3 shares commenced operations on February 29, 2008.
(m)	R4 shares commenced operations on February 29, 2008.
(n)	R5 shares commenced operations on February 29, 2008.
(o)	Y shares commenced operations on February 29, 2008.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008
A	1.58%	1.56	%(a)
B	2.24%	2.33	%(b)
C	2.38%	2.34	%(c)
I	1.31%	1.31	%(d)
R3	1.89%	1.90	%(e)
R4	1.64%	1.65	%(f)
R5	1.39%	1.40	%(g)
Y	1.29%	1.30	%(h)

(a)	Commencement of operations on February 29, 2008.
(b)	Commencement of operations on February 29, 2008.
(c)	Commencement of operations on February 29, 2008.
(d)	Commencement of operations on February 29, 2008.
(e)	Commencement of operations on February 29, 2008.
(f)	Commencement of operations on February 29, 2008.
(g)	Commencement of operations on February 29, 2008.
(h)	Commencement of operations on February 29, 2008.

63

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

64

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-GR10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Growth Allocation Fund

Prospectus

March 1, 2010

Class	Ticker
A	HRAAX
B	HRABX
C	HRACX
I	HRAIX
R3	HRARX
R4	HRASX
R5	HRATX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD GROWTH ALLOCATION FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5
Management fees	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—
Other expenses	0.29%	0.37%	0.29%	0.14%	0.36%	0.22%	0.17%
Acquired Fund fees and expenses	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Total annual fund operating expenses	1.47%	2.30%	2.22%	1.07%	1.79%	1.40%	1.10%
Less: Contractual expense reimbursement(1)	—	0.05%	—	—	—	—	—
Net operating expenses(1)	1.47%	2.25%	2.22%	1.07%	1.79%	1.40%	1.10%

(1)          The Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.50% (Class A), 2.25% (Class B), 2.25% (Class C), 1.25% (Class I), 1.81% (Class R3), 1.51% (Class R4) and 1.21% (Class R5). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-

4

year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$691	$989	$1,309	$2,211
B	$728	$1,014	$1,426	$2,424
C	$325	$694	$1,190	$2,554
I	$109	$340	$590	$1,306
R3	$182	$563	$970	$2,105
R4	$143	$443	$766	$1,680
R5	$112	$350	$606	$1,340

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$691	$989	$1,309	$2,211
B	$228	$714	$1,226	$2,424
C	$225	$694	$1,190	$2,554
I	$109	$340	$590	$1,306
R3	$182	$563	$970	$2,105
R4	$143	$443	$766	$1,680
R5	$112	$350	$606	$1,340

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds.  It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  Under normal market conditions, the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the Fund’s investments in the Underlying Funds to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income

5

funds, although these percentages may vary from time to time.  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future

6

results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest                                     16.49% (2nd quarter, 2009)   Lowest  -18.47% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending 12/31/09
(including sales charges)

			Lifetime
Share Classes	1 Year	5 Years	(since 05/28/04)
Class A - Return Before Taxes	21.62%	1.15%	2.94%
- After Taxes on Distributions	21.38%	0.17%	2.03%
- After Taxes on Distributions and Sale of Fund Shares	14.06%	0.62%	2.17%
Share Classes (Return Before Taxes)
Class B	22.74%	1.23%	3.10%
Class C	26.62%	1.61%	3.27%
Class I	29.06%	2.55%	4.21%
Class R3	28.22%	2.07%	3.77%
Class R4	28.67%	2.33%	4.00%
Class R5	29.14%	2.51%	4.17%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	1.98%
Barclays Capital U.S Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	5.31%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Ed Caputo, CFA	Vice President	2007
Hugh Whelan, CFA	Managing Director	2006

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

8

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds.  It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  Under normal market conditions, the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the Fund’s investments in the Underlying Funds to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time.  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

In seeking the Fund’s investment objective, the investment strategies of Hartford Investment Management include:

·                  Allocating the Fund’s assets among Class Y shares of Underlying Funds based on the Fund’s investment objective and on internally generated research.

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities.  The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others.  The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.  The Underlying Funds may invest in securities of domestic and/or foreign companies.  The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management.

10

As of December 31, 2009, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Global and International Equity Funds
The Hartford Capital Appreciation Fund	The Hartford Global Growth Fund
The Hartford Capital Appreciation II Fund	The Hartford Global Research Fund
The Hartford Disciplined Equity Fund	The Hartford International Opportunities Fund
The Hartford Dividend and Growth Fund	The Hartford International Small Company Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund	Fixed Income and Money Market Funds
The Hartford Growth Fund	The Hartford Inflation Plus Fund
The Hartford Growth Opportunities Fund	The Hartford Short Duration Fund
The Hartford MidCap Fund	The Hartford Total Return Bond Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund	ETFs
The Hartford Small Company Fund	Powershares DB Commodity Index Tracking Fund ETF
The Hartford Small/Mid Cap Equity Fund	SPDR DJ Wilshire International Real Estate ETF
The Hartford SmallCap Growth Fund	SPDR DJ Wilshire REIT ETF
The Hartford Value Opportunities Fund

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordmutualfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders.  For future information regarding the asset allocation among the Underlying Funds, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes

11

generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

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ETF Risk - An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

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Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”).  The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds.  Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds is  intended to be managed according to its asset allocation strategy without trading actively among the Underlying Funds or attempting to capture short-term market opportunities.  However, a fund’s asset allocation strategy or its selection of Underlying Funds may be modified if it is believed that doing so would better enable the fund to pursue its investment goal.  Other than the Checks and Balances Fund, Underlying Funds are expected to be reallocated quarterly, although they may be rebalanced more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

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·                  Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.

·                  By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

·                  The investment allocation limitations of the Checks and Balances Fund and the Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, the Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

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Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

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·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

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·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With

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respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of

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equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.14% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the Fund’s average daily net assets.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)          A member of the group of funds referred to as the Asset Allocation Funds

(2)          Non-diversified fund

(3)          A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)          A member of the group of funds referred to as the Target Retirement Funds

(5)          Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

24

effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

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Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)        As a percentage of the Fund’s average net assets.

(2)        Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)        No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

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value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

35

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.             Read this prospectus carefully.

2.             Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.             Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.             Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests

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in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

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procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

51

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

52

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.  Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

53

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

54

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Return of the index is from 5/31/2004 — 12/31/2009.

55

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

56

The Hartford Growth Allocation Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.58	$14.51	$12.66	$11.27	$10.36
Investment Operations:
Net investment income (loss)	0.12	0.14	0.14	0.07	0.05
Net realized and unrealized gain (loss) on investments	1.24	(4.81)	2.23	1.46	0.89
Total from investment operations	1.36	(4.67)	2.37	1.53	0.94
Distributions:
Net investment income	(0.17)	(0.47)	(0.24)	(0.13)	(0.03)
Net realized gain on investments	(0.19)	(0.79)	(0.28)	(0.01)	—
Total distributions	(0.36)	(1.26)	(0.52)	(0.14)	(0.03)
Net asset value, end of period	$9.58	$8.58	$14.51	$12.66	$11.27
Total Return(b)	17.06%	(35.00)%	19.35%	13.64%	9.12%
Net assets at end of period (in thousands)	$366,509	$329,312	$503,345	$370,088	$205,331
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.68%	0.59%	0.60%	0.69%	0.72%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.68%	0.59%	0.60%	0.67%	0.64%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.68%	0.59%	0.60%	0.67%	0.64%
Ratio of net investment income to average net assets	1.45%	1.06%	0.93%	0.49%	0.42%
Portfolio turnover rate(d)	7%	13%	39%	13%	1%

57

The Hartford Growth Allocation Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.48	$14.37	$12.57	$11.19	$10.34
Investment Operations:
Net investment income (loss)	0.06	0.03	0.04	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	1.23	(4.74)	2.21	1.42	0.87
Total from investment operations	1.29	(4.71)	2.25	1.45	0.86
Distributions:
Net investment income	(0.08)	(0.39)	(0.17)	(0.06)	(0.01)
Net realized gain on investments	(0.19)	(0.79)	(0.28)	(0.01)	—
Total distributions	(0.27)	(1.18)	(0.45)	(0.07)	(0.01)
Net asset value, end of period	$9.50	$8.48	$14.37	$12.57	$11.19
Total Return(b)	16.13%	(35.52)%	18.40%	12.96%	8.37%
Net assets at end of period (in thousands)	$95,176	$89,717	$143,140	$107,818	$65,739
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.51%	1.41%	1.41%	1.51%	1.53%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.44%	1.41%	1.32%	1.32%	1.29%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.44%	1.41%	1.32%	1.32%	1.29%
Ratio of net investment income to average net assets	0.70%	0.26%	0.22%	(0.15)%	(0.23)%
Portfolio turnover rate(d)	7%	13%	39%	13%	1%

58

The Hartford Growth Allocation Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.48	$14.37	$12.57	$11.19	$10.33
Investment Operations:
Net investment income (loss)	0.06	0.04	0.05	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	1.23	(4.75)	2.20	1.42	0.88
Total from investment operations	1.29	(4.71)	2.25	1.45	0.87
Distributions:
Net investment income	(0.09)	(0.39)	(0.17)	(0.06)	(0.01)
Net realized gain on investments	(0.19)	(0.79)	(0.28)	(0.01)	—
Total distributions	(0.28)	(1.18)	(0.45)	(0.07)	(0.01)
Net asset value, end of period	$9.49	$8.48	$14.37	$12.57	$11.19
Total Return(b)	16.10%	(35.50)%	18.44%	12.96%	8.47%
Net assets at end of period (in thousands)	$160,530	$148,584	$238,997	$181,434	$100,339
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.43%	1.34%	1.34%	1.44%	1.47%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.43%	1.34%	1.31%	1.32%	1.29%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.43%	1.34%	1.31%	1.32%	1.29%
Ratio of net investment income to average net assets	0.72%	0.34%	0.25%	(0.16)%	(0.23)%
Portfolio turnover rate(d)	7%	13%	39%	13%	1%

59

The Hartford Growth Allocation Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009(a)	2008	2007	2006(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.57	$14.49	$12.67	$12.16
Investment Operations:
Net investment income (loss)	0.14	0.37	0.26	(0.01)
Net realized and unrealized gain (loss) on investments	1.25	(4.98)	2.14	0.52
Total from investment operations	1.39	(4.61)	2.40	0.51
Distributions:
Net investment income	(0.22)	(0.52)	(0.30)	—
Net realized gain on investments	(0.19)	(0.79)	(0.28)	—
Total distributions	(0.41)	(1.31)	(0.58)	—
Net asset value, end of period	$9.55	$8.57	$14.49	$12.67
Total Return(b)	17.47%	(34.75)%	19.71%	4.19	%(f)
Net assets at end of period (in thousands)	$2,335	$1,310	$804	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.28%	0.23%	0.23%	0.66	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.28%	0.23%	0.23%	0.42	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.28%	0.23%	0.23%	0.42	%(g)
Ratio of net investment income to average net assets	1.70%	0.97%	0.58%	0.16	%(g)
Portfolio turnover rate(d)	7%	13%	39%	13%

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The Hartford Growth Allocation Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)	2008	2007(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.51	$14.46	$12.59
Investment Operations:
Net investment income (loss)	0.03	0.18	(0.02)
Net realized and unrealized gain (loss) on investments	1.30	(4.87)	1.89
Total from investment operations	1.33	(4.69)	1.87
Distributions:
Net investment income	(0.15)	(0.47)	—
Net realized gain on investments	(0.19)	(0.79)	—
Total distributions	(0.34)	(1.26)	—
Net asset value, end of period	$9.50	$8.51	$14.46
Total Return(b)	16.76%	(35.32)%	14.85	%(f)
Net assets at end of period (in thousands)	$1,081	$49	$53
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.00%	1.06%	0.95	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.00%	1.06%	0.93	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.00%	1.06%	0.93	%(g)
Ratio of net investment income to average net assets	0.35%	0.34%	(0.26	)%(g)
Portfolio turnover rate(d)	7%	13%	39%

61

The Hartford Growth Allocation Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)	2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.56	$14.51	$12.59
Investment Operations:
Net investment income (loss)	0.10	0.43	—
Net realized and unrealized gain (loss) on investments	1.25	(5.08)	1.92
Total from investment operations	1.35	(4.65)	1.92
Distributions:
Net investment income	(0.19)	(0.51)	—
Net realized gain on investments	(0.19)	(0.79)	—
Total distributions	(0.38)	(1.30)	—
Net asset value, end of period	$9.53	$8.56	$14.51
Total Return(b)	16.96%	(34.95)%	15.25	%(f)
Net assets at end of period (in thousands)	$10,597	$4,825	$325
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.61%	0.59%	0.66	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.61%	0.59%	0.65	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.61%	0.59%	0.65	%(g)
Ratio of net investment income to average net assets	1.22%	0.17%	(0.01	)%(g)
Portfolio turnover rate(d)	7%	13%	39%

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The Hartford Growth Allocation Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)	2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.60	$14.54	$12.59
Investment Operations:
Net investment income (loss)	0.13	0.46	—
Net realized and unrealized gain (loss) on investments	1.25	(5.09)	1.95
Total from investment operations	1.38	(4.63)	1.95
Distributions:
Net investment income	(0.21)	(0.52)	—
Net realized gain on investments	(0.19)	(0.79)	—
Total distributions	(0.40)	(1.31)	—
Net asset value, end of period	$9.58	$8.60	$14.54
Total Return(b)	17.38%	(34.78)%	15.49	%(f)
Net assets at end of period (in thousands)	$5,040	$2,917	$782
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.31%	0.30%	0.38	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.31%	0.30%	0.38	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.31%	0.30%	0.38	%(g)
Ratio of net investment income to average net assets	1.62%	0.63%	0.25	%(g)
Portfolio turnover rate(d)	7%	13%	39%

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The Hartford Growth Allocation Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the underlying funds.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	I shares commenced operations on August 31, 2006.
(f)	Not annualized.
(g)	Annualized.
(h)	R3 shares commenced operations on December 22, 2006.
(i)	R4 shares commenced operations on December 22, 2006.
(j)	R5 shares commenced operations on December 22, 2006.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-GA10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford High Yield Fund

Prospectus

March 1, 2010

Class	Ticker
A	HAHAX
B	HAHBX
C	HAHCX
I	HAHIX
R3	HAHRX
R4	HAHSX
R5	HAHTX
Y	HAHYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD HIGH YIELD FUND

SUMMARY SECTION

INVESTMENT GOAL.  The Fund seeks high current income. Growth of capital is a secondary objective.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.35%	0.48%	0.26%	0.16%	0.49%	0.41%	0.19%	0.09%
Total annual fund operating expenses	1.30%	2.18%	1.96%	0.86%	1.69%	1.36%	0.89%	0.79%
Less: Contractual expense reimbursement(1)	0.10%	0.23%	0.01%	—	0.24%	0.21%	—	—
Net operating expenses(1)	1.20%	1.95%	1.95%	0.86%	1.45%	1.15%	0.89%	0.79%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.20% (Class A), 1.95% (Class B), 1.95% (Class C),  0.95% (Class I), 1.45% (Class R3), 1.15% (Class R4),  0.95% (Class R5) and  0.95% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until

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February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$567	$834	$1,122	$1,939
B	$698	$960	$1,349	$2,272
C	$298	$614	$1,056	$2,284
I	$88	$274	$477	$1,061
R3	$148	$509	$895	$1,978
R4	$117	$410	$725	$1,617
R5	$91	$284	$493	$1,096
Y	$81	$252	$439	$978

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$567	$834	$1,122	$1,939
B	$198	$660	$1,149	$2,272
C	$198	$614	$1,056	$2,284
I	$88	$274	$477	$1,061
R3	$148	$509	$895	$1,978
R4	$117	$410	$725	$1,617
R5	$91	$284	$493	$1,096
Y	$81	$252	$439	$978

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 182% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities.  In seeking to achieve the Fund’s goal, the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), invests in specific issuers and securities that it considers to be attractive for providing current income as well as total return.  The Fund may invest up to 15% of its total assets in bank

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loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  The Fund may invest up to 15% of its total assets in  preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities.  While the Fund will not make direct purchases of common stock, from time to time the Fund will hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Fund.  The Fund may invest up to 30% of its total assets in securities of foreign issuers, including from emerging markets, and up to 10% of its total assets in non-dollar securities.  The Fund may invest in bonds of any maturity and may trade securities actively.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

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Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk — Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Volatility Risk - Share price, yield and total return may fluctuate more than with less aggressive fixed-income funds.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  14.61% (3rd quarter, 2009)   Lowest  -17.74% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are

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calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

Share Classes	1 Year	5 Years	10 Years
Class A - Return Before Taxes	40.49%	3.69%	4.30%
- After Taxes on Distributions	35.84%	0.88%	1.30%
- After Taxes on Distributions and Sale of Fund Shares	25.85%	1.44%	1.77%
Share Classes (Return Before Taxes)
Class B	40.87%	3.56%	4.16%
Class C	44.68%	3.87%	4.05%
Class I	47.42%	4.84%	4.88%
Class R3	46.28%	4.63%	4.98%
Class R4	46.91%	4.85%	5.09%
Class R5	47.23%	4.99%	5.16%
Class Y	47.34%	5.06%	5.19%
Barclays Capital U.S. Corporate High-Yield Bond Index (reflects no deduction for fees, expenses or taxes)	58.21%	6.46%	6.71%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since

James Serhant, CFA	Senior Vice President	2006

Carlos Feged, CFA	Senior Vice President	2009

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PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL.  The Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities.  In seeking to achieve the Fund’s goal, the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), invests in specific issuers and securities that it considers to be attractive for providing current income as well as total return.  The Fund may invest up to 15% of its total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  The Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities.  While the Fund will not make direct purchases of common stock, from time to time the Fund will hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Fund.  The Fund may invest up to 30% of its total assets in securities of foreign issuers, including from emerging markets, and up to 10% of its total assets in non-dollar securities.  The Fund may invest in bonds of any maturity and may trade securities actively.

Non-investment grade debt securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality.  Debt securities rated below investment grade are commonly referred to as “high yield - high risk securities” or “junk bonds”.

To achieve its goal of high current income, Hartford Investment Management’s High Yield Team uses what is sometimes referred to as a “bottom-up” analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities.  In this process, Hartford Investment Management assesses such factors as an issuer’s business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure.  Hartford Investment Management’s economic outlook is also an important input in overlaying a “top-down” view of the economy in the construction of the Fund’s interest rate and credit risk exposure.

The Fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer’s financial condition and credit rating.

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The Fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk — Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Volatility Risk - Share price, yield and total return may fluctuate more than with less aggressive fixed-income funds.

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Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value.  This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower’s insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

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Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

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·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

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Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

15

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This

16

requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is

17

not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

James Serhant, CFA, Senior Vice President of Hartford Investment Management, has served as a portfolio manager of the Fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and also serves as a Senior Credit Research Analyst responsible for the credit research analysis of leveraged credit issuers.  Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From 1997-2000, he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.

Carlos Feged, CFA, Senior Vice President of Hartford Investment Management has served as portfolio manager of the Fund since December 2009.  Mr. Feged joined Hartford Investment Management in 2005.  Prior to joining the firm, Mr. Feged worked for Hartford Life Insurance Company, where he was Director of the 529

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College Savings Program leading the product development and management of the program.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, The Fund paid HIFSCO an effective management fee equal to 0.70% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.700% of the first $500 million, 0.650% of the next $500 million, 0.600% of the next $4 billion, 0.580% of the next $5 billion and 0.570% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

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so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares —Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

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For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

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Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The

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Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

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(6)  after separation from service for employer sponsored retirement plans, and

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or

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charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2009, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2009, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2009, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.     Read this prospectus carefully.

2.     Determine how much you want to invest.  The minimum initial investment is as follows:

·      Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·      Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·      Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.     Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.     Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·      On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·      By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·      In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·      By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·      On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·      By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·      By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·      By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·      IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·      403(b) — 403(b) Distribution Request Form.

·      Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·      Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·      Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·      Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·      Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·      Name, date of birth, residential address, and social security number.

·      The Fund name, share class and account number.

·      The amount of the transaction (in dollars or shares).

·      Signatures of all owners exactly as registered on the account (for mail requests).

·      Medallion signature guarantee or Signature Validation Program stamp (if required).

·      Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

45

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

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procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·      after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·      after any changes of name or address of the registered owner(s)

·      in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·      Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·      Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·      Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·      Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·      Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·      Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·      Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates

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on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on May 31, 2007.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Index:

The Barclays Capital U.S. Corporate High-Yield Bond Index (formerly known as the Lehman Brothers High Yield Corporate Index) is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford High Yield Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008(a)	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.52	$7.92	$7.93	$7.76	$8.18
Investment Operations:
Net investment income (loss)	0.59	0.58	0.58	0.54	0.48
Net realized and unrealized gain (loss) on investments	1.22	(2.40)	(0.01)	0.18	(0.40)
Total from investment operations	1.81	(1.82)	0.57	0.72	0.08
Distributions:
Net investment income	(0.60)	(0.58)	(0.58)	(0.55)	(0.50)
Total distributions	(0.60)	(0.58)	(0.58)	(0.55)	(0.50)
Net asset value, end of period	$6.73	$5.52	$7.92	$7.93	$7.76
Total Return(b)	35.01%	(24.40)%	7.36%	9.57%	0.97%
Net assets at end of period (in thousands)	$202,256	$117,343	$171,505	$190,479	$188,599
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.30%	1.30%	1.36%	1.36%	1.33%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.15%	1.15%	1.15%	1.20%	1.33%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.15%	1.15%	1.15%	1.20%	1.33%
Ratio of net investment income to average net assets	10.16%	8.07%	7.26%	6.87%	5.86%
Portfolio turnover rate(d)	182%	111%	145%	147%	113%

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The Hartford High Yield Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008(a)	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.51	$7.91	$7.92	$7.74	$8.17
Investment Operations:
Net investment income (loss)	0.55	0.53	0.52	0.48	0.42
Net realized and unrealized gain (loss) on investments	1.21	(2.41)	(0.01)	0.19	(0.41)
Total from investment operations	1.76	(1.88)	0.51	0.67	0.01
Distributions:
Net investment income	(0.56)	(0.52)	(0.52)	(0.49)	(0.44)
Total distributions	(0.56)	(0.52)	(0.52)	(0.49)	(0.44)
Net asset value, end of period	$6.71	$5.51	$7.91	$7.92	$7.74
Total Return(b)	34.05%	(25.00)%	6.56%	8.90%	0.08%
Net assets at end of period (in thousands)	$22,749	$17,838	$31,591	$37,189	$47,071
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.18%	2.13%	2.17%	2.17%	2.12%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.80%	1.87%	1.90%	1.95%	2.10%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.80%	1.87%	1.90%	1.95%	2.10%
Ratio of net investment income to average net assets	9.54%	7.34%	6.51%	6.10%	5.09%
Portfolio turnover rate(d)	182%	111%	145%	147%	113%

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The Hartford High Yield Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008(a)	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.51	$7.91	$7.92	$7.75	$8.17
Investment Operations:
Net investment income (loss)	0.54	0.53	0.53	0.49	0.42
Net realized and unrealized gain (loss) on investments	1.21	(2.41)	(0.01)	0.17	(0.39)
Total from investment operations	1.75	(1.88)	0.52	0.66	0.03
Distributions:
Net investment income	(0.55)	(0.52)	(0.53)	(0.49)	(0.45)
Total distributions	(0.55)	(0.52)	(0.53)	(0.49)	(0.45)
Net asset value, end of period	$6.71	$5.51	$7.91	$7.92	$7.75
Total Return(b)	33.90%	(25.01)%	6.63%	8.84%	0.30%
Net assets at end of period (in thousands)	$51,777	$21,634	$35,066	$39,991	$50,945
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.96%	1.97%	2.03%	2.04%	2.00%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.90%	1.90%	1.83%	1.89%	2.00%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.90%	1.90%	1.83%	1.89%	2.00%
Ratio of net investment income to average net assets	9.41%	7.30%	6.58%	6.15%	5.18%
Portfolio turnover rate(d)	182%	111%	145%	147%	113%

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The Hartford High Yield Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009	2008(a)	2007(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.53	$7.93	$8.25
Investment Operations:
Net investment income (loss)	0.61	0.60	0.26
Net realized and unrealized gain (loss) on investments	1.21	(2.40)	(0.33)
Total from investment operations	1.82	(1.80)	(0.07)
Distributions:
Net investment income	(0.61)	(0.60)	(0.25)
Total distributions	(0.61)	(0.60)	(0.25)
Net asset value, end of period	$6.74	$5.53	$7.93
Total Return(b)	35.30%	(24.11)%	(0.76	)%(f)
Net assets at end of period (in thousands)	$2,068	$777	$149
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.86%	0.82%	0.95	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.86%	0.82%	0.75	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.86%	0.82%	0.75	%(g)
Ratio of net investment income to average net assets	10.36%	8.82%	8.07	%(g)
Portfolio turnover rate(d)	182%	111%	145%

58

The Hartford High Yield Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009	2008(a)	2007(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.52	$7.93	$8.04
Investment Operations:
Net investment income (loss)	0.57	0.56	0.48
Net realized and unrealized gain (loss) on investments	1.22	(2.41)	(0.13)
Total from investment operations	1.79	(1.85)	0.35
Distributions:
Net investment income	(0.58)	(0.56)	(0.46)
Total distributions	(0.58)	(0.56)	(0.46)
Net asset value, end of period	$6.73	$5.52	$7.93
Total Return(b)	34.68%	(24.70)%	4.49	%(f)
Net assets at end of period (in thousands)	$166	$14	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.69%	1.63%	1.66	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.40%	1.40%	1.40	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.40%	1.40%	1.40	%(g)
Ratio of net investment income to average net assets	9.89%	7.93%	6.99	%(g)
Portfolio turnover rate(d)	182%	111%	145%

59

The Hartford High Yield Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009	2008(a)	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.53	$7.93	$8.04
Investment Operations:
Net investment income (loss)	0.59	0.59	0.50
Net realized and unrealized gain (loss) on investments	1.21	(2.41)	(0.13)
Total from investment operations	1.80	(1.82)	0.37
Distributions:
Net investment income	(0.60)	(0.58)	(0.48)
Total distributions	(0.60)	(0.58)	(0.48)
Net asset value, end of period	$6.73	$5.53	$7.93
Total Return(b)	34.83%	(24.32)%	4.75	%(f)
Net assets at end of period (in thousands)	$18	$8	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.36%	1.19%	1.34	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.10%	1.10%	1.10	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.10%	1.10%	1.10	%(g)
Ratio of net investment income to average net assets	10.21%	8.15%	7.29	%(g)
Portfolio turnover rate(d)	182%	111%	145%

60

The Hartford High Yield Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009	2008(a)	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.53	$7.93	$8.04
Investment Operations:
Net investment income (loss)	0.60	0.60	0.52
Net realized and unrealized gain (loss) on investments	1.21	(2.40)	(0.13)
Total from investment operations	1.81	(1.80)	0.39
Distributions:
Net investment income	(0.61)	(0.60)	(0.50)
Total distributions	(0.61)	(0.60)	(0.50)
Net asset value, end of period	$6.73	$5.53	$7.93
Total Return(b)	35.11%	(24.16)%	4.96	%(f)
Net assets at end of period (in thousands)	$11	$8	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.89%	0.90%	1.06	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.89%	0.90%	0.85	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.89%	0.90%	0.85	%(g)
Ratio of net investment income to average net assets	10.46%	8.35%	7.54	%(g)
Portfolio turnover rate(d)	182%	111%	145%

61

The Hartford High Yield Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009	2008(a)	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.53	$7.93	$7.92	$7.75	$8.17
Investment Operations:
Net investment income (loss)	0.61	0.60	0.71	0.58	0.52
Net realized and unrealized gain (loss) on investments	1.21	(2.40)	(0.09)	0.17	(0.40)
Total from investment operations	1.82	(1.80)	0.62	0.75	0.12
Distributions:
Net investment income	(0.62)	(0.60)	(0.61)	(0.58)	(0.54)
Total distributions	(0.62)	(0.60)	(0.61)	(0.58)	(0.54)
Net asset value, end of period	$6.73	$5.53	$7.93	$7.92	$7.75
Total Return(b)	35.21%	(24.09)%	7.96%	10.11%	1.43%
Net assets at end of period (in thousands)	$49,568	$13,394	$4,897	$24,374	$25,974
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.79%	0.79%	0.87%	0.88%	0.87%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.79%	0.79%	0.67%	0.73%	0.87%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.79%	0.79%	0.67%	0.73%	0.87%
Ratio of net investment income to average net assets	10.50%	8.57%	7.62%	7.33%	6.40%
Portfolio turnover rate(d)	182%	111%	145%	147%	113%

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The Hartford High Yield Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	I shares commenced operations on May 31, 2007.
(f)	Not annualized.
(g)	Annualized.
(h)	R3 shares commenced operations on December 22, 2006.
(i)	R4 shares commenced operations on December 22, 2006.
(j)	R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006	October 31, 2005
A	1.15%	1.15%	1.15%		1.20%	1.33%
B	1.80%	1.87%	1.90%		1.94%	2.10%
C	1.90%	1.90%	1.83%		1.89%	2.00%
I	0.86%	0.82%	0.75	%(a)
R3	1.40%	1.40%	1.40	%(b)
R4	1.10%	1.10%	1.10	%(c)
R5	0.89%	0.90%	0.85	%(d)
Y	0.79%	0.79%	0.67%		0.73%	0.87%

(a)	Commencement of operations on May 31, 2007.
(b)	Commencement of operations on December 22, 2006.
(c)	Commencement of operations on December 22, 2006.
(d)	Commencement of operations on December 22, 2006.

63

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

64

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-HY10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford High Yield Municipal Bond Fund

Prospectus

March 1, 2010

Class	Ticker
A	HHMAX
B	HHMBX
C	HHMCX
I	HHMIX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to provide a high level of current income which is generally exempt from federal income taxes.  Capital appreciation is a secondary objective.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I
Management fees	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—
Other expenses	0.12%	0.20%	0.14%	0.14%
Acquired Fund fees and expenses	0.03%	0.03%	0.03%	0.03%
Total annual fund operating expenses(1)	0.95%	1.78%	1.72%	0.72%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.00% (Class A), 1.75% (Class B), 1.75% (Class C) and 0.75% (Class I).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$543	$739	$952	$1,564
B	$681	$860	$1,164	$1,876
C	$275	$542	$933	$2,030
I	$74	$230	$401	$894

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$543	$739	$952	$1,564
B	$181	$560	$964	$1,876
C	$175	$542	$933	$2,030
I	$74	$230	$401	$894

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing in investment grade and non-investment grade municipal securities that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), considers to be attractive from a yield perspective while considering total return.  At least 80% of the Fund’s assets must be invested in municipal securities, and up to 100% of the Fund’s securities may be invested in non-investment grade municipal securities.  The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax.  The Fund may also utilize derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes.  The Fund may also invest in variable rate bonds known as “inverse floaters” which pay interest at rates which bear an inverse relationship to changes in short-term market interest rates.  The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.

5

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Alternative Minimum Tax Risk - The fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk — Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Municipal Securities Risk - State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

6

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers.  Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   13.39% (3rd quarter, 2009)   Lowest  -15.95% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

7

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09

(including sales charges)

		Lifetime
Share Classes	1 Year	(since 05/31/07)
Class A - Return Before Taxes	23.17%	-4.56%
- After Taxes on Distributions	20.74%	-6.44%
- After Taxes on Distributions and Sale of Fund Shares	14.90%	-4.94%
Share Classes (Return Before Taxes)
Class B	22.79%	-4.66%
Class C	26.81%	-3.59%
Class I	29.22%	-2.59%
Barclays Capital Municipal Bond Non-Investment Grade Index (reflects no deduction for fees, expenses or taxes)	32.72%	-2.89%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Christopher Bade	Vice President	2007
Joseph Darcy	Executive Vice President	2010

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford

8

Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains.  In addition, interest on certain bonds may be subject to the federal alternative minimum tax.  To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to provide a high level of current income which is generally exempt from federal income taxes.  Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing in investment grade and non-investment grade municipal securities that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), considers to be attractive from a yield perspective while considering total return.  At least 80% of the Fund’s assets must be invested in municipal securities, and up to 100% of the Fund’s securities may be invested in non-investment grade municipal securities.  The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax.  The Fund may also utilize derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes.  The Fund may also invest in variable rate bonds known as “inverse floaters” which pay interest at rates which bear an inverse relationship to changes in short-term market interest rates.  The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.

Non-investment grade municipal securities are securities issued by state and local governments and their agencies or instrumentalities that are rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality.  Non-investment grade securities are commonly referred to as “high yield - high risk” or “junk bonds.”  Although the Fund does not have restrictions regarding maturity, the Fund tends to have an average maturity of 5-25 years.

The overall investment approach of Hartford Investment Management’s team emphasizes security selection and maturity management.  The investment team uses what is sometimes referred to as a top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy.  The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The Fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the Fund.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Alternative Minimum Tax Risk - The fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax.

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Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk — Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Municipal Securities Risk - State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers.  Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

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Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Inverse Floater Risk - Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

Taxable Income Risk — Investments in derivatives may subject the fund to income that is taxable when distributed to shareholders.  Additionally, if the fund invests some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions, a portion of the fund’s income could be subject to federal or state income tax.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which

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would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

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·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable

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Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

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·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

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About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets  in investments the income of which is exempt from federal income tax (while the Fund’s name suggests investment in municipal bonds, Rule 35d-1 does not apply to the “High Yield” portion of the Fund’s name). This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket.  The Fund’s policy to invest at least 80% of its assets in such a manner is a “fundamental” one, which means that it may not be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of

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equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Joseph Darcy, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since February 1, 2010.  Mr. Darcy, an investment professional since 1980, joined Hartford Investment Management in 2010. Mr. Darcy was with BNYMellon Asset Management from 1994 until joining Hartford Investment Management, most recently as a Senior VP and Senior

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Portfolio Manager, Tax-exempt Asset Management. Prior to BNYMellon Asset Management, Mr. Darcy was a Vice President and Portfolio Manager, Tax-Exempt Asset Management, with Merrill Lynch Asset Management. Mr. Darcy also held positions with Chemical Bank and Prudential Securities in Institutional Sales, Marketing, and Municipal Trading.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.48% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $500 million, 0.475% of the next $4 billion, 0.455% of the next $5 billion and 0.445% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

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effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares —Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$50,000 — $ 99,999	4.00%	4.17%	3.50%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

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For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

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Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The

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Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

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(6)          after separation from service for employer sponsored retirement plans, and

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or

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charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

45

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

46

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxes On Distributions

The Fund intends to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as exempt-interest dividends.  These dividends are not subject to regular federal income tax. However, the fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders’ Alternative Minimum Tax. The Fund expects that its distributions will consist primarily of exempt-interest dividends. The Fund’s exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any

51

short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

Tax exempt income received by a tax-deferred retirement account will generally be taxable when distributed from the tax-deferred retirement account.  As a result, any retirement plan investor should consider whether the Fund is an appropriate investment.  Tax-exempt income is include when determining whether Social Security and railroad retirement benefits are taxable

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Index:

The Barclays Capital Municipal Non-Investment Grade Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford High Yield Municipal Bond Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008	2007(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.27	$9.46	$10.00
Investment Operations:
Net investment income (loss)	0.42	0.49	0.20
Net realized and unrealized gain (loss) on investments	0.76	(2.19)	(0.54)
Total from investment operations	1.18	(1.70)	(0.34)
Distributions:
Net investment income	(0.43)	(0.49)	(0.20)
Total distributions	(0.43)	(0.49)	(0.20)
Net asset value, end of period	$8.02	$7.27	$9.46
Total Return(b)	16.93%	(18.60)%	(3.41	)%(c)
Net assets at end of period (in thousands)	$222,328	$171,281	$46,261
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.92%	0.92%	1.03	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.85%	0.40%	0.25	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.85%	0.40%	0.25	%(e)
Ratio of net investment income to average net assets	5.81%	5.61%	4.83	%(e)
Portfolio turnover rate(f)	26%	65%	23%

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The Hartford High Yield Municipal Bond Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008	2007(g)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.26	$9.46	$10.00
Investment Operations:
Net investment income (loss)	0.36	0.42	0.17
Net realized and unrealized gain (loss) on investments	0.76	(2.19)	(0.54)
Total from investment operations	1.12	(1.77)	(0.37)
Distributions:
Net investment income	(0.37)	(0.43)	(0.17)
Total distributions	(0.37)	(0.43)	(0.17)
Net asset value, end of period	$8.01	$7.26	$9.46
Total Return(b)	16.00%	(19.36)%	(3.71	)%(c)
Net assets at end of period (in thousands)	$7,523	$4,664	$1,333
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.75%	1.73%	1.82	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.68%	1.19%	1.00	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.68%	1.19%	1.00	%(e)
Ratio of net investment income to average net assets	4.97%	4.81%	4.05	%(e)
Portfolio turnover rate(f)	26%	65%	23%

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The Hartford High Yield Municipal Bond Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008	2007(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.27	$9.46	$10.00
Investment Operations:
Net investment income (loss)	0.37	0.42	0.17
Net realized and unrealized gain (loss) on investments	0.75	(2.18)	(0.54)
Total from investment operations	1.12	(1.76)	(0.37)
Distributions:
Net investment income	(0.37)	(0.43)	(0.17)
Total distributions	(0.37)	(0.43)	(0.17)
Net asset value, end of period	$8.02	$7.27	$9.46
Total Return(b)	16.04%	(19.24)%	(3.71	)%(c)
Net assets at end of period (in thousands)	$111,097	$76,650	$11,236
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.69%	1.70%	1.81	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.62%	1.17%	1.00	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.62%	1.17%	1.00	%(e)
Ratio of net investment income to average net assets	5.04%	4.86%	4.19	%(e)
Portfolio turnover rate(f)	26%	65%	23%

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The Hartford High Yield Municipal Bond Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009	2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.27	$9.47	$10.00
Investment Operations:
Net investment income (loss)	0.44	0.51	0.21
Net realized and unrealized gain (loss) on investments	0.76	(2.19)	(0.53)
Total from investment operations	1.20	(1.68)	(0.32)
Distributions:
Net investment income	(0.44)	(0.52)	(0.21)
Total distributions	(0.44)	(0.52)	(0.21)
Net asset value, end of period	$8.03	$7.27	$9.47
Total Return(b)	17.30%	(18.50)%	(3.21	)%(c)
Net assets at end of period (in thousands)	$70,162	$54,029	$6,879
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.69%	0.69%	0.80	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.62%	0.17%	—	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.62%	0.17%	—	%(e)
Ratio of net investment income to average net assets	6.04%	5.84%	5.22	%(e)
Portfolio turnover rate(f)	26%	65%	23%

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The Hartford High Yield Municipal Bond Fund

Financial Highlights - Footnotes

(a)          A shares became available to the public on May 31, 2007.

(b)         Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(c)          Not annualized.

(d)         Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)

(e)          Annualized.

(f)            Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(g)         B shares became available to the public on May 31, 2007.

(h)         C shares became available to the public on May 31, 2007.

(i)             I shares became available to the public on May 31, 2007.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007
A	0.85%	0.40%	0.25	%(a)
B	1.68%	1.19%	1.00	%(b)
C	1.62%	1.17%	1.01	%(c)
I	0.62%	0.17%	—	%(d)

(a)   Commencement of operations on May 31, 2007.

(b)   Commencement of operations on May 31, 2007.

(c)   Commencement of operations on May 31, 2007.

(d)   Commencement of operations on May 31, 2007.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

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Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-HYM10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Income Fund

Prospectus

March 1, 2010

Class	Ticker
A	HTIAX
B	HTIBX
C	HTICX
Y	HTIYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD INCOME FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	Y
Management fees	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—
Other expenses	0.28%	0.41%	0.21%	0.09%
Total annual fund operating expenses	1.08%	1.96%	1.76%	0.64%
Less: Contractual expense reimbursement(1)	0.08%	0.21%	0.01%	—
Net operating expenses(1)	1.00%	1.75%	1.75%	0.64%

(1)  Hartford Investment Financial Services, LLC (“HIFSCO”) has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class B), 1.75% (Class C) and 0.75% (Class Y). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  HASCO’s contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the Fund.

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EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$547	$770	$1,011	$1,701
B	$678	$895	$1,238	$2,040
C	$278	$553	$953	$2,072
Y	$65	$205	$357	$798

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$547	$770	$1,011	$1,701
B	$178	$595	$1,038	$2,040
C	$178	$553	$953	$2,072
Y	$65	$205	$357	$798

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 178% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks its goal by investing primarily in a diversified portfolio consisting predominantly of marketable debt securities that the sub-adviser, Hartford Investment management Company (“Hartford Investment Management”), considers to be attractive from a yield perspective while considering total return.  The Fund invests, under normal circumstances, at least 65% of its total assets in securities rated “A” quality or better and may invest up to 35% of its total assets in non-investment grade debt securities.  The Fund invests at least 65% of its total assets in debt securities with a maturity of at least one year.  Debt securities in which the Fund may invest include asset-backed and mortgage related securities.  The Fund may invest up to 15% of its total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  Additionally, the Fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities.  The Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.  The

5

Fund may also utilize derivatives to manage portfolio risk or for other investment purposes and may trade securities actively.  While the Fund will not make direct purchases of common stock, from time to time the Fund will hold positions in common stock as a result of certain events, such as, among other things, the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Fund.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

6

Liquidity Risk — Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest    8.77% (2nd quarter, 2009)   Lowest  -5.93% (3rd quarter, 2008)

7

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09

(including sales charges)

			Lifetime
Share Classes	1 Year	5 Years	(since 10/31/02)
Class A - Return Before Taxes	14.78%	2.23%	4.03%
- After Taxes on Distributions	12.71%	0.34%	2.14%
- After Taxes on Distributions and Sale of Fund Shares	9.48%	0.78%	2.33%
Share Classes (Return Before Taxes)
Class B	14.48%	2.07%	3.94%
Class C	18.41%	2.39%	3.96%
Class Y	20.74%	3.46%	3.99%
Barclays Capital U.S Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	4.94%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
William H. Davison, Jr.	Managing Director	2002
Michael Gray, CFA	Managing Director	2008
Christopher J. Zeppieri, CFA	Vice President	2008

8

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks its goal by investing primarily in a diversified portfolio consisting predominantly of marketable debt securities that the sub-adviser, Hartford Investment management Company (“Hartford Investment Management”), considers to be attractive from a yield perspective while considering total return.  The Fund invests, under normal circumstances, at least 65% of its total assets in securities rated “A” quality or better and may invest up to 35% of its total assets in non-investment grade debt securities.  The Fund invests at least 65% of its total assets in debt securities with a maturity of at least one year.  Debt securities in which the Fund may invest include asset-backed and mortgage related securities.  The Fund may invest up to 15% of its total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  Additionally, the Fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities.  The Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.  The Fund may also utilize derivatives to manage portfolio risk or for other investment purposes and may trade securities actively.  While the Fund will not make direct purchases of common stock, from time to time the Fund will hold positions in common stock as a result of certain events, such as, among other things, the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Fund.

Securities rated “A” quality or better are securities that are rated at the time of purchase within the three highest categories assigned by Moody’s (“Aaa”, “Aa” or “A”) or S&P (“AAA”, “AA” or “A”) or Fitch (“AAA”, “AA” or “A”) or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these three highest categories.  Non-investment grade debt securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality.  Debt securities rated below investment grade are commonly referred to as “high yield - high risk securities” or “junk bonds.”

Bonds in which the Fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as

10

development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

Although the Fund does not have a maximum maturity term restriction, the Fund tends to have a dollar-weighted average maturity of approximately 3-30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy.  The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.  For individual securities, Hartford Investment Management assesses such factors as a company’s business environment, balance sheet, income statement, anticipated earnings, management team, and security structure.

The Fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign

11

regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk — Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value.  This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

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Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower’s insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Volatility Risk - Share price, yield and total return may fluctuate more than with less aggressive fixed-income funds.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

13

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

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Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

15

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any

16

over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information

17

(“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Prior to joining the firm, Mr. Davison was Vice President of Corporate Finance with Shawmut National Corporation.

Michael Gray, CFA, Managing Director of Hartford Investment Management, has been involved in portfolio management of the fund since July 2008. Mr. Gray joined Hartford Investment Management in 2006. Previously, Mr. Gray was managing director and global head of credit research at Credit Suisse Asset Management.

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Prior to Credit Suisse, Mr. Gray served in similar capacities at Deutsche Asset Management and UBS Warburg.

Christopher J. Zeppieri, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since June 2008.  Mr. Zeppieri joined Hartford Investment Management in 2006.  Prior to joining the firm, he served as Fixed Income Strategist for Los Angeles-based Payden & Rygel.  Mr. Zeppieri has been an investment professional since 1998.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.55% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $4.5 billion, 0.480% of the next $5 billion and 0.470% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)	A member of the group of funds referred to as the Asset Allocation Funds
(2)	Non-diversified fund
(3)	A member of the group of funds referred to as the Hartford Fixed Income Funds
(4)	A member of the group of funds referred to as the Target Retirement Funds
(5)	Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

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effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares —Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)	As a percentage of the Fund’s average net assets.
(2)	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.
(3)	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

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For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

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Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The

27

Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

28

(6)  after separation from service for employer sponsored retirement plans, and

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or

29

charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

31

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

32

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

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example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

46

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

49

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates

51

on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class Y shares commenced operations on November 28, 2003.  Accordingly, the “Lifetime” performance shown for Class Y is since that date.

Index:

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Income Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.28	$10.14	$10.33	$10.24	$10.72
Investment Operations:
Net investment income (loss)	0.48	0.54	0.57	0.54	0.51
Net realized and unrealized gain (loss) on investments	1.27	(1.87)	(0.19)	0.08	(0.44)
Total from investment operations	1.75	(1.33)	0.38	0.62	0.07
Distributions:
Net investment income	(0.49)	(0.53)	(0.57)	(0.53)	(0.51)
Net realized gain on investments	—	—	—	—	(0.04)
Total distributions	(0.49)	(0.53)	(0.57)	(0.53)	(0.55)
Net asset value, end of period	$9.54	$8.28	$10.14	$10.33	$10.24
Total Return(a)	21.83%	(13.71)%	3.77%	6.24%	0.70%
Net assets at end of period (in thousands)	$111,456	$81,569	$98,047	$37,168	$28,942
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.08%	1.02%	1.08%	1.21%	1.20%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	5.46%	5.53%	5.72%	5.35%	4.80%
Portfolio turnover rate(c)	178%	177%	147%	175%	188%

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The Hartford Income Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.28	$10.14	$10.33	$10.24	$10.72
Investment Operations:
Net investment income (loss)	0.42	0.47	0.50	0.46	0.43
Net realized and unrealized gain (loss) on investments	1.26	(1.87)	(0.20)	0.08	(0.43)
Total from investment operations	1.68	(1.40)	0.30	0.54	—
Distributions:
Net investment income	(0.43)	(0.46)	(0.49)	(0.45)	(0.44)
Net realized gain on investments	—	—	—	—	(0.04)
Total distributions	(0.43)	(0.46)	(0.49)	(0.45)	(0.48)
Net asset value, end of period	$9.53	$8.28	$10.14	$10.33	$10.24
Total Return(a)	20.85%	(14.36)%	3.00%	5.45%	(0.04)%
Net assets at end of period (in thousands)	$10,389	$7,779	$9,837	$7,224	$5,973
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.96%	1.91%	1.95%	2.06%	2.06%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.67%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.67%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets	4.74%	4.79%	4.92%	4.60%	4.05%
Portfolio turnover rate(c)	178%	177%	147%	175%	188%

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The Hartford Income Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.30	$10.16	$10.35	$10.26	$10.74
Investment Operations:
Net investment income (loss)	0.42	0.47	0.50	0.46	0.43
Net realized and unrealized gain (loss) on investments	1.25	(1.87)	(0.19)	0.08	(0.43)
Total from investment operations	1.67	(1.40)	0.31	0.54	—
Distributions:
Net investment income	(0.42)	(0.46)	(0.50)	(0.45)	(0.44)
Net realized gain on investments	—	—	—	—	(0.04)
Total distributions	(0.42)	(0.46)	(0.50)	(0.45)	(0.48)
Net asset value, end of period	$9.55	$8.30	$10.16	$10.35	$10.26
Total Return(a)	20.76%	(14.34)%	3.01%	5.44%	(0.03)%
Net assets at end of period (in thousands)	$23,237	$13,007	$14,263	$8,101	$5,142
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.76%	1.76%	1.82%	1.96%	1.96%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets	4.66%	4.79%	4.92%	4.61%	4.05%
Portfolio turnover rate(c)	178%	177%	147%	175%	188%

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The Hartford Income Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.27	$10.12	$10.32	$10.24	$10.72
Investment Operations:
Net investment income (loss)	0.51	0.57	0.60	0.56	0.52
Net realized and unrealized gain (loss) on investments	1.25	(1.86)	(0.20)	0.08	(0.42)
Total from investment operations	1.76	(1.29)	0.40	0.64	0.10
Distributions:
Net investment income	(0.51)	(0.56)	(0.60)	(0.56)	(0.54)
Net realized gain on investments	—	—	—	—	(0.04)
Total distributions	(0.51)	(0.56)	(0.60)	(0.56)	(0.58)
Net asset value, end of period	$9.52	$8.27	$10.12	$10.32	$10.24
Total Return(a)	22.07%	(13.37)%	3.97%	6.41%	0.98%
Net assets at end of period (in thousands)	$109,639	$139,935	$213,417	$60,690	$16,431
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.64%	0.63%	0.68%	0.78%	0.79%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.64%	0.63%	0.68%	0.70%	0.70%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.64%	0.63%	0.68%	0.70%	0.70%
Ratio of net investment income to average net assets	5.88%	5.85%	5.95%	5.63%	5.16%
Portfolio turnover rate(c)	178%	177%	147%	175%	188%

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The Hartford Income Fund

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(b)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
A	0.95%	0.95%	0.95%	0.95%	0.95%
B	1.67%	1.70%	1.70%	1.70%	1.70%
C	1.70%	1.70%	1.70%	1.70%	1.70%
Y	0.64%	0.63%	0.68%	0.70%	0.70%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

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Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-IN10 March 1, 2010

61

THE HARTFORD MUTUAL FUNDS

The Hartford Inflation Plus Fund

Prospectus

March 1, 2010

Class	Ticker
A	HIPAX
B	HIPBX
C	HIPCX
L	HIPLX
I	HIPIX
R3	HIPRX
R4	HIPSX
R5	HIPTX
Y	HIPYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD INFLATION PLUS FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	L	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	4.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None (under $1 million invested)	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	L	I	R3	R4	R5	Y
Management fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	—	0.50%	0.25%	—	—
Other expenses	0.19%	0.23%	0.17%	0.06%	0.22%	0.36%	0.25%	0.24%	0.07%
Total annual fund operating expenses	0.96%	1.75%	1.69%	0.83%	0.74%	1.38%	1.02%	0.76%	0.59%
Less: Contractual expense reimbursement(1)	0.06%	0.10%	0.04%	0.02%	0.09%	0.13%	0.02%	—	—
Net operating expenses(1)	0.90%	1.65%	1.65%	0.81%	0.65%	1.25%	1.00%	0.76%	0.59%

(1)               Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.90% (Class A), 1.65% (Class B), 1.65% (Class C), 0.65% (Class I), 0.90% (Class L), 1.25% (Class R3), 1.00% (Class R4), 0.81% (Class R5) and 0.65% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has

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contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$538	$736	$951	$1,570
B	$668	$841	$1,140	$1,845
C	$268	$529	$914	$1,994
L	$529	$701	$888	$1,427
I	$66	$227	$403	$910
R3	$127	$424	$743	$1,646
R4	$102	$323	$561	$1,246
R5	$78	$243	$422	$942
Y	$60	$189	$329	$738

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$538	$736	$951	$1,570
B	$168	$541	$940	$1,845
C	$168	$529	$914	$1,994
L	$529	$701	$888	$1,427
I	$66	$227	$403	$910
R3	$127	$424	$743	$1,646
R4	$102	$323	$561	$1,246
R5	$78	$243	$422	$942
Y	$60	$189	$329	$738

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 145% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in inflation-protected debt securities that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), considers to be

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attractive from a real yield perspective consistent with total return.  The Fund normally invests at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury.  The Fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments.  The Fund will also opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities.  The Fund normally invests at least 80% of its net assets in securities of “investment grade” quality.  The Fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers.  The Fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities.  The Fund may trade securities actively.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

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Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Inflation-Protected Debt Securities Risk - Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

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Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     5.72% (1st quarter, 2008) Lowest -3.51% (3rd quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average annual total returns for periods ending 12/31/09

(including sales charges)

			Lifetime
	1 Year	5 Years	(since 10/31/02)
Share Classes
Class A - Return Before Taxes	5.36%	3.48%	4.75%
- After Taxes on Distributions	4.93%	2.18%	3.48%
- After Taxes on Distributions and Sale of Fund Shares	3.48%	2.19%	3.32%
Share Classes (Return Before Taxes)
Class B	4.47%	3.29%	4.66%
Class C	8.57%	3.66%	4.67%
Class L	5.36%	3.48%	4.75%
Class I	10.55%	4.66%	5.58%
Class R3	9.83%	4.28%	4.87%
Class R4	10.28%	4.45%	5.02%
Class R5	10.43%	4.61%	5.15%
Class Y	10.67%	4.70%	5.23%
Barclays Capital US TIPS Index (reflects no deduction for fees, expenses or taxes)	11.41%	4.63%	6.05%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
John Hendricks	Senior Vice President	2007

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors. Minimum investment amounts may be waived for certain accounts.

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Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class L	Closed to new investors	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in inflation-protected debt securities that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), considers to be attractive from a real yield perspective consistent with total return.  The Fund normally invests at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury.  The Fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments.  The Fund will also opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities.  The Fund normally invests at least 80% of its net assets in securities of “investment grade” quality.  The Fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers.  The Fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities.  The Fund may trade securities actively.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy.  Hartford Investment Management then selects securities to buy or sell from selected sectors and industries that, from a real yield perspective, appear either attractive or unattractive.  For individual securities, Hartford Investment Management assesses such factors as a company’s business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.  An economic cycle refers to the period between recessions.

Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies.  The fund may also utilize securities lending arrangements and reverse repurchase transactions.  The fund may utilize derivatives to manage portfolio risk or for other investment purposes.

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“Investment grade” quality means securities that are rated at the time of purchase within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”) or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories.  Non-investment grade securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality.  Debt securities rated below investment grade are commonly referred to as “high yield - high risk securities” or “junk bonds”.  The fund normally will maintain an average credit quality that is equivalent to at least “Aa3” by Moody’s.  There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund’s portfolio.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

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Inflation-Protected Debt Securities Risk - Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value.  This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

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Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Liquidity Risk — Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower’s insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Reverse Repurchase Agreements Risk - Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund’s net asset value.

Volatility Risk - Share price, yield and total return may fluctuate more than with less aggressive fixed-income funds.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

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Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

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·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as

16

amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to

17

bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see “Valuation of Shares”

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they

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have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

John Hendricks, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007.  Mr. Hendricks joined the Hartford Investment Management in 2005 as a fixed-income trader specializing in Treasury and agency securities.  Prior to joining Hartford Investment Management, Mr. Hendricks worked for Fidelity Capital Markets in Boston where his primary responsibility was proprietary trading strategies for the firm.  Prior to Fidelity, Mr. Hendricks was a Vice President with State Street Bank in their Global Markets group.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the

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extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.52% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $4.5 billion, 0.480% of the next $5 billion and 0.470% in excess of $10 billion annually of the Fund’s average daily net assets.

EXPENSE CAPS AND WAIVERS.  The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.”

HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class B), 1.75% (Class C), 0.75% (Class I), 1.00% (Class L), 1.25% (Class R3), 1.00% (Class R4), 0.85% (Class R5) and 0.75% (Class Y).

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)          A member of the group of funds referred to as the Asset Allocation Funds

(2)          Non-diversified fund

(3)          A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)          A member of the group of funds referred to as the Target Retirement Funds

(5)          Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

23

so by accessing their account at www.hartformutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class L Shares — You may make additional investments (minimum $50) in Class L shares of the Fund only if you were a shareholder of the Fund and share class on February 15, 2002, and only so long as you remain invested in the Fund and class.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual

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Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under	1.00%	None

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		the subheading “How Sales Charges are Calculated”
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class L	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A and Class L sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

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Class L

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.25%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class L shares may be made with no front-end sales charge. However, there is a CDSC of 1.00% on any shares sold within 18 months of purchase. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers.  The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds.  This commission schedule may also apply to certain sales of Class A and Class L shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

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For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A, Class C and Class L shares

Reducing Your Class A and Class L Sales Charges There are several ways you can combine multiple purchases of Class A and Class L shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family

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member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A and Class L shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information

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about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)          after separation from service for employer sponsored retirement plans, and

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A, Class C or Class L shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.  Class L shares may be offered without front-end sales charges to the following individuals and institutions that owned Class L shares of the Fund on February 15, 2002.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

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·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months),

·                  FOR CLASS A SHARES ONLY — college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months), and

·                  FOR CLASS L SHARES ONLY — as described further in the SAI, certain other individuals who owned shares of the Fund as of February 15, 2002.

For Class L shares only — The above individuals and institutions remain eligible for the waiver of the front-end sales charge on Class L shares of the Fund only for as long as they remain invested in the Fund and class.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartformutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class L, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class L, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain

32

other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class L Plan Pursuant to the Class L Plan, the Fund may compensate HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class L shares. The entire fee will be used for distribution-related expenses.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as

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partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

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Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

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·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

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Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand

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Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

·                  Class L shares — $50 subsequent investment minimum (not open to new investors).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

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4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C, Class L and Class Y Shares:

·                  On the Web (Class A, Class C and Class L only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note

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specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire — For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C, Class L and Class Y Shares:

·                  On the Web (Class A, Class B, Class C and Class L only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

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·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B, Class C and Class L shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000.  Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check.  Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000

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to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B, Class C or Class L shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) —  403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts —  Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

When requesting a redemption of Class L shares, a $50 minimum balance for qualified accounts and a $1,000 minimum balance for non-qualified accounts is required in order to leave the account open.  To sell shares through a systematic withdrawal plan, see “Additional Investor Services”.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.  For Class L shares, as long as you remain invested in Class L shares of the Fund and other Hartford Mutual Funds, you can exchange the Fund’s Class L shares for the corresponding class of shares of the other Hartford Mutual Funds in which you are invested.  If you want to exchange Class L shares of the Fund into a Hartford Mutual Fund and class that you are not otherwise invested in, you must exchange

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into the Class A shares of that fund.  You may exchange Class L shares of the Fund with the Class A shares of any other Hartford Mutual Fund.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B, Class C or Class L shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B, Class C or Class L shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual

44

Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from

45

one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term

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market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt

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from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the

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determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C, Class L and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C, Class L and Class Y — In general, you will receive account statements as follows:

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·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B, Class C and Class L

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application.  To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford

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Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).   HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates

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on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class L shares commenced operations on February 19, 2010.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class Y shares commenced operations on November 28, 2003, while Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance between November 28, 2003 and December 22, 2006 reflects Class Y share performance and operating expenses.  Accordingly, the “Lifetime” performance shown for Class Y, Class R3, Class R4 and Class R5 is since the commencement of Class Y shares operations on November 28, 2003.

Index:

The Barclays Capital U.S. TIPS Index (formerly known as the Lehman Brothers U.S. TIPS Index) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

54

FINANCIAL HIGHLIGHTS

No financial highlights are provided for Class L shares as that class had not yet commenced operations as of the date of October 31, 2009. However, the financial highlights below reflect information for Class A, B, C, I, R3, R4, R5 and Y shares of the Fund.  The financial highlights for the Fund’s Class L shares for the periods presented below would have been substantially similar to that shown because all of the Fund’s shares are invested in the same portfolio of securities. However, the actual financial highlights of the Class L shares for the periods presented below would have been different than the information shown because of differences in the expenses borne by each class of shares.

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

55

The Hartford Inflation Plus Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.78	$10.66	$10.44	$10.67	$10.95
Investment Operations:
Net investment income (loss)	0.09	0.60	0.39	0.49	0.41
Net realized and unrealized gain (loss) on investments	1.59	(0.87)	0.21	(0.26)	(0.18)
Total from investment operations	1.68	(0.27)	0.60	0.23	0.23
Distributions:
Net investment income	(0.07)	(0.61)	(0.38)	(0.43)	(0.42)
Net realized gain on investments	—	—	—	(0.03)	(0.09)
Total distributions	(0.07)	(0.61)	(0.38)	(0.46)	(0.51)
Net asset value, end of period	$11.39	$9.78	$10.66	$10.44	$10.67
Total Return(b)	17.20%	(3.08)%	5.86%	2.29%	2.10%
Net assets at end of period (in thousands)	$608,161	$307,863	$184,558	$282,362	$414,778
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.96%	1.01%	1.22%	1.02%	1.00%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.85%	0.91%	1.03%	0.95%	0.95%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.85%	0.85%	0.85%	0.95%	0.95%
Ratio of net investment income to average net assets	0.89%	5.60%	3.09%	4.50%	3.88%
Portfolio turnover rate(d)	145%	437%	608%	193%	71%

56

The Hartford Inflation Plus Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.76	$10.64	$10.45	$10.68	$10.96
Investment Operations:
Net investment income (loss)	(0.07)	0.53	0.29	0.40	0.33
Net realized and unrealized gain (loss) on investments	1.66	(0.88)	0.23	(0.25)	(0.18)
Total from investment operations	1.59	(0.35)	0.52	0.15	0.15
Distributions:
Net investment income	(0.05)	(0.53)	(0.33)	(0.35)	(0.34)
Net realized gain on investments	—	—	—	(0.03)	(0.09)
Total distributions	(0.05)	(0.53)	(0.33)	(0.38)	(0.43)
Net asset value, end of period	$11.30	$9.76	$10.64	$10.45	$10.68
Total Return(b)	16.30%	(3.81)%	5.05%	1.51%	1.33%
Net assets at end of period (in thousands)	$95,935	$75,789	$68,593	$92,340	$119,302
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.75%	1.80%	2.01%	1.82%	1.81%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.60%	1.66%	1.78%	1.70%	1.70%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.60%	1.60%	1.60%	1.70%	1.70%
Ratio of net investment income to average net assets	(0.64)%	4.82%	2.51%	3.76%	3.09%
Portfolio turnover rate(d)	145%	437%	608%	193%	71%

57

The Hartford Inflation Plus Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.75	$10.63	$10.44	$10.67	$10.96
Investment Operations:
Net investment income (loss)	(0.01)	0.52	0.29	0.40	0.33
Net realized and unrealized gain (loss) on investments	1.60	(0.87)	0.23	(0.25)	(0.19)
Total from investment operations	1.59	(0.35)	0.52	0.15	0.14
Distributions:
Net investment income	(0.05)	(0.53)	(0.33)	(0.35)	(0.34)
Net realized gain on investments	—	—	—	(0.03)	(0.09)
Total distributions	(0.05)	(0.53)	(0.33)	(0.38)	(0.43)
Net asset value, end of period	$11.29	$9.75	$10.63	$10.44	$10.67
Total Return(b)	16.32%	(3.82)%	5.05%	1.51%	1.24%
Net assets at end of period (in thousands)	$463,764	$241,305	$159,067	$247,091	$373,750
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.69%	1.75%	1.97%	1.78%	1.76%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.60%	1.66%	1.78%	1.70%	1.70%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.60%	1.60%	1.60%	1.70%	1.70%
Ratio of net investment income to average net assets	(0.07)%	4.86%	2.31%	3.72%	3.12%
Portfolio turnover rate(d)	145%	437%	608%	193%	71%

58

The Hartford Inflation Plus Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009(a)	2008	2007	2006(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.81	$10.68	$10.44	$10.48
Investment Operations:
Net investment income (loss)	0.19	0.62	0.31	0.05
Net realized and unrealized gain (loss) on investments	1.52	(0.85)	0.32	(0.05)
Total from investment operations	1.71	(0.23)	0.63	—
Distributions:
Net investment income	(0.07)	(0.64)	(0.39)	(0.04)
Total distributions	(0.07)	(0.64)	(0.39)	(0.04)
Net asset value, end of period	$11.45	$9.81	$10.68	$10.44
Total Return(b)	17.53%	(2.74)%	6.22%	0.04	%(f)
Net assets at end of period (in thousands)	$137,773	$27,135	$3,501	$18
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.74%	0.75%	0.71%	0.98	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.60%	0.65%	0.61%	0.70	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.60%	0.60%	0.58%	0.70	%(g)
Ratio of net investment income to average net assets	1.92%	5.28%	2.85%	4.43	%(g)
Portfolio turnover rate(d)	145%	437%	608%	193%

59

The Hartford Inflation Plus Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)	2008	2007(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.78	$10.67	$10.41
Investment Operations:
Net investment income (loss)	0.26	0.53	0.39
Net realized and unrealized gain (loss) on investments	1.38	(0.85)	0.22
Total from investment operations	1.64	(0.32)	0.61
Distributions:
Net investment income	(0.06)	(0.57)	(0.35)
Total distributions	(0.06)	(0.57)	(0.35)
Net asset value, end of period	$11.36	$9.78	$10.67
Total Return(b)	16.78%	(3.56)%	5.98	%(f)
Net assets at end of period (in thousands)	$5,355	$216	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.38%	1.43%	1.59	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.25%	1.30%	1.40	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.25%	1.25%	1.23	%(g)
Ratio of net investment income to average net assets	2.73%	5.63%	4.36	%(g)
Portfolio turnover rate(d)	145%	437%	608%

60

The Hartford Inflation Plus Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)	2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.79	$10.67	$10.41
Investment Operations:
Net investment income (loss)	0.30	0.57	0.41
Net realized and unrealized gain (loss) on investments	1.37	(0.86)	0.22
Total from investment operations	1.67	(0.29)	0.63
Distributions:
Net investment income	(0.06)	(0.59)	(0.37)
Total distributions	(0.06)	(0.59)	(0.37)
Net asset value, end of period	$11.40	$9.79	$10.67
Total Return(b)	17.14%	(3.23)%	6.15	%(f)
Net assets at end of period (in thousands)	$2,758	$17	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.02%	1.12%	1.28	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.00%	1.06%	1.15	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.00%	1.00%	0.99	%(g)
Ratio of net investment income to average net assets	3.07%	5.29%	4.61	%(g)
Portfolio turnover rate(d)	145%	437%	608%

61

The Hartford Inflation Plus Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)	2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.80	$10.68	$10.41
Investment Operations:
Net investment income (loss)	0.30	0.58	0.43
Net realized and unrealized gain (loss) on investments	1.39	(0.83)	0.22
Total from investment operations	1.69	(0.25)	0.65
Distributions:
Net investment income	(0.07)	(0.63)	(0.38)
Total distributions	(0.07)	(0.63)	(0.38)
Net asset value, end of period	$11.42	$9.80	$10.68
Total Return(b)	17.30%	(2.94)%	6.42	%(f)
Net assets at end of period (in thousands)	$258	$28	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.76%	0.75%	0.99	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.76%	0.75%	0.89	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.76%	0.70%	0.72	%(g)
Ratio of net investment income to average net assets	2.91%	4.92%	4.86	%(g)
Portfolio turnover rate(d)	145%	437%	608%

62

The Hartford Inflation Plus Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.80	$10.69	$10.45	$10.68	$10.97
Investment Operations:
Net investment income (loss)	0.02	0.66	0.38	0.51	0.47
Net realized and unrealized gain (loss) on investments	1.68	(0.91)	0.26	(0.25)	(0.22)
Total from investment operations	1.70	(0.25)	0.64	0.26	0.25
Distributions:
Net investment income	(0.07)	(0.64)	(0.40)	(0.46)	(0.45)
Net realized gain on investments	—	—	—	(0.03)	(0.09)
Total distributions	(0.07)	(0.64)	(0.40)	(0.49)	(0.54)
Net asset value, end of period	$11.43	$9.80	$10.69	$10.45	$10.68
Total Return(b)	17.44%	(2.90)%	6.23%	2.58%	2.29%
Net assets at end of period (in thousands)	$165,637	$138,292	$164,155	$140,796	$95,947
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.59%	0.65%	0.82%	0.68%	0.68%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.59%	0.65%	0.72%	0.68%	0.68%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.59%	0.60%	0.56%	0.68%	0.68%
Ratio of net investment income to average net assets	0.16%	5.85%	3.71%	5.05%	4.42%
Portfolio turnover rate(d)	145%	437%	608%	193%	71%

63

The Hartford Inflation Plus Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	I shares commenced operations on August 31, 2006.
(f)	Not annualized.
(g)	Annualized.
(h)	R3 shares commenced operations on December 22, 2006.
(i)	R4 shares commenced operations on December 22, 2006.
(j)	R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006		October 31, 2005
A	0.85%	0.85%	0.85%		0.95%		0.95%
B	1.60%	1.60%	1.60%		1.70%		1.70%
C	1.60%	1.60%	1.60%		1.70%		1.70%
I	0.60%	0.60%	0.58%		0.70	%(a)
R3	1.25%	1.25%	1.23	%(b)
R4	1.00%	1.00%	0.99	%(c)
R5	0.76%	0.70%	0.72	%(d)
Y	0.59%	0.60%	0.56%		0.68%		0.68%

(a)	Commencement of operations on August 31, 2006.
(b)	Commencement of operations on December 22, 2006.
(c)	Commencement of operations on December 22, 2006.
(d)	Commencement of operations on December 22, 2006.

64

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-IP10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford International Growth Fund

Prospectus

March 1, 2010

Class	Ticker
A	HNCAX
B	HNCBX
C	HNCCX
I	HNCJX
R3	HNCRX
R4	HNCSX
R5	HNCTX
Y	HNCYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD INTERNATIONAL GROWTH FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.68%	0.99%	0.64%	0.85%	0.66%	0.36%	0.54%	0.15%
Total annual fund operating expenses	1.83%	2.89%	2.54%	1.75%	2.06%	1.51%	1.44%	1.05%
Less: Contractual expense reimbursement(1)	0.23%	0.54%	0.19%	0.40%	0.21%	—	0.19%	—
Net operating expenses(1)	1.60%	2.35%	2.35%	1.35%	1.85%	1.51%	1.25%	1.05%

(1)

Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.60% (Class A), 2.35% (Class B), 2.35% (Class C), 1.35% (Class I), 1.85% (Class R3), 1.55% (Class R4), 1.25% (Class R5) and 1.20% (Class Y). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per

4

fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$704	$1,073	$1,466	$2,562
B	$738	$1,144	$1,676	$2,923
C	$338	$772	$1,333	$2,861
I	$137	$512	$912	$2,029
R3	$188	$625	$1,089	$2,373
R4	$154	$477	$824	$1,802
R5	$127	$437	$769	$1,708
Y	$107	$334	$579	$1,283

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$704	$1,073	$1,466	$2,562
B	$238	$844	$1,476	$2,923
C	$238	$772	$1,333	$2,861
I	$137	$512	$912	$2,029
R3	$188	$625	$1,089	$2,373
R4	$154	$477	$824	$1,802
R5	$127	$437	$769	$1,708
Y	$107	$334	$579	$1,283

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 392% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing in globally competitive growth companies within sectors with favorable industry trends, as selected by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal circumstances, the Fund invests at least 65% of its assets in equity securities, including non-dollar securities, of

5

foreign issuers.  The Fund diversifies its investments among a number of different sectors and countries throughout the world, with no limit on the amount of assets that may be invested in each sector or country.  Although some consideration is given to ensuring sector and country diversification, allocation of investments among sectors and countries is primarily the result of security selection.  The Fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may invest in a broad range of market capitalizations generally greater than $1 billion, but tends to focus on mid to large capitalization companies.  The Fund may trade securities actively.  The Fund employs a multiple portfolio manager structure whereby the portfolio is divided into segments, each under a separate portfolio manager or team with its own approach.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

6

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest       25.04% (2nd quarter, 2003)   Lowest  -27.32% (3rd quarter, 2008)

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AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

			Lifetime
	1 Year	5 Years	(since 04/30/01)
Share Classes
Class A - Return Before Taxes	20.97%	-3.65%	0.59%
- After Taxes on Distributions	20.22%	-5.02%	-0.26%
- After Taxes on Distributions and Sale of Fund Shares	13.62%	-3.36%	0.31%
Share Classes (Return Before Taxes)
Class B	22.40%	-3.53%	0.58%
Class C	26.03%	-3.29%	0.51%
Class I	28.43%	-2.31%	1.39%
Class R3	27.46%	-2.60%	1.41%
Class R4	28.08%	-2.39%	1.53%
Class R5	28.19%	-2.22%	1.64%
Class Y	28.72%	-2.09%	1.71%
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	29.91%	4.02%	3.45%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Jean-Marc Berteaux	Senior Vice President and Equity Portfolio Manager	2001
John Boselli, CFA	Director and Equity Portfolio Manager	2009
Matthew D. Hudson, CFA	Vice President and Equity Portfolio Manager	2006

8

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing in globally competitive growth companies within sectors with favorable industry trends, as selected by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal circumstances, the Fund invests at least 65% of its assets in equity securities, including non-dollar securities, of foreign issuers.  The Fund diversifies its investments among a number of different sectors and countries throughout the world, with no limit on the amount of assets that may be invested in each sector or country.  Although some consideration is given to ensuring sector and country diversification, allocation of investments among sectors and countries is primarily the result of security selection.  The Fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may invest in a broad range of market capitalizations generally greater than $1 billion, but tends to focus on mid to large capitalization companies.  The Fund may trade securities actively.  The Fund employs a multiple portfolio manager structure whereby the portfolio is divided into segments, each under a separate portfolio manager or team with its own approach.

Each investment approach is focused on capital appreciation, and together the investment strategies represent an opportunistic, diversified fund profile that invests in globally competitive growth companies within growing sectors.  The universe of mid to large capitalization companies based on the Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index (“MSCI EAFE Growth Index”) is researched by the team and global industry analysts to identify companies with industry leadership and strong management, above expected earnings growth, and clear earnings drivers.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging

10

Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

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Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

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·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

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·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

14

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

16

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

17

THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2009 and has been involved in portfolio management and securities analysis for the fund since 2001.  Mr. Berteaux joined Wellington Management as an investment professional in 2001.

John A. Boselli, CFA, Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2009 and for

18

clients of the firm for the past five years.  Mr. Boselli joined Wellington Management as an investment professional in 2002.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past five years.  Mr. Hudson joined Wellington Management as an investment professional in 2005.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.90% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.900% of the first $500 million, 0.850% of the next $500 million, 0.800% of the next $4 billion, 0.7975% of the next $5 billion and 0.795% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)   A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

21

so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)	As a percentage of the Fund’s average net assets.
(2)	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.
(3)	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)

Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

25

through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

26

value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

27

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

28

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

29

DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

30

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

31

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

32

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·      Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·      “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·      “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·      Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·      Provision of educational programs, including information and related support materials;

·      Hardware and software; and

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·      Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.     Read this prospectus carefully.

2.     Determine how much you want to invest.  The minimum initial investment is as follows:

·      Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·      Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·      Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.     Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.     Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·      On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·      By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·      In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·      By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·      On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·      By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·      By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·      By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

40

are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To:	Send Payments To:	Phone Number:
The Hartford Mutual Funds	The Hartford Mutual Funds	1-888-THE STAG (843-7824)or
P.O. Box 64387	P.O. Box 9140	contact your financial
St. Paul, MN 55164-0387	Minneapolis, MN 55480-9140	representative or plan
FAX: 888-802-0039	FAX: 888-802-0039	administrator for instructions and
assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

44

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

45

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

47

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

48

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

49

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

50

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Index:

The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (“MSCI EAFE Growth Index”) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

52

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford International Growth Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008(a)	2007(a)		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.07	$18.93	$14.93		$12.14	$11.59
Investment Operations:
Net investment income (loss)	0.08	0.05	0.02		0.02	0.07
Net realized and unrealized gain (loss) on investments	0.85	(9.50)	5.35		2.96	0.48
Total from investment operations	0.93	(9.45)	5.37		2.98	0.55
Distributions:
Net investment income	—	—	(0.01)		(0.05)	—
Net realized gain on investments	—	(2.41)	(1.36)		(0.14)	—
Total distributions	—	(2.41)	(1.37)		(0.19)	—
Net asset value, end of period	$8.00	$7.07	$18.93		$14.93	$12.14
Total Return(b)	13.15%	(56.94)%	39.31	%(c)	24.85%	4.74%
Net assets at end of period (in thousands)	$141,506	$181,826	$431,193		$213,186	$131,430
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.83%	1.48%	1.49%		1.70%	1.77%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.39%	1.48%	1.49%		1.60%	1.60%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.39%	1.48%	1.49%		1.60%	1.60%
Ratio of net investment income to average net assets	1.20%	0.36%	0.14%		0.12%	0.66%
Portfolio turnover rate(e)	392%	359%	242%		165%	183%

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The Hartford International Growth Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008(a)	2007(a)		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.65	$18.08	$14.42		$11.77	$11.32
Investment Operations:
Net investment income (loss)	0.05	(0.05)	(0.11)		(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	0.80	(8.97)	5.13		2.87	0.46
Total from investment operations	0.85	(9.02)	5.02		2.79	0.45
Distributions:
Net realized gain on investments	—	(2.41)	(1.36)		(0.14)	—
Total distributions	—	(2.41)	(1.36)		(0.14)	—
Net asset value, end of period	$7.50	$6.65	$18.08		$14.42	$11.77
Total Return(b)	12.78%	(57.28)%	38.11	%(c)	23.95%	3.98%
Net assets at end of period (in thousands)	$17,558	$19,208	$51,577		$33,252	$22,304
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.89%	2.39%	2.36%		2.56%	2.66%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.82%	2.25%	2.33%		2.30%	2.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.82%	2.25%	2.33%		2.30%	2.35%
Ratio of net investment income to average net assets	0.74%	(0.40)%	(0.73)%		(0.59)%	(0.09)%
Portfolio turnover rate(e)	392%	359%	242%		165%	183%

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The Hartford International Growth Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008(a)	2007(a)		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.66	$18.10	$14.42		$11.77	$11.32
Investment Operations:
Net investment income (loss)	0.02	(0.05)	(0.09)		(0.09)	(0.01)
Net realized and unrealized gain (loss) on investments	0.80	(8.98)	5.13		2.88	0.46
Total from investment operations	0.82	(9.03)	5.04		2.79	0.45
Distributions:
Net realized gain on investments	—	(2.41)	(1.36)		(0.14)	—
Total distributions	—	(2.41)	(1.36)		(0.14)	—
Net asset value, end of period	$7.48	$6.66	$18.10		$14.42	$11.77
Total Return(b)	12.31%	(57.27)%	38.27	%(c)	23.95%	3.98%
Net assets at end of period (in thousands)	$20,105	$24,658	$65,982		$43,336	$29,486
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.54%	2.21%	2.20%		2.40%	2.49%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	2.17%	2.21%	2.20%		2.35%	2.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	2.17%	2.21%	2.20%		2.35%	2.35%
Ratio of net investment income to average net assets	0.38%	(0.37)%	(0.61)%		(0.65)%	(0.07)%
Portfolio turnover rate(e)	392%	359%	242%		165%	183%

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The Hartford International Growth Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009(a)	2008(a)	2007(a)		2006(a),(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.04	$18.79	$14.94		$14.34
Investment Operations:
Net investment income (loss)	0.13	0.01	(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	0.82	(9.35)	5.40		0.62
Total from investment operations	0.95	(9.34)	5.39		0.60
Distributions:
Net investment income	(0.04)	—	(0.18)		—
Net realized gain on investments	—	(2.41)	(1.36)		—
Total distributions	(0.04)	(2.41)	(1.54)		—
Net asset value, end of period	$7.95	$7.04	$18.79		$14.94
Total Return(b)	13.59%	(56.75)%	39.73	%(c)	4.18	%(g)
Net assets at end of period (in thousands)	$13,136	$86,331	$3,543		$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.75%	1.03%	1.12%		1.53	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.95%	1.03%	1.12%		1.35	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.95%	1.03%	1.12%		1.35	%(h)
Ratio of net investment income to average net assets	1.95%	0.13%	(0.06)%		(0.49	)%(h)
Portfolio turnover rate(e)	392%	359%	242%		165%

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The Hartford International Growth Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)	2008(a)	2007(a),(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.18	$19.24	$14.79
Investment Operations:
Net investment income (loss)	0.04	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	0.86	(9.66)	4.47
Total from investment operations	0.90	(9.65)	4.45
Distributions:
Net realized gain on investments	—	(2.41)	—
Total distributions	—	(2.41)	—
Net asset value, end of period	$8.08	$7.18	$19.24
Total Return(b)	12.53%	(57.08)%	30.09	%(g)
Net assets at end of period (in thousands)	$395	$293	$15
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.06%	1.89%	1.83	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.85%	1.85%	1.83	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.85%	1.85%	1.83	%(h)
Ratio of net investment income to average net assets	0.57%	0.09%	(0.15	)%(h)
Portfolio turnover rate(e)	392%	359%	242%

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The Hartford International Growth Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)	2008(a)	2007(a),(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.23	$19.30	$14.79
Investment Operations:
Net investment income (loss)	0.07	0.02	0.03
Net realized and unrealized gain (loss) on investments	0.86	(9.68)	4.48
Total from investment operations	0.93	(9.66)	4.51
Distributions:
Net investment income	(0.02)	—	—
Net realized gain on investments	—	(2.41)	—
Total distributions	(0.02)	(2.41)	—
Net asset value, end of period	$8.14	$7.23	$19.30
Total Return(b)	12.96%	(56.94)%	30.49	%(g)
Net assets at end of period (in thousands)	$305	$139	$13
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.51%	1.47%	1.46	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.40%	1.47%	1.46	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.40%	1.47%	1.46	%(h)
Ratio of net investment income to average net assets	1.00%	0.15%	0.25	%(h)
Portfolio turnover rate(e)	392%	359%	242%

59

The Hartford International Growth Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)	2008(a)	2007(a),(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.28	$19.35	$14.79
Investment Operations:
Net investment income (loss)	0.09	0.10	0.07
Net realized and unrealized gain (loss) on investments	0.87	(9.76)	4.49
Total from investment operations	0.96	(9.66)	4.56
Distributions:
Net investment income	(0.03)	—	—
Net realized gain on investments	—	(2.41)	—
Total distributions	(0.03)	(2.41)	—
Net asset value, end of period	$8.21	$7.28	$19.35
Total Return(b)	13.29%	(56.77)%	30.83	%(g)
Net assets at end of period (in thousands)	$7	$6	$13
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.44%	1.08%	1.17	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.25%	1.08%	1.17	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.25%	1.08%	1.17	%(h)
Ratio of net investment income to average net assets	1.31%	0.76%	0.51	%(h)
Portfolio turnover rate(e)	392%	359%	242%

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The Hartford International Growth Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)	2008(a)	2007(a)		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.30	$19.38	$15.17		$12.33	$11.72
Investment Operations:
Net investment income (loss)	0.10	0.12	0.02		0.06	0.08
Net realized and unrealized gain (loss) on investments	0.88	(9.79)	5.55		3.02	0.53
Total from investment operations	0.98	(9.67)	5.57		3.08	0.61
Distributions:
Net investment income	(0.04)	—	—		(0.10)	—
Net realized gain on investments	—	(2.41)	(1.36)		(0.14)	—
Total distributions	(0.04)	(2.41)	(1.36)		(0.24)	—
Net asset value, end of period	$8.24	$7.30	$19.38		$15.17	$12.33
Total Return(b)	13.52%	(56.72)%	40.01	%(c)	25.38%	5.20%
Net assets at end of period (in thousands)	$6,357	$54,257	$76,429		$70,777	$74,651
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.05%	0.99%	1.03%		1.16%	1.22%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.96%	0.99%	1.03%		1.16%	1.20%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.96%	0.99%	1.03%		1.16%	1.20%
Ratio of net investment income to average net assets	1.35%	0.92%	0.17%		0.42%	0.98%
Portfolio turnover rate(e)	392%	359%	242%		165%	183%

61

The Hartford International Growth Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Total return without the inclusion of the Payments from (to) Affiliate can be found in the Payments From Affiliate chart.
(d)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	I shares commenced operations on August 31, 2006.
(g)	Not annualized.
(h)	Annualized.
(i)	R3 shares commenced operations on December 22, 2006.
(j)	R4 shares commenced operations on December 22, 2006.
(k)	R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006		October 31, 2005
A	1.37%	1.47%	1.48%		1.56%		1.53%
B	1.80%	2.24%	2.32%		2.26%		2.28%
C	2.15%	2.20%	2.19%		2.31%		2.28%
I	0.93%	1.02%	1.09%		1.35	%(a)
R3	1.83%	1.85%	1.83	%(b)
R4	1.38%	1.46%	1.45	%(c)
R5	1.23%	1.08%	1.16	%(d)
Y	0.94%	0.98%	1.01%		1.12%		1.13%

(a)	Commencement of operations on August 31, 2006.
(b)	Commencement of operations on December 22, 2006.
(c)	Commencement of operations on December 22, 2006.
(d)	Commencement of operations on December 22, 2006.

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Payments from Affiliates

The total return in the financial highlights includes payment from affiliates.  Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007
Class A	—%	39.31%
Class B	—%	38.11%
Class C	—%	38.27%
Class I	—%	39.73%
Class Y	—%	40.01%

63

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

64

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-IG10 March 1, 2010

65

THE HARTFORD MUTUAL FUNDS

The Hartford International Opportunities Fund

Prospectus

March 1, 2010

Class	Ticker
A	IHOAX
B	HIOBX
C	HIOCX
I	IHOIX
R3	IHORX
R4	IHOSX
R5	IHOTX
Y	HAOYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.55%	0.89%	0.49%	0.40%	0.50%	0.28%	0.24%	0.11%
Total annual fund operating expenses	1.65%	2.74%	2.34%	1.25%	1.85%	1.38%	1.09%	0.96%
Less: Contractual expense reimbursement(1)	0.15%	0.48%	0.09%	0.02%	0.03%	—	—	—
Net operating expenses(1)	1.50%	2.26%	2.25%	1.23%	1.82%	1.38%	1.09%	0.96%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.57% (Class A), 2.32% (Class B), 2.32% (Class C),  1.32% (Class I), 1.82% (Class R3), 1.52% (Class R4), 1.22% (Class R5) and 1.22% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net

4

assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$694	$1,028	$1,384	$2,385
B	$729	$1,105	$1,607	$2,772
C	$328	$722	$1,242	$2,669
I	$125	$395	$684	$1,510
R3	$185	$579	$998	$2,167
R4	$141	$437	$755	$1,657
R5	$111	$347	$601	$1,329
Y	$98	$306	$531	$1,178

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$694	$1,028	$1,384	$2,385
B	$229	$805	$1,407	$2,772
C	$228	$722	$1,242	$2,669
I	$125	$395	$684	$1,510
R3	$185	$579	$998	$2,167
R4	$141	$437	$755	$1,657
R5	$111	$347	$601	$1,329
Y	$98	$306	$531	$1,178

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 168% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies that trade in foreign markets that are generally considered to be well established.  The Fund diversifies its investments among a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country.  The securities

5

in which the Fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.  The Fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies, resulting in a portfolio with market capitalization characteristics in the range of the Morgan Stanley Capital International All Country World ex US Index (“MSCI AC World ex US Index”).  The Fund may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), conducts fundamental research on individual companies to identify securities for purchase or sale.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow

6

product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  24.31% (2nd quarter, 2009)   Lowest -22.43% (3rd quarter, 2002)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

7

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

	1 Year	5 Years	10 Years
Share Classes
Class A - Return Before Taxes	25.19%	4.95%	0.73%
- After Taxes on Distributions	24.95%	3.75%	0.04%
- After Taxes on Distributions and Sale of Fund Shares	16.37%	3.85%	0.37%
Share Classes (Return Before Taxes)
Class B	26.84%	5.18%	0.72%
Class C	30.34%	5.33%	0.52%
Class I	32.93%	6.28%	1.37%
Class R3	31.97%	6.17%	1.54%
Class R4	32.53%	6.45%	1.67%
Class R5	32.95%	6.59%	1.74%
Class Y	33.07%	6.69%	1.79%
MSCI All Country World Free ex US Index
(reflects no deduction for fees, expenses or taxes)	42.14%	6.30%	3.12%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Nicolas M. Choumenkovitch	Senior Vice President and Equity Portfolio Manager	2000
Tara Connolly Stilwell, CFA	Vice President and Equity Portfolio Manager	2010

8

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies that trade in foreign markets that are generally considered to be well established.  The Fund diversifies its investments among a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country.  The securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.  The Fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies, resulting in a portfolio with market capitalization characteristics in the range of the Morgan Stanley Capital International All Country World ex US Index (“MSCI AC World ex US Index”).  The Fund may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), conducts fundamental research on individual companies to identify securities for purchase or sale.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. The Fund seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mispriced by the market due to short-term issues. This proprietary research takes into account each company’s long-term history as well as Wellington Management’s analysts’ forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

As of December 31, 2009, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $881 million and $324 billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign

10

regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

11

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

12

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

13

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

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·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

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A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2006 and has been involved in portfolio management and securities analysis for the fund since 2000. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.

Tara Connolly Stilwell, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2010 and for clients of the firm for at least 2

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years.  Ms. Stilwell joined Wellington Management as an investment professional in 2008.  Prior to joining  Wellington Management, Ms. Stilwell was an investment professional with Goldman Sachs Asset Management International (1997-2007).

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.85% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.850% of the first $500 million, 0.750% of the next $500 million, 0.700% of the next $4 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

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so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

25

through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

26

value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

31

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

35

James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

42

the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

44

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

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procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

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than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on May 30, 2008.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Index:

The MSCI AC (All Country) World Free ex US Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford International Opportunities Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008(a)	2007		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.23	$21.79	$16.13		$13.13	$11.22
Investment Operations:
Net investment income (loss)	0.13	0.19	0.05		0.13	0.05
Net realized and unrealized gain (loss) on investments	2.50	(8.49)	6.10		2.92	1.86
Total from investment operations	2.63	(8.30)	6.15		3.05	1.91
Distributions:
Net investment income	(0.24)	(0.06)	(0.06)		(0.05)	—
Net realized gain on investments	—	(3.20)	(0.43)		—	—
Total distributions	(0.24)	(3.26)	(0.49)		(0.05)	—
Net asset value, end of period	$12.62	$10.23	$21.79		$16.13	$13.13
Total Return(b)	26.36%	(44.50)%	39.15	%(c)	23.25%	17.02%
Net assets at end of period (in thousands)	$207,600	$151,147	$241,239		$159,087	$102,393
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.65%	1.47%	1.49%		1.61%	1.72%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.42%	1.47%	1.49%		1.57%	1.57%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.42%	1.47%	1.49%		1.57%	1.57%
Ratio of net investment income to average net assets	1.20%	1.23%	0.31%		0.84%	0.42%
Portfolio turnover rate(e)	168%	150%	147%		102%	119%

54

The Hartford International Opportunities Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008(a)	2007		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.40	$20.34	$15.14		$12.35	$10.64
Investment Operations:
Net investment income (loss)	0.08	0.07	(0.07)		0.03	(0.04)
Net realized and unrealized gain (loss) on investments	2.31	(7.81)	5.70		2.76	1.75
Total from investment operations	2.39	(7.74)	5.63		2.79	1.71
Distributions:
Net investment income	(0.14)	—	—		—	—
Net realized gain on investments	—	(3.20)	(0.43)		—	—
Total distributions	(0.14)	(3.20)	(0.43)		—	—
Net asset value, end of period	$11.65	$9.40	$20.34		$15.14	$12.35
Total Return(b)	25.85%	(44.86)%	38.17	%(c)	22.59%	16.07%
Net assets at end of period (in thousands)	$17,390	$17,068	$37,545		$29,125	$23,940
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.74%	2.45%	2.46%		2.56%	2.68%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.84%	2.11%	2.18%		2.15%	2.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.84%	2.11%	2.18%		2.15%	2.35%
Ratio of net investment income to average net assets	0.85%	0.50%	(0.39)%		0.24%	(0.36)%
Portfolio turnover rate(e)	168%	150%	147%		102%	119%

55

The Hartford International Opportunities Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008(a)	2007		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.29	$20.16	$15.01		$12.27	$10.57
Investment Operations:
Net investment income (loss)	0.04	0.08	(0.07)		0.01	(0.04)
Net realized and unrealized gain (loss) on investments	2.28	(7.75)	5.65		2.73	1.74
Total from investment operations	2.32	(7.67)	5.58		2.74	1.70
Distributions:
Net investment income	(0.15)	—	—		—	—
Net realized gain on investments	—	(3.20)	(0.43)		—	—
Total distributions	(0.15)	(3.20)	(0.43)		—	—
Net asset value, end of period	$11.46	$9.29	$20.16		$15.01	$12.27
Total Return(b)	25.38%	(44.92)%	38.17	%(c)	22.33%	16.08%
Net assets at end of period (in thousands)	$28,852	$23,743	$31,076		$20,782	$16,896
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.34%	2.20%	2.21%		2.33%	2.42%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	2.23%	2.20%	2.21%		2.33%	2.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	2.23%	2.20%	2.21%		2.33%	2.35%
Ratio of net investment income to average net assets	0.45%	0.54%	(0.42)%		0.06%	(0.37)%
Portfolio turnover rate(e)	168%	150%	147%		102%	119%

56

The Hartford International Opportunities Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009(a)	2008(a),(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.25	$17.53
Investment Operations:
Net investment income (loss)	0.05	0.06
Net realized and unrealized gain (loss) on investments	2.60	(7.34)
Total from investment operations	2.65	(7.28)
Distributions:
Net investment income	(0.31)	—
Total distributions	(0.31)	—
Net asset value, end of period	$12.59	$10.25
Total Return(b)	26.81%	(41.53	)%(g)
Net assets at end of period (in thousands)	$2,230	$143
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.25%	1.00	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.23%	1.00	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.23%	1.00	%(h)
Ratio of net investment income to average net assets	0.51%	1.19	%(h)
Portfolio turnover rate(e)	168%	150%

57

The Hartford International Opportunities Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)	2008(a)	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.51	$22.33	$17.07
Investment Operations:
Net investment income (loss)	0.08	0.18	0.06
Net realized and unrealized gain (loss) on investments	2.56	(8.77)	5.20
Total from investment operations	2.64	(8.59)	5.26
Distributions:
Net investment income	(0.27)	(0.03)	—
Net realized gain on investments	—	(3.20)	—
Total distributions	(0.27)	(3.23)	—
Net asset value, end of period	$12.88	$10.51	$22.33
Total Return(b)	25.94%	(44.70)%	30.81	%(g)
Net assets at end of period (in thousands)	$466	$74	$28
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.85%	1.99%	1.71	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.82%	1.79%	1.71	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.82%	1.79%	1.71	%(h)
Ratio of net investment income to average net assets	0.72%	1.13%	0.40	%(h)
Portfolio turnover rate(e)	168%	150%	147%

58

The Hartford International Opportunities Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)	2008(a)	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.58	$22.39	$17.07
Investment Operations:
Net investment income (loss)	0.14	0.05	0.09
Net realized and unrealized gain (loss) on investments	2.56	(8.59)	5.23
Total from investment operations	2.70	(8.54)	5.32
Distributions:
Net investment income	(0.30)	(0.07)	—
Net realized gain on investments	—	(3.20)	—
Total distributions	(0.30)	(3.27)	—
Net asset value, end of period	$12.98	$10.58	$22.39
Total Return(b)	26.42%	(44.39)%	31.17	%(g)
Net assets at end of period (in thousands)	$1,769	$1,003	$13
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.38%	1.52%	1.41	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.38%	1.52%	1.41	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.38%	1.52%	1.41	%(h)
Ratio of net investment income to average net assets	1.29%	0.54%	0.53	%(h)
Portfolio turnover rate(e)	168%	150%	147%

59

The Hartford International Opportunities Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)	2008(a)	2007(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.60	$22.45	$17.07
Investment Operations:
Net investment income (loss)	0.08	0.25	0.13
Net realized and unrealized gain (loss) on investments	2.66	(8.78)	5.25
Total from investment operations	2.74	(8.53)	5.38
Distributions:
Net investment income	(0.30)	(0.12)	—
Net realized gain on investments	—	(3.20)	—
Total distributions	(0.30)	(3.32)	—
Net asset value, end of period	$13.04	$10.60	$22.45
Total Return(b)	26.67%	(44.32)%	31.52	%(g)
Net assets at end of period (in thousands)	$210	$10	$13
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.09%	1.10%	1.11	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.09%	1.10%	1.11	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.09%	1.10%	1.11	%(h)
Ratio of net investment income to average net assets	0.62%	1.57%	0.83	%(h)
Portfolio turnover rate(e)	168%	150%	147%

60

The Hartford International Opportunities Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)	2008(a)	2007		2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.62	$22.48	$16.67		$13.55	$11.53
Investment Operations:
Net investment income (loss)	0.19	0.29	0.05		0.25	0.12
Net realized and unrealized gain (loss) on investments	2.57	(8.81)	6.39		2.98	1.90
Total from investment operations	2.76	(8.52)	6.44		3.23	2.02
Distributions:
Net investment income	(0.31)	(0.14)	(0.20)		(0.11)	—
Net realized gain on investments	—	(3.20)	(0.43)		—	—
Total distributions	(0.31)	(3.34)	(0.63)		(0.11)	—
Net asset value, end of period	$13.07	$10.62	$22.48		$16.67	$13.55
Total Return(b)	26.94%	(44.22)%	39.91	%(c)	24.00%	17.52%
Net assets at end of period (in thousands)	$133,962	$71,555	$127,314		$43,994	$5,612
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.96%	0.94%	0.95%		1.02%	1.05%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.96%	0.94%	0.95%		1.02%	1.05%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.96%	0.94%	0.95%		1.02%	1.05%
Ratio of net investment income to average net assets	1.73%	1.74%	0.84%		1.56%	0.94%
Portfolio turnover rate(e)	168%	150%	147%		102%	119%

61

The Hartford International Opportunities Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Total return without the inclusion of the Payments from (to) Affiliate can be found in the Payments From Affiliate chart.
(d)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	I shares commenced operations on May 30, 2008.
(g)	Not annualized.
(h)	Annualized.
(i)	R3 shares commenced operations on December 22, 2006.
(j)	R4 shares commenced operations on December 22, 2006.
(k)	R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008		October 31, 2007		October 31, 2006	October 31, 2005
A	1.42%	1.47%		1.49%		1.54%	1.52%
B	1.84%	2.11%		2.18%		2.12%	2.30%
C	2.23%	2.20%		2.21%		2.30%	2.30%
I	1.22%	1.00	%(a)
R3	1.81%	1.79%		1.71	%(b)
R4	1.37%	1.51%		1.40	%(c)
R5	1.08%	1.10%		1.11	%(d)
Y	0.96%	0.94%		0.95%		0.99%	1.01%

(a)	Commencement of operations on May 30, 2008.
(b)	Commencement of operations on December 22, 2006.
(c)	Commencement of operations on December 22, 2006.
(d)	Commencement of operations on December 22, 2006.

62

Payments from Affiliates

The total return in the financial highlights includes payment from affiliates.  Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007

Class A	0.01%	39.14%
Class B	0.01%	38.16%
Class C	0.01%	38.16%
Class Y	0.01%	39.90%

63

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

64

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-IO10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford International Small Company Fund

Prospectus

March 1, 2010

Class	Ticker
A	HNSAX
B	HNSBX
C	HNSCX
I	HNSJX
Y	HNSYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None
Exchange fees	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	Y
Management fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	—
Other expenses	0.66%	0.99%	0.65%	0.19%	0.15%
Total annual fund operating expenses	1.81%	2.89%	2.55%	1.09%	1.05%
Less: Contractual expense reimbursement(1)	0.21%	0.55%	0.21%	—	—
Net operating expenses(1)	1.60%	2.34%	2.34%	1.09%	1.05%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.60% (Class A), 2.35% (Class B), 2.35% (Class C), 1.35% (Class I) and 1.20% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$704	$1,069	$1,458	$2,543
B	$737	$1,143	$1,675	$2,917
C	$337	$774	$1,337	$2,870
I	$111	$347	$601	$1,329
Y	$107	$334	$579	$1,283

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$704	$1,069	$1,458	$2,543
B	$237	$843	$1,475	$2,917
C	$237	$774	$1,337	$2,870
I	$111	$347	$601	$1,329
Y	$107	$334	$579	$1,283

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 151% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, including non-dollar securities, of foreign small-capitalization companies.  The Fund diversifies its investments among a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country.  The Fund may invest up to 15% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may trade securities actively.  The Fund’s investment approach is to invest in equity securities of foreign issuers that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), believes have significant potential for capital appreciation.

The Fund defines small capitalization companies as companies with a market capitalization within the range of the S&P EPAC Small Company Index.  As of December 31, 2009 this range was approximately $18.6 million to $11.3 billion.

5

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

6

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   28.39% (2nd quarter, 2009)   Lowest -25.27% (3rd quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending 12/31/09
(including sales charges)

			Lifetime
	1 Year	5 Years	(since 04/30/01)
Share Classes
Class A - Return Before Taxes	30.90%	3.90%	7.80%
- After Taxes on Distributions	30.40%	1.61%	5.69%
- After Taxes on Distributions and Sale of Fund Shares	20.08%	2.38%	5.78%
Share Classes (Return Before Taxes)
Class B	32.87%	4.16%	7.93%
Class C	36.50%	4.31%	7.71%
Class I	38.82%	5.25%	8.60%
Class Y	38.92%	5.55%	8.98%
S&P EPAC SmallCap Index (reflects no deduction for fees, expenses or taxes)	41.55%	4.99%	-0.67%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Simon H. Thomas	Vice President and Equity Portfolio Manager	2006
Daniel Maguire, CFA	Director and Equity Research Analyst	2006

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford

8

Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, including non-dollar securities, of foreign small-capitalization companies.  The Fund diversifies its investments among a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country.  The Fund may invest up to 15% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may trade securities actively.  The Fund’s investment approach is to invest in equity securities of foreign issuers that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), believes have significant potential for capital appreciation.

The Fund defines small capitalization companies as companies with a market capitalization within the range of the S&P EPAC Small Company Index.  As of December 31, 2009 this range was approximately $18.6 million to $11.3 billion.

Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates, including the firm’s proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the issuer’s region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The Fund seeks candidates that exhibit some combination of:

·                  a well-articulated business plan,

·                  experienced management,

·                  a sustainable competitive advantage, and

·                  strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

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MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow

11

product lines and niche markets, they can suffer severely from isolated business setbacks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

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·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

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Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

14

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This

15

requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is

16

not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Thomas joined Wellington Management as an investment professional in 2002.

Daniel Maguire, CFA, Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years.

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Mr. Maguire joined Wellington Management as an investment professional in 2004.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.90% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.900% of the first $500 million, 0.850% of the next $500 million, 0.800% of the next $4 billion, 0.7975% of the next $5 billion and 0.795% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

21

effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

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value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

30

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

32

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

44

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

45

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

48

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

50

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on May 31, 2007.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Index:

The S&P EPAC SmallCap Index (formerly known as S&P/Citigroup Extended Market Euro Pacific Asia Composite Index) is a global equity index comprised of the smallest 15% of each country’s market capitalization in the S&P BMI (Broad Market Index) World. (The S&P BMI World Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford International Small Company Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008(a)	2007	2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.45	$17.99	$16.19	$14.27	$13.44
Investment Operations:
Net investment income (loss)	0.08	0.10	0.03	0.08	0.06
Net realized and unrealized gain (loss) on investments	3.21	(8.53)	3.92	3.62	2.25
Total from investment operations	3.29	(8.43)	3.95	3.70	2.31
Distributions:
Net investment income	—	(0.16)	(0.15)	(0.25)	—
Net realized gain on investments	—	(1.95)	(2.00)	(1.53)	(1.48)
Total distributions	—	(2.11)	(2.15)	(1.78)	(1.48)
Net asset value, end of period	$10.74	$7.45	$17.99	$16.19	$14.27
Total Return(b)	44.16%	(52.67)%	27.90%	29.36%	18.90%
Net assets at end of period (in thousands)	$53,517	$48,739	$153,290	$69,998	$34,896
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.81%	1.52%	1.49%	1.74%	1.82%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.39%	1.52%	1.49%	1.60%	1.60%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.39%	1.52%	1.49%	1.60%	1.60%
Ratio of net investment income to average net assets	0.64%	0.79%	0.33%	0.56%	0.71%
Portfolio turnover rate(d)	151%	121%	96%	107%	112%

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The Hartford International Small Company Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008(a)	2007	2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.16	$17.35	$15.72	$13.91	$13.23
Investment Operations:
Net investment income (loss)	0.02	0.02	(0.05)	(0.01)	—
Net realized and unrealized gain (loss) on investments	3.10	(8.20)	3.76	3.51	2.16
Total from investment operations	3.12	(8.18)	3.71	3.50	2.16
Distributions:
Net investment income	—	(0.06)	(0.08)	(0.16)	—
Net realized gain on investments	—	(1.95)	(2.00)	(1.53)	(1.48)
Total distributions	—	(2.01)	(2.08)	(1.69)	(1.48)
Net asset value, end of period	$10.28	$7.16	$17.35	$15.72	$13.91
Total Return(b)	43.58%	(52.96)%	26.97%	28.51%	17.96%
Net assets at end of period (in thousands)	$8,798	$7,392	$19,562	$11,960	$6,101
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.89%	2.53%	2.44%	2.66%	2.78%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.80%	2.13%	2.26%	2.24%	2.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.80%	2.13%	2.26%	2.24%	2.35%
Ratio of net investment income to average net assets	0.25%	0.18%	(0.47)%	(0.08)%	(0.02)%
Portfolio turnover rate(d)	151%	121%	96%	107%	112%

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The Hartford International Small Company Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008(a)	2007	2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.06	$17.16	$15.55	$13.78	$13.12
Investment Operations:
Net investment income (loss)	(0.01)	—	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	3.05	(8.08)	3.69	3.48	2.15
Total from investment operations	3.04	(8.08)	3.67	3.45	2.14
Distributions:
Net investment income	—	(0.07)	(0.06)	(0.15)	—
Net realized gain on investments	—	(1.95)	(2.00)	(1.53)	(1.48)
Total distributions	—	(2.02)	(2.06)	(1.68)	(1.48)
Net asset value, end of period	$10.10	$7.06	$17.16	$15.55	$13.78
Total Return(b)	43.06%	(53.00)%	26.98%	28.35%	17.96%
Net assets at end of period (in thousands)	$11,713	$10,563	$33,033	$18,486	$12,614
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.55%	2.28%	2.23%	2.43%	2.46%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.14%	2.28%	2.23%	2.35%	2.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.14%	2.28%	2.23%	2.35%	2.35%
Ratio of net investment income to average net assets	(0.10)%	0.02%	(0.43)%	(0.22)%	(0.06)%
Portfolio turnover rate(d)	151%	121%	96%	107%	112%

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The Hartford International Small Company Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009	2008(a)	2007(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.47	$18.02	$17.10
Investment Operations:
Net investment income (loss)	0.06	0.11	0.02
Net realized and unrealized gain (loss) on investments	3.23	(8.48)	0.90
Total from investment operations	3.29	(8.37)	0.92
Distributions:
Net investment income	(0.06)	(0.23)	—
Net realized gain on investments	—	(1.95)	—
Total distributions	(0.06)	(2.18)	—
Net asset value, end of period	$10.70	$7.47	$18.02
Total Return(b)	44.32%	(52.43)%	5.38	%(f)
Net assets at end of period (in thousands)	$7,255	$1,497	$174
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.09%	1.16%	1.19	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.09%	1.16%	1.19	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.09%	1.16%	1.19	%(g)
Ratio of net investment income to average net assets	0.59%	1.23%	0.77	%(g)
Portfolio turnover rate(d)	151%	121%	96%

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The Hartford International Small Company Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009	2008(a)	2007	2006(a)	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.60	$18.26	$16.37	$14.41	$13.54
Investment Operations:
Net investment income (loss)	0.09	0.18	0.02	0.15	0.12
Net realized and unrealized gain (loss) on investments	3.27	(8.66)	4.06	3.64	2.27
Total from investment operations	3.36	(8.48)	4.08	3.79	2.39
Distributions:
Net investment income	(0.07)	(0.23)	(0.19)	(0.30)	(0.04)
Net realized gain on investments	—	(1.95)	(2.00)	(1.53)	(1.48)
Total distributions	(0.07)	(2.18)	(2.19)	(1.83)	(1.52)
Net asset value, end of period	$10.89	$7.60	$18.26	$16.37	$14.41
Total Return(b)	44.48%	(52.32)%	28.48%	29.89%	19.40%
Net assets at end of period (in thousands)	$85,937	$55,020	$132,411	$86,707	$65,828
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.05%	1.01%	1.01%	1.20%	1.28%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.05%	1.01%	1.01%	1.20%	1.20%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.05%	1.01%	1.01%	1.20%	1.20%
Ratio of net investment income to average net assets	1.06%	1.36%	0.75%	0.97%	1.13%
Portfolio turnover rate(d)	151%	121%	96%	107%	112%

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The Hartford International Small Company Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	I shares commenced operations on May 31, 2007.
(f)	Not annualized.
(g)	Annualized.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006	October 31, 2005
A	1.38%	1.52%	1.49%		1.58%	1.55%
B	1.80%	2.13%	2.25%		2.22%	2.30%
C	2.14%	2.28%	2.23%		2.33%	2.30%
I	1.09%	1.16%	1.18	%(a)
Y	1.04%	1.01%	1.01%		1.18%	1.15%

(a)	Commencement of operations on May 31, 2007.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

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Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-ISC10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford MidCap Fund

Prospectus

March 1, 2010

Class	Ticker
A	HFMCX
B	HAMBX
C	HMDCX
I	HFMIX
R3	HFMRX
R4	HFMSX
R5	HFMTX
Y	HMDYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD MIDCAP FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.36%	0.42%	0.26%	0.28%	0.25%	0.18%	0.13%	0.06%
Total annual fund operating expenses	1.36%	2.17%	2.01%	1.03%	1.50%	1.18%	0.88%	0.81%
Less: Contractual expense reimbursement(1)	—	0.06%	—	—	—	—	—	—
Net operating expenses(1)	1.36%	2.11%	2.01%	1.03%	1.50%	1.18%	0.88%	0.81%

(1)               Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.37% (Class A), 1.12% (Class I), 1.67% (Class R3), 1.37% (Class R4) and 1.07% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year

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terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$681	$957	$1,254	$2,095
B	$714	$973	$1,359	$2,293
C	$304	$630	$1,083	$2,338
I	$105	$328	$569	$1,259
R3	$153	$474	$818	$1,791
R4	$120	$375	$649	$1,432
R5	$90	$281	$488	$1,084
Y	$83	$259	$450	$1,002

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$681	$957	$1,254	$2,095
B	$214	$673	$1,159	$2,293
C	$204	$630	$1,083	$2,338
I	$105	$328	$569	$1,259
R3	$153	$474	$818	$1,791
R4	$120	$375	$649	$1,432
R5	$90	$281	$488	$1,084
Y	$83	$259	$450	$1,002

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in stocks selected by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), on the basis of potential for capital appreciation.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-capitalization companies.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.  The Fund favors high-quality companies.  The key characteristics of high-quality

5

companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team.

The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2009, this range was approximately $294 million to $8 billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

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·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   22.33% (1st quarter, 2000)   Lowest  -23.66% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average annual total returns for periods ending 12/31/09
(including sales charges)

	1 Year	5 Years	10 Years
Share Classes
Class A - Return Before Taxes	22.69%	3.12%	6.39%
- After Taxes on Distributions	22.69%	1.28%	4.92%
- After Taxes on Distributions and Sale of Fund Shares	14.75%	2.37%	5.10%
Share Classes (Return Before Taxes)
Class B	23.88%	3.27%	6.36%
Class C	28.03%	3.59%	6.27%
Class I	30.26%	4.36%	7.02%
Class R3	30.01%	4.69%	7.47%
Class R4	30.21%	4.72%	7.48%
Class R5	30.48%	4.76%	7.50%
Class Y	30.54%	4.77%	7.51%
S&P MidCap 400 Index
(reflects no deduction for fees, expenses or taxes)	37.38%	3.27%	6.36%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Phillip H. Perelmuter	Senior Vice President and Equity Portfolio Manager	1997
Philip W. Ruedi, CFA	Vice President and Equity Portfolio Manager	2010
Mark A. Whitaker, CFA	Vice President and Equity Research Analyst	2010

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PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in stocks selected by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), on the basis of potential for capital appreciation.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-capitalization companies.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.  The Fund favors high-quality companies.  The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team.

The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2009, this range was approximately $294 million to $8 billion.

The Fund uses a “bottom-up” investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale.  Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

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Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

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Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

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·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

13

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any

14

over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal

15

Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Phillip H. Perelmuter, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since its inception in 1997. Mr. Perelmuter joined Wellington Management as an investment professional in 1995.

Philip W. Ruedi, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2010.  Mr. Ruedi joined Wellington Management as an investment professional in 2004.

17

Mark A. Whitaker, CFA, Vice President and Equity Research Analyst of Wellington Management, has served as portfolio manager for the Fund since 2010.  Mr. Whitaker joined Wellington Management as an investment professional in 2004.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.75% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.850% of the first $500 million, 0.750% of the next $500 million, 0.700% of the next $4 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)   A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

20

so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

24

through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

25

value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)          after separation from service for employer sponsored retirement plans, and

26

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

27

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

29

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

39

are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

43

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

44

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

49

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on February 27, 2009.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on May 29, 2009.  Class R3, Class R4 and Class R5 share performance prior to May 29, 2009 reflects Class Y share performance and operating expenses.

Index:

The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford MidCap Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008(a)	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.55	$26.89	$25.31		$26.32	$22.61
Investment Operations:
Net investment income (loss)	(0.02)	(0.02)	0.05		(0.03)	(0.05)
Payment from (to) Affiliate	—	—	0.02		—	—
Net realized and unrealized gain (loss) on investments	1.67	(8.25)	5.53		3.44	4.24
Total from investment operations	1.65	(8.27)	5.60		3.41	4.19
Distributions:
Net investment income	—	(0.11)	—		—	—
Net realized gain on investments	—	(3.96)	(4.02)		(4.42)	(0.48)
Total distributions	—	(4.07)	(4.02)		(4.42)	(0.48)
Net asset value, end of period	$16.20	$14.55	$26.89		$25.31	$26.32
Total Return(b)	11.34%	(35.56)%	25.96	%(c)	14.84%	18.85%
Net assets at end of period (in thousands)	$1,718,214	$1,310,085	$2,205,026		$1,837,361	$1,677,327
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.36%	1.23%	1.22%		1.27%	1.30%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.36%	1.23%	1.22%		1.27%	1.30%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.36%	1.23%	1.22%		1.27%	1.30%
Ratio of net investment income to average net assets	(0.14)%	(0.09)%	0.20%		(0.13)%	(0.20)%
Portfolio turnover rate(e)	91%	94%	76%		84%	74%

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The Hartford MidCap Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008(a)	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.81	$24.23	$23.35		$24.77	$21.47
Investment Operations:
Net investment income (loss)	(0.11)	(0.16)	(0.13)		(0.22)	(0.24)
Payment from (to) Affiliate	—	—	0.02		—	—
Net realized and unrealized gain (loss) on investments	1.46	(7.30)	5.01		3.22	4.02
Total from investment operations	1.35	(7.46)	4.90		3.00	3.78
Distributions:
Net realized gain on investments	—	(3.96)	(4.02)		(4.42)	(0.48)
Total distributions	—	(3.96)	(4.02)		(4.42)	(0.48)
Net asset value, end of period	$14.16	$12.81	$24.23		$23.35	$24.77
Total Return(b)	10.54%	(36.07)%	24.98	%(c)	13.97%	17.92%
Net assets at end of period (in thousands)	$137,032	$195,738	$454,927		$449,488	$464,175
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.17%	2.01%	1.99%		2.04%	2.08%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	2.11%	2.01%	1.99%		2.04%	2.08%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	2.11%	2.01%	1.99%		2.04%	2.08%
Ratio of net investment income to average net assets	(0.85)%	(0.86)%	(0.52)%		(0.90)%	(0.98)%
Portfolio turnover rate(e)	91%	94%	76%		84%	74%

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The Hartford MidCap Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008(a)	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.93	$24.40	$23.47		$24.86	$21.52
Investment Operations:
Net investment income (loss)	(0.10)	(0.14)	(0.11)		(0.20)	(0.22)
Payment from (to) Affiliate	—	—	0.02		—	—
Net realized and unrealized gain (loss) on investments	1.47	(7.37)	5.04		3.23	4.04
Total from investment operations	1.37	(7.51)	4.95		3.03	3.82
Distributions:
Net realized gain on investments	—	(3.96)	(4.02)		(4.42)	(0.48)
Total distributions	—	(3.96)	(4.02)		(4.42)	(0.48)
Net asset value, end of period	$14.30	$12.93	$24.40		$23.47	$24.86
Total Return(b)	10.60%	(36.01)%	25.08	%(c)	14.06%	18.07%
Net assets at end of period (in thousands)	$353,413	$274,583	$528,342		$499,039	$499,502
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.01%	1.92%	1.91%		1.96%	1.99%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	2.01%	1.92%	1.91%		1.96%	1.99%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	2.01%	1.92%	1.91%		1.96%	1.99%
Ratio of net investment income to average net assets	(0.80)%	(0.77)%	(0.44)%		(0.82)%	(0.89)%
Portfolio turnover rate(e)	91%	94%	76%		84%	74%

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The Hartford MidCap Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009(a),(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.12
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	4.14
Total from investment operations	4.13
Net asset value, end of period	$16.25
Total Return(b)	34.08	%(g)
Net assets at end of period (in thousands)	$111,661
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.03	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.03	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.03	%(h)
Ratio of net investment income to average net assets	(0.07	)%(h)
Portfolio turnover rate(e)	91%

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The Hartford MidCap Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a),(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$15.90
Net investment income (loss)	(0.05)
Net realized and unrealized gain (loss) on investments	1.73
Total from investment operations	1.68
Net asset value, end of period	$17.58
Total Return(b)	10.57	%(g)
Net assets at end of period (in thousands)	$638
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.50	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.50	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.50	%(h)
Ratio of net investment income to average net assets	(0.70	)%(h)
Portfolio turnover rate(e)	91%

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The Hartford MidCap Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a),(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$15.90
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investments	1.72
Total from investment operations	1.70
Net asset value, end of period	$17.60
Total Return(b)	10.69	%(g)
Net assets at end of period (in thousands)	$3,354
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.18	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.18	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.18	%(h)
Ratio of net investment income to average net assets	(0.28	)%(h)
Portfolio turnover rate(e)	91%

58

The Hartford MidCap Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a),(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$15.90
Net realized and unrealized gain (loss) on investments	1.72
Total from investment operations	1.72
Net asset value, end of period	$17.62
Total Return(b)	10.82	%(g)
Net assets at end of period (in thousands)	$693
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.88	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.88	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.88	%(h)
Ratio of net investment income to average net assets	(0.01	)%(h)
Portfolio turnover rate(e)	91%

59

The Hartford MidCap Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)	2008(a)	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$15.75	$28.74	$26.68		$27.42	$23.43
Investment Operations:
Net investment income (loss)	0.06	0.08	0.28		0.08	0.07
Payment from (to) Affiliate	—	—	0.03		—	—
Net realized and unrealized gain (loss) on investments	1.82	(8.91)	5.77		3.60	4.40
Total from investment operations	1.88	(8.83)	6.08		3.68	4.47
Distributions:
Net investment income	—	(0.20)	—		—	—
Net realized gain on investments	—	(3.96)	(4.02)		(4.42)	(0.48)
Total distributions	—	(4.16)	(4.02)		(4.42)	(0.48)
Net asset value, end of period	$17.63	$15.75	$28.74		$26.68	$27.42
Total Return(b)	11.94%	(35.28)%	26.50	%(c)	15.31%	19.40%
Net assets at end of period (in thousands)	$242,996	$163,339	$134,914		$184,149	$139,273
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.81%	0.79%	0.79%		0.81%	0.83%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.81%	0.79%	0.79%		0.81%	0.83%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.81%	0.79%	0.79%		0.81%	0.83%
Ratio of net investment income to average net assets	0.39%	0.36%	0.73%		0.33%	0.26%
Portfolio turnover rate(e)	91%	94%	76%		84%	74%

60

61

The Hartford MidCap Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Total return without the inclusion of the Payments from (to) Affiliate can be found in the Payments From Affiliate chart.
(d)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	I shares commenced operations on February 27, 2009.
(g)	Not annualized.
(h)	Annualized.
(i)	R3 shares commenced operations on May 29, 2009.
(j)	R4 shares commenced operations on May 29, 2009.
(k)	R5 shares commenced operations on May 29, 2009.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
A	1.34%		1.23%	1.21%	1.25%	1.28%
B	2.10%		2.00%	1.98%	2.01%	2.06%
C	1.99%		1.91%	1.90%	1.93%	1.97%
I	1.02	%(a)
R3	1.50	%(b)
R4	1.18	%(c)
R5	0.87	%(d)
Y	0.79%		0.79%	0.78%	0.78%	0.81%

(a)	Commencement of operations on February 27, 2009.
(b)	Commencement of operations on May 29, 2009.
(c)	Commencement of operations on May 29, 2009.
(d)	Commencement of operations on May 29, 2009.

62

Payments from Affiliates

The total return in the financial highlights includes payment from affiliates.  Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007
Class A	0.08%	25.86%
Class B	0.09%	24.87%
Class C	0.09%	24.97%
Class Y	0.08%	26.40%

63

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

64

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-MC10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford MidCap Value Fund

Prospectus

March 1, 2010

Class	Ticker
A	HMVAX
B	HMVBX
C	HMVCX
Y	HMVYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD MIDCAP VALUE FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	Y
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—
Other expenses	0.55%	0.73%	0.48%	0.10%
Total annual fund operating expenses	1.60%	2.53%	2.28%	0.90%
Less: Contractual expense reimbursement(1)	0.25%	0.43%	0.18%	—
Net operating expenses(1)	1.35%	2.10%	2.10%	0.90%

(1)

Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.35% (Class A), 2.10% (Class B), 2.10% (Class C) and 0.95% (Class Y). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$680	$1,004	$1,351	$2,326
B	$713	$1,047	$1,507	$2,604
C	$313	$695	$1,204	$2,602
Y	$92	$287	$498	$1,108

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$680	$1,004	$1,351	$2,326
B	$213	$747	$1,307	$2,604
C	$213	$695	$1,204	$2,602
Y	$92	$287	$498	$1,108

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund seeks to achieve its goal by investing at least 80% of its assets in mid-capitalization companies, focusing on securities that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), believes are undervalued in the marketplace.  The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices.  As of December 31, 2009, this range was approximately $294 million to $8 billion.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The Fund’s investment strategy employs a contrarian approach to stock selection.  The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities.

5

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

6

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest    22.47% (2nd quarter, 2009)   Lowest -21.19% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

	1 Year	5 Years	Lifetime (since 04/30/01)
Share Classes
Class A - Return Before Taxes	35.74%	1.08%	4.72%
- After Taxes on Distributions	35.70%	-0.54%	3.56%
- After Taxes on Distributions and Sale of Fund Shares	23.23%	0.66%	3.87%
Share Classes (Return Before Taxes)
Class B	37.83%	1.28%	4.73%
Class C	41.34%	1.46%	4.65%
Class Y	44.01%	2.66%	5.88%
Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes)	27.68%	0.84%	6.70%

7

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
James N. Mordy	Senior Vice President and Equity Portfolio Manager	2001

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A	$2,000 for all accounts except:	$50
Class C	$250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50

Class B	Closed to new investments	N/A

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

8

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund seeks to achieve its goal by investing at least 80% of its assets in mid-capitalization companies, focusing on securities that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), believes are undervalued in the marketplace.  The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices.  As of December 31, 2009, this range was approximately $294 million to $8 billion.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The Fund’s investment strategy employs a contrarian approach to stock selection.  The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities.

Valuation techniques are a key component of the Fund’s investment approach.  A stock’s value is evaluated on three primary criteria: its issuer’s earnings power, growth potential and price-to-earnings ratio.  Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes:

·                  attractive valuation,

·                  a strong management team, and

·                  strong industry position.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited

9

operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected,

10

which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern,

11

certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

12

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

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Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except

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where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

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A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the

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“1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Hartford Fund paid HIFSCO an effective management fee equal to 0.80% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.800% of the first $500 million, 0.725% of the next $500 million, 0.675% of the next $4 billion, 0.6725% of the next $5 billion and 0.670% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

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effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

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value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

39

are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

41

the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

43

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

44

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

47

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

49

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Index:

The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.)

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford MidCap Value Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.53	$14.80	$14.57		$13.29	$12.89
Investment Operations:
Net investment income (loss)	0.04	0.02	—		0.01	(0.04)
Net realized and unrealized gain (loss) on investments	1.82	(5.81)	2.14		2.59	1.41
Total from investment operations	1.86	(5.79)	2.14		2.60	1.37
Distributions:
Net investment income	(0.02)	—	—		—	—
Net realized gain on investments	—	(2.48)	(1.91)		(1.32)	(0.97)
Total distributions	(0.02)	(2.48)	(1.91)		(1.32)	(0.97)
Net asset value, end of period	$8.37	$6.53	$14.80		$14.57	$13.29
Total Return(a)	28.63%	(46.26)%	16.72	%(b)	21.37%	11.31%
Net assets at end of period (in thousands)	$127,459	$127,999	$311,227		$305,002	$280,662
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.60%	1.44%	1.39%		1.45%	1.49%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.21%	1.40%	1.39%		1.40%	1.40%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.21%	1.40%	1.39%		1.40%	1.40%
Ratio of net investment income to average net assets	0.65%	0.15%	—%		0.06%	(0.31)%
Portfolio turnover rate(d)	52%	52%	46%		40%	49%

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The Hartford MidCap Value Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.03	$13.95	$13.93		$12.85	$12.59
Investment Operations:
Net investment income (loss)	0.01	(0.05)	(0.11)		(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	1.68	(5.39)	2.04		2.50	1.37
Total from investment operations	1.69	(5.44)	1.93		2.40	1.23
Distributions:
Net realized gain on investments	—	(2.48)	(1.91)		(1.32)	(0.97)
Total distributions	—	(2.48)	(1.91)		(1.32)	(0.97)
Net asset value, end of period	$7.72	$6.03	$13.95		$13.93	$12.85
Total Return(a)	28.03%	(46.64)%	15.86	%(b)	20.46%	10.40%
Net assets at end of period (in thousands)	$21,782	$24,329	$60,957		$62,580	$59,350
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.53%	2.31%	2.23%		2.28%	2.33%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.78%	2.06%	2.15%		2.15%	2.15%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.78%	2.06%	2.15%		2.15%	2.15%
Ratio of net investment income to average net assets	0.09%	(0.50)%	(0.75)%		(0.69)%	(1.06)%
Portfolio turnover rate(d)	52%	52%	46%		40%	49%

54

The Hartford MidCap Value Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.03	$13.96	$13.93		$12.85	$12.59
Investment Operations:
Net investment income (loss)	(0.01)	(0.06)	(0.10)		(0.10)	(0.15)
Net realized and unrealized gain (loss) on investments	1.68	(5.39)	2.04		2.50	1.38
Total from investment operations	1.67	(5.45)	1.94		2.40	1.23
Distributions:
Net realized gain on investments	—	(2.48)	(1.91)		(1.32)	(0.97)
Total distributions	—	(2.48)	(1.91)		(1.32)	(0.97)
Net asset value, end of period	$7.70	$6.03	$13.96		$13.93	$12.85
Total Return(a)	27.69%	(46.68)%	15.94	%(b)	20.45%	10.40%
Net assets at end of period (in thousands)	$23,058	$24,418	$63,292		$63,302	$61,194
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.28%	2.15%	2.10%		2.16%	2.19%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.02%	2.15%	2.10%		2.15%	2.15%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.02%	2.15%	2.10%		2.15%	2.15%
Ratio of net investment income to average net assets	(0.16)%	(0.59)%	(0.70)%		(0.69)%	(1.06)%
Portfolio turnover rate(d)	52%	52%	46%		40%	49%

55

The Hartford MidCap Value Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.88	$15.39	$15.00		$13.59	$13.11
Investment Operations:
Net investment income (loss)	0.05	0.05	0.14		0.08	0.01
Payment from (to) Affiliate	—	—	0.02		—	—
Net realized and unrealized gain (loss) on investments	1.91	(6.08)	2.14		2.65	1.44
Total from investment operations	1.96	(6.03)	2.30		2.73	1.45
Distributions:
Net investment income	(0.07)	—	—		—	—
Net realized gain on investments	—	(2.48)	(1.91)		(1.32)	(0.97)
Total distributions	(0.07)	(2.48)	(1.91)		(1.32)	(0.97)
Net asset value, end of period	$8.77	$6.88	$15.39		$15.00	$13.59
Total Return(a)	28.89%	(46.00)%	17.38	%(b)	21.90%	11.76%
Net assets at end of period (in thousands)	$8,798	$7,983	$1,961		$31,100	$39,965
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.90%	0.92%	0.89%		0.94%	0.96%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.90%	0.92%	0.89%		0.94%	0.96%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.90%	0.92%	0.89%		0.94%	0.96%
Ratio of net investment income to average net assets	0.93%	0.64%	0.70%		0.48%	0.13%
Portfolio turnover rate(d)	52%	52%	46%		40%	49%

56

57

The Hartford MidCap Value Fund

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(b)	Total return without the inclusion of the Payments from (to) Affiliate can be found in the Payments From Affiliate chart.
(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
A	1.20%	1.39%	1.39%	1.39%	1.38%
B	1.76%	2.05%	2.15%	2.14%	2.13%
C	2.01%	2.14%	2.09%	2.14%	2.13%
Y	0.89%	0.91%	0.89%	0.93%	0.94%

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Payments from Affiliates

The total return in the financial highlights includes payment from affiliates.  Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007

Class A	0.01%	16.71%
Class B	0.01%	15.85%
Class C	0.01%	15.93%
Class Y	0.01%	17.37%

59

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

60

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-MCV10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Money Market Fund

Prospectus

March 1, 2010

Class	Ticker
A	IHAXX
B	HMBXX
C	HRCXX
R3	IHRXX
R4	IHSXX
R5	IHTXX
Y	HAYXX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD MONEY MARKET FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks maximum current income consistent with liquidity and preservation of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	A	B	C	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	R3	R4	R5	Y
Management fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	0.25%	—	—
Other expenses	0.31%	0.28%	0.19%	0.26%	0.23%	0.17%	0.09%
Total annual fund operating expenses	1.01%	1.73%	1.64%	1.21%	0.93%	0.62%	0.54%
Less: Contractual expense reimbursement(1)	0.11%	0.08%	—	0.06%	0.08%	—	—
Net operating expenses(1)	0.90%	1.65%	1.64%	1.15%	0.85%	0.62%	0.54%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.90% (Class A), 1.65% (Class B), 1.65% (Class C),  1.15% (Class R3), 0.85% (Class R4), 0.65% (Class R5) and 0.65% (Class Y). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$92	$311	$547	$1,226
B	$668	$837	$1,131	$1,844
C	$267	$517	$892	$1,944
R3	$117	$378	$659	$1,461
R4	$87	$288	$507	$1,136
R5	$63	$199	$346	$774
Y	$55	$173	$302	$677

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$92	$311	$547	$1,226
B	$168	$537	$931	$1,844
C	$167	$517	$892	$1,944
R3	$117	$378	$659	$1,461
R4	$87	$288	$507	$1,136
R5	$63	$199	$346	$774
Y	$55	$173	$302	$677

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to maintain a stable share price of $1.00.  The Fund seeks its goal by purchasing securities which the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), believes offer attractive returns relative to the risks undertaken.  The Fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management.  The Fund’s investments may include (1) banker’s acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.  The Fund may invest up to 100% of its total assets in securities of foreign issuers.

5

In certain market conditions, the Fund may be more allocated to lower-yielding securities.  The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not acquire any security with a remaining maturity of more than 397 days.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Yield Risk — There can be no guarantee that the fund will achieve or maintain any particular level of yield.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower for periods when fee waivers were in place, including all or a portion of distribution and service (12b-1) fees

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

6

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  1.43% (3rd quarter, 2000)   Lowest  0.00% (4th quarter, 2009)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Average annual total returns for periods ending 12/31/09
(excluding sales charges)

	1 Year	5 Years	10 Years
Share Classes
Class A - Return Before Taxes	0.03%	2.52%	2.30%
Share Classes (Return Before Taxes)
Class B	-4.97%	1.55%	1.80%
Class C	-0.97%	1.94%	1.74%
Class R3	0.03%	2.57%	2.57%
Class R4	0.03%	2.69%	2.63%
Class R5	0.03%	2.79%	2.68%
Class Y	0.03%	2.82%	2.69%
90-Day Treasury Bill Index
(reflects no deduction for fees, expenses or taxes)	0.15%	2.72%	2.70%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

7

Portfolio Manager	Title	Involved with Fund Since
Robert Crusha, CFA	Senior Vice President	2002
Adam Tonkinson, CFA	Assistant Vice President	2004

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

8

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to maintain a stable share price of $1.00.  The Fund seeks its goal by purchasing securities which the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), believes offer attractive returns relative to the risks undertaken.  The Fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management.  The Fund’s investments may include (1) banker’s acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.  The Fund may invest up to 100% of its total assets in securities of foreign issuers.

In certain market conditions, the Fund may be more allocated to lower-yielding securities.  The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not acquire any security with a remaining maturity of more than 397 days.

There can be no guarantee that the Fund will achieve or maintain any particular level of yield.  In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments

9

in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Yield Risk — There can be no guarantee that the fund will achieve or maintain any particular level of yield.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

10

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

11

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any

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over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

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Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Robert Crusha, CFA, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Adam Tonkinson, CFA, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007.  Mr. Tonkinson previously served as assistant portfolio manager of the fund since March 2004.  Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to

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2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.45% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.450% of the first $1 billion, 0.400% of the next $4 billion, 0.380% of the next $5 billion and 0.370% in excess of $10 billion annually of the Fund’s average daily net assets.

EXPENSE CAPS AND WAIVERS.  The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.”

HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund

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operating expenses as follows: 1.00% (Class A), 1.75% (Class B), 1.75% (Class C),  1.25% (Class R3), 1.00% (Class R4), 0.85% (Class R5) and 0.75% (Class Y).

HIFSCO has agreed to reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses.  Any such expense reimbursement or waiver is voluntary and can changed or terminated at any time without notice. There is no guarantee that the Fund will maintain a $1.00 net asset value per share or any particular level of yield.

The Board of Directors of the Fund has approved a temporary reduction of the distribution and service (12b-1) fee to zero through August 31, 2010.  The Board’s action can be changed at any time.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

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effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares —Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	None	None	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one	1.00%	None

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		year of purchase
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges are not subject to a front-end sales charge or a contingent deferred sales charge (CDSC).

Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

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this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class A,  Class B and Class C shares without a front-end sales charge being deducted.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class C shares

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k)

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plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

In order to receive the sales charge waivers, you must notify the transfer agent of the waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such waivers. Additional information about the sales charge waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

26

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

With respect to the Money Market Fund, at a meeting held on February 3, 2010, the Board of Directors approved the extension of the temporary reduction of payments of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, through August 31, 2010.  The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4

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during this time period.  The Board’s action can be changed at any time.  The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees.  Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers

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or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc.,

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Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.;

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and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest. The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares -  $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutalfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire — For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program. Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans). See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares. Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutalfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales are restricted to up to $50,000 per shareowner during any 7-day period.

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First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service. Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you are requesting payment other than by check mailed to the address of

35

record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) —  403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts —  Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and

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your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

Checkwriting — Class A Shares

Fill out the “Class A Money Fund Checkwriting Signature Card” section of your new account application.  Then, verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.  Write a check for any amount over $100 and sign each check as designated on the signature card.  You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.  You may not write a check for the entire value of your account or close your account by writing a check.  If the amount of your check is greater than the value of your Fund account, the Fund will return your check for insufficient funds and your account will be charged a $25 service fee.  Checks cleared and/or verified electronically will not be accepted.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual

37

Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from

38

one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term

39

market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt

40

from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the

41

determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

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·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford

43

Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending

45

upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

HIFSCO has agreed to reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses.  Any such expense reimbursement or waiver would be voluntary and could be changed or terminated at any time without notice. There is no guarantee that the Fund will maintain a $1.00 net asset value per share or any particular level of yield.  Total return and yield for Class A, Class B and Class C shares would have been lower if HIFSCO had not agreed to reimburse expenses or waive fees, including for certain periods all or a portion of distribution and service (12b-1) fees.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y shares performance and operating expenses.

Index:

The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills.

Please call 1-888-843-7824 for the Fund’s most recent current and effective yield information.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Money Market Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations:
Net investment income (loss)	—	0.02	0.04	0.04	0.02
Total from investment operations	—	0.02	0.04	0.04	0.02
Distributions:
Net investment income	—	(0.02)	(0.04)	(0.04)	(0.02)
Total distributions	—	(0.02)	(0.04)	(0.04)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(a)	0.05%	2.31%	4.49%	4.00%	1.99%
Net assets at end of period (in thousands)	$386,036	$486,596	$314,872	$207,592	$182,308
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.88%	0.99%	1.13%	1.14%	1.22%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.45%	0.90%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.41%	0.90%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	0.03%	2.23%	4.40%	3.95%	1.96%
Portfolio turnover rate(c)	N/A	N/A	N/A	N/A	N/A

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The Hartford Money Market Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations:
Net investment income (loss)	—	0.02	0.04	0.03	0.01
Total from investment operations	—	0.02	0.04	0.03	0.01
Distributions:
Net investment income	—	(0.02)	(0.04)	(0.03)	(0.01)
Total distributions	—	(0.02)	(0.04)	(0.03)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(a)	0.03%	1.54%	3.71%	3.22%	1.23%
Net assets at end of period (in thousands)	$51,225	$66,581	$29,219	$27,995	$30,716
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.11%	1.71%	1.82%	1.79%	1.88%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.48%	1.65%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.44%	1.65%	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets	—%	1.40%	3.65%	3.18%	1.16%
Portfolio turnover rate(c)	N/A	N/A	N/A	N/A	N/A

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The Hartford Money Market Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations:
Net investment income (loss)	—	0.02	0.04	0.03	0.01
Total from investment operations	—	0.02	0.04	0.03	0.01
Distributions:
Net investment income	—	(0.02)	(0.04)	(0.03)	(0.01)
Total distributions	—	(0.02)	(0.04)	(0.03)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(a)	0.03%	1.60%	3.72%	3.22%	1.23%
Net assets at end of period (in thousands)	$76,846	$140,174	$59,575	$16,997	$18,790
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.06%	1.60%	1.72%	1.76%	1.80%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.50%	1.60%	1.69%	1.70%	1.70%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.46%	1.60%	1.69%	1.70%	1.70%
Ratio of net investment income to average net assets	—%	1.49%	3.66%	3.20%	1.19%
Portfolio turnover rate(c)	N/A	N/A	N/A	N/A	N/A

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The Hartford Money Market Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009	2008	2007(d)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$1.00	$1.00	$1.00
Investment Operations:
Net investment income (loss)	—	0.02	0.04
Total from investment operations	—	0.02	0.04
Distributions:
Net investment income	—	(0.02)	(0.04)
Total distributions	—	(0.02)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00
Total Return(a)	0.04%	2.07%	3.63	%(e)
Net assets at end of period (in thousands)	$11,621	$529	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.79%	1.35%	1.36	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.28%	1.15%	1.20	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.24%	1.15%	1.20	%(f)
Ratio of net investment income to average net assets	—%	1.33%	4.16	%(f)
Portfolio turnover rate(c)	N/A	N/A	N/A

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The Hartford Money Market Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009	2008	2007(g)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$1.00	$1.00	$1.00
Investment Operations:
Net investment income (loss)	—	0.02	0.04
Total from investment operations	—	0.02	0.04
Distributions:
Net investment income	—	(0.02)	(0.04)
Total distributions	—	(0.02)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00
Total Return(a)	0.06%	2.37%	3.95	%(e)
Net assets at end of period (in thousands)	$250,995	$148,465	$17,239
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.78%	0.94%	1.01	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.40%	0.85%	0.90	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.36%	0.85%	0.90	%(f)
Ratio of net investment income to average net assets	0.02%	1.91%	4.49	%(f)
Portfolio turnover rate(c)	N/A	N/A	N/A

53

The Hartford Money Market Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009	2008	2007(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$1.00	$1.00	$1.00
Investment Operations:
Net investment income (loss)	—	0.03	0.04
Total from investment operations	—	0.03	0.04
Distributions:
Net investment income	—	(0.03)	(0.04)
Total distributions	—	(0.03)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00
Total Return(a)	0.09%	2.60%	4.18	%(e)
Net assets at end of period (in thousands)	$69,464	$8,826	$1,229
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.66%	0.63%	0.72	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.29%	0.63%	0.60	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.25%	0.63%	0.60	%(f)
Ratio of net investment income to average net assets	0.02%	2.09%	4.79	%(f)
Portfolio turnover rate(c)	N/A	N/A	N/A

54

The Hartford Money Market Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations:
Net investment income (loss)	—	0.03	0.05	0.04	0.02
Total from investment operations	—	0.03	0.05	0.04	0.02
Distributions:
Net investment income	—	(0.03)	(0.05)	(0.04)	(0.02)
Total distributions	—	(0.03)	(0.05)	(0.04)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(a)	0.11%	2.69%	4.90%	4.34%	2.40%
Net assets at end of period (in thousands)	$1,596	$1,595	$2,707	$13,628	$16,114
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.58%	0.52%	0.58%	0.61%	0.61%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.38%	0.52%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.34%	0.52%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	0.09%	2.77%	4.77%	4.29%	2.47%
Portfolio turnover rate(c)	N/A	N/A	N/A	N/A	N/A

55

The Hartford Money Market Fund

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(b)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	R3 shares commenced operations on December 22, 2006.
(e)	Not annualized.
(f)	Annualized.
(g)	R4 shares commenced operations on December 22, 2006.
(h)	R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006	October 31, 2005
A	0.41%	0.90%	0.95%		0.95%	0.95%
B	0.44%	1.65%	1.70%		1.70%	1.70%
C	0.46%	1.59%	1.69%		1.70%	1.70%
R3	0.24%	1.15%	1.20	%(a)
R4	0.36%	0.85%	0.90	%(b)
R5	0.25%	0.63%	0.60	%(c)
Y	0.34%	0.52%	0.55%		0.55%	0.55%

(a)	Commencement of operations on December 22, 2006.
(b)	Commencement of operations on December 22, 2006.
(c)	Commencement of operations on December 22, 2006.

56

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

57

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-MM10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Select SmallCap Value Fund

Prospectus

March 1, 2010

Class	Ticker
A	HTVAX
B	HTVBX
C	HTVCX
Y	HTVYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD SELECT SMALLCAP VALUE FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	Y
Management fees	1.00%	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—
Other expenses	0.25%	0.72%	0.67%	0.14%
Acquired Fund fees and expenses	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.51%	2.73%	2.68%	1.15%
Less: Contractual expense reimbursement(1)	—	0.37%	0.32%	—
Net operating expenses(1)	1.51%	2.36%	2.36%	1.15%

(1)

Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.60% (Class A), 2.35% (Class B), 2.35% (Class C) and 1.20% (Class Y). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$695	$1,001	$1,328	$2,252
B	$739	$1,112	$1,612	$2,739
C	$339	$802	$1,392	$2,989
Y	$117	$365	$633	$1,398

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$695	$1,001	$1,328	$2,252
B	$239	$812	$1,412	$2,739
C	$239	$802	$1,392	$2,989
Y	$117	$365	$633	$1,398

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing primarily in value style common stocks of small capitalization companies.  Under normal circumstances, the Fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued.   In certain unusual circumstances, the Fund may be unable to remain invested at this level in securities of companies with the stated market capitalization.  The Fund’s securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The Fund employs a “multi-manager” approach whereby portions of the Fund’s cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another.

Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization

5

for companies included in the Russell 2000 Index.  As of December 31, 2009, the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index was $3.5 billion. This average is updated monthly.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund’s realization of capital gains.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

6

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   23.27% (2nd quarter, 2009)   Lowest -24.10% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending 12/31/09

(including sales charges)

		Lifetime
	1 Year	(since 07/31/06)
Share Classes
Class A - Return Before Taxes	20.86%	-2.79%
- After Taxes on Distributions	20.73%	-3.66%
- After Taxes on Distributions and Sale of Fund Shares	13.56%	-2.81%
Share Classes (Return Before Taxes)
Class B	22.09%	-2.72%
Class C	26.01%	-1.90%
Class Y	28.30%	-0.84%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	20.58%	-3.78%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-advisers are Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management and SSgA Funds Management, Inc.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers.

Kayne Anderson Rudnick Investment Management, LLC:

Portfolio Manager	Title	Involved with Fund Since
Robert A. Schwarzkopf	Chief Investment Officer and Portfolio Manager	2006
Julie Kutasov	Portfolio Manager and Senior Research Analyst	2008
Craig Stone	Portfolio Manager and Senior Research Analyst	2009

Metropolitan West Capital Management, LLC:

Portfolio Manager	Title	Involved with Fund Since
Samir Sikka	Lead Strategist	2006

SSgA Funds Management, Inc.:

Portfolio Manager	Title	Involved with Fund Since
William H. DeRoche, CFA	Principal of SSgA FM; Vice President of SSgA and Head of the U.S. Enhanced Equity Team, SSgA	2009
Chuck Martin, CFA	Principal of SSgA FM; Vice President of SSgA and Portfolio Manager in Global Enhanced Equity group, SSgA	2006

8

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing primarily in value style common stocks of small capitalization companies.  Under normal circumstances, the Fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued.   In certain unusual circumstances, the Fund may be unable to remain invested at this level in securities of companies with the stated market capitalization.  The Fund’s securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The Fund employs a “multi-manager” approach whereby portions of the Fund’s cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another.

Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index.  As of December 31, 2009, the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index was $3.5 billion. This average is updated monthly.

The investment manager to the Fund is HIFSCO.  As the investment manager, HIFSCO is responsible for the management of the Fund and supervision of the Fund’s investment sub-advisers.  While HIFSCO maintains full discretion, it generally maintains an equal weighting of the Fund’s assets among the sub-advisers.  HIFSCO has selected three different asset managers for the day-to-day portfolio management of the Fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc.  Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.

Kayne Anderson Rudnick Investment Management, LLC’s (“KAR”) investment philosophy is that strong risk-adjusted returns can be achieved through investment in high-quality companies purchased at reasonable prices.  KAR utilizes a disciplined, “bottom-up,” fundamental approach to identify companies with rising free cash flow, high reinvestment rates, and strong financial characteristics.  The major guideline that drives KAR’s portfolio construction process is quality.  KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC (“MetWest Capital”) believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small-capitalization companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time

10

frame will produce superior long-term returns with lower-than-market risk.  MetWest Capital’s approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses.  MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology.  MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which they invest.  In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to four years).

SSgA Funds Management, Inc.’s (“SSgA FM”) enhanced small-capitalization value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index.  In applying this strategy, SSgA FM adheres to a quantitatively driven investment process through a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics.  The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace.  Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund’s realization of capital gains.

11

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

12

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

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Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

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Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

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In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and

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its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2009, KAR had approximately $4.1 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

Metropolitan West Capital Management, LLC (“MetWest Capital”) oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large-capitalization and small-capitalization value equity, international core value equity, global value equity and balanced portfolios. As of December 31, 2009, MetWest Capital had investment management authority over approximately $13 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.

SSgA Funds Management, Inc. (“SSgA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly

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held bank holding company.  SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation.  SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.  As of December 31, 2009, SSgA FM managed approximately $168.4 billion in assets, and SSgA  managed approximately $1.91 trillion in assets.  SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers.

Kayne Anderson Rudnick Investment Management, LLC:

Robert A. Schwarzkopf, Chief Investment Officer and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006).  Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm since that time.

Julie Kutasov, Portfolio Manager and Senior Research Analyst of KAR, has served as a co-portfolio manager of the fund since 2008.  Ms. Kutasov joined KAR in 2001 and has been involved in the research of other small- and mid-cap strategies for the firm since that time.

Craig Stone, Portfolio Manager and Senior Research Analyst of KAR, has served as a co-portfolio manager of the fund since 2009.  Mr. Stone joined KAR in 2000 and has been involved in the research of other small- and mid-cap strategies for the firm since that time.

Metropolitan West Capital Management, LLC:

Samir Sikka has served as lead strategist for the fund since February 2007 and as a research analyst for the fund since July 2006.  Mr. Sikka has been an investment professional involved in portfolio management and research analysis since 1997.

SSgA Funds Management, Inc.:

William H. DeRoche, CFA, Principal of SSgA FM, Vice President of SSgA and the Head of the U.S. Enhanced Equity Team, SSgA, has served as a co-portfolio manager of the fund since January 2009.  Prior to joining SSgA in 2003, Mr. DeRoche was a quantitative analyst at Putnam Investments.  Mr. DeRoche has been working in the investment management field since 1995.

Chuck Martin, CFA, Principal of SSgA FM, Vice President of SSgA and a portfolio manager in the Global Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception (2006).  Prior to joining SSgA in 2001, Mr. Martin was an Equity Analyst at SunTrust Equitable

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Securities (1999-2001).  Mr. Martin has been working in the investment industry since 1993.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 1.00% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 1.000% of the first $500 million, 0.950% of the next $500 million, 0.900% of the next $4 billion, 0.8975% of the next $5 billion and 0.895% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

23

effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)	As a percentage of the Fund’s average net assets.
(2)	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.
(3)	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)

Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

27

through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

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value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

29

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

30

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

32

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

33

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

34

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

35

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

37

James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To:	Send Payments To:	Phone Number:
The Hartford Mutual Funds	The Hartford Mutual Funds	1-888-THE STAG (843-7824)or
P.O. Box 64387	P.O. Box 9140	contact your financial
St. Paul, MN 55164-0387	Minneapolis, MN 55480-9140	representative or plan
FAX: 888-802-0039	FAX: 888-802-0039	administrator for instructions and
assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·      Name, date of birth, residential address, and social security number.

·      The Fund name, share class and account number.

·      The amount of the transaction (in dollars or shares).

·      Signatures of all owners exactly as registered on the account (for mail requests).

·      Medallion signature guarantee or Signature Validation Program stamp (if required).

·      Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

46

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

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procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·      after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·      after any changes of name or address of the registered owner(s)

·      in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·      Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·      Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·      Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·      Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·      Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·      Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·      Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

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than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Index:

The Russell 2000 Value Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange. American Stock Exchange and Nasdaq.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Select SmallCap Value Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008	2007	2006(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.42	$11.79	$10.96	$10.00
Investment Operations:
Net investment income (loss)	0.05	0.07	0.07	0.02
Net realized and unrealized gain (loss) on investments	0.56	(3.63)	0.78	0.94
Total from investment operations	0.61	(3.56)	0.85	0.96
Distributions:
Net investment income	(0.08)	(0.06)	—	—
Net realized gain on investments	—	(0.75)	(0.02)	—
Total distributions	(0.08)	(0.81)	(0.02)	—
Net asset value, end of period	$7.95	$7.42	$11.79	$10.96
Total Return(c)	8.43%	(32.15)%	7.78%	9.60	%(d)
Net assets at end of period (in thousands)	$16,695	$14,428	$19,106	$15,872
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.50%	1.41%	1.40%	1.73	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.50%	1.41%	1.40%	1.60	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.50%	1.41%	1.40%	1.60	%(f)
Ratio of net investment income to average net assets	0.66%	0.81%	0.67%	0.78	%(f)
Portfolio turnover rate(g)	59%	51%	58%	10%

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The Hartford Select SmallCap Value Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008	2007	2006(b),(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.31	$11.65	$10.93	$10.00
Investment Operations:
Net investment income (loss)	0.01	—	(0.02)	—
Net realized and unrealized gain (loss) on investments	0.56	(3.59)	0.76	0.93
Total from investment operations	0.57	(3.59)	0.74	0.93
Distributions:
Net investment income	(0.02)	—	—	—
Net realized gain on investments	—	(0.75)	(0.02)	—
Total distributions	(0.02)	(0.75)	(0.02)	—
Net asset value, end of period	$7.86	$7.31	$11.65	$10.93
Total Return(c)	7.89%	(32.69)%	6.79%	9.30	%(d)
Net assets at end of period (in thousands)	$596	$476	$587	$308
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.72%	2.51%	2.38%	2.53	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	2.07%	2.24%	2.35%	2.35	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	2.07%	2.24%	2.35%	2.35	%(f)
Ratio of net investment income to average net assets	0.08%	(0.02)%	(0.25)%	0.03	%(f)
Portfolio turnover rate(g)	59%	51%	58%	10%

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The Hartford Select SmallCap Value Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008	2007	2006(b),(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.32	$11.66	$10.93	$10.00
Investment Operations:
Net investment income (loss)	—	—	(0.02)	—
Net realized and unrealized gain (loss) on investments	0.57	(3.59)	0.77	0.93
Total from investment operations	0.57	(3.59)	0.75	0.93
Distributions:
Net investment income	(0.01)	—	—	—
Net realized gain on investments	—	(0.75)	(0.02)	—
Total distributions	(0.01)	(0.75)	(0.02)	—
Net asset value, end of period	$7.88	$7.32	$11.66	$10.93
Total Return(c)	7.81%	(32.66)%	6.88%	9.30	%(d)
Net assets at end of period (in thousands)	$880	$685	$749	$280
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.67%	2.48%	2.33%	2.51	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	2.12%	2.26%	2.33%	2.35	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	2.12%	2.26%	2.33%	2.35	%(f)
Ratio of net investment income to average net assets	0.04%	(0.04)%	(0.27)%	0.03	%(f)
Portfolio turnover rate(g)	59%	51%	58%	10%

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The Hartford Select SmallCap Value Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009	2008	2007	2006(b),(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.43	$11.80	$10.97	$10.00
Investment Operations:
Net investment income (loss)	0.07	0.10	0.10	0.01
Net realized and unrealized gain (loss) on investments	0.56	(3.64)	0.78	0.96
Total from investment operations	0.63	(3.54)	0.88	0.97
Distributions:
Net investment income	(0.10)	(0.08)	(0.03)	—
Net realized gain on investments	—	(0.75)	(0.02)	—
Total distributions	(0.10)	(0.83)	(0.05)	—
Net asset value, end of period	$7.96	$7.43	$11.80	$10.97
Total Return(c)	8.85%	(31.93)%	8.09%	9.70	%(d)
Net assets at end of period (in thousands)	$66,161	$63,698	$91,189	$1,538
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.14%	1.10%	1.13%	1.71	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.14%	1.10%	1.13%	1.20	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.14%	1.10%	1.13%	1.20	%(f)
Ratio of net investment income to average net assets	1.03%	1.11%	0.97%	0.79	%(f)
Portfolio turnover rate(g)	59%	51%	58%	10%

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The Hartford Select SmallCap Value Fund

Financial Highlights - Footnotes

(a)	A shares commenced operations on July 31, 2006.
(b)	Per share amounts have been calculated using average shares outstanding method.
(c)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(f)	Annualized.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	B shares commenced operations on July 31, 2006.
(i)	C shares commenced operations on July 31, 2006.
(j)	Y shares commenced operations on July 31, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006
A	1.50%	1.41%	1.40%	1.60	%(a)
B	2.07%	2.24%	2.35%	2.35	%(b)
C	2.12%	2.26%	2.32%	2.35	%(c)
Y	1.14%	1.10%	1.13%	1.20	%(d)

(a)	Commencement of operations on July 31, 2006.
(b)	Commencement of operations on July 31, 2006.
(c)	Commencement of operations on July 31, 2006.
(d)	Commencement of operations on July 31, 2006.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

61

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-SSCV10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Short Duration Fund

Prospectus

March 1, 2010

Class	Ticker
A	HSDAX
B	HSDBX
C	HSDCX
I	HSDIX
Y	HSDYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD SHORT DURATION FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to provide current income and long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.00%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $500,000 invested)	5.00%	1.00%	None	None
Exchange fees	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	Y
Management fees	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	—
Other expenses	0.21%	0.35%	0.20%	0.21%	0.08%
Total annual fund operating expenses	0.91%	1.80%	1.65%	0.66%	0.53%
Less: Contractual expense reimbursement(1)	0.01%	0.15%	—	0.01%	—
Net operating expenses(1)	0.90%	1.65%	1.65%	0.65%	0.53%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.90% (Class A), 1.65% (Class B), 1.65% (Class C), 0.65% (Class I) and 0.65% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$290	$483	$693	$1,296
B	$668	$852	$1,161	$1,869
C	$268	$520	$897	$1,955
I	$66	$210	$367	$822
Y	$54	$170	$296	$665

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$290	$483	$693	$1,296
B	$168	$552	$961	$1,869
C	$168	$520	$897	$1,955
I	$66	$210	$367	$822
Y	$54	$170	$296	$665

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing in securities that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), considers to be attractive from a yield perspective while considering total return.  The Fund normally invests at least 80% of its total assets in “investment grade” securities.  The Fund may invest up to 15% of its total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  The Fund may invest up to 25% of its total assets in securities of foreign issuers, and may trade securities actively.  The Fund may invest up to 5% of its total assets in dollar-denominated investment grade securities of issuers located in countries with emerging economies or securities markets.

5

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk — Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them

6

worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Not FDIC Insured Risk - An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest                                       3.72% (2nd quarter, 2009)   Lowest  —1.68% (3rd quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

7

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09

(including sales charges)

			Lifetime
	1 Year	5 Years	(since 10/31/02)
Share Classes
Class A - Return Before Taxes	6.80%	2.38%	2.58%
- After Taxes on Distributions	5.53%	1.06%	1.34%
- After Taxes on Distributions and Sale of Fund Shares	4.39%	1.25%	1.47%
Share Classes (Return Before Taxes)
Class B	4.28%	1.87%	2.27%
Class C	8.40%	2.23%	2.28%
Class I	6.80%	2.38%	2.58%
Class Y	10.64%	3.31%	3.12%
Barclays Capital 1-3 Years U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	3.82%	4.32%	3.74%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since

Robert Crusha, CFA	Senior Vice President	2002

Brian Dirgins, CFA	Senior Vice President	2004

8

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to provide current income and long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing in securities that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), considers to be attractive from a yield perspective while considering total return.  The Fund normally invests at least 80% of its total assets in “investment grade” securities.  The Fund may invest up to 15% of its total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  The Fund may invest up to 25% of its total assets in securities of foreign issuers, and may trade securities actively.  The Fund may invest up to 5% of its total assets in dollar-denominated investment grade securities of issuers located in countries with emerging economies or securities markets.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy.  Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive.  For individual securities, Hartford Investment Management assesses such factors as a company’s business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

Bonds in which the Fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

“Investment grade” quality means securities that are rated at the time of purchase within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”) or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories.  The Fund normally will maintain an average credit quality that is equivalent to at least “Baa3” by Moody’s and a dollar weighted average duration and average maturity of less than 3 years.  Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.  The measure incorporates a bond’s yield, coupon and final maturity.  The longer a security’s duration, the more sensitive it will generally be to changes in interest rates.  Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest

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rates than a fund with a shorter average duration.  For example, a U.S. Treasury security with a duration of 2 years can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk — Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the

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fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Not FDIC Insured Risk - An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Agent Insolvency Risk - In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value.  This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the

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participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower’s insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Valuation Risk - In some circumstances, the fund’s investments could become harder to value.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

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·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying

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Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

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·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see “Valuation of Shares”

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

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About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it

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invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Robert Crusha, CFA, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Brian Dirgins, CFA, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2004. Mr. Dirgins joined Hartford Investment Management in 1998 and has been an investment professional involved in trading and securities analysis since 1989.  Prior to joining

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the firm, Mr. Dirgins was with Conning Asset Management where he was responsible for analysis and trading of asset-backed securities.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.45% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.450% of the first $500 million, 0.400% of the next $4.5 billion, 0.380% of the next $5 billion and 0.370% in excess of $10 billion annually of the Fund’s average daily net assets.

EXPENSE CAPS AND WAIVERS.  The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.”

HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain total annual fund

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operating expenses as follows: 1.00% (Class A), 1.75% (Class B), 1.75% (Class C), 0.75% (Class I) and 0.75% (Class Y).

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2),(3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2),(3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

1.  A member of the group of funds referred to as the Asset Allocation Funds

2.  Non-diversified fund

3.  A member of the group of funds referred to as the Hartford Fixed Income Funds

4.  A member of the group of funds referred to as the Target Retirement Funds

5.  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

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effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)        As a percentage of the Fund’s average net assets.

(2)        Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)        No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $250,000	2.00%	2.04%	1.50%
$250,000 – $499,999	1.50%	1.52%	1.00%
$500,000 or more(1)	0%	0%	See below

(1)          Investments of $500,000 or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $500,000 of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is

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based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

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Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually

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purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k)

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plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold

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donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

33

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

34

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.             Read this prospectus carefully.

2.             Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.             Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.             Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $499,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $499,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To:	Send Payments To:	Phone Number:
The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

46

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

47

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

48

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

49

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

50

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates

52

on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares had not yet commenced operations as of the date of this prospectus.  Performance shown for Class I shares is that of the Fund’s Class A shares, which had different operating expenses.

Class Y shares commenced operations on November 28, 2003.  Accordingly, the “Lifetime” performance shown for Class Y is since that date.

Index:

The Barclays Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.

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FINANCIAL HIGHLIGHTS

No financial highlights are provided for Class I shares as that class had not yet commenced operations as of the date of this Prospectus. However, the financial highlights below reflect information for Class A, B, C and Y shares of the Fund.  The financial highlights for the Fund’s Class I shares for the periods presented below would have been substantially similar to that shown because all of the Fund’s shares are invested in the same portfolio of securities. However, the actual financial highlights of the Class I shares for the periods presented below would have been different than the information shown because of differences in the expenses borne by each class of shares.

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Short Duration Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.21	$9.82	$9.89	$9.85	$10.08
Investment Operations:
Net investment income (loss)	0.33	0.37	0.44	0.35	0.33
Net realized and unrealized gain (loss) on investments	0.41	(0.62)	(0.07)	0.04	(0.24)
Total from investment operations	0.74	(0.25)	0.37	0.39	0.09
Distributions:
Net investment income	(0.33)	(0.36)	(0.44)	(0.35)	(0.32)
Total distributions	(0.33)	(0.36)	(0.44)	(0.35)	(0.32)
Net asset value, end of period	$9.62	$9.21	$9.82	$9.89	$9.85
Total Return(a)	8.23%	(2.60)%	3.80%	4.02%	0.92%
Net assets at end of period (in thousands)	$125,549	$46,620	$34,606	$26,726	$29,212
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.91%	0.95%	1.04%	1.10%	1.05%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.50%	3.78%	4.49%	3.53%	3.23%
Portfolio turnover rate(C)	56%	73%	68%	119%	123%

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The Hartford Short Duration Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.21	$9.82	$9.90	$9.85	$10.08
Investment Operations:
Net investment income (loss)	0.26	0.29	0.37	0.27	0.25
Net realized and unrealized gain (loss) on investments	0.41	(0.61)	(0.09)	0.05	(0.23)
Total from investment operations	0.67	(0.32)	0.28	0.32	0.02
Distributions:
Net investment income	(0.26)	(0.29)	(0.36)	(0.27)	(0.25)
Total distributions	(0.26)	(0.29)	(0.36)	(0.27)	(0.25)
Net asset value, end of period	$9.62	$9.21	$9.82	$9.90	$9.85
Total Return(a)	7.42%	(3.33)%	2.91%	3.33%	0.17%
Net assets at end of period (in thousands)	$9,322	$5,846	$6,349	$6,760	$8,814
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.80%	1.84%	1.90%	1.92%	1.89%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	2.78%	3.06%	3.73%	2.77%	2.47%
Portfolio turnover rate(c)	56%	73%	68%	119%	123%

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The Hartford Short Duration Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.21	$9.82	$9.90	$9.85	$10.08
Investment Operations:
Net investment income (loss)	0.26	0.29	0.37	0.27	0.25
Net realized and unrealized gain (loss) on investments	0.41	(0.61)	(0.09)	0.05	(0.23)
Total from investment operations	0.67	(0.32)	0.28	0.32	0.02
Distributions:
Net investment income	(0.26)	(0.29)	(0.36)	(0.27)	(0.25)
Total distributions	(0.26)	(0.29)	(0.36)	(0.27)	(0.25)
Net asset value, end of period	$9.62	$9.21	$9.82	$9.90	$9.85
Total Return(a)	7.42%	(3.33)%	2.91%	3.33%	0.17%
Net assets at end of period (in thousands)	$52,909	$26,738	$22,322	$14,382	$22,973
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.65%	1.69%	1.77%	1.83%	1.78%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	2.78%	3.03%	3.74%	2.76%	2.47%
Portfolio turnover rate(c)	56%	73%	68%	119%	123%

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The Hartford Short Duration Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009	2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.19	$9.81	$9.88	$9.84	$10.07
Investment Operations:
Net investment income (loss)	0.36	0.40	0.47	0.37	0.35
Net realized and unrealized gain (loss) on investments	0.41	(0.63)	(0.08)	0.04	(0.23)
Total from investment operations	0.77	(0.23)	0.39	0.41	0.12
Distributions:
Net investment income	(0.36)	(0.39)	(0.46)	(0.37)	(0.35)
Total distributions	(0.36)	(0.39)	(0.46)	(0.37)	(0.35)
Net asset value, end of period	$9.60	$9.19	$9.81	$9.88	$9.84
Total Return(a)	8.62%	(2.40)%	4.08%	4.28%	1.18%
Net assets at end of period (in thousands)	$93,804	$107,669	$142,224	$102,198	$82,439
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.53%	0.58%	0.64%	0.68%	0.67%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.53%	0.58%	0.64%	0.65%	0.65%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.53%	0.58%	0.64%	0.65%	0.65%
Ratio of net investment income to average net assets	3.92%	4.11%	4.75%	3.78%	3.53%
Portfolio turnover rate(c)	56%	73%	68%	119%	123%

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The Hartford Short Duration Fund

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(b)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
A	0.90%	0.90%	0.90%	0.90%	0.90%
B	1.65%	1.65%	1.65%	1.65%	1.65%
C	1.65%	1.65%	1.65%	1.65%	1.65%
Y	0.53%	0.58%	0.64%	0.65%	0.65%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

61

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-SD10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Small Company Fund

Prospectus

March 1, 2010

Class	Ticker
A	IHSAX
B	HSCBX
C	HSMCX
I	IHSIX
R3	IHSRX
R4	IHSSX
R5	IHSUX
Y	HSCYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD SMALL COMPANY FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.46%	0.77%	0.49%	0.42%	0.34%	0.24%	0.29%	0.09%
Total annual fund operating expenses	1.53%	2.59%	2.31%	1.24%	1.66%	1.31%	1.11%	0.91%
Less: Contractual expense reimbursement(1)	0.13%	0.44%	0.16%	0.09%	0.01%	—	0.06%	—
Net operating expenses(1)	1.40%	2.15%	2.15%	1.15%	1.65%	1.31%	1.05%	0.91%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.40% (Class A), 2.15% (Class B), 2.15% (Class C), 1.15% (Class I), 1.65% (Class R3), 1.35% (Class R4), 1.05% (Class R5) and 1.00% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively,

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provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$685	$995	$1,327	$2,263
B	$718	$1,064	$1,536	$2,632
C	$318	$706	$1,221	$2,633
I	$117	$385	$672	$1,492
R3	$168	$522	$901	$1,965
R4	$133	$415	$718	$1,579
R5	$107	$347	$606	$1,346
Y	$93	$290	$504	$1,120

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$685	$995	$1,327	$2,263
B	$218	$764	$1,336	$2,632
C	$218	$706	$1,221	$2,633
I	$117	$385	$672	$1,492
R3	$168	$522	$901	$1,965
R4	$133	$415	$718	$1,579
R5	$107	$347	$606	$1,346
Y	$93	$290	$504	$1,120

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 180% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in common stocks selected on the basis of potential for capital appreciation.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The Fund employs a “multi-manager” approach whereby portions of the Fund’s cash flows are allocated among different money managers

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who employ distinct investment styles intended to complement one another.  HIFSCO, the Fund’s investment manager, has selected two different asset managers for the day-to-day portfolio management of the Fund: Hartford Investment Management Company (“Hartford Investment Management”) and Wellington Management Company, LLP (“Wellington Management.”)

The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices.  As of December 31, 2009, this range was approximately $13 million to $5 billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund’s realization of capital gains.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

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Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when it was managed by a single sub-adviser

·                  Include the Fund’s purchase of Initial Public Offerings (“IPOs”)

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   26.87% (2nd quarter, 2003)   Lowest  -26.30% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

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The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

Share Classes	1 Year	5 Years	10 Years
Class A - Return Before Taxes	22.01%	1.92%	-0.34%
- After Taxes on Distributions	22.01%	1.00%	-1.02%
- After Taxes on Distributions and Sale of Fund Shares	14.31%	1.44%	-0.50%
Share Classes (Return Before Taxes)
Class B	23.52%	2.07%	-0.35%
Class C	27.18%	2.30%	-0.50%
Class I	29.39%	3.26%	0.32%
Class R3	28.70%	3.08%	0.47%
Class R4	29.10%	3.30%	0.58%
Class R5	29.46%	3.47%	0.66%
Class Y	29.60%	3.56%	0.70%
Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)	34.47%	0.87%	-1.37%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-advisers are Hartford Investment Management and Wellington Management.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers.

Hartford Investment Management:

Portfolio Manager	Title	Involved with Fund Since

Hugh Whelan, CFA	Managing Director	2007

Kurt Cubbage, CFA	Vice President	2009

Wellington Management:

Portfolio Manager	Title	Involved with Fund Since

Steven C. Angeli, CFA	Senior Vice President and Equity Portfolio Manager	2000

Stephen Mortimer	Senior Vice President and Equity Portfolio Manager	2006

Mario E. Abularach, CFA, CMT	Vice President and Equity Research Analyst	2006

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PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in common stocks selected on the basis of potential for capital appreciation.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The Fund employs a “multi-manager” approach whereby portions of the Fund’s cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another.  HIFSCO, the Fund’s investment manager, has selected two different asset managers for the day-to-day portfolio management of the Fund: Hartford Investment Management Company (“Hartford Investment Management”) and Wellington Management Company, LLP (“Wellington Management.”)

The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices.  As of December 31, 2009, this range was approximately $13 million to $5 billion.

As the investment manager, HIFSCO is responsible for the management of the Fund and supervision of the Fund’s investment sub-advisers.  Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.  These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality.  The fundamentals used may vary by industry sector.  Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial potential for capital appreciation.  Wellington Management selects securities of companies that, in its opinion, will typically include the following characteristics:

·                  sustainable revenue growth

·                  superior market position

·                  positive market trends

·                  high quality management

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MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund’s realization of capital gains.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

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Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

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·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

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Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

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·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of

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Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

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Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

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The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers.

Hartford Investment Management:

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since April 2007. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Kurt Cubbage, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since 2009.  Mr. Cubbage joined Hartford Investment Management in 2005.  Before joining Hartford Investment Management, he was with ING (1999-2005) where he served as the Senior Portfolio Manager for an opportunistic equity strategy and large cap, mid cap and small cap equity strategies.

Wellington Management:

Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.

Stephen Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years.  Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years.  Mr. Abularach joined Wellington Management as an investment professional in 2001.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative

19

analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.82% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.850% of the first $250 million, 0.800% of the next $250 million, 0.750% of the next $500 million, 0.700% of the next $500 million, 0.650% of the next $3.5 billion, 0.630% of the next $5 billion and 0.620% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

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so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

26

through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

27

value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

29

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

45

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

46

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

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than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Hartford Investment Management became an additional sub-adviser effective June 2006.  Performance information prior to that date represents performance of only Wellington Management.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Index:

The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Small Company Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.09	$24.46	$21.58		$18.45	$15.09
Investment Operations:
Net investment income (loss)	(0.08)	(0.06)	(0.09)		(0.18)	(0.16)
Payment from (to) Affiliate	—	—	0.07		—	—
Net realized and unrealized gain (loss) on investments	0.89	(8.68)	4.77		3.31	3.52
Total from investment operations	0.81	(8.74)	4.75		3.13	3.36
Distributions:
Net realized gain on investments	—	(2.63)	(1.87)		—	—
Total distributions	—	(2.63)	(1.87)		—	—
Net asset value, end of period	$13.90	$13.09	$24.46		$21.58	$18.45
Total Return(b)	6.19%	(39.57)%	23.88	%(c)	16.96%	22.27%
Net assets at end of period (in thousands)	$275,834	$274,412	$299,819		$194,656	$159,577
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.53%	1.39%	1.41%		1.48%	1.57%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.32%	1.39%	1.40%		1.40%	1.40%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.32%	1.39%	1.40%		1.40%	1.40%
Ratio of net investment income to average net assets	(0.67)%	(0.39)%	(0.44)%		(0.87)%	(0.88)%
Portfolio turnover rate(e)	180%	183%	186%		170%	104%

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The Hartford Small Company Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.71	$22.30	$19.97		$17.20	$14.17
Investment Operations:
Net investment income (loss)	(0.12)	(0.20)	(0.26)		(0.36)	(0.29)
Payment from (to) Affiliate	—	—	0.10		—	—
Net realized and unrealized gain (loss) on investments	0.80	(7.76)	4.36		3.13	3.32
Total from investment operations	0.68	(7.96)	4.20		2.77	3.03
Distributions:
Net realized gain on investments	—	(2.63)	(1.87)		—	—
Total distributions	—	(2.63)	(1.87)		—	—
Net asset value, end of period	$12.39	$11.71	$22.30		$19.97	$17.20
Total Return(b)	5.81%	(39.95)%	22.97	%(c)	16.10%	21.38%
Net assets at end of period (in thousands)	$16,169	$21,008	$52,549		$52,036	$56,664
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.59%	2.31%	2.28%		2.32%	2.39%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.76%	2.02%	2.12%		2.15%	2.15%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.76%	2.02%	2.12%		2.15%	2.15%
Ratio of net investment income to average net assets	(1.10)%	(1.01)%	(1.16)%		(1.62)%	(1.63)%
Portfolio turnover rate(e)	180%	183%	186%		170%	104%

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The Hartford Small Company Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.71	$22.32	$20.00		$17.22	$14.19
Investment Operations:
Net investment income (loss)	(0.15)	(0.18)	(0.23)		(0.32)	(0.29)
Payment from (to) Affiliate	—	—	0.08		—	—
Net realized and unrealized gain (loss) on investments	0.78	(7.80)	4.34		3.10	3.32
Total from investment operations	0.63	(7.98)	4.19		2.78	3.03
Distributions:
Net realized gain on investments	—	(2.63)	(1.87)		—	—
Total distributions	—	(2.63)	(1.87)		—	—
Net asset value, end of period	$12.34	$11.71	$22.32		$20.00	$17.22
Total Return(b)	5.38%	(40.01)%	22.88	%(c)	16.14%	21.35%
Net assets at end of period (in thousands)	$38,082	$41,294	$63,650		$47,744	$44,564
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.31%	2.15%	2.15%		2.23%	2.30%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	2.04%	2.15%	2.15%		2.15%	2.15%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	2.04%	2.15%	2.15%		2.15%	2.15%
Ratio of net investment income to average net assets	(1.39)%	(1.14)%	(1.19)%		(1.62)%	(1.63)%
Portfolio turnover rate(e)	180%	183%	186%		170%	104%

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The Hartford Small Company Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009(a)	2008	2007		2006(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.18	$24.55	$21.59		$20.70
Investment Operations:
Net investment income (loss)	(0.06)	(0.02)	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	0.91	(8.72)	4.84		0.90
Total from investment operations	0.85	(8.74)	4.83		0.89
Distributions:
Net realized gain on investments	—	(2.63)	(1.87)		—
Total distributions	—	(2.63)	(1.87)		—
Net asset value, end of period	$14.03	$13.18	$24.55		$21.59
Total Return(b)	6.45%	(39.41)%	24.28	%(c)	4.30	%(g)
Net assets at end of period (in thousands)	$16,312	$11,912	$3,886		$69
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.24%	1.19%	1.12%		1.38	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.11%	1.15%	1.12%		1.15	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.11%	1.15%	1.12%		1.15	%(h)
Ratio of net investment income to average net assets	(0.48)%	(0.15)%	(0.16)%		(0.58	)%(h)
Portfolio turnover rate(e)	180%	183%	186%		170%

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The Hartford Small Company Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)	2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.89	$25.83	$21.95
Investment Operations:
Net investment income (loss)	(0.13)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	0.94	(9.24)	3.95
Total from investment operations	0.81	(9.31)	3.88
Distributions:
Net realized gain on investments	—	(2.63)	—
Total distributions	—	(2.63)	—
Net asset value, end of period	$14.70	$13.89	$25.83
Total Return(b)	5.83%	(39.69)%	17.68	%(c),(g)
Net assets at end of period (in thousands)	$12,822	$2,990	$181
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.66%	1.66%	1.84	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.65%	1.65%	1.65	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.65%	1.65%	1.65	%(h)
Ratio of net investment income to average net assets	(1.04)%	(0.68)%	(0.69	)%(h)
Portfolio turnover rate(e)	180%	183%	186%

59

The Hartford Small Company Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)	2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.98	$25.91	$21.95
Investment Operations:
Net investment income (loss)	(0.09)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.96	(9.27)	3.99
Total from investment operations	0.87	(9.30)	3.96
Distributions:
Net realized gain on investments	—	(2.63)	—
Total distributions	—	(2.63)	—
Net asset value, end of period	$14.85	$13.98	$25.91
Total Return(b)	6.22%	(39.51)%	18.04	%(c),(g)
Net assets at end of period (in thousands)	$31,532	$18,332	$9,809
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.31%	1.29%	1.34	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.31%	1.29%	1.34	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.31%	1.29%	1.34	%(h)
Ratio of net investment income to average net assets	(0.67)%	(0.29)%	(0.54	)%(h)
Portfolio turnover rate(e)	180%	183%	186%

60

The Hartford Small Company Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)	2008	2007(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.06	$25.97	$21.95
Investment Operations:
Net investment income (loss)	(0.06)	—	(0.01)
Net realized and unrealized gain (loss) on investments	0.97	(9.28)	4.03
Total from investment operations	0.91	(9.28)	4.02
Distributions:
Net realized gain on investments	—	(2.63)	—
Total distributions	—	(2.63)	—
Net asset value, end of period	$14.97	$14.06	$25.97
Total Return(b)	6.47%	(39.32)%	18.31	%(c),(g)
Net assets at end of period (in thousands)	$12,384	$7,510	$588
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.11%	1.00%	1.07	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.05%	1.00%	1.05	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.05%	1.00%	1.05	%(h)
Ratio of net investment income to average net assets	(0.42)%	(0.01)%	(0.38	)%(h)
Portfolio turnover rate(e)	180%	183%	186%

61

The Hartford Small Company Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.10	$26.00	$22.73		$19.33	$15.74
Investment Operations:
Net investment income (loss)	(0.04)	0.02	0.02		(0.06)	(0.07)
Payment from (to) Affiliate	—	—	0.06		—	—
Net realized and unrealized gain (loss) on investments	0.97	(9.29)	5.06		3.46	3.66
Total from investment operations	0.93	(9.27)	5.14		3.40	3.59
Distributions:
Net realized gain on investments	—	(2.63)	(1.87)		—	—
Total distributions	—	(2.63)	(1.87)		—	—
Net asset value, end of period	$15.03	$14.10	$26.00		$22.73	$19.33
Total Return(b)	6.59%	(39.23)%	24.44	%(c)	17.59%	22.81%
Net assets at end of period (in thousands)	$245,727	$166,183	$194,096		$108,770	$43,274
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.91%	0.89%	0.91%		0.95%	0.97%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.91%	0.89%	0.91%		0.95%	0.97%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.91%	0.89%	0.91%		0.95%	0.97%
Ratio of net investment income to average net assets	(0.27)%	0.12%	0.09%		(0.39)%	(0.43)%
Portfolio turnover rate(e)	180%	183%	186%		170%	104%

62

The Hartford Small Company Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Total return without the inclusion of the Payments from (to) Affiliate can be found in the Payments From Affiliate chart.
(d)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	I shares commenced operations on August 31, 2006.
(g)	Not annualized.
(h)	Annualized.
(i)	R3 shares commenced operations on December 22, 2006.
(j)	R4 shares commenced operations on December 22, 2006.
(k)	R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006		October 31, 2005
A	1.29%	1.38%	1.39%		1.37%		1.35%
B	1.73%	2.01%	2.11%		2.12%		2.10%
C	2.01%	2.14%	2.14%		2.11%		2.10%
I	1.09%	1.15%	1.12%		1.10	%(a)
R3	1.62%	1.65%	1.65	%(b)
R4	1.28%	1.28%	1.36	%(c)
R5	1.02%	0.99%	1.10	%(d)
Y	0.88%	0.88%	0.90%		0.91%		0.92%

(a)	Commencement of operations on August 31, 2006.
(b)	Commencement of operations on December 22, 2006.
(c)	Commencement of operations on December 22, 2006.
(d)	Commencement of operations on December 22, 2006.

63

Payments from Affiliates

The total return in the financial highlights includes payment from affiliates.  Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Impact from Payment from Affiliate for Trading Reimbursements for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007

Class A	0.16%	0.22%	23.41%
Class B	0.18%	0.24%	22.46%
Class C	0.18%	0.24%	22.37%
Class I	0.16%	0.22%	23.81%
Class R3	—%	0.20%	17.44%
Class R4	—%	0.20%	17.80%
Class R5	—%	0.20%	18.07%
Class Y	0.16%	0.20%	23.99%

64

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-SC10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Small/Mid Cap Equity Fund
(formerly The Hartford MidCap Growth
Fund)

Prospectus

March 1, 2010

Class	Ticker Symbol	Class	Ticker Symbol
A	HSMAX	Y	HSMYX
B	HSMBX
C	HTSCX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD SMALL/MID CAP EQUITY FUND (FORMERLY THE HARTFORD MIDCAP GROWTH FUND)

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	Y
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—
Other expenses	0.76%	1.14%	0.84%	0.26%
Total annual fund operating expenses	1.76%	2.89%	2.59%	1.01%
Less: Contractual expense reimbursement(1)	0.46%	0.84%	0.54%	0.11%
Net operating expenses(1)	1.30%	2.05%	2.05%	0.90%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.30% (Class A), 2.05% (Class B), 2.05% (Class C) and 0.90% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$675	$1,031	$1,411	$2,473
B	$708	$1,116	$1,649	$2,884
C	$308	$754	$1,327	$2,884
Y	$92	$311	$547	$1,226

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$675	$1,031	$1,411	$2,473
B	$208	$816	$1,449	$2,884
C	$208	$754	$1,327	$2,884
Y	$92	$311	$547	$1,226

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 172% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.  The Fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.

The Fund defines small-capitalization and mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell 2500 Index.  As of December 31, 2009, the market capitalization of companies included in the Russell 2500 Index ranged from approximately $13 million to $11 billion.

5

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Includes the Fund’s performance when it pursued a different strategy

·                  Would be lower if the Fund’s operating expenses had not been limited.

6

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes would differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest                                     20.80% (2nd quarter, 2009)   Lowest  —26.34% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending 12/31/09
(including sales charges)

		Lifetime
	1 Year	(since 01/01/05)
Share Classes
Class A - Return Before Taxes	39.23%	-1.16%
- After Taxes on Distributions	39.23%	-2.32%
- After Taxes on Distributions and Sale of Fund Shares	25.50%	-1.50%
Share Classes (Return Before Taxes)
Class B	41.53%	-0.90%
Class C	45.24%	-0.71%
Class Y	47.73%	0.33%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	34.39%	1.58%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Hugh Whelan, CFA	Managing Director	2006
Paul Bukowski, CFA	Senior Vice President	2009
Kurt Cubbage, CFA	Vice President	2010

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford

8

Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.  The Fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.

The Fund defines small-capitalization and mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell 2500 Index.  As of December 31, 2009, the market capitalization of companies included in the Russell 2500 Index ranged from approximately $13 million to $11 billion.

These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality.  The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than

10

stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

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·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

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Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

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Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

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In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance. Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and

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its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Paul Bukowski, CFA, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since 2009.  Mr. Bukowski, joined Hartford Investment Management in 2005.  Before joining Hartford Investment Management, he was a senior quantitative portfolio analyst for ING’s large-cap growth strategy (2004-2005).  Prior to 2004, Mr. Bukowski was with Callard &

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Ogden Investment Management where he managed several core and growth portfolios and was responsible for quantitative research.

Kurt Cubbage, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since February 2010. Mr. Cubbage joined Hartford Investment Management in 2005.  Before joining Hartford Investment Management, he was with ING (1999-2005).  While at ING, Mr. Cubbage started in the quantitative equity research group where he helped build equity models, and most recently at ING Mr. Cubbage served as the Senior Portfolio Manager for an opportunistic equity strategy and large cap, mid cap and small cap equity strategies.  Prior to 1999, Mr. Cubbage worked for Cambridge Associates as a research consultant, specializing in quantitative issues.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, The Fund paid HIFSCO an effective management fee equal to 0.75% of the Fund’s average daily net assets.

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The management fee set forth in the Fund’s investment advisory agreement is 0.750% of the first $500 million, 0.700% of the next $500 million, 0.650% of the next $4 billion, 0.630% of the next $5 billion and 0.620% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

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effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

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Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

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value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)          after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

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·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

33

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

36

James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To:	Send Payments To:	Phone Number:
The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

45

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

46

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

51

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

52

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Indices:

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe.

The fund has changed its benchmark from the Russell MidCap Growth Index to the Russell 2500 Index because the fund’s investment manager believes that the Russell 2500 Index better suited to the fund’s investment strategy.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Small/Mid Cap Equity Fund (formerly The Hartford MidCap Growth Fund) Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.04	$12.73	$11.28	$10.14	$10.06
Investment Operations:
Net investment income (loss)	—	—	(0.05)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	1.45	(5.11)	1.98	1.32	0.14
Total from investment operations	1.45	(5.11)	1.93	1.24	0.08
Distributions:
Net realized gain on investments	—	(1.58)	(0.48)	(0.10)	—
Total distributions	—	(1.58)	(0.48)	(0.10)	—
Net asset value, end of period	$7.49	$6.04	$12.73	$11.28	$10.14
Total Return(c)	24.01%	(45.38)%	17.76%	12.31%	0.80	%(d)
Net assets at end of period (in thousands)	$25,208	$21,304	$22,074	$23,542	$14,995
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.76%	1.50%	1.60%	1.69%	2.22	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.21%	1.35%	1.37%	1.50%	1.50	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.21%	1.35%	1.37%	1.50%	1.50	%(f)
Ratio of net investment income to average net assets	0.03%	0.05%	(0.43)%	(0.85)%	(0.95	)%(f)
Portfolio turnover rate(g)	172%	292%	186%	99%	97%

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The Hartford Small/Mid Cap Equity Fund (formerly The Hartford MidCap Growth Fund) Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.89	$12.50	$11.14	$10.08	$10.06
Investment Operations:
Net investment income (loss)	(0.02)	(0.06)	(0.11)	(0.15)	(0.09)
Net realized and unrealized gain (loss) on investments	1.40	(4.97)	1.95	1.31	0.11
Total from investment operations	1.38	(5.03)	1.84	1.16	0.02
Distributions:
Net realized gain on investments	—	(1.58)	(0.48)	(0.10)	—
Total distributions	—	(1.58)	(0.48)	(0.10)	—
Net asset value, end of period	$7.27	$5.89	$12.50	$11.14	$10.08
Total Return(c)	23.43%	(45.59)%	17.15%	11.58%	0.20	%(d)
Net assets at end of period (in thousands)	$3,396	$2,584	$4,509	$3,725	$2,354
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.89%	2.56%	2.55%	2.67%	3.35	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.59%	1.82%	1.96%	2.11%	2.25	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.59%	1.82%	1.96%	2.11%	2.25	%(f)
Ratio of net investment income to average net assets	(0.37)%	(0.63)%	(1.01)%	(1.46)%	(1.70	)%(f)
Portfolio turnover rate(g)	172%	292%	186%	99%	97%

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The Hartford Small/Mid Cap Equity Fund (formerly The Hartford MidCap Growth Fund) Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.86	$12.46	$11.13	$10.08	$10.06
Investment Operations:
Net investment income (loss)	(0.04)	(0.08)	(0.13)	(0.15)	(0.09)
Net realized and unrealized gain (loss) on investments	1.39	(4.94)	1.94	1.30	0.11
Total from investment operations	1.35	(5.02)	1.81	1.15	0.02
Distributions:
Net realized gain on investments	—	(1.58)	(0.48)	(0.10)	—
Total distributions	—	(1.58)	(0.48)	(0.10)	—
Net asset value, end of period	$7.21	$5.86	$12.46	$11.13	$10.08
Total Return(c)	23.04%	(45.67)%	16.89%	11.48%	0.20	%(d)
Net assets at end of period (in thousands)	$5,778	$3,002	$4,772	$3,861	$1,741
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.59%	2.39%	2.40%	2.52%	3.26	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.88%	1.99%	2.12%	2.26%	2.25	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.88%	1.99%	2.12%	2.26%	2.25	%(f)
Ratio of net investment income to average net assets	(0.67)%	(0.89)%	(1.17)%	(1.60)%	(1.70	)%(f)
Portfolio turnover rate(g)	172%	292%	186%	99%	97%

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The Hartford Small/Mid Cap Equity Fund (formerly The Hartford MidCap Growth Fund) Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)	2008	2007	2006	2005(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.15	$12.88	$11.36	$10.17	$10.06
Investment Operations:
Net investment income (loss)	0.01	0.05	(0.57)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	1.48	(5.20)	2.57	1.33	0.16
Total from investment operations	1.49	(5.15)	2.00	1.29	0.11
Distributions:
Net realized gain on investments	—	(1.58)	(0.48)	(0.10)	—
Total distributions	—	(1.58)	(0.48)	(0.10)	—
Net asset value, end of period	$7.64	$6.15	$12.88	$11.36	$10.17
Total Return(c)	24.23%	(45.12)%	18.28%	12.77%	1.09	%(d)
Net assets at end of period (in thousands)	$2,061	$136	$115	$28,868	$210
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.01%	0.98%	1.11%	1.13%	1.66	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	0.95%	0.95%	1.03%	1.11%	1.10	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	0.95%	0.95%	1.03%	1.11%	1.10	%(f)
Ratio of net investment income to average net assets	0.18%	0.67%	(0.44)%	(0.45)%	(0.55	)%(f)
Portfolio turnover rate(g)	172%	292%	186%	99%	97%

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The Hartford Small/Mid Cap Equity Fund (formerly The Hartford MidCap Growth Fund) Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	A shares commenced operations on January 01, 2005.
(c)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(f)	Annualized.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	B shares commenced operations on January 01, 2005.
(i)	C shares commenced operations on January 01, 2005.
(j)	Y shares commenced operations on January 01, 2005.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
A	1.21%	1.35%	1.36%	1.48%	1.49	%(a)
B	1.59%	1.82%	1.95%	2.09%	2.24	%(b)
C	1.88%	1.99%	2.11%	2.23%	2.24	%(c)
Y	0.95%	0.95%	1.01%	1.08%	1.09	%(d)

(a)	Commencement of operations on January 01, 2005.
(b)	Commencement of operations on January 01, 2005.
(c)	Commencement of operations on January 01, 2005.
(d)	Commencement of operations on January 01, 2005.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

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Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-SMC10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Strategic Income Fund

Prospectus

March 1, 2010

Class	Ticker
A	HSNAX
B	HSNBX
C	HSNCX
I	HSNIX
Y	HSNYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD STRATEGIC INCOME FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks a high level of current income.  Capital appreciation is a secondary objective.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None
Exchange fees	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	Y
Management fees	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	—
Other expenses	0.20%	0.28%	0.19%	0.20%	0.10%
Total annual fund operating expenses(1)	1.00%	1.83%	1.74%	0.75%	0.65%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.15% (Class A), 1.90% (Class B), 1.90% (Class C),  0.90% (Class I) and 0.90% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$547	$754	$978	$1,620
B	$686	$876	$1,190	$1,930
C	$277	$548	$944	$2,052
I	$77	$240	$417	$930
Y	$66	$208	$362	$810

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$547	$754	$978	$1,620
B	$186	$576	$990	$1,930
C	$177	$548	$944	$2,052
I	$77	$240	$417	$930
Y	$66	$208	$362	$810

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 164% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing primarily in domestic and foreign debt securities that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), considers to be attractive from a yield perspective while considering total return.  The Fund normally focuses its investments in non-investment grade debt securities, highly rated securities and foreign securities, including those from emerging markets.  The Fund may invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, convertible securities, preferred stock, and common stock.  The Fund may utilize derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes.  The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its

5

assets in one sector if conditions warrant.  The Fund may trade securities actively and may invest in debt securities of any maturity.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of

6

bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk – Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

7

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  9.98% (3rd quarter, 2009)   Lowest  -10.63% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

		Lifetime
Share Classes	1 Year	(since 05/31/07)
Class A - Return Before Taxes	21.19%	0.48%
- After Taxes on Distributions	18.53%	-2.30%
- After Taxes on Distributions and Sale of Fund Shares	13.59%	-1.34%
Share Classes (Return Before Taxes)
Class B	20.87%	0.45%
Class C	24.95%	1.56%
Class I	27.15%	2.61%
Class Y	27.35%	3.56%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	6.53%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

The fund is managed by a team of portfolio managers including Michael Bacevich, Michael Gray, Joseph Portera and Nasri Toutoungi.

8

Portfolio Manager	Title	Involved with Fund Since

Michael Bacevich	Managing Director	2007

Michael Gray, CFA	Managing Director	2007

Joseph Portera	Executive Vice President	2009

Nasri Toutoungi	Managing Director	2007

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask

9

your financial advisor or visit your financial intermediary’s website for more information.

10

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks a high level of current income.  Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing primarily in domestic and foreign debt securities that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), considers to be attractive from a yield perspective while considering total return.  The Fund normally focuses its investments in non-investment grade debt securities, highly rated securities and foreign securities, including those from emerging markets.  The Fund may invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, convertible securities, preferred stock, and common stock.  The Fund may utilize derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes.  The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its assets in one sector if conditions warrant.  The Fund may trade securities actively and may invest in debt securities of any maturity.

Non-investment grade debt securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality.  Non-investment grade debt securities are commonly referred to as “high yield - high risk” or “junk bonds”.  Foreign securities are securities issued by foreign corporations or governments, including issuers located in emerging markets.  Highly rated securities include, but are not limited to, U.S. government securities, mortgages, asset-backed securities and commercial mortgage backed securities.

The overall investment approach of Hartford Investment Management’s team emphasizes security selection and maturity management.  The investment team uses what is sometimes referred to as top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy.  The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The Fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the Fund.

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MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk – Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer

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of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value.  This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Income Risk - Falling interest rates create the potential for a decline in the fund’s income.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event

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of the borrower’s insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Sector Risk – The fund’s investments may be focused in securities of companies in a specific sector of the securities markets, which may cause the fund’s performance to be sensitive to developments affecting companies in that sector.

Unsecured Loans Risk - Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

Valuation Risk - In some circumstances, the fund’s investments could become harder to value.

Volatility Risk - Share price, yield and total return may fluctuate more than with less aggressive fixed-income funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

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Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

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·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure – Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

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Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may

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rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

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A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund is managed by a team of portfolio managers including Michael Bacevich, Michael Gray, Joseph Portera and Nasri Toutoungi.

Michael Bacevich, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2007). Mr. Bacevich joined Hartford Investment Management in 2004. Previously Mr. Bacevich was the head of the Leveraged Loan Team at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Michael Gray, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2007). Mr. Gray joined Hartford Investment Management in 2006. Previously, Mr. Gray was managing director and global head of credit research at Credit Suisse Asset Management.

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Prior to Credit Suisse, Mr. Gray served in similar capacities at Deutsche Asset Management and UBS Warburg.

Joseph Portera, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since December 2009.  Mr. Portera joined Hartford Investment Management in 2009.  Prior to joining the firm, Mr. Portera was a Managing Director, portfolio manager on several funds, including core plus strategies, and a senior member of the Global Fixed Income investment platform at MacKay Shields Financial LLC.  Prior to MacKay Shields, Mr. Portera was a Vice President with Fiduciary Trust, where he was responsible for Global Developed Bond Market separate accounts.  Mr. Portera has been an investment professional involved in trading and securities analysis since 1987.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2007). Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a managing director of Blackrock, Inc. from 1998 to January 2002 and a director and partner of Rogge Global Partners from 1997 to 1998.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in

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the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.55% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $500 million, 0.475% of the next $4 billion, 0.455% of the next $5 billion and 0.445% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A and Class C Shares – Class A and Class C shares have no eligibility requirements.

Class B Shares – Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in

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effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares – You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares –Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

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For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

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Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers – Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege – lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent – lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The

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Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

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(6)  after separation from service for employer sponsored retirement plans, and

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or

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charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans – Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

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retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

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shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

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12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum initial investment is as follows:

·                 Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                 Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                 Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                 On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                 By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                 In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                 On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                 By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                 By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                 By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                 IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                 403(b) — 403(b) Distribution Request Form.

·                 Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                 Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                 Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                 Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                 Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

48

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

49

procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                 after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                 after any changes of name or address of the registered owner(s)

·                 in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                 Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                 Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                 Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                 Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                 Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                 Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                 Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

52

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates

54

on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Index:

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Strategic Income Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009	2008	2007(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.35	$9.75	$9.90
Investment Operations:
Net investment income (loss)	0.53	0.65	0.29
Net realized and unrealized gain (loss) on investments	1.33	(2.39)	(0.14)
Total from investment operations	1.86	(1.74)	0.15
Distributions:
Net investment income	(0.52)	(0.66)	(0.30)
Total distributions	(0.52)	(0.66)	(0.30)
Net asset value, end of period	$8.69	$7.35	$9.75
Total Return(b)	26.24%	(19.02)%	1.53	%(c)
Net assets at end of period (in thousands)	$146,738	$79,242	$42,949
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.00%	0.97%	1.01	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.00%	0.61%	0.46	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.00%	0.61%	0.46	%(e)
Ratio of net investment income to average net assets	6.70%	7.14%	7.15	%(e)
Portfolio turnover rate(f)	164%	132%	40%

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The Hartford Strategic Income Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009	2008	2007(g)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.35	$9.75	$9.90
Investment Operations:
Net investment income (loss)	0.46	0.58	0.26
Net realized and unrealized gain (loss) on investments	1.33	(2.40)	(0.15)
Total from investment operations	1.79	(1.82)	0.11
Distributions:
Net investment income	(0.45)	(0.58)	(0.26)
Total distributions	(0.45)	(0.58)	(0.26)
Net asset value, end of period	$8.69	$7.35	$9.75
Total Return(b)	25.20%	(19.66)%	1.21	%(c)
Net assets at end of period (in thousands)	$14,397	$6,308	$2,644
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.83%	1.81%	1.80	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.83%	1.45%	1.25	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.83%	1.45%	1.25	%(e)
Ratio of net investment income to average net assets	5.87%	6.33%	6.42	%(e)
Portfolio turnover rate(f)	164%	132%	40%

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The Hartford Strategic Income Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009	2008	2007(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.36	$9.76	$9.90
Investment Operations:
Net investment income (loss)	0.47	0.59	0.27
Net realized and unrealized gain (loss) on investments	1.33	(2.40)	(0.15)
Total from investment operations	1.80	(1.81)	0.12
Distributions:
Net investment income	(0.46)	(0.59)	(0.26)
Total distributions	(0.46)	(0.59)	(0.26)
Net asset value, end of period	$8.70	$7.36	$9.76
Total Return(b)	25.30%	(19.62)%	1.31	%(c)
Net assets at end of period (in thousands)	$120,513	$67,863	$17,275
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.74%	1.75%	1.81	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.74%	1.38%	1.26	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.74%	1.38%	1.26	%(e)
Ratio of net investment income to average net assets	5.98%	6.40%	6.47	%(e)
Portfolio turnover rate(f)	164%	132%	40%

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The Hartford Strategic Income Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009	2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.37	$9.77	$9.90
Investment Operations:
Net investment income (loss)	0.54	0.69	0.31
Net realized and unrealized gain (loss) on investments	1.34	(2.41)	(0.13)
Total from investment operations	1.88	(1.72)	0.18
Distributions:
Net investment income	(0.54)	(0.68)	(0.31)
Total distributions	(0.54)	(0.68)	(0.31)
Net asset value, end of period	$8.71	$7.37	$9.77
Total Return(b)	26.48%	(18.77)%	1.84	%(c)
Net assets at end of period (in thousands)	$45,664	$24,508	$11,212
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.75%	0.75%	0.82	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.75%	0.38%	0.27	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.75%	0.38%	0.27	%(e)
Ratio of net investment income to average net assets	7.00%	7.37%	7.49	%(e)
Portfolio turnover rate(f)	164%	132%	40%

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The Hartford Strategic Income Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009	2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.35	$9.76	$9.57
Investment Operations:
Net investment income (loss)	0.57	0.69	0.12
Net realized and unrealized gain (loss) on investments	1.32	(2.41)	0.19
Total from investment operations	1.89	(1.72)	0.31
Distributions:
Net investment income	(0.55)	(0.69)	(0.12)
Total distributions	(0.55)	(0.69)	(0.12)
Net asset value, end of period	$8.69	$7.35	$9.76
Total Return(b)	26.69%	(18.85)%	3.28	%(c)
Net assets at end of period (in thousands)	$15,036	$36,751	$10,631
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.65%	0.67%	0.80	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.65%	0.30%	0.25	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.65%	0.30%	0.25	%(e)
Ratio of net investment income to average net assets	7.22%	7.49%	7.73	%(e)
Portfolio turnover rate(f)	164%	132%	40%

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The Hartford Strategic Income Fund

Financial Highlights - Footnotes

(a)	A shares became available to the public on May 31, 2007.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(e)	Annualized.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	B shares became available to the public on May 31, 2007.
(h	C shares became available to the public on May 31, 2007.
(i)	I shares became available to the public on May 31, 2007.
(j)	Y shares commenced operations on August 31, 2007.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007
A	1.00%	0.61%	0.46	%(a)
B	1.83%	1.45%	1.25	%(b)
C	1.74%	1.38%	1.26	%(c)
I	0.75%	0.38%	0.27	%(d)
Y	0.65%	0.30%	0.24	%(e)

(a)	Commencement of operations on May 31, 2007.
(b)	Commencement of operations on May 31, 2007.
(c)	Commencement of operations on May 31, 2007.
(d)	Commencement of operations on May 31, 2007.
(e)	Commencement of operations on August 31, 2007.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

64

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-SI10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Target Retirement 2010 Fund

Prospectus

March 1, 2010

Class	Ticker
A	HTTAX
R3	HTTRX
R4	HTTSX
R5	HTTTX
Y	HTTYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD TARGET RETIREMENT 2010 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	A	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	None	None	None	None
Exchange fees	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	R3	R4	R5	Y
Management fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%	0.50%	0.25%	—	—
Other expenses	0.55%	0.60%	0.63%	0.58%	0.50%
Acquired Fund fees and expenses	0.72%	0.72%	0.72%	0.72%	0.72%
Total annual fund operating expenses	1.67%	1.97%	1.75%	1.45%	1.37%
Less: Contractual expense reimbursement(1)	0.67%	0.82%	0.90%	0.65%	0.57%
Net operating expenses(1)	1.00%	1.15%	0.85%	0.80%	0.80%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.00% (Class A), 1.30% (Class R3), 1.00% (Class R4), 0.80% (Class R5) and 0.80% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or

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upon approval of the Board of Directors of the Fund.  In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.15% (Class R3) and 0.85% (Class R4).  This latter agreement is scheduled to terminate on February 28, 2011 and not be renewed.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$646	$986	$1,348	$2,365
R3	$117	$539	$986	$2,230
R4	$87	$463	$865	$1,988
R5	$82	$395	$730	$1,679
Y	$82	$378	$695	$1,597

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$646	$986	$1,348	$2,365
R3	$117	$539	$986	$2,230
R4	$87	$463	$865	$1,988
R5	$82	$395	$730	$1,679
Y	$82	$378	$695	$1,597

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2010, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement. The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy as selected by the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management.”)  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income securities and fixed income funds.  By the target  retirement date

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(2010) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time. The Fund will continue to invest after its target retirement date (2010), gradually reaching its most conservative allocation of approximately 30% in equity securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

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Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest       13.56% (2nd quarter, 2009)   Lowest  -15.57% (4th quarter, 2008)

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AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09

(including sales charges)

		Lifetime
Share Classes	1 Year	(since 09/30/05)
Class A - Return Before Taxes	20.91%	0.59%
- After Taxes on Distributions	20.10%	-1.11%
- After Taxes on Distributions and Sale of Fund Shares	13.59%	-0.45%
Share Classes (Return Before Taxes)
Class R3	27.75%	1.78%
Class R4	28.12%	2.03%
Class R5	27.98%	2.15%
Class Y	28.02%	2.18%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	-0.15%
Barclays Capital U.S Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	5.42%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since

Ed Caputo, CFA	Vice President	2007

Hugh Whelan, CFA	Managing Director	2006

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors. Minimum investment amounts may be waived for certain accounts.

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Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2010, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement. The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy as selected by the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management.”)  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income securities and fixed income funds.  By the target retirement date (2010) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time. The Fund will continue to invest after its target retirement date (2010), gradually reaching its most conservative allocation of approximately 30% in equity securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

In seeking the Fund’s investment objective, the investment strategies of Hartford Investment Management include:

·                  Allocating the Fund’s assets among Class Y shares of Underlying Funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies.

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As of December 31, 2009, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds

The Hartford Capital Appreciation Fund

The Hartford Capital Appreciation II Fund

The Hartford Disciplined Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Fundamental Growth Fund

The Hartford Growth Fund

The Hartford Growth Opportunities Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund

The Hartford Small/Mid Cap Equity Fund

The Hartford Value Fund

The Hartford Value Opportunities Fund

Global and International Equity Funds

The Hartford Global Growth Fund

The Hartford Global Research Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

Fixed Income and Money Market Funds

The Hartford Floating Rate Fund

The Hartford High Yield Fund

The Hartford Income Fund

The Hartford Inflation Plus Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

ETFs

Powershares DB Commodity Index Tracking Fund ETF

Powershares Emerging Markets Sovereign Debt ETF

SPDR DJ Wilshire International Real Estate ETF

SPDR Dow Jones Wilshire REIT ETF

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordmutualfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

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MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount

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of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

ETF Risk - An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign

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regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited

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operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”).  The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds.  Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds is  intended to be managed according to its asset allocation strategy without trading actively among the Underlying Funds or attempting to capture short-term market opportunities.  However, a fund’s asset allocation strategy or its selection of Underlying Funds may be modified if it is believed that doing so would better enable the fund to pursue its investment goal.  Other than the Checks and Balances Fund, Underlying Funds are expected to be reallocated quarterly, although they may be rebalanced more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

·                  Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.

·                  By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes,

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including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

·                  The investment allocation limitations of the Checks and Balances Fund and the Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, the Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

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·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

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Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

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ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no

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longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.15% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the Fund’s average daily net assets.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)   A member of the group of funds referred to as the Asset Allocation Funds

(2)   Non-diversified fund

(3)   A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)   A member of the group of funds referred to as the Target Retirement Funds

(5)   Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A — Class A shares have no eligibility requirements.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·      Class Y shares are offered to institutional investors, which include, but are not limited to:

·      Certain qualified employee benefit plans and other retirement savings plans

·      Non-profit organizations, charitable trusts, foundations and endowments

·      Accounts registered to bank trust departments, trust companies, and investment companies

·      Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·      Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)   As a percentage of the Fund’s average net assets.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)   Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Sales Charge Reductions And Waivers — Class A shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·      Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·      Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually

27

purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·      to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·      for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·      under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·      for retirement plans under the following circumstances:

(1)   to return excess contributions,

(2)   hardship withdrawals as defined in the plans,

(3)   under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)   to meet minimum distribution requirements under the Internal Revenue Code,

(5)   to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)  after separation from service for employer sponsored retirement plans.

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a

28

sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A shares, you will be credited with the amount of that CDSC.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·      selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·      financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·      current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·      welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·      participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·      one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·      college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

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Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

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Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution

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without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

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·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America,

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Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe

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Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest. The minimum initial investment is as follows:

·                  Class A shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

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Buying Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire — For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased

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through a plan’s administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares. Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, fill out the “Bank Account or Credit Union Information” section of your new account

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application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service. Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve

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months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES
Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

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Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

43

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual

44

Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for

45

reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

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If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A and Class Y — In general, you will receive account statements as follows:

after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A

47

Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.  Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

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Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 shares performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005  has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Target Retirement 2010 Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a),(b)	2008	2007	2006	2005(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.24	$10.66	$9.65	$9.82	$10.00
Investment Operations:
Net investment income (loss)	0.22	0.30	0.28	0.47	0.02
Net realized and unrealized gain (loss) on investments	1.15	(3.10)	1.01	0.22	(0.20)
Total from investment operations	1.37	(2.80)	1.29	0.69	(0.18)
Distributions:
Net investment income	(0.11)	(0.41)	(0.28)	(0.50)	—
Net realized gain on investments	—	(0.21)	—	—	—
Distributions from capital	—	—	—	(0.36)	—
Total distributions	(0.11)	(0.62)	(0.28)	(0.86)	—
Net asset value, end of period	$8.50	$7.24	$10.66	$9.65	$9.82
Total Return(d)	19.29%	(27.74)%	13.55%	7.43%	(1.80	)%(e)
Net assets at end of period (in thousands)	$9,342	$6,520	$7,547	$1,618	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	0.95%	1.02%	1.81%	8.32%	0.65	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.24%	0.42%	0.50%	0.54%	0.49	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.24%	0.42%	0.50%	0.54%	0.49	%(g)
Ratio of net investment income to average net assets	3.00%	2.87%	2.46%	2.01%	2.53	%(g)
Portfolio turnover rate(h)	31%	68%	56%	10%	12%

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The Hartford Target Retirement 2010 Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(b)	2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.23	$10.66	$9.76
Investment Operations:
Net investment income (loss)	0.18	0.26	0.14
Net realized and unrealized gain (loss) on investments	1.18	(3.11)	0.89
Total from investment operations	1.36	(2.85)	1.03
Distributions:
Net investment income	(0.11)	(0.37)	(0.13)
Net realized gain on investments	—	(0.21)	—
Total distributions	(0.11)	(0.58)	(0.13)
Net asset value, end of period	$8.48	$7.23	$10.66
Total Return(d)	19.24%	(28.14)%	10.56	%(e)
Net assets at end of period (in thousands)	$1,578	$8	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	1.25%	1.47%	2.32	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.39%	0.87%	0.90	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.39%	0.87%	0.90	%(g)
Ratio of net investment income to average net assets	2.37%	2.70%	1.62	%(g)
Portfolio turnover rate(h)	31%	68%	56%

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The Hartford Target Retirement 2010 Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(b)	2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.23	$10.66	$9.76
Investment Operations:
Net investment income (loss)	0.22	0.36	0.16
Net realized and unrealized gain (loss) on investments	1.17	(3.17)	0.89
Total from investment operations	1.39	(2.81)	1.05
Distributions:
Net investment income	(0.11)	(0.41)	(0.15)
Net realized gain on investments	—	(0.21)	—
Total distributions	(0.11)	(0.62)	(0.15)
Net asset value, end of period	$8.51	$7.23	$10.66
Total Return(d)	19.58%	(27.84)%	10.88	%(e)
Net assets at end of period (in thousands)	$9,020	$4,823	$442
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	1.03%	1.04%	1.97	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.09%	0.45%	0.60	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.09%	0.45%	0.60	%(g)
Ratio of net investment income to average net assets	3.00%	1.67%	2.03	%(g)
Portfolio turnover rate(h)	31%	68%	56%

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The Hartford Target Retirement 2010 Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(b)	2008	2007(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.24	$10.67	$9.76
Investment Operations:
Net investment income (loss)	0.22	0.37	0.19
Net realized and unrealized gain (loss) on investments	1.16	(3.16)	0.89
Total from investment operations	1.38	(2.79)	1.08
Distributions:
Net investment income	(0.11)	(0.43)	(0.17)
Net realized gain on investments	—	(0.21)	—
Total distributions	(0.11)	(0.64)	(0.17)
Net asset value, end of period	$8.51	$7.24	$10.67
Total Return(d)	19.48%	(27.64)%	11.15	%(e)
Net assets at end of period (in thousands)	$2,051	$1,131	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	0.73%	0.71%	1.72	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.04%	0.11%	0.30	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.04%	0.11%	0.30	%(g)
Ratio of net investment income to average net assets	2.99%	1.86%	2.23	%(g)
Portfolio turnover rate(h)	31%	68%	56%

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The Hartford Target Retirement 2010 Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(b)	2008	2007	2006	2005(l)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.23	$10.66	$9.65	$9.83	$10.00
Investment Operations:
Net investment income (loss)	0.23	0.33	0.32	0.50	0.02
Net realized and unrealized gain (loss) on investments	1.15	(3.11)	0.99	0.21	(0.19)
Total from investment operations	1.38	(2.78)	1.31	0.71	(0.17)
Distributions:
Net investment income	(0.11)	(0.44)	(0.30)	(0.53)	—
Net realized gain on investments	—	(0.21)	—	—	—
Distributions from capital	—	—	—	(0.36)	—
Total distributions	(0.11)	(0.65)	(0.30)	(0.89)	—
Net asset value, end of period	$8.50	$7.23	$10.66	$9.65	$9.83
Total Return(d)	19.56%	(27.60)%	13.83%	7.62%	(1.70	)%(e)
Net assets at end of period (in thousands)	$133	$111	$153	$135	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	0.65%	0.76%	1.54%	8.02%	0.32	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.04%	0.16%	0.20%	0.23%	0.21	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.04%	0.16%	0.20%	0.23%	0.21	%(g)
Ratio of net investment income to average net assets	3.12%	3.40%	3.21%	2.31%	2.65	%(g)
Portfolio turnover rate(h)	31%	68%	56%	10%	12%

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The Hartford Target Retirement 2010 Fund

Financial Highlights - Footnotes

(a)	Classes B and C were merged into Class A on July 24, 2009.
(b)	Per share amounts have been calculated using average shares outstanding method.
(c)	A shares commenced operations on September 30, 2005.
(d)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(e)	Not annualized.
(f)	Expense ratios do not include expenses of the underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(i)	R3 shares commenced operations on December 22, 2006.
(j)	R4 shares commenced operations on December 22, 2006.
(k)	R5 shares commenced operations on December 22, 2006.
(l)	Y shares commenced operations on September 30, 2005.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

59

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR1010 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Target Retirement 2015 Fund

Prospectus

March 1, 2010

Class	Ticker Symbol
R3	HTJRX
R4	HTJSX
R5	HTJTX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD TARGET RETIREMENT 2015 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None
Exchange fees	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R3	R4	R5
Management fees	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.50%	0.25%	—
Other expenses	1.59%	1.52%	1.50%
Acquired Fund fees and expenses	0.74%	0.74%	0.74%
Total annual fund operating expenses	2.98%	2.66%	2.39%
Less: Contractual expense reimbursement(1)	1.83%	1.81%	1.59%
Net operating expenses(1)	1.15%	0.85%	0.80%

(1)   Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.30% (Class R3), 1.00% (Class R4) and 0.80% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.  In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.15% (Class R3) and 0.85% (Class R4).  This latter agreement is scheduled to terminate on February 28, 2011 and not be renewed.

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EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·      Your investment has a 5% return each year

·      The Fund’s operating expenses remain the same

·      You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$117	$749	$1,406	$3,169
R4	$87	$654	$1,248	$2,859
R5	$82	$593	$1,131	$2,604

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$117	$749	$1,406	$3,169
R4	$87	$654	$1,248	$2,859
R5	$82	$593	$1,131	$2,604

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY.  The Fund is designed for investors who plan to retire close to the year 2015, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the Fund’s investments to achieve approximately 63% of assets in equity securities and equity funds and approximately 37% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2015) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2015), gradually reaching its most conservative allocation of approximately 30% in equity

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securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and

6

foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·      Assume reinvestment of all dividends and distributions

·      Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·      Shows the Fund’s total return for the first full calendar year of operation

·      Does not include the effect of sales charges as no sales charges are applied to shares of Class R3, Class R4 and Class R5

·      Shows the returns of Class R5 for one full calendar year.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   14.41% (2nd quarter, 2009)   Lowest  -4.78% (1st quarter, 2009)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

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Average annual total returns for periods ending 12/31/09

(excluding sales charges)

		Lifetime
	1 Year	(since 10/31/08)
Share Classes (Return Before Taxes)
Class R3	28.04%	20.81%
Class R4	28.48%	21.22%
Class R5	28.52%	21.26%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	15.77%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	11.43%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Ed Caputo, CFA	Vice President	2008
Hugh Whelan, CFA	Managing Director	2008

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as

8

a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY.  The Fund is designed for investors who plan to retire close to the year 2015, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the Fund’s investments to achieve approximately 63% of assets in equity securities and equity funds and approximately 37% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2015) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2015), gradually reaching its most conservative allocation of approximately 30% in equity securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

In seeking the Fund’s investment objective, the investment strategies of Hartford Investment Management include:

·      Allocating the Fund’s assets among Class Y shares of Underlying Funds based on the Fund’s investment objective and on internally generated research.

·      The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

·      Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·      Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities.  The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities,

10

and other instruments.  The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.  The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2009, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds

The Hartford Capital Appreciation Fund

The Hartford Capital Appreciation II Fund

The Hartford Disciplined Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Fundamental Growth Fund

The Hartford Growth Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund

The Hartford Small/Mid Cap Equity Fund

The Hartford Value Fund

The Hartford Value Opportunities Fund

Global and International Equity Funds

The Hartford Global Growth Fund

The Hartford Global Research Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

Fixed Income and Money Market Funds

The Hartford Floating Rate Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

ETFS

Powershares DB Commodity Index Tracking Fund ETF

Powershares Emerging Markets Sovereign Debt ETF

SPDR DJ Wilshire International Real Estate ETF

SPDR Dow Jones Wilshire REIT ETF

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordmutualfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

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MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount

12

of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

ETF Risk - An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign

13

regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited

14

operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”).  The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds.  Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds is  intended to be managed according to its asset allocation strategy without trading actively among the Underlying Funds or attempting to capture short-term market opportunities.  However, a fund’s asset allocation strategy or its selection of Underlying Funds may be modified if it is believed that doing so would better enable the fund to pursue its investment goal.  Other than the Checks and Balances Fund, Underlying Funds are expected to be reallocated quarterly, although they may be rebalanced more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

·      Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.

·      By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.

·      A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·      Rebalancing Underlying Funds may increase transaction costs.

·      Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes,

15

including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

·      The investment allocation limitations of the Checks and Balances Fund and the Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, the Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·      Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·      Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·      Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·      Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·      If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

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·      The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·      Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·      Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·      Securities of foreign issuers and loans of foreign borrowers, including

·      companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·      foreign governments and agencies or instrumentalities of foreign governments

·      issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·      Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·      changes in currency rates

·      changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·      decreased liquidity

·      substantially less volume on foreign stock markets and other securities markets

·      higher commissions and dealer mark-ups

·      inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·      less uniform accounting, auditing and financial reporting standards

·      less publicly available information about a foreign issuer or borrower

·      less government regulation

·      unfavorable foreign tax laws

·      political or social instability or diplomatic developments in a foreign country

·      differences in individual foreign economies

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Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·      illiquidity

·      increased price volatility

·      smaller market capitalizations

·      less government regulation

·      less extensive and less frequent accounting, financial and other reporting requirements

·      Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·      less certain growth prospects

·      lower degree of liquidity in the markets for such stocks

·      thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·      limited product lines, markets or financial resources

·      dependence on a few key management personnel

·      increased susceptibility to losses and bankruptcy

·      increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·      acquire more than 3% of the voting shares of any other investment company,

·      invest more than 5% of a fund’s total assets in securities of any one investment company, and

·      invest more than 10% of its total assets in securities of all investment companies.

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ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·      the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·      the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·      price fluctuation, resulting in a loss to the fund

·      the risk that an ETF may trade at a discount to its NAV

·      the risk that an active market for an ETF’s shares may not develop or be maintained

·      the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·      In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·      Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·      Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no

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longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Target Retirement Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 15 calendar days after the end of each month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.15% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the Fund’s average daily net assets.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)   A member of the group of funds referred to as the Asset Allocation Funds

(2)   Non-diversified fund

(3)   A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)   A member of the group of funds referred to as the Target Retirement Funds

(5)   Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A — Class A shares have no eligibility requirements.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·      Class Y shares are offered to institutional investors, which include, but are not limited to:

·      Certain qualified employee benefit plans and other retirement savings plans

·      Non-profit organizations, charitable trusts, foundations and endowments

·      Accounts registered to bank trust departments, trust companies, and investment companies

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·      Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·      Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)   As a percentage of the Fund’s average net assets.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)   Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Sales Charge Reductions And Waivers — Class A shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·      Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·      Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually

27

purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·      to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·      for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·      under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·      for retirement plans under the following circumstances:

(1)   to return excess contributions,

(2)   hardship withdrawals as defined in the plans,

(3)   under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)   to meet minimum distribution requirements under the Internal Revenue Code,

(5)   to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)   after separation from service for employer sponsored retirement plans.

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a

28

sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A shares, you will be credited with the amount of that CDSC.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·      selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·      financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·      current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·      welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·      participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·      one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·      college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

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Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

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Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution

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without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

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·      Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·      “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·      “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·      Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·      Provision of educational programs, including information and related support materials;

·      Hardware and software; and

·      Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America,

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Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe

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Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.     Read this prospectus carefully.

2.     Determine how much you want to invest. The minimum initial investment is as follows:

·      Class A shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·      Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·      Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.     Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.     Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

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Buying Shares

Class A and Class Y Shares:

·      On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·      By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·      In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·      By Wire — For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased

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through a plan’s administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares. Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A and Class Y Shares:

·      On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·      By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·      By Electronic Funds Transfer (EFT) or Wire — For Class A, fill out the “Bank Account or Credit Union Information” section of your new account

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application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service. Wire transfers are available upon request.

·      By Letter — In certain circumstances, you will need to make your request to sell shares in writing. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A shares by letter, you must provide the following additional documentation:

·      IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·      403(b) — 403(b) Distribution Request Form.

·      Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·      Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve

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months, which display the name and date of the trust, along with the signature page.

·      Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A shareholder, you may also:

·      Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·      Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

42

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

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·      Name, date of birth, residential address, and social security number.

·      The Fund name, share class and account number.

·      The amount of the transaction (in dollars or shares).

·      Signatures of all owners exactly as registered on the account (for mail requests).

·      Medallion signature guarantee or Signature Validation Program stamp (if required).

·      Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual

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Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for

45

reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

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If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A and Class Y — In general, you will receive account statements as follows:

after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·      after any changes of name or address of the registered owner(s)

·      in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A

·      Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·      Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·      Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A

47

Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·      Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·      Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·      Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·      Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.  Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

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Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Target Retirement 2015 Fund

Financial Highlights

Class R3

Year Ended October, 31
2009(d)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.21
Net realized and unrealized gain (loss) on investments	1.59
Total from investment operations	1.80
Distributions:
Net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$11.69
Total Return(a)	18.33%
Net assets at end of period (in thousands)	$2,003
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	2.24%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.37%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.37%
Ratio of net investment income to average net assets	2.27%
Portfolio turnover rate(c)	15%

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The Hartford Target Retirement 2015 Fund

Financial Highlights

Class R4

Year Ended October, 31
2009(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.23
Net realized and unrealized gain (loss) on investments	1.61
Total from investment operations	1.84
Distributions:
Net investment income	(0.12)
Total distributions	(0.12)
Net asset value, end of period	$11.72
Total Return(a)	18.70%
Net assets at end of period (in thousands)	$1,883
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.92%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.07%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.07%
Ratio of net investment income to average net assets	2.61%
Portfolio turnover rate(c)	15%

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The Hartford Target Retirement 2015 Fund

Financial Highlights

Class R5

Year Ended October, 31
2009(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.26
Net realized and unrealized gain (loss) on investments	1.58
Total from investment operations	1.84
Distributions:
Net investment income	(0.12)
Total distributions	(0.12)
Net asset value, end of period	$11.72
Total Return(a)	18.71%
Net assets at end of period (in thousands)	$1,459
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.65%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.02%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.02%
Ratio of net investment income to average net assets	2.67%
Portfolio turnover rate(c)	15%

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The Hartford Target Retirement 2015 Fund

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(b)	Expense ratios do not include expenses of the underlying funds.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	R3 shares commenced operations on October 31, 2008.
(e)	R4 shares commenced operations on October 31, 2008.
(f)	R5 shares commenced operations on October 31, 2008.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement Of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordmutualfunds.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On the Internet:

http://institutional.thehartford.com

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Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR1510 March 1, 2010

58

THE HARTFORD MUTUAL FUNDS

The Hartford Target Retirement 2020 Fund

Prospectus

March 1, 2010

Class	Ticker
A	HTWAX
R3	HTWRX
R4	HTWSX
R5	HTWTX
Y	HTWYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD TARGET RETIREMENT 2020 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	A	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	None	None	None	None
Exchange fees	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	R3	R4	R5	Y
Management fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%	0.50%	0.25%	—	—
Other expenses	0.35%	0.54%	0.41%	0.36%	0.27%
Acquired Fund fees and expenses	0.76%	0.76%	0.76%	0.76%	0.76%
Total annual fund operating expenses	1.51%	1.95%	1.57%	1.27%	1.18%
Less: Contractual expense reimbursement(1)	0.46%	0.75%	0.67%	0.42%	0.33%
Net operating expenses(1)	1.05%	1.20%	0.90%	0.85%	0.85%

(1)   Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.05% (Class A), 1.35% (Class R3), 1.05% (Class R4), 0.85% (Class R5) and 0.85% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or

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upon approval of the Board of Directors of the Fund.  In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.20% (Class R3) and 0.90% (Class R4).  This latter agreement is scheduled to terminate on February 28, 2011 and not be renewed.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·      Your investment has a 5% return each year

·      The Fund’s operating expenses remain the same

·      You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$651	$958	$1,287	$2,215
R3	$122	$540	$983	$2,214
R4	$92	$430	$792	$1,811
R5	$87	$361	$657	$1,497
Y	$87	$342	$617	$1,402

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$651	$958	$1,287	$2,215
R3	$122	$540	$983	$2,214
R4	$92	$430	$792	$1,811
R5	$87	$361	$657	$1,497
Y	$87	$342	$617	$1,402

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2020, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the Fund’s investments to achieve approximately 69% of assets in equity securities and equity funds and approximately 31% of assets in fixed income securities and

5

fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2020) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2020), gradually reaching its most conservative allocation of approximately 30% in equity securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income

6

investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·      Assume reinvestment of all dividends and distributions

·      Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·      Shows how the Fund’s total return has varied from year to year

·      Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·      Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

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Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest            15.47% (2nd quarter, 2009)   Lowest  -17.46% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

		Lifetime
Share Classes	1 Year	(since 09/30/05)
Class A - Return Before Taxes	22.60%	0.18%
- After Taxes on Distributions	21.97%	-0.93%
- After Taxes on Distributions and Sale of Fund Shares	14.69%	-0.46%
Share Classes (Return Before Taxes)
Class R3	29.58%	1.37%
Class R4	29.94%	1.58%
Class R5	29.94%	1.73%
Class Y	29.96%	1.79%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	26.47%	-0.15%
Barclays Capital U.S Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	5.93%	5.42%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Ed Caputo, CFA	Vice President	2007
Hugh Whelan, CFA	Managing Director	2006

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors. Minimum investment amounts may be waived for certain accounts.

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Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2020, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the Fund’s investments to achieve approximately 69% of assets in equity securities and equity funds and approximately 31% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2020) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2020), gradually reaching its most conservative allocation of approximately 30% in equity securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

In seeking the Fund’s investment objective, the investment strategies of Hartford Investment Management include:

·                  Allocating the Fund’s assets among Class Y shares of Underlying Funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities,

10

and other instruments. The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2009, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds
The Hartford Capital Appreciation Fund	The Hartford Floating Rate Fund
The Hartford Capital Appreciation II Fund	The Hartford High Yield Fund
The Hartford Disciplined Equity Fund	The Hartford Income Fund
The Hartford Dividend and Growth Fund	The Hartford Inflation Plus Fund
The Hartford Equity Income Fund	The Hartford Short Duration Fund
The Hartford Fundamental Growth Fund	The Hartford Strategic Income Fund
The Hartford Growth Fund	The Hartford Total Return Bond Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund	ETFs
The Hartford MidCap Value Fund	Powershares DB Commodity Index Tracking Fund ETF
The Hartford Select MidCap Value Fund	Powershares Emerging Markets Sovereign Debt Portfolio ETF
The Hartford Select SmallCap Value Fund	SPDR DJ Wilshire International Real Estate ETF
The Hartford Small Company Fund	SPDR Dow Jones Wilshire REIT ETF
The Hartford Small/Mid Cap Equity Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

Global and International Equity Funds
The Hartford Global Growth Fund
The Hartford Global Research Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordmutualfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

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MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount

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of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

ETF Risk - An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign

13

regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited

14

operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”).  The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds.  Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds is  intended to be managed according to its asset allocation strategy without trading actively among the Underlying Funds or attempting to capture short-term market opportunities.  However, a fund’s asset allocation strategy or its selection of Underlying Funds may be modified if it is believed that doing so would better enable the fund to pursue its investment goal.  Other than the Checks and Balances Fund, Underlying Funds are expected to be reallocated quarterly, although they may be rebalanced more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

·                  Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.

·                  By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes,

15

including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

·                  The investment allocation limitations of the Checks and Balances Fund and the Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, the Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

16

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

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Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

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ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no

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longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.15% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the Fund’s average daily net assets.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)          A member of the group of funds referred to as the Asset Allocation Funds

(2)          Non-diversified fund

(3)          A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)          A member of the group of funds referred to as the Target Retirement Funds

(5)          Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A — Class A shares have no eligibility requirements.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Sales Charge Reductions And Waivers — Class A shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually

27

purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)  after separation from service for employer sponsored retirement plans.

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a

28

sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A shares, you will be credited with the amount of that CDSC.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

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Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

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Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution

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without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

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·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America,

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Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe

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Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest. The minimum initial investment is as follows:

·                  Class A shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

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Buying Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire — For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at
1-888-THE STAG (1-888-843-7824).

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased

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through a plan’s administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares. Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, fill out the “Bank Account or Credit Union Information” section of your new account

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application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service. Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve

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months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

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Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

43

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual

44

Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for

45

reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

46

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A and Class Y — In general, you will receive account statements as follows:

after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A

47

Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.  Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

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Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 shares performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Target Retirement 2020 Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008	2007	2006(b)	2005(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.56	$11.68	$10.43	$9.79	$10.00
Investment Operations:
Net investment income (loss)	0.19	0.26	0.24	0.13	0.01
Net realized and unrealized gain (loss) on investments	1.25	(3.86)	1.29	0.86	(0.22)
Total from investment operations	1.44	(3.60)	1.53	0.99	(0.21)
Distributions:
Net investment income	(0.11)	(0.43)	(0.24)	(0.35)	—
Net realized gain on investments	—	(0.09)	(0.04)	—	—
Total distributions	(0.11)	(0.52)	(0.28)	(0.35)	—
Net asset value, end of period	$8.89	$7.56	$11.68	$10.43	$9.79
Total Return(d)	19.38%	(32.13)%	14.95%	10.37%	(2.10	)%(e)
Net assets at end of period (in thousands)	$18,297	$13,495	$17,710	$2,125	$144
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	0.75%	0.77%	1.25%	9.85%	0.66	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.25%	0.48%	0.51%	0.53%	0.51	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.25%	0.48%	0.51%	0.53%	0.51	%(g)
Ratio of net investment income to average net assets	2.52%	2.30%	1.64%	1.35%	2.77	%(g)
Portfolio turnover rate(h)	20%	51%	16%	19%	28%

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The Hartford Target Retirement 2020 Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009	2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.55	$11.67	$10.55
Investment Operations:
Net investment income (loss)	0.17	0.35	0.08
Net realized and unrealized gain (loss) on investments	1.25	(3.99)	1.11
Total from investment operations	1.42	(3.64)	1.19
Distributions:
Net investment income	(0.10)	(0.39)	(0.07)
Net realized gain on investments	—	(0.09)	—
Total distributions	(0.10)	(0.48)	(0.07)
Net asset value, end of period	$8.87	$7.55	$11.67
Total Return(d)	19.19%	(32.37)%	11.32	%(e)
Net assets at end of period (in thousands)	$1,151	$70	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	1.19%	1.21%	1.72	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.40%	0.91%	0.91	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.40%	0.91%	0.91	%(g)
Ratio of net investment income to average net assets	1.57%	1.00%	0.86	%(g)
Portfolio turnover rate(h)	20%	51%	16%

54

The Hartford Target Retirement 2020 Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009	2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.55	$11.67	$10.55
Investment Operations:
Net investment income (loss)	0.19	0.37	0.10
Net realized and unrealized gain (loss) on investments	1.26	(3.98)	1.12
Total from investment operations	1.45	(3.61)	1.22
Distributions:
Net investment income	(0.11)	(0.42)	(0.10)
Net realized gain on investments	—	(0.09)	—
Total distributions	(0.11)	(0.51)	(0.10)
Net asset value, end of period	$8.89	$7.55	$11.67
Total Return(d)	19.53%	(32.18)%	11.64	%(e)
Net assets at end of period (in thousands)	$17,503	$8,281	$1,129
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	0.81%	0.83%	1.35	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.10%	0.55%	0.61	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.10%	0.55%	0.61	%(g)
Ratio of net investment income to average net assets	2.48%	1.12%	1.23	%(g)
Portfolio turnover rate(h)	20%	51%	16%

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The Hartford Target Retirement 2020 Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009	2008	2007(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.56	$11.68	$10.55
Investment Operations:
Net investment income (loss)	0.20	0.39	0.14
Net realized and unrealized gain (loss) on investments	1.25	(3.97)	1.11
Total from investment operations	1.45	(3.58)	1.25
Distributions:
Net investment income	(0.11)	(0.45)	(0.12)
Net realized gain on investments	—	(0.09)	—
Total distributions	(0.11)	(0.54)	(0.12)
Net asset value, end of period	$8.90	$7.56	$11.68
Total Return(d)	19.59%	(31.98)%	11.91	%(e)
Net assets at end of period (in thousands)	$9,213	$6,165	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	0.51%	0.53%	1.12	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.05%	0.23%	0.31	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.05%	0.23%	0.31	%(g)
Ratio of net investment income to average net assets	2.63%	0.96%	1.46	%(g)
Portfolio turnover rate(h)	20%	51%	16%

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The Hartford Target Retirement 2020 Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009	2008	2007	2006(b)	2005(l)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.56	$11.68	$10.43	$9.79	$10.00
Investment Operations:
Net investment income (loss)	0.21	0.29	0.30	0.27	0.01
Net realized and unrealized gain (loss) on investments	1.24	(3.86)	1.25	0.75	(0.22)
Total from investment operations	1.45	(3.57)	1.55	1.02	(0.21)
Distributions:
Net investment income	(0.11)	(0.46)	(0.26)	(0.38)	—
Net realized gain
on investments	—	(0.09)	(0.04)	—	—
Total distributions	(0.11)	(0.55)	(0.30)	(0.38)	—
Net asset value, end of period	$8.90	$7.56	$11.68	$10.43	$9.79
Total Return(d)	19.63%	(31.89)%	15.20%	10.70%	(2.10	)%(e)
Net assets at end of period (in thousands)	$10	$9	$12	$11	$10
Ratios/Supplemental Data: Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	0.42%	0.46%	0.94%	9.41%	0.29	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.05%	0.17%	0.21%	0.22%	0.20	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.05%	0.17%	0.21%	0.22%	0.20	%(g)
Ratio of net investment income to average net assets	2.69%	2.74%	2.71%	2.73%	1.91	%(g)
Portfolio turnover rate(h)	20%	51%	16%	19%	28%

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The Hartford Target Retirement 2020 Fund

Financial Highlights - Footnotes

a	Classes B and C were merged into Class A on July 24, 2009.
b	Per share amounts have been calculated using average shares outstanding method.
c	A shares commenced operations on September 30, 2005.
d

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

e	Not annualized.
f	Expense ratios do not include expenses of the underlying funds.
g	Annualized.
h	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
i	R3 shares commenced operations on December 22, 2006.
j	R4 shares commenced operations on December 22, 2006.
k	R5 shares commenced operations on December 22, 2006.
l	Y shares commenced operations on September 30, 2005.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

59

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR2010 March 1, 2010

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THE HARTFORD MUTUAL FUNDS

The Hartford Target Retirement 2025 Fund

Prospectus

March 1, 2010

Class	Ticker Symbol
R3	HTKRX
R4	HTKSX
R5	HTKTX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD TARGET RETIREMENT 2025 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None
Exchange fees	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R3	R4	R5
Management fees	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.50%	0.25%	—
Other expenses	1.60%	1.54%	1.56%
Acquired Fund fees and expenses	0.76%	0.76%	0.76%
Total annual fund operating expenses	3.01%	2.70%	2.47%
Less: Contractual expense reimbursement(1)	1.81%	1.80%	1.62%
Net operating expenses(1)	1.20%	0.90%	0.85%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.35% (Class R3), 1.05% (Class R4) and 0.85% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.  In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.20% (Class R3) and 0.90% (Class R4).  This latter agreement is scheduled to terminate on February 28, 2011 and not be renewed.

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EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$122	$760	$1,423	$3,199
R4	$92	$667	$1,269	$2,899
R5	$87	$614	$1,169	$2,683

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$122	$760	$1,423	$3,199
R4	$92	$667	$1,269	$2,899
R5	$87	$614	$1,169	$2,683

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY.  The Fund is designed for investors who plan to retire close to the year 2025, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the Fund’s investments to achieve approximately 74% of assets in equity securities and equity funds and approximately 26% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2025) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2025), gradually reaching its most conservative allocation of approximately 30% in equity

5

securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and

6

foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows the Fund’s total return for the first full calendar year of operation

·                  Does not include the effect of sales charges as no sales charges are applied to shares of Class R3, Class R4 and Class R5

·                  Shows the returns of Class R5 for one full calendar year.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  16.00% (2nd quarter, 2009)   Lowest  —6.58% (1st quarter, 2009)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

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Average annual total returns for periods ending 12/31/09
(excluding sales charges)

		Lifetime
	1 Year	(since 10/31/08)
Share Classes (Return Before Taxes)
Class R3	28.87%	20.95%
Class R4	29.30%	21.35%
Class R5	29.33%	21.39%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	15.77%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	11.43%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since

Ed Caputo, CFA	Vice President	2008

Hugh Whelan, CFA	Managing Director	2008

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class R3	No minimum initial investment	None
Class R4	Offered only to employer- sponsored retirement plans
Class R5

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as

8

a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY.  The Fund is designed for investors who plan to retire close to the year 2025, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the Fund’s investments to achieve approximately 74% of assets in equity securities and equity funds and approximately 26% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2025) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2025), gradually reaching its most conservative allocation of approximately 30% in equity securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

In seeking the Fund’s investment objective, the investment strategies of Hartford Investment Management include:

·                  Allocating the Fund’s assets among Class Y shares of Underlying Funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities,

10

and other instruments. The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2009, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds
The Hartford Capital Appreciation Fund	The Hartford Inflation Plus Fund
The Hartford Capital Appreciation II Fund	The Hartford Short Duration Fund
The Hartford Dividend and Growth Fund	The Hartford Total Return Bond Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund	ETFs
The Hartford Growth Fund	Powershares DB Commodity Index Tracking Fund ETF
The Hartford Growth Opportunities Fund	SPDR DJ Wilshire International Real Estate ETF
The Hartford MidCap Fund	SPDR Dow Jones Wilshire REIT ETF
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Small/Mid Cap Equity Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

Global and International Equity Funds
The Hartford Global Growth Fund
The Hartford Global Research Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordmutualfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

11

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount

12

of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s and the Underlying Funds’ investment policies and risks.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

ETF Risk - An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign

13

regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited

14

operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”).  The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds.  Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds is intended to be managed according to its asset allocation strategy without trading actively among the Underlying Funds or attempting to capture short-term market opportunities.  However, a fund’s asset allocation strategy or its selection of Underlying Funds may be modified if it is believed that doing so would better enable the fund to pursue its investment goal.  Other than the Checks and Balances Fund, Underlying Funds are expected to be reallocated quarterly, although they may be rebalanced more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

·                  Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.

·                  By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes,

15

including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

·                  The investment allocation limitations of the Checks and Balances Fund and the Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, the Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

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·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

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Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

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ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no

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longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Target Retirement Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 15 calendar days after the end of each month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.15% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the Fund’s average daily net assets.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes

	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes

	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1.)	A member of the group of funds referred to as the Asset Allocation Funds
(2.)	Non-diversified fund
(3.)	A member of the group of funds referred to as the Hartford Fixed Income Funds
(4.)	A member of the group of funds referred to as the Target Retirement Funds
(5.)	Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A — Class A shares have no eligibility requirements.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

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·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Sales Charge Reductions And Waivers — Class A shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually

27

purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)          after separation from service for employer sponsored retirement plans.

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a

28

sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A shares, you will be credited with the amount of that CDSC.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

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Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

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Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution

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without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

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·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America,

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Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe

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Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest. The minimum initial investment is as follows:

·                  Class A shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

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Buying Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire — For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at
1-888-THE STAG (1-888-843-7824).

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased

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through a plan’s administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares. Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, fill out the “Bank Account or Credit Union Information” section of your new account

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application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service. Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve

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months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

42

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

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·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual

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Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for

45

reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

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If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A and Class Y — In general, you will receive account statements as follows:

after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A

47

Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.  Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

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Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Target Retirement 2025 Fund

Financial Highlights

Class R3

Year Ended October, 31
2009(d)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.16
Net realized and unrealized gain (loss) on investments	1.56
Total from investment operations	1.72
Distributions:
Net investment income	(0.12)
Total distributions	(0.12)
Net asset value, end of period	$11.60
Total Return(a)	17.44%
Net assets at end of period (in thousands)	$2,046
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	2.25%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.42%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.42%
Ratio of net investment income to average net assets	1.73%
Portfolio turnover rate(c)	12%

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The Hartford Target Retirement 2025 Fund

Financial Highlights

Class R4

Year Ended October, 31
2009(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.18
Net realized and unrealized gain (loss) on investments	1.57
Total from investment operations	1.75
Distributions:
Net investment income	(0.12)
Total distributions	(0.12)
Net asset value, end of period	$11.63
Total Return(a)	17.81%
Net assets at end of period (in thousands)	$2,060
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.94%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.12%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.12%
Ratio of net investment income to average net assets	1.99%
Portfolio turnover rate(c)	12%

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The Hartford Target Retirement 2025 Fund

Financial Highlights

Class R5

Year Ended October, 31
2009(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.20
Net realized and unrealized gain (loss) on investments	1.56
Total from investment operations	1.76
Distributions:
Net investment income	(0.12)
Total distributions	(0.12)
Net asset value, end of period	$11.64
Total Return(a)	17.92%
Net assets at end of period (in thousands)	$1,381
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.71%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.07%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.07%
Ratio of net investment income to average net assets	2.09%
Portfolio turnover rate(c)	12%

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The Hartford Target Retirement 2025 Fund

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions  and the complete redemption of the investment at net asset value at the end of each period.

(b)	Expense ratios do not include expenses of the underlying funds.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	R3 shares commenced operations on October 31, 2008.
(e)	R4 shares commenced operations on October 31, 2008.
(f)	R5 shares commenced operations on October 31, 2008.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement Of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordmutualfunds.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On the Internet:

http://institutional.thehartford.com

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Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR2510 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Target Retirement 2030 Fund

Prospectus

March 1, 2010

Class	Ticker
A	HTHAX
R3	HTHRX
R4	HTHSX
R5	HTHTX
Y	HTHYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD TARGET RETIREMENT 2030 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	A	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	None	None	None	None
Exchange fees	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	R3	R4	R5	Y
Management fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%	0.50%	0.25%	—	—
Other expenses	0.41%	0.50%	0.42%	0.37%	0.28%
Acquired Fund fees and expenses	0.79%	0.79%	0.79%	0.79%	0.79%
Total annual fund operating expenses	1.60%	1.94%	1.61%	1.31%	1.22%
Less: Contractual expense reimbursement(1)	0.55%	0.74%	0.71%	0.46%	0.37%
Net operating expenses(1)	1.05%	1.20%	0.90%	0.85%	0.85%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.05% (Class A),  1.35% (Class R3), 1.05% (Class R4), 0.85% (Class R5) and 0.85% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or

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upon approval of the Board of Directors of the Fund.  In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.20% (Class R3) and 0.90% (Class R4).  This latter agreement is scheduled to terminate on February 28, 2011 and not be renewed.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$651	$976	$1,324	$2,302
R3	$122	$537	$978	$2,204
R4	$92	$439	$809	$1,851
R5	$87	$370	$674	$1,539
Y	$87	$351	$635	$1,445

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$651	$976	$1,324	$2,302
R3	$122	$537	$978	$2,204
R4	$92	$439	$809	$1,851
R5	$87	$370	$674	$1,539
Y	$87	$351	$635	$1,445

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2030, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management “), adjusts the Fund’s investments to achieve approximately 81% of assets in equity securities and equity funds and approximately 19% of assets in fixed income securities and

5

fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2030) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2030), gradually reaching its most conservative allocation of approximately 30% in equity securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income

6

investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

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Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest                                     16.36% (2nd quarter, 2009)   Lowest  —18.51% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

		Lifetime
Share Classes	1 Year	(since 09/30/05)
Class A - Return Before Taxes	21.92%	-0.50%
- After Taxes on Distributions	21.51%	-2.24%
- After Taxes on Distributions and Sale of Fund Shares	14.25%	-1.39%
Share Classes (Return Before Taxes)
Class R3	28.68%	0.68%
Class R4	29.07%	0.92%
Class R5	29.07%	0.99%
Class Y	29.18%	1.11%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	-0.15%
Barclays Capital U.S Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	5.42%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since

Ed Caputo, CFA	Vice President	2007

Hugh Whelan, CFA	Managing Director	2006

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors. Minimum investment amounts may be waived for certain accounts.

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Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2030, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management “), adjusts the Fund’s investments to achieve approximately 81% of assets in equity securities and equity funds and approximately 19% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2030) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2030), gradually reaching its most conservative allocation of approximately 30% in equity securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

In seeking the Fund’s investment objective, the investment strategies of Hartford Investment Management include:

·                  Allocating the Fund’s assets among Class Y shares of Underlying Funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities.  The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities,

10

and other instruments.  The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.  The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2009, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Global and International Equity Funds

The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Small/Mid Cap Equity Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

The Hartford Global Growth Fund
The Hartford Global Research Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

Fixed Income and Money Market Funds
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

ETFs
Powershares DB Commodity Index Tracking ETF
SPDR DJ Wilshire International Real Estate ETF
SPDR Dow Jones Wilshire REIT ETF

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.   You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordmutualfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.   Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders.  For future information regarding the asset allocation among the Underlying Funds, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times.  However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one

11

Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

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Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s and the Underlying Funds’ investment policies and risks.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

ETF Risk - An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

13

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

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Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”).  The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds.  Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds is intended to be managed according to its asset allocation strategy without trading actively among the Underlying Funds or attempting to capture short-term market opportunities.  However, a fund’s asset allocation strategy or its selection of Underlying Funds may be modified if it is believed that doing so would better enable the fund to pursue its investment goal.  Other than the Checks and Balances Fund, Underlying Funds are expected to be reallocated quarterly, although they may be rebalanced more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

·                  Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.

·                  By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

·                  The investment allocation limitations of the Checks and Balances Fund and the Target Retirement Funds make these funds less flexible in their

15

investment strategies than the other funds of funds. In addition, the Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

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·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

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·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

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·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.15% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the Fund’s average daily net assets.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)          A member of the group of funds referred to as the Asset Allocation Funds

(2)          Non-diversified fund

(3)          A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)          A member of the group of funds referred to as the Target Retirement Funds

(5)          Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A — Class A shares have no eligibility requirements.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Sales Charge Reductions And Waivers — Class A shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually

27

purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)  after separation from service for employer sponsored retirement plans.

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a

28

sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A shares, you will be credited with the amount of that CDSC.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

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Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

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Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution

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without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

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·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America,

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Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe

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Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest. The minimum initial investment is as follows:

·                  Class A shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

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Buying Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire — For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased

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through a plan’s administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares. Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, fill out the “Bank Account or Credit Union Information” section of your new account

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application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service. Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve

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months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

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Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

43

·      Name, date of birth, residential address, and social security number.

·      The Fund name, share class and account number.

·      The amount of the transaction (in dollars or shares).

·      Signatures of all owners exactly as registered on the account (for mail requests).

·      Medallion signature guarantee or Signature Validation Program stamp (if required).

·      Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual

44

Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for

45

reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

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If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A and Class Y — In general, you will receive account statements as follows:

after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A

47

Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.  Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

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Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 shares performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Target Retirement 2030 Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a),(b)	2008(b)	2007	2006(b)	2005(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.80	$10.92	$9.36	$9.75	$10.00
Investment Operations:
Net investment income (loss)	0.12	0.13	0.15	0.03	0.01
Net realized and unrealized gain (loss) on investments	1.04	(3.78)	1.55	0.87	(0.26)
Total from investment operations	1.16	(3.65)	1.70	0.90	(0.25)
Distributions:
Net investment income	(0.12)	(0.37)	(0.13)	(0.49)	—
Net realized gain on investments	—	(0.10)	(0.01)	—	—
Distributions from capital	—	—	—	(0.80)	—
Total distributions	(0.12)	(0.47)	(0.14)	(1.29)	—
Net asset value, end of period	$7.84	$6.80	$10.92	$9.36	$9.75
Total Return(d)	17.45%	(34.83)%	18.34%	10.00%	(2.50	)%(e)
Net assets at end of period (in thousands)	$17,090	$12,679	$15,260	$1,857	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	0.81%	0.86%	1.45%	14.20%	0.69	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.24%	0.51%	0.54%	0.53%	0.48	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.24%	0.51%	0.54%	0.53%	0.48	%(g)
Ratio of net investment income to average net assets	1.80%	1.43%	0.75%	0.37%	0.76	%(g)
Portfolio turnover rate(h)	16%	35%	23%	19%	14%

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54

The Hartford Target Retirement 2030 Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(b)	2008(b)	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.77	$10.88	$9.53
Investment Operations:
Net investment income (loss)	0.10	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.04	(3.68)	1.36
Total from investment operations	1.14	(3.69)	1.35
Distributions:
Net investment income	(0.14)	(0.32)	—
Net realized gain on investments	—	(0.10)	—
Total distributions	(0.14)	(0.42)	—
Net asset value, end of period	$7.77	$6.77	$10.88
Total Return(d)	17.37%	(35.18)%	14.17	%(e)
Net assets at end of period (in thousands)	$3,209	$1,070	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	1.15%	1.25%	1.90	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.39%	0.86%	0.94	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.39%	0.86%	0.94	%(g)
Ratio of net investment income to average net assets	1.42%	(0.10)%	(0.06	)%(g)
Portfolio turnover rate(h)	16%	35%	23%

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The Hartford Target Retirement 2030 Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(b)	2008(b)	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.78	$10.91	$9.53
Investment Operations:
Net investment income (loss)	0.12	0.02	—
Net realized and unrealized gain (loss) on investments	1.05	(3.67)	1.38
Total from investment operations	1.17	(3.65)	1.38
Distributions:
Net investment income	(0.12)	(0.38)	—
Net realized gain on investments	—	(0.10)	—
Total distributions	(0.12)	(0.48)	—
Net asset value, end of period	$7.83	$6.78	$10.91
Total Return(d)	17.66%	(34.87)%	14.48	%(e)
Net assets at end of period (in thousands)	$19,940	$7,578	$640
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	0.82%	0.89%	1.54	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.09%	0.54%	0.64	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.09%	0.54%	0.64	%(g)
Ratio of net investment income to average net assets	1.79%	0.17%	0.29	%(g)
Portfolio turnover rate(h)	16%	35%	23%

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The Hartford Target Retirement 2030 Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(b)	2008(b)	2007(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.80	$10.93	$9.53
Investment Operations:
Net investment income (loss)	0.13	0.03	0.05
Net realized and unrealized gain (loss) on investments	1.04	(3.68)	1.35
Total from investment operations	1.17	(3.65)	1.40
Distributions:
Net investment income	(0.13)	(0.38)	—
Net realized gain on investments	—	(0.10)	—
Total distributions	(0.13)	(0.48)	—
Net asset value, end of period	$7.84	$6.80	$10.93
Total Return(d)	17.68%	(34.82)%	14.69	%(e)
Net assets at end of period (in thousands)	$6,082	$2,530	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	0.52%	0.58%	1.30	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.04%	0.22%	0.34	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.04%	0.22%	0.34	%(g)
Ratio of net investment income to average net assets	1.90%	0.33%	0.54	%(g)
Portfolio turnover rate(h)	16%	35%	23%

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The Hartford Target Retirement 2030 Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(b)	2008(b)	2007	2006(b)	2005(l)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.82	$10.95	$9.36	$9.75	$10.00
Investment Operations:
Net investment income (loss)	0.14	0.18	0.19	0.10	0.01
Net realized and unrealized gain (loss) on investments	1.04	(3.82)	1.54	0.84	(0.26)
Total from investment operations	1.18	(3.64)	1.73	0.94	(0.25)
Distributions:
Net investment income	(0.14)	(0.39)	(0.13)	(0.53)	—
Net realized gain on investments	—	(0.10)	(0.01)	—	—
Distributions from capital	—	—	—	(0.80)	—
Total distributions	(0.14)	(0.49)	(0.14)	(1.33)	—
Net asset value, end of period	$7.86	$6.82	$10.95	$9.36	$9.75
Total Return(d)	17.83%	(34.69)%	18.60%	10.40%	(2.50	)%(e)
Net assets at end of period
(in thousands)	$29	$25	$38	$32	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(f)	0.43%	0.54%	1.12%	13.67%	0.34	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(f)	0.04%	0.19%	0.24%	0.21%	0.19	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(f)	0.04%	0.19%	0.24%	0.21%	0.19	%(g)
Ratio of net investment income to average net assets	2.08%	1.89%	1.90%	1.10%	1.05	%(g)
Portfolio turnover rate(h)	16%	35%	23%	19%	14%

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59

The Hartford Target Retirement 2030 Fund

Financial Highlights - Footnotes

a	Classes B and C were merged into Class A on July 24, 2009.
b	Per share amounts have been calculated using average shares outstanding method.
c	A shares commenced operations on September 30, 2005.
d

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

e	Not annualized.
f	Expense ratios do not include expenses of the underlying funds.
g	Annualized.
h	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
i	R3 shares commenced operations on December 22, 2006.
j	R4 shares commenced operations on December 22, 2006.
k	R5 shares commenced operations on December 22, 2006.
l	Y shares commenced operations on September 30, 2005.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

61

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR3010 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Target Retirement 2035 Fund

Prospectus

March 1, 2010

Class	Ticker Symbol
R3	HTLRX
R4	HTLSX
R5	HTLTX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL
FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD TARGET RETIREMENT 2035 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None
Exchange fees	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R3	R4	R5
Management fees	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.50%	0.25%	—
Other expenses	1.70%	1.63%	1.62%
Acquired Fund fees and expenses	0.80%	0.80%	0.80%
Total annual fund operating expenses	3.15%	2.83%	2.57%
Less: Contractual expense reimbursement(1)	1.95%	1.93%	1.72%
Net operating expenses(1)	1.20%	0.90%	0.85%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.35% (Class R3), 1.05% (Class R4) and 0.85% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.  In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.20% (Class R3) and 0.90% (Class R4).  This latter agreement is scheduled to terminate on February 28, 2011 and not be renewed.

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EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$122	$788	$1,479	$3,322
R4	$92	$694	$1,322	$3,017
R5	$87	$635	$1,211	$2,776

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$122	$788	$1,479	$3,322
R4	$92	$694	$1,322	$3,017
R5	$87	$635	$1,211	$2,776

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2035, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management “), adjusts the Fund’s investments to achieve approximately 86% of assets in equity securities and equity funds and approximately 14% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2035) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2035), gradually reaching its most conservative allocation of approximately 30% in equity

5

securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and

6

foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows the Fund’s total return for the first full calendar year of operation

·                  Does not include the effect of sales charges as no sales charges are applied to shares of Class R3, Class R4 and Class R5

·                  Shows the returns of Class R5 for one full calendar year.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     17.58% (2nd quarter, 2009)   Lowest  -7.98% (1st quarter, 2009)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

7

Average annual total returns for periods ending 12/31/09

(excluding sales charges)

		Lifetime
	1 Year	(since 10/31/08)
Share Classes (Return Before Taxes)
Class R3	31.18%	22.23%
Class R4	31.54%	22.58%
Class R5	31.58%	22.62%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	15.77%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	11.43%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Ed Caputo, CFA	Vice President	2008
Hugh Whelan, CFA	Managing Director	2008

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as

8

a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2035, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management “), adjusts the Fund’s investments to achieve approximately 86% of assets in equity securities and equity funds and approximately 14% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2035) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2035), gradually reaching its most conservative allocation of approximately 30% in equity securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

In seeking the Fund’s investment objective, the investment strategies of Hartford Investment Management include:

·                  Allocating the Fund’s assets among Class Y shares of Underlying Funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities,

10

and other instruments. The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2009, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Small/Mid Cap Equity Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

Global and International Equity Funds
The Hartford Global Growth Fund
The Hartford Global Research Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

Fixed Income and Money Market Funds
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

ETFs
Powershares DB Commodity Index Tracking Fund ETF
SPDR DJ Wilshire International Real Estate ETF
SPDR Dow Jones REIT ETF

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordmutualfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its

11

assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to

12

be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

ETF Risk - An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

13

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

14

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”).  The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds.  Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds is  intended to be managed according to its asset allocation strategy without trading actively among the Underlying Funds or attempting to capture short-term market opportunities.  However, a fund’s asset allocation strategy or its selection of Underlying Funds may be modified if it is believed that doing so would better enable the fund to pursue its investment goal.  Other than the Checks and Balances Fund, Underlying Funds are expected to be reallocated quarterly, although they may be rebalanced more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

·                  Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.

·                  By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

·                  The investment allocation limitations of the Checks and Balances Fund and the Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, the Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

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Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

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Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

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·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

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·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

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About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Target Retirement Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 15 calendar days after the end of each month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.15% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the Fund’s average daily net assets.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A — Class A shares have no eligibility requirements.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

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·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)    As a percentage of the Fund’s average net assets.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Sales Charge Reductions And Waivers — Class A shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege – lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent – lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually

27

purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)  after separation from service for employer sponsored retirement plans.

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a

28

sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A shares, you will be credited with the amount of that CDSC.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

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Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

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Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution

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without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

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·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America,

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Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe

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Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest. The minimum initial investment is as follows:

·                  Class A shares – $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares – no investment minimum and no subsequent investment minimum.

·                  Class Y shares – $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

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Buying Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) – Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone – First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check – Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire – For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class R3, Class R4 and Class R5 – Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased

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through a plan’s administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares. Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) – Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone – Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire – For Class A, fill out the “Bank Account or Credit Union Information” section of your new account

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application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service. Wire transfers are available upon request.

·                  By Letter – In certain circumstances, you will need to make your request to sell shares in writing. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) – Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) – 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts – Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts – Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve

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months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death – Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 – You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

42

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

43

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual

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Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for

45

reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements – Class A and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

46

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A and Class Y – In general, you will receive account statements as follows:

after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 – You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services – Class A

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A

47

Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.  Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

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Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

52

The Hartford Target Retirement 2035 Fund

Financial Highlights

Class R3

Year Ended October, 31
2009(d)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.15
Net realized and unrealized gain (loss) on investments	1.59
Total from investment operations	1.74
Distributions:
Net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$11.63
Total Return(a)	17.72%
Net assets at end of period (in thousands)	$1,508
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	2.35%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.37%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.37%
Ratio of net investment income to average net assets	1.50%
Portfolio turnover rate(c)	15%

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The Hartford Target Retirement 2035 Fund

Financial Highlights

Class R4

Year Ended October, 31
2009(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.17
Net realized and unrealized gain (loss) on investments	1.61
Total from investment operations	1.78
Distributions:
Net investment income	(0.12)
Total distributions	(0.12)
Net asset value, end of period	$11.66
Total Return(a)	18.09%
Net assets at end of period (in thousands)	$1,777
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	2.03%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.07%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.07%
Ratio of net investment income to average net assets	1.75%
Portfolio turnover rate(c)	15%

54

The Hartford Target Retirement 2035 Fund

Financial Highlights

Class R5

Year Ended October, 31
2009(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.18
Net realized and unrealized gain (loss) on investments	1.60
Total from investment operations	1.78
Distributions:
Net investment income	(0.12)
Total distributions	(0.12)
Net asset value, end of period	$11.66
Total Return(a)	18.10%
Net assets at end of period (in thousands)	$1,198
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.77%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.02%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.02%
Ratio of net investment income to average net assets	1.84%
Portfolio turnover rate(c)	15%

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The Hartford Target Retirement 2035 Fund

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(b)	Expense ratios do not include expenses of the underlying funds.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	R3 shares commenced operations on October 31, 2008.
(e)	R4 shares commenced operations on October 31, 2008.
(f)	R5 shares commenced operations on October 31, 2008.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement Of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordmutualfunds.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On the Internet:

http://institutional.thehartford.com

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Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR3510 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Target Retirement 2040 Fund

Prospectus

March 1, 2010

Class	Ticker Symbol
R3	HTMRX
R4	HTMSX
R5	HTMTX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD TARGET RETIREMENT 2040 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None
Exchange fees	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R3	R4	R5
Management fees	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.50%	0.25%	—
Other expenses	1.76%	1.70%	1.66%
Acquired Fund fees and expenses	0.81%	0.81%	0.81%
Total annual fund operating expenses	3.22%	2.91%	2.62%
Less: Contractual expense reimbursement(1)	2.02%	2.01%	1.77%
Net operating expenses(1)	1.20%	0.90%	0.85%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.35% (Class R3), 1.05% (Class R4) and 0.85% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.  In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.20% (Class R3) and 0.90% (Class R4).  This latter agreement is scheduled to terminate on February 28, 2011 and not be renewed.

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EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$122	$803	$1,508	$3,382
R4	$92	$710	$1,355	$3,089
R5	$87	$646	$1,231	$2,822

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$122	$803	$1,508	$3,382
R4	$92	$710	$1,355	$3,089
R5	$87	$646	$1,231	$2,822

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2040, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the Fund’s investments to achieve approximately 90% of assets in equity securities and equity funds and approximately 10% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2040) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2040), gradually reaching its most conservative allocation of approximately 30% in equity

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securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and

6

foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows the Fund’s total return for the first full calendar year of operation

·                  Does not include the effect of sales charges as no sales charges are applied to shares of Class R3, Class R4 and Class R5

·                  Shows the returns of Class R5 for one full calendar year.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   18.50% (2nd quarter, 2009)   Lowest   -8.66% (1st quarter, 2009)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

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Average annual total returns for periods ending 12/31/09
(excluding sales charges)

		Lifetime
	1 Year	(since 10/31/08)
Share Classes (Return Before Taxes)
Class R3	31.57%	22.02%
Class R4	31.96%	22.37%
Class R5	31.99%	22.40%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	26.47%	15.77%
Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	5.93%	11.43%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Ed Caputo, CFA	Vice President	2008
Hugh Whelan, CFA	Managing Director	2008

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class R3	No minimum initial investment	None
Class R4
Class R5	Offered only to employer- sponsored retirement plans

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as

8

a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2040, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the Fund’s investments to achieve approximately 90% of assets in equity securities and equity funds and approximately 10% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2040) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2040), gradually reaching its most conservative allocation of approximately 30% in equity securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

In seeking the fund’s investment objective, the investment strategies of Hartford Investment Management include:

·                  Allocating the Fund’s assets among Class Y shares of Underlying Funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities.  The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities,

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and other instruments. The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.  The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2009, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Small/Mid Cap Equity Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

Global and International Equity Funds
The Hartford Global Growth Fund
The Hartford Global Research Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

Fixed Income and Money Market Funds
The Hartford Inflation Plus Fund
The Hartford Total Return Bond Fund

ETFs
Powershares DB Commodity Index Tracking Fund ETF
SPDR DJ Wilshire International Real Estate ETF
SPDR Dow Jones REIT ETF

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordmutualfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time,  if it believes that doing so would better enable the Fund to pursue its investment goal.  Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks

11

associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments,

12

and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

ETF Risk - An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s

13

growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

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Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”).  The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds.  Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds is  intended to be managed according to its asset allocation strategy without trading actively among the Underlying Funds or attempting to capture short-term market opportunities.  However, a fund’s asset allocation strategy or its selection of Underlying Funds may be modified if it is believed that doing so would better enable the fund to pursue its investment goal.  Other than the Checks and Balances Fund, Underlying Funds are expected to be reallocated quarterly, although they may be rebalanced more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

·                  Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.

·                  By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

·                  The investment allocation limitations of the Checks and Balances Fund and the Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, the Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

15

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

16

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

17

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

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·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

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About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Target Retirement Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 15 calendar days after the end of each month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.15% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the Fund’s average daily net assets.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A — Class A shares have no eligibility requirements.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

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·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Sales Charge Reductions And Waivers — Class A shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually

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purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)  after separation from service for employer sponsored retirement plans.

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a

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sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A shares, you will be credited with the amount of that CDSC.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

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Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

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Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution

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without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

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·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America,

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Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe

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Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest. The minimum initial investment is as follows:

·                  Class A shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

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Buying Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire — For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased

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through a plan’s administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares. Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, fill out the “Bank Account or Credit Union Information” section of your new account

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application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service. Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve

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months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

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Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

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·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual

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Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for

45

reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

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If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A and Class Y — In general, you will receive account statements as follows:

after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A

47

Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.  Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

49

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

52

The Hartford Target Retirement 2040 Fund

Financial Highlights

Class R3

Year Ended October, 31
2009(d)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.15
Net realized and unrealized gain (loss) on investments	1.55
Total from investment operations	1.70
Distributions:
Net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$11.59
Total Return(a)	17.34%
Net assets at end of period (in thousands)	$1,301
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	2.41%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.35%
Ratio of net investment income to average net assets	1.48%
Portfolio turnover rate(c)	15%

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The Hartford Target Retirement 2040 Fund

Financial Highlights

Class R4

Year Ended October, 31
2009(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.17
Net realized and unrealized gain (loss) on investments	1.57
Total from investment operations	1.74
Distributions:
Net investment income	(0.12)
Total distributions	(0.12)
Net asset value, end of period	$11.62
Total Return(a)	17.70%
Net assets at end of period (in thousands)	$1,629
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	2.10%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.05%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.05%
Ratio of net investment income to average net assets	1.79%
Portfolio turnover rate(c)	15%

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The Hartford Target Retirement 2040 Fund

Financial Highlights

Class R5

Year Ended October, 31
2009(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.18
Net realized and unrealized gain (loss) on investments	1.57
Total from investment operations	1.75
Distributions:
Net investment income	(0.12)
Total distributions	(0.12)
Net asset value, end of period	$11.63
Total Return(a)	17.81%
Net assets at end of period (in thousands)	$1,321
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.81%
Ratio of net investment income to average net assets	1.83%
Portfolio turnover rate(c)	15%

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The Hartford Target Retirement 2040 Fund

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(b)	Expense ratios do not include expenses of the underlying funds.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	R3 shares commenced operations on October 31, 2008.
(e)	R4 shares commenced operations on October 31, 2008.
(f)	R5 shares commenced operations on October 31, 2008.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement Of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordmutualfunds.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On the Internet:

http://institutional.thehartford.com

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Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR4010 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Target Retirement 2045 Fund

Prospectus

March 1, 2010

Class	Ticker Symbol
R3	HTNRX
R4	HTNSX
R5	HTNTX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD TARGET RETIREMENT 2045 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None
Exchange fees	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R3	R4	R5
Management fees	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.50%	0.25%	—
Other expenses	1.75%	1.68%	1.67%
Acquired Fund fees and expenses	0.82%	0.82%	0.82%
Total annual fund operating expenses	3.22%	2.90%	2.64%
Less: Contractual expense reimbursement(1)	1.97%	1.95%	1.74%
Net operating expenses(1)	1.25%	0.95%	0.90%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.40% (Class R3), 1.10% (Class R4) and 0.90% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.  In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class R3) and 0.95% (Class R4).  This latter agreement is scheduled to terminate on February 28, 2011 and not be renewed.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$127	$807	$1,512	$3,386
R4	$97	$713	$1,356	$3,083
R5	$92	$655	$1,244	$2,844

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$127	$807	$1,512	$3,386
R4	$97	$713	$1,356	$3,083
R5	$92	$655	$1,244	$2,844

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2045, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the fund’s investments to achieve approximately 94% of assets in equity securites and equity funds and approximately 6% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2045) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2045), gradually reaching its most conservative allocation of approximately 30% in equity

5

securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Allocation Concentration Risk – As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk – Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk – The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and

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foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk – The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows the Fund’s total return for the first full calendar year of operation

·                  Does not include the effect of sales charges as no sales charges are applied to shares of Class R3, Class R4 and Class R5

·                  Shows the returns of Class R5 for one full calendar year.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest                                     18.93% (2nd quarter, 2009)   Lowest  -8.99% (1st quarter, 2009)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

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Average annual total returns for periods ending 12/31/09
(excluding sales charges)

		Lifetime
	1 Year	(since 10/31/08)
Share Classes (Return Before Taxes)
Class R3	32.25%	22.40%
Class R4	32.65%	22.77%
Class R5	32.70%	22.81%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	15.77%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	11.43%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Ed Caputo, CFA	Vice President	2008

Hugh Whelan, CFA	Managing Director	2008

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as

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a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2045, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the fund’s investments to achieve approximately 94% of assets in equity securites and equity funds and approximately 6% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2045) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2045), gradually reaching its most conservative allocation of approximately 30% in equity securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

In seeking the Fund’s investment objective, the investment strategies of Hartford Investment Management include:

·                  Allocating the fund’s assets among Class Y shares of Underlying Funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities.  The Underlying Funds may invest in many types of  instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities,

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and other instruments.  The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.  The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2009, the fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Global and International Equity Funds

The Hartford Capital Appreciation Fund

The Hartford Capital Appreciation II Fund

The Hartford Disciplined Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Fundamental Growth Fund

The Hartford Growth Fund

The Hartford Growth Opportunities Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund

The Hartford Small/Mid Cap Equity Fund

The Hartford Value Fund

The Hartford Value Opportunities Fund

The Hartford Global Growth Fund

The Hartford Global Research Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

Fixed Income and Money Market Funds

The Hartford Inflation Plus Fund

The Hartford Total Return Bond Fund

ETFs

Powershares DB Commodity Index Tracking Fund ETF

SPDR DJ Wilshire International Real Estate ETF

SPDR Dow Jones REIT ETF

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordmutualfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders.  For future information regarding the asset allocation among the Underlying Funds, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times.  However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks

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associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments,

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and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

ETF Risk - An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s

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growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

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Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”).  The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds.  Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds is  intended to be managed according to its asset allocation strategy without trading actively among the Underlying Funds or attempting to capture short-term market opportunities.  However, a fund’s asset allocation strategy or its selection of Underlying Funds may be modified if it is believed that doing so would better enable the fund to pursue its investment goal.  Other than the Checks and Balances Fund, Underlying Funds are expected to be reallocated quarterly, although they may be rebalanced more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

·                  Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.

·                  By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

·                  The investment allocation limitations of the Checks and Balances Fund and the Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, the Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

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Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

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Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

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·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in  the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

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·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

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About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Target Retirement Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 15 calendar days after the end of each month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.15% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the Fund’s average daily net assets.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)   A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A — Class A shares have no eligibility requirements.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

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·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Sales Charge Reductions And Waivers — Class A shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually

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purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)  after separation from service for employer sponsored retirement plans.

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a

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sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A shares, you will be credited with the amount of that CDSC.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

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Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

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Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution

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without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

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·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America,

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Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe

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Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest. The minimum initial investment is as follows:

·                  Class A shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

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Buying Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire — For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased

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through a plan’s administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares. Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, fill out the “Bank Account or Credit Union Information” section of your new account

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application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service. Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve

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months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

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Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

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·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual

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Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for

45

reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

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If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A and Class Y — In general, you will receive account statements as follows:

after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A

47

Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

48

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.  Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

49

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

52

The Hartford Target Retirement 2045 Fund

Financial Highlights

Class R3

Year Ended October, 31
2009(d)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.12
Net realized and unrealized gain (loss) on investments	1.58
Total from investment operations	1.70
Distributions:
Net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$11.59
Total Return(a)	17.28%
Net assets at end of period (in thousands)	$1,380
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	2.40%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.39%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.39%
Ratio of net investment income to average net assets	1.21%
Portfolio turnover rate(c)	7%

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The Hartford Target Retirement 2045 Fund

Financial Highlights

Class R4

Year Ended October, 31
2009(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.15
Net realized and unrealized gain (loss) on investments	1.58
Total from investment operations	1.73
Distributions:
Net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$11.62
Total Return(a)	17.65%
Net assets at end of period (in thousands)	$1,499
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	2.08%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.09%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.09%
Ratio of net investment income to average net assets	1.49%
Portfolio turnover rate(c)	7%

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The Hartford Target Retirement 2045 Fund

Financial Highlights

Class R5

Year Ended October, 31
2009(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.15
Net realized and unrealized gain (loss) on investments	1.58
Total from investment operations	1.73
Distributions:
Net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$11.62
Total Return(a)	17.65%
Net assets at end of period (in thousands)	$1,190
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.82%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.04%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.04%
Ratio of net investment income to average net assets	1.54%
Portfolio turnover rate(c)	7%

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The Hartford Target Retirement 2045 Fund

Financial Highlights - Footnotes

(a)          Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions  and the complete redemption of the investment at net asset value at the end of each period.

(b)         Expense ratios do not include expenses of the underlying funds.

(c)          Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)         R3 shares commenced operations on October 31, 2008.

(e)          R4 shares commenced operations on October 31, 2008.

(f)            R5 shares commenced operations on October 31, 2008.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement Of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordmutualfunds.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On the Internet:

http://institutional.thehartford.com

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Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR4510 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Target Retirement 2050 Fund

Prospectus

March 1, 2010

Class	Ticker Symbol
R3	HTPRX
R4	HTPSX
R5	HTPTX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD TARGET RETIREMENT 2050 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None
Exchange fees	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R3	R4	R5
Management fees	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.50%	0.25%	—
Other expenses	1.77%	1.73%	1.68%
Acquired Fund fees and expenses	0.81%	0.81%	0.81%
Total annual fund operating expenses	3.23%	2.94%	2.64%
Less: Contractual expense reimbursement(1)	1.98%	1.99%	1.74%
Net operating expenses(1)	1.25%	0.95%	0.90%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.40% (Class R3), 1.10% (Class R4) and 0.90% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.  In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class R3) and 0.95% (Class R4).  This latter agreement is scheduled to terminate on February 28, 2011 and not be renewed.

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EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$127	$809	$1,516	$3,395
R4	$97	$721	$1,372	$3,119
R5	$92	$655	$1,244	$2,844

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$127	$809	$1,516	$3,395
R4	$97	$721	$1,372	$3,119
R5	$92	$655	$1,244	$2,844

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2050, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the Fund’s investments to achieve approximately 95% of assets in equity securities and equity funds and approximately 5% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2050) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2050), gradually reaching its most conservative allocation of approximately 30% in equity

5

securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and

6

foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows the Fund’s total return for the first full calendar year of operation

·                  Does not include the effect of sales charges as no sales charges are applied to shares of Class R3, Class R4 and Class R5

·                  Shows the returns of Class R5 for one full calendar year.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  18.93% (2nd quarter, 2009)   Lowest  -8.99% (1st quarter, 2009)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

7

Average annual total returns for periods ending 12/31/09

(excluding sales charges)

		Lifetime
	1 Year	(since 10/31/08)
Share Classes (Return Before Taxes)
Class R3	32.04%	22.23%
Class R4	32.46%	22.61%
Class R5	32.50%	22.65%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	15.77%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	11.43%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Ed Caputo, CFA	Vice President	2008
Hugh Whelan, CFA	Managing Director	2008

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as

8

a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2050, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the Fund’s investments to achieve approximately 95% of assets in equity securities and equity funds and approximately 5% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2050) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2050), gradually reaching its most conservative allocation of approximately 30% in equity securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

In seeking the Fund’s investment objective, the investment strategies of Hartford Investment Management include:

·                  Allocating the Fund’s assets among Class Y shares of Underlying Funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities.  The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities,

10

and other instruments.  The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.  The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31,2009, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Global and International Equity Funds
The Hartford Capital Appreciation Fund	The Hartford Global Growth Fund
The Hartford Capital Appreciation II Fund	The Hartford Global Research Fund
The Hartford Dividend and Growth Fund	The Hartford International Opportunities Fund
The Hartford Equity Income Fund	The Hartford International Small Company Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund	Fixed Income and Money Market Funds
The Hartford Growth Opportunities Fund	The Hartford Inflation Plus Fund
The Hartford MidCap Value Fund	The Hartford Total Return Bond Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund	ETFs
The Hartford Small Company Fund	Powershares DB Commodity Index Tracking Fund ETS
The Hartford Small/Mid Cap Equity Fund	SPDR DJ Wilshire International Real Estate ETF
The Hartford Value Fund	SPDR Dow Jones REIT ETF
The Hartford Value Opportunities Fund

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordmutualfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks

11

associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments,

12

and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

ETF Risk - An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s

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growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

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Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”).  The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds.  Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds is  intended to be managed according to its asset allocation strategy without trading actively among the Underlying Funds or attempting to capture short-term market opportunities.  However, a fund’s asset allocation strategy or its selection of Underlying Funds may be modified if it is believed that doing so would better enable the fund to pursue its investment goal.  Other than the Checks and Balances Fund, Underlying Funds are expected to be reallocated quarterly, although they may be rebalanced more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

·                  Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.

·                  By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

·                  The investment allocation limitations of the Checks and Balances Fund and the Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, the Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

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Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

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Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

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·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

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·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

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About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Target Retirement Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 15 calendar days after the end of each month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.15% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the Fund’s average daily net assets.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.  As described in the foregoing chart, not all share classes listed below are available for this Fund.

Class A — Class A shares have no eligibility requirements.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

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·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Sales Charge Reductions And Waivers — Class A shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually

27

purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)          after separation from service for employer sponsored retirement plans.

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a

28

sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A shares, you will be credited with the amount of that CDSC.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

29

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

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Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution

32

without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

33

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America,

34

Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe

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Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest. The minimum initial investment is as follows:

·                  Class A shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

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Buying Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire — For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased

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through a plan’s administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares. Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, fill out the “Bank Account or Credit Union Information” section of your new account

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application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service. Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve

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months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

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Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

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·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual

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Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for

45

reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

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If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A and Class Y — In general, you will receive account statements as follows:

after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A

47

Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

48

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.  Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

49

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

50

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

51

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

52

The Hartford Target Retirement 2050 Fund

Financial Highlights

Class R3

Year Ended October, 31
2009(d)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.12
Net realized and unrealized gain (loss) on investments	1.57
Total from investment operations	1.69
Distributions:
Net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$11.58
Total Return(a)	17.18%
Net assets at end of period (in thousands)	$1,285
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	2.42%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.39%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.39%
Ratio of net investment income to average net assets	1.23%
Portfolio turnover rate(c)	8%

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The Hartford Target Retirement 2050 Fund

Financial Highlights

Class R4

Year Ended October, 31
2009(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.15
Net realized and unrealized gain (loss) on investments	1.57
Total from investment operations	1.72
Distributions:
Net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$11.61
Total Return(a)	17.54%
Net assets at end of period (in thousands)	$1,262
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	2.13%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.09%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.09%
Ratio of net investment income to average net assets	1.53%
Portfolio turnover rate(c)	8%

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The Hartford Target Retirement 2050 Fund

Financial Highlights

Class R5

Year Ended October, 31
2009(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income (loss)	0.16
Net realized and unrealized gain (loss) on investments	1.56
Total from investment operations	1.72
Distributions:
Net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$11.61
Total Return(a)	17.55%
Net assets at end of period (in thousands)	$1,190
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.83%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.04%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.04%
Ratio of net investment income to average net assets	1.56%
Portfolio turnover rate(c)	8%

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The Hartford Target Retirement 2050 Fund

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(b)	Expense ratios do not include expenses of the underlying funds.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	R3 shares commenced operations on October 31, 2008.
(e)	R4 shares commenced operations on October 31, 2008.
(f)	R5 shares commenced operations on October 31, 2008.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement Of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordmutualfunds.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On the Internet:

http://institutional.thehartford.com

57

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR5010 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Total Return Bond Fund

Prospectus

March 1, 2010

Class	Ticker
A	ITBAX
B	ITBBX
C	HABCX
I	ITBIX
R3	ITBRX
R4	ITBUX
R5	ITBTX
Y	HABYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD TOTAL RETURN BOND FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks a competitive total return, with income as a secondary objective.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.26%	0.43%	0.24%	0.25%	0.40%	0.21%	0.17%	0.06%
Total annual fund operating expenses	1.03%	1.95%	1.76%	0.77%	1.42%	0.98%	0.69%	0.58%
Less: Contractual expense reimbursement(1)	0.03%	0.20%	0.01%	0.02%	0.17%	—	—	—
Net operating expenses(1)	1.00%	1.75%	1.75%	0.75%	1.25%	0.98%	0.69%	0.58%

(1)

Hartford Investment Financial Services, LLC (“HIFSCO”) has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class B), 1.75% (Class C), 0.75% (Class I), 1.25% (Class R3), 1.00% (Class R4), 0.85% (Class R5) and 0.75% (Class Y). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  HASCO’s contractual arrangement will remain in effect until February 28,

4

2011, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$547	$760	$990	$1,650
B	$678	$893	$1,234	$2,019
C	$278	$553	$953	$2,072
I	$77	$244	$426	$952
R3	$127	$433	$760	$1,687
R4	$100	$312	$542	$1,201
R5	$70	$221	$384	$859
Y	$59	$186	$324	$726

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$547	$760	$990	$1,650
B	$178	$593	$1,034	$2,019
C	$178	$553	$953	$2,072
I	$77	$244	$426	$952
R3	$127	$433	$760	$1,687
R4	$100	$312	$542	$1,201
R5	$70	$221	$384	$859
Y	$59	$186	$324	$726

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 215% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in bonds that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), considers to be attractive from a total return perspective along with current income.  The Fund normally invests at least 70% of its portfolio in investment grade debt securities and may invest up to 20% of its total assets in securities rated below investment grade.  Debt securities in which the Fund may invest include asset-backed and

5

mortgage-related securities.  The Fund normally invests at least 65% of its total assets in debt securities with a maturity of at least one year.  The Fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  The Fund may utilize derivatives to manage portfolio risk or for other investment purposes.  The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. While the fund will not make direct purchases of common stock, from time to time the fund will hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the fund.  Additionally, the Fund may invest up to 30% of its total assets in debt securities of foreign issuers, including from emerging markets, and up to 10% of its total assets in non-dollar securities.  The Fund may trade securities actively.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign

6

regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk — Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

7

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   5.63% (3rd quarter, 2009)   Lowest   -4.06% (3rd quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

8

Average annual total returns for periods ending 12/31/09

(including sales charges)

Share Classes	1 Year	5 Years	10 Years
Class A - Return Before Taxes	7.69%	2.28%	5.02%
- After Taxes on Distributions	6.30%	0.67%	3.11%
- After Taxes on Distributions and Sale of Fund Shares	4.95%	0.99%	3.14%
Share Classes (Return Before Taxes)
Class B	7.10%	2.15%	4.88%
Class C	11.03%	2.49%	4.78%
Class I	13.15%	3.45%	5.62%
Class R3	12.52%	3.29%	5.79%
Class R4	12.83%	3.43%	5.86%
Class R5	13.15%	3.60%	5.95%
Class Y	13.29%	3.66%	5.98%
Barclays Capital U.S Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Joseph Portera	Executive Vice President	2009
Nasri Toutoungi	Managing Director	2003
Christopher J. Zeppieri, CFA	Vice President	2009

9

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in bonds that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), considers to be attractive from a total return perspective along with current income.  The Fund normally invests at least 70% of its portfolio in investment grade debt securities and may invest up to 20% of its total assets in securities rated below investment grade.  Debt securities in which the Fund may invest include asset-backed and mortgage-related securities.  The Fund normally invests at least 65% of its total assets in debt securities with a maturity of at least one year.  The Fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  The Fund may utilize derivatives to manage portfolio risk or for other investment purposes.  The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. While the fund will not make direct purchases of common stock, from time to time the fund will hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the fund.  Additionally, the Fund may invest up to 30% of its total assets in debt securities of foreign issuers, including from emerging markets, and up to 10% of its total assets in non-dollar securities.  The Fund may trade securities actively.

Bonds in which the Fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.  Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below-investment-grade. Securities rated below-investment-grade are commonly referred to as “high yield - high risk” or “junk bonds.”  There is no other limit on the maturity of bonds held by the Fund or the average maturity of the Fund’s portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy.  Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive.  Hartford Investment Management assesses such factors as a

11

company’s business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

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Liquidity Risk — Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value.  This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

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Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower’s insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also,

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even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

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·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes,

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including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

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·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

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About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it

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invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Joseph Portera, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since December 2009.  Mr. Portera joined Hartford Investment Management in 2009.  Prior to joining the firm, Mr. Portera was a Managing Director, portfolio manager on several funds, including core plus strategies, and a senior member of the Global Fixed Income investment platform at MacKay Shields Financial LLC.  Prior to MacKay Shields, Mr. Portera was a Vice President with Fiduciary Trust, where he was responsible for Global Developed Bond Market separate accounts.  Mr. Portera has been an investment professional involved in trading and securities analysis since 1987.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined

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Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

Christopher J. Zeppieri, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since December 2009.  Mr. Zeppieri joined Hartford Investment Management in 2006.  Prior to joining the firm, he served as Fixed Income Strategist for Los Angeles-based Payden & Rygel.  Mr. Zeppieri has been an investment professional since 1998.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.52% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.550% of the first $500 million, 0.525% of the next $500 million, 0.500% of the next $4 billion, 0.480% of the next $5 billion and 0.470% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

24

so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares —Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

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(1)        As a percentage of the Fund’s average net assets.

(2)        Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)        No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

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For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

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Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The

29

Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

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(6)          after separation from service for employer sponsored retirement plans, and

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or

31

charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

33

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other  compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

34

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

35

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

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James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.             Read this prospectus carefully.

2.             Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.             Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.             Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

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are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

47

example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

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procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

49

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

50

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

51

records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates

53

on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Index:

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Total Return Bond Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009		2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.20		$10.52	$10.59	$10.62	$10.95
Investment Operations:
Net investment income (loss)	0.40		0.49	0.49	0.41	0.35
Net realized and unrealized gain (loss) on investments	1.07		(1.29)	(0.06)	0.04	(0.24)
Total from investment operations	1.47		(0.80)	0.43	0.45	0.11
Distributions:
Net investment income	(0.46)		(0.52)	(0.50)	(0.42)	(0.40)
Net realized gain on investments	—		—	—	(0.06)	(0.04)
Total distributions	(0.46)		(0.52)	(0.50)	(0.48)	(0.44)
Net asset value, end of period	$10.21		$9.20	$10.52	$10.59	$10.62
Total Return(a)	16.38%		(7.99)%	4.11%	4.35%	1.00%
Net assets at end of period (in thousands)	$816,191		$650,149	$601,301	$432,703	$311,557
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.03	%(c)	1.02%	1.07%	1.20%	1.24%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.00	%(c)	1.00%	1.00%	1.20%	1.20%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.00	%(c)	1.00%	1.00%	1.20%	1.20%
Ratio of net investment income to average net assets	4.18%		4.76%	4.71%	3.98%	3.24%
Portfolio turnover rate(d)	215%		184%	268%	456%	195%

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The Hartford Total Return Bond Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009		2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.15		$10.47	$10.54	$10.57	$10.90
Investment Operations:
Net investment income (loss)	0.33		0.42	0.41	0.33	0.27
Net realized and unrealized gain (loss) on investments	1.06		(1.29)	(0.06)	0.04	(0.24)
Total from investment operations	1.39		(0.87)	0.35	0.37	0.03
Distributions:
Net investment income	(0.39)		(0.45)	(0.42)	(0.34)	(0.32)
Net realized gain on investments	—		—	—	(0.06)	(0.04)
Total distributions	(0.39)		(0.45)	(0.42)	(0.40)	(0.36)
Net asset value, end of period	$10.15		$9.15	$10.47	$10.54	$10.57
Total Return(a)	15.60%		(8.68)%	3.36%	3.56%	0.25%
Net assets at end of period (in thousands)	$83,760		$73,557	$82,376	$79,506	$81,028
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.95	%(c)	1.93%	1.96%	2.02%	2.00%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.68	%(c)	1.71%	1.75%	1.95%	1.95%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.68	%(c)	1.71%	1.75%	1.95%	1.95%
Ratio of net investment income to average net assets	3.51%		4.05%	3.95%	3.20%	2.49%
Portfolio turnover rate(d)	215%		184%	268%	456%	195%

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The Hartford Total Return Bond Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009		2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.22		$10.54	$10.61	$10.64	$10.97
Investment Operations:
Net investment income (loss)	0.33		0.42	0.42	0.34	0.29
Net realized and unrealized gain (loss) on investments	1.06		(1.30)	(0.07)	0.03	(0.25)
Total from investment operations	1.39		(0.88)	0.35	0.37	0.04
Distributions:
Net investment income	(0.38)		(0.44)	(0.42)	(0.34)	(0.33)
Net realized gain on investments	—		—	—	(0.06)	(0.04)
Total distributions	(0.38)		(0.44)	(0.42)	(0.40)	(0.37)
Net asset value, end of period	$10.23		$9.22	$10.54	$10.61	$10.64
Total Return(a)	15.48%		(8.66)%	3.33%	3.63%	0.34%
Net assets at end of period (in thousands)	$119,568		$87,277	$84,793	$75,194	$74,039
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.76	%(c)	1.74%	1.78%	1.87%	1.87%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.75	%(c)	1.74%	1.75%	1.87%	1.87%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.75	%(c)	1.74%	1.75%	1.87%	1.87%
Ratio of net investment income to average net assets	3.42%		4.01%	3.95%	3.29%	2.56%
Portfolio turnover rate(d)	215%		184%	268%	456%	195%

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The Hartford Total Return Bond Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009		2008	2007	2006(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.21		$10.52	$10.60	$10.51
Investment Operations:
Net investment income (loss)	0.43		0.52	0.53	0.08
Net realized and unrealized gain (loss) on investments	1.06		(1.28)	(0.07)	0.09
Total from investment operations	1.49		(0.76)	0.46	0.17
Distributions:
Net investment income	(0.48)		(0.55)	(0.54)	(0.08)
Total distributions	(0.48)		(0.55)	(0.54)	(0.08)
Net asset value, end of period	$10.22		$9.21	$10.52	$10.60
Total Return(a)	16.65%		(7.62)%	4.42%	1.58	%(f)
Net assets at end of period (in thousands)	$10,680		$6,128	$3,050	$38
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.77	%(c)	0.68%	0.72%	1.01	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.75	%(c)	0.68%	0.72%	0.91	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.75	%(c)	0.68%	0.72%	0.91	%(g)
Ratio of net investment income to average net assets	4.36%		5.10%	5.04%	4.78	%(g)
Portfolio turnover rate(d)	215%		184%	268%	456%

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The Hartford Total Return Bond Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009		2008	2007(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.32		$10.64	$10.76
Investment Operations:
Net investment income (loss)	0.42		0.47	0.41
Net realized and unrealized gain (loss) on investments	1.05		(1.30)	(0.14)
Total from investment operations	1.47		(0.83)	0.27
Distributions:
Net investment income	(0.43)		(0.49)	(0.39)
Total distributions	(0.43)		(0.49)	(0.39)
Net asset value, end of period	$10.36		$9.32	$10.64
Total Return(a)	16.19%		(8.15)%	2.59	%(f)
Net assets at end of period (in thousands)	$1,836		$130	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.42	%(c)	1.44%	1.38	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.25	%(c)	1.25%	1.25	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.25	%(c)	1.25%	1.25	%(g)
Ratio of net investment income to average net assets	3.65%		4.62%	4.47	%(g)
Portfolio turnover rate(d)	215%		184%	268%

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The Hartford Total Return Bond Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009		2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.32		$10.65	$10.76
Investment Operations:
Net investment income (loss)	0.42		0.51	0.42
Net realized and unrealized gain (loss) on investments	1.07		(1.32)	(0.12)
Total from investment operations	1.49		(0.81)	0.30
Distributions:
Net investment income	(0.46)		(0.52)	(0.41)
Total distributions	(0.46)		(0.52)	(0.41)
Net asset value, end of period	$10.35		$9.32	$10.65
Total Return(a)	16.39%		(7.98)%	2.90	%(f)
Net assets at end of period (in thousands)	$21,920		$12,698	$2,928
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.98	%(c)	0.99%	1.09	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.98	%(c)	0.99%	1.00	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.98	%(c)	0.99%	1.00	%(g)
Ratio of net investment income to average net assets	4.17%		4.81%	4.95	%(g)
Portfolio turnover rate(d)	215%		184%	268%

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The Hartford Total Return Bond Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009		2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.32		$10.64	$10.76
Investment Operations:
Net investment income (loss)	0.42		0.54	0.43
Net realized and unrealized gain (loss) on investments	1.09		(1.31)	(0.12)
Total from investment operations	1.51		(0.77)	0.31
Distributions:
Net investment income	(0.48)		(0.55)	(0.43)
Total distributions	(0.48)		(0.55)	(0.43)
Net asset value, end of period	$10.35		$9.32	$10.64
Total Return(a)	16.73%		(7.62)%	2.97	%(f)
Net assets at end of period (in thousands)	$408		$271	$141
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.69	%(c)	0.70%	0.79	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.69	%(c)	0.70%	0.79	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.69	%(c)	0.70%	0.79	%(g)
Ratio of net investment income to average net assets	4.35%		5.08%	5.09	%(g)
Portfolio turnover rate(d)	215%		184%	268%

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The Hartford Total Return Bond Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009		2008	2007	2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.31		$10.64	$10.71	$10.73	$11.06
Investment Operations:
Net investment income (loss)	0.45		0.54	0.54	0.47	0.40
Net realized and unrealized gain (loss) on investments	1.07		(1.31)	(0.07)	0.04	(0.24)
Total from investment operations	1.52		(0.77)	0.47	0.51	0.16
Distributions:
Net investment income	(0.49)		(0.56)	(0.54)	(0.47)	(0.45)
Net realized gain on investments	—		—	—	(0.06)	(0.04)
Total distributions	(0.49)		(0.56)	(0.54)	(0.53)	(0.49)
Net asset value, end of period	$10.34		$9.31	$10.64	$10.71	$10.73
Total Return(a)	16.87%		(7.62)%	4.46%	4.89%	1.45%
Net assets at end of period (in thousands)	$926,793		$559,555	$359,523	$285,255	$188,156
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.58	%(c)	0.59%	0.61%	0.70%	0.73%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.58	%(c)	0.59%	0.61%	0.70%	0.73%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.58	%(c)	0.59%	0.61%	0.70%	0.73%
Ratio of net investment income to average net assets	4.57%		5.19%	5.09%	4.48%	3.73%
Portfolio turnover rate(d)	215%		184%	268%	456%	195%

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The Hartford Total Return Bond Fund

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(b)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(c)	Expense ratios do not include expenses of the underlying funds.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	I shares commenced operations on August 31, 2006.
(f)	Not annualized.
(g)	Annualized.
(h)	R3 shares commenced operations on December 22, 2006.
(i)	R4 shares commenced operations on December 22, 2006.
(j)	R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006		October 31, 2005
A	1.00%	1.00%	1.00%		1.19%		1.20%
B	1.68%	1.70%	1.75%		1.95%		1.95%
C	1.75%	1.74%	1.75%		1.86%		1.87%
I	0.75%	0.68%	0.72%		0.91	%(a)
R3	1.25%	1.25%	1.25	%(b)
R4	0.98%	0.99%	1.00	%(c)
R5	0.69%	0.69%	0.79	%(d)
Y	0.58%	0.59%	0.61%		0.70%		0.73%

(a)	Commencement of operations on August 31, 2006.
(b)	Commencement of operations on December 22, 2006.
(c)	Commencement of operations on December 22, 2006.
(d)	Commencement of operations on December 22, 2006.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

The Hartford Mutual Funds

500 Bielenberg Drive

Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

66

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TRB10 March 1, 2010

THE HARTFORD MUTUAL FUNDS

The Hartford Value Fund

Prospectus

March 1, 2010

Class	Ticker
A	HVFAX
B	HVFBX
C	HVFCX
I	HVFIX
R3	HVFRX
R4	HVFSX
R5	HVFTX
Y	HVFYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

THE HARTFORD VALUE FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.36%	0.63%	0.38%	0.20%	0.33%	0.24%	0.17%	0.08%
Total annual fund operating expenses	1.41%	2.43%	2.18%	1.00%	1.63%	1.29%	0.97%	0.88%
Less: Contractual expense reimbursement(1)	0.01%	0.28%	0.03%	—	—	—	—	—
Net operating expenses(1)	1.40%	2.15%	2.15%	1.00%	1.63%	1.29%	0.97%	0.88%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.40% (Class A), 2.15% (Class B), 2.15% (Class C), 1.15% (Class I), 1.65% (Class R3), 1.35% (Class R4), 1.05% (Class R5) and 1.00% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively,

4

provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$685	$971	$1,278	$2,147
B	$718	$1,031	$1,470	$2,492
C	$318	$679	$1,167	$2,511
I	$102	$318	$552	$1,225
R3	$166	$514	$887	$1,933
R4	$131	$409	$708	$1,556
R5	$99	$309	$536	$1,190
Y	$90	$281	$488	$1,084

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$685	$971	$1,278	$2,147
B	$218	$731	$1,270	$2,492
C	$218	$679	$1,167	$2,511
I	$102	$318	$552	$1,225
R3	$166	$514	$887	$1,933
R4	$131	$409	$708	$1,556
R5	$99	$309	$536	$1,190
Y	$90	$281	$488	$1,084

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify securities that provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples.  The Fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

5

The Fund employs what is often called a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

6

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest    16.34% (2nd quarter, 2003)   Lowest  -19.93% (3rd quarter, 2002)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending 12/31/09
(including sales charges)

			Lifetime
Share Classes	1 Year	5 Years	(since 04/30/01)
Class A - Return Before Taxes	16.84%	1.59%	1.64%
- After Taxes on Distributions	16.45%	0.86%	1.13%
- After Taxes on Distributions and Sale of Fund Shares	10.94%	1.12%	1.22%
Share Classes (Return Before Taxes)
Class B	17.89%	1.66%	1.64%
Class C	21.71%	1.98%	1.55%
Class I	23.96%	2.95%	2.42%
Class R3	23.24%	2.76%	2.43%
Class R4	23.61%	2.94%	2.54%
Class R5	23.96%	3.13%	2.65%
Class Y	24.15%	3.22%	2.70%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.20%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Karen H. Grimes, CFA	Senior Vice President and Equity Portfolio Manager	2007
W. Michael Reckmeyer, III, CFA	Senior Vice President and Equity Portfolio Manager	2007
Ian R. Link, CFA	Vice President and Equity Portfolio Manager	2007

8

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify securities that provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples.  The Fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The Fund employs what is often called a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.  The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals.  Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions.  Portfolio construction is driven primarily by security selection.  Limited consideration is given to economic analysis in establishing sector and industry weightings.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

10

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

·                  Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.

·                  Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Options, Futures, and Other Derivatives

Derivatives may include the purchase and sale of options, entering into futures contracts and/or utilizing other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.  Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

·                  If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.

·                  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

·                  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

11

·                  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

·                  Securities of foreign issuers and loans of foreign borrowers, including

·                  companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)

·                  foreign governments and agencies or instrumentalities of foreign governments

·                  issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States

·                  Non-dollar securities:  Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

·                  changes in currency rates

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  decreased liquidity

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political or social instability or diplomatic developments in a foreign country

·                  differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

·                  illiquidity

·                  increased price volatility

·                  smaller market capitalizations

·                  less government regulation

12

·                  less extensive and less frequent accounting, financial and other reporting requirements

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

13

·                  increased susceptibility to losses and bankruptcy

·                  increased transaction costs

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

·                  acquire more than 3% of the voting shares of any other investment company,

·                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

·                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:

·                  the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies

·                  the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective

·                  price fluctuation, resulting in a loss to the fund

·                  the risk that an ETF may trade at a discount to its NAV

·                  the risk that an active market for an ETF’s shares may not develop or be maintained

·                  the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

·                  In General.  Securities and other investments purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic

14

or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

·                  Limitation on Illiquid Investments.  If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments.  In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

·                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV.  For more information on fair valuation, please see ‘‘Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their

15

risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordmutualfunds.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least

17

the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for the past four years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management (2004 – 2006).

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders covering the fiscal year ended October 31, 2009.

For fiscal year ended October 31, 2009, the Fund paid HIFSCO an effective management fee equal to 0.80% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.800% of the first $500 million, 0.700% of the next $500 million, 0.650% of the next $4 billion, 0.6475 of the next $5 billion and 0.645% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The chart below lists each Hartford Mutual Fund and the available share classes.  Certain share classes are not available for all Hartford Mutual Funds or to all investors.  No Hartford Mutual Fund identified below, other than the Fund, is offered in this prospectus.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund(1)	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund(1)	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford Small/Mid Cap Equity Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X	X					X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Research Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund(2), (3)	X	X	X	X
The Hartford Tax-Free National Fund(3)	X	X	X	X	X				X
Sector
The Hartford Global Health Fund(2)	X	X	X	X		X	X	X	X
Short-Term Income
The Hartford Floating Rate Fund (2), (3)	X	X	X	X		X	X	X	X
The Hartford Money Market Fund(3)	X	X	X			X	X	X	X
The Hartford Short Duration Fund(3)	X	X	X	X					X
Target Retirement
The Hartford Target Retirement 2010 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2015 Fund(4)						X	X	X

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Share Classes
	A	B(5)	C	I	L	R3	R4	R5	Y
The Hartford Target Retirement 2020 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2025 Fund(4)						X	X	X
The Hartford Target Retirement 2030 Fund(4)	X					X	X	X	X
The Hartford Target Retirement 2035 Fund(4)						X	X	X
The Hartford Target Retirement 2040 Fund(4)						X	X	X
The Hartford Target Retirement 2045 Fund(4)						X	X	X
The Hartford Target Retirement 2050 Fund(4)						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund(3)	X	X	X	X		X	X	X	X
The Hartford Income Fund(3)	X	X	X						X
The Hartford Inflation Plus Fund(3)	X	X	X	X	X	X	X	X	X
The Hartford Strategic Income Fund(3)	X	X	X	X					X
The Hartford Total Return Bond Fund(3)	X	X	X	X		X	X	X	X

(1)  A member of the group of funds referred to as the Asset Allocation Funds

(2)  Non-diversified fund

(3)  A member of the group of funds referred to as the Hartford Fixed Income Funds

(4)  A member of the group of funds referred to as the Target Retirement Funds

(5)  Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments

Investor Requirements.

This section describes investor requirements for each class of shares.

Class A and Class C Shares – Class A and Class C shares have no eligibility requirements.

Class B Shares – Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares will continue under the current policy.  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in the Fund after the Close Date will be permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do

20

so by accessing their account at www.hartfordmutualfunds.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-800-843-7824 with any questions.

Class I Shares — You may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  These financial intermediaries may purchase Class I shares at net asset value without an additional distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee.

Class R3, Class R4, Class R5 and Class Y Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund ; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

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The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales	1.00%	None

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		Charges are Calculated”

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

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Class B sales charges are listed below.  There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares

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through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such

25

value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)          after separation from service for employer sponsored retirement plans, and

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(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions.

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

27

·                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares. However, the Company’s Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to

29

retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may compensate HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and 0.25% of which may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s

30

shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the Hartford Mutual Funds.  HIFSCO pays commissions and Rule

31

12b-1 payments to Financial Intermediaries.  The Fund’s SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries  HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Hartford Mutual Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Hartford Mutual Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Hartford Mutual Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the Hartford Mutual Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Hartford Mutual Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI.  AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries  HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”).  Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Hartford Mutual Funds, over other products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Hartford Mutual Funds attributable to the Servicing Intermediary.  With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Hartford Mutual Funds attributable to a particular Servicing Intermediary.  For the year ended December 31, 2009, HIFSCO incurred approximately $871,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $592,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2010, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.,; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2010, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascenus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.;Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.,; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond

34

James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity.  What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

·                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

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Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your

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completed application, investment slip, or note to your financial representative, plan administrator or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program.  Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  Your initial investment must meet the minimum requirements, if any, as discussed in this prospectus.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales

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are restricted to up to $50,000 per shareowner during any 7-day period.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares during any 7 day period; or you

39

are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

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·                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund (except the minimum amount for Automatic Investment Plans is $250).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).  The Fund reserves the right to amend or terminate the exchange privileges at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 888-802-0039	Phone Number: 1-888-THE STAG (843-7824)or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford Mutual Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford Mutual Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i)

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the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the foreign securities in which a fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.

Debt securities (other than short-term obligations and senior floating rate interests) held by a Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

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Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders.  In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a Hartford fund of funds) invests in securities that are thinly traded (for

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example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice.  The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the funds may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.  When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds.  Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’

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procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.  (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the Hartford Mutual Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification.  Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors.  Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day.  Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in funds (through certain Underlying Funds in the case of the Hartford funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

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Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.

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Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s

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records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Fund’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less

49

than six months at a loss within 60 days of receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on May 31, 2007.  Performance prior to that date is that of the Fund’s Class A shares, which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y shares performance and operating expenses.

Index:

The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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The Hartford Value Fund

Financial Highlights

Class A

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.95	$14.13	$12.91		$10.79	$9.71
Investment Operations:
Net investment income (loss)	0.11	0.16	0.12		0.09	0.08
Net realized and unrealized gain (loss) on investments	0.78	(4.60)	1.89		2.11	1.04
Total from investment operations	0.89	(4.44)	2.01		2.20	1.12
Distributions:
Net investment income	(0.21)	(0.10)	—		(0.08)	(0.04)
Net realized gain on investments	—	(0.64)	(0.79)		—	—
Total distributions	(0.21)	(0.74)	(0.79)		(0.08)	(0.04)
Net asset value, end of period	$9.63	$8.95	$14.13		$12.91	$10.79
Total Return(b)	10.29%	(33.00)%	16.61	%(c)	20.52%	11.50%
Net assets at end of period (in thousands)	$57,687	$56,864	$89,023		$79,476	$63,417
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.41%	1.32%	1.32%		1.38%	1.41%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.40%	1.32%	1.32%		1.38%	1.40%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.40%	1.32%	1.32%		1.38%	1.40%
Ratio of net investment income to average net assets	1.27%	1.32%	0.89%		0.89%	0.76%
Portfolio turnover rate(e)	50%	57%	32%		50%	29%

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The Hartford Value Fund

Financial Highlights

Class B

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.73	$13.78	$12.71		$10.62	$9.60
Investment Operations:
Net investment income (loss)	0.06	0.08	0.01		0.01	—
Net realized and unrealized gain (loss) on investments	0.77	(4.49)	1.85		2.08	1.02
Total from investment operations	0.83	(4.41)	1.86		2.09	1.02
Distributions:
Net investment income	(0.09)	—	—		—	—
Net realized gain on investments	—	(0.64)	(0.79)		—	—
Total distributions	(0.09)	(0.64)	(0.79)		—	—
Net asset value, end of period	$9.47	$8.73	$13.78		$12.71	$10.62
Total Return(b)	9.61%	(33.43)%	15.63	%(c)	19.68%	10.62%
Net assets at end of period (in thousands)	$7,286	$7,211	$12,976		$11,957	$10,091
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.43%	2.27%	2.23%		2.29%	2.34%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.89%	2.06%	2.15%		2.13%	2.15%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.89%	2.06%	2.15%		2.13%	2.15%
Ratio of net investment income to average net assets	0.77%	0.57%	0.07%		0.15%	0.01%
Portfolio turnover rate(e)	50%	57%	32%		50%	29%

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The Hartford Value Fund

Financial Highlights

Class C

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.72	$13.78	$12.71		$10.62	$9.60
Investment Operations:
Net investment income (loss)	0.04	0.06	0.02		0.01	—
Net realized and unrealized gain (loss) on investments	0.77	(4.48)	1.84		2.08	1.02
Total from investment operations	0.81	(4.42)	1.86		2.09	1.02
Distributions:
Net investment income	(0.08)	—	—		—	—
Net realized gain on investments	—	(0.64)	(0.79)		—	—
Total distributions	(0.08)	(0.64)	(0.79)		—	—
Net asset value, end of period	$9.45	$8.72	$13.78		$12.71	$10.62
Total Return(b)	9.47%	(33.50)%	15.63	%(c)	19.68%	10.62%
Net assets at end of period (in thousands)	$10,591	$9,160	$13,710		$12,943	$10,238
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	2.18%	2.10%	2.09%		2.15%	2.19%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	2.14%	2.10%	2.09%		2.15%	2.15%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	2.14%	2.10%	2.09%		2.15%	2.15%
Ratio of net investment income to average net assets	0.49%	0.54%	0.13%		0.12%	0.02%
Portfolio turnover rate(e)	50%	57%	32%		50%	29%

55

The Hartford Value Fund

Financial Highlights

Class I

	Year Ended October, 31
	2009(a)	2008	2007(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.97	$14.15	$13.85
Investment Operations:
Net investment income (loss)	0.10	0.17	0.03
Net realized and unrealized gain (loss) on investments	0.81	(4.56)	0.27
Total from investment operations	0.91	(4.39)	0.30
Distributions:
Net investment income	(0.29)	(0.15)	—
Net realized gain on investments	—	(0.64)	—
Total distributions	(0.29)	(0.79)	—
Net asset value, end of period	$9.59	$8.97	$14.15
Total Return(b)	10.60%	(32.67)%	2.17	%(g)
Net assets at end of period (in thousands)	$2,534	$598	$46
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.00%	0.96%	1.00	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.00%	0.96%	1.00	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.00%	0.96%	1.00	%(h)
Ratio of net investment income to average net assets	1.24%	1.66%	1.00	%(h)
Portfolio turnover rate(e)	50%	57%	32%

56

The Hartford Value Fund

Financial Highlights

Class R3

	Year Ended October, 31
	2009(a)	2008	2007(i)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.87	$14.00	$12.51
Investment Operations:
Net investment income (loss)	0.07	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.77	(4.46)	1.44
Total from investment operations	0.84	(4.43)	1.49
Distributions:
Net investment income	(0.24)	(0.06)	—
Net realized gain on investments	—	(0.64)	—
Total distributions	(0.24)	(0.70)	—
Net asset value, end of period	$9.47	$8.87	$14.00
Total Return(b)	9.92%	(33.14)%	11.91	%(g)
Net assets at end of period (in thousands)	$248	$122	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.63%	1.73%	1.65	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.63%	1.65%	1.65	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.63%	1.65%	1.65	%(h)
Ratio of net investment income to average net assets	0.86%	0.87%	0.47	%(h)
Portfolio turnover rate(e)	50%	57%	32%

57

The Hartford Value Fund

Financial Highlights

Class R4

	Year Ended October, 31
	2009(a)	2008	2007(j)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.89	$14.03	$12.51
Investment Operations:
Net investment income (loss)	0.11	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.77	(4.48)	1.43
Total from investment operations	0.88	(4.40)	1.52
Distributions:
Net investment income	(0.25)	(0.10)	—
Net realized gain on investments	—	(0.64)	—
Total distributions	(0.25)	(0.74)	—
Net asset value, end of period	$9.52	$8.89	$14.03
Total Return(b)	10.26%	(32.93)%	12.15	%(g)
Net assets at end of period (in thousands)	$163	$166	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.29%	1.31%	1.35	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.29%	1.31%	1.35	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.29%	1.31%	1.35	%(h)
Ratio of net investment income to average net assets	1.36%	1.29%	0.78	%(h)
Portfolio turnover rate(e)	50%	57%	32%

58

The Hartford Value Fund

Financial Highlights

Class R5

	Year Ended October, 31
	2009(a)	2008	2007(k)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.92	$14.07	$12.51
Investment Operations:
Net investment income (loss)	0.14	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.77	(4.56)	1.44
Total from investment operations	0.91	(4.37)	1.56
Distributions:
Net investment income	(0.28)	(0.14)	—
Net realized gain on investments	—	(0.64)	—
Total distributions	(0.28)	(0.78)	—
Net asset value, end of period	$9.55	$8.92	$14.07
Total Return(b)	10.65%	(32.71)%	12.47	%(g)
Net assets at end of period (in thousands)	$8	$8	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.97%	0.98%	1.05	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.97%	0.98%	1.05	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.97%	0.98%	1.05	%(h)
Ratio of net investment income to average net assets	1.67%	1.65%	1.07	%(h)
Portfolio turnover rate(e)	50%	57%	32%

59

The Hartford Value Fund

Financial Highlights

Class Y

	Year Ended October, 31
	2009(a)	2008	2007		2006	2005
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.93	$14.09	$12.91		$10.79	$9.71
Investment Operations:
Net investment income (loss)	0.15	0.21	0.09		0.15	0.12
Net realized and unrealized gain (loss) on investments	0.77	(4.57)	1.97		2.10	1.05
Total from investment operations	0.92	(4.36)	2.06		2.25	1.17
Distributions:
Net investment income	(0.30)	(0.16)	(0.09)		(0.13)	(0.09)
Net realized gain on investments	—	(0.64)	(0.79)		—	—
Total distributions	(0.30)	(0.80)	(0.88)		(0.13)	(0.09)
Net asset value, end of period	$9.55	$8.93	$14.09		$12.91	$10.79
Total Return(b)	10.74%	(32.65)%	17.07	%(c)	21.07%	12.06%
Net assets at end of period (in thousands)	$296,799	$211,366	$301,813		$72,054	$60,218
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.88%	0.88%	0.89%		0.92%	0.93%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.88%	0.88%	0.89%		0.92%	0.93%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.88%	0.88%	0.89%		0.92%	0.93%
Ratio of net investment income to average net assets	1.73%	1.76%	1.30%		1.36%	1.19%
Portfolio turnover rate(e)	50%	57%	32%		50%	29%

60

The Hartford Value Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions , the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(c)	Total return without the inclusion of the Payments from (to) Affiliate can be found in the Payments From Affiliate chart.
(d)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	I shares commenced operations on May 31, 2007.
(g)	Not annualized.
(h)	Annualized.
(i)	R3 shares commenced operations on December 22, 2006.
(j)	R4 shares commenced operations on December 22, 2006.
(k)	R5 shares commenced operations on December 22, 2006.

Fees Paid Indirectly

	Year Ended
Share Classes	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006	October 31, 2005
A	1.39%	1.32%	1.32%		1.37%	1.39%
B	1.88%	2.06%	2.15%		2.12%	2.14%
C	2.14%	2.09%	2.09%		2.14%	2.14%
I	0.99%	0.95%	1.00	%(a)
R3	1.62%	1.65%	1.65	%(b)
R4	1.29%	1.30%	1.35	%(c)
R5	0.97%	0.98%	1.05	%(d)
Y	0.87%	0.87%	0.88%		0.91%	0.92%

(a)	Commencement of operations on May 31, 2007.
(b)	Commencement of operations on December 22, 2006.
(c)	Commencement of operations on December 22, 2006.
(d)	Commencement of operations on December 22, 2006.

61

Payments from Affiliates

The total return in the financial highlights includes payment from affiliates.  Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007
Class A	—%	16.60%
Class B	—%	15.62%
Class C	—%	15.62%
Class Y	—%	17.06%

62

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

63

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-V10 March 1, 2010

COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS

CLASS A, CLASS B, CLASS C, CLASS I, CLASS R3, CLASS R4, CLASS R5
AND CLASS Y SHARES

THE HARTFORD MUTUAL FUNDS, INC.

The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Checks And Balances Fund
The Hartford Disciplined Equity Fund
The Hartford Diversified International Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Floating Rate Fund
The Hartford Fundamental Growth Fund
The Hartford Global Enhanced Dividend Fund(1)
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
The Hartford High Yield Fund
The Hartford High Yield Municipal Bond Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Money Market Fund

The Hartford Select SmallCap Value Fund

The Hartford Short Duration Fund
The Hartford Small Company Fund
The Hartford Small/Mid Cap Equity Fund (formerly The Hartford MidCap Growth Fund)
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford Value Fund
The Hartford Target Retirement 2010 Fund
The Hartford Target Retirement 2015 Fund
The Hartford Target Retirement 2020 Fund
The Hartford Target Retirement 2025 Fund
The Hartford Target Retirement 2030 Fund
The Hartford Target Retirement 2035 Fund
The Hartford Target Retirement 2040 Fund
The Hartford Target Retirement 2045 Fund
The Hartford Target Retirement 2050 Fund
The Hartford Equity Growth Allocation Fund
The Hartford Growth Allocation Fund
The Hartford Balanced Allocation Fund
The Hartford Conservative Allocation Fund

(1) The Global Enhanced Dividend Fund is currently closed to new investors.

CLASS A, CLASS B, CLASS C, CLASS I, CLASS L,CLASS R3, CLASS R4, CLASS R5, AND CLASS Y SHARES

THE HARTFORD MUTUAL FUNDS II, INC.

The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford SmallCap Growth Fund
The Hartford Tax-Free National Fund

The Hartford Value Opportunities Fund

P.O. Box 64387
St. Paul, MN 55164-0387

This combined Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the corresponding prospectus for the relevant Fund (as hereinafter defined) and class thereof. The Funds’ audited financial statements as of October 31, 2009 appearing in the Companies’ (as hereinafter defined) Annual Reports to Shareholders are incorporated herein by reference. A free copy of each Annual/Semi-Annual Report and each prospectus is available on the Funds’ website at www.hartfordinvestor.com, upon request by writing to: The Hartford Mutual Funds, P. O. Box 64387, St. Paul, MN 55164-0387 or by calling 1-888-843-7824.

Date of Prospectuses: March 1, 2010.

Date of Statement of Additional Information: March 1, 2010.

GENERAL INFORMATION

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company” and together, the “Companies”) are open-end management investment companies consisting of forty-five and five separate investment portfolios or mutual funds (each, a “Fund” and together, the “Funds”), respectively. This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001. Prior to the reorganization, SmallCap Growth Fund (formerly Fortis Capital Appreciation Portfolio) was a series of Fortis Advantage Portfolios, Inc., a Minnesota corporation, Growth Opportunities Fund (formerly Fortis Growth Fund) was a series of Fortis Growth Fund, Inc., a Minnesota corporation, Value Opportunities Fund and Growth Fund (formerly Fortis Value Fund and Fortis Capital Fund, respectively) were each a series of Fortis Equity Portfolios, Inc., a Minnesota corporation and Tax-Free National Fund (formerly Fortis Tax-Free National Portfolio) was a series of Fortis Tax-Free Portfolios, Inc., a Minnesota corporation.

The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. With the exception of Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund and Conservative Allocation Fund (together, the “Asset Allocation Funds”), Checks and Balances Fund and High Yield Municipal Bond Fund, which do not offer Class Y shares, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, which do not offer Class B or Class C shares, and Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund, which do not offer Class A shares, Class B shares, Class C shares or Class Y shares, each Fund issues shares in four different classes: Class A, Class B, Class C and Class Y. Class I shares are offered to advisory fee-based wrap programs for Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Diversified International Fund, Dividend and Growth Fund, Equity Income Fund, Floating Rate Fund, Global Enhanced Dividend Fund, Global Research Fund, Global Health Fund, Growth Fund, Growth Opportunities Fund, High Yield Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Tax-Free National Fund, Total Return Bond Fund, Value Fund, Value Opportunities Fund and each of the Asset Allocation Funds. Growth Fund, Growth Opportunities Fund, Inflation Plus Fund, SmallCap Growth Fund, Tax-Free National Fund and Value Opportunities Fund also offer Class L Shares.

Class R3, Class R4 and Class R5 shares (collectively, “Class R shares”), are only available to qualified 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. Currently, the following Funds offer Class R shares: Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Disciplined Equity Fund, Diversified International Fund, Dividend & Growth Fund, Equity Income Fund, Floating Rate Fund, Global Enhanced Dividend Fund, Global Research Fund, Global Growth Fund, Global Health Fund, Growth Fund, Growth Opportunities Fund, High Yield Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, MidCap Fund, Money Market Fund, Small Company Fund, SmallCap Growth Fund, Total Return Bond Fund, Value Fund, Value Opportunities Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund and the Asset Allocation Funds.

The Asset Allocation Funds each issue shares in seven classes: Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5. The Asset Allocation Funds, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund (together, the “Target Retirement Funds”) and Checks and Balances Fund are referred to as “funds of funds.” Each fund of funds is a diversified fund, and each diversifies its assets by investing, at present, in the Class Y shares of several other Hartford Mutual Funds (as identified below under sub-heading “E. Investment Objectives of the Funds of Funds,” the “Underlying Funds”).

Each Fund is offered through a separate prospectus the Fund and its classes.  This SAI relates to Class A, B, C, I, L, R3, R4, R5 and Y shares.

As of February 13, 2009, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund no longer offer Class B and Class C shares for sale to new investors or existing shareholders.

Effective May 1, 2008, unless an investor has already established an account, individuals are no longer eligible to invest in Class Y shares. Individual investors who have established an account prior to March 1, 2008 are eligible to add to their accounts. Additionally, advisor-sold donor advised fund business is not eligible for Class Y. Advisor-sold donor funds are defined as donor advised fund investments which have been in place with Hartford through an introducing broker/dealer and do not include investments placed directly with Hartford from donor advised funds.

Each Fund, except Floating Rate Fund, Global Health Fund and High Yield Municipal Bond Fund, is a diversified fund. Floating Rate Fund, Global Health Fund and High Yield Municipal Bond Fund are non-diversified funds.

Hartford Investment Financial Services, LLC (“HIFSCO”) is the investment manager and principal underwriter to each Fund. HIFSCO is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $50.5 billion in assets as of December 31, 2009. In addition, Wellington Management Company, LLP (“Wellington Management”), Hartford Investment Management Company (“Hartford Investment Management”), Kayne Anderson Rudnick Investment Management, LLC (“KAR”), Metropolitan West Capital Management, LLC (“MetWest Capital”) and SSgA Funds Management, Inc. (“SSgA FM”) are sub-advisers to certain Funds and provide the day-to-day investment management of such Funds (each a “sub-adviser” and collectively, the “sub-advisers”). Hartford Investment Management is a wholly-owned subsidiary of The Hartford.

The commencement of operations date for each Fund is indicated below:

Advisers Fund	July 22, 1996
Balanced Income Fund	July 31, 2006
Capital Appreciation Fund	July 31, 1996
Capital Appreciation II Fund	April 29, 2005
Checks and Balances Fund	May 31, 2007
Disciplined Equity Fund	April 30, 1998
Diversified International Fund	June 30, 2008
Dividend and Growth Fund	July 22, 1996
Equity Income Fund	August 28, 2003
Floating Rate Fund	April 29, 2005
Fundamental Growth Fund	May 24, 2001
Global Enhanced Dividend Fund*	November 30, 2007
Global Research Fund	March 1, 2008
Global Growth Fund	September 30, 1998
Global Health Fund	May 1, 2000
Growth Fund**	June 8, 1949
Growth Opportunities Fund**	March 31, 1963
High Yield Fund	September 30, 1998
High Yield Municipal Bond Fund	May 31, 2007
Income Fund	October 31, 2002
Inflation Plus Fund	October 31, 2002
International Growth Fund	April 30, 2001
International Opportunities Fund	July 22, 1996
International Small Company Fund	April 30, 2001
MidCap Fund	December 31, 1997
Small/Mid Cap Equity Fund	January 1, 2005
MidCap Value Fund	April 30, 2001

Money Market Fund	July 22, 1996

Select SmallCap Value Fund	July 31, 2006
Short Duration Fund	October 31, 2002
Small Company Fund	July 22, 1996
SmallCap Growth Fund**	January 4, 1988
Strategic Income Fund	May 31, 2007
Tax-Free National Fund**	March 17, 1986

Total Return Bond Fund	July 22, 1996

Value Fund	April 30, 2001
Value Opportunities Fund**	January 2, 1996
Equity Growth Allocation Fund	May 28, 2004
Growth Allocation Fund	May 28, 2004
Balanced Allocation Fund	May 28, 2004
Conservative Allocation Fund	May 28, 2004
Target Retirement 2010 Fund	September 30, 2005
Target Retirement 2015 Fund	October 31, 2008
Target Retirement 2020 Fund	September 30, 2005
Target Retirement 2025 Fund	October 31, 2008
Target Retirement 2030 Fund	September 30, 2005
Target Retirement 2035 Fund	October 31, 2008
Target Retirement 2040 Fund	October 31, 2008
Target Retirement 2045 Fund	October 31, 2008
Target Retirement 2050 Fund	October 31, 2008

* This fund is not currently available.

** Prior to their reorganization as a series of a Maryland corporation on November 30, 2001, these Funds were organized as either a Minnesota corporation or a portfolio of a Minnesota corporation, as stated above.

The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company (“Hartford Life”) and its affiliates, for other insurance companies, and for certain retirement plans. HL Investment Advisors, LLC (“HL Advisors”), an affiliate of The Hartford, is the investment adviser to that family of funds.

INVESTMENT OBJECTIVES AND POLICIES

With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under “Fundamental Restrictions of the Funds,” if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets or security characteristics is not a violation of any of such restrictions.

A.         FUNDAMENTAL RESTRICTIONS OF THE FUNDS

Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund’s outstanding voting securities.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

The investment objective and principal investment strategies of each Fund are set forth in their respective prospectuses.  Set forth below are the fundamental investment restrictions and policies applicable to each Fund followed by the principal non-fundamental restrictions and policies applicable to each Fund.

Each Fund:

1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2. (except for Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Global Health Fund, Growth Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.  Each of Equity Growth Allocation Fund, Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that the Fund may invest more than 25% of its assets in any one Underlying Fund.  Global Health Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services.  With respect to High Yield Municipal Bond Fund and Tax-Free National Fund, tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers; this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;

3. will not make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

5. will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

6. will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

In addition, under normal circumstances, Tax-Free National Fund and High Yield Municipal Bond Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax.

With respect to investment restriction number 2, in accordance with each fund of funds’ investment program as set forth in the prospectus, a fund of funds may invest more than 25% of its assets in any one Underlying Fund.  Each fund of funds treats the assets of the Underlying Funds in which it invests as its own for purposes of this restriction.  Each of the Underlying Funds, except for Global Health Fund, will not concentrate more than 25% of its total assets in any one industry.

Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the funds of funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a fund of funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above.  The investment restrictions of each Underlying Fund are set forth in this SAI.

For each Fund, and except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

B.          NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

Each Fund may not:

1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and SAI, as they may be amended from time to time, and applicable law.

2. Purchase securities on margin except as to the extent permitted by applicable law.

3. With the exception of Floating Rate Fund, purchase securities while outstanding borrowings exceed 5% of a Fund’s total assets, except where the borrowing is for temporary or emergency purposes.  Reverse repurchase agreements, dollar rolls, securities lending, other investments or transactions (or short sales in the case of Global Enhanced Dividend Fund) described in the Fund’s registration statement are not deemed to be borrowings for purposes of this restriction.

4. With the exception of Global Enhanced Dividend Fund, make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.

5. Except for Inflation Plus Fund and Money Market Fund, invest more than 15% of the Fund’s net assets in illiquid securities (10% for Inflation Plus Fund and Money Market Fund).

For each Fund, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of the foregoing restrictions.

C.          NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

Each Fund must:

1. Maintain its assets so that, at the close of each quarter of its taxable year,

(a)         at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans) limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer,

(b)        no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.

D.         CLASSIFICATION

Each Fund, except Floating Rate Fund, Global Health Fund and High Yield Municipal Bond Fund, has elected to be classified as a diversified series of an open-end management investment company.  As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer.  Floating Rate Fund, Global Health Fund and High Yield

Municipal Bond Fund each has elected to be classified as a non-diversified series of an open-end management investment company.

A non-diversified fund, such as Floating Rate Fund, Global Health Fund and High Yield Municipal Bond Fund, is not required to comply with the diversification rules of the 1940 Act.  Because a non-diversified fund may invest in securities or loans of relatively few issuers or borrowers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.

A fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

E.          INVESTMENT OBJECTIVES OF THE FUNDS OF FUNDS

The funds of funds are professionally managed funds which allocate their assets in a combination of other Hartford Mutual Funds: domestic and international funds and fixed income funds (“Underlying Funds”), as well as certain exchange-traded funds (“ETFs”).  Any Hartford Mutual Fund may serve as an Underlying Fund.  The funds of funds differ primarily due to their asset allocation among these fund types.

The investment objectives of the funds of funds are as follows:

CHECKS AND BALANCES FUND: the Fund seeks long-term capital appreciation and income.  The Fund seeks its goal through investment in a combination of three Underlying Funds: Capital Appreciation Fund, Dividend and Growth Fund and Total Return Bond Fund.  HIFSCO makes equal allocations (one-third each) of its assets to each Underlying Fund.  The fund’s assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.  The fund may add to or change the Underlying Funds in which the fund invests without the approval of shareholders.

EQUITY GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation.  The Fund seeks its goal through investment in a combination of domestic and international equity Underlying Funds.

GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation.  The Fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income Underlying Funds.

BALANCED ALLOCATION FUND: the Fund seeks long-term capital appreciation and income.  The Fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income Underlying Funds.

CONSERVATIVE ALLOCATION FUND: the Fund seeks current income and long-term capital appreciation.  The Fund seeks its goal through investment in a combination of Underlying Funds, primarily made up of fixed income Underlying Funds, and generally with a smaller allocation to equity Underlying Funds.

TARGET RETIREMENT 2010 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.  The fund seeks its goal through investment in a combination of equity and fixed income Underlying Funds, with an increasing allocation to fixed income securities and fixed income funds as the Fund approaches its target year of 2010.

TARGET RETIREMENT 2015 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.  The fund seeks its goal through investment in a combination of equity and fixed income Underlying Funds, with an increasing allocation to fixed income securities and fixed income funds as the Fund approaches its target year of 2015.

TARGET RETIREMENT 2020 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.  The fund seeks its goal through investment in a combination of equity and fixed income Underlying Funds, with an increasing allocation to fixed income securities and fixed income funds as the Fund approaches its target year of 2020.

TARGET RETIREMENT 2025 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.  The fund seeks its goal through investment in a combination of equity and fixed income Underlying Funds, with an increasing allocation to fixed income securities and fixed income funds as the Fund approaches its target year of 2025.

TARGET RETIREMENT 2030 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.  The fund seeks its goal through investment in a combination of equity and fixed income Underlying Funds, with an increasing allocation to fixed income securities and fixed income funds as the Fund approaches its target year of 2030.

TARGET RETIREMENT 2035 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.  The fund seeks its goal through investment in a combination of equity and fixed income Underlying Funds, with an increasing allocation to fixed income securities and fixed income funds as the Fund approaches its target year of 2035.

TARGET RETIREMENT 2040 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.  The fund seeks its goal through investment in a combination of equity and fixed income Underlying Funds, with an increasing allocation to fixed income securities and fixed income funds as the Fund approaches its target year of 2040.

TARGET RETIREMENT 2045 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.  The fund seeks its goal through investment in a combination of equity and fixed income Underlying Funds, with an increasing allocation to fixed income securities and fixed income funds as the Fund approaches its target year of 2045.

TARGET RETIREMENT 2050 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.  The fund seeks its goal through investment in a combination of equity and fixed income Underlying Funds, with an increasing allocation to f fixed income securities and fixed income funds as the Fund approaches its target year of 2050.

Each fund of funds’ investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds and ETFs in which it invests.  Because each fund of funds invests in the Underlying Funds, investors in each will be affected by the Underlying Funds’ investment strategies in proportion to the amount of assets the fund of funds allocates to the Underlying Fund pursuing such strategies.  The investment objectives and principal investment strategies of the Underlying Funds are described in each Underlying Fund’s prospectus.  To request a copy of a prospectus, contact The Hartford Mutual Funds at 1-888-843-7824.

From time-to-time, each fund of funds may invest a portion of its assets directly, rather than through an Underlying Fund, in equity and debt securities and other instruments, including ETFs.  To the extent a fund of funds invests directly in such instruments, the fund of funds will be directly exposed to the risk associated with such instruments.

Hartford Investment Management allocates the assets of each of the Asset Allocation Funds and Target Retirement Funds among the Underlying Funds and ETFs based upon a number of factors, including Hartford Investment Management’s asset allocation strategies and the investment performance of each Underlying Fund and ETF.  In making investment decisions for the Asset Allocation Funds and Target Retirement Funds, Hartford Investment Management will consider, among other factors, internally generated research.  Because certain Underlying Funds are more profitable to The Hartford than others, Hartford Investment Management may have an incentive to allocate more of any such fund of funds’ assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds.  Hartford Investment Management does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Asset Allocation Funds or Target Retirement Funds.

F.          MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies for each Fund are discussed in each Fund’s prospectus.  As stated above, because each fund of funds invests in the Underlying Funds, investors in each fund of funds will be affected by the Underlying Funds’ investment strategies in direct proportion to the amount of assets each fund of funds allocates to the Underlying Fund pursuing such strategies.  Accordingly, each fund of funds is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.  A further description of certain investment strategies used by various Funds (or by the Underlying Funds in the case of a fund of funds) is set forth below.  The percentage limits described in the sections below are based on market value and are determined as of the time securities or bank loans are purchased.  If the percentage limitations herein are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the limitations herein.

For purposes of this sub-heading F only, the term “Funds” is defined as each of the Funds (except the funds of funds) listed on the front cover page, which includes the Underlying Funds in which the funds of funds may invest.

Certain descriptions in the prospectuses of the Funds and in this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument which the Funds may purchase are meant to describe the spectrum of investments that a Fund’s sub-adviser, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies and restrictions.  The sub-adviser, in its discretion, may employ such practice, technique or instrument for one or more Funds, but not for all Funds for which it serves as sub-adviser.  It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

LIQUIDATION OF FUNDS  The Board of Directors may determine to close and liquidate a Fund at any time.  In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the fund.  A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS  Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.  The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  HISFCO and the sub-advisers will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to Money Market Fund, which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by an applicable sub-adviser, subject to the overall supervision of HIFSCO.  These Funds may invest up to 100% of their total assets in cash or money market instruments only for temporary defensive purposes.

Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.  Each Fund may also invest in Money Market Fund, an affiliated money market fund, which invests in such money market instruments, as permitted by regulations adopted under the 1940 Act.

REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price.  It may also be viewed as the loan of money by a Fund to the seller.  The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

Each Fund is permitted to enter into fully collateralized repurchase agreements.  Each Company’s board of directors has delegated to the sub-advisers the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.

The sub-advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest.  If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.  In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan.  If a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor.  As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.  Repurchase agreements are subject to risk that the value of collateral may be inadequate in the event that the borrower defaults.

REVERSE REPURCHASE AGREEMENTS Each Fund may also enter into reverse repurchase agreements.  Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price.  Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price.  A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund.  Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund’s net asset value.

INFLATION-PROTECTED DEBT SECURITIES Each Fund may invest in inflation-protected debt securities.  Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security.  Most other issuers pay out the inflation accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation.  However, the current market value of the securities is not guaranteed, and will fluctuate.  The Funds may also invest in other inflation related securities, which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

FIXED INCOME SECURITIES Each Fund is permitted to invest in fixed income securities including, but not limited to: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities, (4) mortgage-related securities, including collateralized mortgage obligations (“CMO’s”), (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers, (6) commercial mortgage-backed securities and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

Recent Market Events.  Throughout 2008, the market for mortgage-related securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity.  Markets for other asset-backed securities have also been affected.  These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously.  As discussed in more detail below, these events may have an adverse effect on the Funds to the extent they invest in mortgage-related or other fixed income securities or instruments affected by the volatility in the fixed income markets.

The fixed income markets have recently experienced a period of extreme volatility which has negatively impacted market liquidity conditions.  Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-related securities market.  However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors.  As a result,  fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default.  Securities that are less liquid are more difficult to value and may be hard to dispose of.  Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate,  mortgage and credit markets particularly affected.  During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline.  These events and the continuing market upheavals may have an adverse effect on the Funds.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.  FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.  On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship.  First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock.  Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop.  Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC.  Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.  The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.  The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.  FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship.  However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act.  Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.  In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer.  Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.  Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent.  Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.  The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent.  The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.  The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

INVESTMENT GRADE DEBT SECURITIES Money Market Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act.  Each of the other Funds is permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), “AAA”, “AA”, “A” or “BBB” by Standard and Poor’s Corporation (“S&P”) or “AAA”, “AA”, “A” or “BBB” by Fitch, Inc. (“Fitch”)) (or, if unrated, securities of comparable quality as determined by the applicable sub-adviser) (for more information regarding credit ratings see Appendix A).  These securities are generally referred to as “investment grade securities.” Each rating category has within it different gradations or sub-categories.  If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.  If a security is downgraded to a rating category which does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.  Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch), and unrated securities of comparable quality (as determined by a sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics.  To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.

HIGH YIELD-HIGH RISK DEBT SECURITIES AND BANK LOANS Any security or loan rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch is below investment grade.  Securities and loans which are unrated but determined by a sub-adviser to be of comparable quality will also be considered below investment grade.  Total Return Bond Fund is permitted to invest up to 20% of its total assets in securities or bank loans rated below investment grade.  High Yield Municipal Bond Fund and Tax-Free National Fund are permitted to invest up to 100% and 35%, respectively, of their total assets in fixed income securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or of comparable quality if not rated.  Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Strategic Income Fund are permitted to invest up to 100%, 100%, 35%, 20% and 100%, respectively, of their total assets (net assets in the case of Inflation Plus Fund) in fixed income securities and bank loans rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch or of comparable quality if not rated.  Short Duration Fund is permitted to invest 20% of its total assets in below-investment grade securities.  Each of the other Funds, except Floating Rate Fund, High Yield Fund, Money Market Fund, Short Duration Fund, Small/Mid Cap Equity Fund and Strategic Income Fund, is permitted to invest up to 5% of its total assets in fixed income securities rated as low as “C” by Moody’s, “CC” by S&P or “CC” by Fitch or of comparable quality if not rated.  Floating Rate Fund, High Yield Fund and Strategic Income Fund are permitted to invest up to 100% of their total assets in debt obligations that are in payment default or are rated “C” by Moody’s, “D” by S&P or “D” by Fitch or are unrated (or ratings have been withdrawn).  Income Fund may invest up to 10% of its assets in issues purchased as defaulted securities.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt” as the case may be.  Each rating category has within it different gradations or sub-categories.  For instance the “Ba” rating for Moody’s includes “Ba3”, “Ba2” and “Ba1”.  Likewise the S&P and Fitch rating category of “BB” includes “BB+”, “BB” and “BB-”.  In the municipal market, the term “high yield” may often refer to low investment grade and “high yield-high risk debt securities” (as previously defined).  If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.  Descriptions of the debt securities and bank loans ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI.  These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities and bank loans in higher rating categories.  Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative.  These securities and bank loans are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities and bank loans held by a Fund with a commensurate effect on the value of a Fund’s shares.  If a security or bank loan is downgraded to a rating category which does not qualify for investment, the applicable sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

BANK LOANS AND LOAN PARTICIPATIONS Floating Rate Fund and Strategic Income Fund may invest up to 100% of their total assets, Floating Rate Fund will, under normal circumstances, invest at least 80% of its total assets and High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund may invest up to 15% of their total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  From time to time, all other Funds may invest in bank loans or participation interests in variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities, but not as part of their principal investment strategy.  Loans are subject to the credit risk of nonpayment of principal or interest.  Substantial increases in interest rates may cause an increase in loan defaults.  Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.  Moreover, these Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans.  Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.  Many loans are relatively illiquid and may be difficult to value.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks to Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund.  For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund or Total Return Bond Fund could be held liable as co-lenders.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower.  If interest were required to be refunded, it could negatively affect fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund bear a substantial risk of losing the entire amount invested.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund’s investments, and revolving credit facilities, which would require these Funds to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness.  However, if assets held by the agent bank for the benefit of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund or Total Return Bond Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund will acquire loan participations only if the lender inter-positioned between a Fund and the borrower is determined by the Fund’s sub-adviser to be creditworthy.  Loan participations typically will result in Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund having a contractual relationship only with the lender that sold the participation, not with the borrower.  Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation.  As a result, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund’s investments in loan participations and bank loans may be subject to a Fund’s limitations on investments in illiquid investments and, to the extent applicable, its limitations on investments in securities or bank loans rated below investment grade.  Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may have difficulty disposing of loan participations and bank loans.  In certain cases, the market for such investments is not highly liquid, and therefore Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund anticipate that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments.  This will also have an adverse impact on Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund’s ability to dispose of particular loan participations or bank loans when necessary to meet redemption of such Fund shares, to meet such Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.  The lack of a highly liquid secondary market for loan participations and bank loans also may make it more difficult for Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund to value these investments for purposes of calculating their respective net asset value.

FLOATING RATE LOANS Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may invest in interests in floating rate loans.  Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower.  These Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans.  The proceeds of floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.  Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.  Floating rate loans typically have rates of interest which are reset or redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread.  These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.  Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan.  Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.  Some floating rate loans may have the benefit of a LIBOR floor which could be advantageous as the borrower is required to pay interest at a rate that is the higher of (1) LIBOR plus the contract spread; or (2) a fixed rate plus the contract spread.  These loans are in demand and are generally more liquid than non-LIBOR floor loans

Many loans in which Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange.  The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange listed securities.  In evaluating the creditworthiness of Borrowers, Hartford Investment Management considers, and may rely in part, on analyses performed by others.  In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality.  Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”.  Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations.  Hartford Investment Management does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal.  The floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans.  Such non-payment would result in a reduction of income to Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund or Total Return Bond Fund, a reduction in the value of the investment and a potential decrease in the net asset value of any of these Funds.  With respect to senior-secured floating rate loans, there can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  In the event of bankruptcy of a Borrower, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus

Fund, Strategic Income Fund and Total Return Bond Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan.  To the extent that a floating rate loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower.  Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower.  If interest were required to be refunded, it could negatively affect Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund’s performance.

When Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund invest in loans and securities, each of these Funds is subject to interest rate risk.  When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline.  Although each of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund’s net asset value will vary, HIMCO expects the Fund’s policy of acquiring floating rate loans to minimize fluctuations in net asset value as a result of changes in market interest rates.  However, because rates on floating rate loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in such Fund’s net asset value.  Similarly, a sudden and significant increase in market interest rates may cause a decline in Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund’s net asset value.

Although the volume of floating rate loans has increased in recent years, demand for loans has also grown.  An increase in demand may benefit Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund by providing increased liquidity for loans but may also adversely affect the rate of interest payable on loans acquired by these Funds and the availability of loans acquired in the primary market, as well as increase the price of loans in the secondary market.

Prepayment Risks.  Most floating rate loans and certain debt securities allow for prepayment of principal without penalty.  Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.  In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes.  Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.  Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited.  Loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

Market Risks.  Significant events, such as the recent turmoil in the financial and credit markets, the events of September 11, 2001, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets.  Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations.  Rating downgrades of holdings or their issuers will generally reduce the value of such holdings.  Each of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund is also subject to income risk, which is the potential for a decline in a Fund’s income due to falling interest rates or market reductions in spread.

The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the loan and securities markets.  Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund cannot predict the effects of similar events in the future on the U.S. economy.  These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.  A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.  In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities so that these events and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.

Material Non-Public Information.  Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer.  Because of prohibitions on trading in securities of issuers while in possession of such information, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

Regulatory Risk.  To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of floating rate loans for investment may be adversely affected.  In addition, such legislation could depress the market value of floating rate loans.

MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations.  These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.  When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund’s shares.

The value of these securities may be significantly affected by interest rates, the market’s perception of the issuers and the creditworthiness of the parties involved.  These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid.  The yield characteristics of the mortgage securities differ from those of traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time.  The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates.  If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.  Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.  Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.  Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity.  As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages.  When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities.  For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations.  Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools.  Investors typically receive payments out of the interest and principal on the underlying mortgages.  The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.  CMOs involve special risk and evaluating them requires special knowledge.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity.  As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced.  These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates.  Interest-only (“IO”) and principal-only (“PO”) classes are examples of this.  IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets.  If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced.  In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent.  Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets.  PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.  Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances.  Inverse floating rate CMO classes also may be extremely volatile.  These classes pay interest at a rate that decreases when a specified index of market rates increases.

If the Funds purchase mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, a Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

ASSET-BACKED SECURITIES Each Fund may invest in asset-backed securities.  Tax exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of the Tax-Free Funds’ investments.  The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities.  The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables.  These Funds may invest in these and other types of asset-backed securities that may be developed in the future.  These securities may be subject to the risk of prepayment or default.  Not all asset-backed securities have the benefit of a security interest in the underlying asset.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due.  The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  If the Funds purchase asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, a Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.

STRUCTURED NOTES These notes differ from other types of debt securities in several respects.  The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index.  A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases.  Similarly, its value may increase or decrease if the value of the reference instrument decreases.  Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).  For discussion regarding the ability of the Funds to invest in other types of structured notes, please see Other Derivatives and Structured Investments, below.

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates.  Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity.  The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases.  Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

MUNICIPAL SECURITIES High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund, Tax-Free National Fund and Total Return Bond Fund may invest in municipal securities.  Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works.  Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses.  Certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.  In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams.  Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation but may include securities which pay interest income subject to the alternative minimum tax.  Certain types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds.  General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source.  The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility.  Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment.  The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any).  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix A).

The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate.  It should be emphasized, however, that ratings are general, not absolute, standards of quality.  Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

As a fundamental policy, Tax-Free National Fund will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.  As to utility companies, gas, electric, water and telephone companies will be considered as separate industries.  For this purpose, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this requirement or the 5% diversification requirement under the 1940 Act.  These refunded municipal bonds will however be counted toward the policy that Tax-Free National Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.  For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes.

Securities in which High Yield Municipal Bond Fund and Tax-Free National Fund may invest, including municipal securities, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  There is also the possibility that, as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest on and principal of their municipal securities may be materially affected.

For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security.  If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security.  If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer.  Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer.  Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer.  If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors.  In the latter months of 2008 that municipal bond market has been subject to greater volatility than it has historically experienced.  Liquidity in the municipal bond market (the ability to buy and sell bonds readily) has been reduced, as it has been in other fixed-income markets, in response to overall economic conditions and credit tightening.  During times of reduced market liquidity, such as at the present, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund’s books.

OTHER CAPITAL SECURITIES The Funds may invest in other capital securities, and Strategic Income Fund may invest up to 15% of its assets in other capital securities.  Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure.  The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity.  There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default.  But it should be noted that in an event of default the securities would typically be expected to rank senior to common equity.  The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

INVERSE FLOATERS High Yield Municipal Bond Fund, Income Fund, Money Market Fund, Strategic Income Fund and Tax-Free National Fund may invest in inverse floaters.  Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates.  Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security.  A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated.

High Yield Municipal Bond Fund may invest up to 15% of its total assets in a type of inverse floater (a municipal inverse floater) which is created when the fund exchanges a municipal bond it owns with a trust and receives the inverse floater.  In this type of municipal inverse floater, the Fund generally reserves the right to “unwind” the transaction—i.e., return the municipal inverse floater and receive back the original bond.  Municipal inverse floaters may also be created by municipal or other issuers directly.  The holder of a municipal inverse floater generally bears substantially all of the downside investment risk associated with the underlying bond, and typically also is the potential beneficiary of any appreciation of the underlying bond’s value.  Generally, this type of transaction enables High Yield Municipal Bond Fund to gain the same level of economic exposure to the underlying bond without expending the purchase price of that underlying bond.  This expenditure differential (between the purchase price of the underlying bond and the purchase price of the inverse floater) is available to High Yield Municipal Bond Fund to invest in accordance with such Fund’s investment policies.

Inverse floaters may, as short-term interest rates rise, produce less current income.  Inverse floaters may have a price volatility which is greater than a traditional security of the same amount.  Inverse floaters may produce more current income as interest rates fall.  Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

EQUITY SECURITIES Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.  Money Market Fund and Tax-Free National Fund may not invest in equity securities.  Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund have a limited ability to invest in certain types of equity securities as described below.  All other Funds (except those Funds described in the two immediately preceding sentences) may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder.  Floating Rate Fund, High Yield Fund, Income Fund and Total Return Bond Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities or debt securities or loans.  While the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund will not make direct purchases of common stock, from time to time these funds may hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an insurer’s securities held by a fund.  Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

INITIAL PUBLIC OFFERINGS The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile.  The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value.  As a Fund’s asset base increases, IPOs often have a diminished effect on such Fund’s performance.

SMALL CAPITALIZATION SECURITIES Each Fund, except Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund and Tax-Free National Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations.  Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees.  As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies.  Small capitalization securities may be more likely to be offered in initial public offerings.  Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

FOREIGN ISSUERS AND BORROWERS AND NON-DOLLAR SECURITIES AND LOANS Foreign issuers and borrowers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States.  Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.  Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Many of the Funds are permitted to invest a portion of their assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).  ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank.  ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars.  GDRs are certificates issued globally and evidence a similar ownership arrangement.  GDRs are traded on foreign securities exchanges and are denominated in foreign currencies.  The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities.  When selecting securities of foreign issuers and non-dollar securities, the applicable sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

Funds that are permitted to invest in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index.  Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock.  LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined.  Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption.  A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

Inflation Plus Fund may invest up to 35% of its net assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans.  Capital Appreciation Fund and Capital Appreciation Fund II may each invest up to 35% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans.  Income Fund may invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans.  Growth Opportunities Fund and Value Opportunities Fund may each invest up to 25% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans.  Advisers Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Growth Fund, High Yield Municipal Bond Fund, MidCap Fund, MidCap Value Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Small/Mid Cap Equity Fund and Value Fund may each invest up to 20% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans.  High Yield Fund and Total Return Bond Fund may each invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, neither High Yield Fund nor Total Return Bond Fund may invest more than 10% of its total assets in non-dollar securities and loans.  Floating Rate Fund and Short Duration Fund may each invest up to 25% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, Floating Rate Fund may not invest more than 10% of its total assets in non-dollar securities and loans.  Money Market Fund may invest up to 100% of its total assets (provided such assets are U.S. dollar denominated) in the securities of foreign issuers.  Diversified International Fund, Global Enhanced Dividend Fund, Global Research Fund, Global Growth Fund, Global Health Fund, International Growth Fund, International Opportunities Fund and International Small Company Fund each may invest 100% of their total assets in the securities of foreign issuers and non-dollar securities.  Strategic Income Fund may invest up to 100% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans.  The Balanced Income Fund may invest up to 25% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; the fixed income portion of the Fund may invest without limit in U.S. dollar-denominated securities and loans of foreign issuers or borrowers.  High Yield Municipal Bond Fund and Tax-Free National Fund may invest in tax-exempt bonds issued by Native American entities, but, not as part of their principal investment strategy.

Under normal market conditions, Diversified International, International Growth Fund, International Opportunities Fund and International Small Company Fund each invest in a number of different countries throughout the world; however there are no limits on the amount of each Fund’s assets that may be invested in each country.  Global Enhanced Dividend Fund, Global Research Fund, Global Growth Fund and Global Health Fund each invest in a number of different countries throughout the world, one of which may be the United States; however, each Fund has no limit on the amount of assets that must be invested in each country.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers.  Less information may be available about foreign issuers and borrowers compared with U.S. issuers and borrowers.  For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers.  In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations.  Costs are also incurred in connection with conversions between various currencies.

Investing in foreign government debt securities and loans exposes a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities.  The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country.  Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment.  Some of these countries are also characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the IMF, the World Bank and other international agencies.

From time to time, International Small Company Fund may invest up to 15% of its total assets, Income Fund may invest up to 20% of its total assets, each of Global Enhanced Dividend Fund, Global Growth Fund, Global Health Fund, International Growth Fund and International Opportunities Fund may invest up to 25% of its total assets, each of High Yield Fund and Total Return Bond Fund may invest up to 30% of its total assets and Capital Appreciation Fund and Capital Appreciation II Fund may invest up to 35% of its total assets in securities of issuers located in countries with emerging economies or securities markets.  Each of Diversified International Fund, Global Research Fund and Strategic Income Fund may invest up to 100% of its total assets in loans and securities of issuers located in countries with emerging economies or securities markets.  Short Duration may invest up to 5% of its total assets in dollar-denominated securities of issuers located in countries with emerging economies or securities.  From time to time, all other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund, Money Market Fund and Tax-Free National Fund, may invest in emerging markets, but not as a part of their principal investment strategy.  Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities.  Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

Foreign securities are subject to other additional risks.  For example, foreign investments may be more difficult to sell than U.S. investments.  Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.  There may also be difficulty in invoking legal protections across borders.  In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign Borrowers or issuers in countries with developed securities markets and more advanced regulatory systems.  The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks.  In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States.  Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars.  For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges.  Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars.  These loans and securities are not subject to all of the risks of foreign investing.  For example, foreign trading markets or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.

Some of the foreign loans and securities in which Floating Rate Fund and Strategic Income Fund invest will be denominated in foreign currency.  Changes in foreign currency exchange rates will affect the value of loans and securities denominated or quoted in foreign currencies.  Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the fund’s assets.  However, Floating Rate Fund and Strategic Income Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

Funds investing in countries with emerging economies or securities markts may invest a portion of its assets in securities issued by companies located in Nigeria, Croatia, Russia and other countries with recently developed markets and market structures.  Because of the recent formation of these securities markets as well as the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks.  Ownership of shares is defined according to entries in a company’s share register and normally evidenced by extracts from the register.  These extracts are not negotiable instruments and are not effective evidence of securities ownership.  The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity.  Also, there is no central registration system for shareholders and it is possible for a fund to lose its registration through fraud, negligence or mere oversight.  While the funds will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interest.  In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.  In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange.  However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.

CURRENCY TRANSACTIONS Each Fund, except Money Market Fund, Short Duration Fund and Tax-Free National Fund, may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and for other investment purposes.  Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter (“OTC”) currency futures contracts and options thereon and exchange listed and OTC options on currencies.

Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies.  See “Swap Agreements.”

The use of currency transactions to protect the value of a Fund’s assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund’s underlying securities.  Further, the Funds may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund.  A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.

A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received.  Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security.  Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds’ value.  Such a hedge, sometimes referred to as a “position hedge,” would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors.  A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another.  This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency.  This type of strategy, sometimes known as a “currency cross trade,” may be used to reduce exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another.  Currency cross trades protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.  Currency cross trades may also be used to express a directional view of one currency relative to another for the purpose of performance generation

Successful use of currency management strategies will depend on the sub-adviser’s skill in analyzing currency value.  Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the sub-adviser anticipates.  For example, if a currency’s value rose at a time when the sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation.  If the sub-adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security portion if the two currencies do not move in tandem.  Similarly, if the sub-adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss.  There is no assurance that the sub-adviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates, and for other investment purposes.  See “Options and Futures Contracts” for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, for other investment purposes, each Fund, except Money Market Fund, may employ certain hedging, return enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments.  Each Fund, except Money Market Fund, may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements.  A Fund’s ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund.  This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities they hold or intend to purchase.  For example, if a Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency.  Similarly, if a Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

Aggregates are composites of equity or debt securities that are not tied to a commonly known index.  An index is a measure of the value of a group of securities or other interests.  An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities.  A Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations.  The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Funds may write or purchase put and call swap options.  A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

A Fund may only write covered options.  See “Asset Coverage” below.

A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument.  An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each Fund (except Money Market Fund) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

A Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts.  For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund’s non-dollar securities holdings.  In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs.  When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction.  Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

A Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire.  Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts.  Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index.  The volume, breadth, efficiency and other attributes may be limited.  A Fund’s use of these kind of futures contracts will depend to a large degree on how this market develops.

The Funds may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk.  A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency.  A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities.  A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the Fund’s investment objectives and policies.

Options on indices are settled in cash, not in delivery of securities.  The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

The Companies, on behalf of the Funds, have filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operation.  Accordingly, the Funds are not subject to registration or regulation as a CPO.

Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under “Currency Transactions”) would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed.  Such risks include: (1) dependence on the ability of a sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets, (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover, (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund’s ability to establish or close out a position, (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund’s assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a “regulated investment company” for tax purposes.  In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, a Fund may have been in a better position had it not used such a strategy.

SWAP AGREEMENTS The Funds (except as noted below) may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by these Funds, or as a substitute for the purchase or sale of loans, securities or currencies.  Each Fund, except Money Market Fund, may enter into currency swaps (except Short Duration Fund and Tax-Free National Fund), interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors and credit derivatives and options thereon.  In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time.  If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well.  Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

Each Fund may enter into event linked swaps, including credit default swaps.  The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names.  The transactions are documented through swap documents.  A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events.  The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.  A Fund will generally not buy protection on issuers that are not currently held by such Fund.  However, each Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap.  Also see Other Derivatives and Structured Investments, below.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another.  For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund’s exposure to rising interest rates.  Another example would be for a Fund to exchange interest payments for inflation-linked payments.  Caps and floors have an effect similar to buying or writing options.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

The Funds usually enter into swaps on a net basis.  The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess.  If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund’s obligations under each such swap.  The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the applicable sub-adviser to be creditworthy.  If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor.

The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps.  There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the applicable sub-adviser, as appropriate, believes are advantageous to such Fund.  In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased.  Swaps, caps, collars and floors are considered by the SEC to be illiquid.

The Funds may use interest rate swaps for risk management purposes and not as a speculative investment.  The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund’s portfolio securities and depends on the applicable sub-adviser’s ability to predict correctly the direction and degree of movements in interest rates.  Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the applicable sub-adviser’s judgment about the direction or extent of the movement in interest rates is incorrect, a Fund’s overall performance would be worse than if it had not entered into any such transactions.  For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

The Funds may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations.  Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge and portfolio management constraints on securities and loans subject to such transactions.  The potential loss on derivative instruments may be substantial relative to the initial investment therein.  In addition, the Funds may lose the entire premium paid for purchased options that expire before they can be profitably exercised.  The Funds incur transaction costs in opening and closing positions in derivative instruments.  There can be no assurance that the use of derivative instruments will be advantageous.

ASSET SWAPS Advisers Fund, Global Enhanced Dividend Fund and Income Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund.  An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors.  With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap.  The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer.  Counterparty risk, as described under “Swap Agreements,” is the primary risk of asset swaps.

ILLIQUID INVESTMENTS Each Fund is permitted to invest in illiquid securities or other illiquid investments.  A Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for each of Inflation Plus Fund and Money Market Fund) would consist of such securities or investments.  Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund’s net asset value.  A Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid.  A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid.  Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.  In addition, issuers of restricted securities may not be subject to the disclosure requirements and other investor protection requirements that would be applicable if their securities were publicly traded.  Each Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s board of directors.

Under current interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and (4) any other securities or investments in which a Fund may invest that are not readily marketable.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis.  When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if a sub-adviser deems it advisable.  Distributions attributable to any gains realized on such a sale would be taxable to shareholders.  At the time a Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund.  At the time of delivery of the securities, the value may be more or less than the purchase price.  Floating Rate Fund may purchase or sell undrawn or delayed draw loans.

DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, Advisers Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund Tax-Free National Fund, and Total Return Bond Fund may enter into “dollar rolls” in which such Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date.  The Funds give up the right to receive principal and interest paid on the securities sold.  However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received.  Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls.  The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a sub-adviser, as appropriate, to predict interest rates correctly.  There is no assurance that dollar rolls can be successfully employed.  In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of a Fund’s assets that are subject to market risk to an amount that is greater than such Fund’s net asset value, which could result in increased volatility of the price of such Fund’s shares.  Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted.  Also, the value of the underlying security may change adversely before a Fund is able to purchase them, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market.  Further, because the counterparty may deliver a similar, not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

OTHER INVESTMENT COMPANIES Other than the funds of funds, each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts (“HOLDRs”), but not as part of its principal investment strategy.  The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) and ETFs as part of their principal investment strategy.  Securities in certain countries are currently accessible to the funds only through such investments.  The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund’s investments in investment companies may include various ETFs, subject to the fund’s investment objective, policies, and strategies as described in the prospectus.  ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange.  ETFs are priced continuously and trade throughout the day.  ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or may be actively managed.

ETFs can experience many of the same risks associated with individual stocks.  ETFs are subject to market risk where the market as a whole, or that specific sector, may decline.  ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject.  ETFs may trade at a discount to the aggregate value of the underlying securities.  The underlying securities in an ETF may not follow the price movements of an entire industry or sector.  Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.  Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund’s total assets would be invested in any one such investment company.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund.  The Funds may rely on these exemptive orders to invest in ETFs.

REITS Each Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs are also subject to interest rate risks.

LENDING PORTFOLIO SECURITIES  Subject to its investment restrictions set forth under “Investment Objectives and Policies”, from time to time and subject to the Board’s approval, each Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income.  From time to time the Board or the Fund’s adviser may determine that the Fund should not engage in securities lending.  If a security is on loan, under the lending agreement, a borrower is required to deposit cash or liquid securities as collateral that will be at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of each respective Fund by each Fund’s lending agent pursuant to collateral investment guidelines approved by the board of directors.  A Fund does not have the right to receive dividends in respect of loaned securities, but the borrower is required to pay the respective Fund any dividends or distributions accruing on the loaned securities.  A Fund also does not have the right to vote proxies for securities on loan, but the Fund may recall the loaned securities in order to vote the proxies.  Specific securities may be restricted from lending pursuant to Board-approved guidelines, which define circumstances that may have a material effect on the Fund’s investment and then restrict the security from lending (or require the security to be recalled from lending) so that the Fund’s sub-adviser can vote proxies with respect to that security.  The Fund’s right to recall the loaned securities for purposes of voting proxies may not be exercised.  For example, the Board-approved guidelines may not require the security to be restricted from lending or recalled for purposes of proxy voting; or it may be determined that it is in the best interests of the Fund not to restrict or recall the security in order to earn additional income on the loan.  For information about additional instances in which each Fund’s sub-adviser may not vote proxies, see “Proxy Voting Policies and Procedures.”

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions, and the risk that any efforts to recall the securities for purposes of voting may not be effective.

ASSET COVERAGE To the extent required by SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or (2) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund’s books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets.  As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

BORROWING Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.” The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

OTHER DERIVATIVES AND STRUCTURED INVESTMENTS Capital Appreciation Fund, Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may enter into total return swaps and credit default swaps as well as instruments that have a greater or lesser credit risk than the security or loan underlying that instrument.  If these strategies do not work as intended, Capital Appreciation Fund, Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may not achieve their goal.

Capital Appreciation Fund, Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may obtain exposure to fixed and floating rate bonds and loans and baskets of fixed and floating rate bonds and loans through the use of derivative instruments.  Such derivative instruments have recently become increasingly available.  Hartford Investment Management reserves the right to utilize these instruments and similar instruments that may be available in the future.  For example, Capital Appreciation Fund, Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may invest in derivative instruments known as the Dow Jones CDX (“CDX”) or other similarly structured products in funded or unfunded form.  CDXs are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans.  The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry.  While investing in CDXs will increase the universe of bonds and loans to which Capital Appreciation Fund, Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments.  The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets.  Investment in CDXs involves many of the risks associated with investments in derivative instruments discussed generally above.  See Swap Agreements.

The Funds (other than Money Market Fund) may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification.  A CLN is a derivative instrument.  It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation).  In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

The Funds (other than Money Market Fund) may also invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected debt obligations or debt or equity securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds.  Structured instruments may be issued by corporations, including banks, as well as by governmental agencies.  Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances.  The terms of such structured investments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding.  As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured notes may be determined by the application of a multiplier to the performance or differential performance of the referenced index(es) or other asset(s).  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Funds (other than Money Market Fund) may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of a Fund’s portfolio.  While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks.  Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile.  In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero.  Structured instruments also may involve significant credit risk and risk of default by the counterparty.  Although structured instruments are not necessarily illiquid, the Funds believe that currently most structured instruments are illiquid.  Like other sophisticated strategies, a Fund’s use of structured instruments may not work as intended.  If the value of the embedded index changes in a manner other than that expected by the Funds, principal and/or interest payments received on the structured instrument may be substantially less than expected.  Also, if a Fund uses structured instruments to reduce the duration of a Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

Checks and Balances Fund, High Yield Municipal Bond Fund, Income Fund, Strategic Income Fund and Total Return Bond Fund may invest in “event-linked bonds.” Event-linked bonds result in gains or losses that usually are contingent upon, or formulaically related to, defined triggers.  Some examples of triggers are hurricanes, earthquakes, weather-related events, or statistics relating to such events.  Event-linked bonds may also be referred to as “catastrophe bonds”.  If a trigger occurs, a fund may lose a portion or its entire principal invested in the bond.  Event-linked bonds may provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred.  Such extension may increase volatility.  Event-lined bonds may also expose a fund to other unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

The Funds (other than Money Market Fund) may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured.  These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps.  Examples include TRAINS, TRACERS, CORE and funded CDX.  Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities.  By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes.  These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions.  In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

COUNTERPARTY RISK With respect to derivative transactions, a Fund will be exposed to the credit of the counterparties to the derivative transaction, and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements.  In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.  The Fund bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a derivative transaction counterparty.

SHORT SALES Global Enhanced Dividend Fund’s investment strategy may involve more risk than other funds that do not engage in short selling.  In a short sale, Global Enhanced Dividend Fund sells a borrowed security (typically from a broker or other institution).  Global Enhanced Dividend Fund may not always be able to borrow the security at a particular time or at an acceptable price.  Thus, there is risk that Global Enhanced Dividend Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

After selling the borrowed security, Global Enhanced Dividend Fund is obligated to “cover” the short sale by purchasing and returning the security to the lender.  If a security sold short increases in price, Global Enhanced Dividend Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses Global Enhanced Dividend Fund may be required to pay to the broker or dealer in connection with the short sale.  Because Global Enhanced Dividend Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs.  Global Enhanced Dividend Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding.  In addition, to borrow the security, Global Enhanced Dividend Fund may be required to pay a premium.  Global Enhanced Dividend Fund also will incur transaction costs in effecting short sales.  The amount of any ultimate gain for Global Enhanced Dividend Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses Global Enhanced Dividend Fund may be required to pay in connection with the short sale.

Until Global Enhanced Dividend Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover Global Enhanced Dividend Fund’s short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  Additionally, Global Enhanced Dividend Fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation.  This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Global Enhanced Dividend Fund may take a short position in a security at the same time that other accounts managed by Hartford Investment Management take a long position in the same security, or take a long position in a security at the same time that other accounts managed by Hartford Investment Management take a short position in the same security.  In addition, Global Enhanced Dividend Fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an ETF which includes such particular equity security as a constituent.  ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange.  These and other transactions undertaken on behalf of other accounts managed by Global Enhanced Dividend Fund’s sub-adviser may adversely impact Global Enhanced Dividend Fund.  Transactions on behalf of other accounts managed by Global Enhanced Dividend Fund’s sub-adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of Global Enhanced Dividend Fund.

Certain regulators in various countries throughout the world, including the United States, have recently imposed prohibitions on short sales of certain companies (e.g., financial institutions).  These prohibitions, many of which are temporary, could inhibit the ability of Global Enhanced Dividend Fund’s sub-adviser, Hartford Investment Management, to sell securities short as part of the Global Enhanced Dividend Fund’s investment strategy.

Recent market events have had an impact on some of Global Enhanced Dividend Fund’s trading counterparties.  As a result, Global Enhanced Dividend Fund’s ability to transact with certain counterparties may be limited and Global Enhanced Dividend Fund may be temporarily unable to sell securities pledged as collateral to these counterparties.  This may have a temporary and limited impact on the Global Enhanced Dividend Fund’s ability to fully implement its investment strategy.

By investing the proceeds received from selling securities short, Global Enhanced Dividend Fund is employing a form of leverage.  The use of leverage may increase Global Enhanced Dividend Fund’s exposure to long equity positions and make any change in Global Enhanced Dividend Fund’s NAV greater than without the use of leverage.  This could result in increased volatility of returns.  There is no guarantee that Global Enhanced Dividend Fund will leverage its portfolio, or if it does, that Global Enhanced Dividend Fund’s leveraging strategy will be successful.  Global Enhanced Dividend Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

PORTFOLIO TURNOVER  With respect to Inflation Plus Fund, the portfolio turnover rate was significantly lower in fiscal year 2009 than in fiscal year 2008 as a result of market conditions.  The portfolio turnover rate for Global Research Fund was significantly higher in fiscal year 2009 than in fiscal year 2008 as a result of increased investment opportunities resulting from volatile and unusual market conditions.  The portfolio turnover rate for Small/Mid Cap Equity Fund was significantly lower in fiscal year 2009 than in fiscal year 2008 primarily because turnover was high in 2008 due to a reorganization.

DISCLOSURE OF PORTFOLIO HOLDINGS  Each fund (that is not a “fund of funds”) will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordinvestor.com no earlier than 25 calendar days after the end of each month. Each fund (that is not a “fund of funds”) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except: (1) if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

Each fund that is a “fund of funds” will publicly disclose on the funds’ website its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

Each Fund, the Fund’s investment manager, the Fund’s distributor (collectively, “Hartford”) or the Fund’s investment sub-adviser also may confidentially or publicly disclose portfolio holdings on a more frequent basis if approved by the Fund’s CCO and at least one other Fund officer in accordance with the disclosure policy.

Portfolio holdings are disclosed to the Funds’ custodian, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Funds, and only in accordance with the above requirements.  Portfolio holdings may also be disclosed to persons assisting a Fund or its sub-adviser in the voting of proxies, securities lending agents, and to a Fund’s bank lenders.  In connection with managing a Fund, such Fund’s investment manager or sub-adviser may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager or sub-advisers on behalf of the Fund, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers.  With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.  From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

The Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

BlackRock Financial Management, Inc.

Bowne & Co., Inc.  (Financial printers)

Brown Brothers Harriman & Co.

Class Action Claims Management

Confluence Technologies

Ernst & Young LLP (each Fund’s Independent Registered Public Accounting Firm)

FactSet Research Systems Inc.

Glass, Lewis & Co.

Investment Technology Group, Inc.

J.P.  Morgan Securities, Inc.

Lipper Inc.

Merrill Lynch, Pierce, Fenner & Smith

State Street Bank and Trust Company (each Fund’s Custodian and Securities Lending Agent)

State Street Investment Management Solutions

Strategic Advisors, Inc.

The Goldman Sachs Trust Company, d/b/a Boston Global Advisors

Wolters Kluwer Financial Services

Portfolio holdings are disclosed at various times to Lipper Inc.  (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the Funds.  Portfolio holdings are disclosed on a daily basis to BlackRock Financial Management, Inc., Boston Global Advisors, Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Glass Lewis, State Street Bank and Trust Company and State Street Investment Management Solutions.  Portfolio holdings are disclosed on a weekly basis to Investment Technology Group, Inc.  (for certain Funds) with no lag time.  Portfolio holdings are disclosed to J.P.  Morgan, Class Action Claims Management, Strategic Advisors, Inc.  and Wolters Kluwer Financial Services on a monthly basis, with lag times of five calendar days, two days, fifteen business days and two days, respectively.  Portfolio holdings are disclosed to Confluence Technologies, Merrill Lynch, Pierce, Fenner & Smith and Bowne & Co., Inc.  on a quarterly basis, with lag times of three, five and ten business days, respectively.  Portfolio holdings are disclosed to the Funds’ independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Funds’ independent registered public accounting firm to provide services to the Funds, with no lag time.  Additionally, when purchasing and selling its portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.

Additionally, Hartford or its sub-advisers may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings.  This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance.  Hartford or its sub-advisers may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information.  This portfolio commentary and statistical information about a Fund may be based on the Fund’s most recent quarter-end portfolio, month-end or on some other interim period.  Portfolio commentary and statistical information may be available on the Funds’ web site or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, or current or potential shareholders in a Fund or their representatives.  The content and nature of the information provided to each of these persons may differ.

Hartford and its sub-advisers have implemented procedures reasonably designed to ensure that (1) any disclosure of a Fund’s portfolio securities is made pursuant to a practice or arrangement approved in accordance with the policy; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Funds’ policies regarding the disclosure of portfolio holdings and (3) each approved disclosure arrangement or practice is documented by the Funds’ chief compliance officer or his/her designee.

In no event will the Hartford or its sub-advisers or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

The Funds’ chief compliance officer is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds’ investment manager, investment sub-adviser, principal underwriter, or any affiliated person of a Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other.  Every violation of the portfolio holdings disclosure policy must be reported to the Funds’ chief compliance officer.

The Board of Directors of the Funds reviews and approves the Funds’ policy on disclosure of portfolio holdings.  The Chief Compliance Officer for the Funds’ investment manager will provide summaries of all newly approved arrangements and will report exceptions to and material violations of this policy to the Board of Directors of the Funds.  There can be no assurance, however, that the Funds’ portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

FUND MANAGEMENT

Each Company has a board of directors, who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the directors.  With respect to the funds of funds, if the interests of a fund of funds and an Underlying Fund were to diverge, a conflict of interest could arise and affect how the directors fulfill their fiduciary duties to the affected Funds.  HIFSCO has structured the funds of funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable.  In such instances, HIFSCO and the directors would take reasonable steps to minimize and, if possible, eliminate the conflict.

The following tables set forth various information about the directors and officers of the Companies.  The first table relates to those directors who are deemed not to be “interested persons” of the Companies, as that term is defined in the 1940 Act (i.e., “non-interested directors”), while the second table provides information about the Companies’ “interested” directors and the Companies’ officers.

NON-INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

LYNN S. BIRDSONG(1) (1946) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2003	Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.	91	Mr. Birdsong is a Director of The Japan Fund.

ROBERT M. GAVIN (1940) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director and Chairman of the Board	Director since 2002(2) Director since 1986(3) Chairman of the Board for each Company since 2004	Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.	91	N/A

DUANE E. HILL (1945) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2001(2) Since 2002(3)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.	91	N/A

SANDRA S. JAFFEE (1941) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005	Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).	91	N/A

WILLIAM P. JOHNSTON (1944) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

				91	Mr. Johnston is a Director of HCR-Manor Care, Inc., LifeCare Holdings, Inc. and Multi-Plan, Inc.

PHILLIP O. PETERSON (1944) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2002(2) Since 2000(3)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	91	Mr. Peterson is a Trustee of the William Blair Funds.

LEMMA W. SENBET (1946) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

			91	N/A

(1)          Prior to May 8, 2009, Mr. Birdsong held a beneficial ownership interest in the common stock of Wells Fargo & Company (“Wells Fargo”).  On October 3, 2008, Wells Fargo agreed to acquire Wachovia Corporation, a majority shareholder of Metropolitan West Capital Management, LLC (“MetWest Capital”), a sub-adviser to the Select SmallCap Value Fund (“SmallCap Value Fund”).  On October 20, 2008, Wells Fargo purchased preferred stock of Wachovia Corporation with a voting interest greater than 25%.  On December 31, 2008, the merger was completed.  As a result of these transactions, Wells Fargo may be deemed to control MetWest Capital as of October 20, 2008.  Because of his beneficial ownership interest in Wells Fargo common stock, Mr. Birdsong was not considered to be an independent director with respect to the Select SmallCap Value Fund from October 20, 2008 to May 8, 2009.  The value of the stock as of December 31, 2008 was approximately $174,000.

(2)          For The Hartford Mutual Funds, Inc.

(3)          For The Hartford Mutual Funds II, Inc.

*                 Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

LOWNDES A. SMITH** (1939) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 1996(1) Since 2002(2)	Mr. Smith served as Vice Chairman of The Hartford Financial Services Group, Inc. (“The Hartford”) from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.	91	Mr. Smith is a Director of White Mountains Insurance Group, Ltd. And Symetra Financial.

JOHN C. WALTERS (1962) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Director since 2008***	Mr. Walters currently serves as Chief Executive Officer, President and Director of Hartford Life, Inc., (“HL, Inc.”) Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company (“Hartford Life”) and as executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as C0-Chief Operating Officer of Hartford Life (2007-2008).	91	N/A

ROBERT M. ARENA, JR. (1968) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	President and Chief Executive Officer	Since 2009****

Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company (“HASCO”), Chief Executive Officer, Manager and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager and Chief Executive Officer, Manager and President of HL Investment Advisors. Mr. Arena joined The Hartford in 2004.

				N/A	N/A

TAMARA L. FAGELY (1958) c/o Hartford Mutual Funds 500 Bielenberg Drive Woodbury, MN 55125	Vice President, Controller and Treasurer	Since 2002(1) Since 1993(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition Ms. Fagely is Controller and Chief Financial Officer of HIFSCO

				N/A	N/A

BRIAN FERRELL (1962) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	AML Compliance Officer	Since 2008

Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

				N/A	N/A

DR. ROBERT J. FROEHLICH (1953) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Senior Managing Director(3)	Since 2009	Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management 1997 — 2009.	N/A	N/A

THOMAS D. JONES III (1965) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President and Chief Compliance Officer	Since 2006

Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments (“SEI”), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas), where he worked from 1992-2004.

				N/A	N/A

EDWARD P. MACDONALD (1967) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President, Secretary and Chief Legal Officer	Since 2005

Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Secretary and Vice President of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald jointed the Hartford in 2005.

				N/A	N/A

VERNON J. MEYER (1964) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2006	Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004	N/A	N/A

D. KEITH SLOANE (1960) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	since 2009

Mr. Sloane is a Senior Vice President of Hartford Life Insurance Company. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

			N/A	N/A

JANE WOLAK (1961) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	since 2009

Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

			N/A	N/A

(1)          For The Hartford Mutual Funds, Inc.

(2)          For The Hartford Mutual Funds II, Inc.

(3)          Dr. Froehlich is not an officer of The Hartford Income Shares Fund, Inc.

*                 Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

**          “Interested person”, as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HIFSCO, Hartford Investment Management or affiliated companies.

***   David M. Znamierowski tendered his resignation as an interested director of each Company effective as of November 6, 2008.  Mr. Walters was elected as an interested director of each Company by the Board of Directors as of November 6, 2008.

****            Robert Arena assumed the role of president and chief executive officer of each Company effective May 6, 2009.  John Walters previously served as president and chief executive officer of the Companies for 2007 through 2009.  Mr. Arena had previously served as Vice President of each Company from 2006 through 2009.

All directors and officers of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. also hold corresponding positions with Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc. and The Hartford Income Shares Fund, Inc.

STANDING COMMITTEES. Each board of directors has established an Audit Committee, a Compliance Committee, an Investment Committee and a Nominating Committee.

Each Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.  Each Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the applicable board of directors in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function, and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the respective full board.  The Funds’ independent registered accounting firm reports directly to the Audit Committees.  The Audit Committees regularly report to the Boards of Directors.

Each Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson.  Each Compliance Committee assists the applicable board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal Securities Laws.

Each Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and John C. Walters.  Each Investment Committee, which was established on February 1, 2005, assists the applicable board in its oversight of the Funds’ investment performance and related matters.

Each Nominating Committee currently consists of all non-interested directors of the funds: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet.  Each Nominating Committee screens and selects candidates to the applicable board of directors.  Each Nominating Committee screens and selects candidates to the board of directors and periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the board of directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors.  The Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

During the fiscal year ended October  31, 2009, the above referenced committees of each of the Companies met the following number of times: Audit Committee — 6 times,  Investment  Committee  — 7 times, Nominating Committee — 3 time and the Compliance Committee — 4 times.

All directors and officers of the Companies are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Investment Advisors, LLC serves as investment adviser.

The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2009 (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES

Lynn S. Birdsong	Capital Appreciation II Fund	Over $100,000	Over $100,000
	Dividend and Growth Fund	$50,001-$100,000
	Equity Income Fund	$10,001-$50,000
	Global Growth Fund	$50,001-$100,000
	High Yield Fund	$10,001-$50,000
	MidCap Fund	$10,001-$50,000
	Money Market Fund	$1-$10,000
	Total Return Bond Fund	$10,001-$50,000

Dr. Robert M. Gavin	Balanced Allocation Fund	Over $100,000	Over $100,000
	Global Growth Fund	$10,001-$50,000
	Growth Fund	$50,001-$100,000
	Growth Opportunities Fund	Over $100,000
	Money Market Fund	$10,001-$50,000
	Total Return Bond Fund	Over $100,000

Duane E. Hill	Capital Appreciation Fund	Over $100,000	Over $100,000
	Floating Rate Fund	$50,001-$100,000

Sandra S. Jaffee	Capital Appreciation Fund	$10,001-$50,000	$10,001-$50,000

William P. Johnston	Capital Appreciation Fund	Over $100,000	Over $100,000
	Capital Appreciation II Fund	Over $100,000

Phillip O. Peterson	Capital Appreciation II Fund	$10,001-$50,000	$50,001-$100,000
	Global Research Fund	$10,001-$50,000

Lemma W. Senbet	Capital Appreciation II Fund	$1-$10,000	$50,001- $100,000
	Dividend and Growth Fund	$10,001-$50,000
	Global Health Fund	$10,001-$50,000
	Growth Opportunities Fund	$10,001-$50,000
	Money Market Fund	$1-$10,000
	Small Company Fund	$10,001-$50,000
	Tax-Free National Fund	$1-$10,000
	Value Fund	$1-$10,000

INTERESTED DIRECTORS

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES

Lowndes A. Smith	Advisers Fund	$1-$10,000	Over $100,000
	Capital Appreciation Fund	Over $100,000
	Global Growth Fund	$10,001-$50,000
	Global Health Fund	$50,001-$100,000
	Global Research Fund	$10,001-$50,000
	International Opportunities Fund	$10,001-$50,000
	MidCap Fund	$50,001-$100,000
	Small Company Fund	$10,001-$50,000

John C. Walters	Equity Income Fund	$50,001-$100,000	Over $100,000
	Floating Rate Fund	Over $100,000
	Global Research Fund	Over $100,000
	Growth Fund	$50,001-$100,000
	Growth Opportunities Fund	Over $100,000
	MidCap Fund	$10,001-$50,000
	Value Fund	Over $100,000

COMPENSATION OF OFFICERS AND DIRECTORS The Funds pay a portion of the chief compliance officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2009 and certain other information.

Name of Person, Position	Aggregate Compensation From The Hartford Mutual Funds, Inc.	Aggregate Compensation From The Hartford Mutual Funds II, Inc.	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds And Fund Complex Paid To Directors*
Lynn S. Birdsong, Director	$91,314	$7,106	$0	$0	$190,000
Dr. Robert M. Gavin, Director	$128,080	$9,967	$0	$0	$266,500
Duane E. Hill, Director	$81,702	$6,358	$0	$0	$170,000
Sandra S. Jaffee, Director	$79,059	$6,152	$0	$0	$164,500
William P. Johnston, Director	$94,438	$7,349	$0	$0	$196,500
Phillip O. Peterson, Director	$94,438	$7,349	$0	$0	$196,500
Lemma W. Senbet, Director	$76,415	$5,947	$0	$0	$159,000
Lowndes A. Smith, Director	$90,833	$7,069	$0	$0	$189,000

*      As of October 31, 2009, five registered investment companies in the Complex paid compensation to the directors.

The sales load for Class A and Class L shares of the Funds is waived for present and former officers, directors and employees of the Companies, The Hartford, the sub-advisers, the transfer agent and their affiliates.  Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.

Each Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company.  The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

As of January 31, 2010, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.  As of January 31, 2010, the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Advisers Fund
COUNSEL TRUST DBA MATC FBO BEDFORD LOAN AND DEPOSITE BANK 401K PLAN PITTSBURGH PA						6.64%
EMJAY CORP TRUSTEE FBO: FASCORE LLC RETIREMENT PLANS GREENWOOD VLG CO									7.81%
SAXON & CO PHILADELPHIA PA									37.46%
WELLINGTON TRUST CO FBO WELLINGTON RET & PENSION PLAN BIN WELLINGTON BOSTON MA									54.73%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT							88.68%
RDY FARMS INC RICHARD L YOUNGBLUT TRUSTEE IND (K) JESUP IA						7.77%
NORTH ADAMS STATE BANK OF URSA RETIREMENT TRUST 401K PSP ACCT OF KRISTY M HOMAN PAUL A POGUE TTEE URSA IL						9.48%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT						34.05%		99.66%
ROBERT C NIEDERMAYER TRUSTEE FBO OCCMED PAI LIFE PLAN CHEEKTOWAGA NY						37.60%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY			10.80%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		9.02%	7.12%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	44.07%	14.00%	5.63%
CATHY W HOWARD FBO RED STICK ARMATURE WORK INC 401K PSP & TR ST FRANCISVLE LA							11.31%
The Hartford Balanced Allocation Fund
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT	7.11%					63.88%	92.47%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA					15.49%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT								78.73%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIRMENT PLAN HARTFORD CT						13.96%		19.50%

RAYMOND JAMES & ASSOC INC FBO LARRY MILLER & STAN BAATZ TTEE ED MILLER & SONS INC PSP FBO LARRY MILLER OMAHA NE				6.07%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY				19.50%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	6.90%	11.37%	10.50%	19.34%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	41.03%	14.45%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			5.14%	5.62%	7.05%
The Hartford Balanced Income Fund
EDWARD D JONES & CO ATTN; MUTUAL FUND SHAREHOLDER ACOUNTING MARYLAND HTS MO	76.75%	60.89%	16.67%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		9.06%	18.29%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT							100.00%
The Hartford Capital Appreciation Fund
MERCER TRUST CO TTEE FBO EDWARD D JONES & CO DEFFDCOMP PLAN ATTN DC PLAN ADMIN NORWOOD MA						42.05%
NFS LLC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS COVINGTON KY							9.59%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN							8.54%
WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WST VIRGINIA SAVINGS PLAN TRUST ATTN MARILYN ORR WOODBURY MN							14.35%
STATE STREET BANK AND TRUST CUST FBO HARTFORD CHECKS & BALANCES FND ATTN: MARILYN ORR WOODBURY MN							34.28%
MAC & CO ATTN: MUTUAL FUND OPERATIONS PITTSBURGH PA						12.62%

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT					39.46%	52.46%	29.87%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			15.86%	36.97%		7.87%
CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH NEW YORK NY		5.48%	11.26%	5.40%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	27.32%	18.13%		22.00%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	5.58%	8.86%	6.56%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN								7.19%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA						9.37%
The Hartford Capital Appreciation II Fund
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN								74.25%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN								9.56%
COUNSEL TR DBA MATC FBO J B MATHEWS CO 401K PSP & TR PITTSBURGH PA							10.57%
FIIOC FBO ANSOFT RETIREMENT PLAN COVINGTON KY							24.29%
MG TRUST CO AGENT FOR NTC & CO CUST FBO RETIF OIL & FUEL LLC DENVER CO							45.10%
FIIOC FBO LAIRD PLASTICS INC PS AND RETIREMENT SAVINGS PLAN COVINGTON KY						5.73%
FIIOC FBO NUNHEMS USA INC 401K PSP COVINGTON KY						12.96%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	25.18%	13.84%
DWS TRUST CO CUST FBO HI-TECH PHARMACAL SALEM NH					6.53%

PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO MUTUAL FUND CLIENTS NEWARK NJ				5.25%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				21.32%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY			9.72%	18.61%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			12.45%	16.23%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	12.37%	11.85%	10.20%	15.52%			10.07%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA						58.28%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN								8.04%
The Hartford Checks and Balances Fund
STEVEN R EBEL INDIVIDUAL 401K STEVEN R EBEL TRUSTEE IND (K) PAULLINA IA					9.07%
CCR PHOTOGRAPHY INDIVIDUAL 401KPLAN CYNTHIA R KEMPLE TRUSTEE IND (K) KALAMAZOO MI					8.27%
MG TRUST CO CUST FBO MITCHELL SCHOOL DENVER CO					7.69%
MG TRUST CO CUST FBO STEPHENS PHARMACY INC DENVER CO					7.05%
ROY ASSOCIATES LTD ACCT OF ROGER ROY WILMINGTON DE						14.04%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY				11.46%	17.38%
BOBBY L ADKINS TRUSTEE FBO K & B INDUSTRIAL SUPPLY PAI LIFE PLAN HUNTINGTON WV					6.19%
MG TRUST COMPANY CUST. FBO A-1 TOOL INC. DENVER CO					9.56%
WELLS FARGO INVESTMENTS LLC FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS MINNEAPOLIS MN				5.39%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL				21.56%

LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				26.73%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	8.36%	10.71%	13.73%				5.57%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	55.07%	33.39%	5.67%			14.32%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT					12.96%	68.19%	94.43%
The Hartford Conservative Allocation Fd
WELLS FARGO INVESTMENTS LLC FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS MINNEAPOLIS MN				6.12%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			5.21%	17.24%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIREMENT PLANS HARTFORD CT							14.03%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT							85.86%
FRONTIER TRUST CO FBO LEW-EL TOOL & MANUFACTURING CO FARGO ND					7.71%
JOHN HODSON FBO HODSON & MULLIN 401K PSP & TR VACAVILLE CA					33.65%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				54.88%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	40.59%	16.52%	6.06%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	6.67%	11.72%	13.94%	13.06%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT	9.27%				42.50%	97.66%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY				6.43%

The Hartford Disciplined Equity Fund
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN								23.91%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN								23.17%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN								24.00%
MG TRUST CO CUST FBO SLAUGHTER & ASSOCIATES PLLC DENVER CO					8.53%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT					35.12%	100.00%	100.00%
PAUL ALTOZ FBO WIDELITY INC 401K PSP &TR FAIRFAX VA					51.53%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	53.24%	17.69%	7.66%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN								21.43%
The Hartford Diversified Int’l Fund
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT	53.17%	69.55%	62.08%	97.08%	97.96%	98.41%	100.00%	100.00%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	17.57%	6.29%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	6.09%
The Hartford Dividend and Growth Fund
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	65.93%	32.66%	8.36%	92.41%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIREMENT PLANS HARTFORD CT							29.87%
WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WST VIRGINIA SAVINGS PLAN TRUST ATTN MARILYN ORR WOODBURY MN								17.43%

STATE STREET BANK AND TRUST CUST FBO HARTFORD CHECKS & BALANCES FND ATTN: MARILYN ORR WOODBURY MN							67.85%
COMMUNITY NATIONAL BANK FBO STERNQUIST CONSTRUCTION INC 401 K PROFIT SHARING PLAN WATERLOO IA						5.34%
COMMUNITY NATIONAL BANK TTEE FBO DUTTON BRAUN STAACK HELLMAN PLC PSP WATERLOO IA						5.82%
FIIOC FBO CONTINENTAL CEMENT COMPANY LLC COVINGTON KY						18.06%
FIIOC FBO THE CLIFFS COMMUNITIES 401K PSP & TRUST KOVINGTON KY						34.69%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL				6.53%	38.94%
RELIANCE TRUST CO FBO R&H MOTOR CARS ATLANTA GA				7.26%
JP MORGAN CHASE BANK AS TRUSTEE FOR ADP/ACCESS 401K PROGRAM NEW YORK NY				10.58%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	7.36%	8.09%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT				28.71%	41.60%
The Hartford Equity Growth Allocation Fd
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA			6.88%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIREMENT PLANS HARTFORD CT						46.19%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT						53.81%
JOHN BROGHAMMER FBO GREVE CLIFFORD WENGEL & PARAS 401 K PROFIT SHARING PLAN & TRUST SACRAMENTO CA				7.38%

MG TRUST CO CUST FBO ROBBINS TESAR INC 401K PLA DENVER CO					31.64%
RAYMOND JAMES & ASSOC INC FBO LARRY MILLER & STAN BAATZ TTEE ED MILLER & SONS INC PSP FBO STAN BAATZ OMAHA NE				12.62%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY				15.62%
RAYMOND JAMES & ASSOC INC FBO LARRY MILLER & STAN BAATZ TTEE FBO APRIL LOWE ED MILLER & SONS, INC PSP OMAHA NE				37.15%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			5.50%	10.43%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	7.14%	10.43%	5.88%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT	10.90%				58.61%	98.34%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	20.44%	7.62%
UBS FINANCIAL SERVICES INC. FBO MELANIE A LEBLANC ROLLOVER IRA LAFAYETTE LA				6.59%
The Hartford Equity Income Fund
STATE STREET BANK & TRUST CUST FBO THE HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN								8.41%
FIIOC FBO REDEKER FURNITURE CO COVINGTON KY						18.58%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT							100.00%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN								29.61%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN								25.84%

FIIOC FBO KEMIN INDUSTRIES INC COVINGTON KY						47.92%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN							10.17%
FIIOC FBO ENDWAVE 401K PLAN COVINGTON KY						21.37%
WEST VIRGINIA SAVINGS PLAN COMM EST WEST VIRGINIA SAVINGS PLAN ATTN MARILYN ORR WOODBURY MN							15.91%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	80.66%	56.36%	10.57%
LEONARD GAMSS FBO KAYLIM SUPPLY CORP 401K PSP & TR BRONX NY					16.51%
MG TRUST CO TTEE PALCO TELECOM SERVICE INC DENVER CO					22.27%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				7.61%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA				10.12%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL				13.05%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY				29.76%	21.79%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		6.75%	6.76%	18.53%
MG TRUST CO CUST FBO ZUMBROTA MAIN STREET PHARMACY DENVER CO					6.24%
WTRISC CUST ACCT OF BOULT, CUMMINGS, CONNER & BERRY PLC ASSOCIATES 401(K) PLAN PHOENIX AZ						7.52%

The Hartford Floating Rate Fund
CHRISTINE MUNJAR FBO VETERINARY REFERRAL CENTER INC 401K PSP & TR BANKS OR							72.72%
TD AMERITRADE TRUST COMPANY DENVER CO							11.70%
VALERIE W FULLER FBO VALERIE FULLER DO PLLC 401K PSP & TR FAIRLAWN OH							7.88%
COUNSEL TRUST DBA MATC FBO FIVE RINGS LLC 401 K PROFIT SHARING PLAN & TRUST PITTSBURGH PA							7.71%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN								33.44%
WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WST VIRGINIA SAVINGS PLAN TRUST ATTN MARILYN ORR WOODBURY MN								21.79%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN								18.73%
MORI & CO KANSAS CITY MO								9.20%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY			13.05%	15.08%	35.92%
DWS TRUST CO FBO ROCKLAND TRUST CO ATTN SHARE RECON DEPT SALEM NH						5.60%
STATE STREET BANK & TRUST CUSTODY FBO HARTFORD TOTAL RETURN BOND ATTN: MARILYN ORR WOODBURY MN								8.51%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL	6.21%	18.09%	17.33%	31.99%
UBS FINANCIAL SERVICES INC FBO ALEXANDER BATTERY CO INC MP ARLINGTON HTS IL					14.61%
PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO: MUTUAL FUND CLIENTS ATTN: PRUCHOICE UNIT ISELIN NJ	7.30%			8.55%
ADVENTIST HEALTH CA MEDICAL GRP TTEE ADVENTIST HEALTH CA MEDICAL GRP INC C/O FASCORE LLC GREENWOOD VLG CO						9.61%

LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				10.86%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	10.78%	12.53%	6.88%	12.46%
CHARLES J WALKER DEFINED BENEFIT PENSION PLAN ACCT OF CHARLES J WALKER BAKERSFIELD CA					8.81%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA					6.12%
COMMUNITY BANK NA CUST FBO CLIENTS OF BPA-HARBRIDGE RET PL UTICA NY						44.08%
MG TRUST CO CUST FBO KRUSE LANDA MAYCOCK & RICKS DENVER CO						34.84%
The Hartford Fundamental Growth Fund
STATE STREET BANK & TRUST CUST FBO THE HARTFORD TARGET RETIREMENT 2020 FUND ATTN: MARILYN ORR WOODBURY MN							8.16%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL	9.58%		6.78%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	8.42%	7.25%	6.44%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY		5.92%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN							35.87%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN							16.37%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN							9.47%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN							8.33%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	23.71%	9.12%

The Hartford Global Enhanced Dividend Fund
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT	100.00%		100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
The Hartford Global Growth Fund
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN								25.79%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	43.87%	18.16%	7.44%		5.69%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN								20.19%
WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WST VIRGINIA SAVINGS PLAN TRUST DTD 02/20/2002 ATTN MARILYN ORR WOODBURY MN								43.71%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT						100.00%	100.00%
NATLIN LLC JASON TRUMBAUER TRUSTEE IND (K) JESUP IA					7.09%
ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO					24.32%
CATHY W HOWARD FBO RED STICK ARMATURE WORK INC 401K PSP & TR ST FRANCISVLE LA					58.95%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY			6.86%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		6.09%	6.30%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN								5.81%
The Hartford Global Health Fund
CAPITAL BANK & TRUST CO TTEE F SHIFFLER EQUIPMENT SALES INC 401K P GREENWOOD VLG CO					5.81%
WELLINGTON TRUST CO FBO WELLINGTON RET & PENSION PLAN BOSTON MA								100.00%

RELIANCE TRUST CO CUST FOR RELIANCE TRUST CO FBO NORTH AMERICA RISK SERVICES ATLANTA GA							6.37%
FIIOC FBO TWO DEGREES LLC COVINGTON KY							20.19%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIREMENT PLANS HARTFORD CT							30.51%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			17.52%	30.17%
RELIANCE TRUST COMPANY FBO CLARENDON NATL ATLANTA GA							42.45%
FIIOC FBO NEW YORK METS EMPLOYEE SAVINGS PLAN COVINGTON KY						5.83%
ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS GREENWOOD VLG CO					13.05%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT					22.82%	86.89%
JP MORGAN CHASE BANK AS TRUSTEE FOR ADP/ACCESS 401K PROGRAM NEW YORK NY					26.04%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY			5.48%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	7.53%	10.76%	9.01%	16.65%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	29.35%	17.48%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				22.07%
NFS LLC FEBO HUNTINGTON NATIONAL BANK FBO EB ACCOUNTS COLUMBUS OH					12.91%
The Hartford Global Research Fund
JAMES O DAVIS SAN FRANCISCO CA				8.92%

STATE STREET BANK & TRUST CUST FBO THE HARTFORD TARGET RETIREMENT 2010 FUND ATTN MARILYN ORR WOODBURY MN								5.37%
STATE STREET BANK & TRUST COMM EST HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN								5.86%
STATE STREET BANK & TRUST COMM EST THE HARTFORD TARGET RETIREMENT 2030 FUND WOODBURY MN								8.67%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN								11.35%
STATE STREET BANK & TRUST COMM EST THE HARTFORD CONSERVATIVE ATTN MARILYN ORR WOODBURY MN								12.78%
WELLINGTON TRUST CO FBO WELLINGTON RET & PENSION PLAN BOSTON MA								30.02%
JAMES O DAVIS SAN FRANCISCO CA				16.55%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT				64.57%	99.11%	100.00%	100.00%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY			5.14%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL		7.80%	8.57%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	8.35%	10.26%	7.40%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	23.47%	9.12%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD TARGET RETIREMENT 2020 FUND ATTN: MARILYN ORR WOODBURY MN								18.11%

The Hartford Growth Allocation Fund
RAYMOND JAMES & ASSOC INC FBO LARRY MILLER & STAN BAATZ TTEE ED MILLER & SONS INC PSP FBO LARRY MILLER OMAHA NE				10.76%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT							83.33%
GPC SECURITIES INC AGENT TRUSTEE RELIANCE TRUSTCO CUSTODIAN FBO STERLING GROUP HOLDINGS LLC RET SAV ATLANTA GA						5.40%
GPC AGENT FOR RELIANCE TRUST CO FBO DAVID K & ELLENM SCHMITZ 401K PLAN ATLANTA GA					6.59%
MG TRUST CO CUST FBO COLUMBUS CITY SCHOOL DISTRICT 403B DENVER CO					9.13%
NFS LLC FEBO NFS/FMTC R/O IRA FBO WALTER A ALVAREZ MIAMI FL				5.01%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIREMENT PLANS HARTFORD CT							16.46%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY				5.61%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				14.90%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			5.44%	23.01%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT	6.99%				72.21%	93.67%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	7.54%	10.19%	6.06%	9.10%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	27.32%	9.93%
NFS LLC FEBO NFS/FMTC ROLLOVER IRA FBO JULIO D TORRES MD HIALEAH FL				8.49%

NFS LLC FEBO NORMAN W HINTON CARMEN HINTON MIAMI FL				5.98%
The Hartford Growth Fund
JEFFREY A GRUBB FBO INNOVA MARKETING INC 401K PSP &TR EDEN PRAIRIE MN					25.36%
WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC								7.36%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN								12.03%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN								13.21%
NFSC FEBO # F2J-000019 FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS COVINGTON KY								55.97%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT							99.99%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						97.97%
MG TRUST CO CUST FBO CLARKSTON SCHOOL DISTRICT DENVER CO					18.34%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				10.87%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY				37.62%	28.52%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			13.41%	5.93%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		7.21%	5.69%
PFPC INC AS AGENT FOR PFPC TRUST FBO JJB HILLIARD WL LYONS INC KNG OF PRUSSA PA	6.24%

EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	23.44%	13.60%
COUNSEL TR DBA MATC FBO JOHNNY TART ENTERPRISES INC 401K PSP & TR PITTSBURGH PA					12.27%
The Hartford Growth Opportunities Fund
WTRISC AS TTEE FBO CAPITAL ASSOCIATED INDUSTRIES,INC. PENSION PLAN PHOENIX AZ					5.30%
MERCER TRUST CO TTEE FBO EDWARD D JONES & CO DEFFDCOMP PLAN ATTN DC PLAN ADMIN NORWOOD MA							67.49%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN								8.94%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN								19.48%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA							14.93%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN								8.47%
FIIOC FBO MCWANE SALARIED 401K RETIREMENT PLAN COVINGTON KY						8.72%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT					9.33%	62.89%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				44.10%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY		6.44%	17.37%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL		7.57%	23.12%	29.97%	11.70%	6.71%

PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		10.46%	5.45%	9.29%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	9.63%	10.44%
WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WEST VIRGINIA SAVINGS PLAN TR DTD 02/20/2002 ATTN MARILYN ORR WOODBURY MN								27.84%
WTRISC TNEMEC CO INC 401K SAVINGS PLAN PHOENIX AZ					7.50%
The Hartford High Yield Fund
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN								21.78%
MENDY HAAS FBO THIRD POINT LLC 401K PSP &TR NEW YORK NY						28.48%
KENT CO CONSULTING INC 401K AND PROFIT SHARING PLAN COLLEEN S COMEAU TRUSTEE IND (K) COLUMBIA SC						12.37%
JDM INC JOHN D MCDONALD TRUSTEE IND (K) MILL CREEK WA						11.03%
KENT CO CONSULTING INC 401K AND PROFIT SHARING PLAN COLLEEN S COMEAU TRUSTEE IND (K) FBO KENT W COMEAU COLUMBIA SC						5.56%
MICHAEL GUOKAS FBO SUNCOAST DENTAL CENTER PA 401K PSP &TR NAPLES FL							43.18%
STATE STREET BANK & TRUST CUSTODY FBO HARTFORD TOTAL RETURN BOND ATTN: MARILYN ORR WOODBURY MN								31.73%
MICHAEL JAWAHIR TRUSTEE FBO AIRCRAFT INTERNATIONAL PAI LIFE PLAN HILLSBORO MO					9.64%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN								7.07%

WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WST VIRGINIA SAVINGS PLAN TRUST DTD 02/20/2002 ATTN MARILYN ORR WOODBURY MN								37.14%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	6.61%	9.44%	16.00%	23.37%			19.83%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT						42.56%	36.99%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	29.89%	25.06%
BROOKS & ASSOCIATES 401K PLAN CLINTON M BROOKS TRUSTEE IND (K) IDAHO FALLS ID					7.29%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA	6.33%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL				23.41%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				13.77%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY				12.84%
RK SALES AND MARKETING INC RUSSELL HEITHOFF TRUSTEE IND (K) BENTONVILLE AR					18.68%
GARY L WUESTENBERG REALTOR INC. GARY L WUESTENBERG TRUSTEE IND (K) MARTINEZ CA					14.48%
ROBERT J HIRSH TRUSTEE FBO HIRSH ENTERPRISES INC PAI LIFE PLAN WESTERVILLE OH					13.61%
The Hartford High Yield Muni Bond Fund
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	11.71%	18.42%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	11.13%	9.00%	7.72%	16.32%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL	5.86%	19.71%	20.61%	15.12%
PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO MUTUAL FUND CLIENTS\\ NEWARK NJ				25.84%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				13.82%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY				5.37%
The Hartford Income Fund
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		7.92%	9.03%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			9.44%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN						68.25%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN						17.82%
WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WST VIRGINIA SAVINGS PLAN TRUST DTD 02/20/2002 ATTN MARILYN ORR WOODBURY MN						11.09%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	71.88%	38.51%	7.39%
The Hartford Inflation Plus Fund
FIIOC FBO ASPHALT CUTBACKS CASH/DEFERRED PROFIT SHARING PLAN COVINGTON KY					5.83%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN						15.54%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN						18.07%

WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WST VIRGINIA SAVINGS PLAN TRUST ATTN MARILYN ORR WOODBURY MN								21.55%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN								36.37%
GPC AS AGENT FOR RELIANCE TRUST COMPANY FBO CRAWFORD PIMENTEL CO 401(K)PSP PLAN ATLANTA GA							10.67%
MG TRUST CO AGENT FOR NTC & CO CUST FBO WORLD WIDE GROUP LLC DENVER CO							17.29%
TD AMERITRADE TRUST CO TD AMERITRADE TRUST CO DENVER CO							30.14%
FIIOC FBO ADVANCED DATA SYSTEMS CORP 401K PLAN COVINGTON KY						8.92%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL		9.68%	15.21%	28.88%
NEW YORK LIFE TRUST COMPANY FBO VARIOUS RETIREMENT PLANS PARSIPPANY NJ							27.41%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	9.82%	12.85%	7.83%	7.54%
GPC AGENT FOR RELIANCE TRUST CO FBO LONG BUILDING TECH INC RETPLAN ATLANTA GA						11.22%
CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT 00109801250 ATTN: PETER BOOTH 7TH FLOOR NEW YORK NY		5.69%	9.81%	13.56%	8.11%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				11.47%
PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO: MUTUAL FUND CLIENTS NEWARK NJ				10.93%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT					58.34%	20.18%

UBS FINANCIAL SERVICES INC. FBO ROCKFORD MANUFACTURING 401 (K) SVGS PLAN ERNEST KOELLA TTEE ROCKFORD TN					21.46%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	13.40%	6.77%	6.16%
The Hartford International Growth Fund
STATE STREET BANK AND TRUST CO CUST FBO TRUSTAFF MANAGEMENT INC CINCINNATI OH				10.98%
PENSON FINANCIAL SERVICES INC DALLAS TX						8.59%
KEYBANK NA FBO UNIVERSITY CIRCLE INC CUS CLEVELAND OH							9.48%
NFSC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE COVINGTON KY							50.76%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT						91.41%
STATE STREET BANK AND TRUST CO CUST FBO CINCINNATI UNITED CONTRACTORS INC BOSTON MA					35.10%
MG TRUST CO CUST FBO ALTERNATE SOLUTIONS HOMECARE LLC DENVER CO					52.43%
STATE STREET BANK AND TRUST CO CUST FBO UNITED ENGINEERING COMPANY 401K PLAN PEVELY MO				9.04%
JOAN PASCAK FBO KANNER MENDELSON & SHTEIMAN 401K PSP & TR N PALM BEACH FL				9.28%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		6.59%	5.06%
STATE STREET BANK AND TRUST CO CUST FBO HARLAN GLOBAL MANUFACTURING KANSAS CITY KS				16.17%
PACIFIC LUTHERAN UNIVERSITY ATTN: FIOP TACOMA WA							36.69%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY			9.26%

EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	54.22%	24.33%				7.32%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA			5.05%
WACHOVIA BANK CHARLOTTE NC				48.51%
PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO: MUTUAL FUND CLIENTS NEWARK NJ				12.35%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA				5.47%
STATE STREET BANK AND TRUST CO CUST FBO HENSELER ORTHODONTICS PA WOODBURY MN					17.28%
The Hartford Int’l Opportunities Fund
WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WST VIRGINIA SAVINGS PLAN TRUST ATTN MARILYN ORR WOODBURY MN								20.39%
FIIOC FBO C-E MINERALS INC COVINGTON KY						61.72%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN								20.31%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN								25.64%
FIIOC FBO WHATCOM EDUCATIONAL CREDIT UNION RETIREMENT PLAN COVINGTON KY							93.15%
FIIOC FBO C-E MINERALS (UNION PLAN FOR TN ELCTRO MINERALS, INC) COVINGTON KY						6.10%
GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO GRAND RAPIDS BOLT & NUT CO 401K ATLANTA GA						16.35%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN								5.38%

TIMOTHY SPIRES FBO SPIRES MOTORS INC 401K PSP &TR HILLIARD OH					16.27%
SUSAN CONOVER FBO COLDWELL BANKER MOUNTAIN WEST 401K PSP & TR SALEM OR					18.86%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				6.82%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL				71.04%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY			11.78%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		9.29%	5.93%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	33.86%	13.49%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN						15.11%
RK SALES AND MARKETING INC RUSSELL HEITHOFF TRUSTEE IND (K) BENTONVILLE AR					6.41%
The Hartford Int’l Small Company Fund
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN						37.00%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN						5.59%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN						25.11%
STRAFE & CO FBO PEEL PARTNERSHIP L P I WESTERVILLE OH				67.07%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY		6.21%		14.55%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	9.21%	9.84%	5.75%

EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	22.63%	6.59%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			6.00%	8.59%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN						14.11%
The Hartford MidCap Fund
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	31.28%	21.36%		5.31%
CHARLES SCHWAB TRUST CO TTEE MILWAUKEE GEAR & TREAT ALL METALS PHOENIX AZ					15.07%
TD AMERITRADE TRUST CO DENVER CO					9.70%
MG TRUST CO CUST FBO H & G MARKETING INC 401K PLAN DENVER CO					6.17%
TD AMERITRADE TRUST CO DENVER CO					6.02%
COUNSEL TR DBA MATC FBO PLASTIC PROMOTIONS INC 401K RETPLAN PITTSBURGH PA					5.86%
NFS LLC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS COVINGTON KY						22.25%
CALHOUN & CO C/O COMERICA BANK DETROIT MI						12.92%
VANGUARD FIDUCIARY TRUST CO FBO VARIOUS RETIREMENT PLANS VALLEY FORGE PA						10.63%
ILSLEY TRUST CO NA VALLEE & CO FBO SG C/O MARSHALL MILWAUKEE WI						5.91%
CHARLES SCHWAB TRUST CO TTEE VIRCHOW KRAUSE & CO 401K SVGS PHOENIX AZ					23.32%
WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WST VIRGINIA SAVINGS PLAN TRUST ATTN MARILYN ORR WOODBURY MN						13.20%
PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO MUTUAL FUND CLIENTS NEWARK NJ				26.87%

NFS LLC FEBO FIDELITY PERSONAL TR TTEE CLYDE CO INC RETPLAN OREM UT						11.88%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY			7.94%	13.01%	22.54%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			6.77%	24.66%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				8.18%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT					11.75%		5.16%
MG TRUST CO CUST FBO NASHVILLE PLYWOOD INC 401K PSP DENVER CO					8.32%
MG TRUST CO CUST FBO BRADSHAW COLLISION CENTERS LLC DENVER CO					8.32%
L3 MARINE CONSULTING LLC 401K PLAN MARK LUKENS TRUSTEE IND (K) ARLINGTON VA					5.32%
FIIOC FBO NAVISITE RETIREMENT PLAN COVINGTON KY						16.61%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	5.68%	10.46%	7.30%
The Hartford MidCap Value Fund
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN								9.61%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD TARGET RETIREMENT 2030 FUND ATTN: MARILYN ORR WOODBURY MN								8.75%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN								5.34%
STATE STREET BANK & TRUST CO COMM EST THE HARTFORD TARGET RETIREMENT 2015 WOODBURY MN								5.76%

STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN							6.73%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	52.81%	17.88%
T. ROWE PRICE RETIREMENT PLAN SVCS FBO RETIREMENT PLAN CLIENTS OWINGS MILLS MD							15.97%
WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WST VIRGINIA SAVINGS PLAN TRUST ATTN MARILYN ORR WOODBURY MN							29.21%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		8.04%	6.68%
ATTN MUT FUNDS 11270 W PARK PL NFS LLC FEBO MARSHALL & ILSLEY TRUST CO NA FBO BANK 98 DLY RCRDKPG MILWAUKEE WI							7.56%
The Hartford Money Market Fund
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		10.21%	6.73%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT							61.39%
GPC AGENT FOR RELIANCE TRUST CO FBO MUSTANG ENGINEERING 401K PLAN ATLANTA GA						84.65%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY			9.71%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN							38.61%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT	5.57%			76.27%	94.19%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	14.60%	10.25%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIRMENT PLANS HARTFORD CT				14.90%		12.86%

The Hartford Select SmallCap Value Fund
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT	75.54%	36.49%	23.79%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	6.55%	6.66%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	5.99%	13.62%	5.52%
STIFEL NICOLAUS & CO INC ROGER L GROSSMAN SAINT LOUIS MO			5.11%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN				44.10%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN				23.99%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN				20.90%
The Hartford Short Duration Fund
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY		5.36%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN				18.14%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN				25.44%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			12.10%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	20.79%	12.12%	8.33%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	28.75%	20.07%	13.58%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN				53.91%

The Hartford Small Company Fund
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 008 MINISTRY HEALTH CARE LEGACY INC MILWAUKEE WI		12.06%
WELLS FARGO BANK NA FBO RETPLAN SVCS MINNEAPOLIS MN					5.01%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN					5.31%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN					6.00%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN					8.87%
WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WEST VIRGINIA SAVINGS PLAN TR DTD 02/20/2002 ATTN MARILYN ORR WOODBURY MN					16.33%
NFSC FEBO # F2J-000019 FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS COVINGTON KY					51.98%
ATTN MUT FUNDS NFS LLC FEBO MARSHALL & ILSLEY TRUST CO NA FBO BANK 98 DLY RCRDKPG MILWAUKEE WI				5.57%
ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS GREENWOOD VLG CO				5.75%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIREMENT PLANS HARTFORD CT				8.36%
WILMINGTON TRUST CO TTEE FBO 401K ST PAUL ELEC CONST WORKERS DEF COMP C/O MUTUAL FUNDS WILMINGTON DE				11.01%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT		27.53%	60.26%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 002 MINISTRY HEALTH CARE INC MILWAUKEE WI		29.01%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA	19.08%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL				23.47%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY			9.25%	10.73%
WELLS FARGO INVESTMENTS LLC FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS MINNEAPOLIS MN	9.47%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	10.37%	9.45%	7.53%	11.57%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	15.47%	7.46%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA	16.35%				11.15%	19.94%
WELLS FARGO BANK WEST NA FBO VARIOUS FASCORP RECORDKEPT PLN OMNI WELLS FARGO INSTITUTIONAL GREENWOOD VLG CO					9.31%
The Hartford Small/Mid Cap Equity Fund
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	11.50%	10.41%	11.42%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD TARGET RETIREMENT 2020 FUND ATTN MARILYN ORR WOODBURY MN							16.99%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN							20.11%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN							22.65%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA	6.35%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD TARGET RETIREMENT 2030 FUND ATTN: MARILYN ORR WOODBURY MN							16.93%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	18.76%	9.65%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			6.90%

The Hartford SmallCap Growth Fund
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT				77.06%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN						6.31%
NORTHERN TRUST COMPANY CUSTODIAN FBO ACF-ADVOCATE A/C 26-20488 CHICAGO IL						7.88%
NFSC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS COVINGTON KY						74.50%
ATTN MUT FUNDS NFS LLC FEBO MARSHALL & ILSLEY TRUST CO NA MILWAUKEE WI					96.29%
JOHN MULKEY FBO ZUFFA LLC 401K PSP &TR LAS VEGAS NV				5.40%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIREMENT PLANS HARTFORD CT				11.73%
MG TRUST CO TTEE SAN GABRIEL TRANSIT & AFFILIATES DENVER CO			8.98%
BADGER SPORTING GOODS CO INC TTEE F BADGER SPORTING GOODS CO INC PSP C/O FASCORE LLC GREENWOOD VLG CO			11.13%
L3 MARINE CONSULTING LLC 401K PLAN MARK LUKENS TRUSTEE IND (K) ARLINGTON VA			20.16%
MG TRUST CO CUST FBO PM&R NORTH INC 401K PLAN DENVER CO			42.39%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL		5.57%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA		32.19%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	11.33%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD TARGET RETIREMENT 2030 FUND ATTN: MARILYN ORR WOODBURY MN						5.47%

PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	8.06%	9.72%	6.99%	54.01%
The Hartford Strategic Income Fund
PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO MUTUAL FUND CLIENTS NEWARK NJ				10.87%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD TARGET RETIREMENT 2020 FUND ATTN: MARILYN ORR WOODBURY MN								18.49%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN								26.60%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN								53.27%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			8.29%	16.40%
WELLS FARGO INVESTMENTS LLC FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS MINNEAPOLIS MN	7.26%		6.46%	7.95%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	17.36%	14.85%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	16.49%	20.36%	15.28%	18.42%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				25.48%
The Hartford Target Retirement 2010 Fund
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT	59.80%				84.14%	94.16%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	5.89%
MG TRUST CO CUST FBO FRCA DENVER CO					5.52%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT							93.54%

H L INVESTMENT ADVISORS ATTN MARILYN ORR WOODBURY MN					100.00%
The Hartford Target Retirement 2015 Fund
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT		58.03%	31.20%	7.27%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT		37.71%	53.29%	89.85%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIREMENT PLANS HARTFORD CT			11.67%
The Hartford Target Retirement 2020 Fund
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO		5.50%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT				95.93%
H L INVESTMENT ADVISORS ATTN MARILYN ORR WOODBURY MN					100.00%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT	59.58%	78.05%	93.73%
The Hartford Target Retirement 2025 Fund
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT		50.35%	35.77%	15.64%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT		44.52%	46.90%	83.92%
GPC AGENT FOR RELIANCE TRUST CO FBO HUFF POOLE & MAHONEY RETPLAN ATLANTA GA			5.17%
The Hartford Target Retirement 2030 Fund
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT				92.48%
H L INVESTMENT ADVISORS ATTN MARILYN ORR WOODBURY MN					100.00%

COUNSEL TRUST DBA MATC FBO TEXAS OUTDOOR POWER EQUIPMENT 401 K PROFIT SHARING PLAN & TRUST PITTSBURGH PA		27.29%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT	59.50%	59.84%	96.94%
The Hartford Target Retirement 2035 Fund
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT		44.30%	27.05%
GPC AGENT FOR RELIANCE TRUST CO FBO HUFF POOLE & MAHONEY RETPLAN ATLANTA GA			16.45%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIREMENT PLANS HARTFORD CT			5.58%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT		55.70%	47.37%	97.55%
The Hartford Target Retirement 2040 Fund
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT		59.69%	48.76%	88.19%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT		36.83%	46.17%	9.06%
The Hartford Target Retirement 2045 Fund
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT		79.74%	71.57%	97.86%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT			5.67%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT		20.20%	16.90%
The Hartford Target Retirement 2050 Fund
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT		73.71%	75.11%	97.94%

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						16.53%	23.41%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIRMENT PLANS HARTFORD CT						9.38%
The Hartford Tax-Free National Fund
HELEN C JOHNSON AND MARSHA D FUERST JTTEN WHITE BEAR LK MN				5.96%
NFS LLC FEBO J KENNETH DAVIDSON TTEE J KENNETH DAVIDSON TR YUKON OK					14.42%
RAYMOND JAMES & ASSOC INC FBO REINHOLD A PREIK TTEE REINHOLD A PREIK TRUST AMELIA ISLAND FL					41.48%
THOMAS A HEBERT OCONOMOWOC WI				7.44%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			9.48%		10.41%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT	6.35%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	6.37%	11.62%	10.25%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	40.61%	19.20%	6.14%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA					17.45%
The Hartford Total Return Bond Fund
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						50.68%	96.80%	38.07%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT								20.85%
SAXON & CO PHILADELPHIA PA									5.71%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN									8.11%

STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN								8.33%
WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WST VIRGINIA SAVINGS PLAN TRUST ATTN MARILYN ORR WOODBURY MN								13.66%
STATE STREET BANK AND TRUST CUST FBO HARTFORD CHECKS & BALANCES FND ATTN: MARILYN ORR WOODBURY MN								57.91%
COUNSEL TR DBA MATC FBO FIREBIRDS INTERNATIONAL LLC 401K PSP & TR PITTSBURGH PA							7.04%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIRMENT PLANS HARTFORD CT					19.05%		29.92%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	59.17%	28.30%	7.37%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY				8.32%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA				42.98%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			5.35%	8.06%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	7.30%	10.17%	10.95%
CAPITAL BANK & TRUST CO TTEE F SHIFFLER EQUIPMENT SALES INC 401K P GREENWOOD VLG CO					5.18%
The Hartford Value Fund
DBTCO TTEE COUNSEL TRUST CO FBO GREENE PLASTICS 401K RETPLAN DUBUQUE IA						75.97%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD BALANCED ALLOC ATTN MARILYN ORR WOODBURY MN								26.84%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL		5.57%	6.07%	8.09%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD GROWTH ALLOCATION ATTN MARILYN ORR WOODBURY MN								33.00%

STATE STREET BANK & TRUST CUST FBO THE HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN								13.46%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT							100.00%
FRONTIER TRUST COMPANY FBO PREMIER FINANCIAL 401K FARGO ND						24.03%
WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WST VIRGINIA SAVINGS PLAN TRUST ATTN MARILYN ORR WOODBURY MN								16.10%
J MICHAEL FAY DDS PA TTEE FBO J MICHAEL FAY DDS PA 401K C/O FASCORE LLC GREENWOOD VLG CO					30.77%
FRONTIER TRUST CO FBO BERGEN FUNERAL SERVICE INC 401K FARGO ND					32.16%
NFS LLC FEBO HUNTINGTON NATIONAL BANK COLUMBUS OH				14.26%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY			6.77%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	9.24%	14.36%		20.74%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	46.10%	14.02%
NFS LLC FEBO HUNTINGTON NATIONAL BANK COLUMBUS OH				16.10%
ORCHARD TRUST CO LLC CUST FBO OPP FUNDS RECORDK PRO RET PL GREENWOOD VLG CO					28.22%
The Hartford Value Opportunities Fund
STATE STREET BANK & TRUST COMM EST THE HARTFORD BALANCED ALLOCATION ATTN MARILYN ORR WOODBURY MN								8.99%
WAYNE HALL FBO NEWPORT AVIATION INC 401K PSP &TR HOUSTON TX							66.69%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT							17.24%
COUNSEL TR DBA MATC FBO SOURCE ONE SPARES INC 401K PSP & TR PITTSBURGH PA							16.08%

WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WEST VIRGINIA SAVINGS PLAN TR ATTN MARILYN ORR WOODBURY MN					35.00%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD CONSERVATIVE ALLOC ATTN MARILYN ORR WOODBURY MN					12.19%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT				97.74%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD AGGRESSIVE GROWTH ATTN MARILYN ORR WOODBURY MN					9.34%
STATE STREET BANK AND TRUST CO CUST FBO DAY NURSERY ASSOCIATION INDIANAPOLIS IN			17.94%
STATE STREET BANK & TRUST COMM EST THE HARTFORD TARGET RETIREMENT 2030 WOODBURY MN					7.07%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD TARGET RETIREMENT 2030 FUND ATTN MARILYN ORR WOODBURY MN					11.59%
STATE STREET BANK AND TRUST CO FBO CENTRAL MAINTENANCE & SERVICE CO PITTSBURGH PA			5.40%
STATE STREET BANK AND TRUST CO CUST FBO THE LGI NETWORK LLC RANDOLPH NJ			7.35%
STATE STREET BANK AND TRUST CO CUST FBO AGINCOURT WALLBOARD LLC BOSTON MA			7.89%
TRITEC COMPANIES TEE FBO TRITEC COMPANIES 401K C/O FASCORE LLC GREENWOOD VLG CO			17.19%
WELLS FARGO INVESTMENTS LLC FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS MINNEAPOLIS MN		8.05%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA		12.57%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL	7.06%	15.22%
CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH NEW YORK NY	9.90%	22.22%

PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		9.66%	8.56%	19.24%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	44.85%	16.40%
STATE STREET BANK & TRUST CUST FBO THE HARTFORD TARGET RETIREMENT 2010 FUND ATTN MARILYN ORR WOODBURY MN						6.59%
STATE STREET BANK AND TRUST COMPANY FBO MARVIN MAESER PLUMBING 401K LOUISVILLE KY					14.28%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund.  A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders.  As of January 1, 2010, Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record 81.29% of Diversified International Fund, 100% of Global Enhanced Dividend Fund, 53.64% of Target Retirement 2015, 54.61% of Target Retirement 2025, 61.24% of Target Retirement 2035, 62.41% of Target Retirement 2040, 81.66% of Target Retirement 2045 and 81.55% of Target Retirement 2050, and therefore, is a control person of each of those Funds.

INVESTMENT MANAGEMENT ARRANGEMENTS

Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HIFSCO.  The investment management agreements provide that HIFSCO, subject to the supervision and approval of the applicable Company’s board of directors, is responsible for the management of each Fund.  In addition, HIFSCO provides administrative services to both Companies, including, personnel, services, equipment and facilities and office space for proper operation of the Companies.  Although HIFSCO, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.

With respect to Floating Rate Fund, Global Enhanced Dividend Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Small/Mid Cap Equity Fund, Strategic Income Fund, Tax-Free National Fund, Total Return Bond Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Growth Fund, Conservative Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund, HIFSCO has entered into an investment services agreement with Hartford Investment Management for the provision of the day-to-day investment management services.  With respect to Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Diversified International Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Global Research Fund, Global Growth Fund, Global Health Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Value Fund and Value Opportunities Fund, HIFSCO has entered into an investment sub-advisory agreement with Wellington Management.  Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the applicable Company’s board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund.  With respect to Select SmallCap Value Fund, HIFSCO has entered into investment sub-advisory agreements with KAR, MetWest Capital and SSgA FM.  Under the sub-advisory agreements, KAR, MetWest Capital and SSgA FM, subject to the general supervision of the applicable Company’s board of directors and HIFSCO, are responsible for (among other things) the day-to-day investment and reinvestment of the assets of Select SmallCap Value Fund and furnishing advice and recommendations with respect to investments and the purchase and sale of appropriate securities for Select SmallCap Value Fund.  With respect to Checks and Balances Fund, HIFSCO does not employ the services of a sub-adviser in its management of the fund.

Hartford Investment Management administers the asset allocation program for Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund.  HIFSCO administers the asset allocation program for Checks and Balances Fund.

The Funds (except the funds of funds) rely on an exemptive order from the SEC under which they use a “Manager of Managers” structure.  HIFSCO has responsibility, subject to oversight by the applicable Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement.  The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the applicable Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund.  Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The specific conditions of the exemptive order are as follows:

1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities.

2. The applicable Funds must disclose in their prospectuses the existence, substance and effect of the exemptive order.  In addition, the applicable Funds must hold themselves out to the public as employing the Manager of Managers structure.  The prospectuses will prominently disclose that HIFSCO has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders participating in the applicable Funds will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure.  This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser.  HIFSCO will meet this condition by providing shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), except as modified by the order to permit aggregate fee disclosure.

4. HIFSCO will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders.

5. At all times, a majority of the Board of Directors of the Company will be directors who are not “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act, of the Company (“Independent Directors”), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

6. When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors’ minutes, that the change is in the best interests of the Fund and the shareholders participating in the Fund and does not involve a conflict of interest from which HIFSCO or the affiliated sub-adviser derives an inappropriate advantage.

7. HIFSCO will provide general management services to the Company and the applicable Funds, including overall supervisory responsibility for the general management and investment of each applicable Fund’s investments portfolio, and, subject to review and approval by the Board of Directors, will: (a) set the applicable Fund’s overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the applicable Fund’s assets; (c) allocate and, when appropriate, reallocate the applicable Fund’s assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the applicable Fund’s investment objective, policies and restrictions.

8. No director or officer of the Company or directors or officers of HIFSCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HIFSCO or any entity that controls, is controlled by or is under common control with HIFSCO; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

9. The Company will include in its registration statement the aggregate fee disclosure.

10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Funds.  The selection of such counsel will be within the discretion of the then-existing Independent Directors.

11. HIFSCO will provide the Board of Directors, no less often than quarterly, with information about HIFSCO’s profitability.  Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

12. When a sub-adviser is hired or terminated, HIFSCO will provide the Board of Directors with information showing the expected impact on HIFSCO’s profitability.

As provided by the investment management agreements, each Fund pays HIFSCO an investment management fee (except Checks and Balances Fund, which pays no management fee), which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets.  With respect to each of the Funds, except Checks and Balances Fund, HIFSCO, not any Fund, pays the sub-advisory fees to the applicable sub-adviser(s) and the investment services fee to Hartford Investment Management.

MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value as follows:

Diversified International Fund and Select SmallCap Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	1.0000%
Next $500 million	0.9500%
Next $4 billion	0.9000%
Next $5 billion	0.8975%
Amount Over $10 billion	0.8950%

Capital Appreciation II Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	1.0000%
Next $250 million	0.9500%
Next $500 million	0.9000%
Next $4 billion	0.8500%
Next $5 billion	0.8475%
Amount Over $10 billion	0.8450%

Global Enhanced Dividend Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	1.0000%
Next $500 million	0.9500%
Next $4 billion	0.9000%
Next $5 billion	0.8800%
Amount Over $10 billion	0.8700%

Global Research Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8750%
Next $4 billion	0.8500%
Next $5 billion	0.8475%
Amount Over $10 billion	0.8450%

Global Health Fund, International Growth Fund and International Small Company Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8500%
Next $4 billion	0.8000%
Next $5 billion	0.7975%
Amount Over $10 billion	0.7950%

Growth Fund and Growth Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	0.9000%
Next $150 million	0.8000%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

SmallCap Growth Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	0.9000%
Next $150 million	0.8000%
Next $250 million	0.7000%
Next $4.5 billion	0.6500%
Next 5 billion	0.6300%
Amount Over $10 billion	0.6200%

Fundamental Growth Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.8000%
Next $4 billion	0.7500%
Next $5 billion	0.7475%
Amount Over $10 billion	0.7450%

Small Company Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8500%
Next $250 million	0.8000%
Next $500 million	0.7500%
Next $500 million	0.7000%
Next $3.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

Global Growth Fund, International Opportunities Fund and MidCap Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.7500%
Next $4 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

Value Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	0.8000%
Next $150 million	0.7500%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

MidCap Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8000%
Next $500 million	0.7250%
Next $4 billion	0.6750%
Next $5 billion	0.6725%
Amount Over $10 billion	0.6700%

Capital Appreciation Fund and Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8000%
Next $500 million	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%

Equity Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%

Small/Mid Cap Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

Disciplined Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6750%
Next $4 million	0.6250%
Next $5 million	0.6225%
Amount Over $10 billion	0.6200%

Dividend and Growth Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $4 billion	0.6000%
Next $5 billion	0.5975%
Amount Over $10 billion	0.5950%

Balanced Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7250%
Next $250 million	0.7000%
Next $500 million	0.6750%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%

High Yield Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $500 million	0.6500%
Next $4 billion	0.6000%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

Advisers Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6900%
Next $500 million	0.6250%
Next $4 billion	0.5750%
Next $5 billion	0.5725%
Amount Over $10 billion	0.5700%

Floating Rate Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $4.5 billion	0.6000%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

Total Return Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5250%
Next $4 billion	0.5000%
Next $5 billion	0.4800%
Amount Over $10 billion	0.4700%

Income Fund and Inflation Plus Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $4.5 billion	0.5000%
Next $5 billion	0.4800%
Amount Over $10 billion	0.4700%

High Yield Municipal Bond Fund and Strategic Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $4 billion	0.4750%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%

Tax-Free National Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5000%
Next $4.5 billion	0.4500%
Next $5 billion	0.4300%
Amount Over $10 billion	0.4200%

Short Duration Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4500%
Next $4.5 billion	0.4000%
Next $5 billion	0.3800%
Amount Over $10 billion	0.3700%

Money Market Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.4500%
Next $4 billion	0.4000%
Next $5 billion	0.3800%
Amount Over $10 billion	0.3700%

Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.1500%
Next $4.5 billion	0.1000%
Next $5 billion	0.0800%
Amount Over $10 billion	0.0700%

SUB-ADVISORY/INVESTMENT SERVICES FEES

The sub-advisory/investment services fee rates are as follows:

Floating Rate Fund, Global Enhanced Dividend Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Small Company Fund (HIMCO’s portion), SmallCap Growth Fund (HIMCO’s portion), Small/Mid Cap Equity Fund, Strategic Income Fund, Tax-Free National Fund, Total Return Bond Fund, Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund

Average Daily Net Assets	Annual Rate
All Assets	At Cost

Diversified International Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.5300%
Next $250 million	0.4800%
Next $500 million	0.4300%
Amount over $1 billion	0.4100%

Capital Appreciation II Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.5000%
Next $250 million	0.4500%
Next $500 million	0.4000%
Amount Over $1 billion	0.3500%

Global Research Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.4500%
Next $250 million	0.4000%
Next $500 million	0.3750%
Amount Over $1 billion	0.3500%

Global Health Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.4500%
Next $400 million	0.3500%
Amount over $500 million	0.3000%

International Small Company Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.4000%
Next $100 million	0.3500%
Amount over $150 million	0.2750%

Fundamental Growth Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.4000%
Next $100 million	0.3000%
Amount over $150 million	0.2500%

MidCap Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.4000%
Next $100 million	0.3000%
Next $350 million	0.2500%
Amount over $500 million	0.2333%

International Growth Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.4000%
Next $100 million	0.3000%
Next $350 million	0.2500%
Amount over $500 million	0.2250%

MidCap Value Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.4000%
Next $100 million	0.3000%
Next $350 million	0.2500%
Amount over $500 million	0.2167%

Global Growth Fund, Growth Fund, International Opportunities Fund, SmallCap Growth Fund (Wellington’s portion) and Value Opportunities Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.4000%
Next $100 million	0.3000%
Next $350 million	0.2500%
Amount over $500 million	0.2000%

Equity Income Fund and Value Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.3500%
Next $100 million	0.2750%
Next $350 million	0.2250%
Amount over $500 million	0.1750%

Small Company Fund (Wellington’s portion)

Average Daily Net Assets	Annual Rate
All Assets	0.3750%

Disciplined Equity Fund and Dividend and Growth Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.3250%
Next $100 million	0.2500%
Next $350 million	0.2000%
Amount over $500 million	0.1500%

Balanced Income Fund*

Average Daily Net Assets	Annual Rate
First $250 million	0.2700%
Next $250 million	0.2200%
Next $500 million	0.2100%
Amount over $1 billion	0.1700%

Growth Opportunities Fund

Average Daily Net Assets	Annual Rate
All Assets	0.2700%

Capital Appreciation Fund

Average Daily Net Assets	Annual Rate
All Assets	0.2500%

Advisers Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.2200%
Next $100 million	0.1800%
Next $350 million	0.1500%
Amount over $500 million	0.1250%

* There is a temporary fee waiver by Wellington Management in effect from October 1, 2009 through October 31, 2010.  The annual rates pursuant to this temporary fee waiver are as follows:  First $250 million, 0.0200%; Next $250 million, 0.0000%; Next $500 million, 0.0000%; and Amount over $1 billion, 0.0000%.

ADVISORY FEE PAYMENT HISTORY

For the last three fiscal years, each Fund paid HIFSCO the following advisory fees:

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2009	NET PAID*
Advisers Fund	$4,912,839	$1,091,388	$3,821,451
Balanced Income Fund	$347,138	$70,282	$276,856
Capital Appreciation Fund	$93,439,832	$479,741	$92,960,091
Capital Appreciation II Fund	$8,598,755	$140,432	$8,458,323
Checks and Balances Fund	—	$89,882	$—89,882	(a)
Disciplined Equity Fund	$1,264,790	$462,990	$801,800
Diversified International Fund	$134,484	$190,627	$—56,143	(b)
Dividend and Growth Fund	$21,458,422	$297,486	$21,160,936
Equity Income Fund	$5,087,497	$141,323	$4,946,174
Floating Rate Fund	$13,463,696	$187,431	$13,276,265
Fundamental Growth Fund	$404,703	$96,953	$307,750
Global Enhanced Dividend Fund	$62,596	$62,596	$—
Global Growth Fund	$3,355,111	$1,726,283	$1,628,828
Global Health Fund	$4,095,724	$225,637	$3,870,087
Global Research Fund	$250,540	$132,871	$117,669
Growth Fund	$4,875,391	$759,426	$4,115,965
Growth Opportunities Fund	$13,317,837	$2,336,162	$10,981,675
High Yield Fund	$1,676,596	$318,138	$1,359,458
High Yield Municipal Bond Fund	$1,886,667	$245,049	$1,641,618
Income Fund	$1,248,739	$148,820	$1,099,919
Inflation Plus Fund	$5,564,126	$1,023,311	$4,540,815
International Growth Fund	$2,446,029	$1,481,304	$964,725
International Opportunities Fund	$2,513,014	$518,043	$1,994,971
International Small Company Fund	$1,205,651	$319,664	$885,987
MidCap Fund	$15,491,871	$86,658	$15,405,213
MidCap Value Fund	$1,330,098	$672,802	$657,296
Money Market Fund	$4,188,161	$4,148,138	$40,023

Select SmallCap Value Fund	$720,278	$6,970	$713,308
Short Duration Fund	$948,149	$20,053	$928,096
Small Company Fund	$4,613,624	$804,218	$3,809,406
SmallCap Growth Fund	$1,231,285	$546,136	$685,149
Small/Mid Cap Equity Fund	$197,454	$170,169	$27,285
Strategic Income Fund	$1,471,324	$—	$1471,324
Tax-Free National Fund	$1,066,314	$82,974	$983,340
Total Return Bond Fund	$8,497,326	$410,519	$8,080,807
Value Fund	$2,587,461	$47,527	$2,539,934
Value Opportunities Fund	$811,576	$389,082	$422,494
Equity Growth Allocation Fund	$293,301	$196,573	$96,728
Growth Allocation Fund	$814,004	$62,450	$751,554
Balanced Allocation Fund	$948,195	$36,027	$912,168
Conservative Allocation Fund	$280,388	$21,058	$259,330
Target Retirement 2010 Fund	$24,865	$134,503	$—109,638	(c)
Target Retirement 2015 Fund	$5,155	$61,491	$—56,336	(d)
Target Retirement 2020 Fund	$52,434	$202,748	$—150,314	(e)
Target Retirement 2025 Fund	$5,051	$59,527	$—54,476	(f)
Target Retirement 2030 Fund	$50,076	$216,399	$—166,323	(g)
Target Retirement 2035 Fund	$4,760	$60,358	$—55,598	(h)
Target Retirement 2040 Fund	$4,644	$61,130	$—56,486	(i)
Target Retirement 2045 Fund	$4,606	$59,249	$—54,643	(j)
Target Retirement 2050 Fund	$4,520	$58,964	$—54,444	(k)

*Gross fees offset by amount of Expense Reimbursement on total operating expenses.

a.               Reimbursement of $89,882 exceeds advisory fee of $0

b.              Reimbursement of $190,627 exceeds advisory fee of $134,484

c.               Reimbursement of $134,503 exceeds advisory fee of $24,865

d.              Reimbursement of $61,491 exceeds advisory fee of $5,155

e.               Reimbursement of $202,748 exceeds advisory fee of $52,434

f.                 Reimbursement of $59,527 exceeds advisory fee of $5,051

g.              Reimbursement of $216,399 exceeds advisory fee of $50,076

h.              Reimbursement of $60,358 exceeds advisory fee of $4,760

i.                  Reimbursement of $61,130 exceeds advisory fee of $4,644

j.                  Reimbursement of $59,249exceeds advisory fee of $4,606

k.               Reimbursement of $58,964 exceeds advisory fee of $4,520

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2008	NET PAID*
Advisers Fund	$8,052,133	$53,196	$7,998,937
Balanced Income Fund	$373,551	$6,711	$366,840
Capital Appreciation Fund	$131,467,196	—	$131,467,196
Capital Appreciation II Fund	$12,569,407	—	$12,569,407
Checks and Balances Fund	—	$31,745	$—31,745	(a)
Disciplined Equity Fund	$2,273,308	$147,730	$2,125,578
Diversified International Fund	$55,772	$24,917	$30,855
Dividend and Growth Fund	$25,266,602	$232	$25,266,370
Equity Income Fund	$6,646,402	$459,283	$6,187,119
Floating Rate Fund	$18,995,648	$73,740	$18,921,908
Fundamental Growth Fund	$491,364	$22,915	$468,449
Global Enhanced Dividend Fund	$82,891	$82,891	$—
Global Research Fund	$122,543	$47,239	$75,304
Global Growth Fund	$5,520,816	$437,191	$5,083,625
Global Health Fund	$7,522,497	$51,873	$7,470,624
Growth Fund	$7,383,451	$137,740	$7,245,711
Growth Opportunities Fund	$17,992,789	$122,149	$17,870,640
High Yield Fund	$1,546,030	$313,602	$1,232,428
High Yield Municipal Bond Fund	$1,159,543	$1,109,888	$49,655
Income Fund	$1,826,717	$93,198	$1,733,519
Inflation Plus Fund	$4,042,364	$593,681	$3,448,683
International Growth Fund	$4,867,750	$55,845	$4,811,905
International Opportunities Fund	$3,516,129	$101,202	$3,414,927
International Small Company Fund	$2,344,548	$57,603	$2,286,945
MidCap Fund	$20,902,289	$—	$20,902,289
MidCap Value Fund	$2,701,385	$196,276	$2,505,109
Money Market Fund	$2,750,938	$398,303	$2,352,635
Select SmallCap Value Fund	$1,050,403	$3,108	$1,047,295
Short Duration Fund	$1,070,427	$40,254	$1,030,173

Small Company Fund	$5,213,372	$110,861	$5,102,511
SmallCap Growth Fund	$2,497,374	$661,242	$1,836,132
Small/Mid Cap Equity Fund	$270,814	$88,468	$182,346
Strategic Income Fund	$1,123,084	$744,714	$378,370
Tax-Free National Fund	$1,103,624	$172,315	$931,309
Total Return Bond Fund	$7,336,266	$302,008	$7,034,258
Value Fund	$3,137,296	$21,817	$3,115,479
Value Opportunities Fund	$1,734,725	$194,630	$1,540,095
Equity Growth Allocation Fund	$406,262	$19,463	$386,799
Growth Allocation Fund	$1,045,875	$—	$1,045,875
Balanced Allocation Fund	$1,179,990	$1	$1,179,989
Conservative Allocation Fund	$310,651	$—	$310,651
Target Retirement 2010 Fund	$21,815	$87,762	$—65,947	(b)
Target Retirement 2020 Fund	$45,043	$89,563	$—44,520	(c)
Target Retirement 2030 Fund	$35,824	$90,414	$—54,590	(d)

*Gross fees offset by amount of Expense Reimbursement on total operating expenses.

a.               Reimbursement of $31,745 exceeds advisory fee of $0

b.              Reimbursement of $87,762 exceeds advisory fee of $21,815

c.               Reimbursement of $89,563 exceeds advisory fee of $45,043

d.              Reimbursement of $90,414 exceeds advisory fee of $35,824

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2007	NET PAID*
Advisers Fund	$10,176,735	$813,217	$9,363,518
Balanced Income Fund	$202,998	$40,297	$162,701
Capital Appreciation Fund	$114,009,872	$—	$114,009,872
Capital Appreciation II Fund	$7,505,989	$—	$7,505,989
Checks and Balances Fund	N/A	N/A	N/A
Disciplined Equity Fund	$2,786,019	$86,753	$2,723,713
Dividend and Growth Fund	$24,039,835	$—	$24,039,835
Equity Income Fund	$6,775,302	$896,535	$5,878,767
Floating Rate Fund	$24,644,662	$30,863	$24,613,799
Fundamental Growth Fund	$562,044	$23,392	$538,652
Global Growth Fund	$6,223,574	$152,047	$6,071,527
Global Health Fund	$7,586,356	$5,168	$7,581,188
Growth Fund	$8,573,497	$99,643	$8,473,854
Growth Opportunities Fund	$10,877,440	$723,647	$10,153,793
High Yield Fund	$1,998,676	$573,702	$1,424,974
High Yield Municipal Bond Fund	$78,147	$111,588	$—33,411	(a)
Income Fund	$1,378,787	$123,406	$1,255,381
Inflation Plus Fund	$3,501,863	$1,104,089	$2,397,774
International Growth Fund	$3,815,913	$14,150	$3,811,944
International Opportunities Fund	$3,010,061	$91,686	$2,974,294
International Small Company Fund	$2,429,446	$30,184	$2,399,262
MidCap Fund	$23,369,825	$—	$23,369,825
MidCap Value Fund	$3,864,950	$51,409	$3,813,541
Money Market Fund	$1,577,598	$499,797	$1,077,801
Select SmallCap Value Fund	$1,025,006	$110	$1,024,896
Short Duration Fund	$1,068,390	$75,487	$992,903
Small Company Fund	$4,125,334	$109,974	$4,015,360
SmallCap Growth Fund	$3,671,496	$884,385	$2,787,111
Small/Mid Cap Equity Fund	$228,605	$84,701	$143,904
Strategic Income Fund	$97,984	$97,984	$—
Tax-Free National Fund	$1,159,211	$440,804	$718,407
Total Return Bond Fund	$5,403,498	$553,765	$4,849,733
Value Fund	$3,006,693	$10,097	$2,996,596
Value Opportunities Fund	$2,131,978	$182,775	$1,949,203
Equity Growth Allocation Fund	$372,809	$99,524	$273,285
Growth Allocation Fund	$1,015,593	$178,310	$837,283
Balanced Allocation Fund	$1,101,491	$39,804	$1,061,687
Conservative Allocation Fund	$262,838	$67,311	$195,527
Target Retirement 2010 Fund	$9,356	$82,173	$—72,817	(b)
Target Retirement 2020 Fund	$16,484	$83,718	$—67,234	(c)
Target Retirement 2030 Fund	$13,343	$84,201	$—70,858	(d)

*Gross fees offset by amount of Expense Reimbursement on total operating expenses.

a.               Reimbursement of $111,588 exceeds advisory fee of $78147

b.              Reimbursement of $82,173 exceeds advisory fee of $9,356

c.               Reimbursement of $83,718 exceeds advisory fee of $16,484

d.              Reimbursement of $84,201 exceeds advisory fee of $13,343

For the last three fiscal years, HIFSCO paid Wellington Management the following sub-advisory fees:

Fund Name	Gross Fees	Fee Waiver 2009	Net Paid
Advisers Fund	$1,107,515	$—	$1,107,515
Balanced Income	$115,276	$—	$115,276
Capital Appreciation Fund	$35,368,120	$—	$35,368,120
Capital Appreciation II Fund	$4,025,408	$—	$4,025,408
Disciplined Equity Fund	$449,446	$—	$449,446
Diversified International Fund	$71,276	$—	$71,276
Dividend and Growth Fund	$5,477,074	$—	$5,477,074
Equity Income Fund	$1,571,737	$—	$1,571,737
Fundamental Growth Fund	$189,370	$—	$189,370
Global Research Fund	$131,863	$—	$131,863
Global Growth Fund	$1,111,741	$—	$1,111,741
Global Health Fund	$1,684,268	$—	$1,684,268
Growth Fund	$1,667,847	$—	$1,667,847
Growth Opportunities Fund	$4,967,104	$—	$4,967,104
International Growth Fund	$804,398	$—	$804,398
International Opportunities Fund	$864,066	$432,033	$432,033
International Small Company Fund	$490,920	$—	$490,920
MidCap Fund	$4,723,649	$—	$4,723,649
MidCap Value Fund	$539,535	$—	$539,535
Small Company Fund	$1,200,134	$—	$1,200,134
SmallCap Growth Fund	$375,173	$—	$375,173
Value Fund	$840,171	$—	$840,171
Value Opportunities Fund	$355,646	$—	$355,646

Fund Name	Gross Fees	Fee Waiver 2008	Net Paid
Advisers Fund	$1,762,583	$—	$1,762,583
Balanced Income	$139,115	$—	$139,115
Capital Appreciation Fund	$46,683,531	$—	$46,683,531
Capital Appreciation II Fund	$5,688,378	$—	$5,688,378
Disciplined Equity Fund	$680,881	$—	$680,881
Diversified International Fund	$29,559	$—	$29,559
Dividend and Growth Fund	$6,429,259	$—	$6,429,259
Equity Income Fund	$1,961,756	$—	$1,961,756
Fundamental Growth Fund	$222,994	$—	$222,994
Global Research Fund	$64,496	$—	$64,496
Global Growth Fund	$1,712,127	$—	$1,712,127
Global Health Fund	$2,916,876	$—	$2,916,876
Growth Fund	$2,384,686	$—	$2,384,686
Growth Opportunities Fund	$6,483,140	$—	$6,483,140
International Growth Fund	$1,471,339	$—	$1,471,339
International Opportunities Fund	$1,159,214	$—	$1,159,214
International Small Company Fund	$852,878	$—	$852,878
MidCap Fund	$6,061,429	$—	$6,061,429
MidCap Value Fund	$919,583	$—	$919,583
Small Company Fund	$1,057,501	$—	$1,057,501
SmallCap Growth Fund	$743,151	$—	$743,151
Value Fund	$994,914	$—	$994,914
Value Opportunities Fund	$635,310	$—	$635,310

Fund Name	Gross Fees	Fee Waiver 2007	Net Paid
Advisers Fund	$2,194,021	$—	$2,194,021
Balanced Income	$75,600	$—	$75,600
Capital Appreciation Fund	$37,361,071	$—	$37,361,071
Capital Appreciation II Fund	$3,527,558	$—	$3,527,558
Disciplined Equity Fund	$809,010	$—	$809,010
Dividend and Growth Fund	$6,017,572	$—	$6,017,572
Equity Income Fund	$1,931,448	$—	$1,931,448
Fundamental Growth Fund	$243,562	$—	$243,562
Global Growth Fund	$1,901,293	$—	$1,901,293
Global Health Fund	$2,939,301	$—	$2,939,301
Growth Fund	$2,687,254	$—	$2,687,254
Growth Opportunities Fund	$3,642,799	$—	$3,642,799
International Growth Fund	$1,184,073	$—	$1,184,073
International Opportunities Fund	$1,010,313	$—	$1,010,313
International Small Company Fund	$879,830	$—	$879,830
MidCap Fund	$6,682,360	$—	$6,682,360
MidCap Value Fund	$1,261,749	$—	$1,261,749
Small Company Fund	$919,002	$—	$919,002
SmallCap Growth Fund	$1,072,825	$—	$1,072,825
Value Fund	$958,132	$—	$958,132
Value Opportunities Fund	$730,554	$—	$730,554

For the last three fiscal years, HIFSCO paid the following sub-advisory fees for Select SmallCap Value Fund and Small/Mid Cap Equity Fund:

FUND NAME	GROSS FEES	FEE WAIVER 2009	NET PAID
Select SmallCap Value	$386,145	—	$386,145
Small/Mid Cap Equity Fund	$—	—	$—

FUND NAME	GROSS FEES	FEE WAIVER 2008	NET PAID
Select SmallCap Value	$562,200	—	$562,200
Small/Mid Cap Equity Fund	$—	—	$—

FUND NAME	GROSS FEES	FEE WAIVER 2007	NET PAID
Select SmallCap Value	$547,388	—	$547,388
Small/Mid Cap Equity Fund	$17,326	—	$17,326

For the last three fiscal years, HIFSCO paid Hartford Investment Management the following sub-advisory fees:

	2009	2008	2007
Floating Rate Fund	$4,053,888	$5,292,318	$4,688,646
Global Enhanced Dividend Fund	$426,395	$382,171	—
High Yield Fund	$446,905	$437,473	$317,183
High Yield Municipal Bond Fund	$762,184	$499,629	$255,508
Income Fund	$374,258	$523,667	$298,826
Inflation Plus Fund	$1,781,061	$1,198,515	$625,386
Money Market Fund	$1,130,008	$846,184	$369,865
Short Duration Fund	$317,835	$346,729	$219,394
Small Company Fund	$467,074	$502,901	$302,612
SmallCap Growth Fund	$197,035	$226,898	$174,828
Small/Mid Cap Equtiy Fund	$337,082	$269,308	$167,838
Strategic Income Fund	$469,973	$347,582	$63,950
Tax-Free National Fund	$506,859	$637,070	$213,672
Total Return Bond Fund	$2,318,549	$2,013,002	$1,056,069
Equity Growth Allocation Fund	$39,840	$64,998	$42,258
Growth Allocation Fund	$39,669	$64,022	$42,258
Balanced Allocation Fund	$39,669	$64,022	$42,258
Conservative Allocation Fund	$39,669	$64,022	$42,258
Target Retirement 2010 Fund	$39,669	$64,022	$42,258
Target Retirement 2015 Fund	$31,829	—	—
Target Retirement 2020 Fund	$39,669	$64,022	$42,258
Target Retirement 2025 Fund	$31,829	—	—
Target Retirement 2030 Fund	$39,669	$64,022	$42,258
Target Retirement 2035 Fund	$31,829	—	—
Target Retirement 2040 Fund	$31,829	—	—
Target Retirement 2045 Fund	$31,829	—	—
Target Retirement 2050 Fund	$31,829	—	—

HIFSCO has contractually agreed to limit the expenses of certain classes of each of the following Funds by reimbursing each of the Funds when total fund operating expenses of the class exceed the following percentages.

FUND NAME	CLASS A	CLASSES B & C	CLASS I	CLASS L	CLASS R3	CLASS R4	CLASS R5	CLASS Y
Advisers Fund	1.18%	N/A	N/A	N/A	1.43%	1.13%	0.83%	N/A
Balanced Income Fund	1.25%	2.00%	N/A	N/A	N/A	N/A	N/A	0.90%
Capital Appreciation Fund	1.29%	N/A	1.04%	N/A	1.54%	1.24%	0.94%	N/A
Capital Appreciation II Fund	1.60%	2.35%	1.35%	N/A	1.85%	1.55%	1.25%	1.25%
Checks and Balances Fund	1.15%	1.90%	0.90%	N/A	1.45%	1.15%	0.95%	N/A
Disciplined Equity Fund	1.35%	2.10%	N/A	N/A	1.60%	1.30%	1.00%	0.95%
Diversified International Fund	1.65%	2.40%	1.40%	N/A	1.90%	1.65%	1.40%	1.30%
Dividend and Growth Fund	1.25%	N/A	1.00%	N/A	1.50%	1.20%	0.90%	N/A
Equity Income Fund	1.25%	2.00%	1.00%	N/A	1.60%	1.30%	1.00%	0.90%
Floating Rate Fund	1.00%	1.75%	0.75%	N/A	1.25%	1.00%	0.85%	0.75%
Fundamental Growth Fund	1.45%	2.20%	N/A	N/A	N/A	N/A	N/A	1.05%
Global Enhanced Dividend Fund	1.60%	2.35%	1.35%	N/A	1.85%	1.60%	1.35%	1.25%
Global Research Fund	1.65%	2.40%	1.40%	N/A	1.90%	1.65%	1.40%	1.30%
Global Growth Fund	1.48%	2.23%	N/A	N/A	1.73%	1.43%	1.13%	1.13%
Global Health Fund	1.60%	2.35%	1.35%	N/A	1.85%	1.55%	1.25%	1.20%
Growth Fund	1.30%	2.05%	1.05%	1.42%	1.55%	1.25%	0.95%	0.95%
Growth Opportunities Fund	1.36%	2.11%	1.11%	1.45%	1.61%	1.31%	1.01%	0.80%
High Yield Fund	1.15%	1.90%	0.90%	N/A	1.40%	1.10%	0.90%	0.90%
High Yield Municipal Bond Fund	1.00%	1.75%	0.75%	N/A	N/A	N/A	N/A	N/A
Income Fund	0.95%	1.70%	N/A	N/A	N/A	N/A	N/A	0.70%
Inflation Plus Fund	0.85%	1.60%	0.60%	N/A	1.25%	1.00%	0.76%	0.60%
International Growth Fund	1.60%	2.35%	1.35%	N/A	1.85%	1.55%	1.25%	1.20%
International Opportunities Fund	1.57%	2.32%	1.32%	N/A	1.82%	1.52%	1.22%	1.22%
International Small Company Fund	1.60%	2.35%	1.35%	N/A	N/A	N/A	N/A	1.20%
MidCap Fund	1.37%	N/A	1.12%	N/A	1.67%	1.37%	1.07%	N/A
MidCap Value Fund	1.35%	2.10%	N/A	N/A	N/A	N/A	N/A	0.95%
Money Market Fund	0.90%	1.65%	N/A	N/A	1.15%	0.85%	0.65%	0.65%
Select SmallCap Value Fund	1.60%	2.35%	N/A	N/A	N/A	N/A	N/A	1.20%
Short Duration Fund	0.90%	1.65%	N/A	N/A	N/A	N/A	N/A	0.65%
Small Company Fund	1.40%	2.15%	1.15%	N/A	1.65%	1.35%	1.05%	1.00%
SmallCap Growth Fund	1.40%	2.15%	1.15%	1.25%	1.65%	1.35%	1.05%	1.05%
Small/Mid Cap Equity Fund	1.30%	2.05%	N/A	N/A	N/A	N/A	N/A	0.90%
Strategic Income Fund	1.15%	1.90%	0.90%	N/A	N/A	N/A	N/A	0.90%
Tax-Free National Fund	0.85%	1.60%	0.60%	0.80%	N/A	N/A	N/A	0.60%

Total Return Bond Fund	1.00%	1.75%	0.75%	N/A	1.25%	1.00%	0.85%	0.75%
Value Fund	1.40%	2.15%	1.15%	N/A	1.65%	1.35%	1.05%	1.00%
Value Opportunities Fund	1.35%	2.10%	1.10%	1.40%	1.60%	1.30%	1.00%	1.00%
Equity Growth Allocation Fund	1.60%	2.35%	1.35%	N/A	1.85%	1.55%	1.25%	N/A
Growth Allocation Fund	1.50%	2.25%	1.25%	N/A	1.81%	1.51%	1.21%	N/A
Balanced Allocation Fund	1.40%	2.15%	1.15%	N/A	1.78%	1.48%	1.18%	N/A
Conservative Allocation Fund	1.35%	2.10%	1.10%	N/A	1.78%	1.48%	1.18%	N/A
Target Retirement 2010 Fund	1.00%	1.75%	N/A	N/A	1.15%	0.85%	0.80%	0.80%
Target Retirement 2015 Fund	N/A	N/A	N/A	N/A	1.15%	0.85%	0.80%	N/A
Target Retirement 2020 Fund	1.05%	1.80%	N/A	N/A	1.20%	0.90%	0.85%	0.85%
Target Retirement 2025 Fund	N/A	N/A	N/A	N/A	1.20%	0.90%	0.85%	N/A
Target Retirement 2030 Fund	1.05%	1.80%	N/A	N/A	1.20%	0.90%	0.85%	0.85%
Target Retirement 2035 Fund	N/A	N/A	N/A	N/A	1.20%	0.90%	0.85%	N/A
Target Retirement 2040 Fund	N/A	N/A	N/A	N/A	1.20%	0.90%	0.85%	N/A
Target Retirement 2045 Fund	N/A	N/A	N/A	N/A	1.25%	0.95%	0.90%	N/A
Target Retirement 2050 Fund	N/A	N/A	N/A	N/A	1.25%	0.95%	0.90%	N/A

Pursuant to the investment management agreements, investment sub-advisory agreements and investment services agreements, neither HIFSCO nor the sub-advisers are liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO or a sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement.  Each sub-adviser, other than Hartford Investment Management, has agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys’ fees incurred by HIFSCO, which result in whole or in part from the applicable sub-adviser’s  misfeasance, bad faith, gross negligence (negligence in the case of SSgA FM) or reckless disregard of its duties as specifically set forth in the respective sub-advisory agreement.

HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1995.  As of December 31, 2009, HIFSCO had approximately $50.5 billion of assets under management.  Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1996.  Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies, and other institutional accounts.  Hartford Investment Management is a wholly-owned subsidiary of The Hartford.  As of December31, 2009, Hartford Investment Management had investment management authority over approximately $143.9 billion in assets.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions.  Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.  As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets (the firm wide asset totals do not include agency mortgage-backed security pass through accounts managed for the Federal Reserve.)

KAR is a registered investment adviser based in Los Angeles, California.  The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy.  As of December 31, 2009, KAR had approximately $4.1 billion in assets under management.  KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad.  MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios.  MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.  Wells Fargo holds a majority interest in MetWest Capital.  As of December 31, 2009, MetWest Capital had investment management authority over approximately $13 billion in assets under management.

SSgA FM is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.  SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation.  SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.  As of December 31, 2009, SSgA FM managed approximately $168.4 billion in assets, and SSgA managed approximately $1.91 trillion in assets.  SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Hartford Life provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of their respective Funds, and Hartford Life.  In consideration of services rendered and expenses assumed pursuant to this agreement, the Funds pay Hartford Life a fee calculated at the following annual rate based on its aggregate net assets shown below.  For the period January 1, 2006 to December 31, 2007, Hartford Life received monthly compensation of 0.015% of each Fund’s (except for the funds of funds) average daily net assets.  With respect to the funds of funds, prior to January 1, 2008, Hartford Life received monthly compensation of 0.01% of each fund of fund’s average daily net assets.

Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Diversified International Fund, Floating Rate Fund, Global Enhanced Dividend Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, Short Duration Fund, Strategic Income Fund and Total Return Bond Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.018%
Next $5 billion	0.016%
Amount Over $10 billion	0.014%

Disciplined Equity Fund, Dividend and Growth Fund, Global Research Fund, Global Growth Fund, Money Market Fund, Small Company Fund and SmallCap Growth Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.016%
Next $5 billion	0.014%
Amount Over $10 billion	0.012%

Capital Appreciation II Fund, Equity Income Fund, Global Health Fund, MidCap Fund, MidCap Value Fund, Tax-Free National Fund, Value Fund and Value Opportunities Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.014%
Next $5 billion	0.012%
Amount Over $10 billion	0.010%

Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Growth Fund, Growth Opportunities Fund, Select SmallCap Value Fund, Small/Mid Cap Equity Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.012%
Amount Over $5 billion	0.010%

Fundamental Growth Fund

Average Daily Net Assets	Annual Fee
All Assets	0.010%

The compensation paid to Hartford Life for such services for the last three fiscal years is as follows:

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2009	NET PAID*
Advisers Fund	$132,145	$—	$132,145
Balanced Income Fund	$8,619	$—	$8,619
Capital Appreciation Fund	$2,298,387	$—	$2,298,387
Capital Appreciation II Fund	$128,064	$—	$128,064
Checks and Balances Fund	$137,870	$—	$137,870
Disciplined Equity Fund	$26,985	$—	$26,985
Diversified International Fund	$2,421	$—	$2,421
Dividend and Growth Fund	$545,624	$—	$545,624
Equity Income Fund	$96,760	$—	$96,760
Floating Rate Fund	$396,448	$—	$396,448
Fundamental Growth Fund	$4,762	$—	$4,762
Global Enhanced Dividend Fund	$1,127	$—	$1,127
Global Growth Fund	$63,161	$—	$63,161
Global Health Fund	$63,931	$—	$63,931

Global Research Fund	$4,220	$—	$4,220
Growth Fund	$77,589	$19,457	$58,132
Growth Opportunities Fund	$222,330	$43,955	$178,375
High Yield Fund	$43,116	$—	$43,116
High Yield Municipal Bond Fund	$61,751	$—	$61,751
Income Fund	$40,871	$—	$40,871
Inflation Plus Fund	$191,329	$—	$191,329
International Growth Fund	$48,924	$—	$48,924
International Opportunities Fund	$53,221	$—	$53,221
International Small Company Fund	$24,115	$—	$24,115
MidCap Fund	$289,870	$—	$289,870
MidCap Value Fund	$23,278	$—	$23,278
Money Market Fund	$149,097	$—	$149,097
Select SmallCap Value Fund	$8,644	$—	$8,644
Short Duration Fund	$37,929	$—	$37,929
Small Company Fund	$90,509	$—	$90,509
SmallCap Growth Fund	$22,629	$10,962	$11,667
Small/Mid Cap Equity Fund	$3,160	$—	$3,160
Strategic Income Fund	$48,157	$—	$48,157
Tax-Free National Fund	$29,859	$916	$28,943
Total Return Bond Fund	$292,219	$—	$292,219
Value Fund	$45,284	$—	$45,284
Value Opportunities Fund	$14,266	$2,622	$11,644
Equity Growth Allocation Fund	$23,466	$—	$23,466
Growth Allocation Fund	$67,883	$—	$67,883
Balanced Allocation Fund	$83,805	$—	$83,805
Conservative Allocation Fund	$22,433	$—	$22,433
Target Retirement 2010 Fund	$1,989	$—	$1,989
Target Retirement 2015 Fund	$412	$—	$412
Target Retirement 2020 Fund	$4,195	$—	$4,195
Target Retirement 2015 Fund	$404	$—	$404
Target Retirement 2030 Fund	$4,007	$—	$4,007
Target Retirement 2035 Fund	$381	$—	$381
Target Retirement 2040 Fund	$372	$—	$372
Target Retirement 2045 Fund	$369	$—	$369
Target Retirement 2050 Fund	$362	$—	$362

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2008	NET PAID*
Advisers Fund	$218,999	$—	$218,999
Balanced Income Fund	$9,035	$—	$9,035
Capital Appreciation Fund	$3,094,786	$—	$3,094,786
Capital Appreciation II Fund	$195,013	$—	$195,013
Checks and Balances Fund	$83,534	$—	$83,534
Disciplined Equity Fund	$44,916	$—	$44,916
Diversified International Fund	$1,004	$—	$1,004
Dividend and Growth Fund	$640,258	$—	$640,258
Equity Income Fund	$129,569	$—	$129,569
Floating Rate Fund	$541,548	$—	$541,548
Fundamental Growth Fund	$6,302	$—	$6,302
Global Enhanced Dividend Fund	$1,486	$—	$1,486
Global Research Fund	$2,064	$—	$2,064
Global Growth Fund	$105,960	$—	$105,960
Global Health Fund	$121,353	$—	$121,353
Growth Fund	$126,360	$32,847	$93,513
Growth Opportunities Fund	$313,630	$79,981	$233,649
High Yield Fund	$38,592	$—	$38,592
High Yield Municipal Bond Fund	$37,578	$—	$37,578
Income Fund	$58,108	$—	$58,108
Inflation Plus Fund	$133,499	$—	$133,499
International Growth Fund	$94,853	$—	$94,853
International Opportunities Fund	$72,306	$—	$72,306
International Small Company Fund	$45,317	$—	$45,317
MidCap Fund	$403,241	$—	$403,241
MidCap Value Fund	$45,156	$—	$45,156
Money Market Fund	$97,063	$—	$97,063
Select SmallCap Value Fund	$13,145	$—	$13,145
Short Duration Fund	$37,525	$—	$37,525

Small Company Fund	$102,240	$—	$102,240
SmallCap Growth Fund	$48,568	$17,151	$31,417
Small/Mid Cap Equity Fund	$4,482	$—	$4,482
Strategic Income Fund	$36,226	$—	$36,226
Tax-Free National Fund	$28,400	$1,055	$27,345
Total Return Bond Fund	$244,752	$—	$244,752
Value Fund	$55,580	$—	$55,580
Value Opportunities Fund	$29,076	$4,381	$24,695
Equity Growth Allocation Fund	$31,546	$—	$31,546
Growth Allocation Fund	$92,637	$—	$92,637
Balanced Allocation Fund	$108,407	$—	$108,407
Conservative Allocation Fund	$24,206	$—	$24,206
Target Retirement 2010 Fund	$1,714	$—	$1,714
Target Retirement 2020 Fund	$3,535	$—	$3,535
Target Retirement 2030 Fund	$2,811	$—	$2,811

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2007	NET PAID*
Advisers Fund	$243,983	$—	$243,983
Balanced Income Fund	$4,200	$—	$4,200
Capital Appreciation Fund	$2,608,184	$—	$2,608,184
Capital Appreciation II Fund	$119,365	$—	$119,365
Checks and Balances Fund	$4,159	$—	$4,159
Disciplined Equity Fund	$52,243	$—	$52,243
Dividend and Growth Fund	$576,053	$—	$576,053
Equity Income Fund	$134,495	$	$134,495
Floating Rate Fund	$610,113	$—	$610,113
Fundamental Growth Fund	$9,679	$—	$9,679
Global Growth Fund	$114,483	$—	$114,483
Global Health Fund	$129,478	$—	$129,478
Growth Fund	$172,626	$43,934	$128,692
Growth Opportunities Fund	$219,347	$100,154	$119,193
High Yield Fund	$39,977	$—	$39,977
High Yield Municipal Bond Fund	$2,131	$—	$2,131
Income Fund	$34,473	$—	$34,473
Inflation Plus Fund	$88,696	$—	$88,696
International Growth Fund	$63,673	$—	$63,673
International Opportunities Fund	$53,124	$—	$53,124
International Small Company Fund	$40,495	$—	$40,495
MidCap Fund	$479,401	$—	$479,401
MidCap Value Fund	$68,212	$—	$68,212
Money Market Fund	$47,333	$—	$47,333
Select SmallCap Value Fund	$15,377	$—	$15,377
Short Duration Fund	$29,141	$—	$29,141
Small Company Fund	$75,274	$—	$75,274
SmallCap Growth Fund	$67,631	$—	$67,631
Small/Mid Cap Equity Fund	$4,457	$—	$4,457
Strategic Income Fund	$2,673	$—	$2,673
Tax-Free National Fund	$22,496	$1,261	$21,235
Total Return Bond Fund	$151,102	$—	$151,102
Value Fund	$56,381	$—	$56,381
Value Opportunities Fund	$35,794	$6,471	$29,323
Equity Growth Allocation Fund	$24,856	$—	$24,856
Growth Allocation Fund	$76,567	$—	$76,567
Balanced Allocation Fund	$85,158	$—	$85,158
Conservative Allocation Fund	$17,524	$—	$17,524
Target Retirement 2010 Fund	$624	$—	$624
Target Retirement 2020 Fund	$1,099	$—	$1,099
Target Retirement 2030 Fund	$890	$—	$890

PORTFOLIO MANAGERS

OTHER ACCOUNTS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

The following table lists the number and types of other accounts sub-advised by Hartford Investment Management managers and assets under management in those accounts as of October 31, 2009:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS		ASSETS MANAGED (in millions)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)

Michael Bacevich	0	(1)	$0	1	$76.6	2	$553.9

Christopher Bade	0	(2)	$0	0	$0	4	$36.0

Paul Bukowski	0	(3)	$0	0	$0	0	$0

Ed Caputo	0	(4)	$0	0	$0	2	$.8

Robert Crusha	1	(5)	$3,686.0	7	$2,556.0	7	$454.7

Kurt Cubbage	3	(6)	$690.0	0	$0	1	$7.1

William Davison	0		$0	0	$0	0	$0

Brian Dirgins	0		$0	0	$0	0	$0

Carlos Feged	1		$686.2	0		$0	$0

Michael Gray	0	(7)	$0	0	$0	4	$471.9

John Hendricks	1	(8)	$1,447.7	1	$64.8	1	$419.8

Mark Niland	2	(9)	$766.1	1	$44.3	7	$4,753.0

Frank Ossino	0		$0	0	$0	0	$0

Joseph Portera	3	(10)	$4,920.6	1	$158.2	10	$3,755.0

Russell Regenauer	1		$1,447.7	0	$0	0	$0

James Serhant	1		$686.2	1	$44.3	0	$0

Adam Tonkinson	1		$3,686.0	9	$12,617.5	12	$2,697

Nasri Toutoungi	2	(11)	$4,840.8	1	$158.2	9	$3,710.2

Hugh Whelan	3	(12)	$690.0	0	$0	5	$13.3

Christopher J. Zeppieri	3	(13)	$4,920.6	1	$158.2	12	$3,789

Vernon Meyer (HIFSCO)	0		$0	0	$0	0	$0

(1) This portfolio manager manages more than one Hartford Fund (Floating Rate Fund and Strategic Income Fund). Assets under management in those Funds total $3,217 million and $342 million, respectively.

(2) This portfolio manager manages more than one Hartford Fund (High Yield Municipal Bond Fund and Tax-Free National Fund). Assets under management in those Funds total $411 million and $250 million, respectively.

(3) This portfolio manager manages more than one Hartford Fund (Global Enhanced Dividend Fund and Small/Mid Cap Equity Fund). Assets under management in those Funds total $7 million and $36 million, respectively

(4) This portfolio manager manages more than one Hartford Fund (Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Equity Growth Allocation Fund). Assets under management in those Funds total $22 million, $5 million, $46 million, $5 million, $46 million, $4 million, $4 million, $4 million $4 million, $220 million, $778 million, $641 million, and $216 million, respectively.

(5) This portfolio manager manages more than one Hartford Fund (Money Market Fund and Short Duration Fund). Assets under management in those Funds total $848 million and $282 million, respectively.

(6) This portfolio manager manages more than one Hartford Fund (Small Company Fund, SmallCap Growth Fund, Select Midcap Value Fund and Small/Mid Cap Equity Fund,). Assets under management in those Funds total $264million, $35 million, $47 million  and $36 million, respectively

(7) This portfolio manager manages more than one Hartford Fund (Income Fund and Strategic Income Fund).  Assets under management in those Funds total $255 million and $342 million, respectively.

(8) This portfolio manager manages more than one Hartford Fund (Inflation Plus Fund and US Government Securities Fund).  Assets under management in those Funds total $1,480 million and $230 million, respectively

(9) This portfolio manager manages more than one Hartford Fund (High Yield Fund and Strategic Income Fund). Assets under management in those Funds total $329 million and $342 million, respectively.

(10) This portfolio manager manages more than one Hartford Fund (Strategic Income and Total Return Bond Fund). Assets under management in those Funds total $342 million and $1,982 million, respectively.

(11) This portfolio manager manages more than one Hartford Fund (Strategic Income and Total Return Bond Fund). Assets under management in those Funds total $342 million and $1,982 million, respectively.

(12) This portfolio manager manages more than one Hartford Fund (Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Equity Growth Allocation Fund, Small Company Fund, SmallCap Growth Fund, Small/Mid Cap Equity Fund, Select Midcap Value Fund and Global Enhanced Dividend Fund). Assets under management in those Funds total $22 million, $5 million, $46 million, $5 million, $46 million, $4 million, $4 million, $4 million $4 million, $220 million, $778 million, $641 million, $216 million, $264 million, $35 million, $36 million, $47 million and $7 million, respectively.

(13) This portfolio manager manages more than one Hartford Fund (Income and Total Return Bond Fund). Assets under management in those Funds total $255 million and $1,981 million, respectively.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Funds. Portfolio managers make investment decisions for each portfolio, including the Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact that Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Funds to Hartford Investment Management. Because a portfolio manager’s compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

Hartford Investment Management’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary Funds’ guidelines, the allocation of securities, and compliance with Hartford Investment Management’s Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management’s portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford

Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager’s overall book of business.

Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management’s trade allocation policy. The trade allocation policy is described in Hartford Investment Management’s Form ADV. Hartford Investment Management’s compliance unit monitors block transactions to assure adherence to the trade allocation policy.

COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

Hartford Investment Management’s portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.

The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to Hartford Investment Management’s success.

The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management’s overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio gross performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on a variety of other factors, such as overall achievements relative to targets.

Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual’s award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. A listing of each Fund and the benchmark by which such Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management). Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on performance of Hartford Investment Management.  A designated portion of Hartford Investment Management’s net operating income will be allocated to long-term incentive awards each year.  The size of actual individual awards will vary greatly.  The awards granted in 2008 and prior years will vest over three years for most participants and five years for Hartford Investment Management’s Managing Directors and will be paid in cash at the end of the vesting period.  The awards to be granted in 2009 and following years will vest over three years for all participants and will be paid in a combination of cash and restricted stock units of The Hartford Financial Services Group, Inc. at the end of the vesting period.

All portfolio managers are eligible to participate in The Hartford’s standard employee health and welfare programs, including retirement.

HIFSCO  HIFSCO manages the Checks and Balances Fund.  The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to HIFSCO’s success.  The annual incentive plan provides cash bonuses dependent on both HIFSCO’s overall performance and individual contributions.  Bonuses vary depending on the scope of accountability and experience level of the individual.  An individual’s award is based upon multiple factors such as leadership, teamwork and overall contribution made during the year but not on performance of the fund.  The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to HIFSCO to be rewarded in the future based on the continued profitable growth of HIFSCO. The size of actual individual awards will vary greatly. The awards will vest over three years. All portfolio managers are eligible to participate in The Hartford’s standard employee health and welfare programs, including retirement.

The benchmark by which each Fund’s performance is measured for compensation purposes is as follows:

FUND	BENCHMARK
Floating Rate Fund	Credit Suisse Leveraged Loan Index
High Yield Fund	Barclays Capital High Yield Corporate Index
High Yield Municipal Bond Fund	Barclays Capital High Yield Municipal Bond Index
Income Fund	Barclays Capital Aggregate Bond Index
Inflation Plus Fund	The Barclays Inflation Index
Money Market Fund	90 day Treasury Bill Index
Short Duration Fund	Barclays Capital 1-3 yr. U.S. Government/Credit Index

Small Company Fund	Russell 2000 Growth Index; Lipper MF Small Cap Growth Average
Small/Mid Cap Equity Fund	Russell 2500 Index
Strategic Income Fund	Barclays Capital U.S. Aggregate Bond Index
Tax-Free National Fund	Barclays Capital Municipal Bond Index
Total Return Bond Fund	Barclays Capital U.S. Aggregate Bond Index
Equity Growth Allocation Fund	S&P 500 Index
Growth Allocation Fund	80% S&P 500 Index; 20% Barclays Capital U.S. Aggregate Bond Index
Balanced Allocation Fund	60% S&P 500 Index; 40% Barclays Capital U.S. Aggregate Bond Index
Conservative Allocation Fund	40% S&P 500 Index; 60% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2010 Fund	56% S&P 500 Index; 44% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2015 Fund	64% S&P 500 Index; 36% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2020 Fund	69% S&P 500 Index; 31% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2025 Fund	76% S&P 500 Index; 24% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2030 Fund	81% S&P 500 Index; 19% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2035 Fund	87% S&P 500 Index; 13% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2040 Fund	91% S&P 500 Index; 9% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2045 Fund	95% S&P 500 Index; 5% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2050 Fund	95% S&P 500 Index; 5% Barclays Capital U.S. Aggregate Bond Index

EQUITY SECURITIES BENEFICIALLY OWNED BY HIFSCO OR HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

The dollar ranges of equity securities beneficially owned by HIFSCO or Hartford Investment Management portfolio managers in the Funds they sub-advise, as well as the funds of funds, are as follows for the fiscal year ended October 31, 2009:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED/MANAGED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Michael Bacevich	Floating Rate Fund Strategic Income Fund	$50,001-$100,000 $10,001-$50,000

Christopher Bade	High Yield Municipal Bond Fund Tax-Free National Fund	$10,001-$50,000 None

Paul Bukowski	Global Enhanced Dividend Fund Small/Mid Cap Equity Fund	None $1-$10,000

Edward C. Caputo

Equity Growth Allocation Fund

Growth Allocation Fund

Balanced Allocation Fund

Conservative Allocation Fund

Target Retirement 2010 Fund

Target Retirement 2015 Fund

Target Retirement 2020 Fund

Target Retirement 2025 Fund

Target Retirement 2030 Fund

Target Retirement 2035 Fund

Target Retirement 2040 Fund

Target Retirement 2045 Fund

Target Retirement 2050 Fund

None $1-$10,000 None None None None None None $1-$10,000 None None None None

Robert Crusha	Money Market Fund Short Duration Fund	None $10,001-$50,000

Kurt Cubbage	Small Company Fund SmallCap Growth Fund Small/Mid Cap Equity	$1-$10,000 None None

Joseph Darcy	High Yield Municipal Bond Fund Tax-Free National Fund	None None

William Davison	Income Fund	$50,001-$100,000

Brian Dirgins	Short Duration Fund	$1-$10,000

Carlos Feged	High Yield Fund	None

Michael Gray	Income Fund Strategic Income Fund	None $10,001-$50,000

John Hendricks	Inflation Plus Fund	$10,001-$50,000

Frank Ossino	Floating Rate Fund	$10,001-$50,000

Joseph Portera	Strategic Income Fund Total Return Bond Fund	None $50,001-$100,000

James Serhant	High Yield Fund	$10,001-$50,000

Adam Tonkinson	Money Market Fund	$1-$10,000

Nasri Toutoungi	Strategic Income Fund Total Return Bond Fund	$10,001-$50,000 $10,001-$50,000

Hugh Whelan

Global Enhanced Dividend Fund

Small Company Fund

SmallCap Growth Fund

Small/Mid Cap Equity Fund

Equity Growth Allocation Fund

Growth Allocation Fund

Balanced Allocation Fund

Conservative Allocation Fund

Target Retirement 2010 Fund

Target Retirement 2015 Fund

Target Retirement 2020 Fund

Target Retirement 2025 Fund

Target Retirement 2030 Fund

Target Retirement 2035 Fund

Target Retirement 2040 Fund

Target Retirement 2045 Fund

Target Retirement 2050 Fund

None $10,001-$50,000 None None None None None None None None None None None None None None None

Christopher J. Zeppieri	Income Fund Total Return Bond Fund	None None

Vernon Meyer (HIFSCO)	Checks and Balances Fund	None

OTHER ACCOUNTS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The following table lists the number and types of other accounts sub-advised by Wellington Management managers and assets under management in those accounts as of October 31, 2009:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS		ASSETS MANAGED (in millions)	POOLED ACCOUNTS		ASSETS MANAGED (in millions)	OTHER ACCOUNTS		ASSETS MANAGED (in millions)

Mario E. Abularach	14	(a)	$4,876.4	1		$102.3	7	(1)	$779.8
Steven C. Angeli	8		$1,540	14	(2)	$802.1	36	(2)	$1,366.7
Matthew G. Baker	0		$0	4		$452.6	6	(3)	$1,209.8
Jean-Marc Berteaux	5	(b)	$1,082.1	10		$1,905.8	13	(4)	$1,641.2
Francis J. Boggan	6		$355	7		$577.5	21	(5)	$1,630.3
John A. Boselli	1		$166.4	1		$1.3	0		$0
Edward P. Bousa	4	(6)	$35,078	5		$687.9	9		$1,411.8
Michael T. Carmen	7	(c)	$3,209.4	8	(7)	$522.1	9		$732
Frank D. Catrickes	2	(d)	$114.5	17	(8)	$921.1	12		$633.8
Mammen Chally	8	(e)	$2,878.5	9		$627.5	14	(9)	$3,238.5
Nicolas M. Choumenkovitch	5	(f)	$2,451.4	5		$394.1	17	(10)	$2,639.3
Robert L. Deresiewicz	2		$34.2	10	(11)	$49.4	27	(11)	$97.7
Cheryl M. Duckworth	1	(g)	$96.2	0		$0	10	(12)	$537.2
David J. Elliott	3	(h)	$113	2		$4.4	1		$157.9
David R. Fassnacht	5		$786.2	9		$519.2	3	(13)	$935.5
Ann C. Gallo	7		$70.2	25	(14)	$142.9	87	(14)	$594.4
Christopher L. Gootkind	9	(15)	$3,176.7	0		$0	0		$0
Karen H. Grimes	3	(i)	$1,940.8	2		$12.3	8	(16)	$892.1
Peter I. Higgins	7	(17)	$6,677.1	2		$10	0		$0

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS		ASSETS MANAGED (in millions)	POOLED ACCOUNTS		ASSETS MANAGED (in millions)	OTHER ACCOUNTS		ASSETS MANAGED (in millions)

Lucius T. Hill, III	6		$7,990.4	6		$2,810	26		$4,632.4
Matthew D. Hudson	4	(b)	$738.1	10		$1,934.3	13	(18)	$1,641.2
Jean M. Hynes	8		$19,093.1	28	(19)	$396.4	89	(19)	$2,373.2
Steven T. Irons	2		$5,048.4	1		$3.1	0		$0
Theodore B. P. Jayne	3		$650.1	1		$73.3	0		$0
John C. Keogh	7	(20)	$27,614.4	0		$0	25		$3,863.2
Donald . Kilbride	4	(21)	$2,610.1	0		$0	1		$18.2
Ian R. Link	3	(i)	$1,115.6	0		$0	0		$0
Daniel Maguire	1		$218.8	0		$0	0		$0
Mark D. Mandel	1		$96.2	0		$0	0		$0
Kirk J. Mayer	7		$71.5	30	(22)	$241.5	88	(22)	$1,231.2
James N. Mordy	9	(j)(23)	$9,758.6	3		$78.3	9	(23)	$1,197.4
Stephen Mortimer	11	(a)	$3,126.5	1		$102.3	4	(1)	$397.2
David W. Palmer	2	(k)	$1,260.7	1		$0.7	0		$0
Saul J. Pannell	1	(d)	$4,750.8	9	(24)	$507.6	5		$251.4
Phillip H. Perelmuter	2		$1,629.2	6		$833.3	40		$2,186.6
W. Michael Reckmeyer, III	6	(i)(25)	$8,263.9	0		$0	2		$387
Philip W. Ruedi	0		$0	0		$0	0		$0
James A. Rullo	6		$1,711.5	12		$829.5	19	(26)	$4,461.8
Andrew J. Shilling	3		$803.5	8		$1,462.9	39	(27)	$6,161.8
Scott I. St. John	5		$324.1	5		$2,478.7	22		$3,412.2
Kent M. Stahl	2	(l)	$1,254.4	1		$0.9	0		$0
Tara Connolly Stilwell	0		$0	0		$0	0		$0
Simon H. Thomas	2		$260.7	9		$333.8	5		$257
Vera M. Trojan	1		$180.3	11		$3,246	12	(28)	$2,080.6
Mark A. Whitaker	0		$0	0		$0	0		$0

(a) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Growth Opportunities Fund and Small Company Fund).  Assets under management in those Funds total approximately $1,947.8 million and $384.8 million, respectively.

(b) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global Growth Fund and International Growth Fund).  Assets under management in those Funds total approximately $459.1 million and $201.3 million, respectively.

(c) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Growth Opportunities Fund).  Assets under management in those Funds total approximately $1,035.5 million and $1,947.8 million, respectively.

(d) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund and Capital Appreciation II Fund).  Assets under management in those Funds total approximately $17,454.9 million and $1,035.5 million, respectively.

(e) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Disciplined Equity Fund and SmallCap Growth Fund).  Assets under management in those Funds total approximately $167.4 million and $118.9 million, respectively.

(f) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and International Opportunities Fund).  Assets under management in those Funds total approximately $1,035.5 million and $394.8 million, respectively.

(g) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Diversified International Fund and Global Research Fund). Assets under management in those Funds total approximately $21.3 million and $77 million, respectively.

(h) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Diversified International Fund and SmallCap Growth Fund).  Assets under management in those Funds total approximately $21.3 million and $118.9 million, respectively.

(i) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund, Equity Income Fund, and Value Fund).  Assets under management in those Funds total approximately $69.1 million, $788.3 million and $375.2 million, respectively.

(j) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (MidCap Value Fund and Value Opportunities Fund).  Assets under management in those Funds total approximately $182 million and $119.7 million, respectively.

(k) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Value Opportunities Fund).  Assets under management in those Funds total approximately $1,035.5 million and $119.7 million, respectively.

(l) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Diversified International Fund and Capital Appreciation II Fund.  Assets under management in those Funds total approximately $21.3 million and $1,035.5 million, respectively.

(1) The advisory fee for 1 of these other accounts is based upon performance.  Assets under management in that other account total approximately $119.9 million.

(2) The advisory fee for 2 of these pooled accounts and 2 of these other accounts is based upon performance.  Assets under management in those pooled accounts and those other accounts total approximately $285 million and $240.6 million, respectively.

(3) The advisory fee for 1 of these other accounts is based upon performance.  Assets under management in that other account total approximately $374.2 million.

(4) The advisory fee for 1 of these other accounts is based upon performance.  Assets under management in that other account total approximately $146 million.

(5) The advisory fee for 2 of these other accounts is based upon performance.  Assets under management in those other accounts total approximately $351.2 million.

(6) The advisory fee for 2 of these registered investment company accounts and 2 of these other accounts is based upon performance.  Assets under management in those registered investment company accounts and other accounts total approximately $29,940.2 million and $473.5 million, respectively.

(7) The advisory fee for 2 of these pooled accounts is based upon performance.  Assets under management in those pooled accounts total approximately $297.8 million.

(8) The advisory fee for 5 of these pooled accounts is based upon performance.  Assets under management in those pooled accounts total approximately $285.1 million.

(9) The advisory fee for 1 of these other accounts is based upon performance.  Assets under management in that other account total approximately $112.5 million.

(10) The advisory fee for 3 of these other accounts is based upon performance.  Assets under management in those other accounts total approximately $642.1 million.

(11) The advisory fee for 1 of these pooled accounts and 2 of these other accounts is based upon performance.  Assets under management in that pooled account and those other accounts total approximately $6.9 million and $4.7 million, respectively.

(12) The advisory fee for 2 of these other accounts is based upon performance.  Assets under management in those other accounts total approximately $9.3 million.

(13) The advisory fees for 1 of these other accounts is based upon performance.  Assets under management in that other account total approximately $801.6 million.

(14) The advisory fees for 2 of these pooled accounts and 11 of these other accounts is based upon performance.  Assets under management in those pooled accounts and other accounts total approximately $14.8 million and $72.9 million, respectively.

(15) The advisory fee for 2 of these registered investment company accounts is based upon performance.  Assets under management in those registered investment company accounts total approximately $336.4 million.

(16) The advisory fee for 1 of these other accounts is based upon performance.  Assets under management in that account total approximately $414.8 million.

(17) The advisory fee for 1 of these registered investment company accounts is based upon performance.  Assets under management in that registered investment company account total approximately $722.8 million.

(18) The advisory fee for 1 of these other accounts is based upon performance.  Assets under management in that other account total approximately $146 million.

(19) The advisory fee for 4 of these pooled accounts and 12 of these other accounts is based upon performance.  Assets under management in those pooled accounts and other accounts total approximately $29.2 million and $733.3 million, respectively.

(20) The advisory fee for 3 of these registered investment company accounts is based upon performance.  Assets under management in those registered investment company accounts total approximately $24,834 million.

(21) The advisory fee for 1 of these registered investment company accounts is based upon performance.  Assets under management in that registered investment company account $2,358.4 million.

(22) The advisory fee for 5 of these pooled accounts and 12 of these other accounts is based upon performance.  Assets under management in those pooled accounts and other accounts total approximately $83.5 million and $685.9 million, respectively.

(23) The advisory fee for 1 of these registered investment company accounts and 1 of these other accounts is based upon performance.  Assets under management in that registered investment company account and that other account total approximately $7,939.2 million and $16.9 million, respectively.

(24) The advisory fee for 2 of these pooled accounts is based upon performance.  Assets under management in those pooled accounts total approximately $285.1 million.

(25) The advisory fee for 3 of these registered investment company accounts is based upon performance.  Assets under management in those registered investment company accounts total approximately $7,874.9 million.

(26) The advisory fee for 1 of these other accounts is based upon performance.  Assets under management in that other account total approximately $112.5 million.

(27) The advisory fee for 1 of these other accounts is based upon performance.  Assets under management in that account total approximately $77.2 million.

(28) The advisory fee for 3 of these other accounts is based upon performance.  Assets under management in those other accounts total approximately $466.5 million.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Angeli, Carmen, Catrickes, Deresiewicz, Mayer, and Pannell and Ms. Gallo and Ms. Hynes also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the relevant Investment Sub-Advisory Agreement between Wellington Management and HIFSCO on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended October 31, 2009.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components.  The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professional’s experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.  Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such

Investment Professional. Each eligible Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. The incentive paid to other Investment Professionals, which are not listed below, is based on the revenues earned by Wellington Management, which have no performance-related component. Wellington Management applies similar incentive structures to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.  The following individuals are partners of the firm:

Steven C. Angeli	Jean M. Hynes
Jean-Marc Berteaux	Steven T. Irons
Francis J. Boggan	John C. Keogh
John A. Boselli	Donald J. Kilbride
Edward P. Bousa	Mark D. Mandel
Michael T. Carmen	Kirk J. Mayer
Frank D. Catrickes	James N. Mordy
Nicolas M. Choumenkovitch	Stephen Mortimer
Robert L. Deresiewicz*	Saul J. Pannell
Cheryl M. Duckworth	Phillip H. Perelmuter
David R. Fassnacht	W. Michael Reckmeyer, III
Ann C. Gallo	James A. Rullo
Karen H. Grimes	Andrew J. Shilling
Peter I. Higgins	Kent M. Stahl
Lucius T. Hill, III	Vera M. Trojan

*Effective January 1, 2010

Wellington Management’s incentive payments to the following Investment Professionals are based on comparisons of each Investment Professional’s performance relative to the following benchmark and/or relevant peer group which are utilized to measure both one and three year performance, except where noted:

FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Advisers Fund	S&P 500 Index Lipper EQ MF Large Cap Core Average (Higgins and Irons only) Barclays Capital U.S. Government/Credit Index (Gootkind and Keogh)
Balanced Income Fund	Lipper EQ MF Equity Income Average (Reckmeyer, Grimes and Link only)
Capital Appreciation Fund	Russell 3000 Index Lipper EQ MF Multicap Core Average
Capital Appreciation II Fund (2)

Russell 3000 Growth Index (Carmen only)

Russell 3000 Index (Catrickes and Pannell only)

Russell 3000 Value Index (Palmer only)

MSCI World Index (Choumenkovitch only)

Lipper EQ MF Multi-Cap Core Average

Disciplined Equity Fund	S&P 500 Index
Diversified International Fund (3)	MSCI EAFE Index (Duckworth and Jayne only) MSCI Emerging Markets Index (Trojan only) S&P Developed Ex-US Small Cap Index (Elliott only) Lipper EQ MF International Multi Cap Core Average
Dividend and Growth Fund	S&P 500 Index Lipper EQ MF Equity Income Average
Equity Income Fund	Russell 1000 Value Index Lipper EQ MF Equity Income Average
Fundamental Growth Fund	Russell 1000 Growth Index Lipper EQ MF Large Cap Growth Average
Global Growth Fund	World Splice Index (3) Lipper EQ MF Global Large Cap Growth Average

Global Health Fund	S&P North American Health Care Sector Index Lipper EQ MF Health/ Biotechnology Average
Global Research Fund (4)	MSCI All Country World Index Lipper EQ MF Global Multi Cap Core Average
Growth Fund	Russell 1000 Growth Index Lipper EQ MF Large Cap Growth Average
Growth Opportunities Fund	Russell 3000 Growth Index Lipper EQ MF Multicap Growth Average
International Growth Fund	MSCI EAFE Growth Index (5)
International Opportunities Fund	MSCI AC World Free ex US Index (6) Lipper EQ MF International Large Cap Core Average
International Small Company Fund	S&P Citigroup EPAC EMI <$10 billion Total Return (7)
MidCap Fund	S&P MidCap 400 Index Lipper EQ MF MidCap Core Average
MidCap Value Fund	Russell 2500 Value Index Lipper EQ MF Mid Cap Value Average
Small Company Fund	Russell 2000 Growth Index Lipper EQ MF Small Cap Growth Average
SmallCap Growth Fund	Russell 2000 Growth Index
Value Fund	Russell 1000 Value Index Lipper EQ MF Large Cap Value Average
Value Opportunities Fund	Russell 3000 Value Index Lipper EQ MF Multicap Value Average

(1)          For Funds with multiple benchmarks/peer groups, allocations are weighted equally, unless otherwise noted.

(2)          Prior to January 1, 2007, the benchmarks/peer groups allocations were weighted equally.  The benchmark/peer groups were weighted 60%/40%, respectively, for this Fund for the period January 1, 2007 through December 31, 2007.  As of January 1, 2008 the benchmark/peer groups are weighted 80%/20%, respectively, for this Fund.

(3)          For the period January 1, 2004, through December 31, 2005, the benchmark was a blend of the Lipper EQ MF Global Large Cap Growth Average and the MSCI World Index.

(4)          The benchmark/peer group are weighted 80%/20%, respectively, for this Fund.

(5)          Prior to January 1, 2006, the benchmark was the MSCI EAFE Index with no comparison made to the Fund’s Lipper peer group.

(6)          Prior to January 1, 2006, the benchmark was the Lipper EQ MF International Large Cap Core Average with no comparison made to the MSCI AC World Free ex US Index.

(7)          Prior to January 1, 2008, the incentive plan for this Fund was a fixed rate.

EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The dollar ranges of equity securities beneficially owned by Wellington Management managers in the Funds they sub-advise are as follows for the fiscal year ended October 31, 2009:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Mario E. Abularach	Growth Opportunities Fund Small Company Fund	None None
Steven C. Angeli	Small Company Fund	None
Mathew Baker	Dividend and Growth Fund	None
Jean-Marc Berteaux	Global Growth Fund International Growth Fund	None None
Francis J. Boggan	Fundamental Growth Fund	None
John A. Boselli	International Growth Fund	None
Edward P. Bousa	Dividend and Growth Fund	Over $1,000,000
Michael T. Carmen	Capital Appreciation II Fund Growth Opportunities Fund	None $100,001-$500,000
Frank D. Catrickes	Capital Appreciation Fund Capital Appreciation II Fund	$100,001-$500,000 None
Mammen Chally	Disciplined Equity Fund SmallCap Growth Fund	$100,001-$500,000 $50,001-$100,000
Nicolas M. Choumenkovitch	Capital Appreciation II Fund International Opportunities Fund	$10,001-$50,000 $10,001-$50,000
Robert L. Deresiewicz	Global Health Fund	$10,001-$50,000
Cheryl M. Duckworth	Diversified International Fund Global Research Fund	None $50,001-$100,000
David J. Elliott	Diversified International SmallCap Growth Fund	None None
David R. Fassnacht	Value Opportunities Fund	$10,001-$50,000
Ann C. Gallo	Global Health Fund	$50,001-$100,000
Christopher L. Gootkind	Advisers Fund	$10,001-$50,000

Karen H. Grimes	Balanced Income Fund Equity Income Fund Value Fund	None None None
Peter I. Higgins	Advisers Fund	$1-$10,000
Lucius T. Hill, III	Balanced Income Fund	$500,001-$1,000,000
Matthew D. Hudson	Global Growth Fund International Growth Fund	$100,001-$500,000 None
Jean M. Hynes	Global Health Fund	None
Steven T. Irons	Advisers Fund	$100,001-$500,000
Theodore B. P. Jayne	Diversified International Fund	None
John C. Keogh	Advisers Fund	$50,001-$100,000
Donald J. Kilbride	Dividend and Growth	None
Ian R. Link	Balanced Income Fund Equity Income Fund Value Fund	None None None
Daniel Maguire	International Small Company Fund	None
Mark D. Mandel	Global Research Fund	$500,001-$1,000,000
Kirk J. Mayer	Global Health Fund	$10,001-$50,000
James N. Mordy	MidCap Value Fund Value Opportunities Fund	Over $1,000,000 $10,001-$50,000
Stephen Mortimer	Growth Opportunities Small Company Fund	None None
David W. Palmer	Capital Appreciation II Fund MidCap Fund Value Opportunities Fund	None None $10,001-$50,000
Saul J. Pannell	Capital Appreciation Fund Capital Appreciation II Fund	Over $1,000,000 $500,001-$1,000,000
Phillip H. Perelmuter	MidCap Fund	$100,001-$500,000
W. Michael Reckmeyer, III	Balanced Income Fund Equity Income Fund Value Fund	None $50,001-$100,000 None
Philip Ruedi	MidCap Fund	$50,001-$100,000
James A. Rullo	Disciplined Equity Fund	500,001-$1,000,000
Andrew J. Shilling	Growth Fund	$100,001-$500,000
Scott I. St. John	Balanced Income Fund	None
Kent M. Stahl	Capital Appreciation II Fund Diversified International Fund	None None
Tara Stilwell	International Opportunities Fund	None
Simon H. Thomas	International Small Company Fund	$10,001-$50,000
Vera M. Trojan	Diversified International Fund	None
Mark Whitaker	MidCap Fund	None

OTHER ACCOUNTS SUB-ADVISED BY KAR PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the KAR portfolio managers and assets under management in those accounts as of October 31, 2009:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
Julie Kutasov	4	$118.2	0	$0	6,052	$625.2
Robert A. Schwarzkopf	6	$171.4	0	$0	12,130	$2,023.4
Craig Stone	4	$118	0	$0	6052	$625

CONFLICTS OF INTEREST BETWEEN SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY KAR PORTFOLIO MANAGERS

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of Select SmallCap Value Fund’s investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that KAR may have in place that could benefit Select SmallCap Value Fund or such other accounts. KAR believes that there are no material conflicts of interest between the investment strategies of Select SmallCap Value Fund and the investment strategies of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

As an investment manager with multiple product placed at multiple sponsors, KAR has long had procedures in place to control and monitor potential conflicts among sponsor program and products. Whenever a buy or sell program is launched, each investor class is put into a randomly selected order as determined by an automated randomized process. Further, there are extensive controls on employee trading, best execution, and step-out trading. The firm does not self deal or swap securities among accounts. All orders are exposed to an open exchange traded market or order matching facility, ECN.

COMPENSATION OF KAR PORTFOLIO MANAGERS

KAR believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at KAR receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

The bonus amount for a portfolio manager is based upon (1) how well the individual manager performs in his or her assigned products versus industry benchmarks, (2) growth in total assets under management including, but not limited to, Select SmallCap Value Fund and (3) a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

The following is a more detailed description of the compensation structure of Select SmallCap Value Fund’s portfolio managers.

Base Salary. Each portfolio manager is paid a base salary, which is determined by KAR and is designed to be competitive in light of the individual’s experience and responsibilities. KAR management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at KAR has several components:

(1) Up to seventy-five percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the fund managed is measured over one, three, and five-year periods against the specified benchmark. Generally, an individual manager’s participation is based on the performance of the fund or separately managed account overseen and is weighted roughly by total assets in the fund or separately managed accounts. For Select SmallCap Value Fund, the benchmark used is the Russell 2000 Value Index.

(2) Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the portfolio manager is associated.

(3) Up to an additional one hundred percent of base salary can be awarded based upon the growth in assets under management in the portfolio manager’s investment area.

The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, 401(k), health, and other employee benefit plans.

EQUITY SECURITIES BENEFICIALLY OWNED BY KAR PORTFOLIO MANAGERS

As of October 31, 2009, the portfolio managers do not own any shares of Select SmallCap Value Fund.

OTHER ACCOUNTS SUB-ADVISED BY METWEST CAPITAL PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the MetWest Capital portfolio manager and assets under management in those accounts as of October 31, 2009:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTs	ASSETS MANAGED (in millions)
Samir Sikka	4	$347.3	3	$73.8	10	$79.2

CONFLICTS OF INTEREST BETWEEN SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY METWEST CAPITAL  PORTFOLIO MANAGERS

MetWest Capital anticipates no material conflicts of interest, as all accounts in the Small Cap Intrinsic Value strategy are managed to the model portfolio as specified by the investment team.  The investment team implements the model consistently across client portfolios, while accommodating any client-specific requirements, such as investment restrictions or cash flow requirements.  Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions.  For a portfolio with restrictions, the investment team determines the position(s) that comply with the client’s requirements.

While portfolios of clients with investment restrictions may differ slightly from the model portfolio, those differences do not affect the percentage allocations, unless a client’s restrictions prohibit a particular trade.  Portfolio managers do not have discretion regarding the allocation of investment opportunities.  They apply any restriction objectively. For example, if a client’s investment guidelines prohibit the purchase of a particular security in the model, the investment team may determine a substitute holding or hold the percentage allocation to the restricted security in cash in that client’s account.

In addition, to ensure that divergence in account composition is driven exclusively by differences in client objectives, every trade that is executed every day is reviewed by the senior members of the investment team, including both MetWest Capital’s President and its Chief Investment Officer, both of whom are owners of the firm.

COMPENSATION OF METWEST CAPITAL PORTFOLIO MANAGERS

Compensation for MetWest Capital’s investment professionals consists of a base salary and bonus.  A material portion of each professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction.  While Wells Fargo holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on profitability of the firm.  MetWest Capital professionals who hold ownership interests in the firm do not receive investment performance-related bonuses.

MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark and small cap value peer group. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital’s investment horizon (typically three to five years). MetWest Capital investment professionals are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

EQUITY SECURITIES BENEFICIALLY OWNED BY METWEST CAPITAL PORTFOLIO MANAGERS

As of October 31, 2009, the portfolio managers did not own any shares of Hartford Select SmallCap Value Fund.

OTHER ACCOUNTS SUB-ADVISED BY SSGA FM PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the SSgA FM portfolio managers and assets under management in those accounts as of October 31, 2009:

PORTFOLIO MANAGER*	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in Billions)	POOLED ACCOUNTS	ASSETS MANAGED (in Billions)	OTHER ACCOUNTS	ASSETS MANAGED (in Billions)
Chuck Martin	5	$0.31	31	$13.40	40	$12.02
William DeRoche, CFA	5	$0.31	31	$13.40	40	$12.02

*The following table lists the number and types of other accounts managed by the U.S. Enhanced Equity Team and assets under management in those accounts.  Enhanced assets are managed on a team basis.  This table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM.  The advisory fee for 15 of these pooled accounts and 15 of these other accounts is based upon performance.

CONFLICTS OF INTEREST BETWEEN SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY SSGA FM PORTFOLIO MANAGERS

A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to Select SmallCap Value Fund. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. A portfolio manager may also manage accounts whose objectives and policies differ from those of Select SmallCap Value Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while Select SmallCap Value Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The potential conflicts described are applicable to SSgA/SSgA FM as our Portfolio Managers manage several accounts with similar guidelines and differing fee schedules.

COMPENSATION OF SSGA FM PORTFOLIO MANAGERS

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives.  The second factor taken into consideration is the size of the pool available for compensation.  SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool.  Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies.  The pool is then allocated on a discretionary basis to individual employees based on their individual performance.  The same process is followed in determining incentive equity allocations.

EQUITY SECURITIES BENEFICIALLY OWNED BY SSGA FM PORTFOLIO MANAGERS

As of October 31, 2009, the portfolio managers do not own any shares of Select SmallCap Value Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the funds of funds, transactions in shares of the Underlying Funds.  With respect to the funds of funds, each fund of funds will not incur any commissions or sales charges when it invests in the Underlying Funds.

Subject to any policy established by each Company’s board of directors and HIFSCO, the sub-advisers, as applicable, are primarily responsible for the investment decisions of each applicable Fund (or in the case of a fund of funds, each Underlying Fund) and the placing of its portfolio transactions.  In placing orders, it is the policy of each Fund (or in the case of a fund of funds, each Underlying Fund) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution.  While the sub-advisers generally seek reasonably competitive spreads or commissions, the Funds (or in the case of a fund of funds, the Underlying Funds) do not necessarily pay the lowest possible spread or commission.  HIFSCO may instruct the sub-advisers to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.

The sub-advisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market.  Such dealers usually act as principals for their own account.  On occasion, securities may be purchased directly from the issuer.  In addition, the sub-advisers may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which “commissions” are paid on such transactions.  Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.  Portfolio securities in Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities.  There usually are no brokerage commissions paid by Money Market Fund for such purchases or sales.

While the sub-advisers seek to obtain the most favorable net results in effecting transactions in a Fund’s (or in the case of a fund of funds, an Underlying Fund’s) portfolio securities, broker-dealers who provide investment research to the sub-advisers may receive orders for transactions from the sub-advisers.  Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market.  To the extent consistent with Section 28(e) of the 1934 Act, a sub-adviser may cause a Fund (or in the case of a fund of funds, an Underlying Fund) to pay a broker-dealer that provides “brokerage and research services” (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund (or in the case of a fund of funds, an Underlying Fund) in excess of the amount that another broker-dealer would have charged in respect of that transaction.  Information so received is in addition to and not in lieu of the services required that the sub-adviser must perform under the applicable investment sub-advisory agreement.  In circumstances where two or more broker-dealers are equally capable of providing best execution, each sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion.  The management fees paid by the Funds are not reduced because the sub-advisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash.  Some of these services are of value to the sub-advisers, or their affiliates, in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.

Hartford Investment Management has determined that at present it will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either cased on a bundled basis); and (iii) access to management personnel.  Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade.

To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company’s board of directors, available securities may be allocated to the Fund (or in the case of a fund of funds, the Underlying Fund) and other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable.  Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund (or in the case of a fund of funds, each Underlying Fund).  In some cases, this system might adversely affect the price paid by a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, in the case of a small issue).

Accounts managed by the sub-advisers (or their affiliates) may hold securities held by a Fund (or in the case of a fund of funds, an Underlying Fund).  Because of different investment objectives or other factors, a particular security may be purchased by a sub-adviser for one client when one or more other clients are selling the same security.

For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, the Funds paid the following brokerage commissions:

FUND NAME	2009	2008		2007
Advisers Fund	$943,848	$1,447,242		$2,078,450
Balanced Income Fund	$25,761	$16,411		$4,450
Capital Appreciation Fund	$25,072,459	$29,280,660		$23,991,205
Capital Appreciation II Fund	$3,114,989	$3,586,174		$1,661,326
Checks and Balances Fund	N/A	N/A		N/A	(1)
Disciplined Equity Fund	$113,078	$171,503		$248,468
Diversified International Fund	$43,570	$26,765	(2)	N/A
Dividend and Growth Fund	$2,895,469	$2,400,650		$1,450,551
Equity Income Fund	$528,530	$653,033		$312,810
Fundamental Growth Fund	$57,586	$45,337		$81,988
Global Enhanced Dividend Fund	$14,880	$23,691		N/A
Global Growth Fund	$666,760	$1,005,497		$1,373,140
Global Health Fund	$894,453	$1,006,911		$731,768
Global Research Fund	$94,941	$26,954	(3)	N/A
Growth Fund	$1,048,685	$1,286,367		$1,441,015
Growth Opportunities Fund	$5,552,475	$5,960,233		$2,704,344
High Yield Fund	$8,215	$3,557		$3,842
High Yield Municipal Bond Fund	N/A	N/A		N/A	(1)
Income Fund	$13,520	$41,314		$16,333
Inflation Plus Fund	$1,109,833	$1,209,041		$291,600
International Growth Fund	$2,026,647	$4,308,232		$2,493,565
International Opportunities Fund	$1,013,632	$1,266,960		$1,164,563
International Small Company Fund	$494,076	$810,479		$714,022
MidCap Fund	$4,731,176	$4,399,927		$4,022,543
MidCap Value Fund	$311,616	$455,219		$498,751
Select SmallCap Value Fund	$123,660	$127,351		$174,526
Small Company Fund	$2,430,219	$1,931,540		$1,424,220
SmallCap Growth	$282,892	$697,163		$1,232,782
Small/Mid Cap Equity Fund	$45,249	$47,100		$33,574
Strategic Income Fund	$17,608	$24,656		$2,431	(1)
Total Return Bond Fund	$93,724	$188,866		$91,892
Value Fund	$384,277	$334,357		$223,925
Value Opportunities	$221,817	$343,616		$290,233

(1)  Fund commenced operations on May 31, 2007.

(2)  Fund commenced operations on June 30, 2008.

(3)  Fund commenced operations on March 1, 2008

Floating Rate Fund, Money Market Fund, Short Duration Fund, Tax-Free National Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2010 Fund and Target Retirement 2030 Fund  did not pay brokerage commissions during the last three fiscal years.

In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund’s asset growth, cash flows and changes in portfolio turnover.

The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2009.

FUND NAME	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES	TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Advisers Fund*	$51,436	$58,899,902
Balanced Income Fund*	$1,335	$2,432,420
Capital Appreciation Fund*	$1,299,684	$1,276,111,195
Capital Appreciation II Fund*	$171,627	$192,288,436
Disciplined Equity Fund*	$7,074	$16,800,495
Diversified International Fund*	$2,033	$2,900,625
Dividend and Growth Fund*	$182,873	$214,457,534
Equity Income Fund*	$25,616	$33,255,471
Fundamental Growth Fund*	$3,400	$7,898,700
Global Research Fund*	$6,762	$12,995,761
Global Growth Fund*	$37,461	$41,125,629
Global Health Fund*	$44,448	$56,399,317
Growth Fund*	$60,300	$88,578,871
Growth Opportunities Fund*	$295,240	$323,263,830
International Growth Fund*	$103,337	$149,241,353
International Opportunities Fund*	$54,416	$61,542,074
International Small Company Fund*	$22,884	$21,678,501
MidCap Fund*	$247,235	$225,990,427
MidCap Value Fund*	$15,941	$12,307,521
Small Company Fund*	$88,587	$71,419,412
SmallCap Growth Fund*	$13,685	$14,139,771
Value Fund*	$18,790	$18,743,329
Value Opportunities Fund*	$10,806	$10,717,911

*           The commissions identified as being paid to brokers selected in recognition of research services include third party research services only, and are calculated by applying the sub-adviser’s firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the sub-adviser’s total activity with that broker.  This calculated percentage is then applied across all of the sub-adviser’s client accounts to provide a pro-rata reporting of the estimated third party soft dollar commission amount.  The sub-adviser also receives proprietary research services provided directly by firms.  However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.

The following table identifies the Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2009 and the value of each Fund’s aggregate holdings of each such issuer as of October 31, 2009.

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE (THOUSANDS)

Advisers Fund	Banc of America Securities LLC	$15,668
	BNP Paribas Securities Corp.	$5,987
	Citigroup Global Markets, Inc.	$6,566
	Deutsche Bank Securities, Inc.	$6,669
	Goldman Sachs & Co.	$9,951
	HSBC Securities, Inc.	$2,081
	J.P. Morgan Securities, Inc.	$13,814
	Merrill Lynch Pierce Fenner & Smith	$2,034
	Morgan Stanley & Co., Inc.	$2,749
	Prudential Securities, Inc.	$1,993
	UBS Securities LLC	$18,588
	Wells Fargo & Co.	$14,249

Balanced Allocation Fund	State Street Global Markets LLC	$3
	.
Balanced Income Fund	Banc of America Securities LLC	$903

	BNP Paribas Securities Corp.	$629
	Citigroup Global Markets, Inc.	$961
	Countrywide Securities Corp.	$43
	Credit Suisse Capital LLC	$635
	Deutsche Bank Securities, Inc.	$701
	Goldman Sachs & Co.	$1,008
	HSBC Securities, Inc.	$1,242
	J.P. Morgan Securities, Inc.	$1,041
	Merrill Lynch Pierce Fenner & Smith	$587
	Morgan Stanley & Co., Inc.	$932
	Prudential Securities, Inc.	$138
	RBS Greenwich Capital Markets	$102
	State Street Global Markets LLC	$93
	UBS Securities LLC	$1,222
	Wachovia Securities LLC	$696
	Wells Fargo & Co.	$158

Capital Appreciation Fund	Banc of America Securities LLC	$228,090
	BNP Paribas Securities Corp.	$140,428
	Deutsche Bank Securities, Inc.	$156,433
	Goldman Sachs & Co.	$615,871
	Julius Baer Securities Inc.	$136,000
	UBS Securities LLC	$272,632
	Wells Fargo & Co.	$344,917

Capital Appreciation II Fund	Banc of America Securities LLC	$11,255
	BNP Paribas Securities Corp.	$3,980
	Deutsche Bank Securities, Inc.	$4,433
	Goldman Sachs & Co.	$16,641
	HSBC Securities, Inc.	$2,102
	J.P. Morgan Securities, Inc.	$1,512
	Julius Baer Securities Inc.	$1,228
	UBS Securities LLC	$21,595
	Wells Fargo & Co.	$11,390

Conservative Allocation Fund	State Street Global Markets LLC	$4

Disciplined Equity Fund	Banc of America Securities LLC	$2,807
	BNP Paribas Securities Corp.	$76
	Deutsche Bank Securities, Inc.	$85
	Goldman Sachs & Co	$3,573
	Prudential Securities, Inc.	$787
	UBS Securities LLC	$147
	Wells Fargo & Co.	$4,896

Diversified International Fund	Banc of America Securities LLC	$20
	Barclay Investments, Inc.	$18
	BNP Paribas Securities Corp.	$179
	Credit Suisse Capital LLC	$146
	Deutsche Bank Securities, Inc.	$128
	HSBC Securities, Inc.	$344
	Julius Baer Securities Inc.	$180
	UBS Securities LLC	$503

Dividend and Growth Fund	Banc of America Securities LLC	$51,987
	BNP Paribas Securities Corp.	$38,120

	Deutsche Bank Securities, Inc.	$42,465
	Goldman Sachs & Co.	$23,415
	J.P. Morgan Securities, Inc.	$88,895
	Morgan Stanley & Co., Inc.	$18,119
	State Street Global Markets LLC	$32,107
	U.S. Bancorp Investments, Inc.	$36,495
	UBS Securities LLC	$114,869
	Wells Fargo & Co.	$120,897

Equity Income Fund	Banc of America Securities LLC	$7,849
	BNP Paribas Securities Corp.	$1,578
	Deutsche Bank Securities, Inc.	$1,758
	Goldman Sachs & Co.	$17,221
	J.P. Morgan Securities Inc.	$34,297
	UBS Securities LLC.	$3,064
	Wells Fargo & Co.	$24,487

Floating Rate Fund	BNP Paribas Securities Corp.	$57,063
	Goldman Sachs & Co.	$8,419
	J.P. Morgan Securities, Inc.	$139,361
	RBS Greenwich Capital Markets	$28,704
	UBS Securities LLC	$26,290
	Wells Fargo & Co.	$61,171

Fundamental Growth Fund	Banc of America Securities LLC	$8
	BNP Paribas Securities Corp.	$50
	Deutsche Bank Securities, Inc.	$56
	Goldman Sachs & Co.	$289
	UBS Securities LLC	$98

Global Enhanced Dividend Fund	Banc of America Securities LLC	$35
	Credit Suisse Capital LLC	$17
	HSBC Securities, Inc.	$54
	J.P. Morgan Securities, Inc.	$40
	Morgan Stanley & Co., Inc.	$58
	Prudential Securities, Inc.	$53
	State Street Global Markets LLC	$107
	U.S. Bancorp Investments, Inc.	$61
	Wells Fargo & Co.	$25

Global Growth Fund	Banc of America Securities LLC	$8,871
	BNP Paribas Securities Corp.	$2,808
	Deutsche Bank Securities, Inc.	$3,129
	Goldman Sachs & Co.	$4,356
	J.P. Morgan Securities, Inc.	$5,476
	Julius Baer Securities, Inc.	$4,881
	Prudential Securities, Inc.	$3,654
	UBS Securities LLC	$11,840

Global Health Fund	Banc of America Securities LLC	$31
	BNP Paribas Securities Corp.	$183
	Deutsche Bank Securities, Inc.	$204
	UBS Securities LLC	$355

Global Research Fund	Banc of America Securities LLC	$450
	BNP Paribas Securities Corp.	$369

	Deutsche Bank Securities, Inc.	$153
	Goldman Sachs & Co.	$617
	HSBC Securities, Inc.	$386
	Julius Baer Securities Inc.	$448
	UBS Securities LLC	$630
	Wells Fargo & Co.	$498

Growth Fund	Banc of America Securities LLC	$6,670
	BNP Paribas Securities Corp.	$718
	Deutsche Bank Securities, Inc.	$800
	Goldman Sachs & Co.	$13,326
	J.P. Morgan Securities, Inc.	$3,774
	UBS Securities LLC	$9,293
	Wells Fargo & Co.	$16,711

Growth Opportunities Fund	Banc of America Securities LLC	$6,518
	BNP Paribas Securities Corp.	$38,186
	Deutsche Bank Securities, Inc.	$42,539
	Goldman Sachs & Co.	$24,606
	Julius Baer Securities Inc.	$22,197
	UBS Securities LLC	$100,866
	Well Fargo & Co.	$19,657

High Yield Fund	Banc of America Securities LLC	$1,771
	Citigroup Global Markets, Inc.	$1,665
	Goldman Sachs & Co.	$2,231
	J.P. Morgan Securities, Inc.	$4,518

High Yield Municipal Bond Fund	State Street Global Markets LLC	$3,281

Income Fund	Banc of America Securities LLC	$3,386
	BNP Paribas Securities Corp.	$6,813
	Citigroup Global Markets, Inc.	$3,492
	Countrywide Securities Corp.	$18
	Credit Suisse Capital LLC	$288
	Deutsche Bank Securities, Inc.	$68
	Goldman Sachs & Co.	$1,493
	J.P. Morgan Securities, Inc.	$21,832
	Lehman Brothers, Inc.	$558
	Merrill Lynch Pierce Fenner & Smith	$309
	Morgan Stanley & Co., Inc.	$2,433
	Prudential Securities, Inc.	$250
	RBS Greenwich Capital Markets	$5,393
	State Street Global Markets LLC	$1,517
	U.S. Bancorp Investments, Inc.	$436
	UBS Securities LLC	$4,924
	Wachovia Securities LLC	$1,755
	Wells Fargo & Co.	$1,139

Inflation Plus Fund	BNP Paribas Securities Corp	$22,898
	J.P. Morgan Securities, Inc.	$66,829
	RBS Greenwich Capital Markets	$11,519
	UBS Securities LLC	$10,550
	Wells Fargo & Co.	$31,001

International Growth Fund	Banc of America Securities LLC	$250

	BNP Paribas Securities Corp	$1,462
	Credit Suisse Capital LLC	$2,619
	Deutsche Bank Securities, Inc.	$1,629
	HSBC Securities, Inc.	$1,358
	Julius Baer Securities Inc.	$1,619
	UBS Securities LLC	$2,838

International Opportunities Fund	Banc of America Securities LLC	$388
	BNP Paribas Securities Corp.	$7,964
	Deutsche Bank Securities, Inc.	$2,533
	HSBC Securities, Inc.	$12,921
	Julius Baer Securities Inc.	$4,695
	UBS Securities LLC	$17,964

International Small Company Fund	Banc of America Securities LLC	$91
	BNP Paribas Securities Corp.	$535
	Deutsche Bank Securities, Inc.	$596
	UBS Securities LLC	$1,039

MidCap Fund	Banc of America Securities LLC	$2,901
	BNP Paribas Securities Corp.	$16,993
	Deutsche Bank Securities, Inc.	$18,929
	UBS Securities LLC	$32,990

MidCap Value Fund	Banc of America Securities LLC	$97
	BNP Paribas Securities Corp.	$569
	Deutsche Bank Securities, Inc.	$634
	UBS Securities LLC	$1,106

Money Market Fund	Banc of America Securities LLC	$12,746
	BNP Paribas Securities Corp.	$28,927
	Deutsche Bank Securities, Inc.	$12,998
	J.P. Morgan Securities, Inc.	$56,028
	RBS Greenwich Capital Markets	$5,999
	State Street Global Markets LLC	$12,997
	UBS Securities LLC	$5,495

Select SmallCap Value Fund	State Street Global Markets LLC	$2,535

Short Duration Fund	Citigroup Global Markets, Inc.	$5,377
	Countrywide Securities Corp.	$2,526
	Credit Suisse Capital LLC	$6,439
	Goldman Sachs & Co.	$5,220
	HSBC Securities, Inc.	$1,045
	J.P. Morgan Securities Inc.	$10,209
	Lehman Brothers, Inc.	$153
	Merrill Lynch Pierce Fenner & Smith	$4,321
	Morgan Stanley & Co., Inc.	$2,681
	Prudential Securities, Inc.	$2,104
	RBS Greenwich Capital Markets	$1,523
	State Street Global Markets LLC	$1,249
	U.S. Bancorp Investments, Inc.	$540
	Wachovia Securities, LLC	$5,400
	Wells Fargo & Co.	$5,473

Small Company Fund	Banc of America Securities LLC	$382

	BNP Paribas Securities Corp.	$4,987
	Deutsche Bank Securities, Inc.	$2,493
	RBS Greenwich Capital Markets	$1,383
	UBS Securities LLC	$5,611

SmallCap Growth Fund	Banc of America Securities LLC	$52
	BNP Paribas Securities Corp.	$575
	Deutsche Bank Securities, Inc.	$338
	RBS Greenwich Capital Markets	$137
	UBS Securities LLC	$714

Small/Mid Cap Equity Fund	BNP Paribas Securities Corp.	$27
	RBS Greenwich Capital Markets	$14
	UBS Securities LLC	$12

Strategic Income Fund	Banc of America Securities LLC	$3,290
	BNP Paribas Securities Corp.	$531
	Citigroup Global Markets, Inc.	$4,228
	Credit Suisse Capital LLC	$269
	Goldman Sachs & Co.	$1,545
	J.P. Morgan Securities, Inc.	$18,287
	Lehman Brothers, Inc.	$976
	Merrill Lynch Pierce Fenner & Smith	$555
	Morgan Stanley & Co., Inc.	$3,515
	Prudential Securities, Inc.	$315
	RBS Greenwich Capital Markets	$5,727
	State Street Global Markets LLC	$1,362
	UBS Securities LLC	$1,407
	Wachovia Securities LLC	$1,687
	Wells Fargo & Co.	$937

Target Retirement 2010 Fund	State Street Global Markets LLC	$1

Tax-Free National Fund	State Street Global Markets LLC	$3,106

Total Return Bond Fund	Banc of America Securities LLC	$18,067
	BNP Paribas Securities Corp.	$9,738
	Citigroup Global Markets, Inc.	$30,725
	Countrywide Securities Corp.	$7,189
	Credit Suisse Capital LLC	$1,780
	Goldman Sachs & Co.	$6,203
	J.P. Morgan Securities, Inc.	$138,844
	Lehman Brothers, Inc.	$8,234
	Merrill Lynch Pierce Fenner & Smith	$4,111
	Morgan Stanley & Co., Inc.	$23,610
	Prudential Securities, Inc.	$12,134
	RBS Greenwich Capital Markets	$18,396
	State Street Global Markets LLC	$7,790
	U.S. Bancorp Investments, Inc.	$2,583
	UBS Securities LLC	$8,544
	Wachovia Securities LLC	$10,681
	Wells Fargo & Co.	$50,647

Value Fund	Banc of America Securities LLC	$6,418
	BNP Paribas Securities Corp.	$590

	Deutsche Bank Securities, Inc.	$657
	Goldman Sachs & Co.	$11,078
	J.P. Morgan Securities, Inc.	$14,340
	UBS Securities LLC	$3,169
	Wells Fargo & Co.	$12,860

Value Opportunities Fund	Banc of America Securities LLC	$2950
	BNP Paribas Securities Corp.	$702
	Deutsche Bank Securities, Inc.	$781
	J.P. Morgan Securities, Inc.	$698
	UBS Securities LLC	$2,675
	Wells Fargo & Co.	$2,584

FUND EXPENSES

EXPENSES OF THE FUNDS Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence, (2) registration of the Fund under the 1940 Act, (3) auditing, accounting and legal expenses, (4) taxes and interest, (5) governmental fees, (6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof, (9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) fees, expenses and disbursements of custodians for all services to the Fund, (12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (13) expenses for servicing shareholder accounts, (14) any direct charges to shareholders approved by the directors of the Fund, (15) compensation and expenses of directors of the Fund, other than those who are also officers of The Hartford, and (16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, the Floating Rate Fund may incur unique expenses due to the nature of its investment strategy which are paid by the Floating Rate Fund, including: consultants’ and attorneys’ fees and expenses in connection with problem loans and troubled issuers and/or borrowers and transfer and assignment fees in conjunction with the buying and selling of loans.

Each fund of funds, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. Each fund of funds’ expense ratios, as disclosed in the funds of funds’ prospectus, may be higher or lower depending on the allocation of the fund of funds’ assets among the Underlying Funds and the actual expenses of the Underlying Funds.

DISTRIBUTION ARRANGEMENTS

GENERAL

Hartford Investment Financial Services, LLC (“HIFSCO”) serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the board of directors of each Company.  HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).  Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO.  Except as discussed below under Distribution Plans, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature.  The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a Fund.  HIFSCO is not obligated to sell any specific amount of shares of any Fund.

HIFSCO is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds.  HIFSCO has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Funds, subject to the Funds’ policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law.  In these circumstances, a Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order.  Accordingly, orders will be priced at that Fund’s next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund.  The Fund’s net asset value is determined in the manner described in the Fund’s prospectuses.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES.  As stated in the prospectuses, HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.13% of the average net assets of the funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2009, HIFSCO and its affiliates incurred approximately $30.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for placement of funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the funds and payments for providing extra employee training and information relating to the funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2010, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries.

AIG Advisors Group, Inc., (Advantage Capital Corp., FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Associated Securities Corporation, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC., Mutual Service Corporation, NatCity Investments Inc.,  National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., PNC Investments, Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Transamerica Financial Advisors, Inc., Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Advisors, Wells Fargo Investments, WaMu Investments Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

In addition to the Financial Intermediaries listed above, listed below are all Financial Intermediaries that received Additional Payments with at least a $100 value in 2009 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists (financial intermediaries receiving less than $100 value have not been included). Acument Securities, Inc., Addison Avenue Federal C.U., Advantage Capital Corp, AFA Financial Group, LLC, AIG Financial Advisors, AllState Financial Svcs., LLC, Altura Credit Union, American Funds, American Funds & Trusts, Inc., , American Gen’l Securities Inc., American Independent Secs Grp., American Investors Company, American Portfolios Fncl Svcs, Ameriprise Advisor Srvcs., Inc., Ameriprise Financial Srvcs Inc., Ameritas Investment Corp., Amtrust Investment Srvcs, Inc., Anchor Bank, Anderson & Strudwick, Inc., Arizona State Savings & CU., Associated Securities Corp., AXA Advisors, LLC, B.C. Ziegler and Company, Banc of Amer Investment Svcs Inc., Bancnorth Investment Group Inc., BancorpSouth Bank, Bancorpsouth Investment Srvc Inc., BancWest Investment Srvcs Inc., Bank of America, Bank of

Escondido, Bank of the West, Bank Securities Association, BB&T Investment Services, Inc., BCG Securities, Inc., Beaconsfield Fin. Srvcs., Inc., Beneficial Investment Srvcs., Berthel, Fisher & Co. Fin Svcs Inc., BISA, BOSC, Inc., Brighton Securities Corp., Brokersxpress LLC., Butler, Wick & Co., Inc., Cadaret, Grant & Co., Inc., Calton & Associates, Inc., Cambridge Investment Rsrch, Inc., Cambridge Legacy Sec., LLC, Cameron State Bank, Cantella & Co., Inc., Cape Securities, Capital Analysts, Inc., Capital Financial Srvcs., Inc., Capital Investment Group, Inc., Capital One Investments Svcs LLC, Capital One, N.A., Capitol Secs. Investment Corp., Capital Secs. Of America, Inc., Capital Securities Mngmnt., Inc., Carey, Thomas, Hoover &  Breault, Carolinas Investment Cnsltng LLC, Cary Street Partners, CCF Investments, Inc., CCO Investment Services Corp.,  Centaurus Financial, Inc., Century Securities Assocs., Inc., CFD Investments, Inc., Charles Schwab & Company, Inc., Chase Investments Srvcs, Corp., Citi Bank, Citigroup Global Markets, Inc., City Securities Corporation, Colonial Brokerage, Inc., Commerce Brokerage Svcs, Inc., Commonwealth Bank & Trust Co., Commonwealth Financial Network, Community Bankers Secs. LLC, Compass Bank, Compass Brokerage, Inc., Cornerstone Financial C.U., Credit Suisse Securities LLC, Crowell, Weedon & Co., Crown Capital Securities, LLP, CUE, Cuna Brokerage Services, Inc., Cuso Financial Services, LLP, D.A. Davidson & Company, Davenport & Company LLC, David A. Noyes & Company, Delta Equity Services Corp., Deutsche Bank Securities, Inc., Eagle One Investments, LLC, Economy Securities, Inc., Edward Jones, EECU, Empire Financial Group, Inc., Empire Securities Corporation, Ensemble Financial Svcs, Inc., Enterprise Securities Co., Equity Services, Inc., Ferris/Baker Watts, Fidelity Investments, Fifth Third Bank, Fifth Third Securities, Financial Network Investment Corp, Fintegra LLC, First Allied Securities, First Citizens Investor Srvcs, First Heartland Capital Inc., First National Investments, Inc., First Tennessee Bank, First Tennessee Brokerage, Inc., First Western Advisors, First Western Securities Inc, FNB Brokerage Services, Inc., FNIC F.I.D. Div., Foothill Securities, Inc., Fortune Financial Services, Frost Brokerage Services Inc., Frost National Bank, FSC Securities Corporation, FSIC, Fulcrum Securities, Inc., Fund Quest, Geneos Wealth Management, Inc.,  Genworth Financial Secs Corp., Glen Eagle Advisors LLC, Great American Advisors, Inc., Gunnallen Financial, Inc., H&R Block Financial Advs., Inc., H. Beck, Inc., H.D. Vest Investment Services, Harbor Financial Services, LLC, Harbour Investments, Inc., Harger and Company, Inc., Harris Investor Services, Inc., Harvest Capital LLC, Hazard & Siegel, Inc., Hazlett, Burt & Watson, Inc., HWB Securities, LLC, Hefren-Tillotson/Masterplan, Hilliard Lyons, Hornor, Townsend & Kent, Inc., HSBC Bank USA, National Assoc., HSBC Securities (USA) Inc., Huntington Investments, Huntington National Bank, Huntleigh Securities Corp., IMS Securities, Inc., Independent Fin’l Group, LLC, Infinex Investment, Inc., ING Financial Advisors, LLC, ING Financial Partners, International Assets Advisory Co., InterSecurities, Inc., Inverness Sec. LLC, INVEST Financial Corporation, Investacorp, Inc.,  Investment Center, Inc., Investment Centers of America, Investment Professionals, Inc., Investors Capital Corp., J.B. Hanauer & Co., J.J.B Hilliard, W.L. Lyons LLC., J.P. Turner & Co. LLC, J.W. Cole Financial, Inc., James T. Borello & Co., Janney Montgomery Scott, Inc., Jefferson Pilot Securities Corp, Jesup & Lamont Securities Corp, Key Bank, Key Bank, N.A., Key Investment Services, LLC, KMS Financial Services, Inc., Kobren Insight Management Inc., Kovack Securities, Inc., KW Securities Corporation, L.M. Kohn & Company, Lara, Shull & May, LTD, LaSalle Street Securities, Inc., Legacy Bank, Lesko Securities, Inc., Liberty Group, LLC, Lincoln Financial Advisors Corp, Lincoln Financial Securities, Lincoln Investment Plnng., Inc., Linsco/Private Ledger,  Lockton Financial Advisors LLC, Lockwood Financial, LPL Financial Corp., M Holdings Securities, Inc., M&I Bank, M&I Brokerage Services, Inc.,  M&I Financial Advisors, Inc., M&T Bank, M&T Securities, Inc., M.L. Stern & Co. Inc., Main Street Securities, LLC, Marshall Financial, MB Financial Bank, N.A., McAdams, Wright & Ragen, Inc., Means Investment Co Inc., Meeder Financial, Merrill Lynch Inc., Merrimac Corporate Sec’s., Inc., MetLife Securities, Inc., MML Investor Services, Inc., Money Concepts Capital Corp, Morgan Keegan & Co., Inc., Morgan Keegan FID Division, Morgan Stanley & Co., Inc., Morgan Stanley Smith Barney, Morton Community Bank, Multi-Financial Securities Corp, Mutual Service Corp., NatCity Investments, National Advisers Trust, National Planning Corporation, National Planning Holdings, Inc., National Securities Corp., Nationwide Planning Assoc, Inc., Navy Federal Brokerage Srvcs., NBC Securities, Inc., NBT Bank, Nelson Securities, Inc., New England Securities Corp., Newport Group Securities, Inc., Next Financial Group, NFP Securities, Inc., Nollenberger Capital Partners, North Ridge Securities Corp., Northwestern Mut Inv Svcs Inc., NPB Financial Group LLC, NPH, NRP Financial, Inc., O.N. Equity Sales Co., Ohio National Equities, Inc., OneAmerica Securities Inc., Oppenheimer and Co., Inc., Pacific West Securities, Inc., Packerland Brokerage Svcs, Inc., Park Avenue Securities, Paulson Investment Company Inc., Peoples Bank,  Peoples Securities, Inc., Peoples United Bank, Pershing, PlanMember Securities Corp, PNC Bank Corp., PNC Investments LLC, Prime Capital Services, Inc., PrimeVest Financial Services, Princor Financial Service Corp, ProEquities, Inc., Prospera Financial Services, Purshe, Kaplin & Sterling Investment, Putnam Investments, QA3 Financial Corp., Questar Capital Corp, R. Seelaus & Company, Inc., Raymond James & Associates, Inc., Raymond James FID Division, Raymond James Finc’l Srvcs,Inc., RBC Bank, RBC Capital Markets Corp., RBC Dain FID Division, RBC Dain Rauscher Inc., RDM Investment Services, Inc., Reliance Securities, LLC, RiverStone Wealth Management., Inc., Robert W. Baird & Co. Inc., Rogan & Associates, Inc., Royal Alliance Associates, Inc., S.C. Parker & Co., Inc., S. Smith Barney/Bank Invs Cntrs., Sagepoint Financial, Inc., Sammons Securities Company LLC, Saxony Securities, Inc., Scott & Stringfellow, Inc., Securian Financial Services, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corporation, Signator Investors Inc., Signature Bank, Signature Securities Group, SII Investments, SMH Capital, Smith Barney, Smith Barney Bank Advisor, Smith Hayes Fin. Svcs. Corp., South Valley Wealth Management, Southeast Investments N.C. Inc., Southwest Securities, Inc., Spectrum Capital, Inc., Stephens, Inc., Sterne Agee & Leach, Inc., Stifel, Nicolaus & Co., Inc., Stockcross, Inc., Strand Atkinson Williams York, Summit Brokerage Services Inc., Summitalliance Securities, Sunset Finc’l Services, Inc., SunTrust Investment Srvcs, Inc., SunTrust Securities, Inc., SWS Financial Services, Synovus Securities, TD Ameritrade, Inc., TD Bancnorth, National Assoc., TD Waterhouse Invstr Srvcs, Inc, TFS Securities, Inc., The Huntington Investment Co., Thoroughbred Finl Svcs, LLC, Thurston, Springer, Miller, Herd, Transamerica Financial Advisor, Triad Advisors, Inc., Triune Capital Advisors, True North Financial Svcs., Inc.,  TrustCore Investments, Inc., U.S. Wealth Advisors, LLC, UBS Financial Services, Inc., UBS International, UBS Private Banking, UCB Investment Services, Inc., Union Bank & Trust, Union Bank of California, N.A.,  UnionBanc Investment Services, UnionBank, United Brokerage Services, Inc., United Plnnrs

Fin.Svcs.of Amer, US Bancorp FID, US Bancorp Investments, US Bank, N.A., USI Securities, UVest Financial Services, VALIC Financial Advisors, Inc., ValMark Securities, VanDerbilt Securities, LLC, VSR Financial Services, Inc., Wachovia Bank,  Wachovia Sec Inc Fncl Network, Wachovia Securities ISG, Wachovia Securities LLC, Waddell & Reed, Inc., Wall Street Financial Group, Walnut Street Securities, Inc., WaMu Investments, Inc., Warner Group, Inc., Waterstone Financial Group, Inc., Wayne Hummer Investments LLC, Webster Bank N.A., Wedbush Morgan Securities Inc., Wellington Management Company, Wellington Securities, Inc., Wells Fargo Adv. Fin. Network LLC, Wells Fargo Advisors, LLC, Wells Fargo Advisors, LLC ISG, Wells Fargo Ins. Srvcs. Inv. Adv., Wells Fargo Investments, WesBanco Bank, Inc., Wesbanco Securities, Inc., Western International Secs,, Westfield Bakerink Brozak LLC, WFG Investments, Inc., Wilbank Securities, Wiley Bros. — Aintree Capital, Winslow, Evans & Crocker, Inc., Woodbury Financial Srvcs, Inc., Woodstock Financial Group, Inc., World Group Securities, Inc., WRP Investments, Inc., Wunderlich Securities Inc., and Zeke Capital.

COMMISSIONS TO DEALERS

The aggregate dollar amount of commissions received by HIFSCO for the sale of shares for the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007 is as follows:

YEAR	FRONT-END SALES COMMISSIONS		CDSC		AMOUNT REALLOWED		AMOUNT RETAINED
2009
Class A	$93,526,257		$875,030		$80,567,789		$13,833,498
Class B	N/A		$5,570,873		N/A		$5,570,873
Class C	N/A		$1,639,787		0		$1,639,787
Class I	N/A		N/A		N/A		N/A
Class Y	N/A		N/A		N/A		N/A
Class L	$402,828		$231		$341,864		$61,195
Class R3	N/A		N/A		N/A		N/A
Class R4	N/A		N/A		N/A		N/A
Class R5	N/A		N/A		N/A		N/A
2008
Class A	$139,316,691		$1,486,884		$120,172,508		$20,631,067
Class B	N/A		$6,677,607		N/A		$6,677,607
Class C	N/A		$2,913,799		0		$2,913,799
Class I	N/A		N/A		N/A		N/A
Class Y	N/A		N/A		N/A		N/A
Class L	$576,218		$366		$489,847		$86,737
Class R3	N/A		N/A		N/A		N/A
Class R4	N/A		N/A		N/A		N/A
Class R5	N/A		N/A		N/A		N/A
2007
Class A	$117,907,856		$1,187,494		$101,827,646		$17,267,704
Class B	N/A		$5,692,605		N/A		$5,692,605
Class C	N/A		$2,205,486		N/A		$2,205,486
Class I	N/A		N/A		N/A		N/A
Class Y	$10,159	*	N/A		$8,991	*	$1,168	*
Class L	$615,901		$5,123	*	$524,455		$126,569	*
Class R3	N/A		N/A		N/A		N/A
Class R4	N/A		N/A		N/A		N/A
Class R5	N/A		N/A		N/A		N/A

*                 This information reflects the reclassification of Class E shares as Class Y shares and Class H, M and N shares as Class L shares.  The reclassification was affected on February 12, 2007.

Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Funds other than Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Strategic Income Fund, Tax-Free-California Fund, Tax-Free National Fund and Total Return Bond Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund, Tax-Free National Fund and Total Return Bond Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGEAS A PERCENTAGE OFOFFERING PRICE	FRONT-END SALES CHARGEAS A PERCENTAGE OFAMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	4.50%	4.71%	3.75%
$50,000 or more but less than $100,000	4.00%	4.17%	3.50%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

Floating Rate Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGEAS A PERCENTAGE OFOFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OFAMOUNT INVESTED	COMMISSION ASPERCENTAGE OF OFFERING PRICE
Less than $50,000	3.00%	3.09%	2.50%
$50,000 or more but less than $100,000	2.50%	2.56%	2.00%
$100,000 or more but less than $250,000	2.25%	2.30%	1.75%
$250,000 or more but less than $500,000	1.75%	1.78%	1.25%
$500,000 or more but less than $1 million	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge.  However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase.  For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

A front-end sales charge is not assessed on Class A shares of Money Market Fund.

HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers.  HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million.  In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

Short Duration Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGEAS A PERCENTAGE OFOFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OFAMOUNT INVESTED	COMMISSION ASPERCENTAGE OF OFFERING PRICE
Less than $250,000	2.00%	2.04%	1.50%
$250,000 or more but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more(2)	0%	0%	See below

(2)          Investments of $500,000 or more in Class A shares may be made with no front-end sales charge.  However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase.  For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers.  HIFSCO also may pay dealers of record commissions on purchases over $500,000n in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million.  In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

HIFSCO’s principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089.  HIFSCO was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS

Each Company, on behalf of its respective Funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B Class C, Class R3 and Class R4 shares of each Fund, and The Hartford Mutual Funds II, Inc. has adopted a separate Plan for each of the Class L, Class R3 and Class R4 shares of each of its Funds, pursuant to appropriate resolutions of the applicable Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the FINRA regarding asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing

Class A shareholders.  The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares.  However, the Companies’ boards of directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.  The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.  The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

CLASS L PLAN Pursuant to the Class L Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class L shares.  The entire fee will be used for distribution-related expenses.

CLASS R3 PLAN Pursuant to the Class R3 Plan, a fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HIFSCO will pay to dealers the service fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS R4 PLAN Pursuant to the Class R4 Plan, a fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HIFSCO will pay to dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans which means that the Funds pay HIFSCO the entire fee regardless of HIFSCO’s expenditures.  Conversely, even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Funds will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to each Fund, for review by the applicable Company’s board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In the board of directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  Potential benefits which the Plans may provide to the Funds include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The board of directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the applicable board of directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund affected thereby.  A Plan will automatically terminate in the event of its assignment.

For the fiscal year ended October 31, 2009, the Hartford Funds paid the 12b-1 fees listed below.

FUND NAME	CLASS A	CLASS B	CLASS C	Class R3	Class R4
Advisers Fund	$1,369,789	$825,322	$949,576	$51	$1,664
Balanced Income Fund	$101,298	$26,152	$46,525	$0	$0
Capital Appreciation Fund	$20,947,810	$9,621,016	$24,976,814	$82,975	$309,972
Capital Appreciation II Fund	$1,142,687	$647,535	$2,673,648	$30,261	$8,938
Checks and Balances Fund	$1,977,533	$1,091,010	$2,364,616	$1,451	$219
Disciplined Equity Fund	$206,991	$93,872	$118,441	$52	$115
Diversified International Fund	$8,519	$7,047	$7,082	$3,067	$1,541
Dividend and Growth Fund	$5,304,343	$1,956,964	$2,094,526	$10,806	$29,454
Equity Income Fund	$1,395,809	$306,337	$428,675	$1,153	$1,493
Floating Rate Fund	$2,256,710	$400,082	$9,030,772	$5,884	$1,841
Fundamental Growth Fund	$57,514	$46,777	$74,248	$0	$0
Global Enhanced Dividend Fund	$12,370	$1,859	$1,859	$933	$469
Global Growth Fund	$490,125	$187,485	$258,234	$203	$118
Global Health Fund	$641,795	$364,786	$805,850	$4,015	$12,797
Global Research Fund	$49,103	$18,417	$28,651	$1,022	$505
Growth Fund	$690,697	$184,108	$424,551	$471	$4,702
Growth Opportunities Fund	$2,265,142	$346,912	$1,747,200	$34,083	$65,482
High Yield Fund	$382,593	$191,550	$345,713	$324	$31
High Yield Municipal Bond Fund	$482,114	$60,234	$899,221	$0	$0
Income Fund	$226,123	$86,137	$174,852	$0	$0
Inflation Plus Fund	$1,115,490	$859,514	$3,270,532	$7,207	$3,291
International Growth Fund	$386,312	$167,068	$197,289	$1,452	$540
International Opportunities Fund	$378,160	$155,680	$238,338	$1,244	$3,344
International Small Company Fund	$116,621	$75,179	$100,473	$0	$0
MidCap Fund	$3,540,984	$1,477,089	$2,888,827	$488	$2,236
MidCap Value Fund	$290,646	$221,099	$214,846	$0	$0
Money Market Fund	$383,511	$228,059	$439,974	$1,031	$147,844
Select SmallCap Value	$34,677	$4,855	$6,942	$0	$0
Short Duration Fund	$186,592	$75,523	$327,387	$0	$0
Small Company Fund	$629,828	$170,415	$367,645	$39,071	$62,936
SmallCap Growth Fund	$103,727	$75,622	$92,363	$575	$3,609
Small/Mid Cap Equity	$46,835	$27,730	$40,844	$0	$0
Strategic Income Fund	$281,613	$100,569	$898,490	$0	$0
Tax-Free National Fund	$330,208	$73,355	$337,544	$0	$0
Total Return Bond Fund	$1,779,833	$760,480	$959,571	$2,513	$41,838
Value Fund	$130,685	$68,592	$88,717	$743	$383
Value Opportunities Fund	$142,390	$71,636	$94,797	$3,616	$6,068
Equity Growth Allocation Fund	$277,242	$267,901	$466,046	$3,648	$8,876
Growth Allocation Fund	$811,673	$860,405	$1,412,123	$1,996	$19,992
Balanced Allocation Fund	$1,088,838	$878,049	$1,521,629	$2,765	$28,502
Conservative Allocation Fund	$287,954	$212,525	$395,814	$2,145	$16,491
Target Retirement 2010 Fund	$18,398	$2,810	$4,230	$2,510	$16,129
Target Retirement 2015 Fund	$0	$0	$0	$6,052	$2,866
Target Retirement 2020 Fund	$35,279	$4,661	$6,884	$3,428	$29,645
Target Retirement 2025 Fund	$0	$0	$0	$5,669	$2,956
Target Retirement 2030 Fund	$34,031	$4,806	$5,810	$8,689	$32,019
Target Retirement 2035 Fund	$0	$0	$0	$5,225	$2,802
Target Retirement 2040 Fund	$0	$0	$0	$5,096	$2,644
Target Retirement 2045 Fund	$0	$0	$0	$5,084	$2,638
Target Retirement 2050 Fund	$0	$0	$0	$5,030	$2,506

FUND NAME	CLASS L
Growth Fund	$405,226
Growth Opportunities Fund	$915,572
SmallCap Growth Fund	$171,107
Tax-Free National Fund	$16,371
Value Opportunities Fund	$46,804

For the fiscal year ended October  31, 2009, approximately $130,147,827 and $3,923,086 of the Funds’ total distribution expenses were expended in connection with compensation to broker-dealers and compensation to sales personnel (including advertising, printing and mailing of prospectuses to prospective shareholders), respectively.

PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase of Fund shares, see “How to Buy and Sell Shares — Buying Shares” in the Funds’ prospectuses.

EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS Certain accounts held on the Funds’ books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds.

These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus.  However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

Class A shares of a Fund may be exchanged for Class I shares of the same Fund. All exchanges are subject to meeting investment minimum or eligibility requirements. Please consult your financial advisor to discuss tax implications, if any, of an exchange.

For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see “About Your Account — Selling Shares” in the Funds’ prospectuses.

ADDITIONAL EXEMPTIONS FROM SALES CHARGE FOR CLASS L SHAREHOLDERS In addition to the exemptions described in the Funds’ prospectus, the following shareholders of Class L shares of a particular Fund on February 19, 2002 and who remain invested in that particular Fund and class are exempt from the sales charge for subsequent purchases in that same Fund and class:

·                  The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons’ children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons.  (All such persons may continue to add to their account even after their company relationships have ended);

·                  Fund directors, officers, or their spouses/domestic partners (or such persons’ children, grandchildren, parents, or grandparents—or spouses/domestic partners of any such persons), if all account owners fit this description;

·                  Representatives or employees (or their spouses) of Woodbury Financial Services, Inc. (“Woodbury Financial”), formerly Fortis Investors, Inc. (including agencies) or of other broker-dealers having a sales agreement with Woodbury Financial (or such persons’ children, grandchildren, parents, or grandparents—or spouses of any such persons), if all account owners fit this description;

·                  Selling broker dealers and their employees and sales representatives;

·                  Financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the Funds;

·                  Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding paragraphs) of the Funds, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Fortis Investors, Inc. and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

·                  Participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more.  (A 1% CDSC applies if redeemed within 18 months.)

·                  Registered investment companies;

·                  Purchases by employees (and their families, as defined below under the “Rights of Accumulation” section) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Woodbury Financial; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

·                  Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000.  For sales of $500,000 or more, normal sales charges apply;

·                  Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund “wrap” program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides HIFSCO with evidence of such authority or the existence of such a wrap program with respect to the money invested;

·                  Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Fund;

·                  One or more members of a group (and their families, as defined below under the “Rights of Accumulation” section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity.  (A 1% CDSC applies if redeemed within 18 months.)

RIGHTS OF ACCUMULATION Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any Fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser’s holdings of all shares of any Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts.  For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members.  For Class A shares, the definition of family member varies depending upon when the purchaser opened the account.  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.  For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.  As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares.  Participants in retirement plans receive breakpoints at the plan level.  Acceptance of the purchase order is subject to confirmation of qualification.  The rights of accumulation may be amended or terminated at any time as to subsequent purchases.  Hartford Administrative Services Company (“HASCO”), The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.’s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”).  Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A and Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART 529 Accounts owned by the shareholder as described above under “Rights of Accumulation.” Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI.  If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI.  The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder’s account at the applicable offering price.  If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A or L Class shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  Purchases based on a LOI may include holdings as described above under “Rights of Accumulation.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.  HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.’s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan (“SWP”) is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below under Deferred Sales Charge) of a Fund deposited by the applicant under this SWP.  The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000.  Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account.  Redemptions are potentially taxable transactions to shareholders.  To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account.  In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder’s death, or (3) when all shares under the SWP have been redeemed.  The fees of the Fund for maintaining SWPs are paid by the Fund.

SPECIAL REDEMPTIONS Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the applicable Company’s directors.  When the shareholder sells portfolio securities received in this fashion, he/she would incur a brokerage charge.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value.  The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

DEFERRED SALES CHARGE ON CLASS A, CLASS B, CLASS C AND CLASS L Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Class A shares which were purchased without a front-end sales charge and which are redeemed within eighteen months of purchase, Class B shares which are redeemed within six years of purchase, and Class C shares, which are redeemed within one year of purchase, are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC.  The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed.  No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.  Solely for purposes of determining the length of time of any payment for the purchases of Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged.  To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A, Class B, Class C and Class L shares, such as the payment of compensation to select selling brokers for selling these classes of shares.  The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable Fund to sell the Class B, Class C and Class L shares without a sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

The CDSC will be waived on redemptions of Class B and Class C shares and of Class A and Class L shares that are subject to the CDSC in the following cases:

·                  to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  because of shareholder death or disability in the case of a transfer or rollover to a Hartford company only,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies, and

·                  for retirement plans under the following circumstances:

(1)                to return excess contributions,

(2)                hardship withdrawals as defined in the plans,

(3)                under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)                to meet minimum distribution requirements under the Internal Revenue Code,

(5)                to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)                after separation from service for employer sponsored retirement plans, and

(7)                for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

SUSPENSION OF REDEMPTIONS  A Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your account to be closed.  Your account could be closed if: your identity cannot be verified or you fail to provide a valid SSN or TIN; the registered address of your account is outside of the United States or in a US jurisdiction in which the fund shares are not registered; transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; shares purchased are not paid for when due; your account does not meet the qualifications for ownership for the particular class of shares held in your account; maintenance of your account jeopardizes the tax status or qualifications of the funds; your account balance falls to $1,000 or less and your fail to bring the account above the $1,000 within thirty (30) days of notification; there is a change in your broker of record, for example your broker is no longer able to sell fund shares; or closing the account is determined to be in the best interests of the fund.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of all classes of each Fund is determined by Hartford Life in the manner described in the Funds’ prospectuses.  The assets of each fund of funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values on the valuation date.  The Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the New York  Stock Exchange (the “Exchange”).  Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities.  If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors.  Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security.  The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings.  In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange.  Securities that are primarily  traded on foreign markets may trade on days that are not business days of the funds.  The value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.  Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange.  There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions.  Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors.  Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending.  Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

The Money Market Fund’s investments and investments of other funds that mature in 60 days or less are valued at amortized cost, which approximates market value.  Under the amortized cost method of valuation, an instrument is valued at acquisition cost adjusted by the daily accretion of discount or amortization of premium.  The interest payable at maturity is accrued as income, on a daily basis, over the remaining life of the instrument.  Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio’s investments assuming the instrument’s obligation is paid in full at maturity.  In connection with its use of the amortized cost method, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not acquire any security with a remaining maturity of more than 397 days.

The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share.  The Board of Directors of The Hartford Mutual Funds, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used.  In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders.  Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities).  In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange on which the security is primarily traded (The “Primary Market”) at the Valuation Time.  If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.  The value of an equity security not traded on any exchange but traded on the Nasdaq Stock market, Inc. System (“Nasdaq”) or another over-the-counter (“OTC”) market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.  For securities traded on the NASDAQ national market system, the Funds utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security.  If the last trade falls within the bid-ask range, then that price will be the closing price.  If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price.  If the last price is below the bid, the bid will be the closing price.  If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded.  If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which over time they are traded most extensively.  If a settlement price is not available, the futures contracts will be valued at the most recent trade price as of the Valuation Time.  If there were no trades, the contract shall be valued at the mean of the closing bid/asked prices as of the Valuation Time.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate.  Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service.  Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices or custom valuations furnished by an independent pricing service.  If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument.  In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A Fund’s maximum offering price per Class A and Class L shares is determined by adding the maximum sales charge to the net asset value per share.  Class C, Class I, Class R3, Class R4, Class R5, Class Y and the Class A shares of Money Market Fund are offered at net asset value without the imposition of an initial sales charge.

CAPITALIZATION AND VOTING RIGHTS

The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 37.0 billion shares of common stock, par value $0.001 per share (“Common Stock”). The shares of Common Stock are divided into 46 series.

The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The series of the Hartford Mutual Funds II, Inc. (the “Hartford II Funds”) became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the Hartford II Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 162.5 billion shares of common stock, par value $0.0001 per share (“Common Stock”). The shares of Common Stock are divided into six series.

The board of directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Fund. Each Company’s board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors of each Company have authorized the issuance of four classes of shares of each of the Funds (except for Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Checks and Balances Fund, High Yield Municipal Bond Fund, Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund) designated in each instance as Class A, Class B, Class C and Class Y shares. Checks and Balances Fund and High Yield Municipal Bond Fund do not currently offer Class Y shares. For Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund, the directors of The Hartford Mutual Funds, Inc. have authorized the issuance of seven classes of shares designated in each instance as Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5 shares. For Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund, the directors of The Hartford Mutual Funds, Inc. have authorized the issuance of three classes of shares designated in each instance as Class R3, Class R4 and Class R5. The directors of The Hartford Mutual Funds have also authorized the issuance of Class R3, Class R4 and Class R5 shares for Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Disciplined Equity Fund, Dividend & Growth Fund, Equity Income Fund, Floating Rate Fund, Global Research Fund, Global Growth Fund, Global Health Fund, High Yield Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, MidCap Fund, Money Market Fund, Small Company Fund, Total Return Bond Fund, Value Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund.

The directors of The Hartford Mutual Funds II, Inc. have authorized the issuance of Class L shares for each of its Funds. The directors of The Hartford Mutual Funds II, Inc. have also authorized the issuance of Class R3, Class R4 and Class R5 shares for the following Funds: Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund.

In addition to the Class I shares authorized for the Asset Allocation Funds, the directors of each Company have authorized the issuance of Class I shares for the following Hartford Funds: Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Dividend and Growth Fund, Equity Income Fund, Floating Rate Fund, Global Research Fund, Global Health Fund, High Yield Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, Small Company Fund, Strategic Income Fund, Tax-Free National Fund, Total Return Bond Fund and Value Fund; and the following Hartford New Funds: Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or, for Class A, Class C, Class I, Class L, Class R3, Class R4, Class R5 and Class Y, conversion rights and are freely transferable.

As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds’ independent registered public accounting firm.

Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company’s outstanding shares request it in writing, a meeting of that particular Company’s shareholders will be held to approve or disapprove the removal of director or directors.

Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.  Tax law is subject to change by legislative, administrative or judicial action.

Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Companies intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and to qualify as a regulated investment company each year.  If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”) (which the Companies intend each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code.  In particular, a Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund must meet several requirements to maintain its status as a regulated investment company.  These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S.Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”).

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

With respect to the Funds other than the funds of funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source.  In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more.  The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains.  The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known.  The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders.  Each Fund with “Global” and “International” in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years.  If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any.  Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit.  Shareholders must itemize their deductions in order to deduct foreign taxes.  Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

With respect to the Funds other than the funds of funds, a Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund.  These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above.  The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

With respect to the funds of funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.  If more than 50% of the value of an Underlying Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to “pass-through” to its shareholders, including a fund of funds, the amount of such foreign income and similar taxes paid by the Underlying Fund.  Pursuant to this election, the fund of funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations.  A fund of funds, would not, however, be eligible to elect to “pass-through” to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Fund.

As of October 31, 2009, the following Funds have capital loss carryforwards as indicated below.  Each such Fund’s capital loss carryover is available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder.

FUND	AMOUNT (IN THOUSANDS)	YEAR OF EXPIRATION
Advisers Fund	$92,120	2016
Advisers Fund	$202,011	2017
Balanced Income Fund	$2,352	2016
Balanced Income Fund	$6082	2017
Capital Appreciation Fund	$615,897	2016
Capital Appreciation Fund	$3,466,873	2017
Capital Appreciation II Fund	$168,743	2016
Capital Appreciation II Fund	$256,211	2017
Checks and Balances Fund	$1,355	2017
Disciplined Equity Fund	$10,424	2011
Disciplined Equity Fund	$23,225	2016
Disciplined Equity Fund	$33,294	2017
Diversified International Fund	$2,149	2016
Diversified International Fund	$3,388	2017
Dividend and Growth Fund	$20,521	2010
Dividend and Growth Fund	$95,054	2015
Dividend and Growth Fund	$109,157	2016
Dividend and Growth Fund	$455,576	2017
Equity Income Fund	$7,634	2016
Equity Income Fund	$99,435	2017
Floating Rate Fund	$1,227	2014
Floating Rate Fund	$48,277	2015
Floating Rate Fund	$270,204	2016
Floating Rate Fund	$271,754	2017
Fundamental Growth Fund	$4,938	2016
Fundamental Growth Fund	$10,926	2017
Global Enhanced Dividend Fund	$448	2016
Global Enhanced Dividend Fund	$2,895	2017
Global Growth Fund	$45,031	2016
Global Growth Fund	$120,717	2017
Global Health Fund	$118,807	2017
Global Research Fund	$13,365	2015
Global Research Fund	$11,020	2016
Global Research Fund	$3,897	2017
Growth Fund	$21,260	2016
Growth Fund	$149,726	2017
Growth Opportunities Fund	$333,785	2016
Growth Opportunities Fund	$629,745	2017
High Yield Fund	$25,246	2010
High Yield Fund	$28,570	2011
High Yield Fund	$3,595	2014
High Yield Fund	$21,761	2016

High Yield Fund	$18,103	2017
High Yield Municipal Bond Fund	$284	2015
High Yield Municipal Bond Fund	$12,922	2016
High Yield Municipal Bond Fund	$15,644	2017
Income Fund	$311	2013
Income Fund	$262	2014
Income Fund	$161	2015
Income Fund	$16,662	2016
Income Fund	$27,526	2017
Inflation Plus Fund	$672	2011
Inflation Plus Fund	$3,591	2012
Inflation Plus Fund	$2,571	2013
Inflation Plus Fund	$6,198	2014
Inflation Plus Fund	$880	2015
Inflation Plus Fund	$4,553	2017
International Growth Fund	$194,181	2016
International Growth Fund	$110,574	2017
International Opportunities Fund	$42,414	2016
International Opportunities Fund	$59,839	2017
International Small Company Fund	$47,790	2016
International Small Company Fund	$46,804	2017
MidCap Fund	$44,738	2016
MidCap Fund	$382,672	2017
MidCap Value Fund	$31,355	2016
MidCap Value Fund	$42,041	2017
Money Market Fund	$1,749	2016
Select SmallCap Value Fund	$11,901	2016
Select SmallCap Value Fund	$16,338	2017
Short Duration Fund	$221	2011
Short Duration Fund	$295	2012
Short Duration Fund	$977	2013
Short Duration Fund	$731	2014
Short Duration Fund	$162	2015
Short Duration Fund	$751	2016
Short Duration Fund	$1,988	2017
Small Company Fund	$87,693	2016
Small Company Fund	$141,078	2017
SmallCap Growth Fund	$46,989	2016
SmallCap Growth Fund	$58,939	2017
Small/Mid Cap Equity Fund	$25,495	2016
Small/Mid Cap Equity Fund	$11	2015
Small/Mid Cap Equity Fund	$29,718	2017
Strategic Income Fund	$12,098	2016
Strategic Income Fund	$23,339	2017
Tax-Free National Fund	$5	2013
Tax-Free National Fund	$433	2014
Tax-Free National Fund	$2,885	2015
Tax-Free National Fund	$23,184	2016
Tax-Free National Fund	$16,621	2017
Total Return Bond Fund	$38	2013
Total Return Bond Fund	$8,604	2014
Total Return Bond Fund	$637	2015
Total Return Bond Fund	$34,382	2016
Total Return Bond Fund	$58,959	2017
Value Fund	$17,720	2016
Value Fund	$46,182	2017
Value Opportunities Fund	$49,188	2016
Value Opportunities Fund	$35,123	2017
Balanced Allocation Fund	$14,074	2016
Balanced Allocation Fund	$56,654	2017
Conservative Allocation Fund	$659	2015
Conservative Allocation Fund	$7,466	2016
Conservative Allocation Fund	11,433	2017
Equity Growth Allocation Fund	$31,808	2017
Growth Allocation Fund	$10,823	2017
Target Retirement 2010 Fund	$919	2016
Target Retirement 2010 Fund	$1,796	2017
Target Retirement 2015 Fund	$38	2017
Target Retirement 2020 Fund	$1,515	2016
Target Retirement 2020 Fund	$2,026	2017
Target Retirement 2025 Fund	$25	2017
Target Retirement 2030 Fund	$378	2016
Target Retirement 2030 Fund	$1,251	2017
Target Retirement 2035 Fund	$36	2017
Target Retirement 2040 Fund	$33	2017
Target Retirement 2045 Fund	$3	2017

With respect to the Funds other than the funds of funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash.  Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

With respect to the Funds other than the funds of funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.  Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period.  PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow.  PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest).  The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment.  PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

With respect to the Funds other than the funds of funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash.  However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

With respect to the Funds other than the funds of funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information.  Tax law is subject to change by legislative, administrative or judicial action.  The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers.  Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes.  This summary does not address any federal estate tax issues that may arise from ownership of Fund shares.  Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

With respect to the Funds other than the funds of funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains.  Distributions of a Fund’s investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares.  Distributions from net short-term capital gains are taxable to a shareholder as ordinary income.  Distributions of a Fund’s net capital gain properly designated by the Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares.  To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations.  Shareholders will be informed of the portion of dividends which so qualify.  The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.  Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend.  Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains.  Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash.  For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

With respect to the funds of funds, in general, as described in their prospectus, distributions from a fund of funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains.  Distributions of a fund of funds’ investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the fund of funds’ current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares.  An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Any net capital gains may be distributed to a fund of funds as capital gain distributions.  A fund of funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds.  Distributions of a fund of funds’ net capital gain properly designated by the fund of funds as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares.  To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations.  Shareholders will be informed of the portion of dividends which so qualify.  The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.  Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend.  Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the funds of funds’ shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains.  Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash.  For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

At the Companies’ option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund.  The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his or her shares.  Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain.  A shareholder that is not subject to U.S.federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf.  In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below).  Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares.  In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund.  Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares.  The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares.  Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets.  This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss.  If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.  The lower tax rates on long-term capital gains for individuals are currently scheduled to expire after 2010, at which time the maximum rate is currently scheduled to increase to 20%.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss.  In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 35%.  Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date.  The lower tax rates on qualified dividend income are currently scheduled to expire after 2010.  After 2010 such amounts would be taxed at ordinary income rates in the absence of further congressional action.  Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.  Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.  Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.  Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

With respect to the Funds other than the funds of funds, a Fund’s ordinary income dividends from domestic corporations may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction.  The dividends received deduction is reduced to the extent that the shares held by a Fund are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or a shareholder, as the case may be, for less than 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend.

Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain.  In addition, the federal tax status of each year’s distributions generally is reported to the IRS.  Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.

Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty).  Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains.  In addition, for Fund taxable years beginning after December 31, 2004 and before January 1, 2010, a portion of a Fund’s distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and capital gains.  Also, for that same period, U.S. estate taxes may not apply to that portion of a Fund’s shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes.  Congress is considering whether to extend the exemption of withholding for property designated distributions of interest and short-term capital gains for an additional year but there is no assurance that Congress will extend the provision.  A Fund’s distributions, if any, that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in

“U.S. real property holding corporations,” (including certain non-domestically-controlled REITS), may be taxable to non-U.S. investors and may require such investors to file U.S. income tax returns.

A Fund may be required to withhold U.S. federal income tax at a rate of 28% (currently scheduled to increase to 31%after 2010) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.  An individual’s taxpayer identification number is his or her social security number.  The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

HIGH YIELD MUNICIPAL BOND FUND AND TAX-FREE NATIONAL FUND

Each of High Yield Municipal Bond Fund and Tax-Free National Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt “exempt-interest dividends,” provided that at least 50% of the value of the Fund’s assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code.  Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders.  Portions of the dividends paid by High Yield Municipal Bond Fund and Tax-Free National Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes.  Dividends paid by Tax-Free National Fund will generally be subject to state and local income taxes.  Dividends paid by High Yield Municipal Bond Fund may also be subject to state and local income taxes.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of High Yield Municipal Bond Fund and Tax-Free National Fund is not deductible by the investor in proportion to the percentage of the applicable Fund’s distributions from investment income that is exempt from federal income tax.  State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds.  Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.  In addition, any loss realized by a shareholder of High Yield Municipal Bond Fund or Tax-Free National Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.

If either High Yield Municipal Bond Fund or Tax-Free National Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

Shareholders who are “substantial users” (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in High Yield Municipal Bond Fund or Tax-Free National Fund.

Tax-exempt income will be included in determining the taxability of social security payments and railroad retirement benefits.  Tax-exempt income received by a tax-deferred retirement will generally be taxable when later distributed from that account.

TAXATION OF THE UNDERLYING FUNDS

With respect to the funds of funds, each Underlying Fund intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code.  In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the funds of funds generally will not pay any federal income or excise tax.

PRINCIPAL UNDERWRITER

HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

CUSTODIAN

Portfolio securities of each Fund are held pursuant to a separate Custody Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

TRANSFER AGENT

Hartford Administrative Services Company (“HASCO”), 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements and the financial highlights appearing in the annual reports for the fiscal year ended October 31, 2009 have been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, as set forth in their reports with respect thereto. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of the independent registered public accounting firm as experts in accounting and auditing. The principal business address of Ernst &Young LLP is 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402.

OTHER INFORMATION

The Hartford has granted the Companies the right to use the name, “The Hartford” or “Hartford”, and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

CODE OF ETHICS

Each Fund, HIFSCO and each sub-adviser has each adopted a code of ethics designed to protect the interests of each Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

FINANCIAL STATEMENTS

The Companies’ audited financial statements, together with the notes thereto, and reports of Ernst & Young LLP, the Companies’ independent registered public accounting firm, contained in the Companies’ annual reports for the year ended October 31, 2009 as filed with the SEC, are incorporated by reference into this SAI.

PROXY VOTING POLICIES AND PROCEDURES

The Boards of Directors believe that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. The Funds have adopted a policy for each sub-advised Fund that a Fund’s sub-adviser vote proxies, subject to oversight by the Funds’ investment manager. Each sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund it sub-advises and its shareholders, and to avoid the influence of conflicts of interest.  With respect to any Fund established as a fund of funds and for which no sub-adviser is retained, the Funds policy provides that HIFSCO will vote any proxies of the underlying funds in accordance with the vote of the shareholders of the underlying Funds.

The policies and procedures used by the investment manager and each sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below.  In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics.  However, the following are descriptions only and more complete information should be obtained by reviewing each sub-adviser’s policies and procedures, as well as, the funds’ voting records.  For a complete copy of each sub-adviser’s proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to www.hartfordinvestor.com/mutualfunds/proxyvotingpolicies. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

If a security has not been restricted from securities lending and the security is on loan over a record date, the Fund’s sub-adviser may not be able to vote any proxies for that security.  For more information about the impact of lending securities on proxy voting, see “Lending Portfolio Securities”

Hartford Investment Financial Services, LLC

The Checks and Balances Fund allocates its assets in a combination of other Hartford Mutual Funds.  If an underlying Hartford Mutual Fund has a shareholder meeting, HIFSCO votes proxies in the same proportion as the vote of the Hartford Mutual Fund’s other shareholders (sometimes called “mirror” or “echo” voting).

Hartford Investment Management Company

The Funds for which Hartford Investment Management Company (“Hartford Investment Management”) serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets it manages. The goal of Hartford Investment Management is to vote proxies in what it believes are the best economic interests of its clients, free from conflicts of interest. The Proxy Voting Committee of Hartford Investment Management has determined that this goal is best achieved by retaining the services of Glass Lewis & Co., LLC, an independent research firm that provides proxy voting services to more than 100 institutional clients and has developed best practices in corporate governance consistent with the best interest of investors (“Glass Lewis”).

In general, all proxies received from issuers of securities held in client accounts are referred to Glass Lewis for its analysis and recommendation as to each matter being submitted for a vote. Glass Lewis reviews such proxy proposals and makes voting recommendations in accordance with its proxy voting guidelines. These guidelines address a wide variety of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.  Hartford Investment Management has concluded that the Glass Lewis guidelines are substantially in accord with Hartford Investment Management’s own philosophy regarding appropriate corporate governance and conduct. In most cases, securities will be voted in accordance with Glass Lewis’ voting recommendations, but Hartford Investment Management may deviate from Glass Lewis’s recommendations on specific proxy proposals. To ensure that no voting decision is influenced by a conflict of interest, a portfolio manager who intends to vote contrary to a Glass Lewis recommendation must notify Hartford Investment Management’s Proxy Committee of such intent, and obtain its approval before voting.

The Proxy Voting Committee evaluates the performance of Glass Lewis at least annually.

Hartford Investment Management votes proxies solicited by an affiliated investment company in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting).

Material Conflict of Interest Identification and Resolution Processes

The use of Glass Lewis minimizes the number of potential conflicts of interest Hartford Investment Management faces in voting proxies, but Hartford Investment Management does maintain procedures designed to identify and address those conflicts that do arise. Proxy votes with respect to which an apparent conflict of interest is identified are referred to the Proxy Committee to resolve. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee’s vote on the matter in question. Investment Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee’s decision. Potential conflicts of interest may include:

·      The issuer that is soliciting Hartford Investment Management’s proxy vote is also a client of Hartford Investment Management or an affiliate;

·      A Hartford Investment Management employee has acquired non-public information about an issuer that is soliciting proxies;

·      A Hartford Investment Management employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; or

·      A Hartford Investment Management employee is contacted by management or board member of a company regarding an upcoming proxy vote.

Situations in which Hartford Investment Management might not vote a proxy

It may not be possible to cast an informed vote in certain circumstances due to lack of information in the proxy statement. Hartford Investment Management and/or Glass Lewis may abstain from voting in those instances.  Proxy materials not being delivered in a timely fashion also may prevent analysis or entry of a vote by voting deadlines.  In some cases Hartford Investment Management may determine that it is in the best economic interests of its clients not to vote certain proxies.   For example, Hartford Investment Management generally does not vote proxies of issuers subject to shareblocking provisions or in jurisdictions that impose restrictions upon selling shares after proxies are voted.  Similarly, votes are generally not cast in those foreign jurisdictions which require that a power of attorney be filed. Mutual fund and third party client accounts may have a securities lending program.  In such a case, Hartford Investment Management may be unable to vote proxies when the underlying securities have been loaned (loan termination is often the only way to vote proxies on the loaned securities).  In general, Hartford Investment Management does not know when securities have been loaned.

Glass Lewis Proxy Voting Guidelines Summary

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans).  Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.  In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting.  In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes this right should be limited to holders representing a minimum of 10-15% of the issued shares.

Advance Notice Requirements for Shareholder Ballot Proposals.  Glass Lewis typically recommends that shareholders vote against these proposals.

Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances Glass Lewis typically recommends in favor of cumulative voting.

Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests.

Election of Directors

Voting Recommendation on the Basis of Independence:  Glass Lewis looks at each director nominee and examines the director’s relationships with the company, the company’s executives and other directors. Glass Lewis does this to find personal, familial, or financial relationships (not including director compensation) that may impact the director’s decisions. Glass Lewis believes that such relationships makes it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

In general, Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds’ independent. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically(1) recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

Glass Lewis believes that only independent directors should serve on a company’s audit, compensation, nominating and governance committees.(2) Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee, or who has served in that capacity in the past year.

Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position.  See full guidelines for criteria.

Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related issues and/or other indicators of mismanagement or actions against the interests of shareholders.

Voting Recommendation on the Basis of Other Considerations:  Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.

Appointment of Auditors

Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independent or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends withholding

(1) In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, Glass Lewis will express its concern regarding those directors, but Glass Lewis will not recommend withholding from the affiliates or insiders who are up for election just to achieve two-thirds independence.

(2) Glass Lewis will recommend withholding votes from any member of the audit committee who owns 20% or more of the company’s stock, and Glass Lewis believes that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating and governance committees.

votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends withholding votes from the entire committee.

Glass Lewis typically supports audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Changes to Capital Structure

When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

·      Stock Split — Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary: the historical stock pre-split price, if any; the current price relative to the Company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that in Glass Lewis’ view either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

·      Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

·      Financing for Acquisitions — Glass Lewis looks at whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

·      Financing for Operations — Glass Lewis reviews the company’s cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Equity Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. Glass Lewis believes that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive  for them to act in a way that will improve company performance.

Glass Lewis’ analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. Glass Lewis runs twenty different analyses, comparing the program with absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis’ model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

Performance Based Options.  Glass Lewis believes in performance-based equity compensation plans for senior executives.  Glass Lewis feels that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While Glass Lewis does not believe that equity-based compensation plans for all employees should be based on overall company performance, Glass Lewis does support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries). Glass Lewis generally recommends that shareholders vote in favor of performance-based option requirements.

Linking Pay with Performance. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Glass Lewis’ model benchmarks the these executives’ pay against their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, Glass Lewis ranks companies according to their pay-for-performance.  Glass Lewis uses this analysis to inform Glass Lewis’ voting decisions on each of the compensation issues that arise on the ballot. Likewise, Glass Lewis uses this analysis in Glass Lewis’ evaluation of the compensation committee’s performance.

162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan.  To allow for meaningful shareholder review, Glass Lewis prefers that these proposals include: specific performance goals, a maximum award pool and a maximum award amount per employee.  Glass Lewis also believes it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.  Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.  However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Limits on Executive Compensation. As a general rule, Glass Lewis believes shareholders should not be directly involved in setting executive compensation. Such matters should be left to the compensation committee. Glass Lewis views the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, Glass Lewis believes that companies whose pay-for-performance is in line with its peers should be able to compensate their executives in a manner that drives growth and profit without destroying ethical values, giving consideration to their peers’ comparable size and performance.  However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options.  Glass Lewis typically recommends that Glass Lewis’ clients oppose caps on executive stock options.

Linking Pay to Social Criteria. Glass Lewis believes that ethical behavior is an important part of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the compensation committee is in the best position to set policy on management compensation. Shareholders can hold the compensation committee accountable for pay awarded.

Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Social and Corporate Responsibility

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. Some campaign contributions are heavily regulated by federal, state and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Other than where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process, Glass Lewis believes that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting shareholder proposals seeking greater disclosures of political giving in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the company is mismanaging corporate funds through political donations or has a record of doing so.

In general, Glass Lewis believes that labor and human resource policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is Glass Lewis’ opinion that management is in the best position to determine appropriate practices in the context of its business. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems. However, in situations where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholders proposals that seek to address labor policies.

Non-Discrimination Policies. Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

Military and US Government Business Policies. Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

Foreign Government Business Policies. Glass Lewis believes that business policies regarding foreign operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Glass Lewis believes that shareholders should hold board members accountable for these issues when they face re-election.

Environmental Policies.  Glass Lewis believes that when management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, shareholders should hold directors accountable when they face reelection.  Glass Lewis believes that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications, and that directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.  Glass Lewis may recommend that votes be withheld from responsible members of the governance committee when a substantial environmental risk has been ignored or inadequately addressed, and may in some cases recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored or was not mitigated.

Kayne Anderson Rudnick Investment Management

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) acknowledges its fiduciary responsibility to vote proxies in a manner that ensures to the exclusive benefit of the underlying participants and beneficiaries, while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing. The principles for voting proxies are as follows:

1. KAR votes all proxies to, in its opinion, maximize shareholder value, which is defined as long term value accretion through dividend and price appreciation. In addition, KAR’s investment philosophy is to purchase “Quality” companies for the portfolios of its clients. One of the four main criteria for “Quality” is excellence in management. Hence, KAR tends to vote non-shareholder-value issues in alignment with management’s recommendations, if there is no conflict with shareholder value. For example, “Poison Pills” and other anti-takeover measures are not supported, even if recommended by management.

2. KAR has responsibility for voting proxies. To assist in analyzing proxies, KAR subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of KAR’s investment clients, KAR will override an ISS recommendation. An appropriate committee comprised of senior management will approve the override.

3. Absent any special circumstance, the Proxy Voting Guidelines are followed when voting proxies.

4. KAR may occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. KAR and its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the director of Compliance. Conflicts of interest are handled in various ways depending on the type and materiality.

ISS’s proxy voting policies and procedures with respect to certain issues can be found on page 131.

Conflicts of Interest

KAR may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, KAR may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. KAR and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality. To prevent material conflicts of interest from affecting the manner in which KAR votes clients’ proxies the following procedures are followed:

·                  Where the ISS Proxy Voting Guidelines outline the firm’s voting position, either as “for” or “against” such proxy proposal, voting is in accordance with the KAR’s Proxy Voting Guidelines.

·                  Where the ISS Proxy Voting Guidelines outline the firm’s voting position to be on a “case-by-case basis” for such proposal, KAR will vote according to the ISS recommendation, unless special circumstances prevail.

Situations in which KAR may not vote proxies

KAR may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the firm that it wishes to retain the right to vote the proxy, KAR will instruct the custodian to send the proxy material directly to the client, 2) where the firm deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with the firm, 4) where a proxy is received for a security the firm no longer manages (i.e., the firm had previously sold the entire position), or 5) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

Various accounts in which KAR has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Since title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

ISS Proxy Voting Guidelines Summary

State of Incorporation

Reincorporation Proposals. Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.  Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Mergers and Corporate Restructuring

Overall Approach. For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

Appraisal Rights. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases. Vote CASE-BY-CASE on asset purchase proposals.

Asset Sales. Vote CASE-BY-CASE on asset sales.

Bundled Proposals. Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities. Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.  Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans. Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company. Vote CASE-BY-CASE on proposals regarding the formation of a holding company.  Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

·                  Increases in common or preferred stock in excess of the allowable maximum (see

·                  discussion under “Capital Structure”);

·                  Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark). Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk. Vote CASE-BY-CASE on “going dark” transactions.

Joint Ventures. Vote CASE-BY-CASE on proposals to form joint ventures.

Liquidations. Vote CASE-BY-CASE on liquidations. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition. Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value.

Private Placements/Warrants/Convertible Debentures. Vote CASE-BY-CASE on proposals regarding private placements.  Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs. Vote CASE-BY-CASE on spin-offs.

Value Maximization Proposals. Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.

Anti-Takeover Provisions

Advance Notice Requirements for Shareholder Proposals/Nominations. Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.  Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills. Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

·     Shareholders have approved the adoption of the plan; or

·     The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.  Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

Shareholder Ability to Act by Written Consent. Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.  Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings. Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.  Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements. Vote AGAINST proposals to require a supermajority shareholder vote.  Vote FOR proposals to lower supermajority vote requirements.

Control Share Acquisition Provisions. Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares. Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions.  Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions. Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.  Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions. Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.  Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions. Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions. Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail. Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receive payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Stakeholder Provisions. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes. Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Elections of Directors

Voting on Director Nominees in Uncontested Elections. Vote CASE-BY-CASE on director nominees. WITHHOLD from individual directors who:

·           Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

·           Sit on more than six public company boards;

·           Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

·           The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

·           The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

·           The board failed to act on a shareholder proposal that received approval by a majority of

·           the shares outstanding the previous year;

·           The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

·           The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

·           At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

·           A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

·           The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

·           The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

·           The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

·           There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

·           The company fails to submit one-time transfers of stock options to a shareholder vote;

·           The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

·           The company has poor compensation practices, which include, but are not limited to:

·                  Egregious employment contracts including excessive severance provisions;

·                  Excessive perks that dominate compensation;

·                  Huge bonus payouts without justifiable performance linkage;

·                  Performance metrics that are changed during the performance period;

·                  Egregious SERP (Supplemental Executive Retirement Plans) payouts;

·                  New CEO with overly generous new hire package;

·                  Internal pay disparity;

·                  Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Voting for Director Nominees in Contested Elections. Vote CASE-BY-CASE on the election of directors in contested elections.

Election of Directors (Mutual Fund Proxies). Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Appointment of Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

·                  An auditor has a financial interest in or association with the company, and is therefore not independent,

·                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, or

·                  Fees for non-audit services (“Other” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.  Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Shareholder Voting

Confidential Voting. Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.  Vote FOR management proposals to adopt confidential voting.

Changes to Capital Structure

Adjustments to Par Value of Common Stock. Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization. Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.  Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

·                  In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Dual-Class Stock. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

·                                     It is intended for financing purposes with minimal or no dilution to current shareholders;

·                                     It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights. Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities).

Reverse Stock Splits. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Vote FOR management proposals to implement a reverse stock split to avoid delisting.  Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs. Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock. Vote CASE-BY-CASE on the creation of tracking stock.

Compensation Plans

Equity Compensation Plans. Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

·                  The total cost of the company’s equity plans is unreasonable;

·                  The plan expressly permits the repricing of stock options without prior shareholder approval;

·                  There is a disconnect between CEO pay and the company’s performance;

·                  The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

·                  The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

·                  Cost of Equity Plans. Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

·                  Repricing Provisions. Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.  Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

·                  Pay-for Performance Disconnect. Generally vote AGAINST plans in which:

·                  there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);

·                  the main source of the pay increase (over half) is equity-based, and

·                  the CEO is a participant of the equity proposal.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.  On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure.

·                  Three-Year Burn Rate/Burn Rate Commitment. Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.  However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.  If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

·                  Poor Pay Practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.  WITHHOLD from compensation committee members if the company has poor compensation practices.

Specific Treatment of Certain Award Types in Equity Plan Evaluations.

Dividend Equivalent Rights. Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions. Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards. For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap.   In addition, in order to vote FOR plans with such awards, the structure and mechanics of the ongoing transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Other Compensation Proposals and Policies.

401(k) Employee Benefit Plans. Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation. Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

·                                     Director stock ownership guidelines with a minimum of three times the annual cash retainer.

·                                          Vesting schedule or mandatory holding/deferral period:

·                  A minimum vesting of three years for stock options or restricted stock; or

·                  Deferred stock payable at the end of a three-year deferral period.

·                                          Mix between cash and equity:

·                  A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or29

·                  If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

·                                          No retirement/benefits and perquisites provided to non-employee directors; and

·                                          Detailed disclosure provided on cash and equity compensation delivered to each nonemployee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans. Vote AGAINST retirement plans for non-employee directors.  Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet. Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.  See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs). Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans. Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

·                  Purchase price is at least 85 percent of fair market value;

·                  Offering period is 27 months or less; and

·                  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

·                  Purchase price is less than 85 percent of fair market value; or

·                  Offering period is greater than 27 months; or

·                  The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans. Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

·                  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

·                  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

·                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

·                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals). Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).  Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.  Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options. Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options.  Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash. Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.  Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.  Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options. One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.  Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

·                  Executive officers and non-employee directors are excluded from participating;

·                  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

·                  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Shareholder Proposals on Compensation.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors. Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Vote AGAINST shareholder proposals requiring director fees be paid in stock only.  Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing. Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting. Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards. Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

·                  The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

·                  The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Severance Agreements for Executives/Golden Parachutes. Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes.

Supplemental Executive Retirement Plans (SERPs). Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social and Corporate Responsibility

Consumer Issues and Public Safety.

Animal Rights. Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

·                  The company is conducting animal testing programs that are unnecessary or not required by regulation;

·                  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

·                  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

·                  The company has already published a set of animal welfare standards and monitors compliance;

·                  The company’s standards are comparable to or better than those of peer firms; and

·                  There are no serious controversies surrounding the company’s treatment of animals.

Drug Pricing. Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.  Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing.

Drug Reimportation. Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.  Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods. Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.  Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients.  Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.  Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.  Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns. Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS. Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it.  Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending. Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight.

Tobacco. Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals. Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.  Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.  Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Environment and Energy.

Arctic National Wildlife Refuge. Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

·                  New legislation is adopted allowing development and drilling in the ANWR region;

·                  The company intends to pursue operations in the ANWR; and

·                  The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles. Vote CASE-BY-CASE on proposals to adopt the CERES Principles.

Concentrated Area Feeding Operations (CAFOs). Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

·                  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

·                  The company does not directly source from CAFOs.

Environmental-Economic Risk Report. Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance.

Environmental Reports. Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming. Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.  Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance. Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

·                  The company does not maintain operations in Kyoto signatory markets;

·                  The company already evaluates and substantially discloses such information; or,

·                  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Land Use. Generally vote AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety. Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

·                  The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

·                  The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

·                  The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas. Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

·                  The company does not currently have operations or plans to develop operations in these protected regions; or,

·                  The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling. Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy.

Renewable Energy. In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.  Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report. Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

·                  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

·                  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

General Corporate Issues.

Charitable/Political Contributions. Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

·                  The company is in compliance with laws governing corporate political activities; and

·                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.  Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions.  Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.  Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.  Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

Link Executive Compensation to Social Performance. Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring. Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing.

Labor Standards and Human Rights.

China Principles. Vote AGAINST proposals to implement the China Principles unless:

·                  There are serious controversies surrounding the company’s China operations; and

·                  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports. Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

·                  The nature and amount of company business in that country;

·                  The company’s workplace code of conduct;

·                  Proprietary and confidential information involved;

·                  Company compliance with U.S. regulations on investing in the country;

·                  Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards. Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.  Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

·                  The company does not operate in countries with significant human rights violations;

·                  The company has no recent human rights controversies or violations; or

·                  The company already publicly discloses information on its vendor standards compliance.

MacBride Principles. Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles.

Military Business.

Foreign Military Sales/Offsets. Vote AGAINST reports on foreign military sales or offsets

Landmines and Cluster Bombs. Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production.  Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production.

Nuclear Weapons. Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (e.g., Iran). Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in a terrorism-sponsoring state.

Spaced-Based Weaponization. Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

·                  The information is already publicly available; or

·                  The disclosures sought could compromise proprietary information.

Workplace Diversity.

Board Diversity. Generally vote FOR reports on the company’s efforts to diversify the board, unless:

·                  The board composition is reasonably inclusive in relation to companies of similar size and business; or

·                  The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.  Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board.

Equal Employment Opportunity (EEO). Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

·                  The company has well-documented equal opportunity programs;

·                  The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

·                  The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling. Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

·                  The composition of senior management and the board is fairly inclusive;

·                  The company has well-documented programs addressing diversity initiatives and leadership development;

·                  The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

·                  The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation. Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.  Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

Metropolitan West Capital Management

Metropolitan West Capital Management, LLC (“MetWest Capital”) will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by issuers of securities beneficially held in client accounts in such manner as the firm deems appropriate, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in its clients’ best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer’s management in most routine matters, which MetWest Capital believes to be in the best interest of clients. Samir Sikka, the lead strategists for the Small Cap Intrinsic Value strategy, are primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.

Where a proxy proposal raises a material conflict of interest between MetWest Capital’s interests and that of one or more its clients, MetWest Capital will resolve such conflict. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital is known to serve as a director or officer of a publicly traded company or (ii) companies that have a known material business relationship with MetWest Capital.

When voting proxies or acting on corporate actions for clients, the MetWest Capital’s utmost concern is that all decisions be made solely in the best interest of its clients. MetWest Capital will act in a prudent and diligent manner intended to enhance the economic value of the assets of its clients’ accounts.

Each proxy issue will be considered individually. The following Guidelines constitute a partial list to be used in voting proposals contained in the proxy statements, but will not be considered rigid rules. These Guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer’s management in most routine matters, which MetWest Capital believes to be in the best interest of clients.

Conflicts of Interest

Where a proxy proposal raises a material conflict of interest between MetWest Capital’s interests and that of one or more its clients, MetWest Capital shall resolve such conflict in the manner described below. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital or an affiliate of MetWest Capital is known to serve as a director or officer of a publicly traded company; (ii) companies that are affiliates of MetWest Capital or (iii) companies that have a known material business relationship with MetWest Capital.

·                  Vote in Accordance with the Guidelines. For routine proxy proposals (Approve/Oppose), MetWest Capital shall vote in accordance with its pre-determined voting policy, as stated in the Guidelines. For proxy proposals that are considered on a Case-by-Case basis, MetWest Capital will take action as described in items 2 or 3 below. For proxy proposals not described herein, MetWest Capital will take action as described in items 2 or 3 below;

·                  Obtain Consent of Clients. MetWest Capital shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of MetWest Capital’s conflict to enable the clients to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, MetWest Capital will abstain from voting the securities held by that client’s account; or;

·                  Use of an Independent Third Party. Alternatively, MetWest Capital may forward all proxy matters in which MetWest Capital has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, MetWest Capital will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, MetWest Capital will abstain from voting the securities held by that client’s account.

The Chief Investment Officer will review proxies received for conflicts of interest as part of MetWest Capital’s overall vote review process. All material conflicts of interest identified by MetWest Capital will be addressed as described above.

Guidelines

Each proxy issue will be considered individually. The following Guidelines constitute a partial list to be used in voting proposals contained in proxy statements, but will not be considered rigid rules. These Guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer’s management in most routine matters, which MetWest Capital believes to be in the best interest of clients.

Anti-takeover Provisions

Proposals to stagger board members’ terms. Approve.

Proposals to limit the ability of shareholders to call special meetings. Approve.

Proposals to require super majority votes. Oppose.

Proposals regarding “poison pill” provisions. Oppose.

Permitting “green mail.” Oppose.

Directors

Election of directors recommended by management, except if there is a proxy fight. Approve.

Ratification of director’s actions on routine matters since previous annual meeting. Approve.

Limiting directors’ liability. Approve.

Eliminating director mandatory retirement policies. Case-by-case.

Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested. Case-by-case.

Appointment of Auditors

Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies. Approve.

Shareholder Voting Rights

Providing cumulative voting rights. Oppose.

Confidential voting. Approve.

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their votes on proxy issues.

The Company will generally approve these proposals, as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

Changes to Capital Structure

Eliminate preemptive rights. Approve.

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S. and can restrict management’s ability to raise new capital.

MetWest Capital generally approves the elimination of preemptive rights but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

Option and stock grants to management and directors. Case-by-case.

Compensation

Employee Stock Purchase Plan. Approve.

Establish 401(k) Plan. Approve.

Pay directors solely in stocks. Case-by-case.

Social and Corporate Responsibility

Limitation on charitable contributions or fees paid to lawyers. Approve.

“Social issues,” unless specific client guidelines supersede. Case-by-case.

Annual Meetings

Date and place of annual meeting. Approve.

Rotate annual meeting. Case-by-case.

Situations in which MetWest Capital may not vote proxies

In certain circumstances, in accordance with a client’s investment advisory agreement (or other written directive) or where MetWest Capital has determined that it is in the client’s best interest, MetWest Capital will not vote proxies received. The following are some circumstances in which MetWest Capital will limit its role in voting proxies received on client securities:

·                  Client Maintains Proxy Voting Authority. Where the client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, MetWest Capital will not vote the proxies and will direct the relevant custodian to send the proxy material directly to the client. If MetWest Capital receives any proxy material, MetWest Capital will promptly forward it to the client or specified third party.

·                  Terminated Account. Once a client’s account has been terminated with MetWest Capital in accordance with its investment advisory agreement, MetWest Capital will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

·                  Unjustifiable Costs. In certain circumstances, based on the results of a cost-benefit analysis, if MetWest Capital determines that the cost of voting a client’s proxy would exceed any anticipated benefits of the proxy proposal, MetWest Capital may abstain from voting.

SSgA Funds Management, Inc.

SSgA Funds Management, Inc. (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which SSgA FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  Absent unusual circumstances or specific client instructions, SSgA FM votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.   SSgA FM takes the view that voting in a manner consistent with maximizing the value of itsclients’ holdings will benefit SSgA FM’s direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the SSgA FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the SSgA FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the SSgA Governance Team.  SSgA FM retains the final authority and responsibility for voting.

In addition to voting proxies, SSgA FM:

(1)                                  describes its proxy voting procedures to its clients in Part II of its Form ADV;

(2)                                  provides the client with this written proxy policy, upon request;

(3)                                  discloses to its clients how they may obtain information on how SSgA FM voted the client’s proxies;

(4)                                  matches proxies received with holdings as of record date;

(5)                                  reconciles holdings as of record date and rectifies any discrepancies;

(6)                                  generally applies its proxy voting policy consistently and keeps records of votes for each client;

(7)                                  documents the reason(s) for voting for all non-routine items; and

(8)                                  keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The SSgA Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the SSgA Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on SSgA discretionary portfolios. In addition, the Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating SSgA positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate SSgA FM’s proxy voting process, SSgA FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as SSgA FM’s voting agent (i.e. actually processing the proxies), advising SSgA FM as to current and emerging governance issues that SSgA FM  may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. SSgA FM’s policy (the “Policy”) does not address all issues as to which SSgA FM may receive proxies nor does it seek to describe in detail all factors that SSgA FM may consider relevant to any particular proposal.  To assist RMG in interpreting and applying the Policy, SSgA FM meets with RMG at least annually, provides written guidance on certain topics generally on an annual basis and communicates more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits RMG to apply the Policy without consulting SSgA FM as to each proxy but in a manner that is consistent with SSgA FM’s investment view and not its own governance opinions.  If an issue raised by a proxy is not addressed by the Policy or SSgA FM’s prior guidance to RMG, RMG refers the proxy to SSgA FM for direction on voting.  On issues that SSgA FM does not believe affect the economic value of SSgA FM’s portfolio holdings or are considered by SSgA FM to be routine matters as to which SSgA FM has not provided specific guidance, SSgA FM has agreed with RMG to act as SSgA FM’s voting agent in voting such proxies in accordance with RMG’s own recommendations which, to the extent possible, take into account the Policy and SSgA FM’s general positions on similar matters.  The Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with SSgA FM’s policy.  The Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)             proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)          proxies which are not directly addressed by SSgA FM’s policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which does not consider to be routine.

The Governance Team identifies these proxies using a number of methods, including but not limited to in-house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by Governance Team analysts, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that SSgA FM will depart from its guidelines; these third parties are all treated as information sources.  If they raise issues that SSgA FM determines to be prudent before voting a particular proxy or departing from its prior guidance to RMG, SSgA FM will weigh the issue along with other relevant factors before making an informed decision.  In all cases, SSgA FM votes proxies as to which SSgA FM has voting discretion in a manner that it determines to be in the best interest of SSgA FM’s clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, SSgA FM seeks to maximize the value of a portfolio’s holdings.  With respect to matters that are not so quantifiable, SSgA FM exercises greater judgment but still seeks to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by SSgA FM’s policies or guidance to RMG that are deemed highly significant the issue is referred to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of SSgA FM’s client and those of SSgA FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, SSgA FM examines the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

SSgA FM reviews proxies of non-US issuers in the context of these guidelines.  However, SSgA FM also endeavors to show sensitivity to local market practices when voting these proxies. This may lead to contrasting votes to the extent that local practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, SSgA will follow market practice.  SSgA FM votes in all markets where it is feasible to do so.  Note that certain custodians utilized by SSgA FM’s clients do not offer proxy voting in every non-US jurisdiction.  In such a case, SSgA FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, SSgA FM abides by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, SSgA FM may determine that it would be in the best interests of SSgA FM’s clients to deviate from these guidelines.

I.                                 Generally, SSgA FM votes for the following ballot items:

Board of Directors

·                  Elections of directors who (i) SSgA FM determines to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by SSgA FM) number of other boards (other than those affiliated with the issuer).  Factors that SSgA FM considers in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer.

·                  Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, SSgA FM reviews whether the compensation is overly dilutive to existing shareholders.

·                  Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

·                  Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

·                  The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors, including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

·                  Mandates requiring a majority of independent directors on the Board of Directors

·                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

·                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

·                  Elimination of cumulative voting

·                  Establishment of confidential voting

·                  Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

·                  Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

·                  Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

·                  Discharge of auditors(3)

·                  Approval of financial statements, auditor reports and allocation of income

·                  Requirements that auditors attend the annual meeting of shareholders

·                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

·                  Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

·                  Dividend payouts that are greater than or equal to country and industry standards; SSgA FM generally supports a dividend which constitutes 30% or more of net income

·                  Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

·                  Capitalization changes which eliminate other classes of stock and/or unequal voting rights

·                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

·                  Elimination of pre-emptive rights for share issuance of less than a certain  percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

·                  Elimination of shareholder rights plans (“poison pill”)

·                  Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

(3) Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

·                  Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

·                  Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

·                  Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

·                  Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

·                  Stock purchase plans with an exercise price of not less that 85% of fair market value

·                  Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, SSgA FM divides the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  SSgA FM reviews that number in light of certain factors, including the industry of the issuer, in order to make its determination as to whether the dilution is excessive.

·                  Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

·                  Expansions to reporting of financial or compensation-related information, within reason

·                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

·                  Remuneration policies that are judged to be in-line with local market practices.

Routine Business Items

·                  General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

·                  Change in Corporation Name

·                  Mandates that amendments to bylaws or charters have shareholder approval

Other

·                  Adoption of anti-”greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and

(iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

·                  Repeals or prohibitions of “greenmail” provisions

·                  “Opting-out” of business combination provision

II. Generally, SSgA FM votes against the following items:

Board of Directors

·                  Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill),

·                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

·                  Limits to tenure of directors

·                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

·                  Restoration of cumulative voting in the election of directors

·                  Removal of a director, unless SSgA FM determines the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by SSgA FM) number of other boards (other than those affiliated with the issuer).  Factors that SSgA FM considers in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director  provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

·                  The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

·                  Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

·                  Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

·                  Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

·                  it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

·                  it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

·                  the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

·                  the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

·                  Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

·                  Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

·                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

·                  Adjournment of Meeting to Solicit Additional Votes

·                  Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

·                  Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

·                  Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive)

·                  Retirement bonuses for non-executive directors and auditors

·                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

·                  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

·                  Reincorporation in a location which has more stringent anti-takeover and related provisions

·                  Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

·                  Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

·                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

·                  Proposals which require inappropriate endorsements or corporate actions

·                  Proposals asking companies to adopt full tenure holding periods for their executives

III.                         SSgA FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with SSgA FM’s proxy policy, SSgA FM supports management in seeking to achieve their objectives for shareholders.  However, in all cases, SSgA FM uses its discretion in order to maximize shareholder value. SSgA FM generally votes as follows:

·                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

·                  Against offers when SSgA FM believes that reasonable prospects exist for an enhanced bid or other bidders

·                  Against offers where, at the time of voting, the current market price of the security exceeds the bid price

·                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

·                  For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

SSgA FM agrees entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). SSgA FM’s proxy voting policy and procedures are designed with the intent that its clients receive the best possible returns on their investments. SSgA FM meets directly with corporation representatives and participates in conference calls and third-party inquiries in order to ensure its processes are as fully informed as possible.  However, SSgA FM uses each piece of information it receives — whether from clients, consultants, the media, the issuer, RMG or other sources — as one part of its analysis in seeking to carry out its duties as a fiduciary and act in the best interest of its clients.  SSgA FM is not unduly influenced by the identity of any particular source, but uses all the information to form its opinion as to the best outcome for its clients.

Through SSgA FM’s membership in the Council of Institutional Investors as well as SSgA FM’s contact with corporate pension plans, public funds, and unions, SSgA FM is also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

SSgA FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive SSgA FM’s voting decisions.  Through SSgA FM’s discussions with boards and management, it seeks to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. During SSgA FM’s discussions, it focuses on the attributes and practices that it believes enhance its clients’ returns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices.  The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, SSgA FM’s role is to support corporate policies that serve the best interests of its clients. Though SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, SSgA FM’s monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder.  SSgA FM has demonstrated its willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date SSgA FM has not filed proposals or initiated letter-writing or other campaigns, but has used its active participation in the corporate governance process — especially the proxy voting process — as the most effective means by which to communicate SSgA FM’s and its clients’ legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, SSgA FM shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, SSgA FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, SSgA FM takes these potential conflicts very seriously  While SSgA FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by SSgA FM’s potential conflict, there are a number of courses SSgA FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, SSgA FM has determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of SSgA FM or its affiliates which are among the top 100 clients of SSgA FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by SSgA FM to RMG and the proxy is to be voted in accordance with that guidance, SSgA FM does not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, SSgA FM will employ the services of a third party, wholly independent of SSgA FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the SSgA Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for SSgA FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.  In such situations, the SSgA Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of SSgA FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, SSgA FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in SSgA FM’s office:

1)              SSgA FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)              a copy of each proxy statement SSgA FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)              a record of each vote cast by SSgA FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)              a copy of any document created by SSgA FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)              a copy of each written request from a client, and response to the client, for information on how SSgA FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM client service officer.

Wellington Management Company, LLP

Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the users of such securities. Wellington Management established Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for its clients. Because ethical considerations can have an impact on the long-term value of assets, Wellington Management’s voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while the Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Wellington Management’s Global Proxy Voting Guidelines set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion.  While the Global Proxy Voting Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules.  Many of the Global Proxy Voting Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision.  The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines.  In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting Guidelines.

Statement of Policies

As a matter of policy, Wellington Management:

1.               Takes responsibility for voting client proxies only upon a client’s written request.

2.               Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3.               Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4.               Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5.               Identifies and resolves all material proxy-related conflicts of interest between Wellington Management and its clients in the best interests of the client.

6.               Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7.               Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8.               Provides all clients, upon request, with copies of the Global Proxy Policies and Procedures, the Global Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9.               Reviews regularly the voting record to ensure that proxies are voted in accordance with these the policy and the Global Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of Wellington Management’s Executive Committee that is responsible for the review and approval of Wellington Management’s written Global Proxy Policy and Procedures and its Global Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers.  Wellington Management’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements.  Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group.  In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank.  If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.  Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Wellington Management conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Global Proxy Voting Guidelines and handled as follows:

·                  Generally, issues for which explicit proxy voting guidance is provided in the Global Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Services Group and voted in accordance with the Global Proxy Voting Guidelines.

·                  Issues identified as “case-by-case” in the Global Proxy Voting Guidelines are further reviewed by the Global Research Services Group.  In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

·                  Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote.  Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Research Services Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Research Services Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

The following is a list of common proposals and guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

Election of Directors. Case-by-Case. Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. Wellington Management generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. Wellington Management may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Classify Board of Directors. Against. Wellington Management will also vote in favor of shareholder proposals seeking to declassify boards.

Adopt Director Tenure/Retirement Age (SP). Against.

Adopt Director & Officer Indemnification. For. Wellington Management generally supports director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow Special Interest Representation to Board (SP). Against.

Require Board Independence. For. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority.  Wellington Management support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

Require Key Board Committees to be Independent. For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

Require a Separation of Chair and CEO or Require a Lead Director. For.

Approve Directors’ Fees. For.

Approve Bonuses for Retiring Directors. Case-by-Case.

Elect Supervisory Board/Corporate Assembly. For.

Elect/Establish Board Committee. For.

Adopt Shareholder Access/Majority Vote on Election of Directors (SP). Case-by-Case. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Wellington Management’s support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. Wellington Management believes that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy. Generally Wellington Management will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, Wellington Management will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

Adopt/Amend Stock Option Plans. Case-by-Case.

Adopt/Amend Employee Stock Purchase Plans. For.

Approve/Amend Bonus Plans. Case-by-Case.

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, Wellington Management generally votes “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. Wellington Management will vote against these proposals where the grant portion of the proposal fails its guidelines for the evaluation of stock option plans.

Approve Remuneration Policy. Case-by-Case.

Exchange Underwater Options. Case-by-Case.

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or Limit Severance Agreements (Golden Parachutes). Case-by-Case. Wellington Management will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP). Case-by-Case. Wellington Management believes that severance arrangements require special scrutiny, and is generally supportive of proposals that call for shareholder ratification thereof. But, Wellington Management is also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Expense Future Stock Options (SP). For.

Shareholder Approval of All Stock Option Plans (SP). For.

Disclose All Executive Compensation (SP). For.

Reporting of Results

Approve Financial Statements. For.

Set Dividends and Allocate Profits. For.

Limit Non-Audit Services Provided by Auditors (SP). Case-by-Case. Wellington Management follows the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Ratify Selection of Auditors and Set Their Fees. Case-by-Case. Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Elect Statutory Auditors. Case-by-Case.

Shareholder Approval of Auditors (SP). For.

Shareholder Voting Rights

Adopt Cumulative Voting (SP). Against.

Wellington Management is likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

Shareholder Rights Plans. Case-by-Case.

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. We generally support plans that include:

·                  Shareholder approval requirement

·                  Sunset provision

·                  Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

Authorize Blank Check Preferred Stock. Case-by-Case.

Wellington Management may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Eliminate Right to Call a Special Meeting. Against.

Increase Supermajority Vote Requirement. Against.

Wellington Management likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt Anti-Greenmail Provision. For.

Adopt Confidential Voting (SP). Case-by-Case.

Wellington Management requires such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Remove Right to Act by Written Consent. Against.

Capital Structure

Increase Authorized Common Stock. Case-by-Case.

Wellington Management generally supports requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, Wellington Management may impose a lower threshold.

Approve Merger or Acquisition. Case-by-Case.

Approve Technical Amendments to Charter. Case-by-Case.

Opt Out of State Takeover Statutes. For.

Authorize Share Repurchase. For.

Authorize Trade in Company Stock. For.

Approve Stock Splits. Case-by-Case.

Wellington Management approves stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

Approve Recapitalization/Restructuring. Case-by-Case.

Issue Stock with or without Preemptive Rights. For.

Issue Debt Instruments. Case-by-Case.

Social Issues

Endorse the Ceres Principles (SP). Case-by-Case.

Disclose Political and PAC Gifts (SP). Case-by-Case.

Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

Require Adoption of International Labor Organization’s Fair Labor Principles (SP). Case-by-Case.

Report on Sustainability (SP). Case-by-Case.

Miscellaneous

Approve Other Business. Against.

Approve Reincorporation. Case-by-Case.

Approve Third-Party Transactions. Case-by-Case.

APPENDIX A

The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the Sub-Advisers will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used.  In the case of intermediate ratings, they are included in the category of the primary rating.  For example, BBB- and BBB+ are included in BBB and Baa includes Baa1, Baa2 and Baa3.

RATING OF BONDS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

STANDARD AND POOR’S CORPORATION (“STANDARD & POOR’S”)

AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

MOODY’S

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

·                  Leading market positions in well-established industries.

·                  High rates of return on funds employed.

·                  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

·                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

·                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S

The relative strength or weakness of the following factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

·      Liquidity ratios are adequate to meet cash requirements.

Liquidity ratios are basically as follows, broken down by the type of issuer:

·                  Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

·                  Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

·                  Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

·      The long-term senior debt rating is “A” or better; in some instances “BBB” credits may be allowed if other factors outweigh the “BBB”.

·      The issuer has access to at least two additional channels of borrowing.

·      Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

·      Typically, the issuer’s industry is well established and the issuer has a strong position within its industry.

·      The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

STANDARD & POOR’S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated “BB”, “B”, “CCC” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used to debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating “CI” is reserved for income bonds on which no interest is being paid.

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

“NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

MOODY’S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated “Aa” are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated “A” possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated “C” are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

STANDARD & POOR’S RATINGS SERVICES. A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols are as follows:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICES. Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody’s ratings for short-term loans have the following definitions:

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

Standard & Poor’s assigns “dual” ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, “AAA/A-1+”). For the newer “demand notes”, Standard & Poor’s note rating symbols, combined with the commercial paper symbols, are used (for example, “SP-1+/A-1+”).

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50% - 90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

PART C

OTHER INFORMATION

Item 28. Exhibits

a.(i)	Articles of Incorporation dated March 19, 1996 (incorporated by reference to Initial Registration Statement filed on April 9, 1996)

a.(ii)	Articles Supplementary dated August 30, 2002 (incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 25, 2002)

a.(iii)	Articles Supplementary dated September 12, 2002 (incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 25, 2002)

a.(iv)

Articles of Amendment to the Articles of Incorporation (incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 16, 2002)

a.(v)	Articles Supplementary dated June 10, 2003 (incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 19, 2003)

a.(vi)	Articles of Amendment dated June 10, 2003 (incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 19, 2003)

a.(vii)	Articles Supplementary dated August 26, 2003 (incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2003)

a.(viii)	Articles Supplementary dated March 10, 2004 (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)

a.(ix)	Articles Supplementary dated August 19, 2004 (incorporated by reference to Post-Effective Amendment No. 37 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 23, 2004)

a.(x)	Articles Supplementary dated February 3, 2005 (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11, 2005)

a.(xi)	Articles Supplementary dated June 28, 2005 (incorporated by reference to Post-Effective Amendment No. 42 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 15, 2005)

a.(xii)	Articles Supplementary dated April 11, 2006 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

a.(xiii)	Articles Supplementary dated June 14, 2006 (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

a.(xiv)	Articles Supplementary dated October 25, 2006 (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

a.(xv)	Articles Supplementary dated February 27, 2007 (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

a.(xvi)	Articles Supplementary dated May 25, 2007 (incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 14, 2007)

a.(xvii)	Articles of Amendment dated May 25, 2007 (incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 14, 2007)

a.(xviii)	Articles of Amendment dated May 25, 2007 (incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 14, 2007)

a.(xix)	Articles Supplementary dated August 15, 2007 (incorporated by reference to Post-Effective Amendment No. 61 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 30, 2007)

a.(xx)	Articles of Amendment dated August 15, 2007 (incorporated by reference to Post-Effective Amendment No. 61 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 30, 2007)

a.(xxi)	Articles of Amendment dated August 15, 2007 (incorporated by reference to Post-Effective Amendment No. 61 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 30, 2007)

a.(xxii)	Articles Supplementary dated September 14, 2007 (incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2007)

a.(xxiii)	Articles Supplementary dated November 30, 2007 (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

a.(xxiv)	Articles Supplementary dated February 28, 2008 (incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 15, 2008)

a.(xxv)	Articles Supplementary dated May 30, 2008 (incorporated by reference to Post-Effective Amendment No. 71 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 27, 2008)

a.(xxvi)	Articles Supplementary dated August 6, 2008 (incorporated by reference to Post-Effective Amendment No. 74 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008)

a.(xxvii)	Articles Supplementary dated November 25, 2008 (incorporated by reference to Post-Effective Amendment No. 76 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2009)

a.(xxviii)	Articles Supplementary Dated December 18, 2008 (incorporated by reference to Post-Effective Amendment No. 76 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2009)

a.(xxix)	Articles Supplementary Dated May 14, 2009 (incorporated by reference to Post-Effective Amendment No. 79 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 11, 2009)

a.(xxx)	Articles Supplementary Dated July 24, 2009 (incorporated by reference to Post-Effective Amendment No. 79 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 11, 2009)

a.(xxxi)	Articles Supplementary Dated August 17, 2009 (incorporated by reference to Post-Effective Amendment No. 79 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 11, 2009)

a.(xxxii)	Articles Supplementary dated November 23, 2009 (filed herewith)

a.(xxxiii)	Articles of Amendment dated December 11, 2009 (filed herewith)

a.(xxxiv)	Articles of Amendment dated February 1, 2010 (filed herewith)

b.	By-Laws adopted January 24, 1996, last amended November 5, 2009 (filed herewith)

c.	Not Applicable

d.(i)

Investment Management Agreement with Hartford Investment Financial Services, LLC dated November 1, 2009 (incorporated by reference to Post-Effective Amendment No. 80 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 10, 2009)

d.(ii)

Investment Sub-Advisory Agreement with Wellington Management Company, LLP dated October 1, 2009 (incorporated by reference to Post-Effective Amendment No. 80 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 10, 2009)

d.(iii)

Investment Sub-Advisory Agreement with Hartford Investment Management Company dated as of October 1, 2009 (incorporated by reference to Post-Effective Amendment No. 80 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 10, 2009)

d.(iv)

Investment Sub-Advisory Agreement with Kayne Anderson Rudnick Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

d.(v)

Investment Sub-Advisory Agreement with Metropolitan West Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 75 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 12, 2008)

d.(vi)

Investment Sub-Advisory Agreement with SSgA Funds Management, Inc. (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

e.(i)	Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(ii)	Form of Dealer Agreement with the Distributor (incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 27, 1996)

e.(iii)

Amendment No. 1 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(iv)

Amendment No. 2 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(v)

Amendment No. 3 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(vi)

Assignment of Principal Underwriting Agreement from Hartford Securities Distribution Company, Inc. to Hartford Investment Financial Services Company dated November 1, 1998 (incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 15, 2002)

e.(vii)

Amendment No. 4 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(viii)

Amendment No. 5 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(ix)

Amendment No. 6 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(x)

Amendment No. 7 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(xi)

Amendment No. 8 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2003)

e.(xii)

Amendment No. 9 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11, 2005)

e.(xiii)

Amendment No. 10 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11, 2005)

e.(xiv)	Amendment No. 11 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 29, 2005)

e.(xv)

Amendment No. 12 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 29, 2005)

e.(xvi)	Amendment No. 13 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

e.(xvii)

Amendment No. 14 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

e.(xviii)	Amendment No. 15 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

e.(xix)

Amendment No. 16 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2007)

e.(xx)

Amendment No. 17 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

e.(xxi)	Amendment No. 18 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 70 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 27, 2008)

e.(xxii)

Amendment No. 19 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 74 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008)

f.	Not Applicable

g.	Master Custodian Agreement (incorporated by reference to Post-Effective Amendment No. 58 to Registration Statement on Form N-1A (File No. 333-02381) filed on March 15, 2007)

h.(i)

Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company dated February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 15, 2006)

h.(ii)

Amendment No. 1 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

h.(iii)

Amendment No. 2 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 55 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2006)

h.(iv)

Amendment No. 3 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(v)

Amendment No. 4 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 74 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008)

h.(vi)	Amendment No. 5 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (filed herewith)

h.(vii)	Amendment No. 6 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (filed herewith)

h.(viii)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)

h.(ix)	Fund Accounting Agreement dated January 3, 2000 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(x)

Amendment No. 1 to the Fund Accounting Agreement, dated July 23, 2001 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xi)

Second Amendment to the Fund Accounting Agreement, dated October 31, 2002 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xii)

Third Amendment to the Fund Accounting Agreement, dated August 25, 2003 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xiii)

Fourth Amendment to the Fund Accounting Agreement, dated September 27, 2005 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xiv)

Fifth Amendment to the Fund Accounting Agreement, dated January 1, 2006 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xv)

Sixth Amendment to the Fund Accounting Agreement, July 31, 2006 (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

h.(xvi)

Seventh Amendment to the Fund Accounting Agreement, November 30, 2006 (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

h.(xvii)

Eighth Amendment to the Fund Accounting Agreement, May 31, 2007 (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

h.(xviii)

Ninth Amendment to the Fund Accounting Agreement, November 30, 2007 (incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2007)

h.(xix)

Tenth Amendment to the Fund Accounting Agreement, November 30, 2007 (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(xx)

Eleventh Amendment to the Fund Accounting Agreement, March 1, 2008 (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(xxi)

Twelfth Amendment to the Fund Accounting Agreement, March 1, 2008 (incorporated by reference to Post-Effective Amendment No. 70 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 27, 2008)

h.(xxii)

Thirteenth Amendment to the Fund Accounting Agreement, October 31, 2008 (incorporated by reference to Post-Effective Amendment No. 74 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008)

h.(xxiii)

Amended and Restated Expense Limitation Agreement Dated as of November 1, 2009 (incorporated by reference to Post-Effective Amendment No. 80 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 10, 2009)

h.(xxiv)

Expense Limitation Agreement Dated as of November 1, 2008 — Target Retirement Funds (incorporated by reference to Post-Effective Amendment No. 76 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2009)

h.(xxv)	Transfer Agency Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(xxvi)	Transfer Agency Fee Waiver Agreement (Dividend and Growth Fund) (filed herewith)

i.	Opinion and Consent of Counsel (filed herewith)

j.	Consent of Independent Registered Public Accounting Firm (filed herewith)

k.	Not Applicable

l.	Not Applicable

m.

Amended and Restated Rule 12b-1 Distribution Plan for Class A, Class B, Class C, Class R3, Class R4 and Class R5 Shares (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

n.	Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

o.	Not Applicable

p.(i)	Code of Ethics of HL Investment Advisors, LLC, Hartford Investment Financial Services, LLC and The Hartford-Sponsored Mutual Funds (filed herewith)

p.(ii)	Code of Ethics of Hartford Investment Management Company (filed herewith)

p.(iii)

Code of Ethics of Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 76 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2009)

p.(iv)

Code of Ethics of Kayne Anderson Rudnick Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

p.(v)

Code of Ethics of Metropolitan West Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 76 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2009)

p.(vi)	Code of Ethics of SSgA Funds Management, Inc. (filed herewith)

q.	Power of Attorney (filed herewith)

Item 29. Persons Controlled by or Under Common Control with Registrant

As of  January 31, 2010, any persons directly or indirectly under common control with The Hartford Mutual Funds, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Delaware corporation.  Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 23, 2010.

In addition, subsidiaries of The Hartford Financial Services Group, Inc., beneficially owned as of January 31, 2010, more than 25% of the following funds:

The Hartford Diversified International Fund

The Hartford Global Enhanced Dividend Fund

The Hartford Target Retirement 2015 Fund
The Hartford Target Retirement 2025 Fund
The Hartford Target Retirement 2035 Fund
The Hartford Target Retirement 2040 Fund
The Hartford Target Retirement 2045 Fund
The Hartford Target Retirement 2050 Fund

Item 30.             Indemnification

Article V of the Registrant’s Articles of Incorporation dated March 19, 1996 and incorporated herein by reference to Registrant’s initial registration statement on April 9, 1996 provides in effect that the Registrant will indemnify its officers and directors under certain circumstances.  However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, Article V does not protect any person against liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Hartford Investment Financial Services, LLC serves as investment adviser to each of the funds included in this Registration Statement.

Name	Position with Hartford Investment Financial Services, LLC	Other Business

Robert M. Arena	Chief Executive Officer, President and Manager

Executive Vice President of Hartford Life Insurance Company (“HLIC”)(1); Chief Executive Officer, Manager and President of HL Investment Advisors, LLC(2); Director and Senior Vice President of Hartford Administrative Services Company (“HASCO”)(3)

Tamara L. Fagely	Chief Financial Officer and Controller/FINOP	Chief Financial Officer and Vice President of HASCO and Vice President of HLIC

Colleen B. Pernerewski	Chief Investment Advisor Compliance Officer

Assistant Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”)(4); Chief Compliance Officer of Separate Accounts of HLIC and Chief Compliance Officer of HL Investment Advisors, LLC

Christopher S. Conner	AML Compliance Officer and Broker/Dealer Chief Compliance Officer

Vernon J. Meyer	Senior Vice President	Senior Vice President of HLIC and Senior Vice President of HL Investment Advisors, LLC

D. Keith Sloane	Senior Vice President	Senior Vice President of HASCO, HLIC and HL Investment Advisors, LLC

Thomas D. Jones	Vice President	Vice President of The Hartford, HLIC and HL Investment Advisors, LLC

Edward P. Macdonald	Vice President and Chief Legal Officer	Assistant Vice President of HLIC; Secretary and Vice President of HASCO and Vice President, Chief Legal Officer and Secretary of HL Investment Advisors, LLC

Martin A. Swanson	Vice President/Marketing	Vice President of HLIC

Mark Sides	Chief Legal Officer — Broker/Dealer and Secretary	Assistant Vice President of The Hartford

John N. Giamalis	Treasurer	Senior Vice President and Treasurer of Hartford Life, Inc.(5), The Hartford, HASCO, HLIC, and HL Investment Advisors; and Treasurer of Hartford Investment Management Company(6)

Michael R. Dressen	Assistant Secretary, Compliance Officer and Privacy Officer	Compliance Officer of HASCO; and Assistant Vice President of HLIC

Michael J. Fixer	Assistant Treasurer and Assistant Vice President	Assistant Treasurer and Assistant Vice President of The Hartford, HASCO, HLIC, HL Inc. and HL Investment Advisors, LLC

Marilyn Orr	Assistant Vice President	Assistant Vice President of HLIC

Alice A. Pellegrino	Assistant Vice President	Assistant Vice President HASCO, HLIC and HL Investment Advisors, LLC

Laura S. Quade	Assistant Vice President	Assistant Vice President of HASCO and HLIC

Elizabeth L. Schroeder	Assistant Vice President	Assistant Vice President of HLIC and HL Investment Advisors, LLC

Kathryn A. Stelter	Assistant Vice President	Assistant Vice President of HASCO and HLIC

Kevin M. Connor	Manager	Executive Vice President of HLIC

James Davey	Chairman of the Board and Manager	Executive Vice President of HLIC

Jamie Ohl	Manager	Senior Vice President of HLIC

(1)	The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.
(2)	The principal business address for HL Investment Advisors, LLC is 200 Hopmeadow Street, Simsbury, CT 06089.
(3)	The principal business address for HASCO is 500 Bielenberg Drive, Woodbury, MN 55125.
(4)	The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.
(5)	The principal business address for Hartford Life, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.
(6)	The principal business address for Hartford Investment Management Company is 55 Farmington Avenue, Hartford, CT 06105.

Item 32.             Principal Underwriters

Hartford Investment Financial Services, LLC (“HIFSCO”) is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc.  HIFSCO is also the principal underwriter for The Hartford Mutual Funds II, Inc.

The directors and principal officers of HIFSCO and their position with the Registrant are set forth below:

Name and Principal Business Address	Positions and Offices with Underwriter	Position and Offices with Registrant
Robert Arena(2)	Chief Executive Officer, President and Manager	President and Chief Executive Officer
Tamara L. Fagely(3)	Chief Financial Officer and Controller/FINOP	Vice President, Treasurer and Controller
Colleen B. Pernerewski(2)	Chief Investment Advisor and Compliance Officer	None
Christopher S. Conner(5)	AML Compliance Officer and Broker/Dealer Chief Compliance Officer	None
Vernon J. Meyer(2)	Senior Vice President	Vice President
D. Keith Sloane(2)	Senior Vice President	Vice President
Thomas D. Jones(2)	Vice President	Vice President and Chief Compliance Officer
Edward P. Macdonald(2)	Vice President and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer
Martin A. Swanson(2)	Vice President/Marketing	None
Mark Sides(3)	Chief Legal Officer — Broker/Dealer and Secretary	None
John N. Giamalis(1)	Treasurer	None
Michael R. Dressen(3)	Assistant Secretary Compliance Officer and Privacy Officer	None
Michael J. Fixer(4)	Assistant Treasurer and Assistant Vice President	None
Marilyn Orr(3)	Assistant Vice President	Assistant Treasurer
Alice A. Pellegrino(2)	Assistant Vice President	Assistant Secretary
Laura S. Quade(3)	Assistant Vice President	None

Name and Principal Business Address	Positions and Offices with Underwriter	Position and Offices with Registrant
Elizabeth L. Schroeder(2)	Assistant Vice President	None
Kathryn A. Stelter(3)	Assistant Vice President	None
Kevin M. Connor(5)	Manager	None
James Davey(2)	Chairman of the Board and Manager	None
Jamie Ohl	Manager	None

(1)	The principal business address is 690 Asylum Avenue, Hartford, CT 06115.
(2)	The principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.
(3)	The principal business address is 500 Bielenberg Drive, Woodbury, MN 55125.
(4)	The principal business address is One Hartford Plaza, Hartford, CT 06155
(5)	The principal business address is 1500 Liberty Ridge Drive, Wayne, PA 19087

Item 33. Location of Accounts and Records

Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant’s custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant’s transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125. Registrant’s financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 34. Management Services

Not Applicable

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act  and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 26th day of February, 2010.

THE HARTFORD MUTUAL FUNDS, INC.

By:	/s/ Robert M. Arena
Robert M. Arena
Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Robert M. Arena	President,	February 26, 2010
Robert M. Arena	Chief Executive Officer

/s/ Tamara L. Fagely	Controller & Treasurer	February 26, 2010
Tamara L. Fagely	(Chief Accounting Officer &
Chief Financial Officer)

*	Director	February 26, 2010
Lynn S. Birdsong

*	Chairman of the Board and Director	February 26, 2010
Robert M. Gavin, Jr.

*	Director	February 26, 2010
Duane E. Hill

*	Director	February 26, 2010
Sandra S. Jaffee

*	Director	February 26, 2010
William P. Johnston

*	Director	February 26, 2010
Lemma W. Senbet

*	Director	February 26, 2010
Phillip O. Peterson

*	Director	February 26, 2010
Lowndes A. Smith

*	Director	February 26, 2010
John C. Walters

/s/ Edward P. Macdonald		February 26, 2010
* By Edward P. Macdonald
Attorney-in-fact

*  Pursuant to Power of Attorney (filed herewith).

EXHIBIT INDEX

Exhibit No.

a. (xxxii)	Articles Supplementary dated November 23, 2009

a. (xxxiii)	Articles of Amendment dated December 11, 2009

a.(xxxiv)	Articles of Amendment dated February 1, 2010

b.	By-laws adopted January 24, 1996, last amended November 5, 2009

h. (vi)	Amendment No. 5 to Transfer Agency and Service Agreement

h.(vii)	Amendment No. 6 to Transfer Agency and Service Agreement

h.(xxvi)	Transfer Agency Fee Waiver Agreement

i.	Opinion and Consent of Counsel

j.	Consent of Independent Registered Public Accounting Firm

p.(i)	Code of Ethics of HL Investment Advisors, LLC, Hartford Investment Financial Services, LLC and The Hartford-Sponsored Mutual Funds

p.(ii)	Code of Ethics of Hartford Investment Management Company (filed herewith)

p.(vi)	Code of Ethics of SSgA Funds Management, Inc. (filed herewith)

q.	Power of Attorney